UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-04236

JPMorgan Trust II

(Exact name of registrant as specified in charter)

270 Park Avenue

New York, NY 10017

(Address of principal executive offices) (Zip code)

Frank J. Nasta

270 Park Avenue

New York, NY 10017

(Name and Address of Agent for Service)

Registrant’s telephone number, including area code: (800) 480-4111

Date of fiscal year end: June 30

Date of reporting period: July 1, 2015 through December 31, 2015

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1.	REPORTS TO STOCKHOLDERS.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

Semi-Annual Report

J.P. Morgan Small Cap Funds

December 31, 2015 (Unaudited)

JPMorgan Dynamic Small Cap Growth Fund

JPMorgan Small Cap Core Fund

JPMorgan Small Cap Equity Fund

JPMorgan Small Cap Growth Fund

JPMorgan Small Cap Value Fund

JPMorgan U.S. Small Company Fund

Investments in a Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectus for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

January 29, 2016 (Unaudited)

Dear Shareholder,

The past six months have cemented key divergences between the U.S. and the rest of the world and between developed market economies and emerging market economies. In the face of slowing economic growth in China and a tentative economic recovery in Europe, U.S. employment and consumer spending were strong enough to persuade the U.S. Federal Reserve (the “Fed”) to raise interest rates in December for the first time in a decade.

“Investors may take comfort from a relatively healthy U.S. economy and the stated determination of central banks in China, the European Union and elsewhere to support both economic growth and financial markets.”

While U.S. equity and bond markets posted small positive returns for the six month period, the broader U.S. economy continued to strengthen. Unemployment dropped to 5.0% and remained there for the final three months of 2015, the lowest levels since April 2008. Thanks to cheap gasoline, easy credit and overall economic improvement, the U.S. auto industry continued to show strong sales growth through the second half of 2015, on pace for an all-time high of 17.5 million vehicles for the full year. While U.S. wage growth had averaged 2% throughout most of the post financial crisis recovery, U.S. wages rose 2.5% from one year earlier in both October and December 2015.

While the Fed determined the domestic economy was healthy enough to move toward normalized interest rate policy, U.S. gross domestic product fluctuated throughout 2015 and slowed to 2.0% in the July-September period and an estimated 0.7% in the October-December period. It became apparent during the second half of 2015, that economic weakness in both developed and emerging markets was a significant drag on U.S. growth. Furthermore, the strength of the U.S. dollar against other currencies — particularly those of emerging market exporting nations — put U.S. exports at a comparative disadvantage.

Against this backdrop, demand for oil and most other commodities decreased. Prices for energy, metals, foods and precious metals were trading at levels not seen since the 1990s. While an oversupply of petroleum and natural gas hurt global energy prices, slowing economic growth in China and the nation’s transition away from a decade-long construction boom reduced demand for a range of other basic materials. The consequences of China’s shrinking appetite for raw materials are sobering: In 2014, the latest available full year of data, China consumed an estimated 60% of the world’s iron ore, 50% of its copper, 48% of its aluminum, 47% of its zinc, 45% of its nickel and 12% of its crude oil.

China’s slowing economy and the accompanying financial market turmoil held investors’ attention for most of the second half of 2015. After posting year-to-date gains that reached 30% in the first half of the year, Chinese equity prices began to fall in June. While Chinese authorities undertook a range of actions to bolster economic growth and stabilize financial markets — including a 2% devaluation of the yuan — the “Black Monday” sell-off that originated in the Shanghai and Shenzhen markets on August 24th dragged the Standard & Poor’s 500 Index (S&P 500) down 3.9% for the day.

U.S. equity prices remained subdued through September and finally rebounded in October and the S&P 500 posted its best monthly performance since October 2011. Overall, U.S. equities markets in the second half of 2015 were marked by large gains in a few stocks — particularly those of large cap technology companies — while a large number of stocks underperformed and the median stock was flat for the year. Notably, U.S mergers and acquisitions activity in 2015 had surpassed previous records by November and in December the U.S. bull market for equities reached 82 consecutive months. For the six months ended December 31, 2015, the S&P 500 returned 0.15% and closed 4.08% below its all-time high, reached on May 21, 2015.

Investors endured a sharp increase in financial market volatility over the past six months. Selling in China’s financial markets, struggling commodities prices and uncertainty about global economic growth all fueled market gyrations. However, the Fed removed a key uncertainty in December when it lifted interest rates. Investors may take comfort from a relatively healthy U.S. economy and the stated determination of central banks in China, the European Union and elsewhere to support both economic growth and financial markets. However, increased market volatility and the divergent performance of developed and emerging market economies may be best managed through a properly diversified portfolio and a patient approach to investing.

On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued support. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Global Funds Management,

J.P. Morgan Asset Management

DECEMBER 31, 2015	J.P. MORGAN SMALL CAP FUNDS	1

J.P. Morgan Small Cap Funds

MARKET OVERVIEW

SIX MONTHS ENDED DECEMBER 31, 2015 (Unaudited)

U.S. equities financial markets provided slim returns for the second half of 2015. Global weakness in commodities prices, slowing economic growth in China, anxiety over U.S. interest rate policy and slowing growth in corporate earnings combined to put pressure on equity prices during the summer months.

In mid-August, Chinese authorities devalued the yuan by 2% amid declines in Shanghai/Shenzhen equity markets. A global sell-off followed on August 24th, dragging down the Standard & Poor’s 500 Index (“S&P 500”) by 3.9% for the day.

However, U.S. equity markets rebounded in October as China’s central bank undertook further actions to bolster domestic financial markets and the U.S. Federal Reserve held interest rates at historically low levels. The S&P 500 turned in its best one-month performance since October 2011.

In general, the U.S. equities market for the six month reporting period was marked by large gains in a few select stocks, especially technology sector stocks, while most other stocks ended the period lower or essentially flat. The energy, materials and industrials sectors underperformed the broader market, while the consumer discretionary, consumer staples and health care sectors outperformed the broader market. Over the reporting period, growth stocks generally outperformed value stocks and small cap stocks generally underperformed both mid cap and large cap stocks. For the six months ended December 31, 2015, the S&P 500 returned 0.15% and the Russell 2000 Index returned -8.75%.

2	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2015

JPMorgan Dynamic Small Cap Growth Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2015 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class A Shares, without a sales charge)*	-10.89%
Russell 2000 Growth Index	-9.31%

Net Assets as of 12/31/2015 (In Thousands)	$404,416

INVESTMENT OBJECTIVE**

The JPMorgan Dynamic Small Cap Growth Fund (the “Fund”) seeks capital growth over the long term.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class A Shares, without a sales charge, underperformed the Russell 2000 Growth Index (the “Benchmark”) for the six months ended December 31, 2015. The Fund’s security selection in the health care sector and its security selection and overweight position in the energy sector were leading detractors from performance relative to the Benchmark, while the Fund’s security selection in the materials & processing sector and the consumer discretionary sector was a leading contributor to relative performance.

Leading individual detractors from relative performance included the Fund’s overweight positions in Men’s Wearhouse Inc., Nimble Storage Inc. and Barracuda Networks Inc. Shares of Men’s Wearhouse, a clothing retail chain, fell on weaker-than-expected comparable store sales for its Jos. A Bank business. Shares of Nimble Storage, a data storage provider, declined after the company reported lower-than-expected earnings and revenue. Shares of Barracuda Networks, a maker of data security, networking and storage systems, fell on weak quarterly results and a reduced forecast for billing.

Leading individual contributors to relative performance included the Fund’s overweight positions in Acuity Brands Inc., Wayfair Inc. and Monolithic Power Systems Inc. Shares of Acuity Brands, a maker of commercial and residential lighting, rose on strength in its LED lighting business and market share gains. Shares of Wayfair, an online retailer of furniture and other home products, rose on better-than-expected earnings and strong holiday season sales. Shares of Monolithic Power, a provider of electrical technology for commercial applications, rose on better-than-expected quarterly earnings and revenue.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers utilized a bottom-up approach to stock selection, researching individual companies in an effort to construct portfolios of stocks that have strong fundamentals. The Fund’s portfolio managers preferred to invest in high quality companies with durable franchises that, in their view, possessed the ability to generate strong future earnings growth.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Guidewire Software, Inc.	1.9%
2.	Pool Corp.	1.7
3.	Lithia Motors, Inc., Class A	1.6
4.	Veeva Systems, Inc., Class A	1.6
5.	Monolithic Power Systems, Inc.	1.5
6.	Novadaq Technologies, Inc., (Canada)	1.5
7.	M/A-COM Technology Solutions Holdings, Inc.	1.5
8.	Acuity Brands, Inc.	1.4
9.	Lennox International, Inc.	1.4
10.	WellCare Health Plans, Inc.	1.4

PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	28.8%
Health Care	26.8
Industrials	16.7
Consumer Discretionary	13.3
Financials	8.6
Consumer Staples	2.2
Energy	1.3
Materials	1.0
Short-Term Investment	1.3

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of December 31, 2015. The Fund’s portfolio composition is subject to change.

DECEMBER 31, 2015	J.P. MORGAN SMALL CAP FUNDS	3

JPMorgan Dynamic Small Cap Growth Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2015 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2015

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	May 19, 1997
Without Sales Charge		(10.89)%	(2.26)%	9.03%	6.75%
With Sales Charge**		(15.56)	(7.41)	7.86	6.18
CLASS C SHARES	January 7, 1998
Without CDSC		(11.09)	(2.72)	8.50	6.17
With CDSC***		(12.09)	(3.72)	8.50	6.17
SELECT CLASS SHARES	April 5, 1999	(10.78)	(2.04)	9.36	7.12

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%
***	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/05 TO 12/31/15)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Dynamic Small Cap Growth Fund, the Russell 2000 Growth Index and the Lipper Small-Cap Growth Funds Index from December 31, 2005 to December 31, 2015. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and includes a sales charge. The performance of the Russell 2000 Growth Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Small-Cap Growth Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell

2000 Growth Index is an unmanaged index which measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. The Lipper Small-Cap Growth Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class A Shares have a $1,000 minimum initial investment and carry a 5.25% sales charge.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2015

JPMorgan Small Cap Core Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2015 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	-8.52%
Russell 2000 Index	-8.75%

Net Assets as of 12/31/2015 (In Thousands)	$197,349

INVESTMENT OBJECTIVE**

The JPMorgan Small Cap Core Fund seeks capital growth over the long term.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The JPMorgan Small Cap Core Fund’s Select Class Shares outperformed the Russell 2000 Index (the “Benchmark”) for the six months ended December 31, 2015. The Fund’s security selection in the consumer discretionary and producer durables sectors was a leading contributor to performance relative to the Benchmark, while the Fund’s security selection in the consumer staples and utilities sectors was a leading detractor from relative performance.

Leading individual contributors to relative performance included the Fund’s overweight positions in Hawaiian Holdings Inc., Rovi Corp. and American Woodmark Co. Shares of Hawaiian Holdings, owner and operator of Hawaiian Airlines, rose on low fuel prices, traffic growth and overall improvement in the airline sector. Shares of Rovi, a provider of pay-TV programing guides, rose after several large entertainment providers renewed their contracts for Rovi’s technology. Shares of American Woodmark, a maker of cabinets and other home furnishings, rose on better-than-expected earnings amid a strong U.S. housing market.

Leading individual detractors from relative performance included the Fund’s overweight positions in Dynegy Inc., Triangle Petroleum Corp. and SunEdison Inc. Shares of Dynegy, an energy utility, fell on general weakness in energy prices and the company’s downward revision to its earnings forecast. Shares of Triangle Petroleum, an oil and gas extraction and oil field services company, fell on continued weakness in global oil prices. Shares of SunEdison, a solar energy company not held in the Benchmark, declined on investor concerns about the company’s high debt levels and its pending acquisition of Vivint Solar Inc.

HOW WAS THE FUND POSITIONED?

In accordance with its investment process, the Fund’s portfolio managers take limited sector bets and construct the Fund so that stock selection is typically the primary driver of its relative performance versus the Benchmark. The Fund’s portfolio managers employ a bottom-up approach to stock selection, using quantitative screening and proprietary analysis to construct a portfolio of companies that they believe are attractively valued and possess strong momentum. During the reporting period, the Fund was managed and positioned in accordance with this investment process.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Portland General Electric Co.	1.2%
2.	Take-Two Interactive Software, Inc.	1.1
3.	Rovi Corp.	1.1
4.	Helen of Troy Ltd.	1.0
5.	Hawaiian Holdings, Inc.	1.0
6.	Barrett Business Services, Inc.	1.0
7.	Cooper Tire & Rubber Co.	1.0
8.	Cross Country Healthcare, Inc.	1.0
9.	American Woodmark Corp.	1.0
10.	Huntington Bancshares, Inc.	0.9

PORTFOLIO COMPOSITION BY SECTOR***
Financials	23.4%
Information Technology	17.9
Health Care	16.2
Industrials	15.7
Consumer Discretionary	10.7
Utilities	3.5
Materials	3.3
Energy	3.1
Consumer Staples	2.5
Telecommunication Services	1.1
Short-Term Investment	2.6

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of December 31, 2015. The Fund’s portfolio composition is subject to change.

DECEMBER 31, 2015	J.P. MORGAN SMALL CAP FUNDS	5

JPMorgan Small Cap Core Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2015 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2015

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
SELECT CLASS SHARES	January 1, 1997	(8.52)%	(5.38)%	11.09%	7.04%

*	Not annualized.

TEN YEAR PERFORMANCE (12/31/05 TO 12/31/15)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Small Cap Core Fund, the Russell 2000 Index and the Lipper Small-Cap Core Funds Index from December 31, 2005 to December 31, 2015. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell 2000 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Small-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell 2000 Index is an unmanaged index which measures the performance of the 2000 smallest stocks (on the basis of capitalization) in the Russell 3000 Index. The Lipper Small-Cap Core Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

6	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2015

JPMorgan Small Cap Equity Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2015 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class A Shares, without a sales charge)*	-6.35%
Russell 2000 Index	-8.75%

Net Assets as of 6/30/2015 (In Thousands)	$2,922,781

INVESTMENT OBJECTIVE**

The JPMorgan Small Cap Equity Fund (the “Fund”) seeks capital growth over the long term.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class A Shares, without a sales charge, outperformed the Russell 2000 Index (the “Benchmark”) for the six months ended December 31, 2015. The Fund’s security selection in the materials & processing sector and the producer durables sectors was a leading contributor to performance relative to the Benchmark, while the Fund’s security selection in the financials sector and its underweight position in the technology sector were leading detractors from relative performance.

Leading individual contributors to relative performance included the Fund’s overweight positions in Waste Connections Inc., Pool Corp. and Aptargroup Inc. Shares of Waste Connections, a provider of waste collection and disposal services, rose on consistently positive earnings amid strength in its core solid waste business. Shares of Pool Corp., a distributor of swimming pool supplies and equipment, rose on better-than-expected quarterly earnings. Shares of Aptargroup, a provider of containers and packaging, rose on better-than-expected earnings.

Leading individual detractors from relative performance included the Fund’s overweight positions in Ascent Media Corp., Iconix Brand Group Inc. and Crocs Inc. Shares of Ascent Media, a provider of security monitoring systems and services, fell on weaker-than-expected earnings. Shares of Iconix Brands, a manager of brand name apparel, declined after the company replaced its management team and had to restate its financial statements. Shares of Crocs, a maker of casual footwear, fell after the company cut its revenue forecast.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers employed a bottom-up approach to stock selection, constructing portfolios based on company fundamentals and proprietary analysis. The Fund’s portfolio managers looked for companies that, in their view, had leading competitive advantages, predictable and durable business models, and sustainable free cash flow generation with management teams committed to increasing intrinsic value.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Waste Connections, Inc.	2.9%
2.	Toro Co. (The)	2.5
3.	Spectrum Brands Holdings, Inc.	2.4
4.	Pool Corp.	2.3
5.	AptarGroup, Inc.	2.2
6.	IDEXX Laboratories, Inc.	2.0
7.	Crown Holdings, Inc.	1.9
8.	Brinker International, Inc.	1.8
9.	Jarden Corp.	1.7
10.	Centene Corp.	1.7

PORTFOLIO COMPOSITION BY SECTOR***
Financials	23.6%
Industrials	19.6
Consumer Discretionary	17.0
Health Care	10.9
Information Technology	8.6
Materials	5.7
Consumer Staples	4.0
Energy	3.1
Utilities	2.8
Short-Term Investment	4.7

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of December 31, 2015. The Fund’s portfolio composition is subject to change.

DECEMBER 31, 2015	J.P. MORGAN SMALL CAP FUNDS	7

JPMorgan Small Cap Equity Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2015 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2015

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	December 20, 1994
Without Sales Charge		(6.35)%	(1.85)%	11.50%	9.81%
With Sales Charge**		(11.27)	(6.99)	10.30	9.21
CLASS C SHARES	February 19, 2005
Without CDSC		(6.59)	(2.36)	10.94	9.25
With CDSC***		(7.59)	(3.36)	10.94	9.25
CLASS R2 SHARES	November 3, 2008	(6.49)	(2.11)	11.21	9.61
CLASS R5 SHARES	May 15, 2006	(6.12)	(1.36)	12.05	10.35
SELECT CLASS SHARES	May 7, 1996	(6.21)	(1.55)	11.83	10.14

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%
***	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/05 TO 12/31/15)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R5 Shares prior to their inception date are based on the performance of the Select Class Shares. The actual returns of Class R5 Shares would have been different than those shown because Class R5 Shares have different expenses than Select Class Shares.

Returns for Class R2 Shares prior to their inception date are based on the performance of Class A Shares. The actual returns of Class R2 Shares would have been lower than those shown because Class R2 Shares have higher expenses than Class A Shares.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Small Cap Equity Fund, the Russell 2000 Index and the Lipper Small-Cap Core Funds Index from December 31, 2005 to December 31, 2015. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and includes a sales charge. The performance of the Russell 2000 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Small-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell 2000 Index is an unmanaged index which measures the performance of the 2000 smallest stocks (on the basis of capitalization) in the Russell 3000 Index. The Lipper Small-Cap Core Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class A Shares have a $1,000 minimum initial investment and carry a 5.25% sales charge.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

8	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2015

JPMorgan Small Cap Growth Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2015 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class A Shares, without a sales charge)*	-10.72%
Russell 2000 Growth Index	-9.31%

Net Assets as of 12/31/2015 (In Thousands)	$1,132,781

INVESTMENT OBJECTIVE**

The JPMorgan Small Cap Growth Fund (the “Fund”) seeks long-term capital growth primarily by investing in a portfolio of equity securities of small-capitalization and emerging growth companies.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class A Shares, without a sales charge, underperformed the Russell 2000 Growth Index (the “Benchmark”) for the six months ended December 31, 2015. The Fund’s security selection in the health care sector and its security selection and overweight position in the energy sector were leading detractors from performance relative to the Benchmark, while the Fund’s security selection in the materials & processing sector and the consumer discretionary sector were leading positive contributors to relative performance.

Leading individual detractors from relative performance included the Fund’s overweight positions in Men’s Wearhouse Inc., Nimble Storage Inc. and Barracuda Networks Inc. Shares of Men’s Wearhouse, a clothing retail chain, fell on weaker-than-expected comparable store sales at its Jos. A. Bank business. Shares of Nimble Storage, a data storage provider, declined after the company reported lower-than-expected earnings and revenue. Shares of Barracuda Networks, a provider of data security, networking and storage systems, fell on a weak quarterly results and a reduced forecast for billing.

Leading individual contributors to relative performance included the Fund’s overweight positions in Acuity Brands Inc., Wayfair Inc. and Monolithic Power Systems Inc. Shares of Acuity Brands, a maker of commercial and residential lighting, rose on strength in its LED lighting business and market share gains. Shares of Wayfair, an online retailer of furniture and other home products, rose on better-than-expected earnings and strong holiday season sales. Shares of Monolithic Power, a provider of electrical technology for commercial applications, rose on better-than-expected quarterly earnings and revenue.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers utilized a bottom-up approach to stock selection, researching individual companies in an effort to construct portfolios of stocks that have strong fundamentals. The Fund’s portfolio managers preferred to invest in high quality companies with durable franchises that, in their view, possessed the ability to generate strong future earnings growth.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Guidewire Software, Inc.	1.9%
2.	Pool Corp.	1.7
3.	Lithia Motors, Inc., Class A	1.6
4.	Veeva Systems, Inc., Class A	1.6
5.	Monolithic Power Systems, Inc.	1.5
6.	M/A-COM Technology Solutions Holdings, Inc.	1.5
7.	Acuity Brands, Inc.	1.4
8.	Lennox International, Inc.	1.4
9.	WellCare Health Plans, Inc.	1.4
10.	Boyd Gaming Corp.	1.4

PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	28.8%
Health Care	26.5
Industrials	16.8
Consumer Discretionary	13.3
Financials	8.6
Consumer Staples	2.2
Energy	1.3
Materials	1.0
Short-Term Investment	1.5

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of December 31, 2015. The Fund’s portfolio composition is subject to change.

DECEMBER 31, 2015	J.P. MORGAN SMALL CAP FUNDS	9

JPMorgan Small Cap Growth Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2015 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2015

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	July 1, 1991
Without Sales Charge		(10.72)%	(2.15)%	9.34%	7.93%
With Sales Charge**		(15.39)	(7.27)	8.17	7.35
CLASS C SHARES	November 4, 1997
Without CDSC		(10.91)	(2.61)	8.79	7.34
With CDSC***		(11.91)	(3.61)	8.79	7.34
CLASS R2 SHARES	November 3, 2008	(10.80)	(2.34)	9.06	7.66
CLASS R6 SHARES	November 30, 2010	(10.46)	(1.67)	9.88	8.41
INSTITUTIONAL CLASS SHARES	February 19, 2005	(10.51)	(1.75)	9.78	8.36
SELECT CLASS SHARES	March 26, 1996	(10.60)	(1.93)	9.61	8.20

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%
***	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/05 TO 12/31/15)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R2 Shares prior to their inception date are based on the performance of Class A Shares. All prior class performance for Class R2 Shares has been adjusted to reflect the differences in expenses between classes.

Returns for Class R6 Shares prior to their inception date are based on the performance of Institutional Class Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Institutional Class Shares.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Small Cap Growth Fund, the Russell 2000 Growth Index and the Lipper Small-Cap Growth Funds Index from December 31, 2005 to December 31, 2015. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and includes a sales charge. The performance of the Russell 2000 Growth Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Small-Cap Growth Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell 2000 Growth Index is an unmanaged index which measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. The Lipper Small-Cap Growth Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class A Shares have a $1,000 minimum initial investment and carry a 5.25% sales charge.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

10	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2015

JPMorgan Small Cap Value Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2015 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	-8.19%
Russell 2000 Value Index	-8.17%

Net Assets as of 12/31/2015 (In Thousands)	$1,775,738

INVESTMENT OBJECTIVE**

The JPMorgan Small Cap Value Fund (the “Fund”) seeks long-term capital growth primarily by investing in equity securities of small-capitalization companies.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Select Class Shares underperformed the Russell 2000 Value Index (the “Benchmark”) for the six months ended December 31, 2015. The Fund’s security selection in the health care and materials & processing sectors was a leading contributor to performance relative to the Benchmark, while security selection in the energy and consumer staples sectors was a leading detractor from relative performance.

Leading individual detractors from relative performance included the Fund’s overweight positions in oil and gas producers Bill Barrett Corp., Penn Virginia Corp. and Stone Energy Corp. Shares of these companies declined amid continued weakness in global energy prices.

Leading individual contributors to relative performance included the Fund’s overweight positions in Thoratec Corp., CoreSite Realty Inc. and Take-Two Interactive Software Inc. Shares of Thoratec, a medical device maker, rose on news that it would be acquired by St. Jude Medical Corp. Shares of CoreSite Realty, a data center real estate investment trust, rose on better than expected earnings and revenue. Shares of Take-Two Interactive, a maker of video games, rose on better than expected earnings.

HOW WAS THE FUND POSITIONED?

In accordance with its investment process, the Fund’s portfolio managers take limited sector bets and construct the Fund so that stock selection is typically the primary driver of its relative performance versus the Benchmark. The Fund’s portfolio managers use a quantitative ranking methodology to identify stocks in each sector that, in their view, trade at attractive levels. Through bottom-up fundamental research, they seek companies that they believe have attractive valuations, exhibit high earnings quality and have management teams that make effective capital deployment decisions. During the reporting period, the Fund was managed and positioned in accordance with this investment process.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	DCT Industrial Trust, Inc.	1.2%
2.	CNO Financial Group, Inc.	1.2
3.	Cooper Tire & Rubber Co.	1.1
4.	Take-Two Interactive Software, Inc.	1.1
5.	Westamerica Bancorporation	1.0
6.	CubeSmart	1.0
7.	Children’s Place, Inc. (The)	1.0
8.	Universal Corp.	1.0
9.	EMCOR Group, Inc.	1.0
10.	REX American Resources Corp.	0.9

PORTFOLIO COMPOSITION BY SECTOR***
Financials	40.7%
Industrials	13.0
Information Technology	12.3
Consumer Discretionary	8.3
Utilities	7.1
Health Care	5.1
Energy	3.9
Materials	3.0
Consumer Staples	2.4
Telecommunication Services	0.6
Short-Term Investment	3.6

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of December 31, 2015. The Fund’s portfolio composition is subject to change.

DECEMBER 31, 2015	J.P. MORGAN SMALL CAP FUNDS	11

JPMorgan Small Cap Value Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2015 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2015

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	January 27, 1995
Without Sales Charge		(8.30)%	(7.79)%	8.51%	6.15%
With Sales Charge**		(13.12)	(12.62)	7.34	5.58
CLASS C SHARES	March 22, 1999
Without CDSC		(8.60)	(8.35)	7.84	5.51
With CDSC***		(9.60)	(9.35)	7.84	5.51
CLASS R2 SHARES	November 3, 2008	(8.38)	(8.01)	8.24	5.88
CLASS R5 SHARES	May 15, 2006	(8.13)	(7.48)	8.89	6.51
CLASS R6 SHARES	February 22, 2005	(8.06)	(7.34)	8.95	6.57
SELECT CLASS SHARES	January 27, 1995	(8.19)	(7.58)	8.78	6.42

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%
***	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/05 TO 12/31/15)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R2 and Class R5 Shares prior to their inception dates are based on the performance of the Select Class Shares, the original class offered. All prior class performance for Class R2 Shares has been adjusted to reflect the differences in expenses between classes. The actual returns of Class R5 Shares would have been different than those shown because Class R5 Shares have different expenses than Select Class Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Small Cap Value Fund, the Russell 2000 Value Index and the Lipper Small-Cap Value Funds Index from December 31, 2005 to December 31, 2015. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell 2000 Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Small-Cap Value Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell 2000 Value Index is an unmanaged index which measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. The Lipper Small-Cap Value Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

12	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2015

JPMorgan U.S. Small Company Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2015 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Institutional Class Shares)*	-7.45%
Russell 2000 Index	-8.75%

Net Assets as of 12/31/2015 (In Thousands)	$1,101,185

INVESTMENT OBJECTIVE**

The JPMorgan U.S. Small Company Fund (the “Fund”) seeks to provide high total return from a portfolio of small company stocks.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Institutional Class Shares outperformed the Russell 2000 Index (the “Benchmark”) for the six months ended December 31, 2015. The Fund’s security selection in the health care and producer durables sectors was a leading contributor to performance relative to the Benchmark, while the Fund’s overweight position in the energy sector and its security selection in the consumer staples sectors were leading detractors from relative performance.

Leading individual contributors to relative performance included the Fund’s overweight positions in Take-Two Interactive Software Inc., Coresite Realty Corp. and Strayer Education Inc. Shares of Take-Two Interactive, a developer and publisher of interactive games and entertainment, rose on better-than-expected earnings. Shares of Coresite Realty, a data center real estate investment trust, rose on better than expected earnings and revenue. Shares of Strayer Education, a for-profit higher education company, rose on the company’s stock buyback plan and investor expectations for growth.

Leading individual detractors from relative performance included the Fund’s overweight positions in Outerwall Inc., Iconix Brand Group Inc. and Bill Barrett Corp. Shares of Outerwall, a provider of automated retail technologies, fell after the company lowered its revenue forecast.

Shares of Iconix Brands, a manager of brand name apparel, declined after the company replaced its management team and had to restate its financial statements.

Shares of Bill Barrett, an oil and gas producer, declined amid continued weakness in global energy prices.

HOW WAS THE FUND POSITIONED?

In accordance with its investment process, the Fund’s portfolio managers take limited sector bets and construct the Fund so that stock selection is typically the primary driver of its relative performance versus the Benchmark. The Fund’s portfolio managers use a quantitative ranking methodology to identify stocks in each sector that, in their view, trade at attractive levels. Through bottom-up fundamental research, they seek companies that exhibit high earnings quality and have management teams that make effective capital deployment decisions. During the reporting period, the Fund was managed and positioned in accordance with this investment process.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Take-Two Interactive Software, Inc.	1.4%
2.	Aspen Technology, Inc.	1.3
3.	CoreSite Realty Corp.	1.2
4.	Cooper Tire & Rubber Co.	1.2
5.	Rovi Corp.	1.2
6.	InterDigital, Inc.	1.1
7.	Children’s Place, Inc. (The)	1.1
8.	REX American Resources Corp.	1.1
9.	Westamerica Bancorporation	1.1
10.	Sonic Corp.	0.9

PORTFOLIO COMPOSITION BY SECTOR***
Financials	23.0%
Information Technology	18.7
Health Care	16.9
Consumer Discretionary	12.8
Industrials	12.3
Utilities	3.7
Energy	2.9
Consumer Staples	2.7
Materials	2.4
Telecommunication Services	0.8
Short-Term Investment	3.8

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of December 31, 2015. The Fund’s portfolio composition is subject to change.

DECEMBER 31, 2015	J.P. MORGAN SMALL CAP FUNDS	13

JPMorgan U.S. Small Company Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2015 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2015

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	November 1, 2007
Without Sales Charge		(7.66)%	(3.57)%	11.13%	7.39%
With Sales Charge**		(12.51)	(8.63)	9.95	6.81
CLASS C SHARES	November 1, 2007
Without CDSC		(7.86)	(4.01)	10.59	6.97
With CDSC***		(8.86)	(5.01)	10.59	6.97
CLASS R2 SHARES	November 1, 2011	(7.72)	(3.76)	10.93	7.30
CLASS R6 SHARES	November 1, 2011	(7.43)	(3.05)	11.67	7.85
INSTITUTIONAL CLASS SHARES	November 4, 1993	(7.45)	(3.14)	11.60	7.82
SELECT CLASS SHARES	September 10, 2001	(7.54)	(3.34)	11.42	7.63

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%
***	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/05 TO 12/31/15)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class A and Class C Shares prior to their inception dates are based on the performance of the Select Class Shares. The actual returns for Class A and Class C Shares would have been lower than those shown because Class A and Class C Shares have higher expenses than Select Class Shares.

Returns for Class R2 Shares prior to their inception date are based on the performance of the Class A Shares from November 1, 2007 to October 31, 2011 and the performance of Select Class Shares prior to November 1, 2007. The actual returns of Class R2 Shares would have been lower than those shown because Class R2 Shares have higher expenses than Class A Shares and Select Class Shares.

Returns for Class R6 Shares prior to their inception date are based on the performance of the Institutional Class Shares. The actual returns of Class R6 Shares would have been different than these shown because Class R6 Shares have different expenses than Institutional Class Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan U.S. Small Company Fund, the Russell 2000 Index and the Lipper Small-Cap Core Funds Index from

December 31, 2005 to December 31, 2015. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell 2000 Index does not reflect the deduction of expenses associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Small-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell 2000 Index is an unmanaged index which measures the performance of the 2000 smallest stocks (on the basis of capitalization) in the Russell 3000 Index. The Lipper Small-Cap Core Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Class Shares have a $3,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

14	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2015

JPMorgan Dynamic Small Cap Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2015 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 96.1%
	Consumer Discretionary — 13.0%
	Distributors — 1.7%
85	Pool Corp.	6,868

	Diversified Consumer Services — 1.1%
168	2U, Inc. (a)	4,688

	Hotels, Restaurants & Leisure — 2.9%
272	Boyd Gaming Corp. (a)	5,408
88	La Quinta Holdings, Inc. (a)	1,198
39	Vail Resorts, Inc.	4,958

		11,564

	Household Durables — 0.6%
179	TRI Pointe Group, Inc. (a)	2,264

	Internet & Catalog Retail — 1.3%
112	Wayfair, Inc., Class A (a)	5,324

	Multiline Retail — 1.5%
84	Burlington Stores, Inc. (a)	3,606
146	Ollie’s Bargain Outlet Holdings, Inc. (a)	2,478

		6,084

	Specialty Retail — 3.1%
59	Lithia Motors, Inc., Class A	6,310
94	Men’s Wearhouse, Inc. (The)	1,377
68	Penske Automotive Group, Inc.	2,883
56	Vitamin Shoppe, Inc. (a)	1,819

		12,389

	Textiles, Apparel & Luxury Goods — 0.8%
94	Kate Spade & Co. (a)	1,676
93	Wolverine World Wide, Inc.	1,546

		3,222

	Total Consumer Discretionary	52,403

	Consumer Staples — 2.1%
	Food & Staples Retailing — 0.8%
119	Sprouts Farmers Market, Inc. (a)	3,177

	Food Products — 1.3%
88	Diamond Foods, Inc. (a)	3,377
246	Freshpet, Inc. (a)	2,090

		5,467

	Total Consumer Staples	8,644

	Energy — 1.2%
	Energy Equipment & Services — 0.4%
125	Forum Energy Technologies, Inc. (a)	1,563

SHARES	SECURITY DESCRIPTION	VALUE($)

	Oil, Gas & Consumable Fuels — 0.8%
77	Delek U.S. Holdings, Inc.	1,897
196	Laredo Petroleum, Inc. (a)	1,564

		3,461

	Total Energy	5,024

	Financials — 8.4%
	Banks — 2.7%
97	PrivateBancorp, Inc.	3,993
26	Signature Bank (a)	4,001
62	Texas Capital Bancshares, Inc. (a)	3,050

		11,044

	Capital Markets — 2.5%
64	Evercore Partners, Inc., Class A	3,446
134	Financial Engines, Inc.	4,512
321	PennantPark Investment Corp.	1,982

		9,940

	Insurance — 0.7%
43	AmTrust Financial Services, Inc.	2,668

	Real Estate Investment Trusts (REITs) — 1.1%
79	CubeSmart	2,425
50	Highwoods Properties, Inc.	2,190

		4,615

	Real Estate Management & Development — 0.9%
103	RE/MAX Holdings, Inc., Class A	3,832

	Thrifts & Mortgage Finance — 0.5%
87	BofI Holding, Inc. (a)	1,828

	Total Financials	33,927

	Health Care — 26.1%
	Biotechnology — 11.4%
92	ACADIA Pharmaceuticals, Inc. (a)	3,293
66	Acceleron Pharma, Inc. (a)	3,213
15	Anacor Pharmaceuticals, Inc. (a)	1,679
192	Arrowhead Research Corp. (a)	1,179
86	Axovant Sciences Ltd., (Bermuda) (a)	1,546
94	Bellicum Pharmaceuticals, Inc. (a)	1,908
56	Chimerix, Inc. (a)	499
99	Coherus Biosciences, Inc. (a)	2,280
146	Exact Sciences Corp. (a)	1,352
94	FibroGen, Inc. (a)	2,862
142	Halozyme Therapeutics, Inc. (a)	2,460
164	Ignyta, Inc. (a)	2,193
151	Insmed, Inc. (a)	2,736

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2015	J.P. MORGAN SMALL CAP FUNDS	15

JPMorgan Dynamic Small Cap Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2015 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Biotechnology — continued
43	Intrexon Corp. (a)	1,308
48	Kite Pharma, Inc. (a)	2,936
39	Neurocrine Biosciences, Inc. (a)	2,202
63	Portola Pharmaceuticals, Inc. (a)	3,235
57	REGENXBIO, Inc. (a)	943
50	Sage Therapeutics, Inc. (a)	2,928
35	Spark Therapeutics, Inc. (a)	1,601
22	Ultragenyx Pharmaceutical, Inc. (a)	2,449
97	Versartis, Inc. (a)	1,206

		46,008

	Health Care Equipment & Supplies — 5.6%
358	GenMark Diagnostics, Inc. (a)	2,777
110	Insulet Corp. (a)	4,149
164	K2M Group Holdings, Inc. (a)	3,242
55	Nevro Corp. (a)	3,714
455	Novadaq Technologies, Inc., (Canada) (a)	5,796
309	Syneron Medical Ltd., (Israel) (a)	2,385
1,394	Unilife Corp. (a)	690

		22,753

	Health Care Providers & Services — 3.8%
84	Acadia Healthcare Co., Inc. (a)	5,229
117	Surgical Care Affiliates, Inc. (a)	4,654
70	WellCare Health Plans, Inc. (a)	5,482

		15,365

	Health Care Technology — 2.0%
148	Evolent Health, Inc., Class A (a)	1,792
218	Veeva Systems, Inc., Class A (a)	6,293

		8,085

	Pharmaceuticals — 3.3%
130	Horizon Pharma plc (a)	2,807
153	Nektar Therapeutics (a)	2,585
89	Revance Therapeutics, Inc. (a)	3,048
111	Sagent Pharmaceuticals, Inc. (a)	1,772
282	TherapeuticsMD, Inc. (a)	2,922

		13,134

	Total Health Care	105,345

	Industrials — 16.3%
	Aerospace & Defense — 2.1%
76	HEICO Corp.	4,149
91	Hexcel Corp.	4,245

		8,394

SHARES	SECURITY DESCRIPTION	VALUE($)

	Air Freight & Logistics — 0.4%
64	XPO Logistics, Inc. (a)	1,747

	Building Products — 5.6%
99	Advanced Drainage Systems, Inc.	2,390
88	Caesarstone Sdot-Yam Ltd., (Israel) (a)	3,797
49	Fortune Brands Home & Security, Inc.	2,711
44	Lennox International, Inc.	5,509
52	Masonite International Corp. (a)	3,189
133	Trex Co., Inc. (a)	5,077

		22,673

	Electrical Equipment — 1.8%
24	Acuity Brands, Inc.	5,514
35	SolarCity Corp. (a)	1,811

		7,325

	Industrial Conglomerates — 1.1%
51	Carlisle Cos., Inc.	4,500

	Machinery — 2.5%
46	Graco, Inc.	3,308
60	John Bean Technologies Corp.	2,970
37	Middleby Corp. (The) (a)	3,992

		10,270

	Road & Rail — 0.9%
58	Old Dominion Freight Line, Inc. (a)	3,440

	Trading Companies & Distributors — 1.9%
122	Rush Enterprises, Inc., Class A (a)	2,674
42	Watsco, Inc.	4,899

		7,573

	Total Industrials	65,922

	Information Technology — 28.0%
	Communications Equipment — 1.5%
185	Ciena Corp. (a)	3,828
221	Ruckus Wireless, Inc. (a)	2,365

		6,193

	Internet Software & Services — 9.1%
72	Benefitfocus, Inc. (a)	2,628
106	Cornerstone OnDemand, Inc. (a)	3,648
25	CoStar Group, Inc. (a)	5,223
91	Demandware, Inc. (a)	4,892
147	Envestnet, Inc. (a)	4,378
134	GoDaddy, Inc., Class A (a)	4,310
123	GrubHub, Inc. (a)	2,974

SEE NOTES TO FINANCIAL STATEMENTS.

16	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2015

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Internet Software & Services — continued
61	Instructure, Inc. (a)	1,274
113	Marketo, Inc. (a)	3,249
158	Shopify, Inc., (Canada), Class A (a)	4,089

		36,665

	Semiconductors & Semiconductor Equipment — 6.0%
80	Cavium, Inc. (a)	5,271
143	Inphi Corp. (a)	3,859
142	M/A-COM Technology Solutions Holdings, Inc. (a)	5,791
95	MKS Instruments, Inc.	3,431
94	Monolithic Power Systems, Inc.	5,958

		24,310

	Software — 11.0%
71	Atlassian Corp. plc, (United Kingdom), Class A (a)	2,124
138	Barracuda Networks, Inc. (a)	2,584
78	Fleetmatics Group plc, (Ireland) (a)	3,967
53	Fortinet, Inc. (a)	1,653
123	Guidewire Software, Inc. (a)	7,370
55	HubSpot, Inc. (a)	3,101
62	Imperva, Inc. (a)	3,924
121	Infoblox, Inc. (a)	2,221
75	Proofpoint, Inc. (a)	4,869
226	RingCentral, Inc., Class A (a)	5,333
27	Tableau Software, Inc., Class A (a)	2,532

SHARES	SECURITY DESCRIPTION	VALUE($)

	Software — continued
182	Zendesk, Inc. (a)	4,804

		44,482

	Technology Hardware, Storage & Peripherals — 0.4%
188	Nimble Storage, Inc. (a)	1,725

	Total Information Technology	113,375

	Materials — 1.0%
	Construction Materials — 1.0%
68	Eagle Materials, Inc.	4,080

	Total Common Stocks (Cost $300,589)	388,720

Short-Term Investment — 1.3%
	Investment Company — 1.3%
5,297	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.170%, (b) (l) (Cost $5,297)	5,297

	Total Investments — 97.4% (Cost $305,886)	394,017
	Other Assets in Excess of Liabilities — 2.6%	10,399

	NET ASSETS — 100.0%	$404,416

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2015	J.P. MORGAN SMALL CAP FUNDS	17

JPMorgan Small Cap Core Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2015 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 98.0%
	Consumer Discretionary — 10.8%
	Auto Components — 2.2%
42	American Axle & Manufacturing Holdings, Inc. (a)	791
52	Cooper Tire & Rubber Co.	1,961
5	Horizon Global Corp. (a)	48
14	Stoneridge, Inc. (a)	207
48	Tower International, Inc.	1,370

		4,377

	Diversified Consumer Services — 0.2%
2	Capella Education Co.	107
27	K12, Inc. (a)	236

		343

	Hotels, Restaurants & Leisure — 1.6%
21	Bloomin’ Brands, Inc.	363
24	Carrols Restaurant Group, Inc. (a)	279
4	Dave & Buster’s Entertainment, Inc. (a)	163
2	Fogo De Chao, Inc. (a)	29
24	Isle of Capri Casinos, Inc. (a)	329
15	Jack in the Box, Inc.	1,159
51	Ruth’s Hospitality Group, Inc.	816

		3,138

	Household Durables — 1.3%
22	Helen of Troy Ltd. (a)	2,044
17	KB Home	210
3	Libbey, Inc.	74
10	Lifetime Brands, Inc.	132
2	NACCO Industries, Inc., Class A	102
7	Skullcandy, Inc. (a)	32

		2,594

	Leisure Products — 0.2%
17	Nautilus, Inc. (a)	282

	Media — 1.3%
75	Gray Television, Inc. (a)	1,230
6	Journal Media Group, Inc.	71
11	Nexstar Broadcasting Group, Inc., Class A	670
20	Sinclair Broadcast Group, Inc., Class A	641

		2,612

	Specialty Retail — 4.0%
7	Abercrombie & Fitch Co., Class A	181
19	Barnes & Noble, Inc.	161
27	Caleres, Inc.	713
31	Cato Corp. (The), Class A	1,127
22	Children’s Place, Inc. (The)	1,231
11	Citi Trends, Inc.	244

SHARES	SECURITY DESCRIPTION	VALUE($)

	Specialty Retail — continued
51	Express, Inc. (a)	887
13	Kirkland’s, Inc.	185
14	Lithia Motors, Inc., Class A	1,445
190	Office Depot, Inc. (a)	1,070
13	Outerwall, Inc.	468
25	Tilly’s, Inc., Class A (a)	164

		7,876

	Total Consumer Discretionary	21,222

	Consumer Staples — 2.5%
	Food & Staples Retailing — 1.0%
13	Andersons, Inc. (The)	398
51	SpartanNash Co.	1,105
49	SUPERVALU, Inc. (a)	330
4	Village Super Market, Inc., Class A	102

		1,935

	Food Products — 1.1%
32	Dean Foods Co.	542
35	Pilgrim’s Pride Corp.	775
13	Pinnacle Foods, Inc.	557
4	Sanderson Farms, Inc.	326

		2,200

	Personal Products — 0.4%
7	Revlon, Inc., Class A (a)	191
5	USANA Health Sciences, Inc. (a)	689

		880

	Total Consumer Staples	5,015

	Energy — 3.1%
	Energy Equipment & Services — 1.1%
39	Archrock, Inc.	295
76	Atwood Oceanics, Inc.	779
80	Helix Energy Solutions Group, Inc. (a)	420
17	Matrix Service Co. (a)	351
8	PHI, Inc. (a)	137
4	Pioneer Energy Services Corp. (a)	9
16	Superior Energy Services, Inc.	221

		2,212

	Oil, Gas & Consumable Fuels — 2.0%
49	Abraxas Petroleum Corp. (a)	52
37	Bill Barrett Corp. (a)	146
18	Callon Petroleum Co. (a)	153
18	Carrizo Oil & Gas, Inc. (a)	520
16	Delek U.S. Holdings, Inc.	397

SEE NOTES TO FINANCIAL STATEMENTS.

18	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2015

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Oil, Gas & Consumable Fuels — continued
7	Energy XXI Ltd.	8
39	Green Plains, Inc.	904
12	Jones Energy, Inc., Class A (a)	46
55	Pacific Ethanol, Inc. (a)	264
50	Renewable Energy Group, Inc. (a)	465
2	REX American Resources Corp. (a)	82
23	Stone Energy Corp. (a)	99
13	TransAtlantic Petroleum Ltd. (a)	17
171	Triangle Petroleum Corp. (a)	131
13	Western Refining, Inc.	453
4	World Fuel Services Corp.	144

		3,881

	Total Energy	6,093

	Financials — 23.5%
	Banks — 8.8%
19	Banc of California, Inc.	280
17	BBCN Bancorp, Inc.	294
4	BNC Bancorp	98
10	Cathay General Bancorp	314
2	Community Trust Bancorp, Inc.	77
24	Customers Bancorp, Inc. (a)	640
37	East West Bancorp, Inc.	1,540
23	Fidelity Southern Corp.	503
6	Financial Institutions, Inc.	170
6	First Business Financial Services, Inc.	150
29	First Commonwealth Financial Corp.	262
7	First Community Bancshares, Inc.	138
6	First Financial Bancorp	111
6	First Merchants Corp.	145
12	First NBC Bank Holding Co. (a)	436
43	FirstMerit Corp.	807
64	Fulton Financial Corp.	827
42	Hanmi Financial Corp.	999
17	Hilltop Holdings, Inc. (a)	329
168	Huntington Bancshares, Inc.	1,857
1	IBERIABANK Corp.	79
5	MainSource Financial Group, Inc.	122
1	National Bankshares, Inc.	42
4	NBT Bancorp, Inc.	107
31	PacWest Bancorp	1,338
12	Pinnacle Financial Partners, Inc.	636
50	Popular, Inc., (Puerto Rico)	1,431
13	Preferred Bank	438
6	PrivateBancorp, Inc.	261
2	Prosperity Bancshares, Inc.	93

SHARES	SECURITY DESCRIPTION	VALUE($)

	Banks — continued
7	Sierra Bancorp	126
17	Southwest Bancorp, Inc.	292
3	Stonegate Bank	89
2	SVB Financial Group (a)	215
20	TriCo Bancshares	540
19	TriState Capital Holdings, Inc. (a)	264
8	Triumph Bancorp, Inc. (a)	127
3	WesBanco, Inc.	102
5	West Bancorporation, Inc.	107
83	Wilshire Bancorp, Inc.	957
2	Yadkin Financial Corp.	62

		17,405

	Capital Markets — 1.0%
4	Arlington Asset Investment Corp., Class A	58
83	BGC Partners, Inc., Class A	818
4	Evercore Partners, Inc., Class A	218
6	Houlihan Lokey, Inc.	160
2	INTL. FCStone, Inc. (a)	59
11	Investment Technology Group, Inc.	182
1	Oppenheimer Holdings, Inc., Class A	25
5	Piper Jaffray Cos. (a)	207
6	Stifel Financial Corp. (a)	248

		1,975

	Consumer Finance — 0.6%
22	Cash America International, Inc.	658
12	Encore Capital Group, Inc. (a)	353
4	Nelnet, Inc., Class A	143

		1,154

	Diversified Financial Services — 0.1%
2	MarketAxess Holdings, Inc.	246

	Insurance — 2.9%
24	American Equity Investment Life Holding Co.	565
9	Aspen Insurance Holdings Ltd., (Bermuda)	453
14	Atlas Financial Holdings, Inc. (a)	284
64	CNO Financial Group, Inc.	1,218
3	Crawford & Co., Class B	17
17	eHealth, Inc. (a)	167
8	HCI Group, Inc.	274
2	Horace Mann Educators Corp.	74
35	Maiden Holdings Ltd., (Bermuda)	527
4	National General Holdings Corp.	97
5	Selective Insurance Group, Inc.	156
15	Stewart Information Services Corp.	563

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2015	J.P. MORGAN SMALL CAP FUNDS	19

JPMorgan Small Cap Core Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2015 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Insurance — continued
11	Symetra Financial Corp.	335
5	United Fire Group, Inc.	195
29	Universal Insurance Holdings, Inc.	667
2	Validus Holdings Ltd., (Bermuda)	72

		5,664

	Real Estate Investment Trusts (REITs) — 8.2%
1	Agree Realty Corp.	44
15	American Assets Trust, Inc.	572
6	American Campus Communities, Inc.	235
12	Armada Hoffler Properties, Inc.	129
20	Ashford Hospitality Prime, Inc.	297
126	Ashford Hospitality Trust, Inc.	797
25	Bluerock Residential Growth REIT, Inc.	296
95	Capstead Mortgage Corp.	827
11	Chatham Lodging Trust	235
10	Chesapeake Lodging Trust	251
15	CoreSite Realty Corp.	843
29	Cousins Properties, Inc.	274
10	CyrusOne, Inc.	380
9	DCT Industrial Trust, Inc.	347
12	DDR Corp.	205
21	DiamondRock Hospitality Co.	199
12	Easterly Government Properties, Inc.	213
10	Education Realty Trust, Inc.	380
58	First Industrial Realty Trust, Inc.	1,285
4	Franklin Street Properties Corp.	42
25	GEO Group, Inc. (The)	737
7	Government Properties Income Trust	108
36	Gramercy Property Trust	281
7	Hudson Pacific Properties, Inc.	209
8	LaSalle Hotel Properties	199
2	Mid-America Apartment Communities, Inc.	140
24	Orchid Island Capital, Inc.	242
4	Parkway Properties, Inc.	65
10	Pebblebrook Hotel Trust	279
8	Pennsylvania Real Estate Investment Trust	168
27	Potlatch Corp.	825
5	PS Business Parks, Inc.	455
36	RAIT Financial Trust	98
4	Ramco-Gershenson Properties Trust	61
28	Redwood Trust, Inc.	369
76	Retail Opportunity Investments Corp.	1,369
27	RLJ Lodging Trust	580
11	Silver Bay Realty Trust Corp.	178
95	Summit Hotel Properties, Inc.	1,132

SHARES		SECURITY DESCRIPTION	VALUE($)

		Real Estate Investment Trusts (REITs) — continued
2		Sun Communities, Inc.	124
46		Sunstone Hotel Investors, Inc.	578
8		UMH Properties, Inc.	77
2		WP Glimcher, Inc.	23
6		Xenia Hotels & Resorts, Inc.	95

			16,243

		Real Estate Management & Development — 0.2%
11		Alexander & Baldwin, Inc.	390
—	(h)	RMR Group, Inc.(The), Class A (a)	—	(h)

			390

		Thrifts & Mortgage Finance — 1.7%
19		BofI Holding, Inc. (a)	405
51		Flagstar Bancorp, Inc. (a)	1,177
52		HomeStreet, Inc. (a)	1,125
3		Meta Financial Group, Inc.	142
11		PennyMac Financial Services, Inc., Class A (a)	168
11		Walker & Dunlop, Inc. (a)	313
2		Washington Federal, Inc.	55

			3,385

		Total Financials	46,462

		Health Care — 16.3%
		Biotechnology — 6.9%
4		Acceleron Pharma, Inc. (a)	176
47		Achillion Pharmaceuticals, Inc. (a)	511
14		Acorda Therapeutics, Inc. (a)	599
1		Adamas Pharmaceuticals, Inc. (a)	22
11		Aduro Biotech, Inc. (a)	301
—	(h)	Agios Pharmaceuticals, Inc. (a)	26
16		AMAG Pharmaceuticals, Inc. (a)	483
19		Amicus Therapeutics, Inc. (a)	188
4		Anacor Pharmaceuticals, Inc. (a)	441
20		Applied Genetic Technologies Corp. (a)	404
43		ARIAD Pharmaceuticals, Inc. (a)	266
24		aTyr Pharma, Inc. (a)	237
1		Avalanche Biotechnologies, Inc. (a)	12
18		Bellicum Pharmaceuticals, Inc. (a)	363
6		Bluebird Bio, Inc. (a)	379
4		Blueprint Medicines Corp. (a)	116
27		Cara Therapeutics, Inc. (a)	459
83		Catalyst Pharmaceuticals, Inc. (a)	202
26		Celldex Therapeutics, Inc. (a)	403
10		Chiasma, Inc. (a)	190
12		Clovis Oncology, Inc. (a)	424
13		Coherus Biosciences, Inc. (a)	298

SEE NOTES TO FINANCIAL STATEMENTS.

20	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2015

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Biotechnology — continued
7	Dicerna Pharmaceuticals, Inc. (a)	82
19	Dimension Therapeutics, Inc. (a)	213
9	Dynavax Technologies Corp. (a)	220
15	Esperion Therapeutics, Inc. (a)	332
5	FibroGen, Inc. (a)	149
19	Genocea Biosciences, Inc. (a)	97
13	Global Blood Therapeutics, Inc. (a)	404
4	Heron Therapeutics, Inc. (a)	96
3	Immune Design Corp. (a)	50
39	Infinity Pharmaceuticals, Inc. (a)	306
26	Insmed, Inc. (a)	470
14	Karyopharm Therapeutics, Inc. (a)	182
9	MacroGenics, Inc. (a)	282
4	Neurocrine Biosciences, Inc. (a)	215
20	Nivalis Therapeutics, Inc. (a)	152
66	Oncothyreon, Inc. (a)	147
7	Ophthotech Corp. (a)	526
5	Puma Biotechnology, Inc. (a)	368
47	Raptor Pharmaceutical Corp. (a)	244
1	Sage Therapeutics, Inc. (a)	52
2	Seres Therapeutics, Inc. (a)	60
40	Synergy Pharmaceuticals, Inc. (a)	227
188	Threshold Pharmaceuticals, Inc. (a)	90
8	Ultragenyx Pharmaceutical, Inc. (a)	853
28	Vitae Pharmaceuticals, Inc. (a)	503
16	Voyager Therapeutics, Inc. (a)	344
9	Xencor, Inc. (a)	127
50	Zafgen, Inc. (a)	315

		13,606

	Health Care Equipment & Supplies — 3.0%
10	Cynosure, Inc., Class A (a)	466
27	Greatbatch, Inc. (a)	1,395
13	HeartWare International, Inc. (a)	660
4	ICU Medical, Inc. (a)	468
19	Inogen, Inc. (a)	768
18	Insulet Corp. (a)	662
15	NuVasive, Inc. (a)	806
63	OraSure Technologies, Inc. (a)	403
1	Penumbra, Inc. (a)	78
37	Sientra, Inc. (a)	219

		5,925

	Health Care Providers & Services — 4.2%
17	Amsurg Corp. (a)	1,311
118	Cross Country Healthcare, Inc. (a)	1,942

SHARES	SECURITY DESCRIPTION	VALUE($)

	Health Care Providers & Services — continued
35	Kindred Healthcare, Inc.	415
30	Molina Healthcare, Inc. (a)	1,818
13	Owens & Minor, Inc.	461
42	PharMerica Corp. (a)	1,473
15	Surgical Care Affiliates, Inc. (a)	612
7	Teladoc, Inc. (a)	121
2	WellCare Health Plans, Inc. (a)	122

		8,275

	Life Sciences Tools & Services — 0.9%
39	Cambrex Corp. (a)	1,856

	Pharmaceuticals — 1.3%
12	Amphastar Pharmaceuticals, Inc. (a)	175
9	Flex Pharma, Inc. (a)	110
30	Foamix Pharmaceuticals Ltd., (Israel) (a)	241
5	Intra-Cellular Therapies, Inc. (a)	269
13	Medicines Co. (The) (a)	489
11	Pacira Pharmaceuticals, Inc. (a)	852
10	Revance Therapeutics, Inc. (a)	348

		2,484

	Total Health Care	32,146

	Industrials — 15.8%
	Aerospace & Defense — 1.9%
21	AAR Corp.	540
22	Cubic Corp.	1,032
2	Curtiss-Wright Corp.	115
16	Engility Holdings, Inc.	528
77	Vectrus, Inc. (a)	1,600

		3,815

	Air Freight & Logistics — 0.4%
14	Atlas Air Worldwide Holdings, Inc. (a)	594
5	Park-Ohio Holdings Corp.	174

		768

	Airlines — 1.6%
14	Alaska Air Group, Inc.	1,119
57	Hawaiian Holdings, Inc. (a)	2,017

		3,136

	Building Products — 1.1%
24	American Woodmark Corp. (a)	1,926
12	Gibraltar Industries, Inc. (a)	299

		2,225

	Commercial Services & Supplies — 2.6%
43	ABM Industries, Inc.	1,215

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2015	J.P. MORGAN SMALL CAP FUNDS	21

JPMorgan Small Cap Core Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2015 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Commercial Services & Supplies — continued
182	ACCO Brands Corp. (a)	1,295
21	ARC Document Solutions, Inc. (a)	94
5	Essendant, Inc.	169
3	Herman Miller, Inc.	94
15	Kimball International, Inc., Class B	146
97	Quad/Graphics, Inc.	900
37	Steelcase, Inc., Class A	557
5	Viad Corp.	136
19	West Corp.	419

		5,025

	Construction & Engineering — 0.9%
19	Argan, Inc.	608
18	EMCOR Group, Inc.	879
16	Tutor Perini Corp. (a)	273

		1,760

	Electrical Equipment — 1.4%
9	EnerSys	511
98	General Cable Corp.	1,320
4	Regal Beloit Corp.	247
56	Sunrun, Inc. (a)	663

		2,741

	Machinery — 2.2%
7	Barnes Group, Inc.	260
6	Columbus McKinnon Corp.	116
20	Federal Signal Corp.	315
51	Global Brass & Copper Holdings, Inc.	1,093
7	Greenbrier Cos., Inc. (The)	214
3	Hurco Cos., Inc.	69
5	Hyster-Yale Materials Handling, Inc.	257
9	Kadant, Inc.	381
132	Meritor, Inc. (a)	1,102
1	Standex International Corp.	103
12	TriMas Corp. (a)	227
23	Wabash National Corp. (a)	275

		4,412

	Marine — 0.6%
30	Matson, Inc.	1,269

	Professional Services — 2.4%
46	Barrett Business Services, Inc.	1,986
6	CRA International, Inc. (a)	109
4	Heidrick & Struggles International, Inc.	122
25	Insperity, Inc.	1,198
2	Kelly Services, Inc., Class A	40

SHARES	SECURITY DESCRIPTION	VALUE($)

	Professional Services — continued
15	RPX Corp. (a)	168
32	TrueBlue, Inc. (a)	830
3	VSE Corp.	181

		4,634

	Road & Rail — 0.7%
32	ArcBest Corp.	690
3	Universal Truckload Services, Inc.	46
47	YRC Worldwide, Inc. (a)	666

		1,402

	Total Industrials	31,187

	Information Technology — 18.0%
	Communications Equipment — 1.1%
121	EMCORE Corp. (a)	741
343	Extreme Networks, Inc. (a)	1,401

		2,142

	Electronic Equipment, Instruments & Components — 2.9%
43	Benchmark Electronics, Inc. (a)	884
9	Fabrinet, (Thailand) (a)	225
55	Insight Enterprises, Inc. (a)	1,383
36	Kimball Electronics, Inc. (a)	394
3	Littelfuse, Inc.	340
11	Methode Electronics, Inc.	336
81	Sanmina Corp. (a)	1,659
8	Tech Data Corp. (a)	545

		5,766

	Internet Software & Services — 2.7%
22	Apigee Corp. (a)	178
54	Blucora, Inc. (a)	526
12	Carbonite, Inc. (a)	115
23	Cornerstone OnDemand, Inc. (a)	806
43	EarthLink Holdings Corp.	322
39	Five9, Inc. (a)	344
3	Instructure, Inc. (a)	60
2	LogMeIn, Inc. (a)	157
16	Match Group, Inc. (a)	220
15	Mimecast Ltd., (United Kingdom) (a)	139
4	Q2 Holdings, Inc. (a)	104
50	RetailMeNot, Inc. (a)	500
8	Web.com Group, Inc. (a)	161
28	WebMD Health Corp. (a)	1,357
38	Xactly Corp. (a)	323

		5,312

SEE NOTES TO FINANCIAL STATEMENTS.

22	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2015

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	IT Services — 2.9%
2	Blackhawk Network Holdings, Inc. (a)	104
14	Euronet Worldwide, Inc. (a)	1,003
115	Everi Holdings, Inc. (a)	505
3	EVERTEC, Inc., (Puerto Rico)	51
11	ExlService Holdings, Inc. (a)	492
9	Heartland Payment Systems, Inc.	822
38	Science Applications International Corp.	1,729
9	Sykes Enterprises, Inc. (a)	272
58	Unisys Corp. (a)	642

		5,620

	Semiconductors & Semiconductor Equipment — 3.3%
15	Advanced Energy Industries, Inc. (a)	424
10	Alpha & Omega Semiconductor Ltd. (a)	89
84	Amkor Technology, Inc. (a)	511
9	Brooks Automation, Inc.	93
123	Cypress Semiconductor Corp. (a)	1,212
18	First Solar, Inc. (a)	1,200
30	IXYS Corp.	379
6	Nanometrics, Inc. (a)	87
21	OmniVision Technologies, Inc. (a)	601
5	Qorvo, Inc. (a)	272
76	SunEdison, Inc. (a)	389
3	Synaptics, Inc. (a)	210
101	Ultra Clean Holdings, Inc. (a)	516
99	Xcerra Corp. (a)	599

		6,582

	Software — 5.1%
80	AVG Technologies N.V., (Netherlands) (a)	1,595
6	Fair Isaac Corp.	568
47	Pegasystems, Inc.	1,287
11	PTC, Inc. (a)	390
25	Qlik Technologies, Inc. (a)	786
11	Rapid7, Inc. (a)	166
38	RingCentral, Inc., Class A (a)	896
128	Rovi Corp. (a)	2,131
65	Take-Two Interactive Software, Inc. (a)	2,262

		10,081

	Total Information Technology	35,503

	Materials — 3.3%
	Chemicals — 1.2%
18	A Schulman, Inc.	539
26	FutureFuel Corp.	344
1	Innospec, Inc.	79
16	Minerals Technologies, Inc.	730

SHARES	SECURITY DESCRIPTION	VALUE($)

	Chemicals — continued
18	OMNOVA Solutions, Inc. (a)	111
20	Trinseo S.A. (a)	570

		2,373

	Containers & Packaging — 0.8%
61	Graphic Packaging Holding Co.	779
17	WestRock Co.	795

		1,574

	Metals & Mining — 0.6%
39	Commercial Metals Co.	529
3	Schnitzer Steel Industries, Inc., Class A	48
19	Worthington Industries, Inc.	577

		1,154

	Paper & Forest Products — 0.7%
17	Boise Cascade Co. (a)	431
25	Schweitzer-Mauduit International, Inc.	1,040

		1,471

	Total Materials	6,572

	Telecommunication Services — 1.2%
	Diversified Telecommunication Services — 1.2%
37	8x8, Inc. (a)	419
9	IDT Corp., Class B	108
80	Inteliquent, Inc.	1,430
50	Ooma, Inc. (a)	320

	Total Telecommunication Services	2,277

	Utilities — 3.5%
	Electric Utilities — 2.0%
2	El Paso Electric Co.	68
5	Empire District Electric Co. (The)	144
8	IDACORP, Inc.	566
4	MGE Energy, Inc.	203
65	Portland General Electric Co.	2,381
19	Spark Energy, Inc., Class A	387
3	Westar Energy, Inc.	126

		3,875

	Gas Utilities — 0.9%
1	AGL Resources, Inc.	39
2	Chesapeake Utilities Corp.	120
5	Laclede Group, Inc. (The)	290
29	New Jersey Resources Corp.	948
4	Southwest Gas Corp.	226
3	WGL Holdings, Inc.	161

		1,784

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2015	J.P. MORGAN SMALL CAP FUNDS	23

JPMorgan Small Cap Core Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2015 (Unaudited) (continued)

(Amounts in thousands, except number of Futures contracts)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Independent Power & Renewable Electricity Producers — 0.5%
119	Atlantic Power Corp.	235
63	Dynegy, Inc. (a)	841

		1,076

	Water Utilities — 0.1%
6	American States Water Co.	237

	Total Utilities	6,972

	Total Common Stocks (Cost $150,309)	193,449

NUMBER OF WARRANTS
Warrant — 0.0%
	Financials — 0.0%
	Consumer Finance — 0.0%
2	Imperial Holdings, Inc., expiring 10/01/19 (Strike Price $10.75) (a) (Cost $—)	—

SHARES	SECURITY DESCRIPTION	VALUE($)
Short-Term Investment — 2.6%
	Investment Company — 2.6%
5,084	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.170% (b) (l) (Cost $5,084)	5,084

	Total Investments — 100.6% (Cost $155,393)	198,533
	Liabilities in Excess of Other Assets — (0.6)% (c)	(1,184)

	NET ASSETS — 100.0%	$197,349

Percentages indicated are based on net assets.

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL VALUE AT DECEMBER 31, 2015	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
44	E-mini Russell 2000	03/18/16	USD	$4,979	$31

SEE NOTES TO FINANCIAL STATEMENTS.

24	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2015

JPMorgan Small Cap Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2015 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 96.4%
	Consumer Discretionary — 17.2%
	Auto Components — 1.5%
1,719	Dana Holding Corp.	23,721
333	Drew Industries, Inc.	20,257

		43,978

	Distributors — 2.3%
839	Pool Corp.	67,753

	Diversified Consumer Services — 1.2%
852	ServiceMaster Global Holdings, Inc. (a)	33,429

	Hotels, Restaurants & Leisure — 3.9%
1,133	Brinker International, Inc.	54,329
725	Monarch Casino & Resort, Inc. (a)	16,461
538	Papa John’s International, Inc.	30,033
445	Zoe’s Kitchen, Inc. (a)	12,442

		113,265

	Household Durables — 1.8%
900	Jarden Corp. (a)	51,390

	Leisure Products — 1.6%
535	Brunswick Corp.	27,046
1,187	Malibu Boats, Inc., Class A (a)	19,426

		46,472

	Media — 2.2%
950	Cinemark Holdings, Inc.	31,757
1,778	E.W. Scripps Co. (The), Class A	33,779

		65,536

	Specialty Retail — 1.6%
1,520	American Eagle Outfitters, Inc.	23,565
2,230	Chico’s FAS, Inc.	23,793

		47,358

	Textiles, Apparel & Luxury Goods — 1.1%
3,184	Crocs, Inc. (a)	32,601

	Total Consumer Discretionary	501,782

	Consumer Staples — 4.1%
	Food & Staples Retailing — 0.7%
877	Performance Food Group Co. (a)	20,297

	Food Products — 1.0%
249	J&J Snack Foods Corp.	29,035

	Household Products — 2.4%
692	Spectrum Brands Holdings, Inc.	70,474

	Total Consumer Staples	119,806

SHARES	SECURITY DESCRIPTION	VALUE($)

	Energy — 3.1%
	Energy Equipment & Services — 2.0%
291	Dril-Quip, Inc. (a)	17,248
2,708	Patterson-UTI Energy, Inc.	40,844

		58,092

	Oil, Gas & Consumable Fuels — 1.1%
203	Cimarex Energy Co.	18,153
1,665	Synergy Resources Corp. (a)	14,183

		32,336

	Total Energy	90,428

	Financials — 23.9%
	Banks — 10.0%
2,305	Associated Banc-Corp.	43,222
953	BankUnited, Inc.	34,356
1,482	First Financial Bancorp	26,779
1,752	First Horizon National Corp.	25,432
383	First Republic Bank	25,316
823	Glacier Bancorp, Inc.	21,825
1,218	Great Western Bancorp, Inc.	35,353
439	IBERIABANK Corp.	24,161
1,739	Umpqua Holdings Corp.	27,657
749	Western Alliance Bancorp (a)	26,848

		290,949

	Capital Markets — 4.3%
840	Eaton Vance Corp.	27,250
693	Greenhill & Co., Inc.	19,813
1,069	HFF, Inc., Class A	33,214
1,525	Janus Capital Group, Inc.	21,487
861	Moelis & Co., Class A	25,128

		126,892

	Diversified Financial Services — 2.0%
131	FactSet Research Systems, Inc.	21,334
462	Morningstar, Inc.	37,160

		58,494

	Insurance — 1.2%
725	ProAssurance Corp.	35,188

	Real Estate Investment Trusts (REITs) — 5.4%
595	EastGroup Properties, Inc.	33,070
399	Mid-America Apartment Communities, Inc.	36,275
1,165	National Retail Properties, Inc.	46,673
1,912	RLJ Lodging Trust	41,361

		157,379

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2015	J.P. MORGAN SMALL CAP FUNDS	25

JPMorgan Small Cap Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2015 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Real Estate Management & Development — 1.0%
780	Realogy Holdings Corp. (a)	28,610

	Total Financials	697,512

	Health Care — 11.0%
	Health Care Equipment & Supplies — 3.5%
797	IDEXX Laboratories, Inc. (a)	58,081
750	West Pharmaceutical Services, Inc.	45,170

		103,251

	Health Care Providers & Services — 6.0%
756	Centene Corp. (a)	49,759
1,032	Hanger, Inc. (a)	16,974
347	HealthEquity, Inc. (a)	8,693
1,172	HealthSouth Corp.	40,803
454	Magellan Health, Inc. (a)	27,971
381	WellCare Health Plans, Inc. (a)	29,803

		174,003

	Health Care Technology — 0.1%
71	Medidata Solutions, Inc. (a)	3,506

	Pharmaceuticals — 1.4%
1,668	Catalent, Inc. (a)	41,748

	Total Health Care	322,508

	Industrials — 19.8%
	Air Freight & Logistics — 0.5%
328	Forward Air Corp.	14,106

	Commercial Services & Supplies — 6.2%
997	Brady Corp., Class A	22,905
1,165	Herman Miller, Inc.	33,428
799	KAR Auction Services, Inc.	29,571
328	US Ecology, Inc.	11,955
1,497	Waste Connections, Inc.	84,335

		182,194

	Electrical Equipment — 1.9%
941	Generac Holdings, Inc. (a)	28,028
459	Regal Beloit Corp.	26,837

		54,865

	Machinery — 7.4%
1,218	Allison Transmission Holdings, Inc.	31,537
975	Altra Industrial Motion Corp.	24,448
1,094	Douglas Dynamics, Inc.	23,046
592	RBC Bearings, Inc. (a)	38,251
1,383	Rexnord Corp. (a)	25,055
1,000	Toro Co. (The)	73,065

		215,402

SHARES	SECURITY DESCRIPTION	VALUE($)

	Road & Rail — 1.9%
1,237	Knight Transportation, Inc.	29,962
466	Landstar System, Inc.	27,305

		57,267

	Trading Companies & Distributors — 1.9%
633	Applied Industrial Technologies, Inc.	25,644
253	Watsco, Inc.	29,585

		55,229

	Total Industrials	579,063

	Information Technology — 8.7%
	Electronic Equipment, Instruments & Components — 0.7%
251	FEI Co.	20,020

	Internet Software & Services — 1.7%
826	GrubHub, Inc. (a)	19,987
303	Instructure, Inc. (a)	6,313
908	Q2 Holdings, Inc. (a)	23,937

		50,237

	IT Services — 1.1%
988	CoreLogic, Inc. (a)	33,464

	Semiconductors & Semiconductor Equipment — 0.3%
169	Cabot Microelectronics Corp. (a)	7,410

	Software — 4.9%
487	Guidewire Software, Inc. (a)	29,302
301	Imperva, Inc. (a)	19,029
1,532	Monotype Imaging Holdings, Inc.	36,228
250	NetSuite, Inc. (a)	21,181
265	Splunk, Inc. (a)	15,568
121	Tyler Technologies, Inc. (a)	21,125

		142,433

	Total Information Technology	253,564

	Materials — 5.7%
	Containers & Packaging — 5.7%
880	AptarGroup, Inc.	63,945
1,085	Crown Holdings, Inc. (a)	54,996
920	Silgan Holdings, Inc.	49,436

	Total Materials	168,377

	Utilities — 2.9%
	Electric Utilities — 1.5%
1,232	Portland General Electric Co.	44,822

SEE NOTES TO FINANCIAL STATEMENTS.

26	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2015

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Multi-Utilities — 1.4%
727	NorthWestern Corp.	39,455

	Total Utilities	84,277

	Total Common Stocks (Cost $1,909,228)	2,817,317

SHARES	SECURITY DESCRIPTION	VALUE($)
Short-Term Investment — 4.8%
	Investment Company — 4.8%
140,434	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.170% (b) (l) (Cost $140,434)	140,434

	Total Investments — 101.2% (Cost $2,049,662)	2,957,751
	Liabilities in Excess of Other Assets — (1.2)%	(34,970)

	NET ASSETS — 100.0%	$2,922,781

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2015	J.P. MORGAN SMALL CAP FUNDS	27

JPMorgan Small Cap Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2015 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 96.9%
	Consumer Discretionary — 13.1%
	Distributors — 1.7%
241	Pool Corp.	19,448

	Diversified Consumer Services — 1.2%
475	2U, Inc. (a)	13,287

	Hotels, Restaurants & Leisure — 2.9%
771	Boyd Gaming Corp. (a)	15,322
252	La Quinta Holdings, Inc. (a)	3,423
110	Vail Resorts, Inc.	14,049

		32,794

	Household Durables — 0.6%
508	TRI Pointe Group, Inc. (a)	6,435

	Internet & Catalog Retail — 1.3%
317	Wayfair, Inc., Class A (a)	15,083

	Multiline Retail — 1.5%
238	Burlington Stores, Inc. (a)	10,227
414	Ollie’s Bargain Outlet Holdings, Inc. (a)	7,042

		17,269

	Specialty Retail — 3.1%
168	Lithia Motors, Inc., Class A	17,870
268	Men’s Wearhouse, Inc. (The)	3,928
193	Penske Automotive Group, Inc.	8,184
158	Vitamin Shoppe, Inc. (a)	5,178

		35,160

	Textiles, Apparel & Luxury Goods — 0.8%
269	Kate Spade & Co. (a)	4,776
264	Wolverine World Wide, Inc.	4,405

		9,181

	Total Consumer Discretionary	148,657

	Consumer Staples — 2.2%
	Food & Staples Retailing — 0.8%
339	Sprouts Farmers Market, Inc. (a)	9,017

	Food Products — 1.4%
249	Diamond Foods, Inc. (a)	9,580
700	Freshpet, Inc. (a)	5,944

		15,524

	Total Consumer Staples	24,541

	Energy — 1.2%
	Energy Equipment & Services — 0.4%
357	Forum Energy Technologies, Inc. (a)	4,452

	Oil, Gas & Consumable Fuels — 0.8%
219	Delek U.S. Holdings, Inc.	5,398

SHARES	SECURITY DESCRIPTION	VALUE($)

	Oil, Gas & Consumable Fuels — continued
558	Laredo Petroleum, Inc. (a)	4,457

		9,855

	Total Energy	14,307

	Financials — 8.5%
	Banks — 2.8%
276	PrivateBancorp, Inc.	11,321
74	Signature Bank (a)	11,345
175	Texas Capital Bancshares, Inc. (a)	8,658

		31,324

	Capital Markets — 2.5%
181	Evercore Partners, Inc., Class A	9,777
380	Financial Engines, Inc.	12,788
912	PennantPark Investment Corp.	5,638

		28,203

	Insurance — 0.7%
123	AmTrust Financial Services, Inc.	7,580

	Real Estate Investment Trusts (REITs) — 1.1%
225	CubeSmart	6,892
143	Highwoods Properties, Inc.	6,227

		13,119

	Real Estate Management & Development — 0.9%
291	RE/MAX Holdings, Inc., Class A	10,867

	Thrifts & Mortgage Finance — 0.5%
247	BofI Holding, Inc. (a)	5,203

	Total Financials	96,296

	Health Care — 26.1%
	Biotechnology — 11.6%
262	ACADIA Pharmaceuticals, Inc. (a)	9,344
187	Acceleron Pharma, Inc. (a)	9,120
42	Anacor Pharmaceuticals, Inc. (a)	4,785
548	Arrowhead Research Corp. (a)	3,371
244	Axovant Sciences Ltd., (Bermuda) (a)	4,406
268	Bellicum Pharmaceuticals, Inc. (a)	5,430
159	Chimerix, Inc. (a)	1,420
282	Coherus Biosciences, Inc. (a)	6,484
418	Exact Sciences Corp. (a)	3,857
267	FibroGen, Inc. (a)	8,125
403	Halozyme Therapeutics, Inc. (a)	6,992
465	Ignyta, Inc. (a)	6,234
428	Insmed, Inc. (a)	7,768
124	Intrexon Corp. (a)	3,731
135	Kite Pharma, Inc. (a)	8,335

SEE NOTES TO FINANCIAL STATEMENTS.

28	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2015

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Biotechnology — continued
111	Neurocrine Biosciences, Inc. (a)	6,267
178	Portola Pharmaceuticals, Inc. (a)	9,179
163	REGENXBIO, Inc. (a)	2,700
143	Sage Therapeutics, Inc. (a)	8,311
101	Spark Therapeutics, Inc. (a)	4,564
62	Ultragenyx Pharmaceutical, Inc. (a)	6,960
278	Versartis, Inc. (a)	3,447

		130,830

	Health Care Equipment & Supplies — 5.4%
1,016	GenMark Diagnostics, Inc. (a)	7,885
311	Insulet Corp. (a)	11,764
466	K2M Group Holdings, Inc. (a)	9,200
156	Nevro Corp. (a)	10,534
981	Novadaq Technologies, Inc., (Canada) (a)	12,500
879	Syneron Medical Ltd., (Israel) (a)	6,779
4,014	Unilife Corp. (a)	1,987

		60,649

	Health Care Providers & Services — 3.8%
237	Acadia Healthcare Co., Inc. (a)	14,816
331	Surgical Care Affiliates, Inc. (a)	13,190
199	WellCare Health Plans, Inc. (a)	15,528

		43,534

	Health Care Technology — 2.0%
421	Evolent Health, Inc., Class A (a)	5,101
618	Veeva Systems, Inc., Class A (a)	17,822

		22,923

	Pharmaceuticals — 3.3%
368	Horizon Pharma plc (a)	7,969
436	Nektar Therapeutics (a)	7,345
253	Revance Therapeutics, Inc. (a)	8,650
317	Sagent Pharmaceuticals, Inc. (a)	5,045
800	TherapeuticsMD, Inc. (a)	8,295

		37,304

	Total Health Care	295,240

	Industrials — 16.5%
	Aerospace & Defense — 2.1%
216	HEICO Corp.	11,762
259	Hexcel Corp.	12,035

		23,797

	Air Freight & Logistics — 0.4%
183	XPO Logistics, Inc. (a)	4,975

SHARES	SECURITY DESCRIPTION	VALUE($)

	Building Products — 5.7%
283	Advanced Drainage Systems, Inc.	6,792
249	Caesarstone Sdot-Yam Ltd., (Israel) (a)	10,771
139	Fortune Brands Home & Security, Inc.	7,699
125	Lennox International, Inc.	15,606
148	Masonite International Corp. (a)	9,051
378	Trex Co., Inc. (a)	14,387

		64,306

	Electrical Equipment — 1.8%
67	Acuity Brands, Inc.	15,620
101	SolarCity Corp. (a)	5,154

		20,774

	Industrial Conglomerates — 1.1%
144	Carlisle Cos., Inc.	12,754

	Machinery — 2.6%
130	Graco, Inc.	9,386
169	John Bean Technologies Corp.	8,430
105	Middleby Corp. (The) (a)	11,321

		29,137

	Road & Rail — 0.9%
165	Old Dominion Freight Line, Inc. (a)	9,761

	Trading Companies & Distributors — 1.9%
347	Rush Enterprises, Inc., Class A (a)	7,595
123	Watsco, Inc.	14,377

		21,972

	Total Industrials	187,476

	Information Technology — 28.3%
	Communications Equipment — 1.6%
525	Ciena Corp. (a)	10,857
628	Ruckus Wireless, Inc. (a)	6,722

		17,579

	Internet Software & Services — 9.1%
205	Benefitfocus, Inc. (a)	7,464
300	Cornerstone OnDemand, Inc. (a)	10,347
72	CoStar Group, Inc. (a)	14,800
257	Demandware, Inc. (a)	13,863
416	Envestnet, Inc. (a)	12,408
381	GoDaddy, Inc., Class A (a)	12,216
349	GrubHub, Inc. (a)	8,441
175	Instructure, Inc. (a)	3,637
321	Marketo, Inc. (a)	9,221
421	Shopify, Inc., (Canada), Class A (a)	10,862

		103,259

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2015	J.P. MORGAN SMALL CAP FUNDS	29

JPMorgan Small Cap Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2015 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Semiconductors & Semiconductor Equipment — 6.1%
227	Cavium, Inc. (a)	14,934
405	Inphi Corp. (a)	10,943
401	M/A-COM Technology Solutions Holdings, Inc. (a)	16,404
270	MKS Instruments, Inc.	9,733
265	Monolithic Power Systems, Inc.	16,877

		68,891

	Software — 11.1%
201	Atlassian Corp. plc, (United Kingdom), Class A (a)	6,042
393	Barracuda Networks, Inc. (a)	7,341
221	Fleetmatics Group plc, (Ireland) (a)	11,249
151	Fortinet, Inc. (a)	4,710
347	Guidewire Software, Inc. (a)	20,866
156	HubSpot, Inc. (a)	8,801
176	Imperva, Inc. (a)	11,127
322	Infoblox, Inc. (a)	5,918
212	Proofpoint, Inc. (a)	13,798
641	RingCentral, Inc., Class A (a)	15,109
76	Tableau Software, Inc., Class A (a)	7,194
515	Zendesk, Inc. (a)	13,615

		125,770

SHARES	SECURITY DESCRIPTION	VALUE($)

	Technology Hardware, Storage & Peripherals — 0.4%
545	Nimble Storage, Inc. (a)	5,012

	Total Information Technology	320,511

	Materials — 1.0%
	Construction Materials — 1.0%
191	Eagle Materials, Inc.	11,569

	Total Common Stocks (Cost $894,533)	1,098,597

Short-Term Investment — 1.5%
	Investment Company — 1.5%
16,517	JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares, 0.210% (b) (l) (Cost $16,517)	16,517

	Total Investments — 98.4% (Cost $911,050)	1,115,114
	Other Assets in Excess of Liabilities — 1.6%	17,667

	NET ASSETS — 100.0%	$1,132,781

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

30	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2015

JPMorgan Small Cap Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2015 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 97.0%
	Consumer Discretionary — 8.4%
	Auto Components — 1.5%
541	Cooper Tire & Rubber Co.	20,477
178	Dana Holding Corp.	2,462
180	Stoneridge, Inc. (a)	2,658

		25,597

	Distributors — 0.0% (g)
103	VOXX International Corp. (a)	541

	Diversified Consumer Services — 1.1%
79	Ascent Capital Group, Inc., Class A (a)	1,324
104	Houghton Mifflin Harcourt Co. (a)	2,257
471	K12, Inc. (a)	4,143
798	Regis Corp. (a)	11,286

		19,010

	Hotels, Restaurants & Leisure — 1.4%
139	Bob Evans Farms, Inc.	5,396
47	Bravo Brio Restaurant Group, Inc. (a)	423
708	Isle of Capri Casinos, Inc. (a)	9,868
22	Jack in the Box, Inc.	1,665
74	Ruby Tuesday, Inc. (a)	408
317	Ruth’s Hospitality Group, Inc.	5,047
47	Speedway Motorsports, Inc.	982

		23,789

	Household Durables — 0.8%
22	CalAtlantic Group, Inc.	853
115	CSS Industries, Inc.	3,272
227	KB Home	2,797
111	Leggett & Platt, Inc.	4,647
45	MDC Holdings, Inc.	1,146
40	NACCO Industries, Inc., Class A	1,688

		14,403

	Internet & Catalog Retail — 0.5%
309	Liberty TripAdvisor Holdings, Inc., Class A (a)	9,384

	Leisure Products — 0.2%
193	Nautilus, Inc. (a)	3,224

	Media — 0.4%
175	Central European Media Enterprises Ltd., (Bermuda), Class A (a)	471
210	Entercom Communications Corp., Class A (a)	2,359
10	Saga Communications, Inc., Class A	401
254	Time, Inc.	3,982

		7,213

SHARES	SECURITY DESCRIPTION	VALUE($)

	Multiline Retail — 0.5%
145	Dillard’s, Inc., Class A	9,508

	Specialty Retail — 1.5%
172	Abercrombie & Fitch Co., Class A	4,641
315	Children’s Place, Inc. (The)	17,393
254	Guess?, Inc.	4,792

		26,826

	Textiles, Apparel & Luxury Goods — 0.5%
306	Iconix Brand Group, Inc. (a)	2,091
262	Movado Group, Inc.	6,741

		8,832

	Total Consumer Discretionary	148,327

	Consumer Staples — 2.4%
	Food & Staples Retailing — 0.2%
68	Smart & Final Stores, Inc. (a)	1,229
98	SpartanNash Co.	2,125

		3,354

	Food Products — 0.7%
13	Farmer Brothers Co. (a)	407
120	Fresh Del Monte Produce, Inc.	4,673
176	Pinnacle Foods, Inc.	7,456
6	Sanderson Farms, Inc.	473
11	Seneca Foods Corp., Class A (a)	304

		13,313

	Household Products — 0.5%
673	Central Garden & Pet Co., Class A (a)	9,154

	Tobacco — 1.0%
304	Universal Corp.	17,071

	Total Consumer Staples	42,892

	Energy — 3.9%
	Energy Equipment & Services — 1.5%
46	Archrock, Inc.	348
142	Atwood Oceanics, Inc.	1,450
124	Geospace Technologies Corp. (a)	1,750
534	Gulfmark Offshore, Inc., Class A (a)	2,493
859	Helix Energy Solutions Group, Inc. (a)	4,518
2,962	Key Energy Services, Inc. (a)	1,428
98	North Atlantic Drilling Ltd., (Norway) (a)	242
359	Parker Drilling Co. (a)	654
1,521	Pioneer Energy Services Corp. (a)	3,299
140	SEACOR Holdings, Inc. (a)	7,379
309	Unit Corp. (a)	3,769

		27,330

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2015	J.P. MORGAN SMALL CAP FUNDS	31

JPMorgan Small Cap Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2015 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Oil, Gas & Consumable Fuels — 2.4%
5	Adams Resources & Energy, Inc.	188
107	Alon USA Energy, Inc.	1,582
346	Approach Resources, Inc. (a)	637
2,546	Bill Barrett Corp. (a)	10,006
248	Frontline Ltd., (Bermuda)	741
434	Gastar Exploration, Inc. (a)	568
480	Halcon Resources Corp. (a)	604
269	Jones Energy, Inc., Class A (a)	1,034
987	Penn Virginia Corp. (a)	297
313	REX American Resources Corp. (a)	16,946
1,063	Rex Energy Corp. (a)	1,116
1,794	Stone Energy Corp. (a)	7,696
844	Triangle Petroleum Corp. (a)	650

		42,065

	Total Energy	69,395

	Financials — 40.9%
	Banks — 17.1%
126	1st Source Corp.	3,877
7	American National Bankshares, Inc.	184
75	BancFirst Corp.	4,373
435	BancorpSouth, Inc.	10,433
190	Bank of Hawaii Corp.	11,976
72	Banner Corp.	3,288
411	BBCN Bancorp, Inc.	7,081
270	Capital Bank Financial Corp., Class A	8,644
97	Cascade Bancorp (a)	587
240	Cathay General Bancorp	7,522
564	Central Pacific Financial Corp.	12,408
10	Century Bancorp, Inc., Class A	417
84	Chemical Financial Corp.	2,882
22	Citizens & Northern Corp.	470
168	City Holding Co.	7,686
114	CoBiz Financial, Inc.	1,526
63	Columbia Banking System, Inc.	2,059
158	Community Bank System, Inc.	6,307
142	Community Trust Bancorp, Inc.	4,980
196	Customers Bancorp, Inc. (a)	5,322
14	East West Bancorp, Inc.	596
81	Financial Institutions, Inc.	2,268
35	First Bancorp	660
1,486	First BanCorp, (Puerto Rico) (a)	4,831
154	First Busey Corp.	3,169
10	First Citizens BancShares, Inc., Class A	2,504
1,414	First Commonwealth Financial Corp.	12,820
54	First Community Bancshares, Inc.	1,004

SHARES	SECURITY DESCRIPTION	VALUE($)

	Banks — continued
126	First Financial Bancorp	2,275
88	First Financial Bankshares, Inc.	2,658
103	First Interstate BancSystem, Inc., Class A	2,994
170	Flushing Financial Corp.	3,679
542	FNB Corp.	7,225
343	Fulton Financial Corp.	4,466
247	Glacier Bancorp, Inc.	6,553
43	Great Southern Bancorp, Inc.	1,937
30	Guaranty Bancorp	503
387	Hancock Holding Co.	9,744
63	Heartland Financial USA, Inc.	1,973
28	Heritage Financial Corp.	534
1,057	Investors Bancorp, Inc.	13,149
72	Lakeland Bancorp, Inc.	846
32	Lakeland Financial Corp.	1,511
195	MainSource Financial Group, Inc.	4,454
69	Metro Bancorp, Inc.	2,153
55	National Penn Bancshares, Inc.	673
655	OFG Bancorp, (Puerto Rico)	4,797
91	Pacific Continental Corp.	1,357
181	PacWest Bancorp	7,805
21	Preferred Bank	677
23	Republic Bancorp, Inc., Class A	602
26	S&T Bancorp, Inc.	786
20	Sierra Bancorp	349
16	Simmons First National Corp., Class A	822
21	Southside Bancshares, Inc.	496
142	Southwest Bancorp, Inc.	2,473
67	State Bank Financial Corp.	1,407
15	Stock Yards Bancorp, Inc.	556
20	Suffolk Bancorp	573
513	TCF Financial Corp.	7,244
46	Tompkins Financial Corp.	2,583
30	TriState Capital Holdings, Inc. (a)	417
168	Trustmark Corp.	3,859
218	UMB Financial Corp.	10,143
687	Umpqua Holdings Corp.	10,918
468	Union Bankshares Corp.	11,807
88	Valley National Bancorp	867
44	Washington Trust Bancorp, Inc.	1,751
130	Webster Financial Corp.	4,835
18	WesBanco, Inc.	526
46	West Bancorporation, Inc.	909
400	Westamerica Bancorporation	18,709
18	Western Alliance Bancorp (a)	654

SEE NOTES TO FINANCIAL STATEMENTS.

32	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2015

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Banks — continued
722	Wilshire Bancorp, Inc.	8,333

		303,456

	Capital Markets — 0.9%
117	Arlington Asset Investment Corp., Class A	1,542
841	Cowen Group, Inc., Class A (a)	3,221
26	INTL. FCStone, Inc. (a)	877
190	Investment Technology Group, Inc.	3,239
78	Janus Capital Group, Inc.	1,096
415	KCG Holdings, Inc., Class A (a)	5,109
65	Oppenheimer Holdings, Inc., Class A	1,133

		16,217

	Consumer Finance — 0.5%
181	Cash America International, Inc.	5,433
128	Nelnet, Inc., Class A	4,304

		9,737

	Diversified Financial Services — 0.0% (g)
38	Marlin Business Services Corp.	605

	Insurance — 5.0%
90	American Equity Investment Life Holding Co.	2,158
40	Arch Capital Group Ltd., (Bermuda) (a)	2,765
143	Argo Group International Holdings Ltd., (Bermuda)	8,569
1,077	CNO Financial Group, Inc.	20,550
13	Global Indemnity plc, (Ireland) (a)	389
85	Hallmark Financial Services (a)	994
273	Horace Mann Educators Corp.	9,045
45	Kemper Corp.	1,684
106	Maiden Holdings Ltd., (Bermuda)	1,585
42	Navigators Group, Inc. (The) (a)	3,560
127	Primerica, Inc.	5,974
204	ProAssurance Corp.	9,905
74	StanCorp Financial Group, Inc.	8,450
367	Symetra Financial Corp.	11,672
20	United Fire Group, Inc.	766

		88,066

	Real Estate Investment Trusts (REITs) — 13.4%
109	AG Mortgage Investment Trust, Inc.	1,400
27	American Assets Trust, Inc.	1,024
228	Apartment Investment & Management Co., Class A	9,143
50	ARMOUR Residential REIT, Inc.	1,084
111	Ashford Hospitality Prime, Inc.	1,604
761	Ashford Hospitality Trust, Inc.	4,802

SHARES	SECURITY DESCRIPTION	VALUE($)

	Real Estate Investment Trusts (REITs) — continued
1,261	Capstead Mortgage Corp.	11,020
487	CBL & Associates Properties, Inc.	6,029
319	Cedar Realty Trust, Inc.	2,256
267	CoreSite Realty Corp.	15,139
581	CubeSmart	17,796
9	CyrusOne, Inc.	345
2,354	CYS Investments, Inc.	16,785
554	DCT Industrial Trust, Inc.	20,711
370	DiamondRock Hospitality Co.	3,568
81	DuPont Fabros Technology, Inc.	2,562
102	Education Realty Trust, Inc.	3,857
88	EPR Properties	5,114
824	FelCor Lodging Trust, Inc.	6,018
146	First Industrial Realty Trust, Inc.	3,233
566	First Potomac Realty Trust	6,457
188	Franklin Street Properties Corp.	1,948
169	Getty Realty Corp.	2,891
85	Gladstone Commercial Corp.	1,236
529	Government Properties Income Trust	8,397
562	Gramercy Property Trust	4,341
252	Hatteras Financial Corp.	3,319
68	Highwoods Properties, Inc.	2,952
185	Hospitality Properties Trust	4,833
92	LaSalle Hotel Properties	2,317
115	LTC Properties, Inc.	4,940
148	Mack-Cali Realty Corp.	3,446
17	Mid-America Apartment Communities, Inc.	1,514
271	Monogram Residential Trust, Inc.	2,643
149	Pebblebrook Hotel Trust	4,178
348	Pennsylvania Real Estate Investment Trust	7,611
354	Potlatch Corp.	10,699
98	PS Business Parks, Inc.	8,533
1,097	RAIT Financial Trust	2,962
14	Saul Centers, Inc.	708
75	Silver Bay Realty Trust Corp.	1,176
507	Sunstone Hotel Investors, Inc.	6,331
16	Taubman Centers, Inc.	1,220
90	Urstadt Biddle Properties, Inc., Class A	1,739
284	Washington Real Estate Investment Trust	7,677
7	WP Glimcher, Inc.	74

		237,632

	Real Estate Management & Development — 1.2%
238	Alexander & Baldwin, Inc.	8,400
541	Forestar Group, Inc. (a)	5,920

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2015	J.P. MORGAN SMALL CAP FUNDS	33

JPMorgan Small Cap Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2015 (Unaudited) (continued)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
		Real Estate Management & Development — continued
—	(h)	RMR Group, Inc.(The), Class A (a)	—	(h)
379		St. Joe Co. (The) (a)	7,012

			21,332

		Thrifts & Mortgage Finance — 2.8%
28		BankFinancial Corp.	352
682		Beneficial Bancorp, Inc. (a)	9,085
87		Brookline Bancorp, Inc.	1,004
304		Charter Financial Corp.	4,015
31		Fox Chase Bancorp, Inc.	635
23		Kearny Financial Corp.	290
382		Meridian Bancorp, Inc.	5,388
120		MGIC Investment Corp. (a)	1,056
686		Northfield Bancorp, Inc.	10,926
65		OceanFirst Financial Corp.	1,308
105		Oritani Financial Corp.	1,732
18		Territorial Bancorp, Inc.	510
113		United Financial Bancorp, Inc.	1,449
306		Walker & Dunlop, Inc. (a)	8,822
42		Waterstone Financial, Inc.	585
89		WSFS Financial Corp.	2,864

			50,021

		Total Financials	727,066

		Health Care — 5.2%
		Biotechnology — 1.2%
8		Applied Genetic Technologies Corp. (a)	169
40		Ardelyx, Inc. (a)	721
9		Avalanche Biotechnologies, Inc. (a)	89
48		Cara Therapeutics, Inc. (a)	813
20		Dicerna Pharmaceuticals, Inc. (a)	240
15		Epizyme, Inc. (a)	244
2,051		Idera Pharmaceuticals, Inc. (a)	6,337
17		Immune Design Corp. (a)	345
52		Insmed, Inc. (a)	942
7		Karyopharm Therapeutics, Inc. (a)	91
18		MacroGenics, Inc. (a)	545
91		NantKwest, Inc. (a)	1,572
52		Radius Health, Inc. (a)	3,169
6		Sage Therapeutics, Inc. (a)	356
92		Seres Therapeutics, Inc. (a)	3,235
14		Ultragenyx Pharmaceutical, Inc. (a)	1,593
43		Verastem, Inc. (a)	80
17		Zafgen, Inc. (a)	108

			20,649

SHARES	SECURITY DESCRIPTION	VALUE($)

	Health Care Equipment & Supplies — 1.3%
46	Halyard Health, Inc. (a)	1,547
47	Inogen, Inc. (a)	1,876
155	Meridian Bioscience, Inc.	3,187
83	Orthofix International N.V., (Curacao) (a)	3,238
347	Quidel Corp. (a)	7,350
187	Rockwell Medical, Inc. (a)	1,910
225	SurModics, Inc. (a)	4,563

		23,671

	Health Care Providers & Services — 2.2%
126	Addus HomeCare Corp. (a)	2,940
149	Alliance HealthCare Services, Inc. (a)	1,365
28	Amsurg Corp. (a)	2,090
146	Centene Corp. (a)	9,602
574	Cross Country Healthcare, Inc. (a)	9,406
105	Five Star Quality Care, Inc. (a)	333
293	Surgical Care Affiliates, Inc. (a)	11,661
80	Triple-S Management Corp., (Puerto Rico), Class B (a)	1,915

		39,312

	Life Sciences Tools & Services — 0.1%
118	Affymetrix, Inc. (a)	1,192

	Pharmaceuticals — 0.4%
99	Amphastar Pharmaceuticals, Inc. (a)	1,405
121	Medicines Co. (The) (a)	4,518
30	Revance Therapeutics, Inc. (a)	1,021

		6,944

	Total Health Care	91,768

	Industrials — 13.1%
	Aerospace & Defense — 1.8%
579	AAR Corp.	15,219
578	DigitalGlobe, Inc. (a)	9,056
100	Moog, Inc., Class A (a)	6,066
18	National Presto Industries, Inc.	1,500

		31,841

	Air Freight & Logistics — 0.6%
243	Atlas Air Worldwide Holdings, Inc. (a)	10,046

	Airlines — 0.4%
97	Alaska Air Group, Inc.	7,825

	Building Products — 0.5%
392	Gibraltar Industries, Inc. (a)	9,980

	Commercial Services & Supplies — 2.1%
1,690	ACCO Brands Corp. (a)	12,052

SEE NOTES TO FINANCIAL STATEMENTS.

34	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2015

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Commercial Services & Supplies — continued
97	Ennis, Inc.	1,871
291	Essendant, Inc.	9,470
530	Quad/Graphics, Inc.	4,927
405	West Corp.	8,745

		37,065

	Construction & Engineering — 1.6%
216	Argan, Inc.	7,011
163	Comfort Systems USA, Inc.	4,635
355	EMCOR Group, Inc.	17,069

		28,715

	Electrical Equipment — 0.3%
218	General Cable Corp.	2,921
164	LSI Industries, Inc.	1,998

		4,919

	Machinery — 2.4%
95	Accuride Corp. (a)	159
111	AGCO Corp.	5,020
312	Briggs & Stratton Corp.	5,401
413	Douglas Dynamics, Inc.	8,702
232	Federal Signal Corp.	3,677
75	Hurco Cos., Inc.	1,987
80	Hyster-Yale Materials Handling, Inc.	4,201
153	Kadant, Inc.	6,213
342	Mueller Water Products, Inc., Class A	2,943
215	Wabash National Corp. (a)	2,539
24	Watts Water Technologies, Inc., Class A	1,197

		42,039

	Marine — 0.4%
152	Matson, Inc.	6,488

	Professional Services — 1.9%
253	Barrett Business Services, Inc.	10,998
457	FTI Consulting, Inc. (a)	15,826
172	RPX Corp. (a)	1,896
76	VSE Corp.	4,695

		33,415

	Road & Rail — 0.7%
5	AMERCO	2,025
250	ArcBest Corp.	5,343
58	PAM Transportation Services, Inc. (a)	1,604
187	USA Truck, Inc. (a)	3,255

		12,227

SHARES	SECURITY DESCRIPTION	VALUE($)

	Trading Companies & Distributors — 0.4%
150	DXP Enterprises, Inc. (a)	3,417
149	MRC Global, Inc. (a)	1,917
162	Titan Machinery, Inc. (a)	1,771

		7,105

	Total Industrials	231,665

	Information Technology — 12.4%
	Communications Equipment — 1.9%
242	Black Box Corp.	2,307
175	Comtech Telecommunications Corp.	3,510
219	InterDigital, Inc.	10,730
186	NETGEAR, Inc. (a)	7,787
795	Polycom, Inc. (a)	10,014

		34,348

	Electronic Equipment, Instruments & Components — 2.8%
574	Benchmark Electronics, Inc. (a)	11,860
109	Checkpoint Systems, Inc.	684
64	Coherent, Inc. (a)	4,134
441	Insight Enterprises, Inc. (a)	11,078
71	Sanmina Corp. (a)	1,455
176	Tech Data Corp. (a)	11,690
753	Vishay Intertechnology, Inc.	9,068

		49,969

	Internet Software & Services — 0.9%
603	Bazaarvoice, Inc. (a)	2,639
48	Benefitfocus, Inc. (a)	1,754
431	Blucora, Inc. (a)	4,223
722	EarthLink Holdings Corp.	5,361
443	Monster Worldwide, Inc. (a)	2,540

		16,517

	IT Services — 1.3%
433	Convergys Corp.	10,767
40	EVERTEC, Inc., (Puerto Rico)	670
87	ModusLink Global Solutions, Inc. (a)	214
145	Sykes Enterprises, Inc. (a)	4,454
545	Unisys Corp. (a)	6,020

		22,125

	Semiconductors & Semiconductor Equipment — 2.7%
306	Advanced Energy Industries, Inc. (a)	8,638
38	Alpha & Omega Semiconductor Ltd. (a)	350
869	Amkor Technology, Inc. (a)	5,283
482	Cohu, Inc.	5,813
969	Cypress Semiconductor Corp. (a)	9,506

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2015	J.P. MORGAN SMALL CAP FUNDS	35

JPMorgan Small Cap Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2015 (Unaudited) (continued)

(Amounts in thousands, except number of Futures contracts)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Semiconductors & Semiconductor Equipment — continued
120	First Solar, Inc. (a)	7,899
386	FormFactor, Inc. (a)	3,470
153	IXYS Corp.	1,936
87	Ultra Clean Holdings, Inc. (a)	445
784	Xcerra Corp. (a)	4,742

		48,082

	Software — 2.8%
133	Aspen Technology, Inc. (a)	5,015
437	EnerNOC, Inc. (a)	1,683
74	Fair Isaac Corp.	6,988
898	Rovi Corp. (a)	14,964
582	Take-Two Interactive Software, Inc. (a)	20,287

		48,937

	Total Information Technology	219,978

	Materials — 3.0%
	Chemicals — 0.6%
564	Intrepid Potash, Inc. (a)	1,664
20	KMG Chemicals, Inc.	454
21	Minerals Technologies, Inc.	954
259	Olin Corp.	4,470
346	Rayonier Advanced Materials, Inc.	3,385

		10,927

	Containers & Packaging — 0.6%
733	Graphic Packaging Holding Co.	9,407
64	Myers Industries, Inc.	847

		10,254

	Metals & Mining — 0.9%
793	Cliffs Natural Resources, Inc. (a)	1,252
423	Schnitzer Steel Industries, Inc., Class A	6,072
272	Worthington Industries, Inc.	8,183

		15,507

	Paper & Forest Products — 0.9%
147	Domtar Corp., (Canada)	5,428
254	Schweitzer-Mauduit International, Inc.	10,644

		16,072

	Total Materials	52,760

	Telecommunication Services — 0.6%
	Diversified Telecommunication Services — 0.6%
2,272	Cincinnati Bell, Inc. (a)	8,179
38	FairPoint Communications, Inc. (a)	612
244	Intelsat S.A., (Luxembourg) (a)	1,015

SHARES	SECURITY DESCRIPTION	VALUE($)

	Diversified Telecommunication Services — continued
105	Windstream Holdings, Inc.	674

		10,480

	Wireless Telecommunication Services — 0.0% (g)
40	Spok Holdings, Inc.	738

	Total Telecommunication Services	11,218

	Utilities — 7.1%
	Electric Utilities — 2.1%
345	El Paso Electric Co.	13,298
165	PNM Resources, Inc.	5,044
444	Portland General Electric Co.	16,152
25	Spark Energy, Inc., Class A	522
60	Unitil Corp.	2,153

		37,169

	Gas Utilities — 2.3%
99	AGL Resources, Inc.	6,298
36	Chesapeake Utilities Corp.	2,018
207	Laclede Group, Inc. (The)	12,280
166	Northwest Natural Gas Co.	8,411
53	Piedmont Natural Gas Co., Inc.	3,028
175	Southwest Gas Corp.	9,636

		41,671

	Independent Power & Renewable Electricity Producers — 0.5%
2,285	Atlantic Power Corp.	4,501
135	Ormat Technologies, Inc.	4,916

		9,417

	Multi-Utilities — 1.6%
400	Avista Corp.	14,162
251	NorthWestern Corp.	13,600

		27,762

	Water Utilities — 0.6%
187	American States Water Co.	7,857
129	California Water Service Group	3,007

		10,864

	Total Utilities	126,883

	Total Common Stocks (Cost $1,651,949)	1,721,952

SEE NOTES TO FINANCIAL STATEMENTS.

36	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2015

NUMBER OF WARRANTS	SECURITY DESCRIPTION	VALUE($)
Warrant — 0.0%
Financials — 0.0%
Consumer Finance — 0.0%
3	Imperial Holdings, Inc., expiring 10/01/19 (Strike Price $10.75) (a) (Cost $—)	—

SHARES	SECURITY DESCRIPTION	VALUE($)
Short-Term Investment — 3.6%
	Investment Company — 3.6%
64,608	JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares, 0.210% (b) (l) (Cost $64,608)	64,608

	Total Investments — 100.6% (Cost $1,716,557)	1,786,560
	Liabilities in Excess of Other Assets — (0.6)% (c)	(10,822)

	NET ASSETS — 100.0%	$1,775,738

Percentages indicated are based on net assets.

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL VALUE AT DECEMBER 31, 2015	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
539	E-mini Russell 2000	03/18/16	USD	$60,988	$780

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2015	J.P. MORGAN SMALL CAP FUNDS	37

JPMorgan U.S. Small Company Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2015 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 96.5%
	Consumer Discretionary — 12.9%
	Auto Components — 2.1%
32	American Axle & Manufacturing Holdings, Inc. (a)	608
357	Cooper Tire & Rubber Co.	13,497
98	Dana Holding Corp.	1,358
280	Stoneridge, Inc. (a)	4,147
117	Tower International, Inc.	3,354

		22,964

	Distributors — 0.0% (g)
39	VOXX International Corp. (a)	207

	Diversified Consumer Services — 2.2%
198	Houghton Mifflin Harcourt Co. (a)	4,304
80	K12, Inc. (a)	701
636	Regis Corp. (a)	9,004
171	Strayer Education, Inc. (a)	10,268

		24,277

	Hotels, Restaurants & Leisure — 3.2%
73	Bloomin’ Brands, Inc.	1,238
62	Bob Evans Farms, Inc.	2,409
32	Boyd Gaming Corp. (a)	626
138	Bravo Brio Restaurant Group, Inc. (a)	1,245
8	DineEquity, Inc.	669
510	Isle of Capri Casinos, Inc. (a)	7,101
108	Jack in the Box, Inc.	8,315
236	Ruby Tuesday, Inc. (a)	1,298
323	Sonic Corp.	10,433
73	Speedway Motorsports, Inc.	1,510

		34,844

	Household Durables — 0.6%
44	CSS Industries, Inc.	1,249
72	Leggett & Platt, Inc.	3,038
52	NACCO Industries, Inc., Class A	2,203

		6,490

	Leisure Products — 0.2%
129	Nautilus, Inc. (a)	2,160

	Media — 1.0%
65	Nexstar Broadcasting Group, Inc., Class A	3,786
237	Sinclair Broadcast Group, Inc., Class A	7,719

		11,505

	Multiline Retail — 0.9%
115	Big Lots, Inc.	4,428
89	Dillard’s, Inc., Class A	5,875

		10,303

SHARES	SECURITY DESCRIPTION	VALUE($)

	Specialty Retail — 2.5%
181	Abercrombie & Fitch Co., Class A	4,887
224	Children’s Place, Inc. (The)	12,348
63	Guess?, Inc.	1,186
46	Kirkland’s, Inc.	664
220	Outerwall, Inc.	8,046

		27,131

	Textiles, Apparel & Luxury Goods — 0.2%
80	Movado Group, Inc.	2,062

	Total Consumer Discretionary	141,943

	Consumer Staples — 2.7%
	Food & Staples Retailing — 0.4%
77	Ingles Markets, Inc., Class A	3,394
24	Smart & Final Stores, Inc. (a)	437

		3,831

	Food Products — 1.5%
63	B&G Foods, Inc.	2,203
220	Dean Foods Co.	3,775
141	Pilgrim’s Pride Corp.	3,106
103	Pinnacle Foods, Inc.	4,356
38	Sanderson Farms, Inc.	2,946
17	Seneca Foods Corp., Class A (a)	492

		16,878

	Personal Products — 0.6%
15	Herbalife Ltd. (a)	810
11	Medifast, Inc.	346
46	USANA Health Sciences, Inc. (a)	5,864

		7,020

	Tobacco — 0.2%
44	Universal Corp.	2,445

	Total Consumer Staples	30,174

	Energy — 2.9%
	Energy Equipment & Services — 0.9%
54	Archrock, Inc.	404
115	Basic Energy Services, Inc. (a)	309
13	Exterran Corp. (a)	202
331	Gulfmark Offshore, Inc., Class A (a)	1,545
760	Key Energy Services, Inc. (a)	367
266	Parker Drilling Co. (a)	485
224	Pioneer Energy Services Corp. (a)	485
91	SEACOR Holdings, Inc. (a)	4,793
103	Unit Corp. (a)	1,253

		9,843

SEE NOTES TO FINANCIAL STATEMENTS.

38	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2015

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Oil, Gas & Consumable Fuels — 2.0%
15	Adams Resources & Energy, Inc.	580
71	Alon USA Energy, Inc.	1,055
900	Bill Barrett Corp. (a)	3,536
250	Penn Virginia Corp. (a)	75
51	Renewable Energy Group, Inc. (a)	473
221	REX American Resources Corp. (a)	11,928
338	Rex Energy Corp. (a)	355
581	Stone Energy Corp. (a)	2,493
33	Western Refining, Inc.	1,179

		21,674

	Total Energy	31,517

	Financials — 23.1%
	Banks — 7.9%
48	1st Source Corp.	1,481
70	BancFirst Corp.	4,074
185	BancorpSouth, Inc.	4,429
44	Banner Corp.	1,999
61	BBCN Bancorp, Inc.	1,043
190	Capital Bank Financial Corp., Class A	6,076
72	Cathay General Bancorp	2,265
337	Central Pacific Financial Corp.	7,412
28	Chemical Financial Corp.	970
19	Citizens & Northern Corp.	397
46	City Holding Co.	2,095
49	CoBiz Financial, Inc.	659
312	CVB Financial Corp.	5,271
4	East West Bancorp, Inc.	163
421	First Commonwealth Financial Corp.	3,815
7	First Financial Bancorp	125
25	First Interstate BancSystem, Inc., Class A	730
61	Flushing Financial Corp.	1,329
114	FNB Corp.	1,517
78	Fulton Financial Corp.	1,010
18	Great Western Bancorp, Inc.	525
31	Guaranty Bancorp	504
203	Investors Bancorp, Inc.	2,520
25	MainSource Financial Group, Inc.	561
51	National Penn Bancshares, Inc.	631
200	OFG Bancorp, (Puerto Rico)	1,460
49	PacWest Bancorp	2,129
21	Sierra Bancorp	367
29	Simmons First National Corp., Class A	1,510
13	Southside Bancshares, Inc.	320
41	Southwest Bancorp, Inc.	710
97	Suffolk Bancorp	2,741

SHARES	SECURITY DESCRIPTION	VALUE($)

	Banks — continued
186	TCF Financial Corp.	2,625
28	UMB Financial Corp.	1,317
261	Union Bankshares Corp.	6,580
17	Webster Financial Corp.	636
72	West Bancorporation, Inc.	1,426
255	Westamerica Bancorporation	11,903
148	Wilshire Bancorp, Inc.	1,705

		87,030

	Capital Markets — 0.7%
41	Arlington Asset Investment Corp., Class A	544
372	Cowen Group, Inc., Class A (a)	1,424
27	Federated Investors, Inc., Class B	759
9	INTL. FCStone, Inc. (a)	314
151	Investment Technology Group, Inc.	2,577
138	KCG Holdings, Inc., Class A (a)	1,699

		7,317

	Consumer Finance — 0.5%
47	Cash America International, Inc.	1,393
8	Credit Acceptance Corp. (a)	1,734
61	Nelnet, Inc., Class A	2,034

		5,161

	Diversified Financial Services — 0.6%
60	MarketAxess Holdings, Inc.	6,740

	Insurance — 2.3%
13	Ambac Financial Group, Inc. (a)	189
180	American Equity Investment Life Holding Co.	4,318
21	Aspen Insurance Holdings Ltd., (Bermuda)	1,005
331	CNO Financial Group, Inc.	6,317
24	First American Financial Corp.	872
17	Global Indemnity plc, (Ireland) (a)	493
90	Kemper Corp.	3,341
40	Navigators Group, Inc. (The) (a)	3,423
44	Primerica, Inc.	2,059
63	ProAssurance Corp.	3,053
1	RenaissanceRe Holdings Ltd., (Bermuda)	60
11	Stewart Information Services Corp.	426

		25,556

	Real Estate Investment Trusts (REITs) — 7.5%
80	American Assets Trust, Inc.	3,060
11	Armada Hoffler Properties, Inc.	118
10	Ashford Hospitality Prime, Inc.	143
34	Ashford Hospitality Trust, Inc.	215
44	BioMed Realty Trust, Inc.	1,033

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2015	J.P. MORGAN SMALL CAP FUNDS	39

JPMorgan U.S. Small Company Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2015 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Real Estate Investment Trusts (REITs) — continued
633	Capstead Mortgage Corp.	5,534
87	CBL & Associates Properties, Inc.	1,080
242	CoreSite Realty Corp.	13,704
22	Cousins Properties, Inc.	211
1,220	CYS Investments, Inc.	8,699
41	DCT Industrial Trust, Inc.	1,538
85	DiamondRock Hospitality Co.	821
48	EastGroup Properties, Inc.	2,658
51	EPR Properties	2,993
31	Equity LifeStyle Properties, Inc.	2,040
81	FelCor Lodging Trust, Inc.	593
43	First Industrial Realty Trust, Inc.	947
74	Franklin Street Properties Corp.	765
17	Gladstone Commercial Corp.	245
81	Government Properties Income Trust	1,279
107	Gramercy Property Trust	824
149	Hersha Hospitality Trust	3,251
87	Hospitality Properties Trust	2,283
137	LTC Properties, Inc.	5,902
77	Mack-Cali Realty Corp.	1,798
76	Monogram Residential Trust, Inc.	737
32	National Retail Properties, Inc.	1,290
85	Pennsylvania Real Estate Investment Trust	1,865
46	Post Properties, Inc.	2,704
158	Potlatch Corp.	4,763
15	PS Business Parks, Inc.	1,329
41	RAIT Financial Trust	111
158	Ramco-Gershenson Properties Trust	2,616
34	RLJ Lodging Trust	733
42	Saul Centers, Inc.	2,143
19	Silver Bay Realty Trust Corp.	301
27	Summit Hotel Properties, Inc.	327
28	Taubman Centers, Inc.	2,171

		82,824

	Real Estate Management & Development — 0.9%
110	Alexander & Baldwin, Inc.	3,898
553	Forestar Group, Inc. (a)	6,047
17	St. Joe Co. (The) (a)	311

		10,256

	Thrifts & Mortgage Finance — 2.7%
21	Astoria Financial Corp.	330
16	BankFinancial Corp.	197
75	Beneficial Bancorp, Inc. (a)	1,000
17	Capitol Federal Financial, Inc.	211

SHARES	SECURITY DESCRIPTION	VALUE($)

	Thrifts & Mortgage Finance — continued
72	Charter Financial Corp.	947
513	Meridian Bancorp, Inc.	7,233
189	MGIC Investment Corp. (a)	1,672
182	NMI Holdings, Inc., Class A (a)	1,233
584	Northfield Bancorp, Inc.	9,299
57	OceanFirst Financial Corp.	1,142
132	Oritani Financial Corp.	2,185
132	Walker & Dunlop, Inc. (a)	3,814

		29,263

	Total Financials	254,147

	Health Care — 16.9%
	Biotechnology — 6.9%
112	ACADIA Pharmaceuticals, Inc. (a)	3,996
41	Adamas Pharmaceuticals, Inc. (a)	1,158
14	Aduro Biotech, Inc. (a)	402
111	Aegerion Pharmaceuticals, Inc. (a)	1,119
270	Amicus Therapeutics, Inc. (a)	2,619
41	Anacor Pharmaceuticals, Inc. (a)	4,677
8	Applied Genetic Technologies Corp. (a)	153
30	Ardelyx, Inc. (a)	536
319	Arrowhead Research Corp. (a)	1,962
50	Atara Biotherapeutics, Inc. (a)	1,313
166	aTyr Pharma, Inc. (a)	1,632
41	Avalanche Biotechnologies, Inc. (a)	387
78	Bellicum Pharmaceuticals, Inc. (a)	1,585
40	Blueprint Medicines Corp. (a)	1,040
36	Cara Therapeutics, Inc. (a)	614
68	ChemoCentryx, Inc. (a)	552
52	Chiasma, Inc. (a)	1,022
36	Chimerix, Inc. (a)	321
69	Coherus Biosciences, Inc. (a)	1,577
20	Dicerna Pharmaceuticals, Inc. (a)	231
17	Dimension Therapeutics, Inc. (a)	195
96	Edge Therapeutics, Inc. (a)	1,203
80	FibroGen, Inc. (a)	2,428
94	Flexion Therapeutics, Inc. (a)	1,806
80	Global Blood Therapeutics, Inc. (a)	2,596
77	Heron Therapeutics, Inc. (a)	2,043
66	Immune Design Corp. (a)	1,323
180	Infinity Pharmaceuticals, Inc. (a)	1,414
89	Karyopharm Therapeutics, Inc. (a)	1,175
8	Kite Pharma, Inc. (a)	481
59	MacroGenics, Inc. (a)	1,824
127	Merrimack Pharmaceuticals, Inc. (a)	999
61	Mirati Therapeutics, Inc. (a)	1,928

SEE NOTES TO FINANCIAL STATEMENTS.

40	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2015

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Biotechnology — continued
77	Neurocrine Biosciences, Inc. (a)	4,373
126	Nivalis Therapeutics, Inc. (a)	976
39	Ophthotech Corp. (a)	3,055
438	Orexigen Therapeutics, Inc. (a)	754
72	Prothena Corp. plc, (Ireland) (a)	4,884
95	PTC Therapeutics, Inc. (a)	3,081
52	Sage Therapeutics, Inc. (a)	3,055
40	Seres Therapeutics, Inc. (a)	1,418
33	Spark Therapeutics, Inc. (a)	1,504
608	Synergy Pharmaceuticals, Inc. (a)	3,449
79	Tokai Pharmaceuticals, Inc. (a)	690
63	Trius Therapeutics, Inc. (a)	—	(h)
9	Ultragenyx Pharmaceutical, Inc. (a)	1,010
51	Versartis, Inc. (a)	633
61	Xencor, Inc. (a)	895
11	Zafgen, Inc. (a)	69

		76,157

	Health Care Equipment & Supplies — 4.1%
21	CONMED Corp.	943
174	Inogen, Inc. (a)	6,968
67	LivaNova plc, (United Kingdom) (a)	3,972
47	NuVasive, Inc. (a)	2,543
237	Orthofix International N.V., (Curacao) (a)	9,299
8	Penumbra, Inc. (a)	441
457	Quidel Corp. (a)	9,688
246	SurModics, Inc. (a)	4,993
19	Utah Medical Products, Inc.	1,083
230	Wright Medical Group N.V., (Netherlands) (a)	5,549

		45,479

	Health Care Providers & Services — 3.9%
171	Addus HomeCare Corp. (a)	3,976
24	Adeptus Health, Inc., Class A (a)	1,287
200	Alliance HealthCare Services, Inc. (a)	1,836
31	Amsurg Corp. (a)	2,318
119	Centene Corp. (a)	7,832
474	Cross Country Healthcare, Inc. (a)	7,771
62	Landauer, Inc.	2,041
84	Molina Healthcare, Inc. (a)	5,069
251	Surgical Care Affiliates, Inc. (a)	9,980
36	Teladoc, Inc. (a)	648

		42,758

	Health Care Technology — 0.2%
209	HMS Holdings Corp. (a)	2,575

SHARES	SECURITY DESCRIPTION	VALUE($)

	Life Sciences Tools & Services — 0.4%
55	Affymetrix, Inc. (a)	556
56	PAREXEL International Corp. (a)	3,835

		4,391

	Pharmaceuticals — 1.4%
77	Amphastar Pharmaceuticals, Inc. (a)	1,097
69	Axsome Therapeutics, Inc. (a)	631
233	BioDelivery Sciences International, Inc. (a)	1,118
134	Flex Pharma, Inc. (a)	1,671
47	Pacira Pharmaceuticals, Inc. (a)	3,624
84	Prestige Brands Holdings, Inc. (a)	4,304
58	Relypsa, Inc. (a)	1,635
24	Revance Therapeutics, Inc. (a)	827

		14,907

	Total Health Care	186,267

	Industrials — 12.3%
	Aerospace & Defense — 1.6%
367	AAR Corp.	9,648
333	DigitalGlobe, Inc. (a)	5,215
52	Moog, Inc., Class A (a)	3,176

		18,039

	Air Freight & Logistics — 0.2%
62	Atlas Air Worldwide Holdings, Inc. (a)	2,580

	Airlines — 1.0%
112	Alaska Air Group, Inc.	9,033
72	Hawaiian Holdings, Inc. (a)	2,555

		11,588

	Building Products — 0.6%
175	Continental Building Products, Inc. (a)	3,048
146	Gibraltar Industries, Inc. (a)	3,717

		6,765

	Commercial Services & Supplies — 2.6%
1,078	ACCO Brands Corp. (a)	7,686
89	Deluxe Corp.	4,876
199	Ennis, Inc.	3,837
268	Essendant, Inc.	8,709
167	West Corp.	3,604

		28,712

	Construction & Engineering — 1.2%
116	Argan, Inc.	3,765
186	EMCOR Group, Inc.	8,935

		12,700

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2015	J.P. MORGAN SMALL CAP FUNDS	41

JPMorgan U.S. Small Company Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2015 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Electrical Equipment — 0.3%
304	Sunrun, Inc. (a)	3,576

	Machinery — 1.7%
38	Blount International, Inc. (a)	373
274	Briggs & Stratton Corp.	4,731
314	Douglas Dynamics, Inc.	6,622
46	Hurco Cos., Inc.	1,214
19	Hyster-Yale Materials Handling, Inc.	1,002
103	Kadant, Inc.	4,167
8	Watts Water Technologies, Inc., Class A	392

		18,501

	Marine — 0.9%
229	Matson, Inc.	9,745

	Professional Services — 1.0%
156	Barrett Business Services, Inc.	6,794
17	CRA International, Inc. (a)	315
58	VSE Corp.	3,576

		10,685

	Road & Rail — 0.7%
97	ArcBest Corp.	2,071
20	PAM Transportation Services, Inc. (a)	563
103	Swift Transportation Co. (a)	1,418
182	USA Truck, Inc. (a)	3,172

		7,224

	Trading Companies & Distributors — 0.5%
63	Applied Industrial Technologies, Inc.	2,547
126	DXP Enterprises, Inc. (a)	2,863

		5,410

	Total Industrials	135,525

	Information Technology — 18.8%
	Communications Equipment — 3.2%
495	Harmonic, Inc. (a)	2,014
257	InterDigital, Inc.	12,584
36	NETGEAR, Inc. (a)	1,525
97	Plantronics, Inc.	4,585
710	Polycom, Inc. (a)	8,943
171	Ubiquiti Networks, Inc. (a)	5,413

		35,064

	Electronic Equipment, Instruments & Components — 1.3%
19	Benchmark Electronics, Inc. (a)	399
16	Coherent, Inc. (a)	1,022
89	Insight Enterprises, Inc. (a)	2,238
406	InvenSense, Inc. (a)	4,148

SHARES	SECURITY DESCRIPTION	VALUE($)

	Electronic Equipment, Instruments & Components — continued
113	Sanmina Corp. (a)	2,332
47	Tech Data Corp. (a)	3,094
81	Vishay Intertechnology, Inc.	977

		14,210

	Internet Software & Services — 2.3%
1,430	Bazaarvoice, Inc. (a)	6,263
191	Blucora, Inc. (a)	1,873
616	EarthLink Holdings Corp.	4,574
16	Instructure, Inc. (a)	331
440	Marchex, Inc., Class B	1,710
90	Match Group, Inc. (a)	1,214
98	Mimecast Ltd., (United Kingdom) (a)	939
71	Web.com Group, Inc. (a)	1,425
116	WebMD Health Corp. (a)	5,607
206	Xactly Corp. (a)	1,754

		25,690

	IT Services — 3.0%
403	Convergys Corp.	10,023
150	CSG Systems International, Inc.	5,411
28	EVERTEC, Inc., (Puerto Rico)	474
45	Heartland Payment Systems, Inc.	4,219
449	ModusLink Global Solutions, Inc. (a)	1,113
40	MoneyGram International, Inc. (a)	250
107	Science Applications International Corp.	4,898
452	Unisys Corp. (a)	4,995
40	Vantiv, Inc., Class A (a)	1,916

		33,299

	Semiconductors & Semiconductor Equipment — 2.8%
167	Advanced Energy Industries, Inc. (a)	4,706
475	Cohu, Inc.	5,738
63	First Solar, Inc. (a)	4,151
253	Integrated Device Technology, Inc. (a)	6,672
248	Intersil Corp., Class A	3,161
271	PMC-Sierra, Inc. (a)	3,152
48	Tessera Technologies, Inc.	1,440
190	Xcerra Corp. (a)	1,151

		30,171

	Software — 6.2%
158	ACI Worldwide, Inc. (a)	3,371
386	Aspen Technology, Inc. (a)	14,579
163	AVG Technologies N.V., (Netherlands) (a)	3,258
112	Barracuda Networks, Inc. (a)	2,094
241	EnerNOC, Inc. (a)	926

SEE NOTES TO FINANCIAL STATEMENTS.

42	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2015

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Software — continued
67	Fair Isaac Corp.	6,272
28	Manhattan Associates, Inc. (a)	1,833
179	Mentor Graphics Corp.	3,295
30	Progress Software Corp. (a)	713
59	Rapid7, Inc. (a)	897
788	Rovi Corp. (a)	13,120
435	Take-Two Interactive Software, Inc. (a)	15,148
116	VASCO Data Security International, Inc. (a)	1,941
179	Zix Corp. (a)	907

		68,354

	Total Information Technology	206,788

	Materials — 2.4%
	Chemicals — 1.0%
70	Innophos Holdings, Inc.	2,032
363	Intrepid Potash, Inc. (a)	1,070
94	Minerals Technologies, Inc.	4,292
331	Rayonier Advanced Materials, Inc.	3,244

		10,638

	Containers & Packaging — 0.9%
712	Graphic Packaging Holding Co.	9,138
26	Myers Industries, Inc.	350

		9,488

	Metals & Mining — 0.4%
107	SunCoke Energy, Inc.	371
145	Worthington Industries, Inc.	4,379

		4,750

	Paper & Forest Products — 0.1%
34	Domtar Corp., (Canada)	1,260

	Total Materials	26,136

	Telecommunication Services — 0.8%
	Diversified Telecommunication Services — 0.8%
1,521	Cincinnati Bell, Inc. (a)	5,475
275	Ooma, Inc. (a)	1,744
71	Vonage Holdings Corp. (a)	410
228	Windstream Holdings, Inc.	1,469

	Total Telecommunication Services	9,098

	Utilities — 3.7%
	Electric Utilities — 1.0%
87	El Paso Electric Co.	3,361
65	PNM Resources, Inc.	1,972
129	Portland General Electric Co.	4,703
67	Spark Energy, Inc., Class A	1,386

		11,422

SHARES		SECURITY DESCRIPTION	VALUE($)

		Electric Utilities — continued
67		Spark Energy, Inc., Class A	1,386

			11,422

		Gas Utilities — 1.2%
40		AGL Resources, Inc.	2,555
51		Laclede Group, Inc. (The)	3,042
83		New Jersey Resources Corp.	2,749
49		Piedmont Natural Gas Co., Inc.	2,817
44		Southwest Gas Corp.	2,405

			13,568

		Independent Power & Renewable Electricity Producers — 0.6%
1,181		Atlantic Power Corp.	2,327
111		Ormat Technologies, Inc.	4,052

			6,379

		Multi-Utilities — 0.2%
22		Avista Corp.	767
24		NorthWestern Corp.	1,286

			2,053

		Water Utilities — 0.7%
185		American States Water Co.	7,752

		Total Utilities	41,174

		Total Common Stocks (Cost $1,044,690)	1,062,769

NUMBER OF WARRANTS
Warrant — 0.0%
		Financials — 0.0%
		Consumer Finance — 0.0%
—	(h)	Imperial Holdings, Inc., expiring 10/01/19 (Strike Price $10.75) (a) (Cost $—)	—

SHARES
Short-Term Investment — 3.8%
		Investment Company — 3.8%
41,836		JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.170% (b) (l) (Cost $41,836)	41,836

		Total Investments — 100.3% (Cost $1,086,526)	1,104,605
		Liabilities in Excess of Other Assets — (0.3)% (c)	(3,420)

		NET ASSETS — 100.0%	$1,101,185

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2015	J.P. MORGAN SMALL CAP FUNDS	43

JPMorgan U.S. Small Company Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2015 (Unaudited) (continued)

(Amounts in thousands, except number of Futures contracts)

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL VALUE AT DECEMBER 31, 2015	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
340	E-mini Russell 2000	03/18/16	USD	$38,471	$444

SEE NOTES TO FINANCIAL STATEMENTS.

44	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2015

JPMorgan Small Cap Funds

NOTES TO SCHEDULES OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2015 (Unaudited)

REIT	— Real Estate Investment Trust
USD	— United States Dollar

(a)	— Non-income producing security.
(b)	— Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.

(c)	— Included in this amount is cash segregated as collateral for futures contracts.
(g)	— Amount rounds to less than 0.1%.
(h)	— Amount rounds to less than one thousand (shares, number of warrants or dollars).
(l)	— The rate shown is the current yield as of December 31, 2015.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2015	J.P. MORGAN SMALL CAP FUNDS	45

STATEMENTS OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 2015 (Unaudited)

(Amounts in thousands, except per share amounts)

	Dynamic Small Cap Growth Fund	Small Cap Core Fund		Small Cap Equity Fund
ASSETS:
Investments in non-affiliates, at value	$388,720	$193,449		$2,817,317
Investments in affiliates, at value	5,297	5,084		140,434

Total investment securities, at value	394,017	198,533		2,957,751
Cash	—	8		—
Deposits at broker for futures contracts	—	115		—
Receivables:
Investment securities sold	382	32		—
Fund shares sold	12,505	316		8,508
Dividends from non-affiliates	205	428		4,137
Dividends from affiliates	1	2		17
Variation margin on futures contracts	—	124		—

Total Assets	407,110	199,558		2,970,413

LIABILITIES:
Payables:
Investment securities purchased	—	539		1,576
Fund shares redeemed	2,202	1,151		43,257
Accrued liabilities:
Investment advisory fees	204	152		1,482
Administration fees	16	—		134
Distribution fees	39	—		174
Shareholder servicing fees	72	109		192
Custodian and accounting fees	14	24		38
Trustees’ and Chief Compliance Officer’s fees	1	—	(a)	1
Sub-transfer agent fees	82	202		614
Other	64	32		164

Total Liabilities	2,694	2,209		47,632

Net Assets	$404,416	$197,349		$2,922,781

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

46	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2015

	Dynamic Small Cap Growth Fund	Small Cap Core Fund	Small Cap Equity Fund
NET ASSETS:
Paid-in-Capital	$318,805	$107,392	$1,974,647
Accumulated undistributed (distributions in excess of) net investment income	(3,185)	(406)	(72)
Accumulated net realized gains (losses)	665	47,192	40,117
Net unrealized appreciation (depreciation)	88,131	43,171	908,089

Total Net Assets	$404,416	$197,349	$2,922,781

Net Assets:
Class A	$63,178	$—	$749,505
Class C	40,194	—	32,939
Class R2	—	—	2,821
Class R5	—	—	1,197,204
Select Class	301,044	197,349	940,312

Total	$404,416	$197,349	$2,922,781

Outstanding units of beneficial interest (shares)

($0.0001 par value; unlimited number of shares authorized):
Class A	3,169	—	19,412
Class C	2,472	—	1,101
Class R2	—	—	74
Class R5	—	—	27,237
Select Class	13,675	4,278	21,404

Net Asset Value (a):
Class A — Redemption price per share	$19.93	$—	$38.61
Class C — Offering price per share (b)	16.26	—	29.91
Class R2 — Offering and redemption price per share	—	—	38.10
Class R5 — Offering and redemption price per share	—	—	43.95
Select Class — Offering and redemption price per share	22.01	46.13	43.93
Class A maximum sales charge	5.25%	—%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% – maximum sales charge)]	$21.03	$—	$40.75

Cost of investments in non-affiliates	$300,589	$150,309	$1,909,228
Cost of investments in affiliates	5,297	5,084	140,434

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2015	J.P. MORGAN SMALL CAP FUNDS	47

STATEMENTS OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 2015 (Unaudited) (continued)

(Amounts in thousands, except per share amounts)

	Small Cap Growth Fund	Small Cap Value Fund	U.S. Small Company Fund
ASSETS:
Investments in non-affiliates, at value	$1,098,597	$1,721,952	$1,062,769
Investments in affiliates, at value	16,517	64,608	41,836

Total investment securities, at value	1,115,114	1,786,560	1,104,605
Cash	—	5	2
Deposits at broker for futures contracts	—	3,118	2,062
Receivables:
Investment securities sold	1,005	271	—
Fund shares sold	19,752	1,756	7,961
Dividends from non-affiliates	585	3,856	1,206
Dividends from affiliates	2	9	6

Total Assets	1,136,458	1,795,575	1,115,842

LIABILITIES:
Payables:
Investment securities purchased	—	6,386	5,909
Fund shares redeemed	2,614	11,057	7,396
Variation margin on futures contracts	—	620	391
Accrued liabilities:
Investment advisory fees	612	957	547
Administration fees	73	126	75
Distribution fees	72	162	91
Shareholder servicing fees	12	20	62
Custodian and accounting fees	23	20	21
Trustees’ and Chief Compliance Officer’s fees	3	4	—	(a)
Sub-transfer agent fees	206	331	147
Other	62	154	18

Total Liabilities	3,677	19,837	14,657

Net Assets	$1,132,781	$1,775,738	$1,101,185

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

48	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2015

	Small Cap Growth Fund	Small Cap Value Fund	U.S. Small Company Fund
NET ASSETS:
Paid-in-Capital	$944,285	$1,703,212	$1,094,595
Accumulated undistributed (distributions in excess of) net investment income	(5,765)	(238)	(55)
Accumulated net realized gains (losses)	(9,803)	1,981	(11,878)
Net unrealized appreciation (depreciation)	204,064	70,783	18,523

Total Net Assets	$1,132,781	$1,775,738	$1,101,185

Net Assets:
Class A	$223,277	$536,711	$238,439
Class C	21,598	42,417	45,645
Class R2	23,575	45,425	28,664
Class R5	—	93,433	—
Class R6	461,756	785,091	98,172
Institutional Class	284,286	—	416,669
Select Class	118,289	272,661	273,596

Total	$1,132,781	$1,775,738	$1,101,185

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	18,772	23,118	15,932
Class C	2,350	2,158	3,150
Class R2	2,030	1,969	1,940
Class R5	—	3,819	—
Class R6	34,763	32,066	6,445
Institutional Class	21,537	—	27,361
Select Class	9,166	11,146	17,939

Net Asset Value (a):
Class A — Redemption price per share	$11.89	$23.22	$14.97
Class C — Offering price per share (b)	9.19	19.66	14.49
Class R2 — Offering and redemption price per share	11.61	23.07	14.78
Class R5 — Offering and redemption price per share	—	24.46	—
Class R6 — Offering and redemption price per share	13.28	24.48	15.23
Institutional Class — Offering and redemption price per share	13.20	—	15.23
Select Class — Offering and redemption price per share	12.90	24.46	15.25
Class A maximum sales charge	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% – maximum sales charge)]	$12.55	$24.51	$15.80

Cost of investments in non-affiliates	$894,533	$1,651,949	$1,044,690
Cost of investments in affiliates	16,517	64,608	41,836

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2015	J.P. MORGAN SMALL CAP FUNDS	49

STATEMENTS OF OPERATIONS

FOR THE SIX MONTHS ENDED DECEMBER 31, 2015 (Unaudited)

(Amounts in thousands)

	Dynamic Small Cap Growth Fund	Small Cap Core Fund	Small Cap Equity Fund
INVESTMENT INCOME:
Dividend income from non-affiliates	$961	$4,182	$22,569
Dividend income from affiliates	3	8	54

Total investment income	964	4,190	22,623

EXPENSES:
Investment advisory fees	1,473	2,450	10,250
Administration fees	185	308	1,291
Distribution fees:
Class A	85	—	805
Class C	167	—	126
Class R2	—	—	8
Shareholder servicing fees:
Class A	85	—	805
Class C	56	—	42
Class R2	—	—	4
Class R5	—	—	305
Select Class	426	942	1,566
Custodian and accounting fees	18	37	44
Interest expense to affiliates	— (a)	—	— (a)
Professional fees	22	23	43
Trustees’ and Chief Compliance Officer’s fees	3	3	14
Printing and mailing costs	51	34	205
Registration and filing fees	22	17	71
Transfer agent fees (See Note 2.D.)	15	6	43
Sub-transfer agent fees (See Note 2.D.)	129	396	1,869
Other	3	4	14

Total expenses	2,740	4,220	17,505

Less fees waived	(229)	(1,225)	(1,967)
Less expense reimbursements	— (a)	—	—

Net expenses	2,511	2,995	15,538

Net investment income (loss)	(1,547)	1,195	7,085

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	16,555	62,271	90,509
Futures	—	(2,171)	—

Net realized gain (loss)	16,555	60,100	90,509

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	(68,813)	(142,098)	(302,240)
Futures	—	399	—

Change in net unrealized appreciation/depreciation	(68,813)	(141,699)	(302,240)

Net realized/unrealized gains (losses)	(52,258)	(81,599)	(211,731)

Change in net assets resulting from operations	$(53,805)	$(80,404)	$(204,646)

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

50	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2015

	Small Cap Growth Fund	Small Cap Value Fund	U.S. Small Company Fund
INVESTMENT INCOME:
Dividend income from non-affiliates	$2,536	$17,850	$7,027
Dividend income from affiliates	13	31	16

Total investment income	2,549	17,881	7,043

EXPENSES:
Investment advisory fees	3,821	5,897	3,130
Administration fees	481	743	427
Distribution fees:
Class A	303	708	293
Class C	89	172	172
Class R2	65	117	62
Shareholder servicing fees:
Class A	303	708	293
Class C	30	58	57
Class R2	32	58	31
Class R5	—	25	—
Institutional Class	136	—	191
Select Class	167	531	326
Custodian and accounting fees	29	50	49
Professional fees	24	25	30
Trustees’ and Chief Compliance Officer’s fees	7	10	4
Printing and mailing costs	42	117	38
Registration and filing fees	53	82	75
Transfer agent fees (See Note 2.D.)	38	191	29
Sub-transfer agent fees (See Note 2.D.)	502	899	515
Other	10	19	5

Total expenses	6,132	10,410	5,727

Less fees waived	(613)	(1,070)	(445)
Less expense reimbursements	(7)	(79)	— (a)

Net expenses	5,512	9,261	5,282

Net investment income (loss)	(2,963)	8,620	1,761

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	12,184	30,939	13,858
Futures	—	(6,084)	(3,686)

Net realized gain (loss)	12,184	24,855	10,172

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	(141,444)	(186,830)	(90,613)
Futures	—	1,187	679

Change in net unrealized appreciation/depreciation	(141,444)	(185,643)	(89,934)

Net realized/unrealized gains (losses)	(129,260)	(160,788)	(79,762)

Change in net assets resulting from operations	$(132,223)	$(152,168)	$(78,001)

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2015	J.P. MORGAN SMALL CAP FUNDS	51

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	Dynamic Small Cap Growth Fund		Small Cap Core Fund
	Six Months Ended December 31, 2015 (Unaudited)	Year Ended June 30, 2015	Six Months Ended December 31, 2015 (Unaudited)	Year Ended June 30, 2015
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$(1,547)	$(3,624)	$1,195	$4,900
Net realized gain (loss)	16,555	60,975	60,100	75,637
Change in net unrealized appreciation/depreciation	(68,813)	8,299	(141,699)	(30,546)

Change in net assets resulting from operations	(53,805)	65,650	(80,404)	49,991

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net realized gains	(8,870)	(5,692)	—	—
Class B (a)
From net realized gains	—	(37)	—	—
Class C
From net realized gains	(6,681)	(4,687)	—	—
Select Class
From net investment income	—	—	(5,272)	(1,375)
From net realized gains	(40,293)	(32,531)	(69,413)	(72,101)

Total distributions to shareholders	(55,844)	(42,947)	(74,685)	(73,476)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	4,269	(72,931)	(463,214)	135,830

NET ASSETS:
Change in net assets	(105,380)	(50,228)	(618,303)	112,345
Beginning of period	509,796	560,024	815,652	703,307

End of period	$404,416	$509,796	$197,349	$815,652

Accumulated undistributed (distributions in excess of) net investment income	$(3,185)	$(1,638)	$(406)	$3,671

(a)	All remaining Class B Shares converted to Class A Shares on June 19, 2015 for Dynamic Small Cap Growth Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

52	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2015

	Small Cap Equity Fund		Small Cap Growth Fund
	Six Months Ended December 31, 2015 (Unaudited)	Year Ended June 30, 2015	Six Months Ended December 31, 2015 (Unaudited)	Year Ended June 30, 2015
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$7,085	$16,019	$(2,963)	$(6,112)
Net realized gain (loss)	90,509	217,676	12,184	105,332
Change in net unrealized appreciation/depreciation	(302,240)	22,116	(141,444)	49,185

Change in net assets resulting from operations	(204,646)	255,811	(132,223)	148,405

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(2,634)	(1,326)	—	—
From net realized gains	(51,657)	(72,144)	(17,982)	(20,645)
Class B (a)
From net realized gains	—	(441)	—	(176)
Class C
From net realized gains	(2,993)	(4,673)	(2,222)	(2,503)
Class R2
From net realized gains	(211)	(372)	(1,956)	(2,202)
Class R5
From net investment income	(7,998)	(7,331)	—	—
From net realized gains	(77,242)	(107,883)	—	—
Class R6
From net realized gains	—	—	(34,132)	(30,237)
Institutional Class
From net realized gains	—	—	(19,628)	(20,050)
Select Class
From net investment income	(3,556)	(6,696)	—	—
From net realized gains	(59,055)	(140,920)	(8,776)	(10,568)

Total distributions to shareholders	(205,346)	(341,786)	(84,696)	(86,381)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(61,065)	70,368	104,631	25,731

NET ASSETS:
Change in net assets	(471,057)	(15,607)	(112,288)	87,755
Beginning of period	3,393,838	3,409,445	1,245,069	1,157,314

End of period	$2,922,781	$3,393,838	$1,132,781	$1,245,069

Accumulated undistributed (distributions in excess of) net investment income	$(72)	$7,031	$(5,765)	$(2,802)

(a)	All remaining Class B Shares converted to Class A Shares on June 19, 2015.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2015	J.P. MORGAN SMALL CAP FUNDS	53

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Small Cap Value Fund		U.S. Small Company Fund
	Six Months Ended December 31, 2015 (Unaudited)	Year Ended June 30, 2015	Six Months Ended December 31, 2015 (Unaudited)	Year Ended June 30, 2015
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$8,620	$17,079	$1,761	$3,308
Net realized gain (loss)	24,855	82,582	10,172	36,899
Change in net unrealized appreciation/depreciation	(185,643)	(77,688)	(89,934)	23,209

Change in net assets resulting from operations	(152,168)	21,973	(78,001)	63,416

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(2,749)	(4,063)	(375)	—
From net realized gains	(24,024)	(24,585)	(9,859)	(5,065)
Class B (a)
From net investment income	—	(10)	—	—
From net realized gains	—	(142)	—	—
Class C
From net investment income	(138)	(237)	—	—
From net realized gains	(2,266)	(2,788)	(1,985)	(879)
Class R2
From net investment income	(176)	(253)	(36)	—
From net realized gains	(2,034)	(2,245)	(1,197)	(339)
Class R5
From net investment income	(639)	(897)	—	—
From net realized gains	(4,226)	(3,945)	—	—
Class R6
From net investment income	(5,019)	(5,716)	(620)	(152)
From net realized gains	(33,390)	(23,274)	(4,031)	(1,577)
Institutional Class
From net investment income	—	—	(2,157)	(689)
From net realized gains	—	—	(16,302)	(8,505)
Select Class
From net investment income	(2,050)	(4,081)	(1,045)	(184)
From net realized gains	(11,883)	(19,170)	(11,139)	(5,885)

Total distributions to shareholders	(88,594)	(91,406)	(48,746)	(23,275)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	145,757	381,022	256,384	349,644

NET ASSETS:
Change in net assets	(95,005)	311,589	129,637	389,785
Beginning of period	1,870,743	1,559,154	971,548	581,763

End of period	$1,775,738	$1,870,743	$1,101,185	$971,548

Accumulated undistributed (distributions in excess of) net investment income	$(238)	$1,913	$(55)	$2,417

(a)	All remaining Class B Shares converted to Class A Shares on June 19, 2015 for Small Cap Value Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

54	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2015

	Dynamic Small Cap Growth Fund		Small Cap Core Fund
	Six Months Ended December 31, 2015 (Unaudited)	Year Ended June 30, 2015	Six Months Ended December 31, 2015 (Unaudited)	Year Ended June 30, 2015
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$7,916	$11,741	$—	$—
Distributions reinvested	6,411	4,072	—	—
Cost of shares redeemed	(7,486)	(32,156)	—	—
Conversion from Class B Shares	—	366	—	—

Change in net assets resulting from Class A capital transactions	$6,841	$(15,977)	$—	$—

Class B (a)
Proceeds from shares issued	$—	$8	$—	$—
Distributions reinvested	—	33	—	—
Cost of shares redeemed	—	(202)	—	—
Conversion to Class A Shares	—	(366)	—	—

Change in net assets resulting from Class B capital transactions	$—	$(527)	$—	$—

Class C
Proceeds from shares issued	$10,572	$12,653	$—	$—
Distributions reinvested	856	515	—	—
Cost of shares redeemed	(9,213)	(19,389)	—	—

Change in net assets resulting from Class C capital transactions	$2,215	$(6,221)	$—	$—

Select Class
Proceeds from shares issued	$55,288	$109,502	$64,588	$165,199
Distributions reinvested	39,841	32,251	71,593	69,335
Cost of shares redeemed	(99,916)	(191,959)	(68,611)	(98,704)
Redemptions in-kind (See Note 7)	—	—	(530,784)	—

Change in net assets resulting from Select Class capital transactions	$(4,787)	$(50,206)	$(463,214)	$135,830

Total change in net assets resulting from capital transactions	$4,269	$(72,931)	$(463,214)	$135,830

SHARE TRANSACTIONS:
Class A
Issued	356	487	—	—
Reinvested	327	179	—	—
Redeemed	(325)	(1,334)	—	—
Conversion from Class B Shares	—	14	—	—

Change in Class A Shares	358	(654)	—	—

Class B (a)
Issued	—	1	—	—
Reinvested	—	1	—	—
Redeemed	—	(10)	—	—
Conversion to Class A Shares	—	(16)	—	—

Change in Class B Shares	—	(24)	—	—

Class C
Issued	600	625	—	—
Reinvested	54	27	—	—
Redeemed	(465)	(935)	—	—

Change in Class C Shares	189	(283)	—	—

Select Class
Issued	2,339	4,202	1,194	2,959
Reinvested	1,842	1,306	1,578	1,342
Redeemed	(4,144)	(7,272)	(1,322)	(1,763)
Redemptions in-kind (See Note 7)	—	—	(11,691)	—

Change in Select Class Shares	37	(1,764)	(10,241)	2,538

(a)	All remaining Class B Shares converted to Class A Shares on June 19, 2015 for Dynamic Small Cap Growth Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2015	J.P. MORGAN SMALL CAP FUNDS	55

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Small Cap Equity Fund		Small Cap Growth Fund
	Six Months Ended December 31, 2015 (Unaudited)	Year Ended June 30, 2015	Six Months Ended December 31, 2015 (Unaudited)	Year Ended June 30, 2015
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$222,402	$108,279	$22,775	$41,024
Distributions reinvested	49,673	66,061	17,120	19,785
Cost of shares redeemed	(100,432)	(213,835)	(37,236)	(88,174)
Conversion from Class B Shares	—	1,096	—	1,416

Change in net assets resulting from Class A capital transactions	$171,643	$(38,399)	$2,659	$(25,949)

Class B (a)
Proceeds from shares issued	$—	$54	$—	$18
Distributions reinvested	—	405	—	165
Cost of shares redeemed	—	(4,544)	—	(832)
Conversion to Class A Shares	—	(1,096)	—	(1,416)

Change in net assets resulting from Class B capital transactions	$—	$(5,181)	$—	$(2,065)

Class C
Proceeds from shares issued	$2,874	$1,597	$920	$1,657
Distributions reinvested	2,583	3,928	1,891	2,095
Cost of shares redeemed	(2,968)	(7,262)	(2,419)	(5,918)

Change in net assets resulting from Class C capital transactions	$2,489	$(1,737)	$392	$(2,166)

Class R2
Proceeds from shares issued	$635	$864	$2,190	$3,831
Distributions reinvested	147	267	1,908	2,147
Cost of shares redeemed	(976)	(1,407)	(3,891)	(9,815)

Change in net assets resulting from Class R2 capital transactions	$(194)	$(276)	$207	$(3,837)

Class R5
Proceeds from shares issued	$118,700	$212,080	$—	$—
Distributions reinvested	80,413	108,316	—	—
Cost of shares redeemed	(84,738)	(227,737)	—	—

Change in net assets resulting from Class R5 capital transactions	$114,375	$92,659	$—	$—

Class R6
Proceeds from shares issued	$—	$—	$56,146	$120,496
Distributions reinvested	—	—	34,132	30,237
Cost of shares redeemed	—	—	(28,041)	(46,820)

Change in net assets resulting from Class R6 capital transactions	$—	$—	$62,237	$103,913

Institutional Class
Proceeds from shares issued	$—	$—	$72,618	$65,873
Distributions reinvested	—	—	18,231	18,418
Cost of shares redeemed	—	—	(36,545)	(121,813)

Change in net assets resulting from Institutional Class capital transactions	$—	$—	$54,304	$(37,522)

Select Class
Proceeds from shares issued	$296,145	$365,334	$18,972	$35,361
Distributions reinvested	55,589	136,721	7,984	9,680
Cost of shares redeemed	(701,112)	(478,753)	(42,124)	(51,684)

Change in net assets resulting from Select Class capital transactions	$(349,378)	$23,302	$(15,168)	$(6,643)

Total change in net assets resulting from capital transactions	$(61,065)	$70,368	$104,631	$25,731

(a)	All remaining Class B Shares converted to Class A Shares on June 19, 2015.

SEE NOTES TO FINANCIAL STATEMENTS.

56	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2015

	Small Cap Equity Fund		Small Cap Growth Fund
	Six Months Ended December 31, 2015 (Unaudited)	Year Ended June 30, 2015	Six Months Ended December 31, 2015 (Unaudited)	Year Ended June 30, 2015
SHARE TRANSACTIONS:
Class A
Issued	5,389	2,447	1,725	3,026
Reinvested	1,292	1,602	1,466	1,564
Redeemed	(2,369)	(4,844)	(2,822)	(6,513)
Conversion from Class B Shares	—	24	—	96

Change in Class A Shares	4,312	(771)	369	(1,827)

Class B (a)
Issued	—	2	—	1
Reinvested	—	12	—	17
Redeemed	—	(127)	—	(80)
Conversion to Class A Shares	—	(31)	—	(129)

Change in Class B Shares	—	(144)	—	(191)

Class C
Issued	91	47	91	154
Reinvested	87	120	210	208
Redeemed	(90)	(203)	(237)	(544)

Change in Class C Shares	88	(36)	64	(182)

Class R2
Issued	15	20	169	288
Reinvested	4	7	167	173
Redeemed	(23)	(33)	(304)	(730)

Change in Class R2 Shares	(4)	(6)	32	(269)

Class R5
Issued	2,502	4,248	—	—
Reinvested	1,832	2,321	—	—
Redeemed	(1,783)	(4,580)	—	—

Change in Class R5 Shares	2,551	1,989	—	—

Class R6
Issued	—	—	3,715	8,080
Reinvested	—	—	2,617	2,169
Redeemed	—	—	(1,965)	(3,169)

Change in Class R6 Shares	—	—	4,367	7,080

Institutional Class
Issued	—	—	5,128	4,442
Reinvested	—	—	1,407	1,328
Redeemed	—	—	(2,530)	(8,156)

Change in Institutional Class Shares	—	—	4,005	(2,386)

Select Class
Issued	6,311	7,313	1,321	2,421
Reinvested	1,270	2,941	630	711
Redeemed	(14,705)	(9,609)	(2,883)	(3,538)

Change in Select Class Shares	(7,124)	645	(932)	(406)

(a)	All remaining Class B Shares converted to Class A Shares on June 19, 2015.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2015	J.P. MORGAN SMALL CAP FUNDS	57

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Small Cap Value Fund		U.S. Small Company Fund
	Six Months Ended December 31, 2015 (Unaudited)	Year Ended June 30, 2015	Six Months Ended December 31, 2015 (Unaudited)	Year Ended June 30, 2015
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$68,835	$267,230	$68,229	$158,127
Distributions reinvested	25,131	26,931	9,251	4,623
Cost of shares redeemed	(99,323)	(168,313)	(49,761)	(59,204)
Conversion from Class B Shares	—	2,069	—	—

Change in net assets resulting from Class A capital transactions	$(5,357)	$127,917	$27,719	$103,546

Class B (a)
Proceeds from shares issued	$—	$35	$—	$—
Distributions reinvested	—	150	—	—
Cost of shares redeemed	—	(1,071)	—	—
Conversion to Class A Shares	—	(2,069)	—	—

Change in net assets resulting from Class B capital transactions	$—	$(2,955)	$—	$—

Class C
Proceeds from shares issued	$2,643	$7,961	$10,332	$25,684
Distributions reinvested	2,160	2,683	1,817	772
Cost of shares redeemed	(5,586)	(10,808)	(6,027)	(5,242)

Change in net assets resulting from Class C capital transactions	$(783)	$(164)	$6,122	$21,214

Class R2
Proceeds from shares issued	$8,545	$17,717	$15,805	$11,570
Distributions reinvested	2,028	2,299	944	335
Cost of shares redeemed	(7,545)	(17,153)	(2,909)	(4,428)

Change in net assets resulting from Class R2 capital transactions	$3,028	$2,863	$13,840	$7,477

Class R5
Proceeds from shares issued	$18,009	$46,041	$—	$—
Distributions reinvested	4,464	4,335	—	—
Cost of shares redeemed	(18,748)	(23,688)	—	—

Change in net assets resulting from Class R5 capital transactions	$3,725	$26,688	$—	$—

Class R6
Proceeds from shares issued	$312,850	$149,197	$52,287	$39,209
Distributions reinvested	38,407	28,990	4,436	1,450
Cost of shares redeemed	(24,297)	(58,319)	(16,913)	(19,367)

Change in net assets resulting from Class R6 capital transactions	$326,960	$119,868	$39,810	$21,292

Institutional Class
Proceeds from shares issued	$—	$—	$132,562	$184,860
Distributions reinvested	—	—	17,359	8,769
Cost of shares redeemed	—	—	(38,958)	(73,427)

Change in net assets resulting from Institutional Class capital transactions	$—	$—	$110,963	$120,202

Select Class
Proceeds from shares issued	$72,317	$210,959	$103,479	$114,544
Distributions reinvested	12,485	20,813	11,293	5,585
Cost of shares redeemed	(266,618)	(124,967)	(56,842)	(44,216)

Change in net assets resulting from Select Class capital transactions	$(181,816)	$106,805	$57,930	$75,913

Total change in net assets resulting from capital transactions	$145,757	$381,022	$256,384	$349,644

(a)	All remaining Class B Shares converted to Class A Shares on June 19, 2015 for Small Cap Value Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

58	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2015

	Small Cap Value Fund		U.S. Small Company Fund
	Six Months Ended December 31, 2015 (Unaudited)	Year Ended June 30, 2015	Six Months Ended December 31, 2015 (Unaudited)	Year Ended June 30, 2015
SHARE TRANSACTIONS:
Class A
Issued	2,765	9,914	4,294	9,673
Reinvested	1,092	1,055	626	298
Redeemed	(3,966)	(6,295)	(3,141)	(3,624)
Conversion from Class B Shares	—	76	—	—

Change in Class A Shares	(109)	4,750	1,779	6,347

Class B (a)
Issued	—	2	—	—
Reinvested	—	7	—	—
Redeemed	—	(47)	—	—
Conversion to Class A Shares	—	(88)	—	—

Change in Class B Shares	—	(126)	—	—

Class C
Issued	125	349	671	1,604
Reinvested	111	123	127	51
Redeemed	(266)	(471)	(394)	(330)

Change in Class C Shares	(30)	1	404	1,325

Class R2
Issued	347	669	996	706
Reinvested	89	91	65	22
Redeemed	(304)	(646)	(185)	(271)

Change in Class R2 Shares	132	114	876	457

Class R5
Issued	683	1,643	—	—
Reinvested	184	161	—	—
Redeemed	(731)	(843)	—	—

Change in Class R5 Shares	136	961	—	—

Class R6
Issued	11,630	5,312	3,136	2,338
Reinvested	1,582	1,077	294	92
Redeemed	(928)	(2,075)	(1,020)	(1,156)

Change in Class R6 Shares	12,284	4,314	2,410	1,274

Institutional Class
Issued	—	—	8,264	11,156
Reinvested	—	—	1,150	554
Redeemed	—	—	(2,431)	(4,455)

Change in Institutional Class Shares	—	—	6,983	7,255

Select Class
Issued	2,835	7,576	6,456	6,883
Reinvested	514	775	748	354
Redeemed	(9,900)	(4,468)	(3,530)	(2,668)

Change in Select Class Shares	(6,551)	3,883	3,674	4,569

(a)	All remaining Class B Shares converted to Class A Shares on June 19, 2015 for Small Cap Value Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2015	J.P. MORGAN SMALL CAP FUNDS	59

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net realized gain
Dynamic Small Cap Growth Fund
Class A
Six Months Ended December 31, 2015 (Unaudited)	$26.04	$(0.10	)(f)	$(2.79)	$(2.89)	$(3.22)
Year Ended June 30, 2015	25.11	(0.20	)(f)	3.17	2.97	(2.04)
Year Ended June 30, 2014	23.10	(0.24	)(f)	4.44	4.20	(2.19)
Year Ended June 30, 2013	18.83	(0.14	)(f)(g)	5.17	5.03	(0.76)
Year Ended June 30, 2012	20.20	(0.13	)(f)(h)	(1.24)	(1.37)	—
Year Ended June 30, 2011	13.80	(0.16	)(f)	6.56	6.40	—

Class C
Six Months Ended December 31, 2015 (Unaudited)	21.97	(0.13	)(f)	(2.36)	(2.49)	(3.22)
Year Ended June 30, 2015	21.61	(0.28	)(f)	2.68	2.40	(2.04)
Year Ended June 30, 2014	20.25	(0.32	)(f)	3.87	3.55	(2.19)
Year Ended June 30, 2013	16.68	(0.22	)(f)(g)	4.55	4.33	(0.76)
Year Ended June 30, 2012	17.98	(0.20	)(f)(h)	(1.10)	(1.30)	—
Year Ended June 30, 2011	12.35	(0.23	)(f)	5.86	5.63	—

Select Class
Six Months Ended December 31, 2015 (Unaudited)	28.34	(0.07	)(f)	(3.04)	(3.11)	(3.22)
Year Ended June 30, 2015	27.08	(0.15	)(f)	3.45	3.30	(2.04)
Year Ended June 30, 2014	24.70	(0.19	)(f)	4.76	4.57	(2.19)
Year Ended June 30, 2013	20.02	(0.07	)(f)(g)	5.51	5.44	(0.76)
Year Ended June 30, 2012	21.39	(0.06	)(f)(h)	(1.31)	(1.37)	—
Year Ended June 30, 2011	14.56	(0.11	)(f)	6.94	6.83	—

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.
(g)	Reflects special dividends paid out during the period by one of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $(0.20), $(0.27) and $(0.14) for Class A, Class C and Select Class Shares, respectively, and the net investment income (loss) ratio would have been (1.00)%, (1.51)% and (0.64)% for Class A, Class C and Select Class Shares, respectively.
(h)	Reflects special dividends paid out during the period by one of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $(0.17), $(0.23) and $(0.10) for Class A, Class C and Select Class Shares, respectively, and the net investment income (loss) ratio would have been (0.94)%, (1.43)% and (0.53)% for Class A, Class C and Select Class Shares, respectively.

SEE NOTES TO FINANCIAL STATEMENTS.

60	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2015

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)(e)

$19.93	(10.89)%	$63,178	1.25%	(0.82)%		1.42%	22%
26.04	13.02	73,175	1.25	(0.82)		1.44	48
25.11	18.56	86,997	1.33	(0.95)		1.38	65
23.10	27.61	77,408	1.44	(0.70	)(g)	1.44	65
18.83	(6.78)	64,997	1.47	(0.72	)(h)	1.48	63
20.20	46.38	159,290	1.42	(0.91)		1.50	79

16.26	(11.09)	40,194	1.75	(1.33)		2.06	22
21.97	12.46	50,162	1.75	(1.32)		2.02	48
21.61	17.93	55,458	1.83	(1.45)		1.88	65
20.25	26.96	54,171	1.94	(1.20	)(g)	1.94	65
16.68	(7.23)	50,144	1.97	(1.21	)(h)	1.98	63
17.98	45.59	64,298	1.98	(1.47)		2.02	79

22.01	(10.78)	301,044	1.00	(0.58)		1.06	22
28.34	13.30	386,459	1.00	(0.57)		1.11	48
27.08	18.87	417,048	1.06	(0.69)		1.13	65
24.70	28.02	387,402	1.09	(0.33	)(g)	1.19	65
20.02	(6.40)	219,805	1.10	(0.32	)(h)	1.22	63
21.39	46.91	150,921	1.08	(0.57)		1.24	79

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2015	J.P. MORGAN SMALL CAP FUNDS	61

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Small Cap Core Fund
Select Class
Six Months Ended December 31, 2015 (Unaudited)	$56.18	$0.08	(f)	$(4.95)	$(4.87)	$(0.37)	$(4.81)	$(5.18)
Year Ended June 30, 2015	58.70	0.37	(f)	3.20	3.57	(0.10)	(5.99)	(6.09)
Year Ended June 30, 2014	48.11	0.15	(g)	13.44	13.59	(0.27)	(2.73)	(3.00)
Year Ended June 30, 2013	37.54	0.37	(h)	10.63	11.00	(0.43)	—	(0.43)
Year Ended June 30, 2012	39.44	0.27	(i)	(1.98)	(1.71)	(0.19)	—	(0.19)
Year Ended June 30, 2011	28.60	0.17		10.80	10.97	(0.13)	—	(0.13)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.
(g)	Reflects special dividends paid out during the period by one of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $0.09 and the net investment income (loss) ratio would have been 0.17% for Select Class Shares.
(h)	Reflects special dividends paid out during the period by one of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $0.19 and the net investment income (loss) ratio would have been 0.44% for Select Class Shares.
(i)	Reflects special dividends paid out during the period by one of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $0.14 and the net investment income (loss) ratio would have been 0.39% for Select Class Shares.

SEE NOTES TO FINANCIAL STATEMENTS.

62	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2015

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)(e)

$46.13	(8.52)%	$197,349	0.80%	0.32%		1.12%	27%
56.18	7.01	815,652	0.80	0.66		1.13	56
58.70	28.95	703,307	0.79	0.28	(g)	1.12	51
48.11	29.50	522,295	0.79	0.84	(h)	1.19	55
37.54	(4.29)	406,590	0.80	0.64	(i)	1.02	45
39.44	38.37	549,530	0.79	0.39		1.09	38

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2015	J.P. MORGAN SMALL CAP FUNDS	63

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Small Cap Equity Fund
Class A
Six Months Ended December 31, 2015 (Unaudited)	$44.68	$0.04	(f)	$(2.90)	$(2.86)	$(0.14)	$(3.07)	$(3.21)
Year Ended June 30, 2015	46.56	0.08	(f)	2.98	3.06	(0.08)	(4.86)	(4.94)
Year Ended June 30, 2014	39.94	0.10	(f)(g)	8.97	9.07	(0.07)	(2.38)	(2.45)
Year Ended June 30, 2013	36.02	0.29	(f)(h)	7.39	7.68	(0.36)	(3.40)	(3.76)
Year Ended June 30, 2012	36.72	0.07	(f)	1.09	1.16	(0.10)	(1.76)	(1.86)
Year Ended June 30, 2011	27.54	0.14	(f)	10.15	10.29	(0.06)	(1.05)	(1.11)

Class C
Six Months Ended December 31, 2015 (Unaudited)	35.32	(0.06	)(f)	(2.28)	(2.34)	—	(3.07)	(3.07)
Year Ended June 30, 2015	37.96	(0.12	)(f)	2.34	2.22	—	(4.86)	(4.86)
Year Ended June 30, 2014	33.06	(0.10	)(f)(g)	7.38	7.28	—	(2.38)	(2.38)
Year Ended June 30, 2013	30.46	0.09	(f)(h)	6.15	6.24	(0.24)	(3.40)	(3.64)
Year Ended June 30, 2012	31.41	(0.08	)(f)	0.89	0.81	—	(1.76)	(1.76)
Year Ended June 30, 2011	23.75	(0.02	)(f)	8.73	8.71	—	(1.05)	(1.05)

Class R2
Six Months Ended December 31, 2015 (Unaudited)	44.04	(0.02	)(f)	(2.85)	(2.87)	—	(3.07)	(3.07)
Year Ended June 30, 2015	45.99	(0.04	)(f)	2.95	2.91	—	(4.86)	(4.86)
Year Ended June 30, 2014	39.52	(0.01	)(f)(g)	8.86	8.85	—	(2.38)	(2.38)
Year Ended June 30, 2013	35.67	0.20	(f)(h)	7.31	7.51	(0.26)	(3.40)	(3.66)
Year Ended June 30, 2012	36.41	(0.01	)(f)	1.07	1.06	(0.04)	(1.76)	(1.80)
Year Ended June 30, 2011	27.33	0.07	(f)	10.06	10.13	—	(1.05)	(1.05)

Class R5
Six Months Ended December 31, 2015 (Unaudited)	50.43	0.16	(f)	(3.27)	(3.11)	(0.30)	(3.07)	(3.37)
Year Ended June 30, 2015	51.88	0.34	(f)	3.37	3.71	(0.30)	(4.86)	(5.16)
Year Ended June 30, 2014	44.21	0.36	(f)(g)	9.96	10.32	(0.27)	(2.38)	(2.65)
Year Ended June 30, 2013	39.47	0.52	(f)(h)	8.16	8.68	(0.54)	(3.40)	(3.94)
Year Ended June 30, 2012	40.04	0.28	(f)	1.19	1.47	(0.28)	(1.76)	(2.04)
Year Ended June 30, 2011	29.92	0.31	(f)	11.06	11.37	(0.20)	(1.05)	(1.25)

Select Class
Six Months Ended December 31, 2015 (Unaudited)	50.31	0.10	(f)	(3.25)	(3.15)	(0.16)	(3.07)	(3.23)
Year Ended June 30, 2015	51.78	0.24	(f)	3.36	3.60	(0.21)	(4.86)	(5.07)
Year Ended June 30, 2014	44.14	0.26	(f)(g)	9.94	10.20	(0.18)	(2.38)	(2.56)
Year Ended June 30, 2013	39.41	0.44	(f)(h)	8.15	8.59	(0.46)	(3.40)	(3.86)
Year Ended June 30, 2012	39.98	0.19	(f)	1.20	1.39	(0.20)	(1.76)	(1.96)
Year Ended June 30, 2011	29.88	0.27	(f)	11.02	11.29	(0.14)	(1.05)	(1.19)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.
(g)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $(0.04), $(0.21), $(0.15), $0.20 and $0.10 for Class A, Class C, Class R2, Class R5 and Select Class Shares, respectively, and the net investment income (loss) ratio would have been (0.09)%, (0.59)%, (0.34)%, 0.41% and 0.21% for Class A, Class C, Class R2, Class R5 and Select Class Shares, respectively.
(h)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $0.05, $(0.11), $(0.04), $0.26 and $0.18 for Class A, Class C, Class R2, Class R5 and Select Class Shares, respectively, and the net investment income (loss) ratio would have been 0.14%, (0.36)%, (0.10)%, 0.62% and 0.44% for Class A, Class C, Class R2, Class R5 and Select Class Shares, respectively.

SEE NOTES TO FINANCIAL STATEMENTS.

64	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2015

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)(e)

$38.61	(6.35)%	$749,505	1.30%	0.19%		1.41%	15%
44.68	7.49	674,619	1.29	0.17		1.39	20
46.56	23.27	738,967	1.29	0.23	(g)	1.37	30
39.94	23.11	696,784	1.29	0.78	(h)	1.39	25
36.02	3.79	618,705	1.30	0.21		1.41	27
36.72	37.77	699,042	1.29	0.43		1.40	39

29.91	(6.56)	32,939	1.80	(0.35)		1.86	15
35.32	6.92	35,783	1.79	(0.33)		1.87	20
37.96	22.67	39,824	1.79	(0.26	)(g)	1.87	30
33.06	22.50	37,039	1.79	0.28	(h)	1.88	25
30.46	3.26	34,994	1.80	(0.29)		1.91	27
31.41	37.13	39,403	1.79	(0.06)		1.90	39

38.10	(6.46)	2,821	1.55	(0.11)		1.75	15
44.04	7.23	3,446	1.54	(0.08)		1.73	20
45.99	22.95	3,883	1.54	(0.02	)(g)	1.62	30
39.52	22.80	4,909	1.54	0.53	(h)	1.64	25
35.67	3.51	5,587	1.55	(0.03)		1.66	27
36.41	37.46	5,109	1.54	0.22		1.65	39

43.95	(6.12)	1,197,204	0.80	0.66		0.86	15
50.43	8.03	1,244,878	0.79	0.68		0.89	20
51.88	23.90	1,177,534	0.79	0.73	(g)	0.92	30
44.21	23.71	814,942	0.79	1.25	(h)	0.94	25
39.47	4.31	696,200	0.79	0.73		0.96	27
40.04	38.46	567,675	0.79	0.85		0.96	39

43.93	(6.21)	940,312	1.00	0.41		1.19	15
50.31	7.81	1,435,112	0.99	0.48		1.14	20
51.78	23.65	1,443,768	0.99	0.53	(g)	1.12	30
44.14	23.48	1,134,887	0.99	1.07	(h)	1.14	25
39.41	4.09	1,076,509	1.00	0.51		1.16	27
39.98	38.21	1,200,332	0.99	0.75		1.15	39

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2015	J.P. MORGAN SMALL CAP FUNDS	65

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net realized gain
Small Cap Growth Fund
Class A
Six Months Ended December 31, 2015 (Unaudited)	$14.50	$(0.05	)(f)(g)	$(1.52)	$(1.57)	$(1.04)
Year Ended June 30, 2015	13.96	(0.11	)(f)(g)	1.77	1.66	(1.12)
Year Ended June 30, 2014	13.00	(0.12	)(f)	2.52	2.40	(1.44)
Year Ended June 30, 2013	11.13	(0.06	)(f)(h)	2.94	2.88	(1.01)
Year Ended June 30, 2012	12.17	(0.05	)(f)(i)	(0.77)	(0.82)	(0.22)
Year Ended June 30, 2011	8.28	(0.08	)(f)	3.97	3.89	—

Class C
Six Months Ended December 31, 2015 (Unaudited)	11.50	(0.07	)(f)(g)	(1.20)	(1.27)	(1.04)
Year Ended June 30, 2015	11.36	(0.14	)(f)(g)	1.40	1.26	(1.12)
Year Ended June 30, 2014	10.87	(0.16	)(f)	2.09	1.93	(1.44)
Year Ended June 30, 2013	9.51	(0.10	)(f)(h)	2.47	2.37	(1.01)
Year Ended June 30, 2012	10.48	(0.09	)(f)(i)	(0.66)	(0.75)	(0.22)
Year Ended June 30, 2011	7.17	(0.12	)(f)	3.43	3.31	—

Class R2
Six Months Ended December 31, 2015 (Unaudited)	14.20	(0.07	)(f)(g)	(1.48)	(1.55)	(1.04)
Year Ended June 30, 2015	13.73	(0.14	)(f)(g)	1.73	1.59	(1.12)
Year Ended June 30, 2014	12.84	(0.16	)(f)	2.49	2.33	(1.44)
Year Ended June 30, 2013	11.03	(0.09	)(f)(h)	2.91	2.82	(1.01)
Year Ended June 30, 2012	12.09	(0.08	)(f)(i)	(0.76)	(0.84)	(0.22)
Year Ended June 30, 2011	8.25	(0.11	)(f)	3.95	3.84	—

Class R6
Six Months Ended December 31, 2015 (Unaudited)	16.01	(0.02	)(f)(g)	(1.67)	(1.69)	(1.04)
Year Ended June 30, 2015	15.23	(0.05	)(f)(g)	1.95	1.90	(1.12)
Year Ended June 30, 2014	14.00	(0.06	)(f)	2.73	2.67	(1.44)
Year Ended June 30, 2013	11.85	—	(f)(h)(j)	3.16	3.16	(1.01)
Year Ended June 30, 2012	12.88	—	(f)(i)(j)	(0.81)	(0.81)	(0.22)
November 30, 2010 (l) through June 30, 2011	11.02	(0.02	)(f)	1.88	1.86	—

Institutional Class
Six Months Ended December 31, 2015 (Unaudited)	15.93	(0.03	)(f)(g)	(1.66)	(1.69)	(1.04)
Year Ended June 30, 2015	15.17	(0.06	)(f)(g)	1.94	1.88	(1.12)
Year Ended June 30, 2014	13.96	(0.07	)(f)	2.72	2.65	(1.44)
Year Ended June 30, 2013	11.84	(0.01	)(f)(h)	3.14	3.13	(1.01)
Year Ended June 30, 2012	12.87	(0.01	)(f)(i)	(0.80)	(0.81)	(0.22)
Year Ended June 30, 2011	8.73	(0.04	)(f)	4.18	4.14	—

Select Class
Six Months Ended December 31, 2015 (Unaudited)	15.61	(0.04	)(f)(g)	(1.63)	(1.67)	(1.04)
Year Ended June 30, 2015	14.91	(0.08	)(f)(g)	1.90	1.82	(1.12)
Year Ended June 30, 2014	13.77	(0.09	)(f)	2.67	2.58	(1.44)
Year Ended June 30, 2013	11.70	(0.03	)(f)(h)	3.11	3.08	(1.01)
Year Ended June 30, 2012	12.74	(0.02	)(f)(i)	(0.80)	(0.82)	(0.22)
Year Ended June 30, 2011	8.65	(0.05	)(f)	4.14	4.09	—

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.
(g)	Net investment income (loss) may appear disproportionate among classes due to the timing of recognition of income and changes in the relative size of the classes.
(h)	Reflects special dividends paid out during the period by one of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $(0.09), $(0.13), $(0.12), $(0.04), $(0.05) and $(0.07) for Class A, Class C, Class R2, Class R6, Institutional Class and Select Class Shares, respectively, and the net investment income (loss) ratio would have been (0.80)%, (1.30)%, (1.04)%, (0.29)%, (0.40)% and (0.54)% for Class A, Class C, Class R2, Class R6, Institutional Class and Select Class Shares, respectively.
(i)	Reflects special dividends paid out during the period by one of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $(0.07), $(0.11), $(0.10), $(0.02), $(0.27) and $(0.40) for Class A, Class C, Class R2, Class R6, Institutional Class and Select Class Shares, respectively, and the net investment income (loss) ratio would have been (0.68)%, (1.18)%, (0.92)%, (0.19)%, (0.03)% and (0.05)% for Class A, Class C, Class R2, Class R6, Institutional Class and Select Class Shares, respectively.
(j)	Amount rounds to less than $0.01.
(k)	Amount rounds to less than 0.01%.
(l)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

66	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2015

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)(e)

$11.89	(10.72)%	$223,277	1.25%	(0.82	)%(g)	1.47%	24%
14.50	13.04	266,805	1.25	(0.82	)(g)	1.42	50
13.96	18.94	282,408	1.25	(0.86)		1.37	58
13.00	27.94	249,986	1.24	(0.50	)(h)	1.42	60
11.13	(6.59)	219,946	1.25	(0.46	)(i)	1.44	58
12.17	46.98	271,606	1.24	(0.72)		1.39	79

9.19	(10.91)	21,598	1.75	(1.32	)(g)	1.88	24
11.50	12.47	26,297	1.75	(1.32	)(g)	1.87	50
11.36	18.29	28,035	1.75	(1.36)		1.87	58
10.87	27.30	25,415	1.74	(1.00	)(h)	1.92	60
9.51	(6.99)	23,689	1.75	(0.97	)(i)	1.94	58
10.48	46.16	31,665	1.78	(1.26)		1.89	79

11.61	(10.80)	23,575	1.50	(1.07	)(g)	1.82	24
14.20	12.74	28,364	1.50	(1.07	)(g)	1.72	50
13.73	18.62	31,119	1.50	(1.11)		1.62	58
12.84	27.64	26,561	1.49	(0.75	)(h)	1.67	60
11.03	(6.80)	22,514	1.50	(0.71	)(i)	1.69	58
12.09	46.55	16,109	1.50	(0.98)		1.64	79

13.28	(10.46)	461,756	0.75	(0.31	)(g)	0.76	24
16.01	13.55	486,724	0.75	(0.31	)(g)	0.79	50
15.23	19.55	355,032	0.75	(0.36)		0.87	58
14.00	28.63	248,415	0.75	0.00	(h)(k)	0.92	60
11.85	(6.14)	200,960	0.75	0.02	(i)	0.94	58
12.88	16.88	83,457	0.74	(0.24)		0.88	79

13.20	(10.51)	284,286	0.85	(0.41	)(g)	0.95	24
15.93	13.47	279,248	0.85	(0.42	)(g)	0.95	50
15.17	19.46	302,087	0.85	(0.46)		0.97	58
13.96	28.39	230,458	0.85	(0.11	)(h)	1.02	60
11.84	(6.15)	226,834	0.85	(0.06	)(i)	1.04	58
12.87	47.42	207,977	0.85	(0.32)		1.00	79

12.90	(10.60)	118,289	1.00	(0.57	)(g)	1.18	24
15.61	13.29	157,631	1.00	(0.57	)(g)	1.16	50
14.91	19.20	156,585	1.00	(0.62)		1.12	58
13.77	28.30	148,078	1.00	(0.25	)(h)	1.17	60
11.70	(6.29)	123,887	1.00	(0.21	)(i)	1.19	58
12.74	47.28	128,617	0.99	(0.47)		1.14	79

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2015	J.P. MORGAN SMALL CAP FUNDS	67

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Small Cap Value Fund
Class A
Six Months Ended December 31, 2015 (Unaudited)	$26.65	$0.09	(f)	$(2.31)	$(2.22)	$(0.12)	$(1.09)	$(1.21)
Year Ended June 30, 2015	27.98	0.22	(f)	(0.01)	0.21	(0.20)	(1.34)	(1.54)
Year Ended June 30, 2014	23.77	0.12	(f)(g)	4.87	4.99	(0.11)	(0.67)	(0.78)
Year Ended June 30, 2013	18.75	0.21	(f)(h)	5.04	5.25	(0.23)	—	(0.23)
Year Ended June 30, 2012	18.99	0.14	(f)	(0.22)	(0.08)	(0.16)	—	(0.16)
Year Ended June 30, 2011	14.53	0.12	(f)	4.46	4.58	(0.12)	—	(0.12)

Class C
Six Months Ended December 31, 2015 (Unaudited)	22.77	0.01	(f)	(1.97)	(1.96)	(0.06)	(1.09)	(1.15)
Year Ended June 30, 2015	24.19	0.05	(f)	(0.02)	0.03	(0.11)	(1.34)	(1.45)
Year Ended June 30, 2014	20.73	(0.03	)(f)(g)	4.22	4.19	(0.06)	(0.67)	(0.73)
Year Ended June 30, 2013	16.40	0.06	(f)(h)	4.41	4.47	(0.14)	—	(0.14)
Year Ended June 30, 2012	16.64	0.03	(f)	(0.19)	(0.16)	(0.08)	—	(0.08)
Year Ended June 30, 2011	12.78	0.01	(f)	3.92	3.93	(0.07)	—	(0.07)

Class R2
Six Months Ended December 31, 2015 (Unaudited)	26.49	0.06	(f)	(2.30)	(2.24)	(0.09)	(1.09)	(1.18)
Year Ended June 30, 2015	27.83	0.16	(f)	(0.02)	0.14	(0.14)	(1.34)	(1.48)
Year Ended June 30, 2014	23.67	0.07	(f)(g)	4.83	4.90	(0.07)	(0.67)	(0.74)
Year Ended June 30, 2013	18.68	0.15	(f)(h)	5.03	5.18	(0.19)	—	(0.19)
Year Ended June 30, 2012	18.93	0.10	(f)	(0.23)	(0.13)	(0.12)	—	(0.12)
Year Ended June 30, 2011	14.51	0.08	(f)	4.45	4.53	(0.11)	—	(0.11)

Class R5
Six Months Ended December 31, 2015 (Unaudited)	28.01	0.14	(f)	(2.44)	(2.30)	(0.16)	(1.09)	(1.25)
Year Ended June 30, 2015	29.31	0.34	(f)	(0.02)	0.32	(0.28)	(1.34)	(1.62)
Year Ended June 30, 2014	24.85	0.23	(f)(g)	5.09	5.32	(0.19)	(0.67)	(0.86)
Year Ended June 30, 2013	19.58	0.29	(f)(h)	5.27	5.56	(0.29)	—	(0.29)
Year Ended June 30, 2012	19.82	0.20	(f)	(0.22)	(0.02)	(0.22)	—	(0.22)
Year Ended June 30, 2011	15.15	0.18	(f)	4.66	4.84	(0.17)	—	(0.17)

Class R6
Six Months Ended December 31, 2015 (Unaudited)	28.03	0.17	(f)	(2.45)	(2.28)	(0.18)	(1.09)	(1.27)
Year Ended June 30, 2015	29.33	0.37	(f)	(0.02)	0.35	(0.31)	(1.34)	(1.65)
Year Ended June 30, 2014	24.87	0.24	(f)(g)	5.09	5.33	(0.20)	(0.67)	(0.87)
Year Ended June 30, 2013	19.59	0.29	(f)(h)	5.29	5.58	(0.30)	—	(0.30)
Year Ended June 30, 2012	19.83	0.22	(f)	(0.23)	(0.01)	(0.23)	—	(0.23)
Year Ended June 30, 2011	15.15	0.20	(f)	4.65	4.85	(0.17)	—	(0.17)

Select Class
Six Months Ended December 31, 2015 (Unaudited)	28.00	0.12	(f)	(2.42)	(2.30)	(0.15)	(1.09)	(1.24)
Year Ended June 30, 2015	29.31	0.31	(f)	(0.02)	0.29	(0.26)	(1.34)	(1.60)
Year Ended June 30, 2014	24.86	0.20	(f)(g)	5.09	5.29	(0.17)	(0.67)	(0.84)
Year Ended June 30, 2013	19.58	0.26	(f)(h)	5.29	5.55	(0.27)	—	(0.27)
Year Ended June 30, 2012	19.82	0.19	(f)	(0.23)	(0.04)	(0.20)	—	(0.20)
Year Ended June 30, 2011	15.15	0.17	(f)	4.65	4.82	(0.15)	—	(0.15)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.
(g)	Reflects special dividends paid out during the period by one of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $0.11, $(0.05), $0.05, $0.22, $0.23 and $0.18 for Class A, Class C, Class R2, Class R5, Class R6 and Select Class Shares, respectively, and the net investment income (loss) ratio would have been 0.41%, (0.20)%, 0.20%, 0.79%, 0.82% and 0.66% for Class A, Class C, Class R2, Class R5, Class R6 and Select Class Shares, respectively.
(h)	Reflects special dividends paid out during the period by one of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $0.12, $(0.01), $0.06, $0.19, $0.20 and $0.17 for Class A, Class C, Class R2, Class R5, Class R6 and Select Class Shares, respectively, and the net investment income (loss) ratio would have been 0.57%, (0.08)%, 0.27%, 0.86%, 0.89% and 0.77% for Class A, Class C, Class R2, Class R5, Class R6 and Select Class Shares, respectively.

SEE NOTES TO FINANCIAL STATEMENTS.

68	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2015

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)(e)

$23.22	(8.26)%	$536,711	1.25%	0.71%		1.51%	17%
26.65	1.04	618,977	1.24	0.84		1.44	38
27.98	21.24	516,950	1.24	0.46	(g)	1.40	40
23.77	28.08	332,177	1.24	0.98	(h)	1.39	38
18.75	(0.36)	184,920	1.25	0.79		1.41	38
18.99	31.56	202,094	1.25	0.68		1.43	43

19.66	(8.51)	42,417	1.86	0.10		1.94	17
22.77	0.42	49,815	1.85	0.23		1.89	38
24.19	20.45	52,909	1.84	(0.15	)(g)	1.89	40
20.73	27.35	41,108	1.85	0.34	(h)	1.89	38
16.40	(0.96)	28,834	1.86	0.18		1.91	38
16.64	30.72	31,602	1.85	0.07		1.93	43

23.07	(8.38)	45,425	1.50	0.47		1.86	17
26.49	0.77	48,675	1.49	0.59		1.76	38
27.83	20.95	47,939	1.49	0.25	(g)	1.66	40
23.67	27.79	15,500	1.49	0.69	(h)	1.64	38
18.68	(0.64)	6,758	1.50	0.55		1.66	38
18.93	31.22	6,082	1.49	0.45		1.64	43

24.46	(8.13)	93,433	0.91	1.07		0.91	17
28.01	1.39	103,149	0.91	1.19		0.93	38
29.31	21.67	79,792	0.90	0.85	(g)	0.95	40
24.85	28.53	32,304	0.90	1.28	(h)	0.94	38
19.58	(0.03)	15,668	0.91	1.09		0.95	38
19.82	31.95	31,899	0.90	1.03		1.00	43

24.48	(8.06)	785,091	0.76	1.30		0.77	17
28.03	1.49	554,522	0.79	1.32		0.81	38
29.33	21.71	453,645	0.85	0.87	(g)	0.90	40
24.87	28.62	207,613	0.85	1.32	(h)	0.89	38
19.59	0.02	180,853	0.86	1.21		0.91	38
19.83	32.06	103,457	0.85	1.06		0.89	43

24.46	(8.16)	272,661	1.00	0.87		1.14	17
28.00	1.27	495,605	0.99	1.10		1.14	38
29.31	21.52	404,848	0.99	0.71	(g)	1.15	40
24.86	28.47	266,018	0.99	1.19	(h)	1.14	38
19.58	(0.11)	196,102	1.00	1.04		1.16	38
19.82	31.86	190,632	0.99	0.92		1.18	43

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2015	J.P. MORGAN SMALL CAP FUNDS	69

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations					Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments		Total from investment operations	Net investment income	Net realized gain	Total distributions
U.S. Small Company Fund
Class A
Six Months Ended December 31, 2015 (Unaudited)	$16.96	$0.01	(f)	$(1.31)		$(1.30)	$(0.02)	$(0.67)	$(0.69)
Year Ended June 30, 2015	16.25	0.03	(f)	1.22		1.25	—	(0.54)	(0.54)
Year Ended June 30, 2014	13.17	(0.01	)(f)(g)	3.39		3.38	(0.01)	(0.29)	(0.30)
Year Ended June 30, 2013	10.31	0.04	(f)(h)	2.89		2.93	(0.07)	—	(0.07)
Year Ended June 30, 2012	10.62	0.02	(f)	(0.33	)(i)	(0.31)	—	—	—
Year Ended June 30, 2011	7.79	—	(f)(j)	2.86		2.86	(0.03)	—	(0.03)

Class C
Six Months Ended December 31, 2015 (Unaudited)	16.46	(0.03	)(f)	(1.27)		(1.30)	—	(0.67)	(0.67)
Year Ended June 30, 2015	15.86	(0.05	)(f)	1.19		1.14	—	(0.54)	(0.54)
Year Ended June 30, 2014	12.91	(0.08	)(f)(g)	3.32		3.24	—	(0.29)	(0.29)
Year Ended June 30, 2013	10.14	(0.02	)(f)(h)	2.83		2.81	(0.04)	—	(0.04)
Year Ended June 30, 2012	10.50	(0.02	)(f)	(0.34	)(i)	(0.36)	—	—	—
Year Ended June 30, 2011	7.71	(0.05	)(f)	2.84		2.79	—	—	—

Class R2
Six Months Ended December 31, 2015 (Unaudited)	16.77	(0.01	)(f)	(1.29)		(1.30)	(0.02)	(0.67)	(0.69)
Year Ended June 30, 2015	16.12	(0.01	)(f)	1.20		1.19	—	(0.54)	(0.54)
Year Ended June 30, 2014	13.09	(0.05	)(f)(g)	3.38		3.33	(0.01)	(0.29)	(0.30)
Year Ended June 30, 2013	10.25	(0.02	)(f)(h)	2.90		2.88	(0.04)	—	(0.04)
November 1, 2011 (k) through June 30, 2012	9.02	—	(f)(j)	1.27	(i)	1.27	(0.04)	—	(0.04)

Class R6
Six Months Ended December 31, 2015 (Unaudited)	17.29	0.05	(f)	(1.34)		(1.29)	(0.10)	(0.67)	(0.77)
Year Ended June 30, 2015	16.52	0.12	(f)	1.24		1.36	(0.05)	(0.54)	(0.59)
Year Ended June 30, 2014	13.35	0.06	(f)(g)	3.46		3.52	(0.06)	(0.29)	(0.35)
Year Ended June 30, 2013	10.43	0.11	(f)(h)	2.91		3.02	(0.10)	—	(0.10)
November 1, 2011 (k) through June 30, 2012	9.13	0.05	(f)	1.29	(i)	1.34	(0.04)	—	(0.04)

Institutional Class
Six Months Ended December 31, 2015 (Unaudited)	17.28	0.04	(f)	(1.34)		(1.30)	(0.08)	(0.67)	(0.75)
Year Ended June 30, 2015	16.51	0.11	(f)	1.24		1.35	(0.04)	(0.54)	(0.58)
Year Ended June 30, 2014	13.35	0.06	(f)(g)	3.44		3.50	(0.05)	(0.29)	(0.34)
Year Ended June 30, 2013	10.43	0.10	(f)(h)	2.92		3.02	(0.10)	—	(0.10)
Year Ended June 30, 2012	10.75	0.06	(f)	(0.34	)(i)	(0.28)	(0.04)	—	(0.04)
Year Ended June 30, 2011	7.84	0.04	(f)	2.90		2.94	(0.03)	—	(0.03)

Select Class
Six Months Ended December 31, 2015 (Unaudited)	17.29	0.03	(f)	(1.34)		(1.31)	(0.06)	(0.67)	(0.73)
Year Ended June 30, 2015	16.53	0.08	(f)	1.24		1.32	(0.02)	(0.54)	(0.56)
Year Ended June 30, 2014	13.37	0.03	(f)(g)	3.45		3.48	(0.03)	(0.29)	(0.32)
Year Ended June 30, 2013	10.45	0.08	(f)(h)	2.92		3.00	(0.08)	—	(0.08)
Year Ended June 30, 2012	10.76	0.05	(f)	(0.33	)(i)	(0.28)	(0.03)	—	(0.03)
Year Ended June 30, 2011	7.86	0.03	(f)	2.89		2.92	(0.02)	—	(0.02)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.
(g)	Reflects special dividends paid out during the period by one of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $(0.02), $(0.09), $(0.05), $0.06, $0.05 and $0.02 for Class A, Class C, Class R2, Class R6, Institutional Class and Select Class Shares, respectively, and the net investment income (loss) ratio would have been (0.12)%, (0.61)%, (0.36)%, 0.38%, 0.34% and 0.13% for Class A, Class C, Class R2, Class R6, Institutional Class and Select Class Shares, respectively.
(h)	Reflects special dividends paid out during the period by one of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $(0.01), $(0.07), $(0.07), $0.07, $0.05 and $0.03 for Class A, Class C, Class R2, Class R6, Institutional Class and Select Class Shares, respectively, and the net investment income (loss) ratio would have been (0.08)%, (0.57)%, (0.58)%, 0.56%, 0.41% and 0.25% for Class A, Class C, Class R2, Class R6, Institutional Class and Select Class Shares, respectively.
(i)	An affiliate of JPMorgan made a payment to the Fund for losses incurred from an operational error. Without this payment, the net realized and unrealized gains (losses) on investments per share would have been $(0.34), $(0.35), $1.28 and $(0.34) for Class A, Class C, Class R6 and Select Class Shares, respectively, and the total return would have been (3.01)%, (3.52)%, 14.66% and (2.70)% for Class A, Class C, Class R6 and Select Class Shares, respectively. The impact was less than $0.01 to the net realized and unrealized gains (losses) on investments per share and less than 0.01% to total return for Class R2 and Institutional Class Shares.
(j)	Amount rounds to less than $0.01.
(k)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

70	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2015

	Ratios/Supplemental data
				Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)		Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)(e)

$14.97	(7.60)%		$238,439	1.26%	0.08%		1.40%	22%
16.96	7.98		240,064	1.25	0.21		1.40	56
16.25	25.86		126,858	1.25	(0.08	)(g)	1.34	51
13.17	28.54		49,607	1.25	0.31	(h)	1.43	54
10.31	(2.92	)(i)	8,411	1.26	0.17		1.59	74
10.62	36.78		12,271	1.25	0.02		1.50	48

14.49	(7.86)		45,645	1.76	(0.41)		1.87	22
16.46	7.47		45,202	1.75	(0.28)		1.88	56
15.86	25.27		22,539	1.75	(0.57	)(g)	1.84	51
12.91	27.83		6,972	1.75	(0.18	)(h)	1.93	54
10.14	(3.43	)(i)	1,247	1.76	(0.26)		2.10	74
10.50	36.19		1,173	1.75	(0.50)		2.02	48

14.78	(7.72)		28,664	1.51	(0.12)		1.63	22
16.77	7.66		17,846	1.50	(0.04)		1.66	56
16.12	25.66		9,785	1.50	(0.32	)(g)	1.59	51
13.09	28.19		1,744	1.50	(0.20	)(h)	1.65	54
10.25	14.17	(i)	57	1.51	0.02		1.91	74

15.23	(7.43)		98,172	0.72	0.63		0.73	22
17.29	8.54		69,755	0.73	0.73		0.76	56
16.52	26.54		45,604	0.75	0.42	(g)	0.84	51
13.35	29.17		17,232	0.75	0.95	(h)	0.97	54
10.43	14.77	(i)	12,959	0.75	0.70		1.08	74

15.23	(7.45)		416,669	0.83	0.54		0.89	22
17.28	8.49		352,036	0.82	0.64		0.94	56
16.51	26.42		216,698	0.82	0.39	(g)	0.94	51
13.35	29.08		30,226	0.82	0.79	(h)	1.05	54
10.43	(2.59	)(i)	9,350	0.83	0.62		1.19	74
10.75	37.58		20,763	0.82	0.42		1.13	48

15.25	(7.54)		273,596	1.01	0.34		1.10	22
17.29	8.25		246,645	1.00	0.45		1.11	56
16.53	26.21		160,279	1.00	0.17	(g)	1.09	51
13.37	28.81		66,928	1.00	0.64	(h)	1.21	54
10.45	(2.60	)(i)	37,935	1.01	0.49		1.35	74
10.76	37.14		34,944	1.00	0.27		1.29	48

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2015	J.P. MORGAN SMALL CAP FUNDS	71

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2015 (Unaudited)

1. Organization

JPMorgan Trust I (“JPM I”) and JPMorgan Trust II (“JPM II”) (collectively, the “Trusts”) were formed on November 12, 2004, as Delaware statutory trusts, pursuant to Declarations of Trust dated November 5, 2004 and are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-end management investment companies.

The following are 6 separate funds of the Trusts (collectively, the “Funds”) covered by this report:

	Classes Offered	Trust	Diversified/Non-Diversified
Dynamic Small Cap Growth Fund	Class A, Class C and Select Class	JPM I	Diversified
Small Cap Core Fund	Select Class	JPM I	Diversified
Small Cap Equity Fund	Class A, Class C, Class R2, Class R5 and Select Class	JPM I	Diversified
Small Cap Growth Fund	Class A, Class C, Class R2, Class R6, Institutional Class and Select Class	JPM II	Diversified
Small Cap Value Fund	Class A, Class C, Class R2, Class R5, Class R6 and Select Class	JPM II	Diversified
U.S. Small Company Fund	Class A, Class C, Class R2, Class R6, Institutional Class and Select Class	JPM I	Diversified

The investment objectives of Dynamic Small Cap Growth Fund, Small Cap Core Fund and Small Cap Equity Fund are to seek capital growth over the long term.

The investment objective of Small Cap Growth Fund is to seek long-term capital growth primarily by investing in a portfolio of equity securities of small-capitalization and emerging growth companies.

The investment objective of Small Cap Value Fund is to seek long-term capital growth primarily by investing in equity securities of small-capitalization companies.

The investment objective of U.S. Small Company Fund is to seek to provide high total return from a portfolio of small company stocks.

All share classes of the Dynamic Small Cap Growth Fund and Small Cap Growth Fund are publicly offered only on a limited basis. Investors are not eligible to purchase shares of the Funds unless they meet certain requirements as described in the Funds’ prospectuses.

Prior to November 16, 2015, Small Cap Equity Fund was publicly offered only on a limited basis.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to Class R2, Class R5, Class R6, Institutional Class and Select Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different transfer agency, sub-transfer agency, distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectus.

On June 19, 2015, all remaining Class B Shares converted to Class A Shares of the same Fund. Prior to June 19, 2015, Class B Shares automatically converted to Class A Shares after eight years and provided for a CDSC.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The Funds are investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — The valuation of investments is in accordance with GAAP and the Funds’ valuation policies set forth by and under the supervision and responsibility of the Board of Trustees (the “Board”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at such unadjusted quoted prices and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.

JPMorgan Funds Management, Inc. (the “Administrator”) has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Board with the oversight and monitoring of the valuation of the Funds’ investments. The Administrator implements the valuation policies of the Funds’ investments, as directed by the Board. The AVC oversees and carries out the policies for the valuation of investments held in the Funds. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight, including but not limited to consideration of macro or security specific events, market events and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis with the AVC and the Board.

A market-based approach is primarily used to value the Funds’ investments. Investments for which market quotations are not readily available are fair valued by approved affiliated and unaffiliated pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”) or may be internally fair valued using methods set forth by the valuation policies approved by the Board. This may include related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may be used in which the anticipated future cash flows of the investment are discounted to calculate the fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be

72	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2015

based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used, had a ready market for the investments existed, and such differences could be material.

Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset values (“NAV”) of the Funds are calculated on a valuation date. Investments in open-end investment companies (the “Underlying Funds”) are valued at each Underlying Fund’s NAV per share as of the report date.

Futures are generally valued on the basis of available market quotations.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the valuation of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•

Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Funds’ assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

The following tables represent each valuation input as presented on the Schedules of Portfolio Investments (“SOIs”) (amounts in thousands):

Dynamic Small Cap Growth Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$394,017	$—	$—	$394,017

Small Cap Core Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Investments in Securities
Common Stocks
Consumer Discretionary	$21,222	$—	$—		$21,222
Consumer Staples	5,015	—	—		5,015
Energy	6,093	—	—		6,093
Financials	46,462	—	—		46,462
Health Care	32,146	—	—		32,146
Industrials	31,187	—	—		31,187
Information Technology	35,503	—	—		35,503
Materials	6,572	—	—		6,572
Telecommunication Services	2,277	—	—		2,277
Utilities	6,972	—	—		6,972

Total Common Stocks	193,449	—	—		193,449

Warrant
Financials	—	—	—	(b)	—	(b)
Short-Term Investment
Investment Company	5,084	—	—		5,084

Total Investments in Securities	$198,533	$—	$—	(b)	$198,533

Appreciation in Other Financial Instruments
Futures Contracts	$31	$—	$—		$31

DECEMBER 31, 2015	J.P. MORGAN SMALL CAP FUNDS	73

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2015 (Unaudited) (continued)

Small Cap Equity Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Total Investments in Securities (a)	$2,957,751	$—	$—		$2,957,751

Small Cap Growth Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Total Investments in Securities (a)	$1,115,114	$—	$—		$1,115,114

Small Cap Value Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Investments in Securities
Common Stocks
Consumer Discretionary	$148,327	$—	$—		$148,327
Consumer Staples	42,892	—	—		42,892
Energy	69,395	—	—		69,395
Financials	727,066	—	—		727,066
Health Care	91,768	—	—		91,768
Industrials	231,665	—	—		231,665
Information Technology	219,978	—	—		219,978
Materials	52,760	—	—		52,760
Telecommunication Services	11,218	—	—		11,218
Utilities	126,883	—	—		126,883

Total Common Stocks	1,721,952	—	—		1,721,952

Warrant
Financials	—	—	—	(b)	—	(b)
Short-Term Investment
Investment Company	64,608	—	—		64,608

Total Investments in Securities	$1,786,560	$—	$—	(b)	$1,786,560

Appreciation in Other Financial Instruments
Futures Contracts	$780	$—	$—		$780

U.S. Small Company Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Investments in Securities
Common Stocks
Consumer Discretionary	$141,943	$—	$—		$141,943
Consumer Staples	30,174	—	—		30,174
Energy	31,517	—	—		31,517
Financials	254,147	—	—		254,147
Health Care	186,267	—	—	(c)	186,267
Industrials	135,525	—	—		135,525
Information Technology	206,788	—	—		206,788
Materials	26,136	—	—		26,136
Telecommunication Services	9,098	—	—		9,098
Utilities	41,174	—	—		41,174

Total Common Stocks	1,062,769	—	—	(c)	1,062,769

74	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2015

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Warrant
Financials	$—	$—	—	(b)	—	(b)
Short-Term Investment
Investment Company	41,836	—	—		41,836

Total Investments in Securities	$1,104,605	$—	$–	(c)	$1,104,605

Appreciation in Other Financial Instruments
Futures Contracts	$444	$—	$—		$444

(a)	All portfolio holdings designated as Level 1 are disclosed individually on the SOIs. Please refer to the SOIs for industry specifics of portfolio holdings.
(b)	Value is zero.
(c)	Amount rounds to less than $1,000.

There were no transfers among any levels during the six months ended December 31, 2015 for Dynamic Small Cap Growth Fund, Small Cap Equity Fund, Small Cap Growth Fund and Small Cap Value Fund.

There were no significant transfers between levels 1 and 2 during the six months ended December 31, 2015 for Small Cap Core Fund and U.S. Small Company Fund.

B. Futures Contracts — Small Cap Core Fund, Small Cap Value Fund and U.S. Small Company Fund used index futures contracts to gain or reduce exposure to the stock market, maintain liquidity or minimize transaction costs. The Funds also bought futures contracts to invest incoming cash in the market or sold futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Funds are required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Funds periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as change in net unrealized appreciation/ depreciation on the Statements of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported on the Statements of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated on the SOIs and cash deposited is recorded on the Statements of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statements of Assets and Liabilities.

The use of futures contracts exposes the Funds to equity price risk. The Funds may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Funds to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Funds to unlimited risk of loss. The Funds may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Funds’ credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.

The table below discloses the volume of the Funds’ futures contracts activity during the six months ended December 31, 2015 (amounts in thousands):

	Small Cap Core Fund	Small Cap Value Fund	U.S. Small Company Fund
Futures Contracts:
Average Notional Balance Long	$17,622	$63,681	$30,809
Ending Notional Balance Long	4,979	60,988	38,471

The Funds’ futures contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).

C. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income net of foreign taxes withheld, if any, is recorded on the ex-dividend date or when a Fund first learns of the dividend.

To the extent such information is publicly available, the Funds record distributions received in excess of income earned from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual

DECEMBER 31, 2015	J.P. MORGAN SMALL CAP FUNDS	75

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2015 (Unaudited) (continued)

amounts of income, realized gain and return of capital may differ from the estimated amounts. The Funds adjust the estimated amounts of the components of distributions (and consequently their net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

D. Allocation of Income and Expenses — Expenses directly attributable to a fund are charged directly to that fund, while the expenses attributable to more than one fund of the Trusts are allocated among the respective funds. In calculating the NAV of each class, investment income, realized and unrealized gains and losses and expenses, other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

Transfer agent fees and sub-transfer agent fees are class-specific expenses. The amount of the transfer agent fees and sub-transfer agent fees charged to each class of the Funds for the six months ended December 31, 2015 are as follows (amounts in thousands):

	Class A	Class C	Class R2		Class R5	Class R6	Institutional Class	Select Class	Total
Dynamic Small Cap Growth Fund
Transfer agent fees	$11	$1	n/a		n/a	n/a	n/a	$3	$15
Sub-transfer agent fees	35	58	n/a		n/a	n/a	n/a	36	129
Small Cap Core Fund
Transfer agent fees	n/a	n/a	n/a		n/a	n/a	n/a	6	6
Sub-transfer agent fees	n/a	n/a	n/a		n/a	n/a	n/a	396	396
Small Cap Equity Fund
Transfer agent fees	24	1	$—	(a)	$6	n/a	n/a	12	43
Sub-transfer agent fees	439	15	3		296	n/a	n/a	1,116	1,869
Small Cap Growth Fund
Transfer agent fees	26	2	1		n/a	$2	$3	4	38
Sub-transfer agent fees	227	12	38		n/a	—	121	104	502
Small Cap Value Fund
Transfer agent fees	158	3	15		3	7	5	n/a	191
Sub-transfer agent fees	511	35	64		46	—	243	n/a	899
U.S. Small Company Fund
Transfer agent fees	11	3	3		n/a	2	4	6	29
Sub-transfer agent fees	190	31	17		n/a	—	124	153	515

(a)	Amount rounds to less than $1,000.

E. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Funds’ tax positions for all open tax years and has determined that as of December 31, 2015, no liability for income tax is required in the Funds’ financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each of the Funds’ Federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

F. Distributions to Shareholders — Distributions from net investment income are generally declared and paid at least annually, except for Small Cap Value Fund, which are generally declared and paid quarterly. Distributions are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreements, J.P. Morgan Investment Management Inc. (the “Adviser”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), supervises the investments of each Fund and for such services is paid a fee. The fee is accrued daily and paid monthly based on each Fund’s respective average daily net assets. The annual rate for each Fund is as follows:

Dynamic Small Cap Growth Fund	0.65%
Small Cap Core Fund	0.65
Small Cap Equity Fund	0.65
Small Cap Growth Fund	0.65
Small Cap Value Fund	0.65
U.S. Small Company Fund	0.60

The Adviser waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

76	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2015

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator, an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex covered by the Administration Agreement (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the six months ended December 31, 2015, the effective annualized rate was 0.08% of each Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

The Administrator waived Administration fees as outlined in Note 3.F.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Funds’ sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trusts’ exclusive underwriter and promotes and arranges for the sale of each Fund’s shares.

The Board has adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class C and Class R2 Shares of the Funds, as applicable, in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to the Distributor, at annual rates of the average daily net assets as shown in the table below:

	Class A	Class C	Class R2
Dynamic Small Cap Growth Fund	0.25%	0.75%	n/a
Small Cap Equity Fund	0.25	0.75	0.50%
Small Cap Growth Fund	0.25	0.75	0.50
Small Cap Value Fund	0.25	0.75	0.50
U.S. Small Company Fund	0.25	0.75	0.50

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the six months ended December 31, 2015, the Distributor retained the following (amounts in thousands):

	Front-End Sales Charge	CDSC
Dynamic Small Cap Growth Fund	$1	$—
Small Cap Equity Fund	8	—	(a)
Small Cap Growth Fund	4	—
Small Cap Value Fund	10	—
U.S. Small Company Fund	12	—	(a)

(a)	Amount rounds to less than $1,000.

D. Shareholder Servicing Fees — The Trusts, on behalf of the Funds, have entered into Shareholder Servicing Agreements with the Distributor under which the Distributor provides certain support services to the shareholders. The Class R6 Shares do not participate in the Shareholder Servicing Agreement. For performing these services, the Distributor receives a fee that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class A	Class C	Class R2	Class R5	Institutional Class	Select Class
Dynamic Small Cap Growth Fund	0.25%	0.25%	n/a	n/a	n/a	0.25%
Small Cap Core Fund	n/a	n/a	n/a	n/a	n/a	0.25
Small Cap Equity Fund	0.25	0.25	0.25%	0.05%	n/a	0.25
Small Cap Growth Fund	0.25	0.25	0.25	n/a	0.10%	0.25
Small Cap Value Fund	0.25	0.25	0.25	0.05	n/a	0.25
U.S. Small Company Fund	0.25	0.25	0.25	n/a	0.10	0.25

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Funds. For these services, the Funds pay JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees on the Statements of Operations. Payments to the custodian may be reduced by credits earned by each Fund, based on uninvested cash balances held by the custodian. Such earnings credits, if any, are presented separately on the Statements of Operations.

DECEMBER 31, 2015	J.P. MORGAN SMALL CAP FUNDS	77

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2015 (Unaudited) (continued)

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Statements of Operations.

F. Waivers and Reimbursements — The Adviser, Administrator and/or Distributor have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation and extraordinary expenses) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A	Class C	Class R2	Class R5	Class R6	Institutional Class	Select Class
Dynamic Small Cap Growth Fund	1.25%	1.75%	n/a	n/a	n/a	n/a	1.00%
Small Cap Core Fund	n/a	n/a	n/a	n/a	n/a	n/a	0.80
Small Cap Equity Fund	1.30	1.80	1.55%	0.80%	n/a	n/a	1.00
Small Cap Growth Fund	1.25	1.75	1.50	n/a	0.75%	0.85%	1.00
Small Cap Value Fund	1.25	1.86	1.50	0.91	0.86	n/a	1.00
U.S. Small Company Fund	1.26	1.76	1.51	n/a	0.76	0.83	1.01

The expense limitation agreements were in effect for the six months ended December 31, 2015 and are in place until at least October 31, 2016.

For the six months ended December 31, 2015, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expect the Funds to repay any such waived fees and reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory	Administration	Shareholder Servicing	Total	Contractual Reimbursements
Dynamic Small Cap Growth Fund	$78	$52	$92	$222	$—	(a)
Small Cap Core Fund	890	309	7	1,206	—
Small Cap Equity Fund	471	314	1,062	1,847	—
Small Cap Growth Fund	39	25	527	591	7
Small Cap Value Fund	3	—	1,011	1,014	79
U.S. Small Company Fund	—	—	411	411	—	(a)

(a)	Amount rounds to less than $1,000.

Additionally, the Funds may invest in one or more money market funds advised by the Adviser or its affiliates (affiliated money market funds). Effective November 1, 2015, the Adviser, Administrator and/or Distributor, as shareholder servicing agent, have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market fund on the applicable Funds’ investment in such affiliated money market fund. Prior to November 1, 2015, a portion of the waiver was voluntary.

The amount of waivers resulting from investments in these money market funds for the six months ended December 31, 2015 was as follows (amounts in thousands):

Dynamic Small Cap Growth Fund	$7
Small Cap Core Fund	19
Small Cap Equity Fund	120
Small Cap Growth Fund	22
Small Cap Value Fund	56
U.S. Small Company Fund	34

G. Other — Certain officers of the Trusts are affiliated with the Adviser, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board appointed a Chief Compliance Officer to the Funds in accordance with Federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the Statements of Operations.

The Trusts adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the six months ended December 31, 2015, the Funds may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Adviser.

78	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2015

The Funds may use related party broker-dealers. For the six months ended December 31, 2015, the Funds incurred brokerage commissions with broker-dealers affiliated with the Adviser as follows (amounts in thousands):

Dynamic Small Cap Growth Fund	$—	(a)
Small Cap Core Fund	—	(a)
Small Cap Growth Fund	1
Small Cap Value Fund	—	(a)
U.S. Small Company Fund	—	(a)

(a)	Amount rounds to less than $1,000.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

4. Investment Transactions

During the six months ended December 31, 2015, purchases and sales of investments (excluding short-term investments and transfers in-kind) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
Dynamic Small Cap Growth Fund	$97,121	$160,705
Small Cap Core Fund	196,175	187,399
Small Cap Equity Fund	459,858	662,571
Small Cap Growth Fund	274,179	274,110
Small Cap Value Fund	371,053	298,268
U.S. Small Company Fund	427,414	225,360

During the six months ended December 31, 2015, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of investment securities held at December 31, 2015 were as follows (amounts in thousands):

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Dynamic Small Cap Growth Fund	$305,886	$118,917	$30,786	$88,131
Small Cap Core Fund	155,393	56,718	13,578	43,140
Small Cap Equity Fund	2,049,662	1,001,645	93,556	908,089
Small Cap Growth Fund	911,050	303,263	99,199	204,064
Small Cap Value Fund	1,716,557	287,984	217,981	70,003
U.S. Small Company Fund	1,086,526	120,846	102,767	18,079

At June 30, 2015, the Funds did not have any capital loss carryforwards.

6. Borrowings

The Funds rely upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPM II and may be relied upon by the Funds because the Funds and the series of JPM II are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trusts and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 7, 2016.

DECEMBER 31, 2015	J.P. MORGAN SMALL CAP FUNDS	79

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2015 (Unaudited) (continued)

The Funds had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at December 31, 2015. Average borrowings from the Facility for, or at any time during the six months ended December 31, 2015, were as follows (amounts in thousands):

	Average Borrowings	Average Interest Rate Paid	Number of Days Outstanding	Interest Paid
Dynamic Small Cap Growth Fund	$23,687	0.23%	1	$—	(a)
Small Cap Equity Fund	20,831	0.25	3	—	(a)

(a)	Amount rounds to less than $1,000.

Interest expense paid as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense to affiliates on the Statements of Operations

7. Redemptions In-Kind

During the six months ended December 31, 2015, certain shareholders sold their shares of Small Cap Core Fund. The portfolio securities were delivered primarily by means of a redemption in-kind in exchange for shares of the Fund. Cash and portfolio securities were transferred as of the close of business on the date and at the market value listed below (amounts in thousands):

December 18, 2015	Value		Realized Gains (Losses)	Type
	$530,784	*	$35,980	Redemptions in-kind

*	This amount includes cash of approximately $16,676,000 associated with the redemptions in-kind.

8. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

As of December 31, 2015, an affiliate of the Adviser had investment discretion with respect to its clients’ holdings in the Funds, which collectively represent the following percentage of each Fund’s net assets:

% of the Fund
Small Cap Core Fund	10.6%

As of December 31, 2015, Dynamic Small Cap Growth Fund, Small Cap Core Fund, Small Cap Equity Fund, Small Cap Growth Fund and U.S. Small Company Fund each has shareholders, which are accounts maintained by financial intermediaries on behalf of their clients, that collectively own shares representing the following percentage of each applicable Fund’s net assets:

	Number of Shareholders	% of the Fund
Dynamic Small Cap Growth Fund	1	68.5%
Small Cap Core Fund	4	53.2
Small Cap Equity Fund	2	21.1
Small Cap Growth Fund	1	10.2
U.S. Small Company Fund	1	15.6

As of December 31, 2015, the J.P. Morgan Investor Funds and JPMorgan SmartRetirement Funds, which are affiliated funds of funds, owned in the aggregate, shares representing more than 10% of the net assets of certain Funds as follows:

	J.P. Morgan Investor Funds	JPMorgan SmartRetirement Funds
Small Cap Growth Fund	n/a	24.0%
Small Cap Value Fund	11.2%	16.4

Significant shareholder transactions by these shareholders may impact the Funds’ performance.

Because the Funds may invest a significant portion of their assets in REITs, the Funds may be subject to certain risks similar to those associated with direct investments in real estate. REITs may be affected by changes in the value of their underlying properties and by defaults by tenants. REITs depend generally on their ability to generate cash flow to make distributions to shareholders, and certain REITs have self-liquidation provisions by which mortgages held may be paid in full and distributions of capital returns may be made at any time.

Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic and market conditions and could result in losses that significantly exceed the Funds’ original investment. Derivatives also expose the Funds to counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations), including credit risk of the derivative counterparty.

80	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2015

9. Subsequent Event

During the period December 31, 2015 through February 23, 2016, a shareholder of Dynamic Small Cap Growth Fund redeemed approximately $175,007,000. This amount represents 43.3% of the Fund’s net assets as of December 31, 2015.

DECEMBER 31, 2015	J.P. MORGAN SMALL CAP FUNDS	81

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, July 1, 2015, and continued to hold your shares at the end of the reporting period, December 31, 2015.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value July 1, 2015	Ending Account Value December 31, 2015	Expenses Paid During the Period*	Annualized Expense Ratio
Dynamic Small Cap Growth Fund
Class A
Actual	$1,000.00	$891.10	$5.94	1.25%
Hypothetical	1,000.00	1,018.85	6.34	1.25
Class C
Actual	1,000.00	889.10	8.31	1.75
Hypothetical	1,000.00	1,016.34	8.87	1.75
Select Class
Actual	1,000.00	892.20	4.76	1.00
Hypothetical	1,000.00	1,020.11	5.08	1.00

Small Cap Core Fund
Select Class
Actual	1,000.00	914.80	3.85	0.80
Hypothetical	1,000.00	1,021.11	4.06	0.80

Small Cap Equity Fund
Class A
Actual	1,000.00	936.50	6.33	1.30
Hypothetical	1,000.00	1,018.60	6.60	1.30
Class C
Actual	1,000.00	934.40	8.75	1.80
Hypothetical	1,000.00	1,016.09	9.12	1.80
Class R2
Actual	1,000.00	935.40	7.54	1.55
Hypothetical	1,000.00	1,017.34	7.86	1.55
Class R5
Actual	1,000.00	938.80	3.90	0.80
Hypothetical	1,000.00	1,021.11	4.06	0.80

82	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2015

	Beginning Account Value July 1, 2015	Ending Account Value December 31, 2015	Expenses Paid During the Period*	Annualized Expense Ratio
Small Cap Equity Fund (continued)
Select Class
Actual	$1,000.00	$937.90	$4.87	1.00%
Hypothetical	1,000.00	1,020.11	5.08	1.00

Small Cap Growth Fund
Class A
Actual	1,000.00	892.80	5.95	1.25
Hypothetical	1,000.00	1,018.85	6.34	1.25
Class C
Actual	1,000.00	890.90	8.32	1.75
Hypothetical	1,000.00	1,016.34	8.87	1.75
Class R2
Actual	1,000.00	892.00	7.13	1.50
Hypothetical	1,000.00	1,017.60	7.61	1.50
Class R6
Actual	1,000.00	895.40	3.57	0.75
Hypothetical	1,000.00	1,021.37	3.81	0.75
Institutional Class
Actual	1,000.00	894.90	4.05	0.85
Hypothetical	1,000.00	1,020.86	4.32	0.85
Select Class
Actual	1,000.00	894.00	4.76	1.00
Hypothetical	1,000.00	1,020.11	5.08	1.00

Small Cap Value Fund
Class A
Actual	1,000.00	917.40	6.02	1.25
Hypothetical	1,000.00	1,018.85	6.34	1.25
Class C
Actual	1,000.00	914.90	8.95	1.86
Hypothetical	1,000.00	1,015.79	9.42	1.86
Class R2
Actual	1,000.00	916.20	7.23	1.50
Hypothetical	1,000.00	1,017.60	7.61	1.50
Class R5
Actual	1,000.00	918.70	4.39	0.91
Hypothetical	1,000.00	1,020.56	4.62	0.91
Class R6
Actual	1,000.00	919.40	3.67	0.76
Hypothetical	1,000.00	1,021.32	3.86	0.76
Select Class
Actual	1,000.00	918.40	4.82	1.00
Hypothetical	1,000.00	1,020.11	5.08	1.00

U.S. Small Company Fund
Class A
Actual	1,000.00	924.00	6.09	1.26
Hypothetical	1,000.00	1,018.80	6.39	1.26
Class C
Actual	1,000.00	921.40	8.50	1.76
Hypothetical	1,000.00	1,016.29	8.92	1.76
Class R2
Actual	1,000.00	922.80	7.30	1.51
Hypothetical	1,000.00	1,017.55	7.66	1.51
Class R6
Actual	1,000.00	925.70	3.49	0.72
Hypothetical	1,000.00	1,021.52	3.66	0.72

DECEMBER 31, 2015	J.P. MORGAN SMALL CAP FUNDS	83

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value July 1, 2015	Ending Account Value December 31, 2015	Expenses Paid During the Period*	Annualized Expense Ratio
U.S. Small Company Fund (continued)
Institutional Class
Actual	$1,000.00	$925.50	$4.02	0.83%
Hypothetical	1,000.00	1,020.96	4.22	0.83
Select Class
Actual	1,000.00	924.60	4.89	1.01
Hypothetical	1,000.00	1,020.06	5.13	1.01

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

84	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2015

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited)

The Board of Trustees has established various standing committees composed of Trustees with diverse backgrounds, to which the Board of Trustees has assigned specific subject matter responsibilities to further enhance the effectiveness of the Board’s oversight and decision making. The Board of Trustees and its investment committees (money market and alternative products, equity, and fixed income) meet regularly throughout the year and consider factors that are relevant to their annual consideration of investment advisory agreements at each meeting. They also meet for the specific purpose of considering investment advisory agreement annual renewals. The Board of Trustees held meetings in person in June and August 2015, at which the Trustees considered the continuation of the investment advisory agreements for each of the Funds whose semi-annual report is contained herein (each an “Advisory Agreement” and collectively, the “Advisory Agreements”). At the June meeting, the Board’s investment committees met to review and consider performance, expense and related information for the J.P. Morgan Funds. Each investment committee reported to the full Board, which then considered the investment committee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreements or any of their affiliates, approved the continuation of each Advisory Agreement on August 19, 2015.

As part of their review of the Advisory Agreements, the Trustees considered and reviewed performance and other information about the Funds received from the Adviser. This information includes the Funds’ performance as compared to the performance of their peers and benchmarks and analyses by the Adviser of the Funds’ performance. In addition, the Trustees have engaged an independent management consulting firm (“independent consultant”) to report on the performance of certain J.P. Morgan Funds at each of the Trustees’ regular meetings. The Adviser also periodically provides comparative information regarding the Funds’ expense ratios and those of their peer groups. In addition, in preparation for the June and August meetings, the Trustees requested, received and evaluated extensive materials from the Adviser, including performance and expense information compiled by Lipper Inc. (“Lipper”), an independent provider of investment company data. The Trustees’ independent consultant also provided additional analyses of the performance of the Funds in connection with the Trustees’ review of the Advisory Agreements. Before voting on the proposed Advisory Agreements, the Trustees reviewed the proposed Advisory Agreements with representatives of the Adviser, counsel to the Trusts and independent legal counsel and received a memorandum from independent legal counsel to the Trustees discussing the legal standards for their consideration of the proposed Advisory Agreements. The Trustees also discussed the proposed Advisory Agreements in executive sessions with independent legal counsel at which no representatives of the Adviser were present. Set forth below is a summary of the material factors evaluated by the Trustees in determining whether to approve each Advisory Agreement.

The Trustees considered information provided with respect to the Funds over the course of the year. Each Trustee attributed different weights to the various factors and no factor alone was considered determinative. From year to year, the Trustees consider and place emphasis on relevant information in light of changing circumstances in market and economic conditions. The Trustees determined that the compensation to be received by the Adviser from each Fund under the applicable Advisory Agreement was fair and reasonable and that the continuance of each Advisory Agreement was in the best interests of each Fund and its shareholders.

The factors summarized below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Adviser

The Trustees received and considered information regarding the nature, extent and quality of the services provided to each Fund under the Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Adviser’s senior management and the expertise of, and the amount of attention given to each Fund by, investment personnel of the Adviser. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of each Fund and the infrastructure supporting the team. The Trustees also considered information provided by the Adviser and JPMorgan Distribution Services, Inc. (“JPMDS”) about the structure and distribution strategy of each Fund. The Trustees reviewed information relating to the Adviser’s risk governance model and reports showing the Adviser’s compliance structure and ongoing compliance processes. The Trustees also considered the quality of the administrative services provided by JPMorgan Funds Management, Inc. (“JPMFM”), an affiliate of the Adviser.

The Trustees also considered their knowledge of the nature and quality of the services provided by the Adviser and its affiliates to the Funds gained from their experience as Trustees of the Funds. In addition, they considered the overall reputation and capabilities of the Adviser and its affiliates, the commitment of the Adviser to provide high quality service to the Funds, their overall confidence in the Adviser’s integrity and the Adviser’s responsiveness to questions or concerns raised by them, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to each Fund.

DECEMBER 31, 2015	J.P. MORGAN SMALL CAP FUNDS	85

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited) (continued)

Based upon these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Funds by the Adviser.

Costs of Services Provided and Profitability to the Adviser and its Affiliates

The Trustees received and considered information regarding the profitability to the Adviser and its affiliates in providing services to each of the Funds. The Trustees reviewed and discussed this data. The Trustees recognized that this data is not audited and represents the Adviser’s determination of its and its affiliates’ revenues from the contractual services provided to the Funds, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Adviser. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based on their review, the Trustees concluded that the profitability to the Adviser under each of the Advisory Agreements was not unreasonable in light of the services and benefits provided to each Fund.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fallout” or ancillary benefits received by the Adviser and its affiliates as a result of their relationship with the Funds. The Trustees also reviewed the Adviser’s allocation of fund brokerage for the J.P. Morgan Funds complex, including allocations to brokers who provide research to the Adviser.

The Trustees also considered that JPMFM and JPMDS, affiliates of the Adviser, earn fees from the Funds for providing administrative and shareholder services. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Funds’ distributor and that these fees are in turn generally paid to financial intermediaries that sell the Funds, including financial intermediaries that are affiliates of the Adviser. The Trustees also considered the fees paid to JPMorgan Chase Bank, N.A. (“JPMCB”) for custody and fund accounting, and other related services.

Economies of Scale

The Trustees considered the extent to which the Funds may benefit from economies of scale. The Trustees considered that there may not be a direct relationship between economies of scale realized by the Funds and those realized by the Adviser as assets increase. The Trustees noted that the proposed investment advisory fee schedule for each Fund does not contain breakpoints, but that the fees remain competitive with peer funds. The Trustees also considered that the Adviser has implemented fee waivers and expense limitations (“Fee Caps”) which allow each Fund’s shareholders to share potential economies of scale from a Fund’s inception. The Trustees also considered that the Adviser has shared economies of scale by adding or enhancing services to the Funds over time, noting the Adviser’s substantial investments in its business in support of the Funds, including investments in trading systems and technology (including cybersecurity improvements), retention of key talent, additions to analyst and portfolio management teams, and regulatory support enhancements. The Trustees also considered whether it would be appropriate to add advisory fee breakpoints and the Trustees concluded that the current fee structure was reasonable in light of the Fee Caps that the Adviser has in place that serve to limit the overall net expense ratios of each Fund at competitive levels. The Trustees concluded that the Funds’ shareholders received the benefits of potential economies of scale through the Fee Caps and the Adviser’s reinvestment in its operations to serve the Funds and their shareholders.

Independent Written Evaluation of the Funds’ Senior/Chief Compliance Officer

The Trustees noted that, upon their direction, the Senior Officer for the Small Cap Growth Fund and Small Cap Value Fund had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. In determining whether to continue the Advisory Agreements, the Trustees considered the Senior Officer’s report.

The Trustees noted that, upon their direction, the Chief Compliance Officer for the Dynamic Small Cap Growth Fund, Small Cap Core Fund, Small Cap Equity Fund, and U.S. Small Company Fund had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. The Trustees considered the written evaluation in determining whether to continue the Advisory Agreements.

Fees Relative to Adviser’s Other Clients

The Trustees received and considered information about the nature and extent of investment advisory services and fee rates offered to other clients of the Adviser, including institutional separate accounts and/or funds sub-advised by the Adviser, and for investment management styles substantially similar to that of each Fund. The Trustees considered the complexity of investment management for registered mutual funds relative to the Adviser’s other clients and noted differences in the regulatory, legal and other risks and responsibilities of providing services to the different clients. The Trustees considered that

86	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2015

serving as an adviser to a registered mutual fund involves greater responsibilities and risks than acting as a sub-adviser and observed that sub-advisory fees may be lower than those charged by the Adviser to each Fund. The Trustees also noted that the adviser, not the mutual fund, pays the sub-advisory fee and that many responsibilities related to the advisory function are retained by the primary adviser. The Trustees concluded that the fee rates charged to each Fund in comparison to those charged to the Adviser’s other clients were reasonable.

Investment Performance

The Trustees received and considered absolute and/or relative performance for the Funds in a report prepared by Lipper. The Trustees considered the total return performance information, which included the ranking of the Funds within a performance universe made up of funds with the same Lipper investment classification and objective (the “Universe Group”) by total return for applicable one-, three- and five-year periods. The Trustees reviewed a description of Lipper’s methodology for selecting mutual funds in each Fund’s Universe Group. The Lipper materials provided to the Trustees highlighted information with respect to certain representative classes to assist the Trustees in their review. As part of this review, the Trustees also reviewed each Fund’s performance against its benchmark and considered the performance information provided for the Funds at regular Board meetings by the Adviser and the Trustees’ independent consultant and also considered the special analysis prepared by the Trustees’ independent consultant. The Lipper performance data noted by the Trustees as part of their review and the determinations made by the Trustees with respect to each Fund’s performance for certain representative classes are summarized below:

The Trustees noted that the Dynamic Small Cap Growth Fund’s performance was in the fourth, third, and third quintiles for both Class A and Select Class shares for the one-, three-, and five-year periods ended December 31, 2014, respectively, and that the Trustees’ independent consultant indicated that the Fund’s overall performance was satisfactory. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and, based upon this discussion, the Adviser’s and/or independent consultant’s analysis, and various other factors, concluded that the Fund’s performance was reasonable. They requested, however, that the Adviser provide additional Fund performance information to be reviewed with the members of the equity committee at each of their regular meetings over the course of the next year.

The Trustees noted that the Small Cap Core Fund’s performance was in the first quintile for Select Class shares for each of the one-, three-, and five-year periods ended December 31, 2014, and that the Trustees’ independent consultant indicated that the Fund’s overall performance was attractive. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and, based upon this discussion and various other factors, concluded that the performance was reasonable.

The Trustees noted that the Small Cap Equity Fund’s performance was in the first, second, and first quintiles for both Class A and Select Class shares for the one-, three-, and five-year periods ended December 31, 2014, respectively, and that the Trustees’ independent consultant indicated that the Fund’s overall performance was attractive. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and, based upon this discussion and various other factors, concluded that the performance was reasonable.

The Trustees noted that the Small Cap Growth Fund’s performance was in the fourth, third, and third quintiles for Class A shares and in the fourth, third, and second quintiles for Select Class shares for the one-, three-, and five-year periods ended December 31, 2014, respectively, and that the Trustees’ independent consultant indicated that the Fund’s overall performance was satisfactory. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and, based upon this discussion, the Adviser’s and/or independent consultant’s analysis, and various other factors, concluded that the Fund’s performance was reasonable. They requested, however, that the Adviser provide additional Fund performance information to be reviewed with the members of the equity committee at each of their regular meetings over the course of the next year.

The Trustees noted that the Small Cap Value Fund’s performance was in the third, second and second quintiles for both Class A and Select Class shares for the one-, three-, and five-year periods ended December 31, 2014, respectively, and that the Trustees’ independent consultant indicated that the Fund’s overall performance was attractive. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and, based upon this discussion and various other factors, concluded that the performance was reasonable.

The Trustees noted that the U.S. Small Company Fund’s performance was in first quintile for both Class A and Select Class shares for each of the one-, three-, and five-year periods ended December 31, 2014, and that the Trustees’ independent consultant indicated that the Fund’s overall performance was attractive. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and, based upon this discussion and various other factors, concluded that the performance was reasonable.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate paid by each Fund to the Adviser and compared that rate to the information prepared by Lipper concerning management fee rates paid by other funds in the same Lipper category as each

DECEMBER 31, 2015	J.P. MORGAN SMALL CAP FUNDS	87

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited) (continued)

Fund. The Trustees recognized that Lipper reported each Fund’s management fee rate as the combined contractual advisory fee and administration fee rates. The Trustees also reviewed information about other expenses and the expense ratios for each Fund. The Trustees considered the fee waiver and/or expense reimbursement arrangements currently in place for each Fund and considered the net advisory fee rate after taking into account any waivers and/or reimbursements. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Trustees’ determinations as a result of the review of each Fund’s advisory fees and expense ratios for certain representative classes are summarized below:

The Trustees noted that the Dynamic Small Cap Growth Fund’s net advisory fee for both Class A and Select Class shares was in the first quintile, and that the actual total expenses for both Class A and Select Class shares were in the second quintile of the Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was reasonable.

The Trustees noted that the Small Cap Core Fund’s net advisory fee and actual total expenses for Select Class shares were in the first quintile of the Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was reasonable.

The Trustees noted that the Small Cap Equity Fund’s net advisory fee and actual total expenses for both Class A and Select Class shares were in the second quintile of the Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was reasonable.

The Trustees noted that the Small Cap Growth Fund’s net advisory fee for both Class A and Select Class shares was in the first quintile, and that the actual total expenses for both Class A and Select Class shares were in the second quintile, of the Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was reasonable.

The Trustees noted that the Small Cap Value Fund’s net advisory fee for both Class A and Select Class shares was in the second quintile, and that the actual total expenses for Class A and Select Class shares were in the first and second quintiles, respectively, of the Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was reasonable.

The Trustees noted that the U.S. Small Company Fund’s net advisory fee for both Class A and Select Class shares was in the first quintile, and that the actual total expenses for both Class A and Select Class shares were in the second quintile, of the Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was reasonable.

88	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2015

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Funds’ website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Adviser. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management business of JPMorgan Chase & Co. Those businesses include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase & Co., 2016. All rights reserved. December 2015.	SAN-SC-1215

Semi-Annual Report

J.P. Morgan Mid Cap/Multi-Cap Funds

December 31, 2015 (Unaudited)

JPMorgan Growth Advantage Fund

JPMorgan Mid Cap Equity Fund

JPMorgan Mid Cap Growth Fund

JPMorgan Mid Cap Value Fund

JPMorgan Multi-Cap Market Neutral Fund

JPMorgan Value Advantage Fund

Investments in a Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectus for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

January 29, 2016 (Unaudited)

Dear Shareholders,

The past six months have cemented key divergences between the U.S. and the rest of the world and between developed market economies and emerging market economies. In the face of slowing economic growth in China and a tentative economic recovery in Europe, U.S. employment and consumer spending were strong enough to persuade the U.S. Federal Reserve (the “Fed”) to raise interest rates in December for the first time in a decade.

“Investors may take comfort from a relatively healthy U.S. economy and the stated determination of central banks in China, the European Union and elsewhere to support both economic growth and financial markets.”

While U.S. equity and bond markets posted small positive returns for the six month period, the broader U.S. economy continued to strengthen. Unemployment dropped to 5.0% and remained there for the final three months of 2015, the lowest levels since April 2008. Thanks to cheap gasoline, easy credit and overall economic improvement, the U.S. auto industry continued to show strong sales growth through the second half of 2015, on pace for an all-time high of 17.5 million vehicles for the full year. While U.S. wage growth had averaged 2% throughout most of the post financial crisis recovery, U.S. wages rose 2.5% from one year earlier in both October and December 2015.

While the Fed determined the domestic economy was healthy enough to move toward normalized interest rate policy, U.S. gross domestic product fluctuated throughout 2015 and slowed to 2.0% in the July-September period and an estimated 0.7% in the October-December period. It became apparent during the second half of 2015, that economic weakness in both developed and emerging markets was a significant drag on U.S. growth. Furthermore, the strength of the U.S. dollar against other currencies — particularly those of emerging market exporting nations — put U.S. exports at a comparative disadvantage.

Against this backdrop, demand for oil and most other commodities decreased. Prices for energy, metals, foods and precious metals were trading at levels not seen since the 1990s. While an oversupply of petroleum and natural gas hurt global energy prices, slowing economic growth in China and the nation’s transition away from a decade-long construction boom reduced demand for a range of other basic materials. The consequences of China’s shrinking appetite for raw materials are sobering: In 2014, the latest available full year of data, China consumed an estimated 60% of the world’s iron ore, 50% of its copper, 48% of its aluminum, 47% of its zinc, 45% of its nickel and 12% of its crude oil.

China’s slowing economy and the accompanying financial market turmoil held investors’ attention for most of the second half of 2015. After posting year-to-date gains that reached 30% in the first half of the year, Chinese equity prices began to fall in June. While Chinese authorities undertook a range of actions to bolster economic growth and stabilize financial markets — including a 2% devaluation of the yuan — the “Black Monday” sell-off that originated in the Shanghai and Shenzhen markets on August 24th dragged the Standard & Poor’s 500 Index (S&P 500) down 3.9% for the day.

U.S. equity prices remained subdued through September and finally rebounded in October and the S&P 500 posted its best monthly performance since October 2011. Overall, U.S. equities markets in the second half of 2015 were marked by large gains in a few stocks — particularly those of large cap technology companies — while a large number of stocks underperformed and the median stock was flat for the year. Notably, U.S mergers and acquisitions activity in 2015 had surpassed previous records by November and in December the U.S. bull market for equities reached 82 consecutive months. For the six months ended December 31, 2015, the S&P 500 returned 0.15% and closed 4.08% below its all-time high, reached on May 21, 2015.

Investors endured a sharp increase in financial market volatility over the past six months. Selling in China’s financial markets, struggling commodities prices and uncertainty about global economic growth all fueled market gyrations. However, the Fed removed a key uncertainty in December when it lifted interest rates. Investors may take comfort from a relatively healthy U.S. economy and the stated determination of central banks in China, the European Union and elsewhere to support both economic growth and financial markets. However, increased market volatility and the divergent performance of developed and emerging market economies may be best managed through a properly diversified portfolio and a patient approach to investing.

On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued support. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Global Funds Management,

J.P. Morgan Asset Management

DECEMBER 31, 2015	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	1

J.P. Morgan Mid Cap/Multi-Cap Funds

MARKET OVERVIEW

SIX MONTHS ENDED DECEMBER 31, 2015 (Unaudited)

U.S. equities financial markets provided slim returns for the second half of 2015. Global weakness in commodities prices, slowing economic growth in China, anxiety over U.S. interest rate policy and slowing growth in corporate earnings combined to put pressure on equity prices during the summer months.

In mid-August, Chinese authorities devalued the yuan by 2% amid declines in the Shanghai and Shenzhen equity markets. A global sell-off followed on August 24th, dragging down the Standard & Poor’s 500 Index (“S&P 500”) by 3.9% for the day.

However, U.S. equity markets rebounded in October as China’s central bank undertook further actions to bolster domestic financial markets and the U.S. Federal Reserve held interest rates at historically low levels. The S&P 500 turned in its best one-month performance since October 2011.

In general, the U.S. equities market for the six month reporting period was marked by large gains in a few select stocks, especially technology sector stocks, while most other stocks ended the period lower or essentially flat. The energy, materials and industrials sectors underperformed the broader market, while the consumer discretionary, consumer staples and health care sectors outperformed the broader market. Over the reporting period, growth stocks generally outperformed value stocks and small cap stocks generally underperformed both mid cap and large cap stocks. For the six months ended December 31, 2015, the S&P 500 returned 0.15% and the Russell Mid Cap Index returned -4.68%.

2	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2015

JPMorgan Growth Advantage Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2015 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class A Shares, without a sales charge)*	-1.19%
Russell 3000 Growth Index	0.73%

Net Assets as of 12/31/2015 (In Thousands)	$6,474,576

INVESTMENT OBJECTIVE**

The JPMorgan Growth Advantage Fund (the “Fund”) seeks to provide long-term capital growth.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Class A Shares, without a sales charge) underperformed the Russell 3000 Growth Index (the “Benchmark”) for the six months ended December 31, 2015. The Fund’s security selection in the health care and financial services sectors was a leading detractor from performance relative to the Benchmark, while the Fund’s security selection in the technology and consumer discretionary sectors was a leading positive contributor to relative performance.

Leading individual detractors from relative performance included the Fund’s overweight positions in Valeant Pharmaceuticals International Inc., Range Resources Corp. and Nimble Storage Inc. Shares of Valeant Pharmaceuticals, a drug maker not held in the Benchmark, fell amid questions about its revenue accounting practices. Shares of Range Resources, an oil and gas producer, declined on global weakness in energy prices. Shares of Nimble Storage, a data storage provider, declined after the company lowered its forecast for earnings and revenue.

Leading individual contributors to relative performance included the Fund’s overweight positions in Acuity Brands Inc., Amazon.com Inc. and Facebook Inc. Shares of Acuity Brands, a maker of commercial and residential lighting, rose on better-than-expected quarterly results amid growth in the U.S. construction sector. Shares of Amazon.com, an online retailer not held in the Benchmark, rose on continued expansion of its business and an overall increase in online shopping during the 2015 holiday season. Shares of Facebook, an online social media business, rose on growth in advertising sales.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers utilized a bottom-up approach to stock selection, researching individual companies across market capitalizations in an effort to construct portfolios of stocks that have strong fundamentals. The Fund’s portfolio managers sought to invest in high quality companies with durable franchises that, in their view, possessed the ability to generate strong future earnings growth.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Alphabet, Inc., Class C	5.2%
2.	Facebook, Inc., Class A	4.2
3.	Amazon.com, Inc.	3.5
4.	Apple, Inc.	2.5
5.	Acuity Brands, Inc.	2.2
6.	Regeneron Pharmaceuticals, Inc.	2.2
7.	Gilead Sciences, Inc.	2.2
8.	UnitedHealth Group, Inc.	2.0
9.	MasterCard, Inc., Class A	2.0
10.	Home Depot, Inc. (The)	2.0

PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	34.2%
Consumer Discretionary	18.6
Health Care	17.2
Industrials	12.5
Financials	7.7
Materials	4.1
Consumer Staples	1.6
Energy	1.5
Short-Term Investment	2.6

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of December 31, 2015. The Fund’s portfolio composition is subject to change.

DECEMBER 31, 2015	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	3

JPMorgan Growth Advantage Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2015 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2015

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	October 29, 1999
Without Sales Charge		(1.19)%	8.54%	14.34%	10.38%
With Sales Charge**		(6.36)	2.86	13.13	9.79
CLASS C SHARES	May 1, 2006
Without CDSC		(1.46)	8.04	13.80	9.79
With CDSC***		(2.46)	7.04	13.80	9.79
CLASS R5 SHARES	January 8, 2009	(0.96)	9.03	14.82	10.77
CLASS R6 SHARES	December 23, 2013	(0.90)	9.16	14.86	10.79
SELECT CLASS SHARES	May 1, 2006	(1.10)	8.71	14.56	10.61

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/05 TO 12/31/15)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for the Class C Shares prior to its inception date are based on the performance of Class B Shares, all of which converted to Class A Shares on June 19, 2015 and are no longer offered. The actual returns of Class C Shares would have been similar to those shown because Class C Shares had similar expenses to Class B Shares at the time of their inception.

Returns for the Select Class Shares prior to its inception date are based on the performance of Class A Shares. During this period, the actual returns of Select Class Shares would have been different than those shown because Select Class Shares have different expenses than Class A Shares.

Returns for Class R5 Shares prior to its inception date are based on the performance of Select Class Shares from May 1, 2006 to January 7, 2009 and Class A Shares prior to May 1, 2006. The actual returns of Class R5 Shares would have been different than those shown because Class R5 Shares have different expenses than Select Class and Class A Shares.

Returns for Class R6 Shares prior to its inception date are based on the performance of Class R5 Shares from January 8, 2009 to December 23, 2013, Select Class Shares from May 1, 2006 to January 8, 2009 and Class A Shares prior to May 1, 2006. The actual returns of Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than the other classes.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Growth Advantage Fund, the Russell 3000 Growth Index and the Lipper Multi-Cap Growth Funds Index from December 31, 2005 to December 31, 2015. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and includes a sales charge. The performance of the Russell 3000 Growth Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Multi-Cap Growth Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell 3000 Growth Index is an unmanaged index which measures the performance of those Russell 3000 companies (largest 3000 U.S. companies) with higher price-to-book ratios and higher forecasted growth values. The Lipper Multi-Cap Growth Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class A Shares have a $1,000 minimum initial investment and carry a 5.25% sales charge.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2015

JPMorgan Mid Cap Equity Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2015 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	-5.43%
Russell Midcap Index	-4.68%

Net Assets as of 12/31/2015 (In Thousands)	$3,215,761

INVESTMENT OBJECTIVE**

The JPMorgan Mid Cap Equity Fund (the “Fund”) seeks long-term capital growth.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Select Class Shares) underperformed the Russell Midcap Index (the “Benchmark”) for the six months ended December 31, 2015. The Fund’s security selection in the health care and consumer discretionary sectors was a leading detractor from performance relative to the Benchmark, while the Fund’s security selection in the materials & processing and producer durables sectors was a leading positive contributor to relative performance.

Leading individual detractors from relative performance included the Fund’s overweight positions in Energen Corp., Southwestern Energy Co. and Brookdale Senior Living Inc. Shares of oil and natural gas producers Energen and Southwest Energy declined on continued weakness in global energy prices. Shares of Brookdale, an operator of assisted living and retirement homes, fell on lower-than-expected earnings and the company’s reduced earnings forecast.

Leading individual contributors to relative performance included the Fund’s overweight positions in Acuity Brands Inc., Delta Air Lines Inc. and Netflix.com Inc. Acuity Brands, a maker of commercial and residential lighting that was not held in the Benchmark, rose on strength in its LED lighting business and market share gains. Shares of Delta Air Lines rose amid lower fuel costs and increased U.S. consumer spending. Shares of Netflix, an Internet television programming provider, rose on increased subscriptions and growth in its business.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers employed a bottom-up approach to stock selection, constructing a portfolio based on company fundamentals, quantitative screening and proprietary fundamental analysis. The Fund’s portfolio managers sought to identify dominant franchises with predictable business models deemed capable of achieving, in their view, sustained growth, as well as undervalued companies with the potential to grow their intrinsic value per share.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Mohawk Industries, Inc.	2.0%
2.	Humana, Inc.	1.4
3.	Amphenol Corp., Class A	1.3
4.	Carlisle Cos., Inc.	1.3
5.	Acuity Brands, Inc.	1.3
6.	Fortune Brands Home & Security, Inc.	1.2
7.	Sherwin-Williams Co. (The)	1.2
8.	CBRE Group, Inc., Class A	1.2
9.	Delta Air Lines, Inc.	1.2
10.	McGraw Hill Financial, Inc.	1.0

PORTFOLIO COMPOSITION BY SECTOR***
Financials	20.8%
Consumer Discretionary	19.5
Information Technology	17.1
Industrials	13.5
Health Care	9.7
Materials	4.6
Consumer Staples	4.4
Utilities	4.4
Energy	3.3
Short-Term Investment	2.7

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of December 31, 2015. The Fund’s portfolio composition is subject to change.

DECEMBER 31, 2015	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	5

JPMorgan Mid Cap Equity Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2015 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2015

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	November 2, 2009
Without Sales Charge		(5.60)%	(0.22)%	11.98%	8.46%
With Sales Charge**		(10.55)	(5.46)	10.78	7.87
CLASS C SHARES	November 2, 2009
Without CDSC		(5.84)	(0.70)	11.43	8.12
With CDSC***		(6.84)	(1.70)	11.43	8.12
CLASS R2 SHARES	March 14, 2014	(5.72)	(0.47)	11.88	8.41
CLASS R5 SHARES	March 14, 2014	(5.39)	0.24	12.42	8.71
CLASS R6 SHARES	March 14, 2014	(5.37)	0.29	12.44	8.72
SELECT CLASS SHARES	January 1, 1997	(5.43)	0.15	12.38	8.69

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/05 TO 12/31/15)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class A and Class C Shares prior to their inception date are based on the performance of Select Class Shares. The actual returns of Class A and Class C Shares would have been lower than those shown because Class A and Class C Shares have higher expenses than Select Class Shares.

Returns for Class R2 Shares prior to their inception date are based of Class A Shares from November 2, 2009 to March 13, 2014 and Select Class Shares prior to November 2, 2009. The actual returns of Class R2 Shares would have been lower than those shown because Class R2 Shares have higher expenses than Class A and Select Class Shares.

Returns for Class R5 and Class R6 Shares prior to their inception date are based on the performance of Select Class Shares. The actual returns of Class R5 and Class R6 Shares would have been different because Class R5 and Class R6 Shares have different expenses than Select Class Shares.

The graph illustrates comparative performance for $1,000,000 invested in the Select Class Shares of JPMorgan Mid Cap Equity Fund, the Russell Midcap Index, Lipper Mid-Cap Core Funds Index and the Lipper Mid-Cap Growth Funds Index from December 31, 2005 to December 31, 2015. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell Midcap Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Mid-Cap Core Funds Index and Lipper Mid-Cap Growth Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell Midcap Index is an unmanaged index which measures the performance of the 800 smallest companies in the Russell 1000 Index. The Lipper Mid-Cap Core Funds Index and the Lipper Mid-Cap Growth Funds Index are indices based on total returns of certain mutual funds within the mid cap fund categories as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

6	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2015

JPMorgan Mid Cap Growth Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2015 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	-6.86%
Russell Midcap Growth Index	-4.20%

Net Assets as of 12/31/2015 (In Thousands)	$2,866,011

INVESTMENT OBJECTIVE**

The JPMorgan Mid Cap Growth Fund (the “Fund”) seeks growth of capital.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Select Class Shares) underperformed the Russell Midcap Growth Index (the “Benchmark”) for the six months ended December 31, 2015. The Fund’s security selection in the health care and financial services sectors was a leading detractor from performance relative to the Benchmark, while the Fund’s security selection in the materials & processing sector and the technology sector was a leading positive contributor to relative performance.

Leading individual detractors from relative performance included the Fund’s overweight positions in Horizon Pharma PLC., Range Resources Corp. and Envision Healthcare Holdings Inc. Shares of Horizon Pharmaceuticals, a specialty drug maker not held in the Benchmark, fell on its failed takeover bid for Depomed Inc. and its acquisition of Crealta Holdings. Shares of Range Resources, an oil and gas company, declined amid overall weakness in global energy prices. Shares of Envision Healthcare, a provider of health care services, fell after the company reduced its earnings forecast.

Leading individual contributors to relative performance included the Fund’s overweight positions in Acuity Brands Inc., Delta Air Lines Inc. and Netflix.com Inc. Shares of Acuity Brands, a maker of commercial and residential lighting, rose on strength in its LED lighting business and market share gains. Shares of Delta Air Lines rose amid lower fuel costs and increased U.S. consumer spending. Shares of Netflix, an Internet television programming provider, rose on increased subscriptions and growth in its business.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers utilized a bottom-up approach to stock selection, researching individual companies in an effort to construct a portfolio of stocks that have strong fundamentals. The Fund’s portfolio managers sought to invest in high quality companies with durable franchises that, in their view, possessed the ability to generate strong future earnings growth.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Acuity Brands, Inc.	2.5%
2.	CBRE Group, Inc., Class A	2.2
3.	Delta Air Lines, Inc.	2.2
4.	Mohawk Industries, Inc.	2.2
5.	McGraw Hill Financial, Inc.	2.0
6.	Electronic Arts, Inc.	2.0
7.	Harris Corp.	1.9
8.	Dollar General Corp.	1.9
9.	Monster Beverage Corp.	1.8
10.	Ulta Salon Cosmetics & Fragrance, Inc.	1.8

PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	24.8%
Consumer Discretionary	21.6
Industrials	17.7
Health Care	13.8
Financials	10.3
Materials	4 .1
Consumer Staples	2 .8
Energy	1 .6
Short-Term Investment	3 .3

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of December 31, 2015. The Fund’s portfolio composition is subject to change.

DECEMBER 31, 2015	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	7

JPMorgan Mid Cap Growth Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2015 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2015

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	February 18, 1992
Without Sales Charge		(6.99)%	2.51%	11.80%	8.55%
With Sales Charge**		(11.89)	(2.86)	10.60	7.97
CLASS C SHARES	November 4, 1997
Without CDSC		(7.23)	1.97	11.25	7.95
With CDSC***		(8.23)	0.97	11.25	7.95
CLASS R2 SHARES	June 19, 2009	(7.07)	2.32	11.63	8.38
CLASS R5 SHARES	November 1, 2011	(6.81)	2.94	12.29	8.93
CLASS R6 SHARES	November 1, 2011	(6.76)	3.01	12.34	8.96
SELECT CLASS SHARES	March 2, 1989	(6.85)	2.81	12.15	8.87

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/05 TO 12/31/15)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for the Class R2, Class R5 and Class R6 Shares prior to their inception dates are based on the performance of Select Class Shares. Prior performance for Class R2 Shares has been adjusted to reflect the differences in expenses between classes. The actual returns of Class R5 and Class R6 Shares would have been different than those shown because Class R5 and Class R6 Shares have different expenses than Select Class Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Mid Cap Growth Fund, the Russell Midcap Growth Index and the Lipper Mid-Cap Growth Funds Index from December 31, 2005 to December 31, 2015. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell Midcap Growth Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Mid-Cap Growth Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell Midcap Growth Index is an unmanaged index which measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The Lipper Mid-Cap Growth Funds Index is an index based on total returns of certain mutual funds as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

8	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2015

JPMorgan Mid Cap Value Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2015 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Institutional Class Shares)*	-3.93%
Russell Midcap Value Index	-5.17%

Net Assets as of 12/31/2015 (In Thousands)	$14,700,150

INVESTMENT OBJECTIVE**

The JPMorgan Mid Cap Value Fund (the “Fund”) seeks growth from capital appreciation.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Institutional Class Shares) outperformed the Russell Midcap Value Index (the “Benchmark”) for the six months ended December 31, 2015. The Fund’s security selection in the materials sector and its underweight position in the energy sector were leading contributors to performance relative to the Benchmark, while the Fund’s security selection and overweight position in the consumer discretionary sector and its security section and underweight position in the utilities sector were leading detractors from relative performance.

Leading individual contributors to relative performance included the Fund’s overweight positions in Jack Henry & Associates Inc. and Chubb Corp. and its underweight position in Freeport-McMoRan Inc. Shares of Jack Henry, a provider of data processing systems to the financial services sector that was not included in the Benchmark, rose on better than expected earnings and revenue amid increased market share. Shares of Chubb, an insurance company not held in the Fund, rose on news of its acquisition by Ace Ltd. Shares of Freeport-Mc MoRan, a copper mining and petroleum producer not held in the Fund, fell on weak global commodities prices, particularly for copper and oil.

Leading individual detractors from relative performance included the Fund’s overweight positions in Energen Corp., Gap Inc. and EQT Corp. Shares of Energen, an oil and gas exploration company, fell amid low energy prices and general weakness in the energy sector. Shares of Gap, an apparel retailer not held in the Benchmark, fell on sales weakness due to the relative strength of the U.S. dollar and disappointing holiday season sales at its Old Navy brand. Shares of EQT, a natural gas producer and transporter, fell amid continued weakness in global energy prices.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers utilized a bottom-up approach to stock selection and sought to identify durable franchises possessing the ability to generate, in their view, sustainable levels of free cash flow.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Jack Henry & Associates, Inc.	1.9%
2.	M&T Bank Corp.	1.8
3.	Mohawk Industries, Inc.	1.8
4.	Loews Corp.	1.6
5.	Arrow Electronics, Inc.	1.5
6.	Fifth Third Bancorp	1.5
7.	Energen Corp.	1.5
8.	Synopsys, Inc.	1.5
9.	SunTrust Banks, Inc.	1.5
10.	Kroger Co. (The)	1.4

PORTFOLIO COMPOSITION BY SECTOR***
Financials	32.2%
Consumer Discretionary	17.5
Utilities	9.1
Industrials	9.1
Information Technology	9.1
Consumer Staples	6.2
Health Care	5.4
Materials	5.3
Energy	4.9
Short-Term Investment	1.2

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of December 31, 2015. The Fund’s portfolio composition is subject to change.

DECEMBER 31, 2015	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	9

JPMorgan Mid Cap Value Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2015 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2015

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	April 30, 2001
Without Sales Charge		(4.16)%	(2.82)%	12.31%	8.24%
With Sales Charge**		(9.19)	(7.92)	11.10	7.65
CLASS C SHARES	April 30, 2001
Without CDSC		(4.41)	(3.33)	11.73	7.69
With CDSC***		(5.41)	(4.33)	11.73	7.69
CLASS R2 SHARES	November 3, 2008	(4.28)	(3.06)	12.01	8.03
INSTITUTIONAL CLASS SHARES	November 13, 1997	(3.93)	(2.35)	12.86	8.77
SELECT CLASS SHARES	October 31, 2001	(4.05)	(2.59)	12.58	8.50

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/05 TO 12/31/15)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R2 Shares prior to its inception date are based on the performance of Class A Shares. The actual returns of Class R2 Shares would have been lower than those shown because Class R2 Shares have higher expenses than Class A Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan Mid Cap Value Fund, the Russell Midcap Value Index, the Lipper Mid-Cap Value Funds Index and the Lipper Multi-Cap Core Funds Index from December 31, 2005 to December 31, 2015. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell Midcap Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper

Mid-Cap Value Funds Index and the Lipper Multi-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell Midcap Value Index is an unmanaged index which measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The Lipper Mid-Cap Value Funds Index and the Lipper Multi-Cap Core Funds Index are indices based on total returns of certain mutual funds within the mid cap and multi cap fund categories, respectively, as determined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Class Shares have a $3,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

10	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2015

JPMorgan Multi-Cap Market Neutral Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2015 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	3.48%
BofA Merrill Lynch 3-Month U.S. Treasury Bill Index	0.04%

Net Assets as of 12/31/15 (In Thousands)	$272,017

INVESTMENT OBJECTIVE**

The JPMorgan Multi-Cap Market Neutral Fund (the “Fund”) seeks long-term capital preservation and growth by using strategies designed to produce returns which have no correlation with general domestic market performance.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Select Class Shares) outperformed the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index (the “Benchmark”) for the six months ended December 31, 2015. The Fund’s security selection process produced positive returns in the energy and producer durables sectors and negative returns in the financial services and consumer discretionary sector.

Leading individual contributors to Fund returns included its short positions in SM Energy Co., Consol Energy Inc. and Tenet Healthcare Corp. Shares of oil and gas producers SM Energy and Consol Energy fell on continued weakness in global energy prices. Shares of Tenet Healthcare, a hospitals operator, fell on a third quarter loss amid declining patient visits.

Leading individual detractors from Fund returns included its long positions in Staples Inc., Denbury Resources Inc. and Mosaic Co. Shares of Staples, an office supply retail chain, fell amid regulatory obstacles to its proposed takeover of Office Depot Inc. Shares of Denbury Resources, an oil and gas producer, declined amid continued weakness in global energy prices. Shares of Mosaic, a fertilizer company, fell on a decline in slower sales and earnings.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers employed a bottom-up approach to stock selection, constructing a portfolio based on company fundamentals, quantitative screening and proprietary fundamental analysis. The Fund’s portfolio managers sought to identify dominant franchises with predictable business models deemed capable of achieving, in their view, sustained growth, as well as undervalued companies with the potential to grow their intrinsic value per share. Companies that ranked lowest in the above factors were selected by the Fund’s portfolio managers for possible short sales.

TOP TEN LONG POSITIONS OF THE PORTFOLIO***
1.	Leidos Holdings, Inc.	1.2%
2.	VeriSign, Inc.	1.1
3.	Hologic, Inc.	1.1
4.	Entergy Corp.	1.1
5.	Express Scripts Holding Co.	1.1
6.	Nuance Communications, Inc.	1.0
7.	Humana, Inc.	1.0
8.	Gilead Sciences, Inc.	1.0
9.	Ingredion, Inc.	1.0
10.	ServiceMaster Global Holdings, Inc.	1.0

TOP TEN SHORT POSITIONS OF THE PORTFOLIO****
1.	Estee Lauder Cos., Inc. (The), Class A	1.4%
2.	Waste Connections, Inc.	1.3
3.	J.B. Hunt Transport Services, Inc.	1.2
4.	Fortune Brands Home & Security, Inc.	1.2
5.	Dominion Resources, Inc.	1.2
6.	Stericycle, Inc.	1.1
7.	Fastenal Co.	1.1
8.	Markel Corp.	1.1
9.	Aramark	1.1
10.	ViaSat, Inc.	1.1

LONG POSITION PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	26.2%
Industrials	15.2
Health Care	12.1
Consumer Discretionary	11.5
Consumer Staples	6.7
Materials	5.6
Energy	4.7
Financials	3.8
Utilities	2.5
Telecommunication Services	1.6
Short-Term Investment	10.1

DECEMBER 31, 2015	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	11

JPMorgan Multi-Cap Market Neutral Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2015 (Unaudited) (continued)

SHORT POSITION PORTFOLIO COMPOSITION BY SECTOR****
Information Technology	27.5%
Industrials	19.2
Health Care	12.6
Consumer Discretionary	12.4
Consumer Staples	9.5
Materials	5.3
Energy	5.1
Financials	4.4
Utilities	2.4
Telecommunication Services	1.6

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total long investments as of December 31, 2015. The Fund’s portfolio composition is subject to change.
****	Percentages indicated are based on total short investments as of December 31, 2015. The Fund’s portfolio composition is subject to change.

12	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2015

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2015

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	May 23, 2003
Without Sales Charge		3.24%	1.19%	1.24%	0.49%
With Sales Charge**		(2.21)	(4.14)	0.16	(0.05)
CLASS C SHARES	May 23, 2003
Without CDSC		3.11	0.73	0.66	(0.19)
With CDSC***		2.11	(0.27)	0.66	(0.19)
SELECT CLASS SHARES	May 23, 2003	3.48	1.46	1.51	0.75

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/05 TO 12/31/15)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Multi-Cap Market Neutral Fund, the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index and the Lipper Alternative Equity Market Neutral Funds Index from December 31, 2005 to December 31, 2015. Return information prior to October 31, 2005 for the Lipper Alternative Equity Market Neutral Funds Index is not provided by Lipper, Inc. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the indices reflects an initial investment at the end of the month following the Fund’s inception. The performance of the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Alternative Equity Market Neutral Funds Index

includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is comprised of a single issue purchased at the beginning of the month and held for a full month. Each month the index is rebalanced and the issue selected is the outstanding Treasury Bill that matures closest to, but not beyond, 3 months from the rebalancing date. The Lipper Alternative Equity Market Neutral Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

DECEMBER 31, 2015	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	13

JPMorgan Value Advantage Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2015 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Institutional Class Shares)*	-5.04%
Russell 3000 Value Index	-3.64%

Net Assets as of 12/31/2015 (In Thousands)	$11,154,765

INVESTMENT OBJECTIVE**

The JPMorgan Value Advantage Fund (the “Fund”) seeks to provide long-term total return from a combination of income and capital gains.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Institutional Class Shares) underperformed the Russell 3000 Value Index (the “Benchmark”) for the six months ended December 31, 2015. The Fund’s security selection and its overweight position in the consumer discretionary sector and its security selection in the health care sector were leading detractors from performance relative to the Benchmark, while the Fund’s underweight position in the energy sector and its security selection in the consumer staples sectors were leading positive contributors to relative performance.

Leading individual detractors from relative performance included the Fund’s underweight position in General Electric Co. and its overweight positions in Southwestern Energy Co. and Bed Bath & Beyond Inc. Shares of General Electric, an industrial conglomerate, rose after the company moved to shed its consumer financing business. Southwestern Energy, an oil and gas exploration and production company, fell amid continued weakness in global energy prices. Shares of Bed Bath & Beyond, a home products retailer, fell after the company reduced its earnings forecast.

Leading individual contributors to relative performance included the Fund’s overweight positions in Delta Air Lines Inc., Dr. Pepper Snapple Group Inc. and PBF Energy Inc. Shares of Delta Air Lines, which were not included in the Benchmark, rose amid lower fuel costs and increased U.S. consumer spending. Shares of Dr. Pepper Snapple, a maker and distributor of non-alcoholic beverages not included in the Benchmark, rose after the company raised its earnings forecast. Shares of PBF Energy, a petroleum refiner and transportation company, rose on investor expectations that demand for refined products will exceed new refinery capacity amid weakness in energy prices.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers utilized a bottom-up approach to stock selection and sought to identify durable franchises possessing the ability to generate, in the portfolio managers’ view, significant levels of free cash flow. The Fund’s largest overweight position remained the consumer discretionary sector, where the Fund’s portfolio managers found what they believed to be compelling investment opportunities. The Fund’s largest underweight position was in the energy sector.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Wells Fargo & Co.	4.0%
2.	Pfizer, Inc.	2.6
3.	Exxon Mobil Corp.	2.2
4.	Capital One Financial Corp.	2.0
5.	Bank of America Corp.	2.0
6.	Loews Corp.	1.9
7.	Delta Air Lines, Inc.	1.6
8.	American International Group, Inc.	1.5
9.	Johnson & Johnson	1.5
10.	M&T Bank Corp.	1.5

PORTFOLIO COMPOSITION BY SECTOR***
Financials	36.2%
Consumer Discretionary	14.4
Health Care	8.6
Industrials	7.5
Information Technology	6.9
Utilities	6.4
Energy	6.4
Consumer Staples	4.9
Materials	4.0
Telecommunication Services	2.0
Short-Term Investment	2.7

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of December 31, 2015. The Fund’s portfolio composition is subject to change.

14	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2015

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2015

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	February 28, 2005
Without Sales Charge		(5.28)%	(4.73)%	11.19%	8.32%
With Sales Charge**		(10.24)	(9.72)	9.99	7.74
CLASS C SHARES	February 28, 2005
Without CDSC		(5.49)	(5.17)	10.64	7.79
With CDSC***		(6.49)	(6.17)	10.64	7.79
INSTITUTIONAL CLASS SHARES	February 28, 2005	(5.04)	(4.24)	11.75	8.88
SELECT CLASS SHARES	February 28, 2005	(5.13)	(4.46)	11.47	8.60

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/05 TO 12/31/15)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan Value Advantage Fund, the Russell 3000 Value Index and the Lipper Multi-Cap Value Funds Index from December 31, 2005 to December 31, 2015. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell 3000 Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Multi-Cap Value Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the

Fund. The Russell 3000 Value Index is an unmanaged index which measures the performance of those Russell 3000 companies (largest 3000 U.S. companies) with lower price-to-book ratios and lower forecasted growth values. The Lipper Multi-Cap Value Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Class Shares have a $3,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

DECEMBER 31, 2015	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	15

JPMorgan Growth Advantage Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2015 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 97.0%
	Consumer Discretionary — 18.5%
	Automobiles — 1.0%
283	Tesla Motors, Inc. (a)	67,923

	Hotels, Restaurants & Leisure — 3.5%
3,706	Hilton Worldwide Holdings, Inc.	79,300
1,125	Norwegian Cruise Line Holdings Ltd. (a)	65,913
1,395	Starbucks Corp.	83,754

		228,967

	Household Durables — 1.9%
633	Mohawk Industries, Inc. (a)	119,884

	Internet & Catalog Retail — 6.9%
332	Amazon.com, Inc. (a)	224,666
651	Netflix, Inc. (a)	74,461
72	Priceline Group, Inc. (The) (a)	92,306
1,202	Wayfair, Inc., Class A (a)	57,216

		448,649

	Multiline Retail — 1.3%
1,135	Dollar General Corp.	81,536

	Specialty Retail — 3.9%
1,192	GameStop Corp., Class A	33,413
960	Home Depot, Inc. (The)	126,973
492	Ulta Salon Cosmetics & Fragrance, Inc. (a)	90,983

		251,369

	Total Consumer Discretionary	1,198,328

	Consumer Staples — 1.6%
	Beverages — 0.9%
389	Monster Beverage Corp. (a)	57,931

	Food & Staples Retailing — 0.7%
1,684	Sprouts Farmers Market, Inc. (a)	44,790

	Total Consumer Staples	102,721

	Energy — 1.5%
	Oil, Gas & Consumable Fuels — 1.5%
874	Concho Resources, Inc. (a)	81,178
713	Range Resources Corp.	17,550

	Total Energy	98,728

	Financials — 7.7%
	Banks — 1.7%
919	East West Bancorp, Inc.	38,206
460	Signature Bank (a)	70,520

		108,726

	Capital Markets — 2.8%
347	Affiliated Managers Group, Inc. (a)	55,405

SHARES	SECURITY DESCRIPTION	VALUE($)

	Capital Markets — continued
2,155	Charles Schwab Corp. (The)	70,964
1,217	Lazard Ltd., (Bermuda), Class A	54,759

		181,128

	Diversified Financial Services — 1.3%
848	McGraw Hill Financial, Inc.	83,556

	Insurance — 0.4%
393	AmTrust Financial Services, Inc.	24,172

	Real Estate Management & Development — 1.5%
2,817	CBRE Group, Inc., Class A (a)	97,412

	Total Financials	494,994

	Health Care — 17.1%
	Biotechnology — 8.1%
1,045	Celgene Corp. (a)	125,089
1,382	Gilead Sciences, Inc.	139,834
591	Kite Pharma, Inc. (a)	36,430
263	Regeneron Pharmaceuticals, Inc. (a)	142,612
630	Vertex Pharmaceuticals, Inc. (a)	79,223

		523,188

	Health Care Equipment & Supplies — 0.3%
1,566	Novadaq Technologies, Inc., (Canada) (a)	19,955

	Health Care Providers & Services — 5.1%
1,017	Acadia Healthcare Co., Inc. (a)	63,534
398	Aetna, Inc.	43,032
1,691	Envision Healthcare Holdings, Inc. (a)	43,926
287	Humana, Inc.	51,179
1,117	UnitedHealth Group, Inc.	131,345

		333,016

	Health Care Technology — 0.7%
1,623	Veeva Systems, Inc., Class A (a)	46,826

	Life Sciences Tools & Services — 1.5%
506	Illumina, Inc. (a)	97,028

	Pharmaceuticals — 1.4%
967	Revance Therapeutics, Inc. (a)	33,029
545	Valeant Pharmaceuticals International, Inc. (a)	55,399

		88,428

	Total Health Care	1,108,441

	Industrials — 12.4%
	Airlines — 1.1%
1,379	Delta Air Lines, Inc.	69,922

	Building Products — 2.9%
678	Advanced Drainage Systems, Inc.	16,283

SEE NOTES TO FINANCIAL STATEMENTS.

16	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2015

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Building Products — continued
808	Caesarstone Sdot-Yam Ltd., (Israel) (a)	35,032
1,224	Fortune Brands Home & Security, Inc.	67,938
545	Lennox International, Inc.	68,070

		187,323

	Commercial Services & Supplies — 2.1%
551	Stericycle, Inc. (a)	66,499
1,211	Waste Connections, Inc.	68,214

		134,713

	Electrical Equipment — 2.7%
617	Acuity Brands, Inc.	144,278
572	SolarCity Corp. (a)	29,199

		173,477

	Industrial Conglomerates — 1.1%
840	Carlisle Cos., Inc.	74,464

	Road & Rail — 0.4%
496	Old Dominion Freight Line, Inc. (a)	29,313

	Trading Companies & Distributors — 2.1%
2,826	HD Supply Holdings, Inc. (a)	84,862
414	Watsco, Inc.	48,480

		133,342

	Total Industrials	802,554

	Information Technology — 34.1%
	Communications Equipment — 3.7%
1,065	Arista Networks, Inc. (a)	82,915
1,265	Harris Corp.	109,885
246	Palo Alto Networks, Inc. (a)	43,401

		236,201

	Electronic Equipment, Instruments & Components — 0.8%
1,017	Amphenol Corp., Class A	53,113

	Internet Software & Services — 10.2%
443	Alphabet, Inc., Class C (a)	336,491
260	CoStar Group, Inc. (a)	53,719
2,581	Facebook, Inc., Class A (a)	270,106

		660,316

	IT Services — 6.3%
557	Gartner, Inc. (a)	50,511
1,315	MasterCard, Inc., Class A	128,009
1,857	PayPal Holdings, Inc. (a)	67,231
1,393	VeriFone Systems, Inc. (a)	39,029
1,604	Visa, Inc., Class A	124,351

		409,131

SHARES	SECURITY DESCRIPTION	VALUE($)

	Semiconductors & Semiconductor Equipment — 3.3%
638	Avago Technologies Ltd., (Singapore)	92,649
462	Lam Research Corp.	36,716
990	NXP Semiconductors N.V., (Netherlands) (a)	83,408

		212,773

	Software — 7.3%
641	Adobe Systems, Inc. (a)	60,206
1,283	Electronic Arts, Inc. (a)	88,175
970	Guidewire Software, Inc. (a)	58,349
1,552	Microsoft Corp.	86,094
978	Mobileye N.V., (Israel) (a)	41,362
619	ServiceNow, Inc. (a)	53,572
533	Splunk, Inc. (a)	31,328
703	Workday, Inc., Class A (a)	56,039

		475,125

	Technology Hardware, Storage & Peripherals — 2.5%
1,511	Apple, Inc.	159,064
158	Nimble Storage, Inc. (a)	1,451

		160,515

	Total Information Technology	2,207,174

	Materials — 4.1%
	Chemicals — 2.8%
457	Air Products & Chemicals, Inc.	59,421
633	PPG Industries, Inc.	62,593
215	Sherwin-Williams Co. (The)	55,892

		177,906

	Construction Materials — 1.3%
612	Eagle Materials, Inc.	36,959
516	Vulcan Materials Co.	48,957

		85,916

	Total Materials	263,822

	Total Common Stocks (Cost $4,895,537)	6,276,762

Short-Term Investment — 2.6%
	Investment Company — 2.6%
170,071	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.170% (b) (l) (Cost $170,071)	170,071

	Total Investments — 99.6% (Cost $5,065,608)	6,446,833
	Other Assets in Excess of Liabilities — 0.4%	27,743

	NET ASSETS — 100.0%	$6,474,576

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2015	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	17

JPMorgan Mid Cap Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2015 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 97.3%
	Consumer Discretionary — 19.5%
	Automobiles — 0.5%
62	Tesla Motors, Inc. (a)	14,761

	Distributors — 0.5%
188	Genuine Parts Co.	16,131

	Hotels, Restaurants & Leisure — 2.7%
356	Aramark	11,468
16	Chipotle Mexican Grill, Inc. (a)	7,870
1,234	Hilton Worldwide Holdings, Inc.	26,397
165	Marriott International, Inc., Class A	11,073
463	Norwegian Cruise Line Holdings Ltd. (a)	27,113
30	Starwood Hotels & Resorts Worldwide, Inc.	2,086

		86,007

	Household Durables — 3.1%
370	Jarden Corp. (a)	21,122
337	Mohawk Industries, Inc. (a)	63,744
425	Toll Brothers, Inc. (a)	14,142

		99,008

	Internet & Catalog Retail — 1.8%
179	Expedia, Inc.	22,246
107	Netflix, Inc. (a)	12,239
118	TripAdvisor, Inc. (a)	10,043
302	Wayfair, Inc., Class A (a)	14,362

		58,890

	Media — 1.3%
196	CBS Corp. (Non-Voting), Class B	9,246
264	DISH Network Corp., Class A (a)	15,076
472	TEGNA, Inc.	12,056
357	Time, Inc.	5,595

		41,973

	Multiline Retail — 2.0%
443	Dollar General Corp.	31,817
464	Kohl’s Corp.	22,116
210	Nordstrom, Inc.	10,472

		64,405

	Specialty Retail — 6.5%
25	AutoZone, Inc. (a)	18,615
274	Bed Bath & Beyond, Inc. (a)	13,219
522	Best Buy Co., Inc.	15,886
353	GameStop Corp., Class A	9,909
573	Gap, Inc. (The)	14,161
225	L Brands, Inc.	21,521
92	O’Reilly Automotive, Inc. (a)	23,416

SHARES	SECURITY DESCRIPTION	VALUE($)

	Specialty Retail — continued
371	Ross Stores, Inc.	19,974
208	Tiffany & Co.	15,888
195	Tractor Supply Co.	16,681
164	Ulta Salon Cosmetics & Fragrance, Inc. (a)	30,359
155	Williams-Sonoma, Inc.	9,064

		208,693

	Textiles, Apparel & Luxury Goods — 1.1%
344	Gildan Activewear, Inc., (Canada)	9,790
163	PVH Corp.	12,010
234	V.F. Corp.	14,536

		36,336

	Total Consumer Discretionary	626,204

	Consumer Staples — 4.4%
	Beverages — 1.9%
100	Constellation Brands, Inc., Class A	14,278
188	Dr. Pepper Snapple Group, Inc.	17,537
204	Monster Beverage Corp. (a)	30,373

		62,188

	Food & Staples Retailing — 1.6%
544	Kroger Co. (The)	22,744
1,629	Rite Aid Corp. (a)	12,772
596	Sprouts Farmers Market, Inc. (a)	15,840

		51,356

	Food Products — 0.3%
123	Hershey Co. (The)	11,022

	Household Products — 0.2%
161	Energizer Holdings, Inc.	5,481

	Personal Products — 0.4%
153	Edgewell Personal Care Co.	11,992

	Total Consumer Staples	142,039

	Energy — 3.3%
	Oil, Gas & Consumable Fuels — 3.3%
947	Columbia Pipeline Group, Inc.	18,934
239	Concho Resources, Inc. (a)	22,221
582	Energen Corp.	23,846
398	EQT Corp.	20,771
263	PBF Energy, Inc., Class A	9,691
183	Range Resources Corp.	4,496
736	Southwestern Energy Co. (a)	5,230

	Total Energy	105,189

SEE NOTES TO FINANCIAL STATEMENTS.

18	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2015

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Financials — 20.8%
	Banks — 4.5%
507	Citizens Financial Group, Inc.	13,266
353	East West Bancorp, Inc.	14,666
1,083	Fifth Third Bancorp	21,776
175	First Republic Bank	11,564
556	Huntington Bancshares, Inc.	6,146
227	M&T Bank Corp.	27,481
157	Signature Bank (a)	24,033
515	SunTrust Banks, Inc.	22,062
170	Zions Bancorporation	4,649

		145,643

	Capital Markets — 4.1%
132	Affiliated Managers Group, Inc. (a)	21,025
164	Ameriprise Financial, Inc.	17,402
417	Invesco Ltd.	13,970
375	Lazard Ltd., (Bermuda), Class A	16,883
169	Legg Mason, Inc.	6,644
153	Northern Trust Corp.	11,057
232	Oaktree Capital Group LLC	11,071
247	T. Rowe Price Group, Inc.	17,649
447	TD Ameritrade Holding Corp.	15,522

		131,223

	Consumer Finance — 0.3%
534	Ally Financial, Inc. (a)	9,949

	Diversified Financial Services — 1.0%
339	McGraw Hill Financial, Inc.	33,459

	Insurance — 4.3%
23	Alleghany Corp. (a)	10,761
125	Chubb Corp. (The)	16,569
425	Hartford Financial Services Group, Inc. (The)	18,462
641	Loews Corp.	24,606
395	Marsh & McLennan Cos., Inc.	21,880
215	Progressive Corp. (The)	6,852
433	Unum Group	14,428
120	W.R. Berkley Corp.	6,578
462	XL Group plc, (Ireland)	18,115

		138,251

	Real Estate Investment Trusts (REITs) — 5.4%
275	American Campus Communities, Inc.	11,382
394	American Homes 4 Rent, Class A	6,563
106	AvalonBay Communities, Inc.	19,430
92	Boston Properties, Inc.	11,702
553	Brixmor Property Group, Inc.	14,283

SHARES	SECURITY DESCRIPTION	VALUE($)

	Real Estate Investment Trusts (REITs) — continued
539	General Growth Properties, Inc.	14,666
232	HCP, Inc.	8,874
701	Kimco Realty Corp.	18,536
177	LaSalle Hotel Properties	4,448
374	Outfront Media, Inc.	8,159
393	Rayonier, Inc.	8,716
160	Regency Centers Corp.	10,907
178	Vornado Realty Trust	17,800
413	Weyerhaeuser Co.	12,393
76	WP Carey, Inc.	4,508

		172,367

	Real Estate Management & Development — 1.2%
1,074	CBRE Group, Inc., Class A (a)	37,125

	Total Financials	668,017

	Health Care — 9.7%
	Biotechnology — 1.8%
199	BioMarin Pharmaceutical, Inc. (a)	20,847
98	Incyte Corp. (a)	10,639
45	Intercept Pharmaceuticals, Inc. (a)	6,765
137	Kite Pharma, Inc. (a)	8,442
88	Vertex Pharmaceuticals, Inc. (a)	11,111

		57,804

	Health Care Equipment & Supplies — 1.0%
111	Edwards Lifesciences Corp. (a)	8,783
223	Sirona Dental Systems, Inc. (a)	24,445

		33,228

	Health Care Providers & Services — 4.8%
311	Acadia Healthcare Co., Inc. (a)	19,431
194	AmerisourceBergen Corp.	20,071
146	Cigna Corp.	21,313
689	Envision Healthcare Holdings, Inc. (a)	17,883
79	Henry Schein, Inc. (a)	12,428
251	Humana, Inc.	44,789
303	Premier, Inc., Class A (a)	10,673
80	Universal Health Services, Inc., Class B	9,607

		156,195

	Health Care Technology — 0.7%
467	Inovalon Holdings, Inc., Class A (a)	7,935
465	Veeva Systems, Inc., Class A (a)	13,424

		21,359

	Life Sciences Tools & Services — 0.7%
115	Illumina, Inc. (a)	22,012

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2015	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	19

JPMorgan Mid Cap Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2015 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Pharmaceuticals — 0.7%
112	Jazz Pharmaceuticals plc, (Ireland) (a)	15,743
55	Valeant Pharmaceuticals International, Inc. (a)	5,550

		21,293

	Total Health Care	311,891

	Industrials — 13.5%
	Airlines — 1.2%
730	Delta Air Lines, Inc.	37,024

	Building Products — 2.4%
206	A.O. Smith Corp.	15,759
695	Fortune Brands Home & Security, Inc.	38,549
193	Lennox International, Inc.	24,043

		78,351

	Commercial Services & Supplies — 1.5%
192	Stericycle, Inc. (a)	23,174
449	Waste Connections, Inc.	25,282

		48,456

	Electrical Equipment — 2.8%
173	Acuity Brands, Inc.	40,541
275	AMETEK, Inc.	14,719
180	Hubbell, Inc.	18,150
168	Regal Beloit Corp.	9,827
145	SolarCity Corp. (a)	7,413

		90,650

	Industrial Conglomerates — 1.3%
460	Carlisle Cos., Inc.	40,817

	Machinery — 2.0%
228	IDEX Corp.	17,452
151	Middleby Corp. (The) (a)	16,278
411	Rexnord Corp. (a)	7,456
89	Snap-on, Inc.	15,254
73	WABCO Holdings, Inc. (a)	7,475

		63,915

	Professional Services — 0.4%
123	Equifax, Inc.	13,699

	Road & Rail — 0.3%
155	Old Dominion Freight Line, Inc. (a)	9,126

	Trading Companies & Distributors — 1.6%
786	HD Supply Holdings, Inc. (a)	23,615
246	MSC Industrial Direct Co., Inc., Class A	13,835
121	Watsco, Inc.	14,167

		51,617

	Total Industrials	433,655

SHARES	SECURITY DESCRIPTION	VALUE($)

	Information Technology — 17.1%
	Communications Equipment — 2.8%
307	Arista Networks, Inc. (a)	23,889
401	Ciena Corp. (a)	8,305
314	CommScope Holding Co., Inc. (a)	8,127
367	Harris Corp.	31,901
99	Palo Alto Networks, Inc. (a)	17,402

		89,624

	Electronic Equipment, Instruments & Components — 2.2%
790	Amphenol Corp., Class A	41,261
436	Arrow Electronics, Inc. (a)	23,636
248	Fitbit, Inc., Class A (a)	7,324

		72,221

	Internet Software & Services — 0.6%
97	CoStar Group, Inc. (a)	19,966
70	Match Group, Inc. (a)	954

		20,920

	IT Services — 3.3%
84	Alliance Data Systems Corp. (a)	23,121
229	Gartner, Inc. (a)	20,770
384	Jack Henry & Associates, Inc.	30,009
356	Vantiv, Inc., Class A (a)	16,901
498	VeriFone Systems, Inc. (a)	13,962

		104,763

	Semiconductors & Semiconductor Equipment — 3.1%
244	Analog Devices, Inc.	13,518
104	Avago Technologies Ltd., (Singapore)	15,154
89	Cavium, Inc. (a)	5,830
146	KLA-Tencor Corp.	10,096
208	Lam Research Corp.	16,495
256	NXP Semiconductors N.V., (Netherlands) (a)	21,560
363	Xilinx, Inc.	17,035

		99,688

	Software — 5.1%
280	Atlassian Corp. plc, (United Kingdom), Class A (a)	8,416
470	Electronic Arts, Inc. (a)	32,305
284	Guidewire Software, Inc. (a)	17,097
317	Mobileye N.V., (Israel) (a)	13,407
259	ServiceNow, Inc. (a)	22,428
233	Splunk, Inc. (a)	13,709
508	Synopsys, Inc. (a)	23,180
162	Tableau Software, Inc., Class A (a)	15,283
238	Workday, Inc., Class A (a)	18,932

		164,757

	Total Information Technology	551,973

SEE NOTES TO FINANCIAL STATEMENTS.

20	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2015

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Materials — 4.6%
	Chemicals — 2.2%
93	Airgas, Inc.	12,873
174	Albemarle Corp.	9,745
120	PPG Industries, Inc.	11,809
144	Sherwin-Williams Co. (The)	37,372

		71,799

	Construction Materials — 0.9%
263	Eagle Materials, Inc.	15,863
146	Vulcan Materials Co.	13,818

		29,681

	Containers & Packaging — 1.5%
192	Ball Corp.	13,999
358	Silgan Holdings, Inc.	19,248
327	WestRock Co.	14,897

		48,144

	Total Materials	149,624

	Utilities — 4.4%
	Electric Utilities — 1.6%
231	Edison International	13,695
451	Westar Energy, Inc.	19,114
499	Xcel Energy, Inc.	17,912

		50,721

SHARES	SECURITY DESCRIPTION	VALUE($)

	Gas Utilities — 0.9%
197	National Fuel Gas Co.	8,413
1,039	Questar Corp.	20,230

		28,643

	Multi-Utilities — 1.9%
1,081	CenterPoint Energy, Inc.	19,853
484	CMS Energy Corp.	17,461
102	Sempra Energy	9,617
285	WEC Energy Group, Inc.	14,638

		61,569

	Total Utilities	140,933

	Total Common Stocks (Cost $2,522,806)	3,129,525

Short-Term Investment — 2.7%
	Investment Company — 2.7%
85,656	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.170% (b) (l) (Cost $85,656)	85,656

	Total Investments — 100.0% (Cost $2,608,462)	3,215,181
	Other Assets in Excess of Liabilities — 0.0% (g)	580

	NET ASSETS — 100.0%	$3,215,761

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2015	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	21

JPMorgan Mid Cap Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2015 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 96.8%
	Consumer Discretionary — 21.6%
	Automobiles — 0.9%
108	Tesla Motors, Inc. (a)	25,813

	Hotels, Restaurants & Leisure — 4.4%
619	Aramark	19,975
28	Chipotle Mexican Grill, Inc. (a)	13,471
2,146	Hilton Worldwide Holdings, Inc.	45,932
806	Norwegian Cruise Line Holdings Ltd. (a)	47,206

		126,584

	Household Durables — 3.1%
337	Mohawk Industries, Inc. (a)	63,838
742	Toll Brothers, Inc. (a)	24,699

		88,537

	Internet & Catalog Retail — 2.2%
189	Netflix, Inc. (a)	21,644
207	TripAdvisor, Inc. (a)	17,606
528	Wayfair, Inc., Class A (a)	25,159

		64,409

	Multiline Retail — 1.9%
770	Dollar General Corp.	55,364

	Specialty Retail — 8.0%
617	GameStop Corp., Class A	17,287
391	L Brands, Inc.	37,508
161	O’Reilly Automotive, Inc. (a)	40,817
656	Ross Stores, Inc.	35,315
340	Tractor Supply Co.	29,107
285	Ulta Salon Cosmetics & Fragrance, Inc. (a)	52,811
272	Williams-Sonoma, Inc.	15,903

		228,748

	Textiles, Apparel & Luxury Goods — 1.1%
604	Gildan Activewear, Inc., (Canada)	17,170
222	V.F. Corp.	13,813

		30,983

	Total Consumer Discretionary	620,438

	Consumer Staples — 2.8%
	Beverages — 1.8%
355	Monster Beverage Corp. (a)	52,835

	Food & Staples Retailing — 1.0%
1,041	Sprouts Farmers Market, Inc. (a)	27,674

	Total Consumer Staples	80,509

SHARES	SECURITY DESCRIPTION	VALUE($)

	Energy — 1.6%
	Oil, Gas & Consumable Fuels — 1.6%
420	Concho Resources, Inc. (a)	39,031
327	Range Resources Corp.	8,038

	Total Energy	47,069

	Financials — 10.3%
	Banks — 2.1%
463	East West Bancorp, Inc.	19,253
259	Signature Bank (a)	39,700

		58,953

	Capital Markets — 3.9%
229	Affiliated Managers Group, Inc. (a)	36,619
660	Lazard Ltd., (Bermuda), Class A	29,688
405	Oaktree Capital Group LLC	19,326
776	TD Ameritrade Holding Corp.	26,926

		112,559

	Diversified Financial Services — 2.0%
592	McGraw Hill Financial, Inc.	58,313

	Real Estate Management & Development — 2.3%
1,866	CBRE Group, Inc., Class A (a)	64,527

	Total Financials	294,352

	Health Care — 13.9%
	Biotechnology — 3.6%
350	BioMarin Pharmaceutical, Inc. (a)	36,635
172	Incyte Corp. (a)	18,618
80	Intercept Pharmaceuticals, Inc. (a)	11,914
240	Kite Pharma, Inc. (a)	14,807
155	Vertex Pharmaceuticals, Inc. (a)	19,540

		101,514

	Health Care Equipment & Supplies — 2.0%
195	Edwards Lifesciences Corp. (a)	15,417
389	Sirona Dental Systems, Inc. (a)	42,570

		57,987

	Health Care Providers & Services — 4.4%
542	Acadia Healthcare Co., Inc. (a)	33,862
1,201	Envision Healthcare Holdings, Inc. (a)	31,194
231	Humana, Inc.	41,287
530	Premier, Inc., Class A (a)	18,710

		125,053

	Health Care Technology — 1.3%
780	Inovalon Holdings, Inc., Class A (a)	13,268
814	Veeva Systems, Inc., Class A (a)	23,482

		36,750

SEE NOTES TO FINANCIAL STATEMENTS.

22	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2015

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Life Sciences Tools & Services — 1.3%
200	Illumina, Inc. (a)	38,385

	Pharmaceuticals — 1.3%
195	Jazz Pharmaceuticals plc, (Ireland) (a)	27,475
98	Valeant Pharmaceuticals International, Inc. (a)	9,911

		37,386

	Total Health Care	397,075

	Industrials — 17.7%
	Airlines — 2.2%
1,270	Delta Air Lines, Inc.	64,365

	Building Products — 3.9%
359	A.O. Smith Corp.	27,518
742	Fortune Brands Home & Security, Inc.	41,170
335	Lennox International, Inc.	41,858

		110,546

	Commercial Services & Supplies — 2.9%
335	Stericycle, Inc. (a)	40,376
782	Waste Connections, Inc.	44,029

		84,405

	Electrical Equipment — 2.9%
304	Acuity Brands, Inc.	71,012
258	SolarCity Corp. (a)	13,148

		84,160

	Industrial Conglomerates — 1.4%
455	Carlisle Cos., Inc.	40,312

	Machinery — 1.5%
263	Middleby Corp. (The) (a)	28,418
129	WABCO Holdings, Inc. (a)	13,151

		41,569

	Road & Rail — 0.6%
268	Old Dominion Freight Line, Inc. (a)	15,831

	Trading Companies & Distributors — 2.3%
1,369	HD Supply Holdings, Inc. (a)	41,122
209	Watsco, Inc.	24,537

		65,659

	Total Industrials	506,847

	Information Technology — 24.8%
	Communications Equipment — 5.0%
535	Arista Networks, Inc. (a)	41,623
711	Ciena Corp. (a)	14,707
639	Harris Corp.	55,492
175	Palo Alto Networks, Inc. (a)	30,792

		142,614

SHARES	SECURITY DESCRIPTION	VALUE($)

	Electronic Equipment, Instruments & Components — 2.1%
876	Amphenol Corp., Class A	45,771
436	Fitbit, Inc., Class A (a)	12,915

		58,686

	Internet Software & Services — 1.2%
168	CoStar Group, Inc. (a)	34,802

	IT Services — 4.5%
146	Alliance Data Systems Corp. (a)	40,293
399	Gartner, Inc. (a)	36,205
625	Vantiv, Inc., Class A (a)	29,649
835	VeriFone Systems, Inc. (a)	23,387

		129,534

	Semiconductors & Semiconductor Equipment — 3.4%
183	Avago Technologies Ltd., (Singapore)	26,495
157	Cavium, Inc. (a)	10,331
307	Lam Research Corp.	24,373
446	NXP Semiconductors N.V., (Netherlands) (a)	37,581

		98,780

	Software — 8.6%
485	Atlassian Corp. plc, (United Kingdom), Class A (a)	14,583
818	Electronic Arts, Inc. (a)	56,179
496	Guidewire Software, Inc. (a)	29,847
554	Mobileye N.V., (Israel) (a)	23,441
451	ServiceNow, Inc. (a)	39,080
407	Splunk, Inc. (a)	23,955
287	Tableau Software, Inc., Class A (a)	27,039
414	Workday, Inc., Class A (a)	33,012

		247,136

	Total Information Technology	711,552

	Materials — 4.1%
	Chemicals — 2.3%
209	PPG Industries, Inc.	20,665
172	Sherwin-Williams Co. (The)	44,584

		65,249

	Construction Materials — 1.8%
458	Eagle Materials, Inc.	27,667
254	Vulcan Materials Co.	24,147

		51,814

	Total Materials	117,063

	Total Common Stocks (Cost $2,412,730)	2,774,905

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2015	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	23

JPMorgan Mid Cap Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2015 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Short-Term Investment — 3.3%
	Investment Company — 3.3%
94,931	JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares, 0.210% (b) (l) (Cost $94,931)	94,931

	Total Investments — 100.1% (Cost $2,507,661)	2,869,836
	Liabilities in Excess of Other Assets — (0.1)%	(3,825)

	NET ASSETS — 100.0%	$2,866,011

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

24	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2015

JPMorgan Mid Cap Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2015 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 99.2%
	Consumer Discretionary — 17.6%
	Distributors — 1.0%
1,768	Genuine Parts Co.	151,822

	Hotels, Restaurants & Leisure — 0.9%
1,583	Marriott International, Inc., Class A	106,153
292	Starwood Hotels & Resorts Worldwide, Inc.	20,255

		126,408

	Household Durables — 3.2%
3,548	Jarden Corp. (a)	202,639
1,370	Mohawk Industries, Inc. (a)	259,441

		462,080

	Internet & Catalog Retail — 1.4%
1,686	Expedia, Inc.	209,579

	Media — 2.7%
1,867	CBS Corp. (Non-Voting), Class B	87,996
2,521	DISH Network Corp., Class A (a)	144,148
4,485	TEGNA, Inc.	114,462
3,340	Time, Inc.	52,331

		398,937

	Multiline Retail — 2.1%
4,442	Kohl’s Corp.	211,550
2,009	Nordstrom, Inc.	100,068

		311,618

	Specialty Retail — 5.1%
237	AutoZone, Inc. (a)	175,961
2,641	Bed Bath & Beyond, Inc. (a)	127,438
5,053	Best Buy Co., Inc.	153,879
5,478	Gap, Inc. (The)	135,307
1,978	Tiffany & Co.	150,887

		743,472

	Textiles, Apparel & Luxury Goods — 1.2%
1,530	PVH Corp.	112,707
1,067	V.F. Corp.	66,444

		179,151

	Total Consumer Discretionary	2,583,067

	Consumer Staples — 6.2%
	Beverages — 2.1%
942	Constellation Brands, Inc., Class A	134,209
1,886	Dr. Pepper Snapple Group, Inc.	175,808

		310,017

	Food & Staples Retailing — 2.3%
5,115	Kroger Co. (The)	213,977

SHARES	SECURITY DESCRIPTION	VALUE($)

	Food & Staples Retailing — continued
15,560	Rite Aid Corp. (a)	121,990

		335,967

	Food Products — 0.7%
1,184	Hershey Co. (The)	105,658

	Household Products — 0.3%
1,543	Energizer Holdings, Inc.	52,542

	Personal Products — 0.8%
1,463	Edgewell Personal Care Co.	114,636

	Total Consumer Staples	918,820

	Energy — 4.9%
	Oil, Gas & Consumable Fuels — 4.9%
8,881	Columbia Pipeline Group, Inc.	177,624
5,408	Energen Corp.	221,670
3,703	EQT Corp.	193,036
2,503	PBF Energy, Inc., Class A	92,130
4,179	Southwestern Energy Co. (a)	29,710

	Total Energy	714,170

	Financials — 32.4%
	Banks — 7.2%
4,791	Citizens Financial Group, Inc.	125,479
11,271	Fifth Third Bancorp	226,551
1,965	First Republic Bank	129,827
5,177	Huntington Bancshares, Inc.	57,257
2,143	M&T Bank Corp.	259,742
5,028	SunTrust Banks, Inc.	215,415
1,631	Zions Bancorporation	44,514

		1,058,785

	Capital Markets — 4.4%
1,655	Ameriprise Financial, Inc.	176,124
3,935	Invesco Ltd.	131,754
1,751	Legg Mason, Inc.	68,687
1,450	Northern Trust Corp.	104,554
2,309	T. Rowe Price Group, Inc.	165,103

		646,222

	Consumer Finance — 0.7%
4,995	Ally Financial, Inc. (a)	93,110

	Insurance — 9.0%
214	Alleghany Corp. (a)	102,246
1,207	Chubb Corp. (The)	160,127
4,083	Hartford Financial Services Group, Inc. (The)	177,436
6,215	Loews Corp.	238,658
3,701	Marsh & McLennan Cos., Inc.	205,223

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2015	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	25

JPMorgan Mid Cap Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2015 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Insurance — continued
2,066	Progressive Corp. (The)	65,698
4,150	Unum Group	138,151
1,153	W.R. Berkley Corp.	63,126
4,448	XL Group plc, (Ireland)	174,272

		1,324,937

	Real Estate Investment Trusts (REITs) — 11.1%
2,601	American Campus Communities, Inc.	107,540
3,689	American Homes 4 Rent, Class A	61,465
1,007	AvalonBay Communities, Inc.	185,480
872	Boston Properties, Inc.	111,151
5,251	Brixmor Property Group, Inc.	135,586
5,105	General Growth Properties, Inc.	138,901
2,193	HCP, Inc.	83,842
6,696	Kimco Realty Corp.	177,165
1,672	LaSalle Hotel Properties	42,060
3,528	Outfront Media, Inc.	77,006
3,699	Rayonier, Inc.	82,119
1,517	Regency Centers Corp.	103,336
2,225	Starwood Property Trust, Inc.	45,746
1,683	Vornado Realty Trust	168,209
3,898	Weyerhaeuser Co.	116,853

		1,636,459

	Total Financials	4,759,513

	Health Care — 5.4%
	Health Care Providers & Services — 5.4%
1,821	AmerisourceBergen Corp.	188,885
1,395	Cigna Corp.	204,143
727	Henry Schein, Inc. (a)	115,045
1,131	Humana, Inc.	201,837
769	Universal Health Services, Inc., Class B	91,888

	Total Health Care	801,798

	Industrials — 9.1%
	Building Products — 1.0%
2,564	Fortune Brands Home & Security, Inc.	142,290

	Electrical Equipment — 2.7%
2,612	AMETEK, Inc.	139,973
1,705	Hubbell, Inc.	172,239
1,578	Regal Beloit Corp.	92,331

		404,543

	Industrial Conglomerates — 1.1%
1,887	Carlisle Cos., Inc.	167,322

SHARES	SECURITY DESCRIPTION	VALUE($)

	Machinery — 2.6%
2,179	IDEX Corp.	166,913
3,890	Rexnord Corp. (a)	70,479
833	Snap-on, Inc.	142,886

		380,278

	Professional Services — 0.9%
1,144	Equifax, Inc.	127,407

	Trading Companies & Distributors — 0.8%
2,153	MSC Industrial Direct Co., Inc., Class A	121,155

	Total Industrials	1,342,995

	Information Technology — 9.1%
	Communications Equipment — 0.5%
2,912	CommScope Holding Co., Inc. (a)	75,404

	Electronic Equipment, Instruments & Components — 2.5%
2,661	Amphenol Corp., Class A	139,000
4,182	Arrow Electronics, Inc. (a)	226,567

		365,567

	Internet Software & Services — 0.0% (g)
654	Match Group, Inc. (a)	8,858

	IT Services — 1.9%
3,571	Jack Henry & Associates, Inc.	278,791

	Semiconductors & Semiconductor Equipment — 2.7%
2,489	Analog Devices, Inc.	137,670
1,376	KLA-Tencor Corp.	95,392
3,373	Xilinx, Inc.	158,444

		391,506

	Software — 1.5%
4,793	Synopsys, Inc. (a)	218,628

	Total Information Technology	1,338,754

	Materials — 5.3%
	Chemicals — 2.2%
866	Airgas, Inc.	119,747
1,638	Albemarle Corp.	91,767
435	Sherwin-Williams Co. (The)	112,889

		324,403

	Containers & Packaging — 3.1%
1,815	Ball Corp.	132,023
3,450	Silgan Holdings, Inc.	185,324
3,031	WestRock Co.	138,269

		455,616

	Total Materials	780,019

SEE NOTES TO FINANCIAL STATEMENTS.

26	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2015

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Utilities — 9.2%
	Electric Utilities — 3.3%
2,239	Edison International	132,563
4,302	Westar Energy, Inc.	182,468
4,756	Xcel Energy, Inc.	170,775

		485,806

	Gas Utilities — 1.9%
1,863	National Fuel Gas Co.	79,653
9,821	Questar Corp.	191,312

		270,965

	Multi-Utilities — 4.0%
10,427	CenterPoint Energy, Inc.	191,435
4,664	CMS Energy Corp.	168,269
969	Sempra Energy	91,051
2,698	WEC Energy Group, Inc.	138,439
		589,194

	Total Utilities	1,345,965

	Total Common Stocks (Cost $10,206,788)	14,585,101

SHARES	SECURITY DESCRIPTION	VALUE($)
Short-Term Investment — 1.2%
	Investment Company — 1.2%
180,998	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.170% (b) (l) (Cost $180,998)	180,998

	Total Investments — 100.4% (Cost $10,387,786)	14,766,099
	Liabilities in Excess of Other Assets — (0.4)%	(65,949)

	NET ASSETS — 100.0%	$14,700,150

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2015	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	27

JPMorgan Multi-Cap Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2015 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Long Positions — 99.5%
Common Stocks — 89.5%
	Consumer Discretionary — 11.4%
	Diversified Consumer Services — 1.0%
70	ServiceMaster Global Holdings, Inc. (a)	2,754

	Hotels, Restaurants & Leisure — 2.1%
39	Darden Restaurants, Inc.	2,494
49	Restaurant Brands International, Inc., (Canada)	1,849
11	Vail Resorts, Inc.	1,373

		5,716

	Household Durables — 1.4%
1	NVR, Inc. (a) (j)	1,109
59	PulteGroup, Inc.	1,048
47	Toll Brothers, Inc. (a)	1,554

		3,711

	Internet & Catalog Retail — 0.1%
132	Groupon, Inc. (a)	404

	Media — 0.9%
14	Sinclair Broadcast Group, Inc., Class A	463
485	Sirius XM Holdings, Inc. (a)	1,975
10	Time, Inc.	161

		2,599

	Multiline Retail — 1.9%
18	Dillard’s, Inc., Class A (j)	1,200
10	Kohl’s Corp.	488
25	Macy’s, Inc.	873
35	Target Corp.	2,509

		5,070

	Specialty Retail — 3.3%
75	Best Buy Co., Inc. (j)	2,280
36	GameStop Corp., Class A	1,014
37	GNC Holdings, Inc., Class A	1,134
33	Lowe’s Cos., Inc. (j)	2,505
210	Staples, Inc.	1,985

		8,918

	Textiles, Apparel & Luxury Goods — 0.7%
7	Carter’s, Inc.	587
16	Deckers Outdoor Corp. (a) (j)	741
17	Skechers U.S.A., Inc., Class A (a)	510

		1,838

	Total Consumer Discretionary	31,010

	Consumer Staples — 6.7%
	Beverages — 1.4%
42	Coca-Cola Enterprises, Inc.	2,083

SHARES	SECURITY DESCRIPTION	VALUE($)

	Beverages — continued
16	Molson Coors Brewing Co., Class B (j)	1,539

		3,622

	Food & Staples Retailing — 0.8%
12	Walgreens Boots Alliance, Inc.	990
20	Wal-Mart Stores, Inc.	1,234

		2,224

	Food Products — 3.4%
36	Bunge Ltd.	2,434
29	Ingredion, Inc. (j)	2,767
115	Pilgrim’s Pride Corp. (j)	2,541
1	Seaboard Corp. (a)	1,520

		9,262

	Household Products — 0.3%
26	Energizer Holdings, Inc.	874

	Personal Products — 0.5%
119	Avon Products, Inc.	483
17	Herbalife Ltd. (a)	938

		1,421

	Tobacco — 0.3%
17	Reynolds American, Inc.	796

	Total Consumer Staples	18,199

	Energy — 4.6%
	Energy Equipment & Services — 2.1%
15	Cameron International Corp. (a)	962
122	Ensco plc, (United Kingdom), Class A	1,882
57	Noble Corp. plc, (United Kingdom)	602
66	Superior Energy Services, Inc.	887
112	Transocean Ltd., (Switzerland)	1,389

		5,722

	Oil, Gas & Consumable Fuels — 2.5%
386	Denbury Resources, Inc.	780
31	Devon Energy Corp.	977
26	Marathon Oil Corp.	332
11	Tesoro Corp.	1,142
33	Valero Energy Corp.	2,333
26	World Fuel Services Corp.	1,013
50	WPX Energy, Inc. (a)	286

		6,863

	Total Energy	12,585

	Financials — 3.8%
	Banks — 0.3%
60	KeyCorp (j)	785

SEE NOTES TO FINANCIAL STATEMENTS.

28	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2015

SHARES	SECURITY DESCRIPTION	VALUE($)

Long Positions — continued
Common Stocks — continued
	Capital Markets — 0.6%
29	E*TRADE Financial Corp. (a)	861
30	NorthStar Asset Management Group, Inc.	358
26	WisdomTree Investments, Inc.	402

		1,621

	Consumer Finance — 0.2%
13	OneMain Holdings, Inc. (a)	531

	Diversified Financial Services — 0.8%
30	MSCI, Inc.	2,173

	Insurance — 0.4%
13	Prudential Financial, Inc.	1,079

	Real Estate Investment Trusts (REITs) — 1.1%
56	Equity Commonwealth (a)	1,543
87	NorthStar Realty Finance Corp.	1,482

		3,025

	Thrifts & Mortgage Finance — 0.4%
118	MGIC Investment Corp. (a)	1,045

	Total Financials	10,259

	Health Care — 12.1%
	Biotechnology — 2.9%
12	Amgen, Inc. (j)	2,002
27	Gilead Sciences, Inc. (j)	2,777
8	United Therapeutics Corp. (a)	1,313
14	Vertex Pharmaceuticals, Inc. (a)	1,728

		7,820

	Health Care Equipment & Supplies — 2.2%
28	Alere, Inc. (a)	1,109
10	C.R. Bard, Inc.	1,876
76	Hologic, Inc. (a) (j)	2,923

		5,908

	Health Care Providers & Services — 6.2%
6	Aetna, Inc. (j)	665
2	Anthem, Inc. (j)	293
17	Cardinal Health, Inc. (j)	1,473
7	Cigna Corp.	955
17	Community Health Systems, Inc. (a)	454
33	Express Scripts Holding Co. (a)	2,863
36	Health Net, Inc. (a)	2,478
16	Humana, Inc.	2,780
26	LifePoint Health, Inc. (a)	1,896
8	McKesson Corp.	1,602
22	Molina Healthcare, Inc. (a)	1,347

		16,806

SHARES	SECURITY DESCRIPTION	VALUE($)

	Pharmaceuticals — 0.8%
3	Jazz Pharmaceuticals plc, (Ireland) (a)	358
59	Pfizer, Inc. (j)	1,919

		2,277

	Total Health Care	32,811

	Industrials — 15.1%
	Aerospace & Defense — 2.8%
69	BWX Technologies, Inc. (j)	2,177
37	Curtiss-Wright Corp.	2,528
2	General Dynamics Corp. (j)	275
15	Huntington Ingalls Industries, Inc. (j)	1,893
15	Spirit AeroSystems Holdings, Inc., Class A (a)	771

		7,644

	Air Freight & Logistics — 0.7%
40	Expeditors International of Washington, Inc.	1,789

	Airlines — 2.0%
53	Delta Air Lines, Inc. (j)	2,665
43	Southwest Airlines Co.	1,859
15	United Continental Holdings, Inc. (a)	857

		5,381

	Commercial Services & Supplies — 1.5%
28	KAR Auction Services, Inc.	1,026
83	Pitney Bowes, Inc.	1,709
88	R.R. Donnelley & Sons Co.	1,290

		4,025

	Construction & Engineering — 1.3%
83	AECOM (a) (j)	2,487
64	KBR, Inc. (j)	1,075

		3,562

	Machinery — 5.0%
24	AGCO Corp.	1,082
99	Allison Transmission Holdings, Inc. (j)	2,572
55	Crane Co.	2,626
27	Illinois Tool Works, Inc. (j)	2,530
119	Terex Corp.	2,200
25	Valmont Industries, Inc.	2,621

		13,631

	Professional Services — 0.6%
10	Dun & Bradstreet Corp. (The)	1,026
8	ManpowerGroup, Inc.	677

		1,703

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2015	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	29

JPMorgan Multi-Cap Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2015 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Long Positions — continued
Common Stocks — continued
	Road & Rail — 0.4%
20	Landstar System, Inc.	1,186

	Trading Companies & Distributors — 0.8%
50	WESCO International, Inc. (a)	2,171

	Total Industrials	41,092

	Information Technology — 26.1%
	Communications Equipment — 2.5%
268	Brocade Communications Systems, Inc.	2,458
111	Ciena Corp. (a)	2,296
35	Cisco Systems, Inc. (j)	950
41	Juniper Networks, Inc.	1,137

		6,841

	Electronic Equipment, Instruments & Components — 1.5%
66	Ingram Micro, Inc., Class A	2,002
23	SYNNEX Corp. (j)	2,095

		4,097

	Internet Software & Services — 2.9%
88	eBay, Inc. (a)	2,416
32	j2 Global, Inc. (j)	2,657
34	VeriSign, Inc. (a)	2,933

		8,006

	IT Services — 9.1%
48	Amdocs Ltd. (j)	2,610
77	Computer Sciences Corp.	2,515
73	CoreLogic, Inc. (a) (j)	2,463
44	CSRA, Inc.	1,318
33	Euronet Worldwide, Inc. (a)	2,397
16	Global Payments, Inc.	1,055
20	International Business Machines Corp.	2,732
57	Leidos Holdings, Inc. (j)	3,179
64	Teradata Corp. (a)	1,682
18	Total System Services, Inc.	888
27	Vantiv, Inc., Class A (a)	1,296
145	Western Union Co. (The)	2,591

		24,726

	Semiconductors & Semiconductor Equipment — 2.2%
7	Lam Research Corp.	547
73	Marvell Technology Group Ltd., (Bermuda)	642
72	NVIDIA Corp. (j)	2,387
121	Teradyne, Inc.	2,494

		6,070

SHARES	SECURITY DESCRIPTION	VALUE($)

	Software — 5.4%
39	Activision Blizzard, Inc.	1,495
114	Cadence Design Systems, Inc. (a)	2,363
33	Citrix Systems, Inc. (a)	2,532
20	Fortinet, Inc. (a)	635
142	Nuance Communications, Inc. (a) (j)	2,815
27	PTC, Inc. (a)	933
9	Red Hat, Inc. (a)	785
40	Take-Two Interactive Software, Inc. (a)	1,407
29	VMware, Inc., Class A (a)	1,622

		14,587

	Technology Hardware, Storage & Peripherals — 2.5%
25	Apple, Inc. (j)	2,642
26	Hewlett Packard Enterprise Co.	397
26	HP, Inc.	309
63	NCR Corp. (a)	1,534
67	NetApp, Inc.	1,784

		6,666

	Total Information Technology	70,993

	Materials — 5.6%
	Chemicals — 2.0%
61	Cabot Corp.	2,494
18	LyondellBasell Industries N.V., Class A	1,599
48	Mosaic Co. (The)	1,335

		5,428

	Containers & Packaging — 1.3%
17	Crown Holdings, Inc. (a)	846
59	Sealed Air Corp. (j)	2,638

		3,484

	Metals & Mining — 1.3%
13	Reliance Steel & Aluminum Co.	777
151	Steel Dynamics, Inc.	2,704

		3,481

	Paper & Forest Products — 1.0%
69	Domtar Corp., (Canada)	2,536
8	International Paper Co.	316

		2,852

	Total Materials	15,245

	Telecommunication Services — 1.6%
	Diversified Telecommunication Services — 1.6%
54	AT&T, Inc. (j)	1,857
97	CenturyLink, Inc.	2,433

	Total Telecommunication Services	4,290

SEE NOTES TO FINANCIAL STATEMENTS.

30	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2015

SHARES	SECURITY DESCRIPTION	VALUE($)

Long Positions — continued
Common Stocks — continued
	Utilities — 2.5%
	Electric Utilities — 1.1%
42	Entergy Corp.	2,902

	Gas Utilities — 1.0%
77	UGI Corp.	2,615

	Independent Power & Renewable Electricity Producers — 0.4%
125	AES Corp. (j)	1,198

	Total Utilities	6,715

	Total Common Stocks (Cost $242,384)	243,199

Short-Term Investment — 10.0%
	Investment Company — 10.0%
27,308	JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares, 0.210% (b) (l) (Cost $27,308)	27,308

	Total Investments — 99.5% (Cost $269,692)	270,507
	Other Assets in Excess of Liabilities — 0.5% (c)	1,510

	NET ASSETS — 100.0%	$272,017

Short Positions — 88.9%
Common Stocks — 88.9%
	Consumer Discretionary — 11.0%
	Automobiles — 0.3%
3	Tesla Motors, Inc. (a)	756

	Hotels, Restaurants & Leisure — 2.8%
84	Aramark	2,724
2	Chipotle Mexican Grill, Inc. (a)	1,092
10	Domino’s Pizza, Inc.	1,154
36	Wynn Resorts Ltd.	2,519

		7,489

	Household Durables — 1.0%
9	Mohawk Industries, Inc. (a)	1,671
27	Newell Rubbermaid, Inc.	1,176

		2,847

	Internet & Catalog Retail — 0.2%
7	TripAdvisor, Inc. (a)	614

	Media — 0.5%
8	AMC Entertainment Holdings, Inc., Class A	198
7	Charter Communications, Inc., Class A (a)	1,227

		1,425

	Multiline Retail — 1.6%
32	Dollar Tree, Inc. (a)	2,481
38	Nordstrom, Inc.	1,869

		4,350

SHARES	SECURITY DESCRIPTION	VALUE($)

	Specialty Retail — 3.1%
54	Cabela’s, Inc. (a)	2,519
27	CarMax, Inc. (a)	1,479
32	DSW, Inc., Class A	770
23	Restoration Hardware Holdings, Inc. (a)	1,855
6	Signet Jewelers Ltd.	738
14	Tractor Supply Co.	1,168

		8,529

	Textiles, Apparel & Luxury Goods — 1.5%
125	Kate Spade & Co. (a)	2,225
23	Under Armour, Inc., Class A (a)	1,814

		4,039

	Total Consumer Discretionary	30,049

	Consumer Staples — 8.4%
	Beverages — 2.6%
13	Boston Beer Co., Inc. (The), Class A (a)	2,564
27	Brown-Forman Corp., Class B	2,652
13	Constellation Brands, Inc., Class A	1,859

		7,075

	Food & Staples Retailing — 1.1%
28	Sprouts Farmers Market, Inc. (a)	753
58	United Natural Foods, Inc. (a)	2,271

		3,024

	Food Products — 3.0%
45	Hain Celestial Group, Inc. (The) (a)	1,798
27	Hershey Co. (The)	2,417
13	McCormick & Co., Inc. (Non-Voting)	1,154
69	WhiteWave Foods Co. (The) (a)	2,675

		8,044

	Household Products — 0.5%
16	Procter & Gamble Co. (The)	1,309

	Personal Products — 1.2%
39	Estee Lauder Cos., Inc. (The), Class A	3,417

	Total Consumer Staples	22,869

	Energy — 4.6%
	Energy Equipment & Services — 1.0%
16	Helmerich & Payne, Inc.	877
65	Patterson-UTI Energy, Inc.	980
59	RPC, Inc.	705
34	Seadrill Ltd., (United Kingdom) (a)	114

		2,676

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2015	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	31

JPMorgan Multi-Cap Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2015 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Short Positions — continued
Common Stocks — continued
	Oil, Gas & Consumable Fuels — 3.6%
49	Cabot Oil & Gas Corp.	861
10	Chevron Corp.	879
86	Columbia Pipeline Group, Inc.	1,727
10	Concho Resources, Inc. (a)	898
194	CONSOL Energy, Inc.	1,531
34	Golar LNG Ltd., (Bermuda)	532
20	Kinder Morgan, Inc.	299
6	Pioneer Natural Resources Co.	712
22	Range Resources Corp.	533
71	SM Energy Co.	1,403
37	Whiting Petroleum Corp. (a)	349

		9,724

	Total Energy	12,400

	Financials — 3.9%
	Banks — 0.8%
127	People’s United Financial, Inc.	2,049

	Capital Markets — 1.1%
15	Artisan Partners Asset Management, Inc., Class A	539
27	Franklin Resources, Inc.	985
22	T. Rowe Price Group, Inc.	1,572

		3,096

	Consumer Finance — 0.1%
22	Navient Corp.	250

	Insurance — 1.0%
3	Markel Corp. (a)	2,738

	Real Estate Investment Trusts (REITs) — 0.9%
115	Rayonier, Inc.	2,558

	Total Financials	10,691

	Health Care — 11.2%
	Biotechnology — 1.1%
5	Alnylam Pharmaceuticals, Inc. (a)	494
23	Cepheid, Inc. (a)	845
8	Puma Biotechnology, Inc. (a)	596
2	Regeneron Pharmaceuticals, Inc. (a)	1,045

		2,980

	Health Care Equipment & Supplies — 1.0%
19	Cooper Cos., Inc. (The)	2,596

	Health Care Providers & Services — 3.6%
39	Acadia Healthcare Co., Inc. (a)	2,416
56	Envision Healthcare Holdings, Inc. (a)	1,450
7	Henry Schein, Inc. (a)	1,040

SHARES	SECURITY DESCRIPTION	VALUE($)

	Health Care Providers & Services — continued
58	Patterson Cos., Inc.	2,619
20	Team Health Holdings, Inc. (a)	881
49	Tenet Healthcare Corp. (a)	1,499

		9,905

	Health Care Technology — 0.8%
14	athenahealth, Inc. (a)	2,274

	Life Sciences Tools & Services — 0.8%
26	Bio-Techne Corp.	2,297

	Pharmaceuticals — 3.9%
70	Akorn, Inc. (a)	2,626
63	Catalent, Inc. (a)	1,579
30	Eli Lilly & Co.	2,519
14	Impax Laboratories, Inc. (a)	603
11	Mylan N.V. (a)	614
53	Zoetis, Inc.	2,528

		10,469

	Total Health Care	30,521

	Industrials — 17.1%
	Aerospace & Defense — 1.5%
34	B/E Aerospace, Inc.	1,451
55	Hexcel Corp.	2,570

		4,021

	Airlines — 0.8%
12	Copa Holdings S.A., (Panama), Class A	597
37	Spirit Airlines, Inc. (a)	1,459

		2,056

	Building Products — 1.4%
16	Armstrong World Industries, Inc. (a)	750
53	Fortune Brands Home & Security, Inc.	2,921

		3,671

	Commercial Services & Supplies — 3.3%
71	Covanta Holding Corp.	1,094
46	Republic Services, Inc.	2,024
23	Stericycle, Inc. (a)	2,756
55	Waste Connections, Inc.	3,083

		8,957

	Construction & Engineering — 0.2%
28	Quanta Services, Inc. (a)	572

	Machinery — 4.4%
51	CLARCOR, Inc.	2,516
92	Donaldson Co., Inc.	2,636

SEE NOTES TO FINANCIAL STATEMENTS.

32	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2015

SHARES	SECURITY DESCRIPTION	VALUE($)
Short Positions — continued
Common Stocks — continued
	Machinery — continued
16	Graco, Inc.	1,151
12	Middleby Corp. (The) (a)	1,276
15	Nordson Corp.	951
69	Oshkosh Corp.	2,687
10	Wabtec Corp.	711

		11,928

	Marine — 0.2%
11	Kirby Corp. (a)	596

	Professional Services — 0.2%
8	Verisk Analytics, Inc. (a)	609

	Road & Rail — 2.7%
18	Genesee & Wyoming, Inc., Class A (a)	966
41	J.B. Hunt Transport Services, Inc.	2,989
29	Kansas City Southern	2,137
22	Ryder System, Inc.	1,247

		7,339

	Trading Companies & Distributors — 2.4%
67	Fastenal Co.	2,746
22	MSC Industrial Direct Co., Inc., Class A	1,233
13	W.W. Grainger, Inc.	2,659

		6,638

	Total Industrials	46,387

	Information Technology — 24.5%
	Communications Equipment — 1.2%
20	NetScout Systems, Inc. (a)	604
45	ViaSat, Inc. (a)	2,724

		3,328

	Electronic Equipment, Instruments & Components — 4.5%
43	Amphenol Corp., Class A	2,234
43	CDW Corp.	1,806
144	Knowles Corp. (a)	1,922
51	National Instruments Corp.	1,459
110	Trimble Navigation Ltd. (a)	2,366
36	Zebra Technologies Corp., Class A (a)	2,500

		12,287

	Internet Software & Services — 4.6%
16	Akamai Technologies, Inc. (a)	842
12	CoStar Group, Inc. (a)	2,449
12	Facebook, Inc., Class A (a)	1,209
6	LinkedIn Corp., Class A (a)	1,350
22	Pandora Media, Inc. (a)	296

SHARES	SECURITY DESCRIPTION	VALUE($)

	Internet Software & Services — continued
92	Rackspace Hosting, Inc. (a)	2,321
99	Twitter, Inc. (a)	2,299
62	Yelp, Inc. (a)	1,783

		12,549

	IT Services — 5.5%
46	Booz Allen Hamilton Holding Corp.	1,424
21	DST Systems, Inc.	2,427
17	FleetCor Technologies, Inc. (a)	2,451
10	Gartner, Inc. (a)	937
32	Jack Henry & Associates, Inc.	2,527
46	MAXIMUS, Inc.	2,590
50	Paychex, Inc.	2,634

		14,990

	Semiconductors & Semiconductor Equipment — 2.1%
40	Cavium, Inc. (a)	2,619
20	Cree, Inc. (a)	525
226	Cypress Semiconductor Corp. (a)	2,215
7	Qorvo, Inc. (a)	380

		5,739

	Software — 6.1%
41	Autodesk, Inc. (a)	2,515
64	CommVault Systems, Inc. (a)	2,503
14	Manhattan Associates, Inc. (a)	897
31	NetSuite, Inc. (a)	2,582
45	Splunk, Inc. (a)	2,623
18	SS&C Technologies Holdings, Inc.	1,202
12	Tableau Software, Inc., Class A (a)	1,156
12	Ultimate Software Group, Inc. (The) (a)	2,434
6	Workday, Inc., Class A (a)	498

		16,410

	Technology Hardware, Storage & Peripherals — 0.5%
52	Stratasys Ltd. (a)	1,227

	Total Information Technology	66,530

	Materials — 4.7%
	Chemicals — 3.1%
21	Air Products & Chemicals, Inc.	2,705
19	CF Industries Holdings, Inc.	761
65	FMC Corp.	2,542
25	Praxair, Inc.	2,559

		8,567

	Metals & Mining — 1.6%
254	Freeport-McMoRan, Inc.	1,720

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2015	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	33

JPMorgan Multi-Cap Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2015 (Unaudited) (continued)

(Amounts in thousands, except number of Futures contracts)

SHARES	SECURITY DESCRIPTION	VALUE($)
Short Positions — continued
Common Stocks — continued
	Metals & Mining — continued
64	Southern Copper Corp., (Peru)	1,684
94	Tahoe Resources, Inc.	817

		4,221

	Total Materials	12,788

	Telecommunication Services — 1.4%
	Wireless Telecommunication Services — 1.4%
452	Sprint Corp. (a)	1,636
25	Telephone & Data Systems, Inc.	634
35	United States Cellular Corp. (a)	1,443

	Total Telecommunication Services	3,713

	Utilities — 2.1%
	Electric Utilities — 0.8%
80	Pepco Holdings, Inc.	2,072

SHARES	SECURITY DESCRIPTION	VALUE($)

	Independent Power & Renewable Electricity Producers — 0.3%
63	Dynegy, Inc. (a)	841

		—

	Multi-Utilities — 1.0%
42	Dominion Resources, Inc.	2,846

	Total Utilities	5,759

	Total Securities Sold Short (Proceeds $265,343)	$241,707

Percentages indicated are based on net assets.

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL VALUE AT DECEMBER 31, 2015	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Short Futures Outstanding
(9)	E-mini S&P 500	03/18/16	USD	$(916)	$—	(h)
(13)	S&P Mid Cap 400	03/18/16	USD	(1,811)	1

					$1

SEE NOTES TO FINANCIAL STATEMENTS.

34	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2015

JPMorgan Value Advantage Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2015 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 97.3%
	Consumer Discretionary — 14.4%
	Distributors — 1.2%
1,508	Genuine Parts Co.	129,488

	Hotels, Restaurants & Leisure — 0.9%
527	Brinker International, Inc.	25,277
1,596	ClubCorp Holdings, Inc.	29,154
3,272	La Quinta Holdings, Inc. (a)	44,532

		98,963

	Household Durables — 0.3%
586	Jarden Corp. (a)	33,484

	Internet & Catalog Retail — 0.8%
760	Expedia, Inc.	94,455

	Media — 4.6%
1,489	CBS Corp. (Non-Voting), Class B	70,191
458	Charter Communications, Inc., Class A (a)	83,768
3,970	Clear Channel Outdoor Holdings, Inc., Class A (a)	22,192
2,304	DISH Network Corp., Class A (a)	131,755
2,521	Entercom Communications Corp., Class A (a)	28,315
3,176	Media General, Inc. (a)	51,294
1,738	TEGNA, Inc.	44,355
749	Time Warner, Inc.	48,425
1,921	Time, Inc.	30,100

		510,395

	Multiline Retail — 1.2%
2,938	Kohl’s Corp.	139,946

	Specialty Retail — 4.7%
118	AutoZone, Inc. (a)	87,263
1,786	Bed Bath & Beyond, Inc. (a)	86,155
3,254	Best Buy Co., Inc.	99,076
3,242	Gap, Inc. (The)	80,068
595	Home Depot, Inc. (The)	78,677
1,220	Tiffany & Co.	93,043

		524,282

	Textiles, Apparel & Luxury Goods — 0.7%
399	Columbia Sportswear Co.	19,465
1,872	Hanesbrands, Inc.	55,087

		74,552

	Total Consumer Discretionary	1,605,565

	Consumer Staples — 4.9%
	Beverages — 0.7%
840	Dr. Pepper Snapple Group, Inc.	78,285

SHARES	SECURITY DESCRIPTION	VALUE($)

	Food & Staples Retailing — 1.6%
888	CVS Health Corp.	86,839
2,110	Kroger Co. (The)	88,270

		175,109

	Food Products — 1.1%
973	Post Holdings, Inc. (a)	60,010
849	TreeHouse Foods, Inc. (a)	66,627

		126,637

	Household Products — 1.5%
1,029	Energizer Holdings, Inc.	35,039
1,668	Procter & Gamble Co. (The)	132,456

		167,495

	Total Consumer Staples	547,526

	Energy — 6.4%
	Oil, Gas & Consumable Fuels — 6.4%
988	Devon Energy Corp.	31,600
865	EQT Corp.	45,103
3,099	Exxon Mobil Corp.	241,528
1,902	HollyFrontier Corp.	75,872
4,340	Kinder Morgan, Inc.	64,756
957	Marathon Petroleum Corp.	49,611
1,648	PBF Energy, Inc., Class A	60,661
1,120	Phillips 66	91,583
2,599	Southwestern Energy Co. (a)	18,477
3,239	Teekay Corp., (Bermuda)	31,968

	Total Energy	711,159

	Financials — 36.2%
	Banks — 15.0%
13,070	Bank of America Corp.	219,970
1,694	CIT Group, Inc.	67,256
2,427	Citigroup, Inc.	125,574
3,809	Citizens Financial Group, Inc.	99,758
3,959	Fifth Third Bancorp	79,568
871	First Republic Bank	57,563
1,338	M&T Bank Corp.	162,169
511	National Bank Holdings Corp., Class A	10,920
1,598	PNC Financial Services Group, Inc. (The)	152,305
2,911	SunTrust Banks, Inc.	124,694
2,958	U.S. Bancorp	126,222
8,292	Wells Fargo & Co.	450,775

		1,676,774

	Capital Markets — 2.7%
481	Ameriprise Financial, Inc.	51,209
1,944	Legg Mason, Inc.	76,274

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2015	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	35

JPMorgan Value Advantage Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2015 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Capital Markets — continued
810	Northern Trust Corp.	58,416
1,648	T. Rowe Price Group, Inc.	117,796

		303,695

	Consumer Finance — 2.7%
4,235	Ally Financial, Inc. (a)	78,933
3,107	Capital One Financial Corp.	224,256

		303,189

	Insurance — 10.5%
90	Alleghany Corp. (a)	43,178
1,589	Allied World Assurance Co. Holdings AG, (Switzerland)	59,102
2,713	American International Group, Inc.	168,118
847	Chubb Corp. (The)	112,280
3,215	CNO Financial Group, Inc.	61,378
2,910	Hartford Financial Services Group, Inc. (The)	126,451
5,393	Loews Corp.	207,108
975	Marsh & McLennan Cos., Inc.	54,069
1,327	Prudential Financial, Inc.	108,039
1,124	Travelers Cos., Inc. (The)	126,900
2,612	Unum Group	86,937
410	W.R. Berkley Corp.	22,459

		1,176,019

	Real Estate Investment Trusts (REITs) — 4.8%
3,534	American Homes 4 Rent, Class A	58,880
2,067	American Residential Properties, Inc.	39,074
3,518	Brixmor Property Group, Inc.	90,824
895	EastGroup Properties, Inc.	49,754
1,359	HCP, Inc.	51,980
2,459	Kimco Realty Corp.	65,055
1,975	Outfront Media, Inc.	43,119
3,214	Rayonier, Inc.	71,351
2,174	Weyerhaeuser Co.	65,177

		535,214

	Real Estate Management & Development — 0.5%
1,572	Brookfield Asset Management, Inc., (Canada), Class A	49,562

	Total Financials	4,044,453

	Health Care — 8.6%
	Health Care Providers & Services — 3.1%
976	Aetna, Inc.	105,497
938	HCA Holdings, Inc. (a)	63,403
476	National HealthCare Corp.	29,349
1,192	UnitedHealth Group, Inc.	140,250

		338,499

SHARES	SECURITY DESCRIPTION	VALUE($)

	Pharmaceuticals — 5.5%
1,616	Johnson & Johnson	165,975
2,931	Merck & Co., Inc.	154,831
9,151	Pfizer, Inc.	295,381

		616,187

	Total Health Care	954,686

	Industrials — 7.5%
	Aerospace & Defense — 2.0%
887	Honeywell International, Inc.	91,825
1,398	United Technologies Corp.	134,306

		226,131

	Airlines — 1.6%
3,527	Delta Air Lines, Inc.	178,774

	Industrial Conglomerates — 0.9%
1,101	Carlisle Cos., Inc.	97,659

	Machinery — 2.0%
1,925	Dover Corp.	117,991
1,083	Illinois Tool Works, Inc.	100,391

		218,382

	Trading Companies & Distributors — 1.0%
550	W.W. Grainger, Inc.	111,384

	Total Industrials	832,330

	Information Technology — 6.9%
	Communications Equipment — 1.8%
4,211	Cisco Systems, Inc.	114,353
1,745	QUALCOMM, Inc.	87,236

		201,589

	Electronic Equipment, Instruments & Components — 0.8%
1,630	Arrow Electronics, Inc. (a)	88,297

	IT Services — 0.4%
1,138	PayPal Holdings, Inc. (a)	41,199

	Semiconductors & Semiconductor Equipment — 2.1%
622	Analog Devices, Inc.	34,426
850	KLA-Tencor Corp.	58,961
2,575	Texas Instruments, Inc.	141,152

		234,539

	Software — 1.2%
2,514	Microsoft Corp.	139,504

	Technology Hardware, Storage & Peripherals — 0.6%
2,817	Hewlett Packard Enterprise Co.	42,812

SEE NOTES TO FINANCIAL STATEMENTS.

36	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2015

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Technology Hardware, Storage & Peripherals — continued
2,218	HP, Inc.	26,256

		69,068

	Total Information Technology	774,196

	Materials — 4.0%
	Chemicals — 0.6%
2,284	Mosaic Co. (The)	63,002

	Construction Materials — 0.9%
704	Martin Marietta Materials, Inc.	96,133

	Containers & Packaging — 1.9%
1,559	Ball Corp.	113,364
2,239	WestRock Co.	102,152

		215,516

	Paper & Forest Products — 0.6%
3,002	KapStone Paper & Packaging Corp.	67,804

	Total Materials	442,455

	Telecommunication Services — 2.0%
	Diversified Telecommunication Services — 1.2%
2,906	Verizon Communications, Inc.	134,316

	Wireless Telecommunication Services — 0.8%
2,172	T-Mobile US, Inc. (a)	84,957

	Total Telecommunication Services	219,273

SHARES	SECURITY DESCRIPTION	VALUE($)

	Utilities — 6.4%
	Electric Utilities — 5.6%
1,861	American Electric Power Co., Inc.	108,458
1,470	Duke Energy Corp.	104,922
1,724	Edison International	102,057
1,695	Eversource Energy	86,543
1,035	NextEra Energy, Inc.	107,557
3,121	Xcel Energy, Inc.	112,086

		621,623

	Multi-Utilities — 0.8%
1,007	Sempra Energy	94,640

	Total Utilities	716,263

	Total Common Stocks (Cost $9,801,722)	10,847,906

Short-Term Investment — 2.7%
	Investment Company — 2.7%
306,638	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.170% (b) (l) (Cost $306,638)	306,638

	Total Investments — 100.0% (Cost $10,108,360)	11,154,544
	Other Assets in Excess of Liabilities — 0.0% (g)	221

	NET ASSETS — 100.0%	$11,154,765

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2015	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	37

J.P. Morgan Mid Cap/Multi-Cap Funds

NOTES TO SCHEDULES OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2015 (Unaudited)

USD	— United States Dollar

(a)	— Non-income producing security.
(b)	— Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(c)	— Included in this amount is cash segregated as collateral for futures contracts.
(g)	— Amount rounds to less than 0.1%.

(h)	— Amount rounds to less than one thousand (shares or dollars).
(j)	— All or a portion of the security is segregated for short sales.

The following approximates the aggregate amount of securities segregated for short sales (amounts in thousands):

Fund	Value
Multi-Cap Market Neutral Fund	$44,367

(l)	— The rate shown is the current yield as of December 31, 2015.

SEE NOTES TO FINANCIAL STATEMENTS.

38	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2015

THIS PAGE IS INTENTIONALLY LEFT BLANK

DECEMBER 31, 2015	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	39

STATEMENTS OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 2015 (Unaudited)

(Amounts in thousands, except per share amounts)

	Growth Advantage Fund	Mid Cap Equity Fund	Mid Cap Growth Fund
ASSETS:
Investments in non-affiliates, at value	$6,276,762	$3,129,525	$2,774,905
Investments in affiliates, at value	170,071	85,656	94,931

Total investment securities, at value	6,446,833	3,215,181	2,869,836
Cash	—	57	39
Receivables:
Investment securities sold	5,054	1,350	1,883
Fund shares sold	31,673	6,358	12,578
Dividends from non-affiliates	1,359	2,665	611
Dividends from affiliates	16	11	14

Total Assets	6,484,935	3,225,622	2,884,961

LIABILITIES:
Payables:
Investment securities purchased	—	5,871	10,042
Fund shares redeemed	4,740	1,568	6,371
Accrued liabilities:
Investment advisory fees	3,479	1,663	1,485
Administration fees	443	211	175
Distribution fees	703	72	288
Shareholder servicing fees	616	12	175
Custodian and accounting fees	57	35	21
Trustees’ and Chief Compliance Officer’s fees	1	1	1
Other	320	428	392

Total Liabilities	10,359	9,861	18,950

Net Assets	$6,474,576	$3,215,761	$2,866,011

SEE NOTES TO FINANCIAL STATEMENTS.

40	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2015

	Growth Advantage Fund	Mid Cap Equity Fund	Mid Cap Growth Fund
NET ASSETS:
Paid-in-Capital	$5,179,887	$2,605,097	$2,324,318
Accumulated undistributed (distributions in excess of) net investment income	(22,367)	(1,425)	(15,461)
Accumulated net realized gains (losses)	(64,169)	5,370	194,979
Net unrealized appreciation (depreciation)	1,381,225	606,719	362,175

Total Net Assets	$6,474,576	$3,215,761	$2,866,011

Net Assets:
Class A	$1,735,538	$268,940	$1,007,816
Class C	567,051	26,425	101,493
Class R2	—	780	30,702
Class R5	77,931	2,939	218,610
Class R6	2,636,336	1,312,265	492,194
Select Class	1,457,720	1,604,412	1,015,196

Total	$6,474,576	$3,215,761	$2,866,011

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	115,583	6,357	41,492
Class C	42,083	639	5,128
Class R2	—	18	1,164
Class R5	5,013	69	7,905
Class R6	169,222	30,735	17,749
Select Class	94,992	37,590	36,979

Net Asset Value (a):
Class A — Redemption price per share	$15.02	$42.31	$24.29
Class C — Offering price per share (b)	13.47	41.32	19.79
Class R2 — Offering and redemption price per share	—	42.15	26.37
Class R5 — Offering and redemption price per share	15.55	42.69	27.66
Class R6 — Offering and redemption price per share	15.58	42.70	27.73
Select Class — Offering and redemption price per share	15.35	42.68	27.45
Class A maximum sales charge	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$15.85	$44.65	$25.64

Cost of investments in non-affiliates	$4,895,537	$2,522,806	$2,412,730
Cost of investments in affiliates	170,071	85,656	94,931

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2015	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	41

STATEMENTS OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 2015 (Unaudited) (continued)

(Amounts in thousands, except per share amounts)

	Mid Cap Value Fund	Multi-Cap Market Neutral Fund	Value Advantage Fund
ASSETS:
Investments in non-affiliates, at value	$14,585,101	$243,199	$10,847,906
Investments in affiliates, at value	180,998	27,308	306,638

Total investment securities, at value	14,766,099	270,507	11,154,544
Cash	—	187	24
Deposits at broker for futures contracts	—	740	—
Deposits at broker for securities sold short	—	243,083	—
Receivables:
Investment securities sold	—	—	4,004
Fund shares sold	29,071	38	31,174
Dividends from non-affiliates	22,462	240	11,567
Dividends from affiliates	25	4	42

Total Assets	14,817,657	514,799	11,201,355

LIABILITIES:
Payables:
Due to custodian	57	—	—
Securities sold short, at value	—	241,707	—
Dividend expense to non-affiliates on securities sold short	—	102	—
Investment securities purchased	1,183	55	19,366
Interest expense to non-affiliates on securities sold short	—	51	—
Fund shares redeemed	102,576	40	17,675
Variation margin on futures contracts	—	559	—
Accrued liabilities:
Investment advisory fees	7,404	153	5,796
Administration fees	655	—	542
Distribution fees	875	6	925
Shareholder servicing fees	770	56	869
Custodian and accounting fees	201	16	90
Trustees’ and Chief Compliance Officer’s fees	1	1	1
Other	3,785	36	1,326

Total Liabilities	117,507	242,782	46,590

Net Assets	$14,700,150	$272,017	$11,154,765

SEE NOTES TO FINANCIAL STATEMENTS.

42	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2015

	Mid Cap Value Fund	Multi-Cap Market Neutral Fund	Value Advantage Fund
NET ASSETS:
Paid-in-Capital	$10,243,119	$281,889	$10,171,102
Accumulated undistributed (distributions in excess of) net investment income	(5,151)	(1,429)	(1,830)
Accumulated net realized gains (losses)	83,869	(32,895)	(60,691)
Net unrealized appreciation (depreciation)	4,378,313	24,452	1,046,184

Total Net Assets	$14,700,150	$272,017	$11,154,765

Net Assets:
Class A	$2,329,955	$7,161	$2,180,257
Class C	545,458	6,761	720,642
Class R2	64,927	—	—
Institutional Class	9,626,398	—	6,831,402
Select Class	2,133,412	258,095	1,422,464

Total	$14,700,150	$272,017	$11,154,765

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	69,927	702	78,404
Class C	16,923	704	25,977
Class R2	2,019	—	—
Institutional Class	283,377	—	244,562
Select Class	63,425	24,764	50,859

Net Asset Value (a):
Class A — Redemption price per share	$33.32	$10.20	$27.81
Class C — Offering price per share (b)	32.23	9.60	27.74
Class R2 — Offering and redemption price per share	32.16	—	—
Institutional Class — Offering and redemption price per share	33.97	—	27.93
Select Class — Offering and redemption price per share	33.64	10.42	27.97
Class A maximum sales charge	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$35.17	$10.77	$29.35

Cost of investments in non-affiliates	$10,206,788	$242,384	$9,801,722
Cost of investments in affiliates	180,998	27,308	306,638
Proceeds from securities sold short	—	265,343	—

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2015	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	43

STATEMENTS OF OPERATIONS

FOR THE SIX MONTHS ENDED DECEMBER 31, 2015 (Unaudited)

(Amounts in thousands)

	Growth Advantage Fund	Mid Cap Equity Fund	Mid Cap Growth Fund
INVESTMENT INCOME:
Dividend income from non-affiliates	$17,724	$18,541	$8,165
Dividend income from affiliates	71	45	56

Total investment income	17,795	18,586	8,221

EXPENSES:
Investment advisory fees	18,983	10,569	10,005
Administration fees	2,390	1,331	1,260
Distribution fees:
Class A	1,822	305	1,257
Class C	1,646	97	337
Class R2	—	2	47
Shareholder servicing fees:
Class A	1,822	305	1,257
Class C	548	32	113
Class R2	—	1	23
Class R5	17	1	43
Select Class	1,696	2,112	1,782
Custodian and accounting fees	82	46	39
Professional fees	61	25	42
Trustees’ and Chief Compliance Officer’s fees	23	13	13
Printing and mailing costs	138	170	104
Registration and filing fees	171	68	108
Transfer agent fees (See Note 2.E)	78	27	207
Sub-transfer agent fees (See Note 2.E.)	1,275	1,654	1,275
Other	57	12	25

Total expenses	30,809	16,770	17,937

Less fees waived	(950)	(2,516)	(2,203)
Less expense reimbursements	—	(159)	(23)

Net expenses	29,859	14,095	15,711

Net investment income (loss)	(12,064)	4,491	(7,490)

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from Investments in non-affiliates	10,611	40,702	218,864
Change in net unrealized appreciation/depreciation on Investments in non-affiliates	(49,510)	(225,538)	(426,232)

Net realized/unrealized gains (losses)	(38,899)	(184,836)	(207,368)

Change in net assets resulting from operations	$(50,963)	$(180,345)	$(214,858)

SEE NOTES TO FINANCIAL STATEMENTS.

44	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2015

	Mid Cap Value Fund	Multi-Cap Market Neutral Fund	Value Advantage Fund
INVESTMENT INCOME:
Dividend income from non-affiliates	$136,944	$2,874	$114,349
Dividend income from affiliates	138	16	237

Total investment income	137,082	2,890	114,586

EXPENSES:
Investment advisory fees	50,222	1,352	36,959
Administration fees	6,323	116	4,654
Distribution fees:
Class A	3,112	8	2,843
Class C	2,148	25	2,689
Class R2	173	—	—
Shareholder servicing fees:
Class A	3,112	8	2,843
Class C	716	8	896
Class R2	87	—	—
Institutional Class	5,039	—	3,141
Select Class	2,804	337	2,624
Custodian and accounting fees	207	23	132
Interest expense to non-affiliates	—	1	—
Interest expense to affiliates	—	2	—
Professional fees	95	27	93
Trustees’ and Chief Compliance Officer’s fees	65	2	45
Printing and mailing costs	489	3	294
Registration and filing fees	232	25	284
Transfer agent fees (See Note 2.E)	517	4	111
Sub-transfer agent fees (See Note 2.E.)	7,181	17	3,527
Other	68	5	51
Dividend expense to non-affiliates on securities sold short	—	1,628	—
Interest expense to non-affiliates on securities sold short	—	269	—

Total expenses	82,590	3,860	61,186

Less fees waived	(12,608)	(430)	(7,000)
Less earnings credits	— (a)	—	—
Less expense reimbursements	(525)	—	(336)

Net expenses	69,457	3,430	53,850

Net investment income (loss)	67,625	(540)	60,736

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	223,102	17,641	(38,418)
Futures	—	159	—
Securities sold short	—	7,326	—
Foreign currency transactions	—	1	—

Net realized gain (loss)	223,102	25,127	(38,418)

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	(926,118)	(37,918)	(605,225)
Futures	—	(35)	—
Securities sold short	—	22,928	—

Change in net unrealized appreciation/depreciation	(926,118)	(15,025)	(605,225)

Net realized/unrealized gains (losses)	(703,016)	10,102	(643,643)

Change in net assets resulting from operations	$(635,391)	$9,562	$(582,907)

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2015	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	45

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	Growth Advantage Fund		Mid Cap Equity Fund
	Six Months Ended December 31, 2015 (Unaudited)	Year Ended June 30, 2015	Six Months Ended December 31, 2015 (Unaudited)	Year Ended June 30, 2015
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$(12,064)	$(17,194)	$4,491	$9,702
Net realized gain (loss)	10,611	172,792	40,702	165,578
Change in net unrealized appreciation/depreciation	(49,510)	461,167	(225,538)	134,637

Change in net assets resulting from operations	(50,963)	616,765	(180,345)	309,917

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	—	—	(183)	(81)
From net realized gains	(57,173)	(32,469)	(12,309)	(8,089)
Class B (a)
From net realized gains	—	(98)	—	—
Class C
From net realized gains	(20,218)	(7,969)	(1,246)	(990)
Class R2
From net investment income	—	—	— (b)	—
From net realized gains	—	—	(39)	(30)
Class R5
From net investment income	—	—	(6)	(2)
From net realized gains	(2,457)	(1,758)	(147)	(26)
Class R6
From net investment income	—	—	(3,099)	(3,446)
From net realized gains	(86,200)	(73,271)	(61,528)	(46,736)
Select Class
From net investment income	—	—	(2,603)	(3,414)
From net realized gains	(48,267)	(39,626)	(75,744)	(80,115)

Total distributions to shareholders	(214,315)	(155,191)	(156,904)	(142,929)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	1,551,574	1,161,499	249,717	363,135

NET ASSETS:
Change in net assets	1,286,296	1,623,073	(87,532)	530,123
Beginning of period	5,188,280	3,565,207	3,303,293	2,773,170

End of period	$6,474,576	$5,188,280	$3,215,761	$3,303,293

Accumulated undistributed (distributions in excess of) net investment income	$(22,367)	$(10,303)	$(1,425)	$(25)

(a)	All remaining Class B Shares converted to Class A Shares on June 19, 2015 for Growth Advantage Fund.
(b)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

46	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2015

	Mid Cap Growth Fund		Mid Cap Value Fund
	Six Months Ended December 31, 2015 (Unaudited)	Year Ended June 30, 2015	Six Months Ended December 31, 2015 (Unaudited)	Year Ended June 30, 2015
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$(7,490)	$(11,970)	$67,625	$137,103
Net realized gain (loss)	218,864	173,141	223,102	1,096,684
Change in net unrealized appreciation/depreciation	(426,232)	150,704	(926,118)	(12,168)

Change in net assets resulting from operations	(214,858)	311,875	(635,391)	1,221,619

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	—	—	(9,590)	(15,287)
From net realized gains	(56,339)	(80,615)	(130,210)	(197,218)
Class B (a)
From net realized gains	—	(608)	—	(668)
Class C
From net investment income	—	—	—	(1,024)
From net realized gains	(6,714)	(6,222)	(31,402)	(45,175)
Class R2
From net investment income	—	—	(113)	(331)
From net realized gains	(1,533)	(345)	(3,769)	(5,603)
Class R5
From net realized gains	(8,974)	(3,427)	—	—
Class R6
From net realized gains	(23,518)	(7,943)	—	—
Institutional Class
From net investment income	—	—	(89,774)	(108,605)
From net realized gains	—	—	(526,794)	(711,308)
Select Class
From net investment income	—	—	(14,584)	(19,269)
From net realized gains	(50,435)	(119,065)	(117,229)	(172,337)

Total distributions to shareholders	(147,513)	(218,225)	(923,465)	(1,276,825)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	165,856	787,072	299,933	368,694

NET ASSETS:
Change in net assets	(196,515)	880,722	(1,258,923)	313,488
Beginning of period	3,062,526	2,181,804	15,959,073	15,645,585

End of period	$2,866,011	$3,062,526	$14,700,150	$15,959,073

Accumulated undistributed (distributions in excess of) net investment income	$(15,461)	$(7,971)	$(5,151)	$41,285

(a)	All remaining Class B Shares converted to Class A Shares on June 19, 2015.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2015	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	47

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Multi-Cap Market Neutral Fund		Value Advantage Fund
	Six Months Ended December 31, 2015 (Unaudited)	Year Ended June 30, 2015	Six Months Ended December 31, 2015 (Unaudited)	Year Ended June 30, 2015
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$(540)	$(3,300)	$60,736	$87,727
Net realized gain (loss)	25,127	2,998	(38,418)	148,940
Change in net unrealized appreciation/depreciation	(15,025)	1,106	(605,225)	322,296

Change in net assets resulting from operations	9,562	804	(582,907)	558,963

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	—	—	(13,377)	(18,586)
From net realized gains	—	—	(22,280)	(49,085)
Class C
From net investment income	—	—	(1,450)	(2,882)
From net realized gains	—	—	(7,343)	(12,315)
Institutional Class
From net investment income	—	—	(77,515)	(51,909)
From net realized gains	—	—	(69,360)	(93,724)
Select Class
From net investment income	—	—	(9,572)	(31,036)
From net realized gains	—	—	(14,646)	(67,644)

Total distributions to shareholders	—	—	(215,543)	(327,181)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(28,225)	(161,126)	658,708	3,369,281

NET ASSETS:
Change in net assets	(18,663)	(160,322)	(139,742)	3,601,063
Beginning of period	290,680	451,002	11,294,507	7,693,444

End of period	$272,017	$290,680	$11,154,765	$11,294,507

Accumulated undistributed (distributions in excess of) net investment income	$(1,429)	$(889)	$(1,830)	$39,348

SEE NOTES TO FINANCIAL STATEMENTS.

48	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2015

	Growth Advantage Fund		Mid Cap Equity Fund
	Six Months Ended December 31, 2015 (Unaudited)	Year Ended June 30, 2015	Six Months Ended December 31, 2015 (Unaudited)	Year Ended June 30, 2015
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$735,277	$548,977	$74,185	$93,435
Distributions reinvested	56,255	31,822	12,454	8,101
Cost of shares redeemed	(160,075)	(222,820)	(23,985)	(35,536)
Conversion from Class B Shares	—	2,100	—	—

Change in net assets resulting from Class A capital transactions	$631,457	$360,079	$62,654	$66,000

Class B (a)
Proceeds from shares issued	$—	$225	$—	$—
Distributions reinvested	—	95	—	—
Cost of shares redeemed	—	(865)	—	—
Conversion to Class A Shares	—	(2,100)	—	—

Change in net assets resulting from Class B capital transactions	$—	$(2,645)	$—	$—

Class C
Proceeds from shares issued	$287,850	$182,071	$4,550	$6,417
Distributions reinvested	18,351	6,954	1,244	990
Cost of shares redeemed	(35,380)	(32,956)	(2,178)	(2,929)

Change in net assets resulting from Class C capital transactions	$270,821	$156,069	$3,616	$4,478

Class R2
Proceeds from shares issued	$—	$—	$123	$336
Distributions reinvested	—	—	27	18
Cost of shares redeemed	—	—	(108)	(251)

Change in net assets resulting from Class R2 capital transactions	$—	$—	$42	$103

Class R5
Proceeds from shares issued	$25,906	$77,457	$1,959	$1,637
Distributions reinvested	2,457	1,758	153	28
Cost of shares redeemed	(6,209)	(1,506,939)	(497)	(186)

Change in net assets resulting from Class R5 capital transactions	$22,154	$(1,427,724)	$1,615	$1,479

Class R6
Proceeds from shares issued	$273,887	$1,928,585	$128,793	$369,933
Distributions reinvested	83,297	70,979	64,380	49,924
Cost of shares redeemed	(28,391)	(53,688)	(15,372)	(35,342)

Change in net assets resulting from Class R6 capital transactions	$328,793	$1,945,876	$177,801	$384,515

Select Class
Proceeds from shares issued	$473,454	$361,358	$166,319	$345,873
Distributions reinvested	31,907	23,846	64,677	60,746
Cost of shares redeemed	(207,012)	(255,360)	(227,007)	(500,059)

Change in net assets resulting from Select Class capital transactions	$298,349	$129,844	$3,989	$(93,440)

Total change in net assets resulting from capital transactions	$1,551,574	$1,161,499	$249,717	$363,135

(a)	All remaining Class B Shares converted to Class A Shares on June 19, 2015 for Growth Advantage Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2015	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	49

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Growth Advantage Fund		Mid Cap Equity Fund
	Six Months Ended December 31, 2015 (Unaudited)	Year Ended June 30, 2015	Six Months Ended December 31, 2015 (Unaudited)	Year Ended June 30, 2015
SHARE TRANSACTIONS:
Class A
Issued	47,557	36,907	1,661	2,053
Reinvested	3,824	2,270	298	188
Redeemed	(10,380)	(15,105)	(533)	(784)
Conversion from Class B Shares	—	131	—	—

Change in Class A Shares	41,001	24,203	1,426	1,457

Class B (a)
Issued	—	17	—	—
Reinvested	—	7	—	—
Redeemed	—	(64)	—	—
Conversion to Class A Shares	—	(146)	—	—

Change in Class B Shares	—	(186)	—	—

Class C
Issued	20,643	13,414	104	144
Reinvested	1,389	547	30	23
Redeemed	(2,557)	(2,464)	(50)	(65)

Change in Class C Shares	19,475	11,497	84	102

Class R2
Issued	—	—	2	7
Reinvested	—	—	1	— (b)
Redeemed	—	—	(2)	(6)

Change in Class R2 Shares	—	—	1	1

Class R5
Issued	1,627	5,216	42	35
Reinvested	161	122	4	1
Redeemed	(387)	(101,089)	(11)	(4)

Change in Class R5 Shares	1,401	(95,751)	35	32

Class R6
Issued	17,149	128,407	2,819	8,126
Reinvested	5,459	4,909	1,528	1,145
Redeemed	(1,739)	(3,544)	(333)	(779)

Change in Class R6 Shares	20,869	129,772	4,014	8,492

Select Class
Issued	29,969	23,952	3,666	7,557
Reinvested	2,122	1,668	1,536	1,396
Redeemed	(13,016)	(16,966)	(4,978)	(10,866)

Change in Select Class Shares	19,075	8,654	224	(1,913)

(a)	All remaining Class B Shares converted to Class A Shares on June 19, 2015 for Growth Advantage Fund.
(b)	Amount rounds to less than 1,000 Shares.

SEE NOTES TO FINANCIAL STATEMENTS.

50	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2015

	Mid Cap Growth Fund		Mid Cap Value Fund
	Six Months Ended December 31, 2015 (Unaudited)	Year Ended June 30, 2015	Six Months Ended December 31, 2015 (Unaudited)	Year Ended June 30, 2015
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$201,904	$274,574	$152,388	$394,792
Distributions reinvested	54,215	76,907	127,887	195,292
Cost of shares redeemed	(103,020)	(162,077)	(326,787)	(1,360,678)
Conversion from Class B Shares	—	3,778	—	6,728

Change in net assets resulting from Class A capital transactions	$153,099	$193,182	$(46,512)	$(763,866)

Class B (a)
Proceeds from shares issued	$—	$27	$—	$22
Distributions reinvested	—	593	—	639
Cost of shares redeemed	—	(1,919)	—	(4,670)
Conversion to Class A Shares	—	(3,778)	—	(6,728)

Change in net assets resulting from Class B capital transactions	$—	$(5,077)	$—	$(10,737)

Class C
Proceeds from shares issued	$42,799	$37,238	$15,390	$27,636
Distributions reinvested	5,744	5,274	25,199	36,724
Cost of shares redeemed	(9,200)	(8,786)	(33,138)	(72,861)

Change in net assets resulting from Class C capital transactions	$39,343	$33,726	$7,451	$(8,501)

Class R2
Proceeds from shares issued	$23,796	$8,894	$6,355	$16,445
Distributions reinvested	1,494	345	3,715	5,637
Cost of shares redeemed	(1,843)	(1,635)	(9,892)	(21,709)

Change in net assets resulting from Class R2 capital transactions	$23,447	$7,604	$178	$373

Class R5
Proceeds from shares issued	$81,505	$139,213	$—	$—
Distributions reinvested	8,974	3,427	—	—
Cost of shares redeemed	(15,850)	(10,062)	—	—

Change in net assets resulting from Class R5 capital transactions	$74,629	$132,578	$—	$—

Class R6
Proceeds from shares issued	$283,930	$185,884	$—	$—
Distributions reinvested	23,176	7,291	—	—
Cost of shares redeemed	(32,004)	(26,514)	—	—

Change in net assets resulting from Class R6 capital transactions	$275,102	$166,661	$—	$—

Institutional Class
Proceeds from shares issued	$—	$—	$797,849	$2,898,688
Distributions reinvested	—	—	515,077	686,825
Cost of shares redeemed	—	—	(984,522)	(1,786,837)

Change in net assets resulting from Institutional Class capital transactions	$—	$—	$328,404	$1,798,676

(a)	All remaining Class B Shares converted to Class A Shares on June 19, 2015.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2015	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	51

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Mid Cap Growth Fund		Mid Cap Value Fund
	Six Months Ended December 31, 2015 (Unaudited)	Year Ended June 30, 2015	Six Months Ended December 31, 2015 (Unaudited)	Year Ended June 30, 2015
CAPITAL TRANSACTIONS: (continued)
Select Class
Proceeds from shares issued	$427,113	$427,509	$179,926	$1,046,215
Distributions reinvested	41,535	103,039	119,621	174,083
Cost of shares redeemed	(266,294)	(272,150)	(289,135)	(1,867,549)
Redemptions in-kind (See Note 7)	(602,118)	—	—	—

Change in net assets resulting from Select Class capital transactions	$(399,764)	$258,398	$10,412	$(647,251)

Total change in net assets resulting from capital transactions	$165,856	$787,072	$299,933	$368,694

SEE NOTES TO FINANCIAL STATEMENTS.

52	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2015

	Mid Cap Growth Fund		Mid Cap Value Fund
	Six Months Ended December 31, 2015 (Unaudited)	Year Ended June 30, 2015	Six Months Ended December 31, 2015 (Unaudited)	Year Ended June 30, 2015
SHARE TRANSACTIONS:
Class A
Issued	7,653	10,468	4,300	10,652
Reinvested	2,266	3,166	3,881	5,494
Redeemed	(3,946)	(6,089)	(9,203)	(36,773)
Conversion from Class B Shares	—	136	—	178

Change in Class A Shares	5,973	7,681	(1,022)	(20,449)

Class B (a)
Issued	—	1	—	1
Reinvested	—	37	—	18
Redeemed	—	(106)	—	(128)
Conversion to Class A Shares	—	(202)	—	(182)

Change in Class B Shares	—	(270)	—	(291)

Class C
Issued	1,973	1,668	461	779
Reinvested	295	262	794	1,070
Redeemed	(432)	(396)	(967)	(2,021)

Change in Class C Shares	1,836	1,534	288	(172)

Class R2
Issued	843	310	186	458
Reinvested	57	13	117	164
Redeemed	(65)	(57)	(290)	(607)

Change in Class R2 Shares	835	266	13	15

Class R5
Issued	2,842	4,578	—	—
Reinvested	329	125	—	—
Redeemed	(535)	(334)	—	—

Change in Class R5 Shares	2,636	4,369	—	—

Class R6
Issued	9,500	6,285	—	—
Reinvested	849	266	—	—
Redeemed	(1,087)	(882)	—	—

Change in Class R6 Shares	9,262	5,669	—	—

Institutional Class
Issued	—	—	22,039	75,729
Reinvested	—	—	15,274	18,860
Redeemed	—	—	(27,266)	(47,177)

Change in Institutional Class Shares	—	—	10,047	47,412

Select Class
Issued	14,554	14,507	5,094	27,961
Reinvested	1,536	3,790	3,589	4,839
Redeemed	(9,115)	(9,299)	(8,092)	(48,879)
Redemptions in-kind (See Note 7)	(20,287)	—	—	—

Change in Select Class Shares	(13,312)	8,998	591	(16,079)

(a)	All remaining Class B Shares converted to Class A Shares on June 19, 2015.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2015	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	53

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Multi-Cap Market Neutral Fund		Value Advantage Fund
	Six Months Ended December 31, 2015 (Unaudited)	Year Ended June 30, 2015	Six Months Ended December 31, 2015 (Unaudited)	Year Ended June 30, 2015
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$1,619	$558	$426,720	$1,131,012
Distributions reinvested	—	—	34,154	63,610
Cost of shares redeemed	(938)	(4,659)	(571,134)	(503,182)
Conversion from Class B Shares	—	79	—	—

Change in net assets resulting from Class A capital transactions	$681	$(4,022)	$(110,260)	$691,440

Class B (a)
Cost of shares redeemed	$—	$(129)	$—	$—
Conversion to Class A Shares	—	(79)	—	—

Change in net assets resulting from Class B capital transactions	$—	$(208)	$—	$—

Class C
Proceeds from shares issued	$754	$522	$121,500	$341,265
Distributions reinvested	—	—	7,430	12,024
Cost of shares redeemed	(952)	(2,310)	(60,487)	(65,697)

Change in net assets resulting from Class C capital transactions	$(198)	$(1,788)	$68,443	$287,592

Institutional Class
Proceeds from shares issued	$—	$—	$2,575,922	$2,416,260
Distributions reinvested	—	—	138,428	134,005
Cost of shares redeemed	—	—	(508,024)	(641,266)

Change in net assets resulting from Institutional Class capital transactions	$—	$—	$2,206,326	$1,908,999

Select Class
Proceeds from shares issued	$1,223	$8,612	$368,274	$883,261
Distributions reinvested	—	—	17,281	87,369
Cost of shares redeemed	(29,931)	(163,720)	(1,891,356)	(489,380)

Change in net assets resulting from Select Class capital transactions	$(28,708)	$(155,108)	$(1,505,801)	$481,250

Total change in net assets resulting from capital transactions	$(28,225)	$(161,126)	$658,708	$3,369,281

(a)	All remaining Class B Shares converted to Class A Shares on June 19, 2015 for Multi-Cap Market Neutral Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

54	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2015

	Multi-Cap Market Neutral Fund		Value Advantage Fund
	Six Months Ended December 31, 2015 (Unaudited)	Year Ended June 30, 2015	Six Months Ended December 31, 2015 (Unaudited)	Year Ended June 30, 2015
SHARE TRANSACTIONS:
Class A
Issued	159	56	14,780	38,204
Reinvested	—	—	1,238	2,177
Redeemed	(93)	(468)	(19,379)	(16,986)
Conversion from Class B Shares	—	8	—	—

Change in Class A Shares	66	(404)	(3,361)	23,395

Class B (a)
Redeemed	—	(14)	—	—
Conversion to Class A Shares	—	(8)	—	—

Change in Class B Shares	—	(22)	—	—

Class C
Issued	79	56	4,234	11,531
Reinvested	—	—	270	414
Redeemed	(101)	(245)	(2,111)	(2,215)

Change in Class C Shares	(22)	(189)	2,393	9,730

Institutional Class
Issued	—	—	88,843	81,240
Reinvested	—	—	4,985	4,545
Redeemed	—	—	(17,556)	(21,282)

Change in Institutional Class Shares	—	—	76,272	64,503

Select Class
Issued	120	848	12,743	29,705
Reinvested	—	—	623	2,972
Redeemed	(2,921)	(16,074)	(65,712)	(16,492)

Change in Select Class Shares	(2,801)	(15,226)	(52,346)	16,185

(a)	All remaining Class B Shares converted to Class A Shares on June 19, 2015 for Multi-Cap Market Neutral Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2015	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	55

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Growth Advantage Fund
Class A
Six Months Ended December 31, 2015 (Unaudited)	$15.74	$(0.05	)(f)	$(0.14)	$(0.19)	$—	$(0.53)	$(0.53)
Year Ended June 30, 2015	14.24	(0.10	)(f)	2.17	2.07	—	(0.57)	(0.57)
Year Ended June 30, 2014	11.43	(0.07	)(f)	3.52	3.45	—	(0.64)	(0.64)
Year Ended June 30, 2013	9.49	0.01	(f)(g)	1.97	1.98	(0.01)	(0.03)	(0.04)
Year Ended June 30, 2012	9.28	(0.03	)(f)(h)	0.24	0.21	—	—	—
Year Ended June 30, 2011	6.76	(0.04	)(f)	2.56	2.52	—	—	—

Class C
Six Months Ended December 31, 2015 (Unaudited)	14.22	(0.08	)(f)	(0.14)	(0.22)	—	(0.53)	(0.53)
Year Ended June 30, 2015	12.98	(0.15	)(f)	1.96	1.81	—	(0.57)	(0.57)
Year Ended June 30, 2014	10.51	(0.12	)(f)	3.23	3.11	—	(0.64)	(0.64)
Year Ended June 30, 2013	8.77	(0.04	)(f)(g)	1.81	1.77	—	(0.03)	(0.03)
Year Ended June 30, 2012	8.61	(0.07	)(f)(h)	0.23	0.16	—	—	—
Year Ended June 30, 2011	6.31	(0.08	)(f)	2.38	2.30	—	—	—

Class R5
Six Months Ended December 31, 2015 (Unaudited)	16.25	(0.02	)(f)	(0.15)	(0.17)	—	(0.53)	(0.53)
Year Ended June 30, 2015	14.63	(0.04	)(f)	2.23	2.19	—	(0.57)	(0.57)
Year Ended June 30, 2014	11.68	(0.02	)(f)	3.61	3.59	—	(0.64)	(0.64)
Year Ended June 30, 2013	9.69	0.06	(f)(g)	2.01	2.07	(0.05)	(0.03)	(0.08)
Year Ended June 30, 2012	9.44	0.01	(f)(h)	0.24	0.25	—	—	—
Year Ended June 30, 2011	6.86	—	(f)(i)	2.58	2.58	—	—	—

Class R6
Six Months Ended December 31, 2015 (Unaudited)	16.27	(0.01	)(f)	(0.15)	(0.16)	—	(0.53)	(0.53)
Year Ended June 30, 2015	14.64	(0.03	)(f)	2.23	2.20	—	(0.57)	(0.57)
December 23, 2013 (j) through June 30, 2014	13.86	(0.01	)(f)	0.79	0.78	—	—	—

Select Class
Six Months Ended December 31, 2015 (Unaudited)	16.06	(0.04	)(f)	(0.14)	(0.18)	—	(0.53)	(0.53)
Year Ended June 30, 2015	14.50	(0.07	)(f)	2.20	2.13	—	(0.57)	(0.57)
Year Ended June 30, 2014	11.60	(0.04	)(f)	3.58	3.54	—	(0.64)	(0.64)
Year Ended June 30, 2013	9.63	0.04	(f)(g)	1.98	2.02	(0.02)	(0.03)	(0.05)
Year Ended June 30, 2012	9.39	(0.02	)(f)(h)	0.26	0.24	—	—	—
Year Ended June 30, 2011	6.83	(0.02	)(f)	2.58	2.56	—	—	—

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.
(g)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $(0.02), $(0.06), $0.03 and $0.01 for Class A, Class C, Class R5 and Select Class Shares, respectively, and the net investment income (loss) ratio would have been (0.17)%, (0.66)%, 0.27% and 0.09% for Class A, Class C, Class R5 and Select Class Shares, respectively.
(h)	Reflects a special dividend paid out during the period by one of the Fund’s holdings. Had the Fund not received the special dividend, the net investment ncome (loss) per share would have been $(0.05), $(0.09), $(0.01) and $(0.03) for Class A, Class C, Class R5 and Select Class Shares, respectively, and the net investment income (loss) ratio would have been (0.56)%, (1.03)%, (0.12)% and (0.37)% for Class A, Class C, Class R5 and Select Class Shares, respectively.
(i)	Amount rounds to less than $0.01.
(j)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

56	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2015

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)(e)

$15.02	(1.12)%	$1,735,538	1.25%	(0.63)%		1.34%	15%
15.74	14.99	1,174,260	1.24	(0.65)		1.35	46
14.24	30.69	717,564	1.24	(0.51)		1.31	62
11.43	20.95	276,670	1.24	0.11	(g)	1.28	76
9.49	2.26	194,911	1.25	(0.37	)(h)	1.30	86
9.28	37.28	176,492	1.25	(0.45)		1.31	96

13.47	(1.46)	567,051	1.75	(1.13)		1.82	15
14.22	14.43	321,500	1.74	(1.14)		1.84	46
12.98	30.12	144,229	1.74	(1.01)		1.81	62
10.51	20.27	42,655	1.74	(0.38	)(g)	1.78	76
8.77	1.86	27,469	1.75	(0.84	)(h)	1.80	86
8.61	36.45	20,676	1.75	(0.95)		1.81	96

15.55	(0.96)	77,931	0.87	(0.26)		0.88	15
16.25	15.42	58,686	0.86	(0.25)		0.87	46
14.63	31.25	1,453,864	0.85	(0.11)		0.86	62
11.68	21.49	835,233	0.83	0.55	(g)	0.84	76
9.69	2.65	468,064	0.85	0.07	(h)	0.85	86
9.44	37.61	179,677	0.86	(0.05)		0.86	96

15.58	(0.90)	2,636,336	0.75	(0.14)		0.75	15
16.27	15.48	2,414,333	0.76	(0.17)		0.77	46
14.64	5.63	271,958	0.80	(0.15)		0.82	62

15.35	(1.04)	1,457,720	1.08	(0.47)		1.08	15
16.06	15.14	1,219,501	1.09	(0.48)		1.09	46
14.50	31.03	975,175	1.05	(0.30)		1.06	62
11.60	21.14	842,783	1.03	0.37	(g)	1.03	76
9.63	2.56	662,786	1.05	(0.18	)(h)	1.05	86
9.39	37.48	836,154	1.06	(0.27)		1.06	96

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2015	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	57

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Mid Cap Equity Fund
Class A
Six Months Ended December 31, 2015 (Unaudited)	$47.12	$(0.02	)(f)	$(2.65)	$(2.67)	$(0.03)	$(2.11)	$(2.14)
Year Ended June 30, 2015	44.91	(0.03	)(f)	4.32	4.29	(0.02)	(2.06)	(2.08)
Year Ended June 30, 2014	38.10	(0.04	)(f)	10.25	10.21	(0.02)	(3.38)	(3.40)
Year Ended June 30, 2013	30.97	0.10	(f)(g)	7.36	7.46	(0.07)	(0.26)	(0.33)
Year Ended June 30, 2012	31.29	0.10	(f)(h)	(0.34)	(0.24)	(0.08)	—	(0.08)
Year Ended June 30, 2011	22.95	0.04	(f)	8.36	8.40	(0.06)	—	(0.06)

Class C
Six Months Ended December 31, 2015 (Unaudited)	46.16	(0.13	)(f)	(2.60)	(2.73)	—	(2.11)	(2.11)
Year Ended June 30, 2015	44.21	(0.25	)(f)	4.23	3.98	—	(2.03)	(2.03)
Year Ended June 30, 2014	37.71	(0.24	)(f)	10.12	9.88	—	(3.38)	(3.38)
Year Ended June 30, 2013	30.75	(0.07	)(f)(g)	7.29	7.22	— (i)	(0.26)	(0.26)
Year Ended June 30, 2012	31.16	(0.05	)(f)(h)	(0.35)	(0.40)	(0.01)	—	(0.01)
Year Ended June 30, 2011	22.93	(0.12	)(f)	8.37	8.25	(0.02)	—	(0.02)

Class R2
Six Months Ended December 31, 2015 (Unaudited)	46.98	(0.08	)(f)	(2.64)	(2.72)	— (i)	(2.11)	(2.11)
Year Ended June 30, 2015	44.87	(0.14	)(f)	4.30	4.16	—	(2.05)	(2.05)
March 14, 2014 (j) through June 30, 2014	42.92	(0.05	)(f)	2.01	1.96	(0.01)	—	(0.01)

Class R5
Six Months Ended December 31, 2015 (Unaudited)	47.49	0.09	(f)	(2.69)	(2.60)	(0.09)	(2.11)	(2.20)
Year Ended June 30, 2015	45.15	0.20	(f)	4.33	4.53	(0.13)	(2.06)	(2.19)
March 14, 2014 (j) through June 30, 2014	43.14	0.04	(f)	2.02	2.06	(0.05)	—	(0.05)

Class R6
Six Months Ended December 31, 2015 (Unaudited)	47.49	0.09	(f)	(2.67)	(2.58)	(0.10)	(2.11)	(2.21)
Year Ended June 30, 2015	45.15	0.20	(f)	4.34	4.54	(0.14)	(2.06)	(2.20)
March 14, 2014 (j) through June 30, 2014	43.14	0.04	(f)	2.02	2.06	(0.05)	—	(0.05)

Select Class
Six Months Ended December 31, 2015 (Unaudited)	47.47	0.06	(f)	(2.67)	(2.61)	(0.07)	(2.11)	(2.18)
Year Ended June 30, 2015	45.15	0.13	(f)	4.34	4.47	(0.09)	(2.06)	(2.15)
Year Ended June 30, 2014	38.22	0.11	(f)	10.30	10.41	(0.10)	(3.38)	(3.48)
Year Ended June 30, 2013	31.05	0.20	(f)(g)	7.40	7.60	(0.17)	(0.26)	(0.43)
Year Ended June 30, 2012	31.36	0.19	(f)(h)	(0.33)	(0.14)	(0.17)	—	(0.17)
Year Ended June 30, 2011	22.97	0.14	(f)	8.37	8.51	(0.12)	—	(0.12)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.
(g)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $0.03, $(0.14) and $0.14 for Class A, Class C and Select Class Shares, respectively, and the net investment income (loss) ratio would have been 0.09%, (0.39)% and 0.39% for Class A, Class C and Select Class Shares, respectively.
(h)	Reflects a special dividend paid out during the period by one of the Fund’s holdings. Had the Fund not received the special dividend the net investment income (loss) per share would have been $0.05, $(0.10) and $0.14 for Class A, Class C and Select Class Shares, respectively and the net investment income (loss) ratio would have been 0.18%, (0.33)% and 0.48% for Class A, Class C and Select Class Shares, respectively.
(i)	Amount rounds to less than $0.01.
(j)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

58	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2015

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)(e)

$42.31	(5.60)%	$268,940	1.25%	(0.09)%		1.44%	17%
47.12	9.99	232,320	1.24	(0.06)		1.44	41
44.91	27.96	156,016	1.24	(0.08)		1.41	47
38.10	24.23	21,171	1.24	0.27	(g)	1.49	67
30.97	(0.76)	6,965	1.24	0.34	(h)	1.54	55
31.29	36.60	2,918	1.24	0.14		1.53	88

41.32	(5.84)	26,425	1.75	(0.60)		1.93	17
46.16	9.44	25,597	1.74	(0.56)		1.91	41
44.21	27.34	20,018	1.74	(0.57)		1.93	47
37.71	23.60	6,136	1.74	(0.21	)(g)	2.00	67
30.75	(1.29)	1,244	1.75	(0.18	)(h)	2.03	55
31.16	35.98	447	1.74	(0.40)		2.06	88

‘
42.15	(5.72)	780	1.50	(0.36)		1.76	17
46.98	9.71	823	1.49	(0.31)		1.69	41
44.87	4.56	688	1.47	(0.41)		1.60	47

42.69	(5.39)	2,939	0.80	0.37		0.85	17
47.49	10.49	1,636	0.79	0.43		0.88	41
45.15	4.77	91	0.78	0.27		0.91	47

42.70	(5.35)	1,312,265	0.75	0.41		0.76	17
47.49	10.53	1,268,988	0.74	0.45		0.80	41
45.15	4.78	823,036	0.73	0.34		0.86	47

42.68	(5.43)	1,604,412	0.90	0.24		1.18	17
47.47	10.35	1,773,929	0.89	0.29		1.16	41
45.15	28.45	1,773,321	0.89	0.27		1.18	47
38.22	24.64	932,920	0.89	0.57	(g)	1.23	67
31.05	(0.42)	813,125	0.89	0.64	(h)	1.30	55
31.36	37.09	568,854	0.89	0.50		1.27	88

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2015	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	59

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net realized gain
Mid Cap Growth Fund
Class A
Six Months Ended December 31, 2015 (Unaudited)	$27.71	$(0.09	)(f)	$(1.87)	$(1.96)	$(1.46)
Year Ended June 30, 2015	27.49	(0.18	)(f)	3.19	3.01	(2.79)
Year Ended June 30, 2014	22.99	(0.13	)(f)(g)	7.42	7.29	(2.79)
Year Ended June 30, 2013	19.52	(0.04	)(f)(h)	4.50	4.46	(0.99)
Year Ended June 30, 2012	23.30	(0.05	)(f)(i)	(1.72)	(1.77)	(2.01)
Year Ended June 30, 2011	16.35	(0.09	)(f)	7.04	6.95	—

Class C
Six Months Ended December 31, 2015 (Unaudited)	22.93	(0.13	)(f)	(1.55)	(1.68)	(1.46)
Year Ended June 30, 2015	23.35	(0.26	)(f)	2.63	2.37	(2.79)
Year Ended June 30, 2014	19.97	(0.22	)(f)(g)	6.39	6.17	(2.79)
Year Ended June 30, 2013	17.17	(0.12	)(f)(h)	3.91	3.79	(0.99)
Year Ended June 30, 2012	20.88	(0.13	)(f)(i)	(1.57)	(1.70)	(2.01)
Year Ended June 30, 2011	14.73	(0.18	)(f)	6.33	6.15	—

Class R2
Six Months Ended December 31, 2015 (Unaudited)	29.96	(0.12	)(f)	(2.01)	(2.13)	(1.46)
Year Ended June 30, 2015	29.54	(0.24	)(f)	3.45	3.21	(2.79)
Year Ended June 30, 2014	24.56	(0.20	)(f)(g)	7.97	7.77	(2.79)
Year Ended June 30, 2013	20.83	(0.07	)(f)(h)	4.79	4.72	(0.99)
Year Ended June 30, 2012	24.73	(0.07	)(f)(i)	(1.82)	(1.89)	(2.01)
Year Ended June 30, 2011	17.38	(0.13	)(f)	7.48	7.35	—

Class R5
Six Months Ended December 31, 2015 (Unaudited)	31.26	(0.04	)(f)	(2.10)	(2.14)	(1.46)
Year Ended June 30, 2015	30.52	(0.07	)(f)	3.60	3.53	(2.79)
Year Ended June 30, 2014	25.15	(0.02	)(f)(g)	8.18	8.16	(2.79)
Year Ended June 30, 2013	21.18	0.06	(f)(h)	4.90	4.96	(0.99)
November 1, 2011 (j) through June 30, 2012	21.75	0.04	(f)(i)	1.40	1.44	(2.01)

Class R6
Six Months Ended December 31, 2015 (Unaudited)	31.33	(0.03	)(f)	(2.11)	(2.14)	(1.46)
Year Ended June 30, 2015	30.57	(0.06	)(f)	3.61	3.55	(2.79)
Year Ended June 30, 2014	25.17	—	(f)(g)(k)	8.19	8.19	(2.79)
Year Ended June 30, 2013	21.19	0.08	(f)(h)	4.89	4.97	(0.99)
November 1, 2011 (j) through June 30, 2012	21.75	0.08	(f)(i)	1.37	1.45	(2.01)

Select Class
Six Months Ended December 31, 2015 (Unaudited)	31.06	(0.06	)(f)	(2.09)	(2.15)	(1.46)
Year Ended June 30, 2015	30.39	(0.11	)(f)	3.57	3.46	(2.79)
Year Ended June 30, 2014	25.08	(0.06	)(f)(g)	8.16	8.10	(2.79)
Year Ended June 30, 2013	21.15	0.03	(f)(h)	4.89	4.92	(0.99)
Year Ended June 30, 2012	24.97	0.02	(f)(i)	(1.83)	(1.81)	(2.01)
Year Ended June 30, 2011	17.47	(0.03	)(f)	7.53	7.50	—

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.
(g)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends the net investment income (loss) per share would have been $(0.14), $(0.23), $(0.20), $(0.02), $(0.01) and $(0.06) for Class A, Class C, Class R2, Class R5, Class R6 and Select Class Shares, respectively, and the net investment income (loss) ratio would have been (0.53)%, (1.03)%, (0.73)%, (0.08)%, (0.03)% and (0.22)% for Class A, Class C, Class R2, Class R5, Class R6 and Select Class Shares, respectively.

SEE NOTES TO FINANCIAL STATEMENTS.

60	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2015

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)(e)

$24.29	(6.99)%	$1,007,816	1.24%	(0.70)%		1.37%	26%
27.71	12.37	984,262	1.23	(0.68)		1.35	57
27.49	33.44	765,310	1.24	(0.51	)(g)	1.37	69
22.99	23.70	586,787	1.23	(0.17	)(h)	1.45	70
19.52	(6.61)	538,323	1.24	(0.23	)(i)	1.38	70
23.30	42.51	696,334	1.24	(0.44)		1.36	79

19.79	(7.23)	101,493	1.74	(1.19)		1.87	26
22.93	11.78	75,494	1.73	(1.19)		1.86	57
23.35	32.85	41,047	1.73	(1.01	)(g)	1.86	69
19.97	23.03	23,745	1.73	(0.67	)(h)	1.95	70
17.17	(7.06)	22,190	1.75	(0.75	)(i)	1.88	70
20.88	41.75	29,187	1.77	(0.97)		1.86	79

26.37	(7.04)	30,702	1.40	(0.82)		1.64	26
29.96	12.18	9,868	1.39	(0.85)		1.64	57
29.54	33.25	1,852	1.40	(0.71	)(g)	1.59	69
24.56	23.46	320	1.39	(0.32	)(h)	1.71	70
20.83	(6.72)	230	1.40	(0.35	)(i)	1.63	70
24.73	42.29	121	1.40	(0.59)		1.60	79

27.66	(6.77)	218,610	0.79	(0.25)		0.88	26
31.26	12.87	164,713	0.78	(0.25)		0.87	57
30.52	34.06	27,454	0.79	(0.06	)(g)	0.92	69
25.15	24.22	17,848	0.79	0.28	(h)	1.00	70
21.18	7.71	14,837	0.78	0.31	(i)	0.92	70

27.73	(6.76)	492,194	0.74	(0.17)		0.76	26
31.33	12.92	265,905	0.73	(0.19)		0.78	57
30.57	34.16	86,150	0.74	(0.01	)(g)	0.86	69
25.17	24.26	47,434	0.74	0.34	(h)	0.98	70
21.19	7.76	13,982	0.73	0.58	(i)	0.87	70

27.45	(6.85)	1,015,196	0.93	(0.40)		1.11	26
31.06	12.68	1,562,284	0.92	(0.37)		1.12	57
30.39	33.91	1,254,748	0.93	(0.20	)(g)	1.12	69
25.08	24.06	894,740	0.93	0.14	(h)	1.20	70
21.15	(6.31)	827,306	0.93	0.09	(i)	1.13	70
24.97	42.93	1,031,463	0.93	(0.13)		1.10	79

(h)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $(0.09), $(0.17), $(0.13), $0.01, $0.02 and $(0.02) for Class A, Class C, Class R2, Class R5, Class R6 and Select Class Shares, respectively, and the net investment income (loss) ratio would have been (0.42)%, (0.92)%, (0.57)%, 0.04%, 0.09% and (0.10)% for Class A, Class C, Class R2, Class R5, Class R6 and Select Class Shares, respectively.
(i)	Reflects a special dividend paid out during the period by one of the Fund’s holdings. Had the Fund not received the special dividend, the net investment income (loss) per share would have been $(0.09), $(0.17), $(0.12), less than $0.01, $0.03 and $(0.03) for Class A, Class C, Class R2, Class R5, Class R6 and Select Class Shares, respectively, and the net investment income (loss) ratio would have been (0.46)%, (0.97)%, (0.57)%, (0.03)%, 0.24% and (0.14)% for Class A, Class C, Class R2, Class R5, Class R6 and Select Class Shares, respectively.
(j)	Commencement of offering of class of shares.
(k)	Amount rounds to less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2015	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	61

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Mid Cap Value Fund
Class A
Six Months Ended December 31, 2015 (Unaudited)	$36.98	$0.10	(f)	$(1.67)	$(1.57)	$(0.14)	$(1.95)	$(2.09)
Year Ended June 30, 2015	37.25	0.20	(f)	2.52	2.72	(0.20)	(2.79)	(2.99)
Year Ended June 30, 2014	31.68	0.15	(f)(g)	7.02	7.17	(0.15)	(1.45)	(1.60)
Year Ended June 30, 2013	25.80	0.19	(f)(h)	6.20	6.39	(0.29)	(0.22)	(0.51)
Year Ended June 30, 2012	24.76	0.20	(f)	1.00	1.20	(0.16)	—	(0.16)
Year Ended June 30, 2011	18.91	0.18	(f)	5.85	6.03	(0.18)	—	(0.18)

Class C
Six Months Ended December 31, 2015 (Unaudited)	35.79	—	(f)(i)	(1.61)	(1.61)	—	(1.95)	(1.95)
Year Ended June 30, 2015	36.19	0.01	(f)	2.44	2.45	(0.06)	(2.79)	(2.85)
Year Ended June 30, 2014	30.84	(0.03	)(f)(g)	6.83	6.80	— (i)	(1.45)	(1.45)
Year Ended June 30, 2013	25.14	0.05	(f)(h)	6.03	6.08	(0.16)	(0.22)	(0.38)
Year Ended June 30, 2012	24.13	0.07	(f)	0.98	1.05	(0.04)	—	(0.04)
Year Ended June 30, 2011	18.44	0.07	(f)	5.69	5.76	(0.07)	—	(0.07)

Class R2
Six Months Ended December 31, 2015 (Unaudited)	35.73	0.05	(f)	(1.61)	(1.56)	(0.06)	(1.95)	(2.01)
Year Ended June 30, 2015	36.14	0.10	(f)	2.43	2.53	(0.15)	(2.79)	(2.94)
Year Ended June 30, 2014	30.81	0.06	(f)(g)	6.82	6.88	(0.10)	(1.45)	(1.55)
Year Ended June 30, 2013	25.18	0.12	(f)(h)	6.03	6.15	(0.30)	(0.22)	(0.52)
Year Ended June 30, 2012	24.27	0.14	(f)	0.97	1.11	(0.20)	—	(0.20)
Year Ended June 30, 2011	18.63	0.12	(f)	5.76	5.88	(0.24)	—	(0.24)

Institutional Class
Six Months Ended December 31, 2015 (Unaudited)	37.76	0.19	(f)	(1.71)	(1.52)	(0.32)	(1.95)	(2.27)
Year Ended June 30, 2015	37.99	0.40	(f)	2.56	2.96	(0.40)	(2.79)	(3.19)
Year Ended June 30, 2014	32.26	0.32	(f)(g)	7.17	7.49	(0.31)	(1.45)	(1.76)
Year Ended June 30, 2013	26.24	0.34	(f)(h)	6.31	6.65	(0.41)	(0.22)	(0.63)
Year Ended June 30, 2012	25.19	0.32	(f)	1.01	1.33	(0.28)	—	(0.28)
Year Ended June 30, 2011	19.22	0.30	(f)	5.95	6.25	(0.28)	—	(0.28)

Select Class
Six Months Ended December 31, 2015 (Unaudited)	37.36	0.14	(f)	(1.68)	(1.54)	(0.23)	(1.95)	(2.18)
Year Ended June 30, 2015	37.61	0.28	(f)	2.55	2.83	(0.29)	(2.79)	(3.08)
Year Ended June 30, 2014	31.95	0.23	(f)(g)	7.10	7.33	(0.22)	(1.45)	(1.67)
Year Ended June 30, 2013	26.01	0.27	(f)(h)	6.24	6.51	(0.35)	(0.22)	(0.57)
Year Ended June 30, 2012	24.97	0.26	(f)	1.01	1.27	(0.23)	—	(0.23)
Year Ended June 30, 2011	19.07	0.24	(f)	5.90	6.14	(0.24)	—	(0.24)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.
(g)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends the net investment income (loss) per share would have been $0.14, $(0.03), $0.05, $0.32 and $0.23 for Class A, Class C, Class R2, Institutional Class and Select Class Shares, respectively and the net investment income (loss) ratio would have been 0.41%, (0.10)%, 0.16%, 0.90% and 0.66% for Class A, Class C, Class R2, Institutional Class and Select Class Shares, respectively.
(h)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends the net investment income (loss) per share would have been $0.16, $0.01, $0.09, $0.31 and $0.23 for Class A, Class C, Class R2, Institutional Class and Select Class Shares, respectively and the net investment income (loss) ratio would have been 0.55%, 0.04%, 0.31%, 1.04% and 0.80% for Class A, Class C, Class R2, Institutional Class and Select Class Shares, respectively.
(i)	Amount rounds to less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

62	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2015

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)(e)

$33.32	(4.16)%	$2,329,955	1.24%	0.54%		1.40%	7%
36.98	7.68	2,623,772	1.23	0.53		1.38	18
37.25	23.25	3,404,974	1.23	0.42	(g)	1.37	25
31.68	25.06	3,157,503	1.23	0.67	(h)	1.38	23
25.80	4.92	1,986,930	1.24	0.83		1.41	30
24.76	31.96	1,979,270	1.23	0.81		1.39	41

32.23	(4.41)	545,458	1.75	0.03		1.83	7
35.79	7.12	595,385	1.74	0.03		1.84	18
36.19	22.63	608,283	1.74	(0.09	)(g)	1.87	25
30.84	24.43	534,813	1.74	0.16	(h)	1.88	23
25.14	4.38	370,781	1.75	0.32		1.91	30
24.13	31.29	373,415	1.74	0.30		1.89	41

32.16	(4.28)	64,927	1.50	0.28		1.74	7
35.73	7.38	71,697	1.49	0.28		1.71	18
36.14	22.94	71,958	1.49	0.17	(g)	1.62	25
30.81	24.71	57,003	1.49	0.43	(h)	1.63	23
25.18	4.65	14,824	1.49	0.59		1.66	30
24.27	31.66	6,500	1.49	0.50		1.65	41

33.97	(3.93)	9,626,398	0.75	1.03		0.94	7
37.76	8.19	10,320,516	0.74	1.05		0.94	18
37.99	23.88	8,581,992	0.74	0.92	(g)	0.97	25
32.26	25.68	6,627,529	0.74	1.16	(h)	0.98	23
26.24	5.43	3,543,900	0.74	1.33		1.01	30
25.19	32.66	2,812,296	0.74	1.29		0.99	41

33.64	(4.02)	2,133,412	0.99	0.79		1.11	7
37.36	7.92	2,347,703	0.98	0.75		1.10	18
37.61	23.59	2,967,759	0.98	0.67	(g)	1.12	25
31.95	25.35	2,870,752	0.98	0.92	(h)	1.13	23
26.01	5.20	1,836,012	0.98	1.09		1.16	30
24.97	32.29	1,513,926	0.98	1.05		1.14	41

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2015	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	63

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations

	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations
Multi-Cap Market Neutral Fund
Class A
Six Months Ended December 31, 2015 (Unaudited)	$9.87	$(0.03	)(g)	$0.36	$0.33
Year Ended June 30, 2015	9.91	(0.11	)(g)	0.07	(0.04)
Year Ended June 30, 2014	9.79	(0.13	)(g)	0.25	0.12
Year Ended June 30, 2013	9.69	(0.11	)(g)(h)	0.21	0.10
Year Ended June 30, 2012	9.81	(0.14	)(g)	0.02	(0.12)
Year Ended June 30, 2011	9.71	(0.16	)(g)	0.26	0.10

Class C
Six Months Ended December 31, 2015 (Unaudited)	9.31	(0.05	)(g)	0.34	0.29
Year Ended June 30, 2015	9.40	(0.15	)(g)	0.06	(0.09)
Year Ended June 30, 2014	9.33	(0.17	)(g)	0.24	0.07
Year Ended June 30, 2013	9.30	(0.17	)(g)(h)	0.20	0.03
Year Ended June 30, 2012	9.48	(0.20	)(g)	0.02	(0.18)
Year Ended June 30, 2011	9.46	(0.23	)(g)	0.25	0.02

Select Class
Six Months Ended December 31, 2015 (Unaudited)	10.07	(0.02	)(g)	0.37	0.35
Year Ended June 30, 2015	10.09	(0.09	)(g)	0.07	(0.02)
Year Ended June 30, 2014	9.94	(0.11	)(g)	0.26	0.15
Year Ended June 30, 2013	9.82	(0.09	)(g)(h)	0.21	0.12
Year Ended June 30, 2012	9.91	(0.12	)(g)	0.03	(0.09)
Year Ended June 30, 2011	9.79	(0.14	)(g)	0.26	0.12

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% or unless otherwise noted.
(e)	The net expenses and expenses without waivers, reimbursements and earnings credits (excluding dividend expense and interest expense for securities sold short) for Class A are 1.32% and 1.75% for the six months ended December 31, 2015, 1.48% and 1.95% for the year ended June 30, 2015, 1.49% and 1.91% for 2014, 1.48% and 1.88% for 2013, 1.48% and 1.94% for 2012, and 1.49% and 1.95% for 2011; for Class C are 1.82% and 2.28% for the six months ended December 31, 2015, 1.98% and 2.45% for the year ended June 30, 2015, 1.99% and 2.40% for 2014, 2.15% and 2.38% for 2013, 2.23% and 2.44% for 2012, 2.24% and 2.45% for 2011; for Select Class are 1.06% and 1.36% for the six months ended December 31, 2015, 1.23% and 1.64% for the year ended June 30, 2015, 1.23% and 1.65% for 2014, 1.23% and 1.63% for 2013, 1.23% and 1.69% for 2012, and 1.24% and 1.70% for 2011, respectively.
(f)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(g)	Calculated based upon average shares outstanding.
(h)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $(0.13), $(0.19) and $(0.11) for Class A, Class C and Select Class Shares, respectively, and the net investment income (loss) ratio would have been (1.38)%, (2.06)% and (1.16)% for Class A, Class C and Select Class Shares, respectively.

SEE NOTES TO FINANCIAL STATEMENTS.

64	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2015

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (including dividend and interest expense for securities sold short) (d)(e)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits (including dividend and interest expense for securities sold short) (e)	Portfolio turnover rate (excluding securities sold short) (b)(f)	Portfolio turnover rate (including securities sold short) (b)(f)

$10.20	3.34%	$7,161	2.67%	(0.59)%		3.10%	51%	106%
9.87	(0.40)	6,273	2.68	(1.14)		3.15	74	204
9.91	1.23	10,301	2.78	(1.36)		3.20	106	227
9.79	1.03	14,101	3.04	(1.13	)(h)	3.44	94	251
9.69	(1.22)	19,759	2.86	(1.42)		3.32	151	316
9.81	1.03	29,216	2.92	(1.65)		3.38	145	339

9.60	3.11	6,761	3.17	(1.10)		3.63	51	106
9.31	(0.96)	6,760	3.18	(1.62)		3.65	74	204
9.40	0.75	8,602	3.28	(1.85)		3.70	106	227
9.33	0.32	11,181	3.69	(1.81	)(h)	3.92	94	251
9.30	(1.90)	15,677	3.61	(2.17)		3.82	151	316
9.48	0.21	22,094	3.67	(2.46)		3.88	145	339

10.42	3.48	258,095	2.41	(0.36)		2.71	51	106
10.07	(0.20)	277,647	2.43	(0.89)		2.84	74	204
10.09	1.51	431,890	2.52	(1.07)		2.94	106	227
9.94	1.22	317,974	2.78	(0.90	)(h)	3.18	94	251
9.82	(0.91)	476,803	2.61	(1.17)		3.07	151	316
9.91	1.23	491,653	2.67	(1.39)		3.13	145	339

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2015	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	65

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Value Advantage Fund
Class A
Six Months Ended December 31, 2015 (Unaudited)	$29.84	$0.11	(f)	$(1.68)	$(1.57)	$(0.17)	$(0.29)	$(0.46)
Year Ended June 30, 2015	29.15	0.19	(f)	1.47	1.66	(0.26)	(0.71)	(0.97)
Year Ended June 30, 2014	24.64	0.34	(f)	5.03	5.37	(0.16)	(0.70)	(0.86)
Year Ended June 30, 2013	19.96	0.22	(f)	4.75	4.97	(0.20)	(0.09)	(0.29)
Year Ended June 30, 2012	19.07	0.25	(f)	0.84	1.09	(0.20)	—	(0.20)
Year Ended June 30, 2011	15.22	0.23	(f)	3.79	4.02	(0.17)	—	(0.17)

Class C
Six Months Ended December 31, 2015 (Unaudited)	29.72	0.04	(f)	(1.67)	(1.63)	(0.06)	(0.29)	(0.35)
Year Ended June 30, 2015	29.08	0.04	(f)	1.47	1.51	(0.16)	(0.71)	(0.87)
Year Ended June 30, 2014	24.61	0.20	(f)	5.02	5.22	(0.05)	(0.70)	(0.75)
Year Ended June 30, 2013	19.91	0.11	(f)	4.74	4.85	(0.06)	(0.09)	(0.15)
Year Ended June 30, 2012	19.01	0.16	(f)	0.84	1.00	(0.10)	—	(0.10)
Year Ended June 30, 2011	15.17	0.14	(f)	3.77	3.91	(0.07)	—	(0.07)

Institutional Class
Six Months Ended December 31, 2015 (Unaudited)	30.06	0.19	(f)	(1.71)	(1.52)	(0.32)	(0.29)	(0.61)
Year Ended June 30, 2015	29.31	0.34	(f)	1.50	1.84	(0.38)	(0.71)	(1.09)
Year Ended June 30, 2014	24.74	0.48	(f)	5.04	5.52	(0.25)	(0.70)	(0.95)
Year Ended June 30, 2013	19.99	0.34	(f)	4.75	5.09	(0.25)	(0.09)	(0.34)
Year Ended June 30, 2012	19.11	0.35	(f)	0.83	1.18	(0.30)	—	(0.30)
Year Ended June 30, 2011	15.24	0.32	(f)	3.79	4.11	(0.24)	—	(0.24)

Select Class
Six Months Ended December 31, 2015 (Unaudited)	29.99	0.14	(f)	(1.68)	(1.54)	(0.19)	(0.29)	(0.48)
Year Ended June 30, 2015	29.27	0.27	(f)	1.48	1.75	(0.32)	(0.71)	(1.03)
Year Ended June 30, 2014	24.72	0.42	(f)	5.03	5.45	(0.20)	(0.70)	(0.90)
Year Ended June 30, 2013	20.00	0.28	(f)	4.75	5.03	(0.22)	(0.09)	(0.31)
Year Ended June 30, 2012	19.12	0.30	(f)	0.83	1.13	(0.25)	—	(0.25)
Year Ended June 30, 2011	15.27	0.28	(f)	3.79	4.07	(0.22)	—	(0.22)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

66	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2015

	Ratios/Supplemental data
			Ratios to average net assets (a)

Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)(e)

$27.81	(5.24)%	$2,180,257	1.24%	0.77%	1.43%	7%
29.84	5.78	2,440,061	1.24	0.64	1.41	17
29.15	22.19	1,701,250	1.24	1.26	1.33	36
24.64	25.09	784,359	1.24	0.98	1.33	22
19.96	5.83	206,816	1.25	1.34	1.41	49
19.07	26.45	232,103	1.24	1.28	1.34	33

27.74	(5.49)	720,642	1.74	0.28	1.84	7
29.72	5.26	701,023	1.73	0.14	1.83	17
29.08	21.58	402,880	1.74	0.74	1.83	36
24.61	24.45	212,198	1.74	0.49	1.83	22
19.91	5.32	117,937	1.75	0.84	1.91	49
19.01	25.82	131,743	1.74	0.78	1.84	33

27.93	(5.04)	6,831,402	0.74	1.31	0.88	7
30.06	6.36	5,058,172	0.74	1.15	0.90	17
29.31	22.77	3,042,506	0.74	1.77	0.93	36
24.74	25.73	1,455,125	0.74	1.50	0.93	22
19.99	6.36	384,525	0.75	1.86	1.01	49
19.11	27.06	284,433	0.74	1.79	0.94	33

27.97	(5.13)	1,422,464	0.99	0.95	1.03	7
29.99	6.05	3,095,251	0.99	0.89	1.05	17
29.27	22.49	2,546,808	0.99	1.53	1.08	36
24.72	25.38	1,245,241	0.99	1.23	1.08	22
20.00	6.09	422,861	1.00	1.62	1.16	49
19.12	26.75	270,562	0.99	1.53	1.09	33

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2015	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	67

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2015 (Unaudited)

1. Organization

JPMorgan Trust I (“JPM I”) and JPMorgan Trust II (“JPM II”) were formed on November 12, 2004, as Delaware statutory trusts, pursuant to Declarations of Trust dated November 5, 2004 and are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-end management investment companies.

J.P. Morgan Mutual Fund Investment Trust (“JPMMFIT”), an open-end management investment company, was organized as a Massachusetts business trust on September 23, 1997.

J.P. Morgan Fleming Mutual Fund Group, Inc. (“JPMFMFG”, with JPM I, JPM II and JPMMFIT (collectively, the “Trusts”)), an open-end management investment company, was organized as a Maryland corporation on August 19, 1997.

The following are 6 separate funds of the Trusts (collectively, the “Funds”) covered by this report:

	Classes Offered	Trust	Diversified/Non-Diversified
Growth Advantage Fund	Class A, Class C, Class R5, Class R6 and Select Class	JPMMFIT	Diversified
Mid Cap Equity Fund	Class A, Class C, Class R2, Class R5, Class R6 and Select Class	JPM I	Diversified
Mid Cap Growth Fund	Class A, Class C, Class R2, Class R5, Class R6 and Select Class	JPM II	Diversified
Mid Cap Value Fund	Class A, Class C, Class R2, Institutional Class and Select Class	JPMFMFG	Diversified
Multi-Cap Market Neutral Fund	Class A, Class C, and Select Class	JPM II	Diversified
Value Advantage Fund	Class A, Class C, Institutional Class and Select Class	JPM I	Diversified

The investment objective of Growth Advantage Fund and Mid Cap Equity Fund is to seek to provide long-term capital growth.

The investment objective of Mid Cap Growth Fund is to seek growth of capital.

The investment objective of Mid Cap Value Fund is to seek growth from capital appreciation.

The investment objective of Multi-Cap Market Neutral Fund is to seek long-term capital preservation and growth by using strategies designed to produce returns which have no correlation with general domestic market performance.

The investment objective of Value Advantage Fund is to seek to provide long-term total return from a combination of income and capital gains.

Effective as of the close of business on January 3, 2014, all share classes of the Mid Cap Equity Fund are publicly offered only on a limited basis. Investors are not eligible to purchase shares of the Fund unless they meet certain requirements as described in the Fund’s prospectuses.

Effective as of the close of business on February 22, 2013, all share classes of the Mid Cap Value Fund are publicly offered only on a limited basis. Investors are not eligible to purchase shares of the Fund unless they meet certain requirements as described in the Fund’s prospectuses.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to Class R2, Class R5, Class R6, Institutional Class and Select Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different transfer agency, sub-transfer agency, distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectus.

On June 19, 2015, all remaining Class B Shares converted to Class A Shares of the same Fund. Prior to June 19, 2015, Class B Shares automatically converted to Class A Shares after eight years and provided for a CDSC.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The Funds are investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — The valuation of investments is in accordance with GAAP and the Funds’ valuation policies set forth by and under the supervision and responsibility of the Board of Trustees (the “Board”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at such unadjusted quoted prices and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.

JPMorgan Funds Management, Inc. (the “Administrator”) has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Board with the oversight and monitoring of the valuation of the Funds’ investments. The Administrator implements the valuation policies of the Funds’ investments, as directed by the Board. The AVC oversees and carries out the policies for the valuation of investments held in the Funds. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight, including but not limited to consideration of macro or security specific events, market events and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis with the AVC and the Board.

68	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2015

Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset values (“NAV”) of the Funds are calculated on a valuation date. Investments in open-end investment companies (the “Underlying Funds”), are valued at each Underlying Fund’s NAV per share as of the report date.

Futures are generally valued on the basis of available market quotations.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the valuation of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•

Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Funds’ assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

The following tables represent each valuation input as presented on the Schedules of Portfolio Investments (“SOIs”) (amounts in thousands):

Growth Advantage Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$6,446,833	$–	$–	$6,446,833

Mid Cap Equity Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$3,215,181	$–	$–	$3,215,181

Mid Cap Growth Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$2,869,836	$–	$–	$2,869,836

Mid Cap Value Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$14,766,099	$–	$–	$14,766,099

Multi-Cap Market Neutral Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$270,507	$–	$–	$270,507

Total Liabilities for Securities Sold Short (a)	$(241,707)	$–	$–	$(241,707)

Appreciation in Other Financial Instruments
Futures Contracts	$1	$–	$–	$1

DECEMBER 31, 2015	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	69

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2015 (Unaudited) (continued)

Value Advantage Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$11,154,544	$–	$–	$11,154,544

(a)	All portfolio holdings designated as Level 1 are disclosed individually on the SOIs. Please refer to the SOIs for industry specifics of portfolio holdings. There were no transfers among any levels during the six months ended December 31, 2015.

B. Short Sales — Multi-Cap Market Neutral Fund engages in short sales as part of its normal investment activities. In a short sale, the Fund sells securities it does not own in anticipation of a decline in the market value of those securities. In order to deliver securities to the purchaser, the Fund borrows securities from a broker. To close out a short position, the Fund delivers the same securities to the broker.

The Fund is required to pledge cash or securities to the broker as collateral for the securities sold short. Collateral requirements are calculated daily based on the current market value of the short positions. Cash collateral deposited with the broker is recorded as an asset on the Statements of Assets and Liabilities. Securities segregated as collateral are denoted on the SOIs. The Fund may receive or pay the net of the following amounts: (i) a portion of the income from the investment of cash collateral; (ii) the broker’s fee on the borrowed securities (calculated daily based upon the market value of each borrowed security and a variable rate that is dependent on availability of the security); and (iii) a financing charge for the difference between the market value of the short position and cash collateral deposited with the broker. The net income or fee is reported as Interest income or Interest expense, respectively, on securities sold short on the Statements of Operations.

The Fund is obligated to pay the broker dividends declared on short positions when a position is open on the record date. Dividends on short positions are reported on ex-dividend date on the Statements of Operations as Dividend expense on securities sold short.

Liabilities for securities sold short are reported at market value on the Statements of Assets and Liabilities and the change in market value is recorded as change in net unrealized appreciation (depreciation) on the Statements of Operations. Short sale transactions may result in unlimited losses as the security’s price increases and the short position loses value. There is no upward limit on the price a borrowed security could attain. The Fund is also subject to risk of loss if the broker were to fail to perform its obligations under the contractual terms.

The Fund will record a realized loss if the price of the borrowed security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will record a realized gain if the price of the borrowed security declines between those dates.

As of December 31, 2015, the Fund had outstanding short sales as listed on the SOIs.

C. Futures Contracts — Multi-Cap Market Neutral Fund used index futures contracts to gain or reduce exposure to the stock market, maintain liquidity or minimize transaction costs. The Fund also bought futures contracts to invest incoming cash in the market or sold futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Fund is required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Fund periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as Change in net unrealized appreciation/depreciation on the Statements of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported on the Statements of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated on the SOIs and cash deposited is recorded on the Statements of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statements of Assets and Liabilities.

The use of futures contracts exposes the Fund to equity price risk. The Fund may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Fund to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Fund to unlimited risk of loss. The Fund may enter into futures contracts only on exchanges or boards of trade.

The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Fund’s credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.

70	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2015

The table below discloses the volume of the Fund’s futures contracts activity during the six months ended December 31, 2015 (amounts in thousands):

Multi-Cap Market Neutral Fund
Futures Contracts:
Average Notional Balance short	$4,221
Ending Notional Balance Short	2,727

The Fund’s futures contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).

D. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income, net of foreign taxes withheld, if any, and dividend expense on securities sold short, are recorded on the ex-dividend date or when a Fund first learns of the dividend.

To the extent such information is publicly available, the Funds record distributions received in excess of income earned from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Funds adjust the estimated amounts of the components of distributions (and consequently their net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

E. Allocation of Income and Expenses — Expenses directly attributable to a fund are charged directly to that fund, while the expenses attributable to more than one fund of the Trusts are allocated among the respective funds. In calculating the NAV of each class, investment income, realized and unrealized gains and losses and expenses, other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

Transfer agent fees and sub-transfer agent fees are class-specific expenses. The amount of the transfer agent fees and sub-transfer agent fees charged to each class of the Funds for the six months ended December 31, 2015 are as follows (amounts in thousands):

	Class A	Class C	Class R2		Class R5		Class R6	Institutional Class	Select Class	Total
Growth Advantage Fund
Transfer agent fees	$41	$13	n/a		$2		$8	n/a	$14	$78
Sub-transfer agent fees	585	134	n/a		24		—	n/a	532	1,275
Mid Cap Equity Fund
Transfer agent fees	6	2	$—	(a)	—	(a)	5	n/a	14	27
Sub-transfer agent fees	215	20	1		—	(a)	—	n/a	1,418	1,654
Mid Cap Growth Fund
Transfer agent fees	178	6	2		2		5	n/a	14	207
Sub-transfer agent fees	405	42	10		62		—	n/a	756	1,275
Mid Cap Value Fund
Transfer agent fees	83	14	5		n/a		n/a	$20	395	517
Sub-transfer agent fees	1,779	202	78		n/a		n/a	3,940	1,182	7,181
Multi-Cap Market Neutral Fund
Transfer agent fees	1	1	n/a		n/a		n/a	n/a	2	4
Sub-transfer agent fees	4	5	n/a		n/a		n/a	n/a	8	17
Value Advantage Fund
Transfer agent fees	43	21	n/a		n/a		n/a	30	17	111
Sub-transfer agent fees	1,999	288	n/a		n/a		n/a	989	251	3,527

(a)	Amount rounds to less than $1,000.

F. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Funds’ tax positions for all open tax years and has determined that as of December 31, 2015, no liability for income tax is required in the Funds’ financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each of the Funds’ Federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

DECEMBER 31, 2015	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	71

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2015 (Unaudited) (continued)

G. Distributions to Shareholders — Distributions from net investment income are generally declared and paid at least annually, except for the Mid Cap Equity Fund, Mid Cap Growth Fund and Multi-Cap Market Neutral Fund, for which distributions are generally declared and paid at least quarterly. Distributions are declared separately for each class of each Fund. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreements, J.P. Morgan Investment Management Inc. (the “Adviser”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), supervises the investments of each Fund and for such services is paid a fee. The fee is accrued daily and paid monthly based on each Fund’s respective average daily net assets. The annual rate for each Fund is as follows:

Growth Advantage Fund	0.65%
Mid Cap Equity Fund	0.65
Mid Cap Growth Fund	0.65
Mid Cap Value Fund	0.65
Multi-Cap Market Neutral Fund*	0.80
Value Advantage Fund	0.65

*	Prior to September 1, 2015, the investment advisory fee for Multi-Cap Market Neutral Fund was 1.25%.

The Adviser waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator, an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex covered by the Administration Agreement (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the six months ended December 31, 2015, the effective annualized rate was 0.08% of each Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

The Administrator waived Administration fees as outlined in Note 3.F.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Funds’ sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trusts’ exclusive underwriter and promotes and arranges for the sale of each Fund’s shares.

The Board has adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class C and Class R2 Shares of the Funds, as applicable, in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to the Distributor, at annual rates of the average daily net assets as shown in the table below:

	Class A	Class C	Class R2
Growth Advantage Fund	0.25%	0.75%	n/a
Mid Cap Equity Fund	0.25	0.75	0.50%
Mid Cap Growth Fund	0.25	0.75	0.50
Mid Cap Value Fund	0.25	0.75	0.50
Multi-Cap Market Neutral Fund	0.25	0.75	n/a
Value Advantage Fund	0.25	0.75	n/a

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the six months ended December 31, 2015, the Distributor retained the following (amounts in thousands):

	Front-End Sales Charge		CDSC
Growth Advantage Fund	$796		$2
Mid Cap Equity Fund	180		—
Mid Cap Growth Fund	119		1
Mid Cap Value Fund	16		—	(a)
Multi-Cap Market Neutral Fund	—	(a)	—
Value Advantage Fund	316		2

(a)	Amount rounds to less than $1,000.

72	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2015

D. Shareholder Servicing Fees — The Trusts, on behalf of the Funds, have entered into Shareholder Servicing Agreements with the Distributor under which the Distributor provides certain support services to the shareholders. The Class R6 Shares do not participate in the Shareholder Servicing Agreement. For performing these services, the Distributor receives a fee that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class A	Class C	Class R2	Class R5	Institutional Class	Select Class
Growth Advantage Fund	0.25%	0.25%	n/a	0.05%	n/a	0.25%
Mid Cap Equity Fund	0.25	0.25	0.25%	0.05	n/a	0.25
Mid Cap Growth Fund	0.25	0.25	0.25	0.05	n/a	0.25
Mid Cap Value Fund	0.25	0.25	0.25	n/a	0.10%	0.25
Multi-Cap Market Neutral Fund	0.25	0.25	n/a	n/a	n/a	0.25
Value Advantage Fund	0.25	0.25	n/a	n/a	0.10	0.25

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Funds. For these services, the Funds pay JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees on the Statements of Operations. Payments to the custodian may be reduced by credits earned by each Fund, based on uninvested cash balances held by the custodian. Such earnings credits, if any, are presented separately on the Statements of Operations.

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Statements of Operations.

F. Waivers and Reimbursements — The Adviser, Administrator and/or Distributor have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation and extraordinary expenses) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A		Class C		Class R2	Class R5	Class R6	Institutional Class	Select Class
Growth Advantage Fund	1.25%		1.75%		n/a	0.90%	0.85%	n/a	1.10%
Mid Cap Equity Fund	1.25		1.75		1.50%	0.80	0.75	n/a	0.90
Mid Cap Growth Fund	1.24		1.74		1.40	0.79	0.74	n/a	0.93
Mid Cap Value Fund	1.24		1.75		1.50	n/a	n/a	0.75%	0.99
Multi-Cap Market Neutral Fund	1.25	*	1.75	*	n/a	n/a	n/a	n/a	0.99	*
Value Advantage Fund	1.25		1.75		n/a	n/a	n/a	0.75	1.00

*	Prior to September 1, 2015, the contractual expense limitation for Multi-Cap Market Neutral Fund was 1.50%, 2.00% and 1.25% for Class A, Class C and Select Class Shares, respectively.

Except as noted above, the expense limitation agreements were in effect for the six months ended December 31, 2015. The contractual expense limitation percentages in the table above are in place until at least October 31, 2016.

For the six months ended December 31, 2015, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expect the Funds to repay any such waived fees and reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory	Administration	Shareholder Servicing	Total	Contractual Reimbursements
Growth Advantage Fund	$—	$—	$774	$774	$—
Mid Cap Equity Fund	31	20	2,355	2,406	159
Mid Cap Growth Fund	149	96	1,854	2,099	23
Mid Cap Value Fund	3,355	2,238	6,610	12,203	525
Multi-Cap Market Neutral Fund	275	116	10	401	—
Value Advantage Fund	870	581	4,860	6,311	336

Additionally, the Funds may invest in one or more money market funds advised by the Adviser or its affiliates (affiliated money market funds). Effective November 1, 2015, the Adviser, Administrator and/or Distributor, as shareholder servicing agent, have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market fund on the applicable Funds’ investment in such affiliated money market fund. Prior to November 1, 2015, a portion of the waiver was voluntary.

DECEMBER 31, 2015	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	73

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2015 (Unaudited) (continued)

The amount of waivers resulting from investments in these money market funds for the six months ended December 31, 2015 was as follows (amounts in thousands):

Growth Advantage Fund	$176
Mid Cap Equity Fund	110
Mid Cap Growth Fund	104
Mid Cap Value Fund	405
Multi-Cap Market Neutral Fund	29
Value Advantage Fund	689

G. Other — Certain officers of the Trusts are affiliated with the Adviser, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board appointed a Chief Compliance Officer to the Funds in accordance with Federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the Statements of Operations.

The Trusts adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the six months ended December 31, 2015, the Funds may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Adviser.

The Funds may use related party broker-dealers. For the six months ended December 31, 2015, the Funds incurred brokerage commissions with broker-dealers affiliated with the Adviser as follows (amounts in thousands):

Growth Advantage Fund	$1
Mid Cap Equity Fund	—	(a)
Mid Cap Growth Fund	—	(a)
Mid Cap Value Fund	—	(a)
Multi-Cap Market Neutral Fund	—	(a)
Value Advantage Fund	6

(a)	Amount rounds to less than $1,000.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

4. Investment Transactions

During the six months ended December 31, 2015, purchases and sales of investments (excluding short-term investments and transfers in-kind) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Securities Sold Short	Covers on Securities Sold Short
Growth Advantage Fund	$2,106,961	$834,963	$—	$—
Mid Cap Equity Fund	642,031	517,585	—	—
Mid Cap Growth Fund	1,380,680	776,544	—	—
Mid Cap Value Fund	1,084,974	1,146,695	—	—
Multi-Cap Market Neutral Fund	135,862	126,344	148,770	129,458
Value Advantage Fund	2,055,471	797,861	—	—

During the six months ended December 31, 2015, there were no purchases or sales of U.S. Government securities.

74	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2015

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of investment securities held at December 31, 2015 were as follows (amounts in thousands):

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Growth Advantage Fund	$5,065,608	$1,529,214	$147,989	$1,381,225
Mid Cap Equity Fund	2,608,462	740,455	133,736	606,719
Mid Cap Growth Fund	2,507,661	470,341	108,166	362,175
Mid Cap Value Fund	10,387,786	4,802,709	424,396	4,378,313
Multi-Cap Market Neutral Fund	269,692	22,215	21,400	815
Value Advantage Fund	10,108,360	1,582,912	536,728	1,046,184

Under the Regulated Investment Company Modernization Act of 2010 (“the “Act”), net capital losses recognized by the Funds after June 30, 2011 are carried forward indefinitely, and retain their character as short-term and/or long-term losses. Prior to the Act, net capital losses incurred by the Funds were carried forward for eight years and treated as short-term losses. The Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

At June 30, 2015, the Funds did not have any post-enactment capital loss carryforwards.

At June 30, 2015, the following Funds had pre-enactment net capital loss carryforwards, expiring during the years indicated, which are available to offset future realized gains (amounts in thousands):

	2016	2017	2018		Total
Mid Cap Value Fund	$—	$—	$22,101	*	$22,101	*
Multi-Cap Market Neutral Fund	16,117	—	—		16,117

*	Amount includes capital loss carryforwards from business combinations, which are limited in future years under Internal Revenue Code Sections 381—384. Excludes approximately $5,263,000 of losses no longer available due to merger limitations.

6. Borrowings

The Funds rely upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPM II and may be relied upon by the Funds because the Funds and the series of JPM II are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trusts and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 7, 2016.

The Funds had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at December 31, 2015, or at any time during the six months then ended.

7. Redemptions in-Kind

During the six months ended December 31, 2015, certain Select Class shareholders sold their shares of Mid Cap Growth Fund. The portfolio securities were delivered primarily by means of a redemption in-kind in exchange for shares of the Fund. Cash and portfolio securities were transferred as of the close of business on the date and at the market value listed below (amounts in thousands):

November 6, 2015	Value		Realized Gains (Losses)	Type
Select Class	$602,118	*	$203,177	Redemptions in-kind

*	This amount includes cash of approximately $25,788,000 associated with the redemption in-kind.

DECEMBER 31, 2015	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	75

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2015 (Unaudited) (continued)

8. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

As of December 31, 2015, an affiliate of the Adviser had investment discretion with respect to its clients’ holdings in the Funds, which collectively represent the following percentage of each Fund’s net assets:

% of the Fund
Growth Advantage Fund Mid Cap Equity Fund	13.0 24.8%

As of December 31, 2015, the J.P. Morgan Investor Funds and JPMorgan SmartRetirement Funds, which are affiliated funds of funds, owned in the aggregate, shares representing more than 10% of the net assets of certain Funds as follows:

	J.P. Morgan Investor Funds	JPMorgan SmartRetirement Funds
Growth Advantage Fund	n/a	35.0%
Mid Cap Equity Fund	n/a	35.8
Multi-Cap Market Neutral Fund	90.2%	n/a
Value Advantage Fund	n/a	18.6

As of December 31, 2015, Mid Cap Equity Fund, Mid Cap Value Fund and Value Advantage Fund, each had a shareholder, which is an account maintained by a financial intermediary on behalf of its clients, that collectively owned shares representing the following percentage of each applicable Fund’s net assets:

% of the Fund
Mid Cap Equity Fund Mid Cap Value Fund Value Advantage Fund	10.8 17.0 18.7%

Significant shareholder transactions by these shareholders may impact the Funds’ performance.

As of December 31, 2015, the Multi-Cap Market Neutral Fund pledged a significant portion of its assets for securities sold short to Citigroup Global Markets, Inc., who also held 100% of the Multi-Cap Market Neutral Fund’s cash proceeds for securities sold short.

9. Subsequent Events

During the period December 31, 2015 through February 23, 2016, affiliated fund of funds of Multi-Cap Market Neutral Fund redeemed approximately $75,037,000. This amount represents 27.6% of the Fund’s net assets as of December 31, 2015.

During the period December 31, 2015 through February 23, 2016 certain shareholders of Mid Cap Equity Fund redeemed approximately $693,000,000. This amount represents 21.6% of the Fund’s net assets as of December 31, 2015.

76	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2015

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, July 1, 2015, and continued to hold your shares at the end of the reporting period, December 31, 2015.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value July 1, 2015	Ending Account Value December 31, 2015	Expenses Paid During the Period*	Annualized Expense Ratio
Growth Advantage Fund
Class A
Actual	$1,000.00	$988.80	$6.25	1.25%
Hypothetical	1,000.00	1,018.85	6.34	1.25
Class C
Actual	1,000.00	985.40	8.73	1.75
Hypothetical	1,000.00	1,016.34	8.87	1.75
Class R5
Actual	1,000.00	990.40	4.35	0.87
Hypothetical	1,000.00	1,020.76	4.42	0.87
Class R6
Actual	1,000.00	991.00	3.75	0.75
Hypothetical	1,000.00	1,021.37	3.81	0.75
Select Class
Actual	1,000.00	989.60	5.40	1.08
Hypothetical	1,000.00	1,019.71	5.48	1.08

Mid Cap Equity Fund
Class A
Actual	1,000.00	944.00	6.11	1.25
Hypothetical	1,000.00	1,018.85	6.34	1.25
Class C
Actual	1,000.00	941.60	8.54	1.75
Hypothetical	1,000.00	1,016.34	8.87	1.75
Class R2
Actual	1,000.00	942.80	7.33	1.50
Hypothetical	1,000.00	1,017.60	7.61	1.50

DECEMBER 31, 2015	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	77

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value July 1, 2015	Ending Account Value December 31, 2015	Expenses Paid During the Period*	Annualized Expense Ratio
Mid Cap Equity Fund (continued)
Class R5
Actual	$1,000.00	$946.10	$3.91	0.80%
Hypothetical	1,000.00	1,021.11	4.06	0.80
Class R6
Actual	1,000.00	946.50	3.67	0.75
Hypothetical	1,000.00	1,021.37	3.81	0.75
Select Class
Actual	1,000.00	945.70	4.40	0.90
Hypothetical	1,000.00	1,020.61	4.57	0.90

Mid Cap Growth Fund
Class A
Actual	1,000.00	930.10	6.02	1.24
Hypothetical	1,000.00	1,018.90	6.29	1.24
Class C
Actual	1,000.00	927.70	8.43	1.74
Hypothetical	1,000.00	1,016.39	8.82	1.74
Class R2
Actual	1,000.00	929.60	6.79	1.40
Hypothetical	1,000.00	1,018.10	7.10	1.40
Class R5
Actual	1,000.00	932.30	3.84	0.79
Hypothetical	1,000.00	1,021.17	4.01	0.79
Class R6
Actual	1,000.00	932.40	3.59	0.74
Hypothetical	1,000.00	1,021.42	3.76	0.74
Select Class
Actual	1,000.00	931.50	4.52	0.93
Hypothetical	1,000.00	1,020.46	4.72	0.93

Mid Cap Value Fund
Class A
Actual	1,000.00	958.40	6.10	1.24
Hypothetical	1,000.00	1,018.90	6.29	1.24
Class C
Actual	1,000.00	955.90	8.60	1.75
Hypothetical	1,000.00	1,016.34	8.87	1.75
Class R2
Actual	1,000.00	957.20	7.38	1.50
Hypothetical	1,000.00	1,017.60	7.61	1.50
Institutional Class
Actual	1,000.00	960.70	3.70	0.75
Hypothetical	1,000.00	1,021.37	3.81	0.75
Select Class
Actual	1,000.00	959.80	4.88	0.99
Hypothetical	1,000.00	1,020.16	5.03	0.99

Multi-Cap Market Neutral Fund
Class A
Actual	1,000.00	1,033.40	13.65	2.67
Hypothetical	1,000.00	1,011.71	13.50	2.67
Class C
Actual	1,000.00	1,031.10	16.18	3.17
Hypothetical	1,000.00	1,009.20	16.01	3.17
Select Class
Actual	1,000.00	1,034.80	12.33	2.41
Hypothetical	1,000.00	1,013.02	12.19	2.41

78	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2015

	Beginning Account Value July 1, 2015	Ending Account Value December 31, 2015	Expenses Paid During the Period*	Annualized Expense Ratio
Multi-Cap Market Neutral Fund (continued)
Value Advantage Fund
Class A
Actual	$1,000.00	$947.60	$6.07	1.24%
Hypothetical	1,000.00	1,018.90	6.29	1.24
Class C
Actual	1,000.00	945.10	8.51	1.74
Hypothetical	1,000.00	1,016.39	8.82	1.74
Institutional Class
Actual	1,000.00	949.60	3.63	0.74
Hypothetical	1,000.00	1,021.42	3.76	0.74
Select Class
Actual	1,000.00	948.70	4.85	0.99
Hypothetical	1,000.00	1,020.16	5.03	0.99

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

DECEMBER 31, 2015	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	79

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

(Unaudited)

The Board of Trustees has established various standing committees composed of Trustees with diverse backgrounds, to which the Board of Trustees has assigned specific subject matter responsibilities to further enhance the effectiveness of the Board’s oversight and decision making. The Board of Trustees and its investment committees (money market and alternative products, equity, and fixed income) meet regularly throughout the year and consider factors that are relevant to their annual consideration of investment advisory agreements at each meeting. They also meet for the specific purpose of considering investment advisory agreement annual renewals. The Board of Trustees held meetings in person in June and August 2015, at which the Trustees considered the continuation of the investment advisory agreements for each of the Funds whose semi-annual report is contained herein (each an “Advisory Agreement” and collectively, the “Advisory Agreements”). At the June meeting, the Board’s investment committees met to review and consider performance, expense and related information for the J.P. Morgan Funds. Each investment committee reported to the full Board, which then considered the investment committee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreements or any of their affiliates, approved the continuation of each Advisory Agreement on August 19, 2015.

As part of their review of the Advisory Agreements, the Trustees considered and reviewed performance and other information about the Funds received from the Adviser. This information includes the Funds’ performance as compared to the performance of their peers and benchmarks and analyses by the Adviser of the Funds’ performance. In addition, the Trustees have engaged an independent management consulting firm (“independent consultant”) to report on the performance of certain J.P. Morgan Funds at each of the Trustees’ regular meetings. The Adviser also periodically provides comparative information regarding the Funds’ expense ratios and those of their peer groups. In addition, in preparation for the June and August meetings, the Trustees requested, received and evaluated extensive materials from the Adviser, including, performance and expense information compiled by Lipper Inc. (“Lipper”), an independent provider of investment company data. The Trustees’ independent consultant also provided additional analyses of the performance of the Funds in connection with the Trustees’ review of the Advisory Agreements. Before voting on the proposed Advisory Agreements, the Trustees reviewed the proposed Advisory Agreements with representatives of the Adviser, counsel to the Trusts and independent legal counsel and received a memorandum from independent legal counsel to the Trustees discussing the legal standards for their consideration of the proposed Advisory Agreements. The Trustees also discussed the proposed Advisory Agreements in executive sessions with independent legal counsel at which no representatives of the Adviser were present. Set forth below is a summary of the material factors evaluated by the Trustees in determining whether to approve each Advisory Agreement.

The Trustees considered information provided with respect to the Funds over the course of the year. Each Trustee attributed different weights to the various factors, and no factor alone was considered determinative. From year to year, the Trustees consider and place emphasis on relevant information in light of changing circumstances in market and economic conditions. The Trustees determined that the compensation to be received by the Adviser from each Fund under the applicable Advisory Agreement was fair and reasonable and that the continuance of each Advisory Agreement was in the best interests of each Fund and its shareholders.

The factors summarized below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Adviser

The Trustees received and considered information regarding the nature, extent and quality of the services provided to each Fund under the Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Adviser’s senior management and the expertise of, and the amount of attention given to each Fund by, investment personnel of the Adviser. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of each Fund and the infrastructure supporting the team. The Trustees also considered information provided by the Adviser and JPMorgan Distribution Services, Inc. (“JPMDS”) about the structure and distribution strategy of each Fund. The Trustees reviewed information relating to the Adviser’s risk governance model and reports showing the Adviser’s compliance structure and ongoing compliance processes. The Trustees also considered the quality of the administrative services provided by JPMorgan Funds Management, Inc. (“JPMFM”), an affiliate of the Adviser.

The Trustees also considered their knowledge of the nature and quality of the services provided by the Adviser and its affiliates to the Funds gained from their experience as Trustees of the J.P. Morgan Funds. In addition, they considered the overall reputation and capabilities of the Adviser and its affiliates, the commitment of the Adviser to provide high quality service to the Funds, their overall confidence in the Adviser’s integrity and the Adviser’s responsiveness to questions or concerns raised by them, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to each Fund.

80	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2015

Based upon these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Funds by the Adviser.

Costs of Services Provided and Profitability to the Adviser and its Affiliates

The Trustees received and considered information regarding the profitability to the Adviser and its affiliates in providing services to each of the Funds. The Trustees reviewed and discussed this data. The Trustees recognized that this data is not audited and represents the Adviser’s determination of its and its affiliates’ revenues from the contractual services provided to the Funds, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Adviser. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based on their review, the Trustees concluded that the profitability to the Adviser under each of the Advisory Agreements was not unreasonable in light of the services and benefits provided to each Fund.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fallout” or ancillary benefits received by the Adviser and its affiliates as a result of their relationship with the Funds. The Trustees also reviewed the Adviser’s allocation of fund brokerage for the J.P. Morgan Funds complex, including allocations to brokers who provide research to the Adviser.

The Trustees also considered that JPMFM and JPMDS, affiliates of the Adviser, earn fees from the Funds for providing administrative and shareholder services. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Funds’ distributor and that these fees are in turn generally paid to financial intermediaries that sell the Funds, including financial intermediaries that are affiliates of the Adviser. The Trustees also considered the fees paid to JPMorgan Chase Bank, N.A. (“JPMCB”) for custody and fund accounting, and other related services.

Economies of Scale

The Trustees considered the extent to which the Funds may benefit from economies of scale. The Trustees considered that there may not be a direct relationship between economies of scale realized by the Funds and those realized by the Adviser as assets increase. The Trustees noted that the proposed investment advisory fee schedule for each Fund does not contain breakpoints, but that the fees remain competitive with peer funds. The Trustees also considered that the Adviser has implemented fee waivers and expense limitations (“Fee Caps”) which allow each Fund’s shareholders to share potential economies of scale from a Fund’s inception. The Trustees also considered that the Adviser has shared economies of scale by adding or enhancing services to the Funds over time, noting the Adviser’s substantial investments in its business in support of the Funds, including investments in trading systems and technology (including cybersecurity improvements), retention of key talent, additions to analyst and portfolio management teams, and regulatory support enhancements. The Trustees also considered whether it would be appropriate to add advisory fee breakpoints and the Trustees concluded that the current fee structure was reasonable in light of the Fee Caps that the Adviser has in place that serve to limit the overall net expense ratios of each Fund at competitive levels. The Trustees concluded that the Funds’ shareholders received the benefits of potential economies of scale through the Fee Caps and the Adviser’s reinvestment in its operations to serve the Funds and their shareholders.

Independent Written Evaluation of the Funds’ Senior/Chief Compliance Officer

The Trustees noted that, upon their direction, the Senior Officer for the Mid Cap Growth Fund, Mid Cap Value Fund and Multi-Cap Market Neutral Fund had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. In determining whether to continue the Advisory Agreements, the Trustees considered the Senior Officer’s report.

The Trustees noted that, upon their direction, the Chief Compliance Officer for the Growth Advantage Fund, Mid Cap Equity Fund, and Value Advantage Fund had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. The Trustees considered the written evaluation in determining whether to continue the Advisory Agreements.

Fees Relative to Adviser’s Other Clients

The Trustees received and considered information about the nature and extent of investment advisory services and fee rates offered to other clients of the Adviser, including institutional separate accounts and/or funds sub-advised by the Adviser, and for investment management styles substantially similar to that of each Fund. The Trustees considered the complexity of investment management for registered mutual funds relative to the Adviser’s other clients and noted differences in the regulatory, legal and other risks and responsibilities of providing services to the different clients. The Trustees considered that serving as an adviser to a registered mutual fund involves

DECEMBER 31, 2015	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	81

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

(Unaudited) (continued)

greater responsibilities and risks than acting as a sub-adviser and observed that sub-advisory fees may be lower than those charged by the Adviser to each Fund. The Trustees also noted that the adviser, not the mutual fund, pays the sub-advisory fee and that many responsibilities related to the advisory function are retained by the primary adviser. The Trustees concluded that the fee rates charged to each Fund in comparison to those charged to the Adviser’s other clients were reasonable.

Investment Performance

The Trustees received and considered absolute and/or relative performance for the Funds in a report prepared by Lipper. The Trustees considered the total return performance information, which included the ranking of the Funds within a performance universe made up of funds with the same Lipper investment classification and objective (the “Universe Group”) by total return for applicable one-, three- and five-year periods. The Trustees reviewed a description of Lipper’s methodology for selecting mutual funds in each Fund’s Universe Group. The Lipper materials provided to the Trustees highlighted information with respect to certain representative classes to assist the Trustees in their review. As part of this review, the Trustees also reviewed each Fund’s performance against its benchmark and considered the performance information provided for the Funds at regular Board meetings by the Adviser and the Trustees’ independent consultant and also considered the special analysis prepared by the Trustees’ independent consultant. The Lipper performance data noted by the Trustees as part of their review and the determinations made by the Trustees with respect to each Fund’s performance for certain representative classes are summarized below:

The Trustees noted that the Growth Advantage Fund’s performance was in the third, first, and first quintiles for both Class A and Select Class shares for the one-, three- and five year periods ended December 31, 2014, respectively, and that the Trustees’ independent consultant indicated that the Fund’s overall performance was attractive. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and, based upon this discussion and various other factors, concluded that the performance was reasonable.

The Trustees noted that the Mid Cap Equity Fund’s performance was in the first quintile for both Class A and Select Class shares for each of the one-, three-, and five-year periods ended December 31, 2014, and that the Trustees’ independent consultant indicated that overall performance was attractive. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and, based upon this discussion and various other factors, concluded that the performance was reasonable.

The Trustees noted that the Mid Cap Growth Fund’s performance was in the first, first and second quintiles for Class A shares for the one-, three- and five- year periods ended December 31, 2014, respectively, and in the first quintile for

Select Class shares for each of the one-, three-, and five-year periods ended December 31, 2014, and that the Trustees’ independent consultant indicated that overall performance was attractive. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and, based upon this discussion and various other factors, concluded that the performance was reasonable.

The Trustees noted that the Mid Cap Value Fund’s performance was in the first quintile for both Class A and Select Class shares for each of the one-, three-, and five-year periods ended December 31, 2014, and that the Trustees’ independent consultant indicated that the Fund’s overall performance was attractive. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and, based upon this discussion and various other factors, concluded that the performance was reasonable.

The Trustees noted that the Multi-Cap Market Neutral Fund’s performance was in the third, third and fourth quintiles for both Class A and Select Class shares for the one-, three-, and five-year periods ended December 31, 2014, respectively, and that the Trustees’ independent consultant indicated that the overall performance was satisfactory. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and, based upon this discussion, the Adviser’s and/or independent consultant’s analysis, and various other factors, concluded that the Fund’s performance was reasonable.

The Trustees noted that the Value Advantage Fund’s performance was in the first, second, and first quintiles for Class A shares for the one-, three-, and five-year periods ended December 31, 2014, respectively, and in the first quintile for Select Class shares for each of the one-, three-, and five-year periods ended December 31, 2014, and that the Trustees’ independent consultant indicated that overall performance was attractive. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and, based upon this discussion and various other factors, concluded that the performance was reasonable.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate paid by each Fund to the Adviser and compared that rate to the information prepared by Lipper concerning management fee rates paid by other funds in the same Lipper category as each Fund. The Trustees recognized that Lipper reported each Fund’s management fee rate as the combined contractual advisory fee and administration fee rates. The Trustees also reviewed information about other expenses and the expense ratios for each Fund. The Trustees considered the fee waiver and/or expense reimbursement arrangements currently in place for each Fund and considered the net advisory fee rate after taking into account any waivers and/or reimbursements. The Trustees recognized that it is difficult to make comparisons

82	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2015

of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Trustees’ determinations as a result of the review of each Fund’s advisory fees and expense ratios for certain representative classes are summarized below:

The Trustees noted that the Growth Advantage Fund’s net advisory fee for Class A and Select Class shares was in the third and fourth quintiles, respectively, and that the actual total expenses for Class A and Select Class shares were in the third and fourth quintiles, respectively, of the Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fees were reasonable.

The Trustees noted that the Mid Cap Equity Fund’s net advisory fee for Class A and Select Class shares was in the second and first quintiles, respectively, and that the actual total expenses for both Class A and Select Class shares were in the second quintile of the Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fees were reasonable.

The Trustees noted that the Mid Cap Growth Fund’s net advisory fee and actual total expenses for both Class A and Select Class shares were in the second quintile of the Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was reasonable.

The Trustees noted that the Mid Cap Value Fund’s net advisory fee and actual total expenses for both Class A and Select Class shares were in the third quintile of the Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was reasonable.

The Trustees noted that the Multi-Cap Market Neutral Fund’s net advisory fee for both Class A and Select Class shares was in the third quintile, and that the actual total expenses for both Class A and Select Class shares were in the first quintile of the Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was reasonable.

The Trustees noted that the Value Advantage Fund’s net advisory fee for both Class A and Select Class shares was in the third quintile, and that the actual total expenses for Class A and Select Class shares were in the third and fourth quintiles, respectively, of the Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was reasonable.

DECEMBER 31, 2015	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	83

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Funds’ website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Adviser. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management business of JPMorgan Chase & Co. Those businesses include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase &
Co., 2016. All rights reserved. December 2015.

SAN-MC-1215

Semi-Annual Report

J.P. Morgan Large Cap Funds

December 31, 2015 (Unaudited)

JPMorgan Disciplined Equity Fund

JPMorgan Dynamic Growth Fund

JPMorgan Equity Focus Fund

JPMorgan Equity Income Fund

JPMorgan Growth and Income Fund

JPMorgan Hedged Equity Fund

JPMorgan Large Cap Growth Fund

JPMorgan Large Cap Value Fund

JPMorgan U.S. Equity Fund

Investments in a Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectus for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P.
Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

January 29, 2016 (Unaudited)

Dear Shareholder,

The past six months have cemented key divergences between the U.S. and the rest of the world and between developed market economies and emerging market economies. In the face of slowing economic growth in
China and a tentative economic recovery in Europe, U.S. employment and consumer spending were strong enough to persuade the U.S. Federal Reserve (the “Fed”) to raise interest rates in December for the first time in a decade.

“Investors may take comfort from a relatively healthy U.S. economy and the stated determination of central banks in
China, the European Union and elsewhere to support both economic growth and financial markets.”

While U.S. equity and bond markets posted small positive returns for the six month period, the broader U.S. economy continued
to strengthen. Unemployment dropped to 5.0% and remained there for the final three months of 2015, the lowest levels since April 2008. Thanks to cheap gasoline, easy credit and overall economic improvement, the U.S. auto industry continued to show strong sales growth through the second half of 2015, on pace for an all-time high of 17.5 million vehicles for the full year. While U.S. wage growth had averaged 2% throughout most of the post financial crisis recovery, U.S. wages rose 2.5%
from one year earlier in both October and December 2015.

While the Fed determined the domestic economy was healthy enough to move toward normalized interest rate policy, U.S. gross domestic product fluctuated throughout 2015 and slowed to 2.0% in the July-September period and an estimated 0.7% in the October-December period. It became apparent during the second half of 2015, that economic weakness in both developed and emerging markets was a significant drag on U.S. growth. Furthermore, the strength of the U.S. dollar against other currencies — particularly those of emerging market exporting nations — put U.S.
exports at a comparative disadvantage.

Against this backdrop, demand for oil and most other commodities decreased. Prices for energy, metals, foods and precious metals were trading at levels not seen since the 1990s. While an oversupply of petroleum and natural gas hurt global energy prices, slowing economic growth in China and the nation’s transition away from a decade-long construction boom reduced demand for a range of other basic materials. The consequences of China’s shrinking appetite for raw materials are sobering: In 2014, the latest available full year of data, China consumed an estimated 60% of the world’s iron ore, 50% of its copper, 48%

of its aluminum, 47% of its zinc, 45% of its nickel and 12% of its crude oil.

China’s slowing economy and the accompanying financial market turmoil held investors’ attention for most of the second half of 2015. After posting year-to-date gains that reached 30% in the first half of the year, Chinese equity prices began to fall in June. While Chinese authorities undertook a range of actions to bolster economic growth and stabilize financial markets — including a 2% devaluation of the yuan — the “Black Monday” sell-off that originated in the Shanghai and Shenzhen markets on August 24th dragged the Standard & Poor’s 500 Index
(S&P 500) down 3.9% for the day.

U.S. equity prices remained subdued through September and finally rebounded in October and the S&P
500 posted its best monthly performance since October 2011. Overall, U.S. equities markets in the second half of 2015 were marked by large gains in a few stocks — particularly those of large cap technology companies — while a large number of stocks underperformed and the median stock was flat for the year. Notably, U.S mergers and acquisitions activity in 2015 had surpassed previous records by November and in December the U.S. bull market for equities reached 82 consecutive months.
For the six months ended December 31, 2015, the S&P 500 returned 0.15% and closed 4.08% below its all-time high, reached on May 21, 2015.

Investors endured a sharp increase in financial market volatility over the past six months. Selling in China’s financial markets, struggling commodities prices and uncertainty about global economic growth all fueled market gyrations. However, the Fed removed a key uncertainty in December when it lifted interest rates. Investors may take comfort from a relatively healthy U.S. economy and the stated determination of central banks in China, the
European Union and elsewhere to support both economic growth and financial markets. However, increased market volatility and the divergent performance of developed and emerging market economies may be best managed through a properly diversified portfolio and a patient approach to investing.

On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued support. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Global Funds Management,

J.P. Morgan Asset
Management

DECEMBER 31, 2015

J.P. MORGAN LARGE CAP FUNDS

1

J.P. Morgan Large Cap Funds

MARKET OVERVIEW

SIX MONTHS ENDED DECEMBER 31, 2015 (Unaudited)

U.S. equities financial markets provided slim returns for the second half of
2015. Global weakness in commodities prices, slowing economic growth in China, anxiety over U.S. interest rate policy and slowing growth in corporate earnings combined to put pressure on equity prices during the summer months.

In mid-August, Chinese authorities devalued the yuan by 2% amid declines in the Shanghai and Shenzhen equity markets. A global sell-off followed on August 24th, dragging down the
Standard & Poor’s 500 Index (S&P 500) by 3.9% for the day.

However, U.S. equity markets rebounded in October as China’s central bank undertook further actions to bolster domestic financial markets and the U.S. Federal Reserve held interest rates at historically low levels. The S&P 500 turned in its best one-month performance since October 2011.

In general, the U.S. equities market for the six month reporting period was marked by large gains in a few select stocks, especially technology sector stocks, while most other stocks ended the period lower or essentially flat. The energy, materials and industrials sectors underperformed the broader market, while the consumer discretionary, consumer staples and health care sectors outperformed the broader market. Over the reporting period, growth stocks generally outperformed value stocks and small cap stocks generally underperformed both mid cap and large cap stocks. For the six months ended December 31, 2015, the S&P 500 returned
0.15% and the Russell 1000 Index returned -0.78%.

2

J.P. MORGAN LARGE CAP FUNDS

DECEMBER 31, 2015

JPMorgan Disciplined Equity Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31,
2015 (Unaudited)

REPORTING PERIOD RETURN:

Fund (Institutional Class Shares)*

-4.61%

S&P 500 Index

0.15%

Net Assets as of 12/31/2015 (In Thousands)

$
8,163,167

INVESTMENT OBJECTIVE**

The JPMorgan Disciplined Equity Fund (the “Fund”) seeks to provide a consistently high total return from a broadly diversified portfolio of equity securities with risk characteristics similar to the Standard and Poor’s 500 Composite Stock Price Index (the “Benchmark”).

WHAT WERE THE MAIN DRIVERS OF THE FUND’S
PERFORMANCE?

The Fund’s Institutional Class Shares underperformed the Benchmark for the six months ended December 31, 2015. The
Fund’s security selection in the industrial cyclical and media sectors was a leading detractor from performance relative to the Benchmark. The Fund’s security selection in the energy and utilities sectors was a leading positive contributor to relative performance.

Leading individual detractors from relative performance included the Fund’s overweight positions in Time Warner Inc., 21st Century Fox Inc. and Mosaic
Co. Shares of media and entertainment companies Time Warner and 21st Century Fox fell on lower-than-expected advertising revenue amid a consumer trend away from cable TV and toward online entertainment providers. Shares of Mosaic, a fertilizer company, fell on a decline in slower sales and earnings.

Leading individual contributors to relative performance included the Fund’s overweight position in Valero Energy
Corp. and its underweight positions in Walt Disney Co. and Kinder Morgan Inc. Shares of Valero Energy, a refinery operator specializing in gasoline and diesel fuel, rose on the company’s plans to expand its refining and transport systems to reduce operating costs. Shares of Walt Disney, an entertainment and media company, declined amid a consumer trend away from cable TV and toward online entertainment providers. Shares of Kinder Morgan, an owner/operator of natural gas pipelines and terminals, declined amid continued weakness in energy prices.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers attempted to construct the portfolio so that stock selection was the principal source of potential excess return. The Fund’s portfolio managers sought investment opportunities in companies that they believed were attractive based on valuation and strong fundamentals.

TOP TEN HOLDINGS OF THE PORTFOLIO***

1.

Apple, Inc.

3.4
%

2.

Alphabet, Inc., Class A

2.9

3.

Microsoft Corp.

2.5

4.

Bank of America Corp.

2.4

5.

Gilead Sciences, Inc.

2.0

6.

Lowe’s Cos., Inc.

2.0

7.

PepsiCo, Inc.

1.9

8.

Avago Technologies Ltd., (Singapore)

1.8

9.

Lam Research Corp.

1.8

10.

Accenture plc, (Ireland), Class A

1.7

PORTFOLIO COMPOSITION BY SECTOR***

Information Technology

21.0
%

Financials

17.3

Consumer Discretionary

15.7

Health Care

15.6

Industrials

9.2

Consumer Staples

6.6

Energy

6.2

Utilities

2.9

Materials

2.4

Telecommunication Services

1.7

Short-Term Investments

1.4

*

The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

**

The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

***

Percentages indicated are based on total investments as of December 31, 2015. The Fund’s portfolio composition is subject to change.

DECEMBER 31, 2015	J.P. MORGAN LARGE CAP FUNDS	3

JPMorgan Disciplined Equity Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2015 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2015

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	September 28, 2001
Without Sales Charge		(4.83)%	(2.68)%	11.99%	7.27%
With Sales Charge**		(9.83)	(7.78)	10.79	6.69
CLASS R6 SHARES	March 24, 2003	(4.60)	(2.16)	12.56	7.81
INSTITUTIONAL CLASS SHARES	January 3, 1997	(4.61)	(2.25)	12.46	7.70
SELECT CLASS SHARES	September 10, 2001	(4.68)	(2.38)	12.28	7.54

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.

TEN YEAR PERFORMANCE (12/31/05 TO 12/31/15)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan Disciplined Equity Fund, the S&P 500 Index and the Lipper Large-Cap Core Funds Index from December 31, 2005 to December 31, 2015. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P 500 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Large-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. The Lipper Large-Cap Core Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Class Shares have a $3,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2015

JPMorgan Dynamic Growth Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2015 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	3.54%
Russell 1000 Growth Index	1.64%

Net Assets as of 12/31/2015 (In Thousands)	$373,247

INVESTMENT OBJECTIVE**

The JPMorgan Dynamic Growth Fund (the “Fund”) seeks long-term capital growth.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Select Class Shares) outperformed the Russell 1000 Growth Index (the “Benchmark”) for the six months ended December 31, 2015. The Fund’s security selection in the consumer discretionary and technology sectors was a leading contributor to performance relative to the Benchmark. The Fund’s security selection and underweight position in the consumer staples sector and its security selection and overweight position in the health care sector were leading detractors from relative performance.

Leading individual contributors to relative performance included the Fund’s overweight positions in Amazon.com Inc. and Facebook Inc. and its underweight position in Apple Inc. Shares of Amazon.com, an online retailer, rose on continued expansion of its business and an overall increase in online shopping during the 2015 holiday season. Shares of Facebook, an online social media business, rose on growth in advertising sales. Shares of Apple, a maker of computers and mobile devices, fell on weakness in iPhone sales and analysts’ expectation for declining revenue and earnings.

Leading individual detractors from relative performance included the Fund’s overweight positions in Lululemon Athletica Inc., Gilead Sciences Inc. and Kansas City Southern Co. Shares of Lululemon, an athletic apparel maker, fell after the company reduced its earnings forecast and said its profit margins would not likely recover until 2017. Shares of Gilead Sciences, a pharmaceutical company, fell on investor expectations that revenue growth would slow in 2016. Shares of Kansas City Southern, a freight railroad, declined amid slowing freight traffic.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers utilized a bottom-up approach to stock selection, researching individual companies in an effort to construct portfolios of stocks that have strong fundamentals and positive price momentum. The Fund’s portfolio managers sought to invest in companies with attractive fundamentals that, in their view, possessed the potential to significantly exceed expectations for a prolonged period of time.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Alphabet, Inc., Class A	6.6%
2.	Amazon.com, Inc.	6.4
3.	Facebook, Inc., Class A	5.9
4.	MasterCard, Inc., Class A	5.8
5.	Regeneron Pharmaceuticals, Inc.	4.6
6.	Home Depot, Inc. (The)	4.6
7.	Charles Schwab Corp. (The)	4.4
8.	salesforce.com, Inc.	4.0
9.	Gilead Sciences, Inc.	3.8
10.	Starbucks Corp.	3.7

PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	35.4%
Consumer Discretionary	23.3
Health Care	21.1
Financials	4.4
Industrials	3.4
Materials	2.9
Consumer Staples	2.4
Energy	1.7
Short-Term Investment	5.4

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of December 31, 2015. The Fund’s portfolio composition is subject to change.

DECEMBER 31, 2015	J.P. MORGAN LARGE CAP FUNDS	5

JPMorgan Dynamic Growth Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2015 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2015

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	November 30, 2007
Without Sales Charge		3.41%	8.82%	12.42%	7.35%
With Sales Charge**		(2.00)	3.13	11.22	6.64
CLASS C SHARES	November 30, 2007
Without CDSC		3.14	8.24	11.85	6.82
With CDSC***		2.14	7.24	11.85	6.82
CLASS R5 SHARES	November 30, 2007	3.64	9.31	12.91	7.84
SELECT CLASS SHARES	November 30, 2007	3.54	9.12	12.70	7.62

*	Not annualized
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (11/30/07 TO 12/31/15)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

The Fund commenced operations on November 30, 2007.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Dynamic Growth Fund, the Russell 1000 Growth Index and the Lipper Large-Cap Growth Funds Index from November 30, 2007 to December 31, 2015. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell 1000 Growth Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Large-Cap Growth Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell 1000 Growth Index is an unmanaged index which measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Lipper Large-Cap Growth Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment.

Subsequent to the inception date of the Fund and through August 5, 2010, the Fund did not experience any shareholder activity. If such shareholder activity had occurred, the Fund’s performance may have been impacted.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

6	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2015

JPMorgan Equity Focus Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2015 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	1.97%
S&P 500 Index	0.15%

Net Assets as of 12/31/2015 (In Thousands)	$83,636

INVESTMENT OBJECTIVE**

The JPMorgan Equity Focus Fund (the “Fund”) seeks long term capital appreciation.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Select Class Shares) outperformed the S&P 500 Index (the “Benchmark”) for the six months ended December 31, 2015. The Fund’s security selection in the technology and consumer discretionary sector was a leading contributor to performance relative to the Benchmark, while the Fund’s security selection in the producer durables sector and its underweight position in the consumer staples sector were leading detractors from relative performance.

Leading individual contributors to relative performance included the Fund’s overweight positions in Amazon.com Inc., Alphabet Inc. and Facebook Inc. Shares of Amazon.com, an online retailer, rose on continued expansion of its business and an overall increase in online shopping during the 2015 holiday season. Shares of Alphabet, the parent company of Google and its subsidiaries and affiliates, rose on continued growth in Google advertising revenue and investors’ desire for defensive large cap stocks amid market volatility. Shares of Facebook, an online social media business, rose on growth in advertising sales.

Leading individual detractors from relative performance included the Fund’s overweight positions in Gilead Sciences Inc., Kohl’s Corp. and WestRock Co. Shares of Gilead Sciences, a pharmaceutical company, fell on investor concerns about industry-wide pricing practices. Shares of Kohl’s, a department store chain, fell after the company reported lower-than-expected earnings and revenue. Shares of WestRock, a packaging manufacturer, declined on lower-than-expected revenue and investor concerns about pricing trends in the packaging industry.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers employed a bottom-up fundamental approach to stock selection. As a result of this approach to stock selection, the Fund’s largest overweight positions versus the Benchmark were in the consumer discretionary and financial services sectors. The Fund’s largest underweight positions versus the Benchmark were in the consumer staples and utilities sectors.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Alphabet, Inc., Class C	6.2%
2.	Facebook, Inc., Class A	6.0
3.	Amazon.com, Inc.	5.2
4.	Regeneron Pharmaceuticals, Inc.	4.4
5.	Gilead Sciences, Inc.	4.4
6.	MasterCard, Inc., Class A	4.4
7.	Loews Corp.	3.7
8.	Wells Fargo & Co.	3.6
9.	Priceline Group, Inc. (The)	3.5
10.	Celgene Corp.	3.4

PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	23.5%
Financials	20.9
Consumer Discretionary	19.3
Health Care	16.5
Industrials	5.9
Energy	5.0
Materials	3.2
Utilities	2.4
Short-Term Investment	3.3

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of December 31, 2015. The Fund’s portfolio composition is subject to change.

DECEMBER 31, 2015	J.P. MORGAN LARGE CAP FUNDS	7

JPMorgan Equity Focus Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2015 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2015

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	3 YEAR	SINCE INCEPTION
CLASS A SHARES	July 29, 2011
Without Sales Charge		1.84%	4.11%	16.11%	13.23%
With Sales Charge**		(3.49)	(1.34)	14.04	11.86
CLASS C SHARES	July 29, 2011
Without CDSC		1.57	3.62	15.54	12.66
With CDSC***		0.57	2.62	15.54	12.66
SELECT CLASS SHARES	July 29, 2011	1.97	4.40	16.41	13.51

*	Not annualized
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (7/29/11 TO 12/31/15)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

The Fund commenced operations on July 29, 2011.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Equity Focus Fund, the S&P 500 Index and the Lipper Large-Cap Growth Funds Index from July 29, 2011 to December 31, 2015. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P 500 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of securities included in the benchmark, if applicable. The performance of the Lipper Large-Cap Growth Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. The Lipper Large-Cap Growth Funds Index represents the total returns of all mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment.

Subsequent to the inception date of the Fund and through July 31, 2013, the Fund did not experience any shareholder activity. If such shareholder activity had occurred, the Fund’s performance may have been impacted.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

8	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2015

JPMorgan Equity Income Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2015 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	-1.07%
Russell 1000 Value Index	-3.23%

Net Assets as of 12/31/2015 (In Thousands)	$10,426,079

INVESTMENT OBJECTIVE**

The JPMorgan Equity Income Fund (the “Fund”) seeks capital appreciation and current income.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Select Class Shares) outperformed the Russell 1000 Value Index (the “Benchmark”) for the six months ended December 31, 2015. The Fund’s security selection and an underweight position in the energy sector and its security selection in the consumer staples sector were leading contributors to performance relative to the Benchmark, while the Fund’s security selection in the industrials and information technology sectors was a leading detractor from relative performance.

Leading individual contributors to relative performance included the Fund’s overweight positions in Altria Group Inc., Home Depot Inc. and Airgas Inc. Shares of Altria Group, a tobacco company, rose on strong quarterly sales growth and investor expectations that it would benefit from Anheuser-Busch InBev SA’s proposed takeover of SABMiller PLC, in which Altria held a 27% stake as of October. Shares of Home Depot, a home improvement retail chain, rose on strong sales growth amid continued strength in the U.S. housing sector. Shares of Airgas, a supplier of specialty gases to the industrial and medical sectors, rose on news of a $13.4 billion takeover bid by Air Liquide SA.

Leading individual detractors from relative performance included the Fund’s underweight position in General Electric Co. and its overweight positions in Time Warner Inc. and Apple Inc. Shares of General Electric, an industrial conglomerate not held in the Fund, rose on expectations of profit growth after the company shed large parts of its finance business. Shares of Time Warner, a media and entertainment company, fell on lower-than-expected advertising revenue amid a consumer trend away from cable TV and toward online entertainment providers. Shares of Apple, a maker of computers and mobile devices, fell on weakness in iPhone sales and analysts’ expectation for declining revenue and earnings.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers’ focus remained on stock selection, as they believed that quality companies trading at attractive valuations have the greatest potential to outperform in the long term. As the Fund aimed to purchase stocks with above average dividend yields, the research process was designed to identify companies with predictable and durable business models deemed capable of generating sustainable free cash flow.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Wells Fargo & Co.	4.6%
2.	Exxon Mobil Corp.	2.6
3.	Johnson & Johnson	2.4
4.	PNC Financial Services Group, Inc. (The)	2.2
5.	BlackRock, Inc.	2.1
6.	Altria Group, Inc.	2.1
7.	Pfizer, Inc.	2.0
8.	Travelers Cos., Inc. (The)	2.0
9.	Apple, Inc.	2.0
10.	CME Group, Inc.	2.0

PORTFOLIO COMPOSITION BY SECTOR***
Financials	29.4%
Health Care	11.7
Consumer Discretionary	10.2
Consumer Staples	9.4
Industrials	9.2
Information Technology	9.0
Energy	8.6
Utilities	4.7
Materials	3.8
Telecommunication Services	1.5
Short-Term Investment	2.5

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of December 31, 2015. The Fund’s portfolio composition is subject to change.

DECEMBER 31, 2015	J.P. MORGAN LARGE CAP FUNDS	9

JPMorgan Equity Income Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2015 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2015
	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	February 18, 1992
Without Sales Charge		(1.21)%	(2.51)%	12.01%	7.68%
With Sales Charge**		(6.38)	(7.64)	10.81	7.10
CLASS C SHARES	November 4, 1997
Without CDSC		(1.41)	(2.99)	11.45	7.14
With CDSC***		(2.41)	(3.99)	11.45	7.14
CLASS R2 SHARES	February 28, 2011	(1.32)	(2.78)	11.74	7.50
CLASS R5 SHARES	February 28, 2011	(0.90)	(2.05)	12.51	8.09
CLASS R6 SHARES	January 31, 2012	(0.93)	(1.96)	12.55	8.11
SELECT CLASS SHARES	July 2, 1987	(1.07)	(2.31)	12.29	7.99

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/05 TO 12/31/15)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R2 and Class R5 Shares prior to their inception dates are based on the performance of Select Class Shares. With respect to Class R2 Shares, prior class performance has been adjusted to reflect the differences in expenses between classes. The actual returns for Class R5 Shares would have been different than those shown because Class R5 Shares have different expenses than Select Class Shares.

Returns for Class R6 Shares prior to their inception date are based on the performance of Class R5 Shares and, prior to February 28, 2011, Select Class Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class R5 and Select Class Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Equity Income Fund, the Russell 1000 Value Index and the Lipper Equity Income Funds Index from December 31, 2005 to December 31, 2015. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell 1000 Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Equity Income Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell 1000 Value Index is an unmanaged index which measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The Lipper Equity Income Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

10	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2015

JPMorgan Growth and Income Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2015 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class A Shares, without a sales charge)*	-1.69%
Russell 1000 Value Index	-3.23%

Net Assets as of 12/31/2015 (In Thousands)	$503,755

INVESTMENT OBJECTIVE**

The JPMorgan Growth and Income Fund (the “Fund”) seeks to provide capital growth over the long term and earn income from dividends.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class A Shares, without a sales charge, outperformed the Russell 1000 Value Index (the “Benchmark”) for the six months ended December 31, 2015. The Fund’s security selection and underweight position in the energy sector and its security selection in the consumer staples sector were leading contributors to performance relative to the Benchmark, while the Fund’s underweight position in the utilities sector and its security selection in the financials sector were leading detractors from relative performance.

Leading individual contributors to relative performance included the Fund’s overweight positions in Molson Coors Brewing Co., Alphabet Inc. and Home Depot Inc. Shares of Molson Coors, a brewing company, rose on investor expectations that it would acquire control of a valuable joint venture MillerCoors following the proposed acquisition of SABMiller by Anheuser Busch InBev. Shares of Alphabet, the parent company of Google Inc. and its subsidiaries and affiliates, rose on continued growth in Google advertising revenue and investors’ desire for defensive large cap stocks amid market volatility. Shares of Home Depot, a home improvement retail chain, rose on strong sales growth amid continued strength in the U.S. housing sector. Alphabet and Home Depot were not constituents of the Benchmark.

Leading individual detractors from relative performance included the Fund’s overweight positions in Apple Inc. and Affiliated Managers Group Inc. and its underweight position in Intel Corp. Shares of Apple, a maker of computers and mobile devices that was not held in the Benchmark, fell on weakness in iPhone sales and analysts’ expectation for declining revenue and earnings. Shares of Affiliated Managers, a financial asset manager not held in the Benchmark, weakened after the company lowered its earnings forecast amid declines in the market for high yield bonds (also known as “junk bonds”). Shares of Intel, a semiconductor manufacturer not held by the Fund, rose on solid quarterly earnings and investors’ desire for defensive large cap stocks amid market volatility.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers focused on stock selection and aimed to invest in undervalued companies with durable franchises, strong management and the ability to grow their intrinsic value per share. The portfolio managers employed a bottom-up approach to security selection and fundamental research. During the reporting period, the Fund’s largest overweight position relative to the Benchmark was in the consumer discretionary sector, while its largest underweight position was in the energy sector.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Microsoft Corp.	3.0%
2.	Wells Fargo & Co.	2.6
3.	Bank of America Corp.	2.5
4.	Apple, Inc.	2.1
5.	Verizon Communications, Inc.	2.0
6.	Exxon Mobil Corp.	2.0
7.	Berkshire Hathaway, Inc., Class B	1.9
8.	General Electric Co.	1.9
9.	Johnson & Johnson	1.8
10.	Occidental Petroleum Corp.	1.7

PORTFOLIO COMPOSITION BY SECTOR***
Financials	31.7%
Health Care	11.9
Information Technology	10.5
Energy	8.9
Industrials	8.2
Consumer Staples	7.8
Consumer Discretionary	7.4
Utilities	3.6
Telecommunication Services	2.0
Materials	0.9
Short-Term Investment	7.1

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of December 31, 2015. The Fund’s portfolio composition is subject to change.

DECEMBER 31, 2015	J.P. MORGAN LARGE CAP FUNDS	11

JPMorgan Growth and Income Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2015 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2015

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	September 23, 1987
Without Sales Charge		(1.69)%	(2.54)%	12.31%	6.47%
With Sales Charge**		(6.85)	(7.64)	11.10	5.90
CLASS C SHARES	January 2, 1998
Without CDSC		(1.93)	(3.04)	11.74	5.94
With CDSC***		(2.93)	(4.04)	11.74	5.94
CLASS R2 SHARES	November 2, 2015	(1.73)	(2.57)	12.30	6.47
CLASS R5 SHARES	November 2, 2015	(1.53)	(2.29)	12.61	6.78
CLASS R6 SHARES	November 2, 2015	(1.51)	(2.26)	12.61	6.79
SELECT CLASS SHARES	January 25, 1996	(1.56)	(2.32)	12.60	6.78

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/05 TO 12/31/15)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R2 Shares prior to their inception date are based on the performance of Class A Shares. The actual returns of Class R2 Shares would have been different than those shown because Class R2 Shares have different expenses than Class A Shares.

Returns for Class R5 and Class R6 Shares prior to their inception date are based on the performance of Select Class Shares. The actual returns of Class R5 and Class R6 Shares would have been different than those shown because Class R5 and Class R6 Shares have different expenses than Select Class Shares.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Growth and Income Fund, the Russell 1000 Value Index, the Lipper Large-Cap Core Funds Index and the Lipper Large-Cap Value Funds Index from December 31, 2005 to December 31, 2015. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and includes a sales charge. The performance of the Russell 1000 Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmarks, if applicable. The performance of the Lipper Large-Cap Core Funds Index and the Lipper Large-Cap Value Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell 1000 Value Index is an unmanaged index, which measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The Lipper Large-Cap Core Funds Index and the Lipper Large-Cap Value Funds Index are indices based on the total returns of certain groups of mutual funds as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class A Shares have a $1,000 minimum initial investment and carry a 5.25% sales charge.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

12	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2015

JPMorgan Hedged Equity Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2015 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	-2.05%
S&P 500 Index	0.15%

Net Assets as of 12/31/2015 (In Thousands)	$255,632

INVESTMENT OBJECTIVE**

The JPMorgan Hedged Equity Fund (the “Fund”) seeks to provide capital appreciation.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Select Class Shares) underperformed the Standard & Poor’s 500 Index (the “Benchmark”) for the six months ended December 31, 2015. The Fund’s options hedge allowed the Fund to perform as designed, delivering returns with roughly half of the Benchmark’s volatility during the reporting period. The Fund provided a downside buffer in the third quarter of 2015, while also capturing 56% of the fourth quarter market rebound, with less volatility.

The Fund’s security selection in the industrial cyclical and pharmaceutical/medical technology sectors was a leading detractor from performance relative to the Benchmark, while the Fund’s security selection in the technology and utilities sectors was a leading contributor to relative performance.

Leading individual detractors from relative performance included the Fund’s overweight positions in Time Warner Inc., 21st Century Fox Inc. and Valeant Pharmaceuticals International Inc. Shares of media and entertainment companies Time Warner and 21st Century Fox fell on lower-than-expected advertising revenue amid a consumer trend away from cable TV and toward online entertainment providers. Shares of Valeant Pharmaceuticals, a drug maker not held in the Benchmark, fell amid questions about its accounting practices.

Leading individual contributors to relative performance included the Fund’s underweight positions in Walt Disney Co. and Kinder Morgan Inc. and its overweight position in Microsoft Corp. Shares of Walt Disney, an entertainment and media company not held in the Fund, declined amid a consumer trend away from cable TV and toward online entertainment providers. Shares of Kinder Morgan, an owner/operator of natural gas pipelines and terminals, declined amid continued weakness in energy prices. Shares of Microsoft, a provider of software and services, rose on growth in its Azure cloud computing platform as investors sought large cap stocks amid market volatility.

HOW WAS THE FUND POSITIONED?

The Fund used an enhanced index strategy that invests primarily in common stocks of large capitalization U.S. companies,

while systematically purchasing and selling exchange-traded index put options and selling exchange-traded index call options. The option overlay is known as a “Put/Spread Collar” strategy. The combination of the diversified portfolio of equity securities, downside protection from index put options and income from index call options provided the Fund with a portion of the returns associated with equity market investments, while exposing the Fund to less risk than traditional long-only equity strategies.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Apple, Inc.	3.3%
2.	Microsoft Corp.	3.0
3.	Wells Fargo & Co.	2.1
4.	Facebook, Inc., Class A	1.9
5.	Citigroup, Inc.	1.6
6.	Amazon.com, Inc.	1.6
7.	Bank of America Corp.	1.5
8.	Exxon Mobil Corp.	1.5
9.	Alphabet, Inc., Class A	1.4
10.	Alphabet, Inc., Class C	1.4

PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	20.6%
Financials	16.2
Health Care	15.6
Consumer Discretionary	13.4
Industrials	9.8
Consumer Staples	8.5
Energy	6.3
Utilities	3.1
Materials	2.5
Put Option	1.9
Telecommunication Services	1.5
Short-Term Investment	0.6

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of December 31, 2015. The Fund’s portfolio composition is subject to change.

DECEMBER 31, 2015	J.P. MORGAN LARGE CAP FUNDS	13

JPMorgan Hedged Equity Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2015 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2015

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	SINCE INCEPTION
CLASS A SHARES	December 13, 2013
Without Sales Charge		(2.19)%	(1.68)%	4.47%
With Sales Charge**		(7.31)	(6.83)	1.76
CLASS C SHARES	December 13, 2013
Without CDSC		(2.43)	(2.19)	3.94
With CDSC***		(3.43)	(3.19)	3.94
CLASS R5 SHARES	December 13, 2013	(1.98)	(1.27)	4.93
CLASS R6 SHARES	December 13, 2013	(1.94)	(1.21)	4.98
SELECT CLASS SHARES	December 13, 2013	(2.05)	(1.43)	4.72

*	Not annualized
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (12/13/13 TO 12/31/15)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on December 13, 2013.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Hedged Equity Fund, the S&P 500 Index, the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index and the Lipper Alternative Long/Short Equity Funds Average from December 13, 2013 to December 31, 2015. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P 500 Index and the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmarks, if applicable. The performance of the Lipper Alternative Long/Short Equity Funds Average includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. The BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is comprised of a single issue purchased at the beginning of the month and held for a full month. Each month the index is rebalanced and the issue selected is the outstanding Treasury Bill that matures closest to, but not beyond, 3 months from the rebalancing date. Investors cannot invest directly in an index. The Lipper Alternative Long/Short Equity Funds Average is an average based on the total returns of all mutual funds within the funds designated category as determined by Lipper, Inc.

Select Class Shares have a $1,000,000 minimum initial investment.

Subsequent to the inception date of the Fund and through May 30, 2014, the Fund did not experience any shareholder activity. If such shareholder activity had occurred, the Fund’s performance may have been impacted.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

14	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2015

JPMorgan Large Cap Growth Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2015 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	0.85%
Russell 1000 Growth Index	1.64%

Net Assets as of 12/31/2015 (In Thousands)	$15,470,564

INVESTMENT OBJECTIVE**

The JPMorgan Large Cap Growth Fund (the “Fund”) seeks long-term capital appreciation.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Select Class Shares) underperformed the Russell 1000 Growth Index (the “Benchmark”) for the six months ended December 31, 2015. The Fund’s security selection and overweight positions in the health care and consumer staples sectors were leading detractors from performance relative to the Benchmark, while the Fund’s security selection in the consumer discretionary and technology sectors was a leading positive contributor to relative performance.

Leading individual detractors from relative performance included the Fund’s overweight positions in Valeant Pharmaceuticals International Ltd. and Biomarin Pharmaceutical Inc. and its underweight position in Microsoft Corp. Shares of Valeant Pharmaceuticals, a drug maker, fell amid questions about its accounting practices. Shares of Biomarin Pharmaceuticals, a drug maker, declined after the Food and Drug Administration issued a negative review of the company’s drug candidate for a muscle wasting disorder. Shares of Microsoft, a provider of software and technology services, rose on growth in its Azure cloud computing platform as investors sought large cap stocks amid market volatility.

Leading individual contributors to relative performance included the Fund’s overweight positions in Amazon.com Inc., Facebook Inc. and Home Depot Inc. Shares of Amazon.com, an online retailer not held in the Benchmark, rose on continued expansion of its business and an overall increase in online shopping during the 2015 holiday season. Shares of Facebook, an online social media business, rose on growth in advertising sales. Shares of Home Depot, a home improvement retail chain, rose on strong sales growth amid continued strength in the U.S. housing sector.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers utilized a bottom-up approach to stock selection, rigorously researching individual companies in an effort to construct portfolios of stocks that have strong fundamentals and positive price momentum. The Fund’s portfolio managers sought to invest in companies with attractive fundamentals that, in their view, possessed the potential to significantly exceed expectations for a prolonged period of time.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Facebook, Inc., Class A	5.6%
2.	Alphabet, Inc., Class C	5.5
3.	Home Depot, Inc. (The)	4.8
4.	Amazon.com, Inc.	4.7
5.	Regeneron Pharmaceuticals, Inc.	4.4
6.	MasterCard, Inc., Class A	3.8
7.	Visa, Inc., Class A	3.8
8.	Celgene Corp.	3.4
9.	Apple, Inc.	3.3
10.	Netflix, Inc.	2.6

PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	33.5%
Consumer Discretionary	23.2
Health Care	19.9
Consumer Staples	6.9
Industrials	6.3
Materials	4.7
Financials	2.5
Energy	0.5
Short-Term Investment	2.5

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of December 31, 2015. The Fund’s portfolio composition is subject to change.

DECEMBER 31, 2015	J.P. MORGAN LARGE CAP FUNDS	15

JPMorgan Large Cap Growth Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2015 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2015

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	February 22, 1994
Without Sales Charge		0.77%	7.45%	12.60%	8.91%
With Sales Charge**		(4.52)	1.82	11.40	8.32
CLASS C SHARES	November 4, 1997
Without CDSC		0.51	6.92	12.04	8.34
With CDSC***		(0.49)	5.92	12.04	8.34
CLASS R2 SHARES	November 3, 2008	0.64	7.18	12.33	8.64
CLASS R5 SHARES	April 14, 2009	0.97	7.84	13.03	9.28
CLASS R6 SHARES	November 30, 2010	1.00	7.94	13.10	9.32
SELECT CLASS SHARES	February 28, 1992	0.85	7.61	12.80	9.14

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/05 TO 12/31/15)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R2 and Class R5 Shares prior to their inception dates are based on the performance of Select Class Shares. With respect to Class R2 Shares, prior class performance has been adjusted to reflect the differences in expenses between classes. The actual returns for Class R5 Shares would have been different than those shown because Class R5 Shares have different expenses than Select Class Shares.

Returns for Class R6 Shares prior to their inception date are based on the performance of Class R5 Shares and, prior to April 14, 2009, Select Class Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class R5 and Select Class Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Large Cap Growth Fund, the Russell 1000 Growth Index and the Lipper Large-Cap Growth Funds Index from December 31, 2005 to December 31, 2015. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell 1000 Growth Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Large-Cap Growth Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell 1000 Growth Index is an unmanaged index which measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Lipper Large-Cap Growth Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

16	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2015

JPMorgan Large Cap Value Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2015 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	-3.04%
Russell 1000 Value Index	-3.23%

Net Assets as of 12/31/2015 (In Thousands)	$722,807

INVESTMENT OBJECTIVE**

The JPMorgan Large Cap Value Fund (the “Fund”) seeks capital appreciation with the incidental goal of achieving current income by investing primarily in equity securities.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Select Class Shares) outperformed the Russell 1000 Value Index (the “Benchmark”) for the six months ended December 31, 2015. The Fund’s security selection and underweight positions in the energy sector and its security selection in the utilities sector were leading contributors to performance relative to the Benchmark, while the Fund’s security selection in the financials and materials sectors was a leading detractor from relative performance.

Leading individual contributors to performance relative to the Benchmark included the Fund’s overweight positions in Royal Caribbean Cruises Ltd., Southwest Airlines Co. and Ace Ltd. Shares of Caribbean Cruises, an owner/operator of cruise ships, rose on better-than-expected earnings and revenue. Shares of Southwest Airlines rose amid improved utilization and consumer demand. Shares of Ace Ltd., an insurance company, rose ahead of its acquisition of Chubb Ltd.

Leading individual detractors from relative performance included the Fund’s underweight position in General Electric Co. and its overweight positions in PVH Corp. and Cabot Oil & Gas Corp. Shares of General Electric, an industrial conglomerate, rose after the company shed its financing business. Shares of PVH, an owner of brand-name apparel, fell after the company lowered its sales forecast. Shares of Cabot Oil & Gas, a producer of oil and gas, declined amid continued weakness in global energy prices.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers combined a bottom-up fundamental approach to security selection with a systematic valuation process. Overall, the Fund’s portfolio managers looked to take advantage of mispriced stocks that they believed appeared attractive relative to their fair value.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Wells Fargo & Co.	4.0%
2.	General Motors Co.	3.4
3.	ACE Ltd., (Switzerland)	3.1
4.	Citigroup, Inc.	3.1
5.	Exxon Mobil Corp.	2.7
6.	Best Buy Co., Inc.	2.5
7.	Pfizer, Inc.	2.5
8.	MetLife, Inc.	2.5
9.	Aetna, Inc.	2.4
10.	PACCAR, Inc.	2.0

PORTFOLIO COMPOSITION BY SECTOR***
Financials	25.7%
Consumer Discretionary	19.6
Health Care	13.6
Industrials	9.0
Information Technology	8.8
Energy	7.3
Utilities	5.6
Materials	3.3
Telecommunication Services	2.3
Consumer Staples	1.0
Short-Term Investment	3.8

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of December 31, 2015. The Fund’s portfolio composition is subject to change.

DECEMBER 31, 2015	J.P. MORGAN LARGE CAP FUNDS	17

JPMorgan Large Cap Value Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2015 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2015

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR

CLASS A SHARES	February 18, 1992
Without Sales Charge		(3.14)%	(2.05)%	10.92%	6.03%
With Sales Charge**		(8.21)	(7.21)	9.74	5.46
CLASS C SHARES	March 22, 1999
Without CDSC		(3.39)	(2.58)	10.37	5.48
With CDSC***		(4.39)	(3.58)	10.37	5.48
CLASS R2 SHARES	November 3, 2008	(3.29)	(2.35)	10.63	5.74
CLASS R5 SHARES	May 15, 2006	(2.93)	(1.72)	11.33	6.44
CLASS R6 SHARES	November 30, 2010	(2.90)	(1.65)	11.37	6.46
SELECT CLASS SHARES	March 1, 1991	(3.04)	(1.91)	11.08	6.23

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/05 TO 12/31/15)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R2 and Class R5 Shares prior to their inception dates are based on the performance of Select Class Shares. With respect to Class R2 Shares, prior class performance has been adjusted to reflect the differences in expenses between classes. The actual returns for Class R5 Shares would have been different than those shown because Class R5 Shares have different expenses than Select Class Shares.

Returns for Class R6 Shares prior to their inception date are based on the performance of Class R5 Shares and, prior to May 15, 2006, Select Class Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class R5 and Select Class Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Large Cap Value Fund, the Russell 1000 Value Index and the Lipper Large-Cap Value Funds Index from December 31, 2005 to December 31, 2015. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions if any, and does not include a sales charge. The performance of the Russell 1000 Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Large-Cap Value Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell 1000 Value Index is an unmanaged index which measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The Lipper Large-Cap Value Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

18	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2015

JPMorgan U.S. Equity Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2015 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Institutional Class Shares)*	-1.33%
S&P 500 Index	0.15%

Net Assets as of 12/31/2015 (In Thousands)	$13,224,927

INVESTMENT OBJECTIVE**

The JPMorgan U.S. Equity Fund (the “Fund”) seeks to provide high total return from a portfolio of selected equity securities.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Institutional Class Shares) underperformed the S&P 500 Index (the “Benchmark”) for the six months ended December 31, 2015. The Fund’s security selection in the pharmaceutical/medical technology and the basic materials sectors was a leading detractor from performance relative to the Benchmark, while the Fund’s security selection in the software & services sector and the semiconductor & hardware sector was a leading positive contributor to relative performance.

Leading individual detractors from relative performance included the Fund’s overweight positions in Time Warner Inc., Valeant Pharmaceuticals International Inc. and 21st Century Fox Inc. Shares of media and entertainment companies Time Warner and 21st Century Fox fell on lower-than-expected advertising revenue amid a consumer trend away from cable TV and toward online entertainment providers. Shares of Valeant Pharmaceuticals, a drug maker, fell amid questions about its accounting practices.

Leading individual contributors to relative performance included the Fund’s overweight positions in Avago Technologies Ltd. and Ace Ltd. and its underweight position in Kinder Morgen Inc. Shares of Avago, a maker of analog semiconductors, rose on continued demand for its products for mobile devices. Shares of Ace Ltd., an insurance company, rose ahead of its acquisition of Chubb Ltd. Shares of Kinder Morgan, an owner/operator of natural gas pipelines and terminals, declined amid continued weakness in energy prices.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers employed a bottom-up fundamental approach to stock selection, researching companies to determine what they believed to be their underlying value and potential for future earnings growth. As a result of this approach to stock selection, the Fund’s largest overweight positions relative to the Benchmark at December 31, 2105, were in the big banks and brokerages sector, the insurance sector and the media sector. The Fund’s largest underweight positions were in the consumer staples and retail sectors.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Apple, Inc.	3.3%
2.	Microsoft Corp.	3.3
3.	Wells Fargo & Co.	2.9
4.	Lowe’s Cos., Inc.	2.2
5.	Alphabet, Inc., Class C	2.2
6.	Avago Technologies Ltd., (Singapore)	2.0
7.	ACE Ltd., (Switzerland)	1.9
8.	Amazon.com, Inc.	1.8
9.	Honeywell International, Inc.	1.6
10.	Facebook, Inc., Class A	1.6

PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	23.0%
Financials	17.0
Health Care	15.8
Consumer Discretionary	15.4
Industrials	9.8
Energy	6.3
Consumer Staples	6.1
Materials	2.3
Utilities	2.0
Telecommunication Services	0.9
Short-Term Investment	1.4

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of December 31, 2015. The Fund’s portfolio composition is subject to change.

DECEMBER 31, 2015	J.P. MORGAN LARGE CAP FUNDS	19

JPMorgan U.S. Equity Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2015 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2015

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	September 10, 2001
Without Sales Charge		(1.50)%	0.45%	12.14%	8.44%
With Sales Charge**		(6.69)	(4.79)	10.94	7.86
CLASS C SHARES	September 10, 2001
Without CDSC		(1.70)	(0.01)	11.60	7.89
With CDSC***		(2.70)	(1.01)	11.60	7.89
CLASS R2 SHARES	November 3, 2008	(1.63)	0.22	11.88	8.25
CLASS R5 SHARES	May 15, 2006	(1.30)	0.84	12.58	8.89
CLASS R6 SHARES	November 30, 2010	(1.27)	0.90	12.66	8.93
INSTITUTIONAL CLASS SHARES	September 17, 1993	(1.33)	0.79	12.52	8.84
SELECT CLASS SHARES	September 10, 2001	(1.44)	0.64	12.37	8.67

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/05 TO 12/31/15)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R2 Shares prior to their inception date are based on the performance of Class A Shares. The actual returns of Class R2 Shares would have been lower than those shown because Class R2 Shares have higher expenses than Class A Shares. Returns for Class R5 Shares prior to their inception date are based on the performance of Institutional Class Shares. The actual returns for Class R5 Shares would have been different than those shown because Class R5 Shares have different expenses than Institutional Class Shares.

Returns for Class R6 Shares prior to their inception date are based on the performance of Class R5 Shares and, prior to May 15, 2006, Institutional Class Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class R5 and Institutional Class Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan U.S. Equity Fund, the S&P 500 Index and the Lipper Large-Cap Core Funds Index from December 31, 2005 to December 31, 2015. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P 500 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Large-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. The Lipper Large-Cap Core Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Class Shares have a $3,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

20	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2015

JPMorgan Disciplined Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2015 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 99.0%
	Consumer Discretionary — 15.8%
	Auto Components — 0.3%
628	Magna International, Inc., (Canada)	25,476

	Automobiles — 2.0%
4,012	Ford Motor Co.	56,526
3,135	General Motors Co.	106,608

		163,134

	Hotels, Restaurants & Leisure — 0.4%
1,341	Hilton Worldwide Holdings, Inc.	28,689

	Household Durables — 0.8%
1,894	D.R. Horton, Inc.	60,649
461	PulteGroup, Inc.	8,209

		68,858

	Internet & Catalog Retail — 1.6%
192	Amazon.com, Inc. (a)	129,636

	Media — 5.4%
1,431	CBS Corp. (Non-Voting), Class B	67,443
44	Charter Communications, Inc., Class A (a)	7,983
1,544	Comcast Corp., Class A	87,111
1,676	DISH Network Corp., Class A (a)	95,851
45	Time Warner Cable, Inc.	8,352
1,119	Time Warner, Inc.	72,346
3,698	Twenty-First Century Fox, Inc., Class A	100,435

		439,521

	Multiline Retail — 0.5%
408	Dollar General Corp.	29,323
208	Target Corp.	15,110

		44,433

	Specialty Retail — 3.8%
1,455	AutoNation, Inc. (a)	86,799
714	Best Buy Co., Inc.	21,732
86	Home Depot, Inc. (The)	11,374
2,138	Lowe’s Cos., Inc.	162,596
162	Ross Stores, Inc.	8,707
53	Tiffany & Co.	4,013
177	TJX Cos., Inc. (The)	12,572

		307,793

	Textiles, Apparel & Luxury Goods — 1.0%
494	PVH Corp.	36,405
36	Ralph Lauren Corp.	4,058
604	V.F. Corp.	37,586

		78,049

	Total Consumer Discretionary	1,285,589

SHARES	SECURITY DESCRIPTION	VALUE($)

	Consumer Staples — 6.6%
	Beverages — 3.1%
284	Coca-Cola Co. (The)	12,179
144	Constellation Brands, Inc., Class A	20,455
720	Molson Coors Brewing Co., Class B	67,613
1,521	PepsiCo, Inc.	151,968

		252,215

	Food & Staples Retailing — 0.1%
53	Costco Wholesale Corp.	8,495

	Food Products — 0.3%
528	Mondelez International, Inc., Class A	23,662

	Household Products — 1.6%
257	Colgate-Palmolive Co.	17,101
346	Kimberly-Clark Corp.	43,982
868	Procter & Gamble Co. (The)	68,960

		130,043

	Tobacco — 1.5%
1,424	Philip Morris International, Inc.	125,210

	Total Consumer Staples	539,625

	Energy — 6.3%
	Energy Equipment & Services — 0.8%
446	Baker Hughes, Inc.	20,569
332	Halliburton Co.	11,308
661	National Oilwell Varco, Inc.	22,150
601	Noble Corp. plc, (United Kingdom)	6,343

		60,370

	Oil, Gas & Consumable Fuels — 5.5%
199	Cabot Oil & Gas Corp.	3,520
1,185	Chevron Corp.	106,576
296	Diamondback Energy, Inc.	19,776
53	EOG Resources, Inc.	3,752
157	EQT Corp.	8,163
1,407	Exxon Mobil Corp.	109,691
353	Marathon Petroleum Corp.	18,310
989	Occidental Petroleum Corp.	66,859
301	Pioneer Natural Resources Co.	37,777
1,079	Valero Energy Corp.	76,268

		450,692

	Total Energy	511,062

	Financials — 17.4%
	Banks — 4.8%
11,530	Bank of America Corp.	194,052
1,864	Citigroup, Inc.	96,441

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2015	J.P. MORGAN LARGE CAP FUNDS	21

JPMorgan Disciplined Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2015 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	Banks — continued
321	Prosperity Bancshares, Inc.	15,382
1,609	Wells Fargo & Co.	87,460

		393,335

	Capital Markets — 4.4%
35	Ameriprise Financial, Inc.	3,767
585	Bank of New York Mellon Corp. (The)	24,097
65	BlackRock, Inc.	22,134
280	Charles Schwab Corp. (The)	9,234
594	Goldman Sachs Group, Inc. (The)	107,002
1,809	Invesco Ltd.	60,565
143	Legg Mason, Inc.	5,618
3,461	Morgan Stanley	110,085
179	State Street Corp.	11,872

		354,374

	Consumer Finance — 1.0%
341	Capital One Financial Corp.	24,578
146	Discover Financial Services	7,839
1,724	Synchrony Financial (a)	52,433

		84,850

	Diversified Financial Services — 1.6%
882	Berkshire Hathaway, Inc., Class B (a)	116,512
66	Intercontinental Exchange, Inc.	16,913

		133,425

	Insurance — 3.6%
560	ACE Ltd., (Switzerland)	65,448
332	American International Group, Inc.	20,549
613	Arthur J. Gallagher & Co.	25,105
61	Everest Re Group Ltd., (Bermuda)	11,242
2,401	MetLife, Inc.	115,752
717	Prudential Financial, Inc.	58,330

		296,426

	Real Estate Investment Trusts (REITs) — 2.0%
241	AvalonBay Communities, Inc.	44,449
646	General Growth Properties, Inc.	17,586
105	Highwoods Properties, Inc.	4,556
314	LaSalle Hotel Properties	7,908
687	Prologis, Inc.	29,481
103	Simon Property Group, Inc.	19,969
209	SL Green Realty Corp.	23,613
124	Vornado Realty Trust	12,385

		159,947

	Total Financials	1,422,357

SHARES	SECURITY DESCRIPTION	VALUE($)

	Health Care — 15.6%
	Biotechnology — 6.0%
125	Alexion Pharmaceuticals, Inc. (a)	23,844
383	Biogen, Inc. (a)	117,393
73	BioMarin Pharmaceutical, Inc. (a)	7,668
1,025	Celgene Corp. (a)	122,718
1,621	Gilead Sciences, Inc.	164,059
75	Incyte Corp. (a)	8,156
70	Regeneron Pharmaceuticals, Inc. (a)	38,001
107	Vertex Pharmaceuticals, Inc. (a)	13,489

		495,328

	Health Care Equipment & Supplies — 0.5%
866	Abbott Laboratories	38,897

	Health Care Providers & Services — 4.1%
1,244	Aetna, Inc.	134,534
331	Anthem, Inc.	46,210
89	Cigna Corp.	13,023
39	Humana, Inc.	6,962
410	McKesson Corp.	80,845
456	UnitedHealth Group, Inc.	53,679

		335,253

	Life Sciences Tools & Services — 0.2%
85	Illumina, Inc. (a)	16,315

	Pharmaceuticals — 4.8%
183	Allergan plc (a)	57,250
955	Bristol-Myers Squibb Co.	65,674
732	Eli Lilly & Co.	61,695
280	Johnson & Johnson	28,762
572	Merck & Co., Inc.	30,197
3,943	Pfizer, Inc.	127,290
188	Valeant Pharmaceuticals International, Inc. (a)	19,151

		390,019

	Total Health Care	1,275,812

	Industrials — 9.2%
	Aerospace & Defense — 3.2%
300	General Dynamics Corp.	41,208
1,030	Honeywell International, Inc.	106,656
143	L-3 Communications Holdings, Inc.	17,066
90	Northrop Grumman Corp.	17,068
803	United Technologies Corp.	77,135

		259,133

SEE NOTES TO FINANCIAL STATEMENTS.

22	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2015

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	Airlines — 1.2%
381	Delta Air Lines, Inc.	19,298
1,386	United Continental Holdings, Inc. (a)	79,412

		98,710

	Building Products — 0.4%
455	Allegion plc, (Ireland)	29,974

	Construction & Engineering — 0.1%
153	Fluor Corp.	7,239

	Electrical Equipment — 0.4%
585	Eaton Corp. plc	30,454

	Industrial Conglomerates — 0.8%
525	Danaher Corp.	48,799
673	General Electric Co.	20,964

		69,763

	Machinery — 2.4%
116	Cummins, Inc.	10,192
1,331	PACCAR, Inc.	63,075
135	Pentair plc, (United Kingdom)	6,682
63	Snap-on, Inc.	10,817
953	Stanley Black & Decker, Inc.	101,692

		192,458

	Road & Rail — 0.7%
30	Canadian Pacific Railway Ltd., (Canada)	3,853
173	CSX Corp.	4,497
641	Union Pacific Corp.	50,095

		58,445

	Trading Companies & Distributors — 0.0% (g)
101	AerCap Holdings N.V., (Netherlands) (a)	4,342

	Total Industrials	750,518

	Information Technology — 21.1%
	Communications Equipment — 0.2%
280	QUALCOMM, Inc.	14,001

	Electronic Equipment, Instruments & Components — 1.1%
1,321	TE Connectivity Ltd., (Switzerland)	85,324

	Internet Software & Services — 4.8%
305	Alphabet, Inc., Class A (a)	236,982
54	Alphabet, Inc., Class C (a)	40,752
1,114	Facebook, Inc., Class A (a)	116,612

		394,346

	IT Services — 4.1%
1,321	Accenture plc, (Ireland), Class A	138,065
1,409	Cognizant Technology Solutions Corp., Class A (a)	84,556

SHARES	SECURITY DESCRIPTION	VALUE($)

	IT Services — continued
1,012	Fidelity National Information Services, Inc.	61,345
186	Global Payments, Inc.	11,999
660	Vantiv, Inc., Class A (a)	31,307
110	Visa, Inc., Class A	8,500

		335,772

	Semiconductors & Semiconductor Equipment — 4.5%
1,033	Avago Technologies Ltd., (Singapore)	149,940
1,862	Lam Research Corp.	147,856
410	NXP Semiconductors N.V., (Netherlands) (a)	34,560
665	Texas Instruments, Inc.	36,432

		368,788

	Software — 2.8%
248	Adobe Systems, Inc. (a)	23,269
3,726	Microsoft Corp.	206,718

		229,987

	Technology Hardware, Storage & Peripherals — 3.6%
2,623	Apple, Inc.	276,118
1,162	HP, Inc.	13,762

		289,880

	Total Information Technology	1,718,098

	Materials — 2.4%
	Chemicals — 0.9%
73	Dow Chemical Co. (The)	3,758
337	Eastman Chemical Co.	22,724
1,810	Mosaic Co. (The)	49,941

		76,423

	Containers & Packaging — 1.5%
1,333	Crown Holdings, Inc. (a)	67,598
746	Sealed Air Corp.	33,290
463	WestRock Co.	21,099

		121,987

	Total Materials	198,410

	Telecommunication Services — 1.7%
	Diversified Telecommunication Services — 1.2%
2,864	AT&T, Inc.	98,557

	Wireless Telecommunication Services — 0.5%
1,009	T-Mobile US, Inc. (a)	39,472

	Total Telecommunication Services	138,029

	Utilities — 2.9%
	Electric Utilities — 2.6%
51	American Electric Power Co., Inc.	2,995
675	Edison International	39,984

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2015	J.P. MORGAN LARGE CAP FUNDS	23

JPMorgan Disciplined Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2015 (Unaudited) (continued)

(Amounts in thousands, except number of Futures contracts)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	Electric Utilities — continued
231	NextEra Energy, Inc.	23,978
2,562	PPL Corp.	87,431
1,550	Xcel Energy, Inc.	55,646

		210,034

	Gas Utilities — 0.2%
717	Questar Corp.	13,973
173	UGI Corp.	5,847

		19,820

	Multi-Utilities — 0.1%
240	Public Service Enterprise Group, Inc.	9,290

	Total Utilities	239,144

	Total Common Stocks (Cost $7,600,142)	8,078,644

PRINCIPAL AMOUNT($)
Short-Term Investments — 1.4%
	U.S. Treasury Obligation — 0.1%
13,890	U.S. Treasury Bill, 0.225%, 04/28/16 (k) (n)	13,878

SHARES	SECURITY DESCRIPTION	VALUE($)

	Investment Company — 1.3%
104,343	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.170% (b) (l)	104,343

	Total Short-Term Investments (Cost $118,223)	118,221

	Total Investments — 100.4% (Cost $7,718,365)	8,196,865
	Liabilities in Excess of Other Assets — (0.4)%	(33,698)

	NET ASSETS — 100.0%	$8,163,167

Percentages indicated are based on net assets.

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL VALUE AT DECEMBER 31, 2015	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
933	E-mini S&P 500	03/18/16	USD	$94,951	$1,382

SEE NOTES TO FINANCIAL STATEMENTS.

24	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2015

JPMorgan Dynamic Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2015 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 93.8%
	Consumer Discretionary — 23.1%
	Automobiles — 1.5%
23	Tesla Motors, Inc. (a)	5,628

	Hotels, Restaurants & Leisure — 3.6%
225	Starbucks Corp.	13,528

	Household Durables — 1.5%
58	Harman International Industries, Inc.	5,467

	Internet & Catalog Retail — 12.0%
35	Amazon.com, Inc. (a)	23,514
83	Netflix, Inc. (a)	9,459
9	Priceline Group, Inc. (The) (a)	11,653

		44,626

	Specialty Retail — 4.5%
128	Home Depot, Inc. (The)	16,984

	Total Consumer Discretionary	86,233

	Consumer Staples — 2.4%
	Food & Staples Retailing — 2.4%
92	CVS Health Corp.	9,029

	Energy — 1.7%
	Oil, Gas & Consumable Fuels — 1.7%
50	Pioneer Natural Resources Co.	6,322

	Financials — 4.4%
	Capital Markets — 4.4%
500	Charles Schwab Corp. (The)	16,454

	Health Care — 20.9%
	Biotechnology — 17.4%
88	BioMarin Pharmaceutical, Inc. (a)	9,264
99	Celgene Corp. (a)	11,802
138	Gilead Sciences, Inc.	13,919
75	Incyte Corp. (a)	8,123
32	Regeneron Pharmaceuticals, Inc. (a)	17,168
38	Vertex Pharmaceuticals, Inc. (a)	4,813

		65,089

	Life Sciences Tools & Services — 3.5%
67	Illumina, Inc. (a)	12,870

	Total Health Care	77,959

	Industrials — 3.3%
	Aerospace & Defense — 2.0%
32	TransDigm Group, Inc. (a)	7,410

	Road & Rail — 1.3%
67	Kansas City Southern	4,973

	Total Industrials	12,383

SHARES	SECURITY DESCRIPTION	VALUE($)

	Information Technology — 35.1%
	Internet Software & Services — 12.5%
32	Alphabet, Inc., Class A (a)	24,534
210	Facebook, Inc., Class A (a)	22,018

		46,552

	IT Services — 10.7%
219	MasterCard, Inc., Class A	21,344
185	PayPal Holdings, Inc. (a)	6,697
156	Visa, Inc., Class A	12,105

		40,146

	Semiconductors & Semiconductor Equipment — 5.9%
247	ARM Holdings plc, (United Kingdom), ADR	11,175
75	Avago Technologies Ltd., (Singapore)	10,836

		22,011

	Software — 6.0%
189	salesforce.com, Inc. (a)	14,816
86	ServiceNow, Inc. (a)	7,444

		22,260

	Total Information Technology	130,969

	Materials — 2.9%
	Chemicals — 2.9%
83	Air Products & Chemicals, Inc.	10,773

	Total Common Stocks (Cost $263,581)	350,122

Short-Term Investment — 5.4%
	Investment Company — 5.4%
20,149	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.170% (b) (l) (Cost $20,149)	20,149

	Total Investments — 99.2% (Cost $283,730)	370,271
	Other Assets in Excess of Liabilities — 0.8%	2,976

	NET ASSETS — 100.0%	$373,247

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2015	J.P. MORGAN LARGE CAP FUNDS	25

JPMorgan Equity Focus Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2015 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 98.1%
	Consumer Discretionary — 19.5%
	Distributors — 2.4%
23	Genuine Parts Co.	1,993

	Hotels, Restaurants & Leisure — 3.2%
45	Starbucks Corp.	2,729

	Internet & Catalog Retail — 8.8%
6	Amazon.com, Inc. (a)	4,386
2	Priceline Group, Inc. (The) (a)	2,977

		7,363

	Multiline Retail — 2.0%
35	Kohl’s Corp.	1,688

	Specialty Retail — 3.1%
48	Best Buy Co., Inc.	1,449
46	Gap, Inc. (The)	1,130

		2,579

	Total Consumer Discretionary	16,352

	Energy — 5.1%
	Oil, Gas & Consumable Fuels — 5.1%
22	Exxon Mobil Corp.	1,739
67	Kinder Morgan, Inc.	1,004
12	Pioneer Natural Resources Co.	1,542

	Total Energy	4,285

	Financials — 21.2%
	Banks — 3.6%
56	Wells Fargo & Co.	3,028

	Capital Markets — 2.9%
33	T. Rowe Price Group, Inc.	2,383

	Consumer Finance — 5.9%
114	Ally Financial, Inc. (a)	2,116
39	Capital One Financial Corp.	2,822

		4,938

	Insurance — 7.2%
46	American International Group, Inc.	2,854
82	Loews Corp.	3,143

		5,997

	Real Estate Investment Trusts (REITs) — 1.6%
62	Rayonier, Inc.	1,372

	Total Financials	17,718

	Health Care — 16.8%
	Biotechnology — 12.4%
24	Celgene Corp. (a)	2,884
37	Gilead Sciences, Inc.	3,726

SHARES	SECURITY DESCRIPTION	VALUE($)

	Biotechnology — continued
7	Regeneron Pharmaceuticals, Inc. (a)	3,751

		10,361

	Health Care Providers & Services — 1.7%
12	UnitedHealth Group, Inc.	1,442

	Life Sciences Tools & Services — 2.7%
12	Illumina, Inc. (a)	2,248

	Total Health Care	14,051

	Industrials — 6.0%
	Airlines — 2.6%
44	Delta Air Lines, Inc.	2,206

	Machinery — 2.3%
31	Dover Corp.	1,905

	Road & Rail — 1.1%
12	Kansas City Southern	894

	Total Industrials	5,005

	Information Technology — 23.8%
	Electronic Equipment, Instruments & Components — 1.4%
23	Arrow Electronics, Inc. (a)	1,227

	Internet Software & Services — 12.3%
7	Alphabet, Inc., Class C (a)	5,244
48	Facebook, Inc., Class A (a)	5,055

		10,299

	IT Services — 5.5%
38	MasterCard, Inc., Class A	3,702
24	PayPal Holdings, Inc. (a)	873

		4,575

	Semiconductors & Semiconductor Equipment — 1.8%
33	ARM Holdings plc, (United Kingdom), ADR	1,493

	Software — 2.8%
30	salesforce.com, Inc. (a)	2,326

	Total Information Technology	19,920

	Materials — 3.2%
	Construction Materials — 1.1%
7	Martin Marietta Materials, Inc.	949

	Containers & Packaging — 2.1%
38	WestRock Co.	1,747

	Total Materials	2,696

	Utilities — 2.5%
	Electric Utilities — 2.5%
35	Edison International	2,056

	Total Common Stocks (Cost $73,254)	82,083

SEE NOTES TO FINANCIAL STATEMENTS.

26	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2015

SHARES	SECURITY DESCRIPTION	VALUE($)

Short-Term Investment — 3.3%
	Investment Company — 3.3%
2,762	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.170% (b) (l) (Cost $2,762)	2,762

	Total Investments — 101.4% (Cost $76,016)	84,845
	Liabilities in Excess of Other Assets — (1.4)%	(1,209)

	NET ASSETS — 100.0%	$83,636

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2015	J.P. MORGAN LARGE CAP FUNDS	27

JPMorgan Equity Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2015 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 98.5%
	Consumer Discretionary — 10.3%
	Distributors — 0.8%
968	Genuine Parts Co.	83,120

	Hotels, Restaurants & Leisure — 1.6%
1,350	Brinker International, Inc.	64,710
658	Dunkin’ Brands Group, Inc.	28,005
995	Wyndham Worldwide Corp.	72,296

		165,011

	Media — 2.5%
1,067	Cinemark Holdings, Inc.	35,684
1,597	Comcast Corp., Class A	90,126
2,123	Time Warner, Inc.	137,291

		263,101

	Multiline Retail — 0.7%
1,080	Target Corp.	78,452

	Specialty Retail — 4.0%
1,561	Best Buy Co., Inc.	47,526
1,236	Home Depot, Inc. (The)	163,523
1,100	L Brands, Inc.	105,418
1,143	Tiffany & Co.	87,197
218	Williams-Sonoma, Inc.	12,711

		416,375

	Textiles, Apparel & Luxury Goods — 0.7%
1,143	V.F. Corp.	71,178

	Total Consumer Discretionary	1,077,237

	Consumer Staples — 9.5%
	Beverages — 2.6%
2,189	Coca-Cola Co. (The)	94,046
1,485	Coca-Cola Enterprises, Inc.	73,115
1,099	Dr. Pepper Snapple Group, Inc.	102,410

		269,571

	Food Products — 1.8%
631	Hershey Co. (The)	56,326
315	Kraft Heinz Co. (The)	22,934
2,325	Mondelez International, Inc., Class A	104,247

		183,507

	Household Products — 2.0%
859	Kimberly-Clark Corp.	109,315
1,309	Procter & Gamble Co. (The)	103,913

		213,228

SHARES	SECURITY DESCRIPTION	VALUE($)

	Tobacco — 3.1%
3,730	Altria Group, Inc.	217,147
1,168	Philip Morris International, Inc.	102,650

		319,797

	Total Consumer Staples	986,103

	Energy — 8.7%
	Energy Equipment & Services — 0.7%
992	Schlumberger Ltd.	69,166

	Oil, Gas & Consumable Fuels — 8.0%
1,528	Chevron Corp.	137,462
1,413	Columbia Pipeline Group, Inc.	28,255
2,494	ConocoPhillips	116,468
3,457	Exxon Mobil Corp.	269,477
1,435	Marathon Petroleum Corp.	74,400
3,095	Occidental Petroleum Corp.	209,255

		835,317

	Total Energy	904,483

	Financials — 29.7%
	Banks — 10.3%
3,363	BB&T Corp.	127,170
820	Cullen/Frost Bankers, Inc.	49,229
431	M&T Bank Corp.	52,264
2,485	PNC Financial Services Group, Inc. (The)	236,802
2,791	U.S. Bancorp	119,071
9,000	Wells Fargo & Co.	489,258

		1,073,794

	Capital Markets — 4.6%
437	Ameriprise Financial, Inc.	46,480
644	BlackRock, Inc.	219,181
1,419	Northern Trust Corp.	102,293
1,623	T. Rowe Price Group, Inc.	116,015

		483,969

	Consumer Finance — 1.0%
1,004	Capital One Financial Corp.	72,500
589	Discover Financial Services	31,587

		104,087

	Diversified Financial Services — 2.6%
2,314	CME Group, Inc.	209,626
645	McGraw Hill Financial, Inc.	63,613

		273,239

	Insurance — 8.0%
745	ACE Ltd., (Switzerland)	86,995
1,202	Arthur J. Gallagher & Co.	49,191

SEE NOTES TO FINANCIAL STATEMENTS.

28	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2015

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	Insurance — continued
725	Cincinnati Financial Corp.	42,924
3,582	Hartford Financial Services Group, Inc. (The)	155,673
2,640	MetLife, Inc.	127,284
1,256	Progressive Corp. (The)	39,954
1,150	Prudential Financial, Inc.	93,590
1,884	Travelers Cos., Inc. (The)	212,585
515	Validus Holdings Ltd., (Bermuda)	23,851

		832,047

	Real Estate Investment Trusts (REITs) — 3.2%
420	Alexandria Real Estate Equities, Inc.	37,947
473	AvalonBay Communities, Inc.	87,111
172	Boston Properties, Inc.	21,899
1,641	HCP, Inc.	62,738
633	Simon Property Group, Inc.	123,079

		332,774

	Total Financials	3,099,910

	Health Care — 11.8%
	Health Care Equipment & Supplies — 2.3%
1,869	Abbott Laboratories	83,952
1,006	Becton, Dickinson and Co.	154,947

		238,899

	Pharmaceuticals — 9.5%
1,036	AbbVie, Inc.	61,365
1,965	Bristol-Myers Squibb Co.	135,176
1,513	Eli Lilly & Co.	127,453
2,506	Johnson & Johnson	257,432
3,722	Merck & Co., Inc.	196,600
6,603	Pfizer, Inc.	213,153

		991,179

	Total Health Care	1,230,078

	Industrials — 9.3%
	Aerospace & Defense — 2.9%
149	General Dynamics Corp.	20,494
1,359	Honeywell International, Inc.	140,726
1,423	United Technologies Corp.	136,700

		297,920

	Air Freight & Logistics — 0.6%
648	United Parcel Service, Inc., Class B	62,387

	Commercial Services & Supplies — 0.7%
1,766	Republic Services, Inc.	77,702

SHARES	SECURITY DESCRIPTION	VALUE($)

	Industrial Conglomerates — 1.2%
815	3M Co.	122,733

	Machinery — 2.6%
1,819	Illinois Tool Works, Inc.	168,608
1,702	PACCAR, Inc.	80,679
153	Snap-on, Inc.	26,305

		275,592

	Road & Rail — 1.3%
771	Norfolk Southern Corp.	65,224
909	Union Pacific Corp.	71,105

		136,329

	Total Industrials	972,663

	Information Technology — 9.1%
	Communications Equipment — 0.6%
1,246	QUALCOMM, Inc.	62,290

	IT Services — 2.2%
626	Accenture plc, (Ireland), Class A	65,416
781	Automatic Data Processing, Inc.	66,201
1,634	Fidelity National Information Services, Inc.	99,021

		230,638

	Semiconductors & Semiconductor Equipment — 2.9%
1,546	Analog Devices, Inc.	85,510
1,221	KLA-Tencor Corp.	84,643
2,414	Texas Instruments, Inc.	132,288

		302,441

	Software — 1.4%
2,600	Microsoft Corp.	144,274

	Technology Hardware, Storage & Peripherals — 2.0%
2,017	Apple, Inc.	212,268

	Total Information Technology	951,911

	Materials — 3.8%
	Chemicals — 3.6%
702	Airgas, Inc.	97,166
1,269	E.I. du Pont de Nemours & Co.	84,511
757	PPG Industries, Inc.	74,801
750	Praxair, Inc.	76,768
934	RPM International, Inc.	41,148

		374,394

	Containers & Packaging — 0.2%
538	WestRock Co.	24,550

	Total Materials	398,944

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2015	J.P. MORGAN LARGE CAP FUNDS	29

JPMorgan Equity Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2015 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	Telecommunication Services — 1.6%
	Diversified Telecommunication Services — 1.6%
3,470	Verizon Communications, Inc.	160,391

	Utilities — 4.7%
	Electric Utilities — 2.6%
1,812	Edison International	107,298
723	NextEra Energy, Inc.	75,125
2,629	Xcel Energy, Inc.	94,423

		276,846

	Multi-Utilities — 2.1%
2,760	CMS Energy Corp.	99,582
253	DTE Energy Co.	20,262
2,739	NiSource, Inc.	53,435
463	Sempra Energy	43,528

		216,807

	Total Utilities	493,653

	Total Common Stocks (Cost $8,799,825)	10,275,373

Short-Term Investment — 2.5%
	Investment Company — 2.5%
258,280	JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares, 0.210% (b) (l) (Cost $258,280)	258,280

	Total Investments — 101.0% (Cost $9,058,105)	10,533,653
	Liabilities in Excess of Other Assets — (1.0)%	(107,574)

	NET ASSETS — 100.0%	$10,426,079

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

30	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2015

JPMorgan Growth and Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2015 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 99.2%
	Consumer Discretionary — 7.9%
	Household Durables — 0.4%
20	Harman International Industries, Inc.	1,903

	Media — 1.3%
59	Time Warner, Inc.	3,835
24	Walt Disney Co. (The)	2,501

		6,336

	Specialty Retail — 5.4%
6	AutoZone, Inc. (a)	4,533
163	Best Buy Co., Inc.	4,976
88	Gap, Inc. (The)	2,174
58	Home Depot, Inc. (The)	7,670
63	Tiffany & Co.	4,821
46	TJX Cos., Inc. (The)	3,276

		27,450

	Textiles, Apparel & Luxury Goods — 0.8%
62	V.F. Corp.	3,878

	Total Consumer Discretionary	39,567

	Consumer Staples — 8.3%
	Beverages — 2.8%
59	Dr. Pepper Snapple Group, Inc.	5,517
90	Molson Coors Brewing Co., Class B	8,472

		13,989

	Food & Staples Retailing — 1.4%
70	CVS Health Corp.	6,844

	Food Products — 1.8%
49	Kraft Heinz Co. (The)	3,536
72	Mead Johnson Nutrition Co.	5,645

		9,181

	Household Products — 1.3%
23	Kimberly-Clark Corp.	2,966
49	Procter & Gamble Co. (The)	3,871

		6,837

	Tobacco — 1.0%
89	Altria Group, Inc.	5,158

	Total Consumer Staples	42,009

	Energy — 9.5%
	Energy Equipment & Services — 0.7%
51	Schlumberger Ltd.	3,543

	Oil, Gas & Consumable Fuels — 8.8%
85	Chevron Corp.	7,620
75	ConocoPhillips	3,524

SHARES	SECURITY DESCRIPTION	VALUE($)

	Oil, Gas & Consumable Fuels — continued
45	Devon Energy Corp.	1,447
33	EOG Resources, Inc.	2,343
138	Exxon Mobil Corp.	10,764
128	Kinder Morgan, Inc.	1,911
49	Marathon Petroleum Corp.	2,545
137	Occidental Petroleum Corp.	9,249
31	Phillips 66	2,495
34	Valero Energy Corp.	2,397

		44,295

	Total Energy	47,838

	Financials — 33.8%
	Banks — 12.5%
788	Bank of America Corp.	13,264
134	BB&T Corp.	5,067
135	Citigroup, Inc.	6,964
55	Cullen/Frost Bankers, Inc.	3,288
37	M&T Bank Corp.	4,447
58	PNC Financial Services Group, Inc. (The)	5,480
128	SunTrust Banks, Inc.	5,496
116	U.S. Bancorp	4,928
257	Wells Fargo & Co.	13,960

		62,894

	Capital Markets — 8.5%
26	Affiliated Managers Group, Inc. (a)	4,202
38	Ameriprise Financial, Inc.	4,087
23	BlackRock, Inc.	7,798
163	Charles Schwab Corp. (The)	5,354
21	Goldman Sachs Group, Inc. (The)	3,785
232	Invesco Ltd.	7,764
113	Morgan Stanley	3,585
88	T. Rowe Price Group, Inc.	6,255

		42,830

	Consumer Finance — 1.3%
44	Capital One Financial Corp.	3,154
66	Discover Financial Services	3,555

		6,709

	Diversified Financial Services — 2.6%
78	Berkshire Hathaway, Inc., Class B (a)	10,326
10	Intercontinental Exchange, Inc.	2,639

		12,965

	Insurance — 4.6%
35	Chubb Corp. (The)	4,643
169	Hartford Financial Services Group, Inc. (The)	7,358

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2015	J.P. MORGAN LARGE CAP FUNDS	31

JPMorgan Growth and Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2015 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	Insurance — continued
96	Loews Corp.	3,702
76	MetLife, Inc.	3,654
49	Prudential Financial, Inc.	3,997

		23,354

	Real Estate Investment Trusts (REITs) — 4.3%
16	AvalonBay Communities, Inc.	3,001
147	General Growth Properties, Inc.	3,986
98	HCP, Inc.	3,732
48	Macerich Co. (The)	3,841
75	Prologis, Inc.	3,223
39	Vornado Realty Trust	3,879

		21,662

	Total Financials	170,414

	Health Care — 12.7%
	Biotechnology — 0.9%
45	Gilead Sciences, Inc.	4,543

	Health Care Equipment & Supplies — 0.8%
26	Becton, Dickinson and Co.	3,976

	Health Care Providers & Services — 3.0%
20	Aetna, Inc.	2,174
32	Humana, Inc.	5,623
17	McKesson Corp.	3,274
37	UnitedHealth Group, Inc.	4,329

		15,400

	Pharmaceuticals — 8.0%
55	AbbVie, Inc.	3,264
134	Bristol-Myers Squibb Co.	9,232
60	Eli Lilly & Co.	5,081
92	Johnson & Johnson	9,481
101	Merck & Co., Inc.	5,349
245	Pfizer, Inc.	7,902

		40,309

	Total Health Care	64,228

	Industrials — 8.8%
	Aerospace & Defense — 2.7%
80	Honeywell International, Inc.	8,306
55	United Technologies Corp.	5,265

		13,571

	Building Products — 0.5%
96	Masco Corp.	2,714

	Industrial Conglomerates — 3.3%
42	3M Co.	6,372

SHARES	SECURITY DESCRIPTION	VALUE($)

	Industrial Conglomerates — continued
327	General Electric Co.	10,189

		16,561

	Machinery — 0.6%
61	PACCAR, Inc.	2,872

	Road & Rail — 0.5%
101	CSX Corp.	2,616

	Trading Companies & Distributors — 1.2%
15	W.W. Grainger, Inc.	2,938
24	Watsco, Inc.	2,846

		5,784

	Total Industrials	44,118

	Information Technology — 11.2%
	Communications Equipment — 1.0%
97	Cisco Systems, Inc.	2,637
50	QUALCOMM, Inc.	2,494

		5,131

	Electronic Equipment, Instruments & Components — 0.4%
29	TE Connectivity Ltd., (Switzerland)	1,887

	Internet Software & Services — 1.2%
8	Alphabet, Inc., Class C (a)	6,085

	IT Services — 0.9%
42	Fidelity National Information Services, Inc.	2,545
23	MasterCard, Inc., Class A	2,210

		4,755

	Semiconductors & Semiconductor Equipment — 2.3%
239	Applied Materials, Inc.	4,470
52	KLA-Tencor Corp.	3,634
59	Texas Instruments, Inc.	3,206

		11,310

	Software — 3.2%
291	Microsoft Corp.	16,123

	Technology Hardware, Storage & Peripherals — 2.2%
106	Apple, Inc.	11,115

	Total Information Technology	56,406

	Materials — 0.9%
	Chemicals — 0.9%
70	E.I. du Pont de Nemours & Co.	4,635

	Telecommunication Services — 2.2%
	Diversified Telecommunication Services — 2.2%
237	Verizon Communications, Inc.	10,932

SEE NOTES TO FINANCIAL STATEMENTS.

32	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2015

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	Utilities — 3.9%
	Electric Utilities — 2.7%
79	Edison International	4,678
35	NextEra Energy, Inc.	3,605
76	PPL Corp.	2,580
74	Xcel Energy, Inc.	2,646

		13,509

	Multi-Utilities — 1.2%
120	CMS Energy Corp.	4,333
17	Sempra Energy	1,589

		5,922

	Total Utilities	19,431

	Total Common Stocks (Cost $375,816)	499,578

Short-Term Investment — 7.6%
	Investment Company — 7.6%
38,313	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.170% (b) (l) (Cost $38,313)	38,313

	Total Investments — 106.8% (Cost $414,129)	537,891
	Liabilities in Excess of Other Assets — (6.8)%	(34,136)

	NET ASSETS — 100.0%	$503,755

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2015	J.P. MORGAN LARGE CAP FUNDS	33

JPMorgan Hedged Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2015 (Unaudited)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)

Common Stocks — 97.9%
		Consumer Discretionary — 13.4%
		Auto Components — 0.0% (g)
3		Magna International, Inc., (Canada)	109

		Automobiles — 0.5%
62		Ford Motor Co.	870
9		General Motors Co. (o)	322

			1,192

		Hotels, Restaurants & Leisure — 1.1%
—	(h)	Chipotle Mexican Grill, Inc. (a)	155
3		Dunkin’ Brands Group, Inc.	109
12		Royal Caribbean Cruises Ltd.	1,205
23		Starbucks Corp. (o)	1,356

			2,825

		Household Durables — 0.8%
21		D.R. Horton, Inc.	664
8		Harman International Industries, Inc.	778
29		PulteGroup, Inc.	518
3		Toll Brothers, Inc. (a)	112

			2,072

		Internet & Catalog Retail — 1.6%
6		Amazon.com, Inc. (a) (o)	3,977

		Media — 4.2%
18		CBS Corp. (Non-Voting), Class B	854
6		Charter Communications, Inc., Class A (a)	1,063
51		Comcast Corp., Class A	2,853
13		DISH Network Corp., Class A (a)	740
3		Time Warner Cable, Inc.	543
42		Time Warner, Inc. (o)	2,684
77		Twenty-First Century Fox, Inc., Class A (o)	2,098

			10,835

		Multiline Retail — 0.8%
15		Dollar General Corp.	1,106
13		Target Corp.	974

			2,080

		Specialty Retail — 3.6%
4		AutoNation, Inc. (a)	239
—	(h)	AutoZone, Inc. (a) (o)	214
15		Best Buy Co., Inc.	453
27		Home Depot, Inc. (The) (o)	3,562
35		Lowe’s Cos., Inc. (o)	2,688
2		Ross Stores, Inc.	130
5		Tiffany & Co.	355
23		TJX Cos., Inc. (The) (o)	1,630

			9,271

SHARES	SECURITY DESCRIPTION	VALUE($)

	Textiles, Apparel & Luxury Goods — 0.8%
4	lululemon athletica, Inc., (Canada) (a)	212
1	PVH Corp.	86
4	Ralph Lauren Corp.	479
19	V.F. Corp. (o)	1,161

		1,938

	Total Consumer Discretionary	34,299

	Consumer Staples — 8.6%
	Beverages — 3.2%
1	Boston Beer Co., Inc. (The), Class A (a)	247
34	Coca-Cola Co. (The) (o)	1,466
3	Coca-Cola Enterprises, Inc.	150
9	Constellation Brands, Inc., Class A (o)	1,253
4	Dr. Pepper Snapple Group, Inc.	372
15	Molson Coors Brewing Co., Class B	1,377
33	PepsiCo, Inc.	3,312

		8,177

	Food & Staples Retailing — 0.9%
12	Costco Wholesale Corp. (o)	1,913
1	CVS Health Corp. (o)	57
10	Kroger Co. (The)	415
1	Wal-Mart Stores, Inc.	31

		2,416

	Food Products — 1.4%
10	Archer-Daniels-Midland Co. (o)	368
10	Hershey Co. (The)	867
1	Mead Johnson Nutrition Co.	85
50	Mondelez International, Inc., Class A (o)	2,252

		3,572

	Household Products — 1.9%
14	Kimberly-Clark Corp. (o)	1,798
37	Procter & Gamble Co. (The)	2,959

		4,757

	Personal Products — 0.1%
3	Estee Lauder Cos., Inc. (The), Class A	257

	Tobacco — 1.1%
31	Philip Morris International, Inc. (o)	2,748

	Total Consumer Staples	21,927

	Energy — 6.3%
	Energy Equipment & Services — 0.7%
7	Baker Hughes, Inc.	326
23	Halliburton Co. (o)	782

SEE NOTES TO FINANCIAL STATEMENTS.

34	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2015

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	Energy Equipment & Services — continued
5	National Oilwell Varco, Inc.	182
9	Schlumberger Ltd. (o)	604

		1,894

	Oil, Gas & Consumable Fuels — 5.6%
30	Cabot Oil & Gas Corp.	523
35	Chevron Corp.	3,163
32	Columbia Pipeline Group, Inc.	649
1	Energen Corp.	43
13	EOG Resources, Inc. (o)	952
7	EQT Corp.	385
49	Exxon Mobil Corp. (o)	3,796
13	Kinder Morgan, Inc.	196
8	Marathon Petroleum Corp.	394
29	Occidental Petroleum Corp. (o)	1,959
1	Phillips 66	72
8	Pioneer Natural Resources Co.	983
16	Valero Energy Corp.	1,157

		14,272

	Total Energy	16,166

	Financials — 16.3%
	Banks — 5.6%
229	Bank of America Corp. (o)	3,861
5	BB&T Corp.	176
77	Citigroup, Inc.	3,978
18	Fifth Third Bancorp	370
34	KeyCorp	451
2	SVB Financial Group (a)	265
97	Wells Fargo & Co. (o)	5,285

		14,386

	Capital Markets — 3.1%
2	Ameriprise Financial, Inc.	223
6	Bank of New York Mellon Corp. (The)	248
3	BlackRock, Inc.	961
39	Charles Schwab Corp. (The) (o)	1,287
6	Goldman Sachs Group, Inc. (The) (o)	1,148
38	Invesco Ltd. (o)	1,280
62	Morgan Stanley (o)	1,965
13	State Street Corp. (o)	839
3	TD Ameritrade Holding Corp.	97

		8,048

	Consumer Finance — 0.6%
6	Capital One Financial Corp.	454

SHARES	SECURITY DESCRIPTION	VALUE($)

	Consumer Finance — continued
6	Discover Financial Services	336
21	Synchrony Financial (a) (o)	651

		1,441

	Diversified Financial Services — 1.8%
24	Berkshire Hathaway, Inc., Class B (a) (o)	3,191
5	Intercontinental Exchange, Inc. (o)	1,287

		4,478

	Insurance — 2.7%
19	ACE Ltd., (Switzerland)	2,236
17	American International Group, Inc. (o)	1,036
6	Arthur J. Gallagher & Co.	237
3	Lincoln National Corp.	169
46	MetLife, Inc. (o)	2,230
4	Prudential Financial, Inc.	296
15	XL Group plc, (Ireland)	568

		6,772

	Real Estate Investment Trusts (REITs) — 2.5%
8	American Tower Corp.	737
6	AvalonBay Communities, Inc.	1,055
5	Boston Properties, Inc.	700
18	DiamondRock Hospitality Co.	178
1	Equinix, Inc.	380
1	Essex Property Trust, Inc.	133
15	General Growth Properties, Inc.	408
10	LaSalle Hotel Properties	260
10	Liberty Property Trust	302
20	Prologis, Inc.	854
1	Public Storage	181
5	Simon Property Group, Inc. (o)	1,054
2	SL Green Realty Corp.	243

		6,485

	Total Financials	41,610

	Health Care — 15.7%
	Biotechnology — 3.6%
6	Alexion Pharmaceuticals, Inc. (a)	1,067
7	Biogen, Inc. (a) (o)	2,102
3	BioMarin Pharmaceutical, Inc. (a)	365
22	Celgene Corp. (a) (o)	2,588
22	Gilead Sciences, Inc. (o)	2,258
7	Vertex Pharmaceuticals, Inc. (a)	867

		9,247

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2015	J.P. MORGAN LARGE CAP FUNDS	35

JPMorgan Hedged Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2015 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	Health Care Equipment & Supplies — 1.6%
41	Abbott Laboratories (o)	1,839
88	Boston Scientific Corp. (a) (o)	1,618
7	Stryker Corp. (o)	620

		4,077

	Health Care Providers & Services — 3.7%
13	Aetna, Inc. (o)	1,374
4	Cigna Corp.	544
11	Express Scripts Holding Co. (a)	950
2	HCA Holdings, Inc. (a)	124
7	Humana, Inc.	1,318
13	McKesson Corp.	2,573
22	UnitedHealth Group, Inc. (o)	2,558

		9,441

	Life Sciences Tools & Services — 0.6%
3	Illumina, Inc. (a)	518
6	Thermo Fisher Scientific, Inc.	903

		1,421

	Pharmaceuticals — 6.2%
9	Allergan plc (a) (o)	2,709
46	Bristol-Myers Squibb Co. (o)	3,191
32	Eli Lilly & Co.	2,705
21	Johnson & Johnson	2,158
15	Merck & Co., Inc. (o)	785
5	Mylan N.V. (a)	289
1	Perrigo Co. plc, (Ireland)	192
107	Pfizer, Inc. (o)	3,447
3	Valeant Pharmaceuticals International, Inc. (a)	335

		15,811

	Total Health Care	39,997

	Industrials — 9.8%
	Aerospace & Defense — 3.1%
27	Honeywell International, Inc. (o)	2,753
9	L-3 Communications Holdings, Inc.	1,100
4	Northrop Grumman Corp.	821
33	United Technologies Corp.	3,159

		7,833

	Air Freight & Logistics — 0.0% (g)
1	FedEx Corp.	124

	Airlines — 0.8%
13	Delta Air Lines, Inc.	671
23	United Continental Holdings, Inc. (a)	1,291

		1,962

SHARES	SECURITY DESCRIPTION	VALUE($)

	Building Products — 0.5%
9	Allegion plc, (Ireland)	586
3	Fortune Brands Home & Security, Inc.	164
21	Masco Corp.	592

		1,342

	Construction & Engineering — 0.4%
21	Fluor Corp. (o)	972

	Electrical Equipment — 0.6%
29	Eaton Corp. plc (o)	1,511

	Industrial Conglomerates — 0.9%
3	Danaher Corp.	269
70	General Electric Co. (o)	2,170

		2,439

	Machinery — 1.8%
2	Caterpillar, Inc.	110
9	Cummins, Inc. (o)	794
3	Deere & Co.	256
6	Ingersoll-Rand plc	312
25	PACCAR, Inc. (o)	1,204
8	Parker-Hannifin Corp. (o)	789
1	Snap-on, Inc.	152
8	Stanley Black & Decker, Inc.	887

		4,504

	Professional Services — 0.2%
4	Equifax, Inc.	459

	Road & Rail — 1.5%
6	Canadian Pacific Railway Ltd., (Canada)	823
32	CSX Corp. (o)	835
29	Union Pacific Corp.	2,265

		3,923

	Total Industrials	25,069

	Information Technology — 20.7%
	Communications Equipment — 0.7%
60	Cisco Systems, Inc. (o)	1,618
5	QUALCOMM, Inc. (o)	233

		1,851

	Electronic Equipment, Instruments & Components — 0.7%
2	Amphenol Corp., Class A	123
11	Corning, Inc.	196
21	TE Connectivity Ltd., (Switzerland) (o)	1,380

		1,699

SEE NOTES TO FINANCIAL STATEMENTS.

36	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2015

SHARES		SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
		Internet Software & Services — 4.7%
5		Alphabet, Inc., Class A (a)	3,698
5		Alphabet, Inc., Class C (a)	3,585
45		Facebook, Inc., Class A (a) (o)	4,752

			12,035

		IT Services — 3.5%
31		Accenture plc, (Ireland), Class A	3,253
2		Automatic Data Processing, Inc.	138
30		Cognizant Technology Solutions Corp., Class A (a) (o)	1,776
15		Fidelity National Information Services, Inc.	908
4		PayPal Holdings, Inc. (a)	135
35		Visa, Inc., Class A (o)	2,680

			8,890

		Semiconductors & Semiconductor Equipment — 3.0%
13		Applied Materials, Inc.	251
18		Avago Technologies Ltd., (Singapore)	2,552
8		Broadcom Corp., Class A	452
2		KLA-Tencor Corp.	119
25		Lam Research Corp. (o)	2,015
12		Marvell Technology Group Ltd., (Bermuda)	104
4		NXP Semiconductors N.V., (Netherlands) (a)	336
35		Texas Instruments, Inc. (o)	1,933

			7,762

		Software — 4.3%
26		Adobe Systems, Inc. (a) (o)	2,398
2		Intuit, Inc.	216
139		Microsoft Corp. (o)	7,691
18		Oracle Corp. (o)	668

			10,973

		Technology Hardware, Storage & Peripherals — 3.8%
81		Apple, Inc. (o)	8,502
41		Hewlett Packard Enterprise Co.	628
52		HP, Inc.	612

			9,742

		Total Information Technology	52,952

		Materials — 2.5%
		Chemicals — 1.8%
7		Axiall Corp.	115
27		Dow Chemical Co. (The)	1,381
24		E.I. du Pont de Nemours & Co. (o)	1,575
8		Eastman Chemical Co.	555
33		Mosaic Co. (The) (o)	903
—	(h)	Sherwin-Williams Co. (The)	28

			4,557

SHARES		SECURITY DESCRIPTION	VALUE($)

		Construction Materials — 0.1%
3		Martin Marietta Materials, Inc. (o)	419

		Containers & Packaging — 0.6%
17		Crown Holdings, Inc. (a)	872
13		WestRock Co.	581

			1,453

		Metals & Mining — 0.0% (g)
—	(h)	Alcoa, Inc.	2
7		United States Steel Corp.	60

			62

		Total Materials	6,491

		Telecommunication Services — 1.5%
		Diversified Telecommunication Services — 1.4%
76		AT&T, Inc. (o)	2,601
23		Verizon Communications, Inc. (o)	1,082

			3,683

		Wireless Telecommunication Services — 0.1%
3		T-Mobile US, Inc. (a)	113

		Total Telecommunication Services	3,796

		Utilities — 3.1%
		Electric Utilities — 2.4%
7		American Electric Power Co., Inc.	379
23		Edison International (o)	1,386
2		Exelon Corp. (o)	57
15		NextEra Energy, Inc. (o)	1,578
39		PPL Corp.	1,340
39		Xcel Energy, Inc.	1,418

			6,158

		Gas Utilities — 0.1%
6		Questar Corp.	124

		Multi-Utilities — 0.5%
5		CenterPoint Energy, Inc.	90
10		CMS Energy Corp.	378
22		Public Service Enterprise Group, Inc.	844

			1,312

		Water Utilities — 0.1%
4		American Water Works Co., Inc.	262

		Total Utilities	7,856

		Total Common Stocks (Cost $239,074)	250,163

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2015	J.P. MORGAN LARGE CAP FUNDS	37

JPMorgan Hedged Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2015 (Unaudited) (continued)

(Amounts in thousands, except number of Futures and Options contracts)

NUMBER OF CONTRACTS	SECURITY DESCRIPTION	VALUE($)

Option Purchased — 1.9%
	Put Option Purchased — 1.9%
1228	S&P 500 Index, Expiring 03/31/16 at $1,940.00, European Style (Cost $4,916)	4,912

		–
PRINCIPAL AMOUNT($)
Short-Term Investments — 0.6%
	U.S. Treasury Obligation — 0.2%
540	U.S. Treasury Bill, 0.238%, 04/28/16 (k) (n)	539

SHARES	SECURITY DESCRIPTION	VALUE($)
	Investment Company — 0.4%
1,057	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.170% (b) (l)	1,057

	Total Short-Term Investments (Cost $1,596)	1,596

	Total Investments — 100.4% (Cost $245,586)	256,671
	Liabilities in Excess of Other Assets — (0.4)%	(1,039)

	NET ASSETS — 100.0%	$255,632

Percentages indicated are based on net assets.

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL VALUE AT DECEMBER 31, 2015	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
38	E-mini S&P 500	03/18/16	USD	$3,867	$18

OPTIONS WRITTEN

Call Options Written
DESCRIPTION	EXERCISE PRICE	EXPIRATION DATE	NUMBER OF CONTRACTS	VALUE
S&P 500 Index, European Style	$2,120.000	03/31/16	1,228	$(2,763)

(Premiums received of $2,759)

Put Options Written
DESCRIPTION	EXERCISE PRICE	EXPIRATION DATE	NUMBER OF CONTRACTS	VALUE
S&P 500 Index, European Style	$1,625.000	03/31/16	1,228	$(860)

(Premiums received of $856)

SEE NOTES TO FINANCIAL STATEMENTS.

38	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2015

JPMorgan Large Cap Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2015 (Unaudited)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 99.9%
	Consumer Discretionary — 23.8%
	Auto Components — 1.4%
2,614	Delphi Automotive plc, (United Kingdom)	224,064

	Automobiles — 1.5%
953	Tesla Motors, Inc. (a)	228,682

	Hotels, Restaurants & Leisure — 3.1%
184	Chipotle Mexican Grill, Inc. (a)	88,196
6,466	Starbucks Corp.	388,171

		476,367

	Household Durables — 0.2%
247	Whirlpool Corp.	36,203

	Internet & Catalog Retail — 8.9%
1,099	Amazon.com, Inc. (a)	742,763
3,616	Netflix, Inc. (a)	413,552
174	Priceline Group, Inc. (The) (a)	222,351

		1,378,666

	Media — 3.7%
6,812	Comcast Corp., Class A	384,378
3,622	Liberty Global plc, (United Kingdom), Series C (a)	147,665
582	Time Warner, Inc.	37,606

		569,649

	Specialty Retail — 5.0%
5,793	Home Depot, Inc. (The)	766,085

	Total Consumer Discretionary	3,679,716

	Consumer Staples — 7.1%
	Beverages — 2.0%
806	Constellation Brands, Inc., Class A	114,807
1,245	Monster Beverage Corp. (a)	185,515

		300,322

	Food & Staples Retailing — 3.6%
1,417	Costco Wholesale Corp.	228,813
2,131	CVS Health Corp.	208,358
1,477	Walgreens Boots Alliance, Inc.	125,774

		562,945

	Tobacco — 1.5%
5,039	Reynolds American, Inc.	232,545

	Total Consumer Staples	1,095,812

	Energy — 0.6%
	Oil, Gas & Consumable Fuels — 0.6%
1,593	Marathon Petroleum Corp.	82,571
37	Pioneer Natural Resources Co.	4,626

	Total Energy	87,197

SHARES	SECURITY DESCRIPTION	VALUE($)

	Financials — 2.5%
	Capital Markets — 1.3%
160	BlackRock, Inc.	54,585
4,309	TD Ameritrade Holding Corp.	149,548

		204,133

	Diversified Financial Services — 1.2%
1,896	Moody’s Corp.	190,245

	Total Financials	394,378

	Health Care — 20.4%
	Biotechnology — 15.4%
199	Alexion Pharmaceuticals, Inc. (a)	37,940
32	Biogen, Inc. (a)	9,650
1,448	BioMarin Pharmaceutical, Inc. (a)	151,640
4,501	Celgene Corp. (a)	539,004
4,029	Gilead Sciences, Inc.	407,705
1,601	Incyte Corp. (a)	173,672
1,292	Regeneron Pharmaceuticals, Inc. (a)	701,117
2,809	Vertex Pharmaceuticals, Inc. (a)	353,393

		2,374,121

	Health Care Providers & Services — 2.5%
2,427	AmerisourceBergen Corp.	251,684
678	McKesson Corp.	133,781

		385,465

	Life Sciences Tools & Services — 1.2%
985	Illumina, Inc. (a)	189,008

	Pharmaceuticals — 1.3%
2,017	Valeant Pharmaceuticals International, Inc. (a)	205,018

	Total Health Care	3,153,612

	Industrials — 6.4%
	Aerospace & Defense — 2.4%
2,174	Honeywell International, Inc.	225,192
812	Northrop Grumman Corp.	153,314

		378,506

	Airlines — 2.3%
7,032	Delta Air Lines, Inc.	356,462

	Electrical Equipment — 0.4%
283	Acuity Brands, Inc.	66,119

	Industrial Conglomerates — 1.0%
804	Roper Technologies, Inc.	152,610

	Road & Rail — 0.3%
543	Kansas City Southern	40,523

	Total Industrials	994,220

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2015	J.P. MORGAN LARGE CAP FUNDS	39

JPMorgan Large Cap Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2015 (Unaudited) (continued)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	Information Technology — 34.3%
	Electronic Equipment, Instruments & Components — 0.7%
2,097	Amphenol Corp., Class A	109,511

	Internet Software & Services — 12.6%
1,146	Alphabet, Inc., Class C (a)	869,420
31	Baidu, Inc., (China), ADR (a)	5,917
8,530	Facebook, Inc., Class A (a)	892,760
570	LinkedIn Corp., Class A (a)	128,341
580	VeriSign, Inc. (a)	50,634

		1,947,072

	IT Services — 9.5%
174	Alliance Data Systems Corp. (a)	48,068
2,094	Cognizant Technology Solutions Corp., Class A (a)	125,682
6,181	MasterCard, Inc., Class A	601,802
2,007	Vantiv, Inc., Class A (a)	95,167
7,722	Visa, Inc., Class A	598,864

		1,469,583

	Semiconductors & Semiconductor Equipment — 3.3%
304	ARM Holdings plc, (United Kingdom), ADR	13,762
862	ASML Holding N.V., (Netherlands)	76,553
2,199	Avago Technologies Ltd., (Singapore)	319,214
1,185	NXP Semiconductors N.V., (Netherlands) (a)	99,794

		509,323

	Software — 4.8%
2,921	Activision Blizzard, Inc.	113,056
2,961	Adobe Systems, Inc. (a)	278,147
3,740	salesforce.com, Inc. (a)	293,232
469	ServiceNow, Inc. (a)	40,596
452	Splunk, Inc. (a)	26,606

		751,637

	Technology Hardware, Storage & Peripherals — 3.4%
4,983	Apple, Inc.	524,551

	Total Information Technology	5,311,677

	Materials — 4.8%
	Chemicals — 4.8%
1,400	Ecolab, Inc.	160,132
2,168	LyondellBasell Industries N.V., Class A	188,356
1,342	PPG Industries, Inc.	132,646
991	Sherwin-Williams Co. (The)	257,289

	Total Materials	738,423

	Total Common Stocks (Cost $9,764,204)	15,455,035

SHARES	SECURITY DESCRIPTION	VALUE($)
Short-Term Investment — 2.5%
	Investment Company — 2.5%
393,464	JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares, 0.210% (b) (l) (Cost $393,464)	393,464

	Total Investments — 102.4% (Cost $10,157,668)	15,848,499
	Liabilities in Excess of Other Assets — (2.4)%	(377,935)

	NET ASSETS — 100.0%	$15,470,564

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

40	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2015

JPMorgan Large Cap Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2015 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 97.7%
	Consumer Discretionary — 19.9%
	Auto Components — 0.4%
59	Magna International, Inc., (Canada)	2,385

	Automobiles — 4.9%
750	Ford Motor Co.	10,562
736	General Motors Co.	25,021

		35,583

	Hotels, Restaurants & Leisure — 0.6%
44	Royal Caribbean Cruises Ltd.	4,494

	Household Durables — 6.2%
122	D.R. Horton, Inc.	3,898
144	Harman International Industries, Inc.	13,528
64	Jarden Corp. (a)	3,673
545	PulteGroup, Inc.	9,719
43	Taylor Morrison Home Corp., Class A (a)	693
268	Toll Brothers, Inc. (a)	8,914
27	Whirlpool Corp.	3,995

		44,420

	Media — 2.0%
13	Charter Communications, Inc., Class A (a)	2,362
39	DISH Network Corp., Class A (a)	2,213
53	Time Warner, Inc.	3,408
243	Twenty-First Century Fox, Inc., Class A	6,589

		14,572

	Multiline Retail — 0.3%
49	Kohl’s Corp.	2,339

	Specialty Retail — 3.7%
105	AutoNation, Inc. (a)	6,288
604	Best Buy Co., Inc.	18,401
35	Murphy USA, Inc. (a)	2,108

		26,797

	Textiles, Apparel & Luxury Goods — 1.8%
82	Coach, Inc.	2,687
62	Michael Kors Holdings Ltd., (United Kingdom) (a)	2,464
108	PVH Corp.	7,932

		13,083

	Total Consumer Discretionary	143,673

	Consumer Staples — 1.1%
	Beverages — 0.5%
39	Molson Coors Brewing Co., Class B	3,673

	Food Products — 0.6%
44	Keurig Green Mountain, Inc.	3,995

	Total Consumer Staples	7,668

SHARES	SECURITY DESCRIPTION	VALUE($)

	Energy — 7.4%
	Energy Equipment & Services — 0.2%
157	Noble Corp. plc, (United Kingdom)	1,653

	Oil, Gas & Consumable Fuels — 7.2%
63	Chevron Corp.	5,658
66	EOG Resources, Inc.	4,665
51	EQT Corp.	2,664
256	Exxon Mobil Corp.	19,946
179	Occidental Petroleum Corp.	12,089
58	PBF Energy, Inc., Class A	2,142
22	Pioneer Natural Resources Co.	2,721
83	Suncor Energy, Inc., (Canada)	2,149

		52,034

	Total Energy	53,687

	Financials — 26.1%
	Banks — 14.0%
764	Bank of America Corp.	12,863
323	BB&T Corp.	12,209
437	Citigroup, Inc.	22,632
920	KeyCorp	12,136
34	M&T Bank Corp.	4,120
8	SVB Financial Group (a)	963
161	U.S. Bancorp	6,883
536	Wells Fargo & Co.	29,135

		100,941

	Capital Markets — 2.9%
214	Charles Schwab Corp. (The)	7,047
40	Goldman Sachs Group, Inc. (The)	7,191
142	Morgan Stanley	4,523
61	TD Ameritrade Holding Corp.	2,121

		20,882

	Consumer Finance — 0.2%
99	Ally Financial, Inc. (a)	1,840

	Insurance — 7.6%
194	ACE Ltd., (Switzerland)	22,663
61	Allstate Corp. (The)	3,756
95	Arthur J. Gallagher & Co.	3,885
379	MetLife, Inc.	18,278
14	RenaissanceRe Holdings Ltd., (Bermuda)	1,630
115	XL Group plc, (Ireland)	4,506

		54,718

	Real Estate Investment Trusts (REITs) — 1.1%
220	Host Hotels & Resorts, Inc.	3,372
79	LaSalle Hotel Properties	1,987

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2015	J.P. MORGAN LARGE CAP FUNDS	41

JPMorgan Large Cap Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2015 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	Real Estate Investment Trusts (REITs) — continued
87	Liberty Property Trust	2,711

		8,070

	Real Estate Management & Development — 0.1%
55	St. Joe Co. (The) (a)	1,009

	Thrifts & Mortgage Finance — 0.2%
76	BofI Holding, Inc. (a)	1,606

	Total Financials	189,066

	Health Care — 13.8%
	Biotechnology — 0.3%
62	Baxalta, Inc.	2,424

	Health Care Equipment & Supplies — 1.0%
163	Abbott Laboratories	7,298

	Health Care Providers & Services — 5.2%
161	Aetna, Inc.	17,450
16	Anthem, Inc.	2,259
47	Cigna Corp.	6,848
61	Humana, Inc.	10,877

		37,434

	Life Sciences Tools & Services — 1.4%
71	Thermo Fisher Scientific, Inc.	10,010

	Pharmaceuticals — 5.9%
20	Allergan plc (a)	6,281
45	Johnson & Johnson	4,632
118	Merck & Co., Inc.	6,213
45	Mylan N.V. (a)	2,428
31	Perrigo Co. plc, (Ireland)	4,486
568	Pfizer, Inc.	18,325

		42,365

	Total Health Care	99,531

	Industrials — 9.1%
	Aerospace & Defense — 2.3%
122	Embraer S.A., (Brazil), ADR	3,607
24	General Dynamics Corp.	3,255
41	L-3 Communications Holdings, Inc.	4,948
38	Raytheon Co.	4,682

		16,492

	Airlines — 3.8%
79	Delta Air Lines, Inc.	3,994
178	Southwest Airlines Co.	7,678
217	Spirit Airlines, Inc. (a)	8,655
120	United Continental Holdings, Inc. (a)	6,882

		27,209

SHARES	SECURITY DESCRIPTION	VALUE($)

	Electrical Equipment — 0.2%
34	Eaton Corp. plc	1,754

	Machinery — 2.8%
112	Allison Transmission Holdings, Inc.	2,910
52	Ingersoll-Rand plc	2,875
313	PACCAR, Inc.	14,822

		20,607

	Total Industrials	66,062

	Information Technology — 9.0%
	Communications Equipment — 0.9%
21	Harris Corp.	1,790
103	QUALCOMM, Inc.	5,138

		6,928

	Electronic Equipment, Instruments & Components — 0.8%
90	TE Connectivity Ltd., (Switzerland)	5,841

	Internet Software & Services — 0.9%
187	Yahoo!, Inc. (a)	6,206

	Semiconductors & Semiconductor Equipment — 4.2%
55	Avago Technologies Ltd., (Singapore)	7,911
148	Broadcom Corp., Class A	8,552
98	Lam Research Corp.	7,799
179	Marvell Technology Group Ltd., (Bermuda)	1,574
25	NXP Semiconductors N.V., (Netherlands) (a)	2,106
43	Qorvo, Inc. (a)	2,189

		30,131

	Software — 1.1%
142	Microsoft Corp.	7,878

	Technology Hardware, Storage & Peripherals — 1.1%
23	Apple, Inc.	2,368
159	EMC Corp.	4,081
126	HP, Inc.	1,492

		7,941

	Total Information Technology	64,925

	Materials — 3.3%
	Chemicals — 1.7%
59	Albemarle Corp.	3,282
104	Axiall Corp.	1,596
73	Dow Chemical Co. (The)	3,764
52	Eastman Chemical Co.	3,524

		12,166

	Containers & Packaging — 0.5%
76	WestRock Co.	3,476

	Metals & Mining — 1.1%
662	Norsk Hydro ASA, (Norway), ADR	2,493

42	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2015

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Metals & Mining — continued
25	Reliance Steel & Aluminum Co.	1,419
126	Rio Tinto plc, (United Kingdom), ADR	3,681
81	United States Steel Corp.	647

		8,240

	Total Materials	23,882

	Telecommunication Services — 2.3%
	Diversified Telecommunication Services — 1.9%
405	AT&T, Inc.	13,939

	Wireless Telecommunication Services — 0.4%
72	T-Mobile US, Inc. (a)	2,826

	Total Telecommunication Services	16,765

	Utilities — 5.7%
	Electric Utilities — 4.7%
62	American Electric Power Co., Inc.	3,630
51	Duke Energy Corp.	3,627
181	Edison International	10,735
63	NextEra Energy, Inc.	6,587
261	Xcel Energy, Inc.	9,383

		33,962

	Gas Utilities — 0.6%
72	AGL Resources, Inc.	4,594

	Multi-Utilities — 0.4%
54	WEC Energy Group, Inc.	2,781

	Total Utilities	41,337

	Total Common Stocks (Cost $641,990)	706,596

NUMBER OF WARRANTS
Warrant — 0.0%
	Financials — 0.0%
	Consumer Finance — 0.0%
36	Imperial Holdings, Inc., expiring 10/01/19 (Strike Price $10.75) (a) (Cost $—)	—

SHARES	SECURITY DESCRIPTION	VALUE($)
Short-Term Investment — 3.9%
	Investment Company — 3.9%
27,932	JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares, 0.210% (b) (l) (Cost $27,932)	27,932

	Total Investments — 101.6% (Cost $669,922)	734,528
	Liabilities in Excess of Other Assets — (1.6)%	(11,721)

	NET ASSETS — 100.0%	$722,807

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2015	J.P. MORGAN LARGE CAP FUNDS	43

JPMorgan U.S. Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2015 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 98.5%
	Consumer Discretionary — 15.4%
	Auto Components — 0.3%
367	Delphi Automotive plc, (United Kingdom)	31,466

	Automobiles — 1.5%
3,109	Ford Motor Co.	43,805
4,522	General Motors Co.	153,810

		197,615

	Hotels, Restaurants & Leisure — 0.9%
282	Carnival Corp.	15,380
27	Chipotle Mexican Grill, Inc. (a)	12,951
554	Royal Caribbean Cruises Ltd.	56,029
504	Yum! Brands, Inc.	36,796

		121,156

	Household Durables — 1.7%
1,641	D.R. Horton, Inc.	52,572
778	Harman International Industries, Inc.	73,320
92	Mohawk Industries, Inc. (a)	17,463
1,163	PulteGroup, Inc.	20,727
1,432	Toll Brothers, Inc. (a)	47,700
59	Whirlpool Corp.	8,703

		220,485

	Internet & Catalog Retail — 1.8%
357	Amazon.com, Inc. (a)	241,162

	Media — 5.0%
1,320	CBS Corp. (Non-Voting), Class B	62,194
401	Charter Communications, Inc., Class A (a)	73,442
1,243	Comcast Corp., Class A	70,166
1,298	DISH Network Corp., Class A (a)	74,213
103	Time Warner Cable, Inc.	19,054
2,641	Time Warner, Inc.	170,811
295	Time, Inc.	4,629
4,528	Twenty-First Century Fox, Inc., Class A	122,974
821	Twenty-First Century Fox, Inc., Class B	22,342
430	Walt Disney Co. (The)	45,144

		664,969

	Specialty Retail — 3.7%
952	Best Buy Co., Inc.	28,979
360	Home Depot, Inc. (The)	47,674
3,849	Lowe’s Cos., Inc.	292,690
417	Tiffany & Co.	31,819
1,272	TJX Cos., Inc. (The)	90,189

		491,351

SHARES	SECURITY DESCRIPTION	VALUE($)

	Textiles, Apparel & Luxury Goods — 0.5%
79	lululemon athletica, Inc., (Canada) (a)	4,158
228	Ralph Lauren Corp.	25,466
534	V.F. Corp.	33,267

		62,891

	Total Consumer Discretionary	2,031,095

	Consumer Staples — 6.1%
	Beverages — 2.7%
1,842	Coca-Cola Co. (The)	79,141
169	Constellation Brands, Inc., Class A	24,007
1,193	Molson Coors Brewing Co., Class B	112,017
1,388	PepsiCo, Inc.	138,699

		353,864

	Food & Staples Retailing — 0.9%
579	Costco Wholesale Corp.	93,439
607	Kroger Co. (The)	25,384

		118,823

	Food Products — 0.9%
174	Hershey Co. (The)	15,523
2,375	Mondelez International, Inc., Class A	106,516

		122,039

	Household Products — 1.1%
175	Colgate-Palmolive Co.	11,660
453	Kimberly-Clark Corp.	57,705
954	Procter & Gamble Co. (The)	75,740

		145,105

	Tobacco — 0.5%
770	Philip Morris International, Inc.	67,649

	Total Consumer Staples	807,480

	Energy — 6.3%
	Energy Equipment & Services — 0.2%
259	Baker Hughes, Inc.	11,975
300	Schlumberger Ltd.	20,916

		32,891

	Oil, Gas & Consumable Fuels — 6.1%
103	Anadarko Petroleum Corp.	5,018
2,346	Cabot Oil & Gas Corp.	41,501
1,469	Chevron Corp.	132,149
3,110	Columbia Pipeline Group, Inc.	62,201
220	Concho Resources, Inc. (a)	20,431
323	Diamondback Energy, Inc.(a)	21,590
125	Energen Corp.	5,111
1,139	EOG Resources, Inc.	80,658

SEE NOTES TO FINANCIAL STATEMENTS.

44	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2015

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	Oil, Gas & Consumable Fuels — continued
1,231	EQT Corp.	64,171
315	Exxon Mobil Corp.	24,567
237	Hess Corp.	11,486
212	Marathon Petroleum Corp.	10,973
3,068	Occidental Petroleum Corp.	207,458
611	Pioneer Natural Resources Co.	76,620
530	Valero Energy Corp.	37,506

		801,440

	Total Energy	834,331

	Financials — 17.0%
	Banks — 6.7%
11,840	Bank of America Corp.	199,269
464	BB&T Corp.	17,543
3,432	Citigroup, Inc.	177,596
301	East West Bancorp, Inc.	12,517
1,976	KeyCorp	26,057
383	SunTrust Banks, Inc.	16,410
420	SVB Financial Group (a)	49,947
7,111	Wells Fargo & Co.	386,581

		885,920

	Capital Markets — 4.1%
341	Ameriprise Financial, Inc.	36,312
286	BlackRock, Inc.	97,364
3,307	Charles Schwab Corp. (The)	108,886
411	Goldman Sachs Group, Inc. (The)	74,055
977	Invesco Ltd.	32,697
6,176	Morgan Stanley	196,454
141	TD Ameritrade Holding Corp.	4,884

		550,652

	Consumer Finance — 0.6%
1,326	Discover Financial Services	71,088
119	Synchrony Financial (a)	3,628

		74,716

	Diversified Financial Services — 0.6%
296	Intercontinental Exchange, Inc.	75,959

	Insurance — 4.0%
2,166	ACE Ltd., (Switzerland)	253,046
518	American International Group, Inc.	32,097
1,282	Arthur J. Gallagher & Co.	52,489
1,191	Marsh & McLennan Cos., Inc.	66,031
2,447	MetLife, Inc.	117,969
144	XL Group plc, (Ireland)	5,647

		527,279

SHARES	SECURITY DESCRIPTION	VALUE($)

	Real Estate Investment Trusts (REITs) — 1.0%
29	Alexandria Real Estate Equities, Inc.	2,605
156	AvalonBay Communities, Inc.	28,729
64	Boston Properties, Inc.	8,161
191	General Growth Properties, Inc.	5,200
38	Kilroy Realty Corp.	2,394
127	Kimco Realty Corp.	3,371
1,413	Prologis, Inc.	60,633
53	Simon Property Group, Inc.	10,339
45	SL Green Realty Corp.	5,130
75	Vornado Realty Trust	7,486

		134,048

	Total Financials	2,248,574

	Health Care — 15.8%
	Biotechnology — 4.8%
478	Alexion Pharmaceuticals, Inc. (a)	91,118
357	Biogen, Inc. (a)	109,292
331	BioMarin Pharmaceutical, Inc. (a)	34,628
1,486	Celgene Corp. (a)	177,905
927	Gilead Sciences, Inc.	93,819
141	Incyte Corp. (a)	15,270
858	Vertex Pharmaceuticals, Inc. (a)	107,919

		629,951

	Health Care Equipment & Supplies — 0.5%
804	Abbott Laboratories	36,119
1,787	Boston Scientific Corp. (a)	32,949

		69,068

	Health Care Providers & Services — 3.9%
1,083	Aetna, Inc.	117,131
527	Humana, Inc.	94,013
491	McKesson Corp.	96,884
1,812	UnitedHealth Group, Inc.	213,126

		521,154

	Life Sciences Tools & Services — 0.6%
413	Illumina, Inc. (a)	79,329

	Pharmaceuticals — 6.0%
675	Allergan plc (a)	210,988
2,374	Bristol-Myers Squibb Co.	163,328
2,056	Eli Lilly & Co.	173,196
6,104	Pfizer, Inc.	197,036
413	Valeant Pharmaceuticals International, Inc. (a)	42,032

		786,580

	Total Health Care	2,086,082

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2015	J.P. MORGAN LARGE CAP FUNDS	45

JPMorgan U.S. Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2015 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	Industrials — 9.7%
	Aerospace & Defense — 3.6%
20	General Dynamics Corp.	2,737
2,091	Honeywell International, Inc.	216,607
355	L-3 Communications Holdings, Inc.	42,396
301	Northrop Grumman Corp.	56,767
302	Raytheon Co.	37,577
1,257	United Technologies Corp.	120,793

		476,877

	Airlines — 1.2%
592	Delta Air Lines, Inc.	30,029
40	Spirit Airlines, Inc. (a)	1,608
2,303	United Continental Holdings, Inc. (a)	131,963

		163,600

	Building Products — 0.8%
317	Allegion plc, (Ireland)	20,928
364	Fortune Brands Home & Security, Inc.	20,176
65	Lennox International, Inc.	8,163
1,967	Masco Corp.	55,663

		104,930

	Commercial Services & Supplies — 0.0% (g)
73	Tyco International plc	2,331

	Construction & Engineering — 0.3%
833	Fluor Corp.	39,355

	Electrical Equipment — 0.3%
489	Eaton Corp. plc	25,471
262	Sensata Technologies Holding N.V. (a)	12,060

		37,531

	Industrial Conglomerates — 0.8%
3,533	General Electric Co.	110,055

	Machinery — 1.4%
388	Ingersoll-Rand plc	21,428
1,684	PACCAR, Inc.	79,811
56	SPX FLOW, Inc. (a)	1,552
716	Stanley Black & Decker, Inc.	76,382
97	WABCO Holdings, Inc. (a)	9,874

		189,047

	Road & Rail — 1.2%
129	Canadian Pacific Railway Ltd., (Canada)	16,450
1,250	CSX Corp.	32,442
41	Kansas City Southern	3,070
144	Norfolk Southern Corp.	12,144
1,183	Union Pacific Corp.	92,539

		156,645

SHARES	SECURITY DESCRIPTION	VALUE($)

	Trading Companies & Distributors — 0.1%
142	AerCap Holdings N.V., (Netherlands) (a)	6,120

	Total Industrials	1,286,491

	Information Technology — 23.0%
	Electronic Equipment, Instruments & Components — 0.6%
1,249	TE Connectivity Ltd., (Switzerland)	80,668

	Internet Software & Services — 4.9%
184	Alphabet, Inc., Class A (a)	143,187
378	Alphabet, Inc., Class C (a)	287,023
2,066	Facebook, Inc., Class A (a)	216,192

		646,402

	IT Services — 4.1%
1,720	Accenture plc, (Ireland), Class A	179,737
1,165	Cognizant Technology Solutions Corp., Class A (a)	69,920
1,108	Fidelity National Information Services, Inc.	67,148
400	MasterCard, Inc., Class A	38,938
2,390	Visa, Inc., Class A	185,345
22	WEX, Inc. (a)	1,966

		543,054

	Semiconductors & Semiconductor Equipment — 5.3%
1,785	Avago Technologies Ltd., (Singapore)	259,081
928	Broadcom Corp., Class A	53,633
80	KLA-Tencor Corp.	5,573
2,583	Lam Research Corp.	205,153
807	Marvell Technology Group Ltd., (Bermuda)	7,121
1,034	NXP Semiconductors N.V., (Netherlands) (a)	87,099
28	Qorvo, Inc. (a)	1,428
1,577	Texas Instruments, Inc.	86,416

		705,504

	Software — 4.3%
1,080	Adobe Systems, Inc. (a)	101,496
7,842	Microsoft Corp.	435,064
664	Oracle Corp.	24,273

		560,833

	Technology Hardware, Storage & Peripherals — 3.8%
4,140	Apple, Inc.	435,820
1,578	Hewlett Packard Enterprise Co.	23,990
3,124	HP, Inc.	36,985

		496,795

	Total Information Technology	3,033,256

	Materials — 2.3%
	Chemicals — 1.1%
75	Albemarle Corp.	4,213
674	Axiall Corp.	10,374

SEE NOTES TO FINANCIAL STATEMENTS.

46	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2015

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	Chemicals — continued
246	CF Industries Holdings, Inc.	10,037
500	Dow Chemical Co. (The)	25,763
841	E.I. du Pont de Nemours & Co.	56,019
1,159	Mosaic Co. (The)	31,979
26	Sherwin-Williams Co. (The)	6,685

		145,070

	Construction Materials — 0.5%
253	Martin Marietta Materials, Inc.	34,582
296	Vulcan Materials Co.	28,108

		62,690

	Containers & Packaging — 0.4%
1,043	Crown Holdings, Inc. (a)	52,893
56	Silgan Holdings, Inc.	2,988
33	WestRock Co.	1,521

		57,402

	Metals & Mining — 0.3%
346	Nucor Corp.	13,926
3,550	United States Steel Corp.	28,333

		42,259

	Total Materials	307,421

	Telecommunication Services — 0.9%
	Diversified Telecommunication Services — 0.7%
2,682	AT&T, Inc.	92,292

	Wireless Telecommunication Services — 0.2%
792	T-Mobile US, Inc. (a)	30,991

	Total Telecommunication Services	123,283

	Utilities — 2.0%
	Electric Utilities — 1.7%
429	American Electric Power Co., Inc.	24,998
1,172	Edison International	69,415
456	NextEra Energy, Inc.	47,362
1,885	PPL Corp.	64,340
515	Xcel Energy, Inc.	18,501

		224,616

	Multi-Utilities — 0.3%
1,010	CMS Energy Corp.	36,457
112	NiSource, Inc.	2,193

		38,650

SHARES	SECURITY DESCRIPTION	VALUE($)

	Water Utilities — 0.0% (g)
57	American Water Works Co., Inc.	3,384

	Total Utilities	266,650

	Total Common Stocks (Cost $10,108,027)	13,024,663

NUMBER OF WARRANTS
Warrant — 0.0%
	Financials — 0.0%
	Consumer Finance — 0.0%
24	Imperial Holdings, Inc., expiring 10/01/19 (Strike Price $10.75) (a) (Cost $—)	—

SHARES
Short-Term Investment — 1.4%
	Investment Company — 1.4%
188,412	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.170% (b) (l) (Cost $188,412)	188,412

	Total Investments — 99.9% (Cost $10,296,439)	13,213,075
	Other Assets in Excess of Liabilities — 0.1% (c)	11,852

	NET ASSETS — 100.0%	$13,224,927

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2015	J.P. MORGAN LARGE CAP FUNDS	47

JPMorgan U.S. Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2015 (Unaudited) (continued)

(Amounts in thousands, except number of Futures contracts)

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL VALUE AT DECEMBER 31, 2015	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
971	E-mini S&P 500	03/18/16	USD	$98,819	$1,137

SEE NOTES TO FINANCIAL STATEMENTS.

48	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2015

J.P. Morgan Large Cap Funds

NOTES TO SCHEDULES OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2015 (Unaudited)

ADR	— American Depositary Receipt
USD	— United States Dollar

(a)	— Non-income producing security.
(b)	— Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(c)	— Included in this amount is cash segregated as collateral for futures contracts.
(g)	— Amount rounds to less than 0.1%.

(h)	— Amount rounds to less than one thousand (shares or dollars).
(k)	— All or a portion of this security is deposited with the broker as collateral for futures or with brokers as initial margin for futures contracts.
(l)	— The rate shown is the current yield as of December 31, 2015.
(n)	— The rate shown is the effective yield at the date of purchase.
(o)	— All or a portion of the security is segregated for options written.

The following approximates the aggregate amount of securities segregated for options written (amounts in thousands):

Fund	Value
Hedged Equity Fund	$108,413

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2015	J.P. MORGAN LARGE CAP FUNDS	49

STATEMENTS OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 2015 (Unaudited)

(Amounts in thousands, except per share amounts)

	Disciplined Equity Fund	Dynamic Growth Fund		Equity Focus Fund
ASSETS:
Investments in non-affiliates, at value	$8,092,522	$350,122		$82,083
Investments in affiliates, at value	104,343	20,149		2,762

Total investment securities, at value	8,196,865	370,271		84,845
Receivables:
Investment securities sold	17,370	2,981		74
Fund shares sold	4,107	751		6
Dividends from non-affiliates	10,056	122		34
Dividends from affiliates	20	3		—	(a)

Total Assets	8,228,418	374,128		84,959

LIABILITIES:
Payables:
Investment securities purchased	36,098	—		1,215
Fund shares redeemed	25,289	187		30
Variation margin on futures contracts	1,064	—		—
Accrued liabilities:
Investment advisory fees	1,708	558		40
Administration fees	569	18		1
Distribution fees	125	19		1
Shareholder servicing fees	134	38		18
Custodian and accounting fees	43	10		3
Trustees’ and Chief Compliance Officer’s fees	7	—	(a)	—	(a)
Other	214	51		15

Total Liabilities	65,251	881		1,323

Net Assets	$8,163,167	$373,247		$83,636

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

50	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2015

	Disciplined Equity Fund	Dynamic Growth Fund	Equity Focus Fund
NET ASSETS:
Paid-in-Capital	$8,045,698	$293,940	$75,114
Accumulated undistributed (distributions in excess of) net investment income	339	(1,278)	(16)
Accumulated net realized gains (losses)	(362,752)	(5,956)	(291)
Net unrealized appreciation (depreciation)	479,882	86,541	8,829

Total Net Assets	$8,163,167	$373,247	$83,636

Net Assets:
Class A	$573,559	$56,427	$1,796
Class C	—	12,565	962
Class R5	—	242,738	—
Class R6	6,503,860	—	—
Institutional Class	796,569	—	—
Select Class	289,179	61,517	80,878

Total	$8,163,167	$373,247	$83,636

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	26,400	2,176	73
Class C	—	505	40
Class R5	—	9,023	—
Class R6	297,233	—	—
Institutional Class	36,412	—	—
Select Class	13,201	2,324	3,270

Net Asset Value (a):
Class A — Redemption price per share	$21.73	$25.93	$24.56
Class C — Offering price per share (b)	—	24.89	24.06
Class R5 — Offering and redemption price per share	—	26.90	—
Class R6 — Offering and redemption price per share	21.88	—	—
Institutional Class — Offering and redemption price per share	21.88	—	—
Select Class — Offering and redemption price per share	21.91	26.47	24.73
Class A maximum sales charge	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$22.93	$27.37	$25.92

Cost of investments in non-affiliates	$7,614,022	$263,581	$73,254
Cost of investments in affiliates	104,343	20,149	2,762

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2015	J.P. MORGAN LARGE CAP FUNDS	51

STATEMENTS OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 2015 (Unaudited) (continued)

(Amounts in thousands, except per share amounts)

	Equity Income Fund		Growth and Income Fund		Hedged Equity Fund
ASSETS:
Investments in non-affiliates, at value	$10,275,373		$499,578		$255,614
Investments in affiliates, at value	258,280		38,313		1,057

Total investment securities, at value	10,533,653		537,891		256,671
Cash	—		—		4
Receivables:
Investment securities sold	—		—		13,260
Fund shares sold	95,149		281		1,948
Dividends from non-affiliates	28,577		879		353
Dividends from affiliates	30		2		—	(a)

Total Assets	10,657,409		539,053		272,236

LIABILITIES:
Payables:
Due to custodian	—	(a)	—	(a)	—
Investment securities purchased	—		33,330		12,569
Fund shares redeemed	222,842		1,457		198
Variation margin on futures contracts	—		—		15
Outstanding options written, at fair value	—		—		3,623
Accrued liabilities:
Investment advisory fees	3,561		163		38
Administration fees	737		34		8
Distribution fees	1,431		120		22
Shareholder servicing fees	1,516		79		45
Custodian and accounting fees	90		8		14
Trustees’ and Chief Compliance Officer’s fees	27		—	(a)	—
Other	1,126		107		72

Total Liabilities	231,330		35,298		16,604

Net Assets	$10,426,079		$503,755		$255,632

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

52	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2015

	Equity Income Fund	Growth and Income Fund		Hedged Equity Fund
NET ASSETS:
Paid-in-Capital	$8,982,520	$372,184		$256,130
Accumulated undistributed (distributions in excess of) net investment income	990	(169)		1
Accumulated net realized gains (losses)	(32,979)	7,978		(11,594)
Net unrealized appreciation (depreciation)	1,475,548	123,762		11,095

Total Net Assets	$10,426,079	$503,755		$255,632

Net Assets:
Class A	$3,082,651	$441,903		$81,098
Class C	1,173,291	25,223		7,767
Class R2	64,164	19		—
Class R5	499,230	19		21
Class R6	1,334,578	19		20
Select Class	4,272,165	36,572		166,726

Total	$10,426,079	$503,755		$255,632

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	230,478	10,553		5,068
Class C	89,003	659		487
Class R2	4,809	1		—
Class R5	36,766	—	(a)	1
Class R6	98,345	—	(a)	1
Select Class	314,726	834		10,399

Net Asset Value (b):
Class A — Redemption price per share	$13.38	$41.88		$16.00
Class C — Offering price per share (c)	13.18	38.30		15.95
Class R2 — Offering and redemption price per share	13.34	42.04		—
Class R5 — Offering and redemption price per share	13.58	44.07		16.05
Class R6 — Offering and redemption price per share	13.57	44.07		16.05
Select Class — Offering and redemption price per share	13.57	43.83		16.03
Class A maximum sales charge	5.25%	5.25%		5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$14.12	$44.20		$16.89

Cost of investments in non-affiliates	$8,799,825	$375,816		$244,529
Cost of investments in affiliates	258,280	38,313		1,057
Premiums received from options written	—	—		3,615

(a)	Amount rounds to less than 1,000 shares.
(b)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(c)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2015	J.P. MORGAN LARGE CAP FUNDS	53

STATEMENTS OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 2015 (Unaudited) (continued)

(Amounts in thousands, except per share amounts)

	Large Cap Growth Fund		Large Cap Value Fund	U.S. Equity Fund
ASSETS:
Investments in non-affiliates, at value	$15,455,035		$706,596	$13,024,663
Investments in affiliates, at value	393,464		27,932	188,412

Total investment securities, at value	15,848,499		734,528	13,213,075
Cash	—	(a)	18	10
Deposits at broker for futures contracts	—		—	3,497
Receivables:
Investment securities sold	—		—	15,500
Fund shares sold	44,944		309	42,278
Dividends from non-affiliates	2,892		1,352	15,569
Dividends from affiliates	61		4	17
Variation margin on futures contracts	—		—	452

Total Assets	15,896,396		736,211	13,290,398

LIABILITIES:
Payables:
Investment securities purchased	—		12,706	36,431
Fund shares redeemed	412,214		268	21,462
Accrued liabilities:
Investment advisory fees	6,647		243	4,468
Administration fees	1,105		50	922
Distribution fees	1,506		30	564
Shareholder servicing fees	1,146		5	431
Custodian and accounting fees	207		20	159
Trustees’ and Chief Compliance Officer’s fees	37		1	1
Other	2,970		81	1,033

Total Liabilities	425,832		13,404	65,471

Net Assets	$15,470,564		$722,807	$13,224,927

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

54	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2015

	Large Cap Growth Fund	Large Cap Value Fund	U.S. Equity Fund
NET ASSETS:
Paid-in-Capital	$9,733,248	$668,880	$10,585,444
Accumulated undistributed (distributions in excess of) net investment income	(12,849)	67	395
Accumulated net realized gains (losses)	59,334	(10,746)	(278,685)
Net unrealized appreciation (depreciation)	5,690,831	64,606	2,917,773

Total Net Assets	$15,470,564	$722,807	$13,224,927

Net Assets:
Class A	$4,722,730	$91,684	$1,426,621
Class C	644,083	15,130	281,934
Class R2	219,992	2,933	194,007
Class R5	1,406,513	2,190	929,652
Class R6	3,614,233	592,318	4,545,278
Institutional Class	—	—	4,754,046
Select Class	4,863,013	18,552	1,093,389

Total	$15,470,564	$722,807	$13,224,927

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	133,130	7,217	103,646
Class C	21,192	1,231	21,012
Class R2	6,313	232	14,193
Class R5	39,094	174	67,323
Class R6	100,153	47,203	328,730
Institutional Class	—	—	344,438
Select Class	136,592	1,479	79,270

Net Asset Value (a):
Class A — Redemption price per share	$35.47	$12.70	$13.76
Class C — Offering price per share (b)	30.39	12.29	13.42
Class R2 — Offering and redemption price per share	34.85	12.63	13.67
Class R5 — Offering and redemption price per share	35.98	12.62	13.81
Class R6 — Offering and redemption price per share	36.09	12.55	13.83
Institutional Class — Offering and redemption price per share	—	—	13.80
Select Class — Offering and redemption price per share	35.60	12.54	13.79
Class A maximum sales charge	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$37.44	$13.40	$14.52

Cost of investments in non-affiliates	$9,764,204	$641,990	$10,108,027
Cost of investments in affiliates	393,464	27,932	188,412

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2015	J.P. MORGAN LARGE CAP FUNDS	55

STATEMENTS OF OPERATIONS

FOR THE SIX MONTHS ENDED DECEMBER 31, 2015 (Unaudited)

(Amounts in thousands)

	Disciplined Equity Fund	Dynamic Growth Fund	Equity Focus Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$13	$—	$—
Dividend income from non-affiliates	77,939	1,037	474
Dividend income from affiliates	67	8	1

Total investment income	78,019	1,045	475

EXPENSES:
Investment advisory fees	10,269	1,086	281
Administration fees	3,362	148	35
Distribution fees:
Class A	683	60	2
Class C	—	38	3
Shareholder servicing fees:
Class A	683	60	2
Class C	—	12	1
Class R5	—	20	—
Institutional Class	405	—	—
Select Class	362	281	105
Custodian and accounting fees	90	14	7
Professional fees	74	16	22
Trustees’ and Chief Compliance Officer’s fees	31	1	—	(a)
Printing and mailing costs	117	10	2
Registration and filing fees	103	40	27
Transfer agent fees (See Note 2.E)	46	10	2
Sub-transfer agent fees (See Note 2.E)	564	56	1
Other	23	5	4

Total expenses	16,812	1,857	494

Less fees waived	(676)	(137)	(60)

Net expenses	16,136	1,720	434

Net investment income (loss)	61,883	(675)	41

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	(289,424)	(1,318)	175
Futures	(15,568)	—	—

Net realized gain (loss)	(304,992)	(1,318)	175

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	(138,633)	15,551	1,414
Futures	1,826	—	—

Change in net unrealized appreciation/depreciation	(136,807)	15,551	1,414

Net realized/unrealized gains (losses)	(441,799)	14,233	1,589

Change in net assets resulting from operations	$(379,916)	$13,558	$1,630

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

56	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2015

	Equity Income Fund	Growth and Income Fund	Hedged Equity Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$—	$—	$1
Dividend income from non-affiliates	149,354	5,760	2,359
Dividend income from affiliates	159	4	2

Total investment income	149,513	5,764	2,362

EXPENSES:
Investment advisory fees	20,827	974	297
Administration fees	4,262	199	97
Distribution fees:
Class A	3,811	537	100
Class C	4,359	93	24
Class R2	150	14	—
Shareholder servicing fees:
Class A	3,811	537	100
Class C	1,453	31	8
Class R2 (a)	75	7	—
Class R5 (a)	136	1	— (b)
Select Class	5,724	41	189
Custodian and accounting fees	130	14	26
Professional fees	74	23	40
Trustees’ and Chief Compliance Officer’s fees	58	2	— (b)
Printing and mailing costs	277	22	6
Registration and filing fees	338	12	43
Transfer agent fees (See Note 2.E)	157	115	6
Sub-transfer agent fees (See Note 2.E)	3,173	113	78
Other	51	4	3

Total expenses	48,866	2,739	1,017

Less fees waived	(1,734)	(69)	(185)
Less expense reimbursements	(2)	—	— (b)

Net expenses	47,130	2,670	832

Net investment income (loss)	102,383	3,094	1,530

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	64	16,651	(11,854)
Futures	—	—	145
Options written	—	—	2,637

Net realized gain (loss)	64	16,651	(9,072)

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	(217,708)	(28,017)	3,507
Futures	—	—	38
Options written	—	—	(51)

Change in net unrealized appreciation/depreciation	(217,708)	(28,017)	3,494

Net realized/unrealized gains (losses)	(217,644)	(11,366)	(5,578)

Change in net assets resulting from operations	$(115,261)	$(8,272)	$(4,048)

(a)	Commencement of offering of class of shares effective November 2, 2015 for Growth and Income Fund.
(b)	Amount rounds to less than $1,000

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2015	J.P. MORGAN LARGE CAP FUNDS	57

STATEMENTS OF OPERATIONS

FOR THE SIX MONTHS ENDED DECEMBER 31, 2015 (Unaudited) (continued)

(Amounts in thousands)

	Large Cap Growth Fund	Large Cap Value Fund	U.S. Equity Fund
INVESTMENT INCOME:
Dividend income from non-affiliates	$57,443	$8,247	$113,384
Dividend income from affiliates	277	11	67

Total investment income	57,720	8,258	113,451

EXPENSES:
Investment advisory fees	39,609	1,482	25,878
Administration fees	6,483	303	5,295
Distribution fees:
Class A	5,852	117	1,774
Class C	2,342	55	997
Class R2	598	4	473
Shareholder servicing fees:
Class A	5,852	117	1,774
Class C	781	18	332
Class R2	299	2	236
Class R5	346	1	170
Institutional Class	—	—	2,411
Select Class	6,775	544	2,511
Custodian and accounting fees	208	24	206
Professional fees	76	22	75
Trustees’ and Chief Compliance Officer’s fees	88	— (a)	50
Printing and mailing costs	573	15	368
Registration and filing fees	238	41	194
Transfer agent fees (See Note 2.E)	319	41	168
Sub-transfer agent fees (See Note 2.E)	6,129	31	3,117
Other	100	8	49

Total expenses	76,668	2,825	46,078

Less fees waived	(6,465)	(115)	(3,434)
Less expense reimbursements	—	(1)	(9)

Net expenses	70,203	2,709	42,635

Net investment income (loss)	(12,483)	5,549	70,816

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	135,279	18,308	134,095
Futures	—	—	(3,684)

Net realized gain (loss)	135,279	18,308	130,411

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	13,768	(46,047)	(356,740)
Futures	—	—	1,840

Change in net unrealized appreciation/depreciation	13,768	(46,047)	(354,900)

Net realized/unrealized gains (losses)	149,047	(27,739)	(224,489)

Change in net assets resulting from operations	$136,564	$(22,190)	$(153,673)

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

58	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2015

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	Disciplined Equity Fund		Dynamic Growth Fund
	Six Months Ended December 31, 2015 (Unaudited)	Year Ended June 30, 2015	Six Months Ended December 31, 2015 (Unaudited)	Year Ended June 30, 2015
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$61,883	$73,373	$(675)	$(1,191)
Net realized gain (loss)	(304,992)	463,028	(1,318)	211
Change in net unrealized appreciation/depreciation	(136,807)	(65,993)	15,551	25,578

Change in net assets resulting from operations	(379,916)	470,408	13,558	24,598

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(3,136)	(2,861)	—	—
From net realized gains	(25,328)	(19,848)	(551)	(413)
Class C
From net realized gains	—	—	(123)	(111)
Class R5
From net realized gains	—	—	(2,408)	(1)
Class R6
From net investment income	(51,550)	(59,604)	—	—
From net realized gains	(271,746)	(266,822)	—	—
Institutional Class
From net investment income	(5,880)	(6,739)	—	—
From net realized gains	(34,112)	(32,068)	—	—
Select Class
From net investment income	(1,953)	(2,632)	—	—
From net realized gains	(12,537)	(15,846)	(615)	(4,260)

Total distributions to shareholders	(406,242)	(406,420)	(3,697)	(4,785)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	1,202,910	3,404,441	26,190	34,618

NET ASSETS:
Change in net assets	416,752	3,468,429	36,051	54,431
Beginning of period	7,746,415	4,277,986	337,196	282,765

End of period	$8,163,167	$7,746,415	$373,247	$337,196

Accumulated undistributed (distributions in excess of) net investment income	$339	$975	$(1,278)	$(603)

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2015	J.P. MORGAN LARGE CAP FUNDS	59

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Equity Focus Fund		Equity Income Fund
	Six Months Ended December 31, 2015 (Unaudited)	Year Ended June 30, 2015	Six Months Ended December 31, 2015 (Unaudited)	Year Ended June 30, 2015
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$41	$116	$102,383	$175,624
Net realized gain (loss)	175	2,395	64	136,057
Change in net unrealized appreciation/depreciation	1,414	2,264	(217,708)	75,086

Change in net assets resulting from operations	1,630	4,775	(115,261)	386,767

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	— (a)	(1)	(28,213)	(50,416)
From net realized gains	(47)	(5)	(23,907)	(53,724)
Class B (b)
From net investment income	—	—	—	(41)
From net realized gains	—	—	—	(67)
Class C
From net investment income	—	—	(8,738)	(14,285)
From net realized gains	(26)	(4)	(9,180)	(18,697)
Class R2
From net investment income	—	—	(504)	(708)
From net realized gains	—	—	(492)	(817)
Class R5
From net investment income	—	—	(6,206)	(9,307)
From net realized gains	—	—	(4,298)	(7,581)
Class R6
From net investment income	—	—	(12,625)	(16,393)
From net realized gains	—	—	(9,559)	(13,082)
Select Class
From net investment income	(122)	(112)	(46,620)	(84,500)
From net realized gains	(2,128)	(492)	(33,778)	(77,081)

Total distributions to shareholders	(2,323)	(614)	(184,120)	(346,699)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	825	6,723	472,280	2,687,583

NET ASSETS:
Change in net assets	132	10,884	172,899	2,727,651
Beginning of period	83,504	72,620	10,253,180	7,525,529

End of period	$83,636	$83,504	$10,426,079	$10,253,180

Accumulated undistributed (distributions in excess of) net investment income	$(16)	$65	$990	$1,513

(a)	Amount rounds to less than $1,000.
(b)	All remaining Class B Shares converted to Class A Shares on June 19, 2015 for Equity Income Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

60	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2015

	Growth and Income Fund		Hedged Equity Fund
	Six Months Ended December 31, 2015 (Unaudited)	Year Ended June 30, 2015	Six Months Ended December 31, 2015 (Unaudited)	Year Ended June 30, 2015
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$3,094	$6,236	$1,530	$1,504
Net realized gain (loss)	16,651	32,555	(9,072)	(2,468)
Change in net unrealized appreciation/depreciation	(28,017)	(14,988)	3,494	7,302

Change in net assets resulting from operations	(8,272)	23,803	(4,048)	6,338

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(2,834)	(5,313)	(443)	(594)
From net realized gains	(23,586)	(9,151)	—	—
Class B (a)
From net investment income	—	(13)	—	—
From net realized gains	—	(53)	—	—
Class C
From net investment income	(130)	(193)	(28)	(11)
From net realized gains	(1,528)	(427)	—	—
Class R2 (b)
From net realized gains	(1)	—	—	—
Class R5 (b)
From net investment income	—	—	— (c)	(5)
From net realized gains	(1)	—	—	—
Class R6 (b)
From net investment income	—	—	— (c)	(5)
From net realized gains	(1)	—	—	—
Select Class
From net investment income	(266)	(463)	(1,104)	(772)
From net realized gains	(1,738)	(660)	—	—

Total distributions to shareholders	(30,085)	(16,273)	(1,575)	(1,387)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	46,793	23,921	58,561	192,708

NET ASSETS:
Change in net assets	8,436	31,451	52,938	197,659
Beginning of period	495,319	463,868	202,694	5,035

End of period	$503,755	$495,319	$255,632	$202,694

Accumulated undistributed (distributions in excess of) net investment income	$(169)	$(33)	$1	$46

(a)	All remaining Class B Shares converted to Class A Shares on June 19, 2015 for Growth and Income Fund.
(b)	Commencement of offering of class of shares effective November 2, 2015 for Growth and Income Fund.
(c)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2015	J.P. MORGAN LARGE CAP FUNDS	61

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Large Cap Growth Fund		Large Cap Value Fund
	Six Months Ended December 31, 2015 (Unaudited)	Year Ended June 30, 2015	Six Months Ended December 31, 2015 (Unaudited)	Year Ended June 30, 2015
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$(12,483)	$(19,868)	$5,549	$9,696
Net realized gain (loss)	135,279	827,611	18,308	102,268
Change in net unrealized appreciation/depreciation	13,768	1,414,740	(46,047)	(49,217)

Change in net assets resulting from operations	136,564	2,222,483	(22,190)	62,747

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	—	—	(579)	(1,005)
From net realized gains	(204,092)	(85,875)	(10,979)	(13,856)
Class B (a)
From net investment income	—	—	—	(6)
From net realized gains	—	(133)	—	(230)
Class C
From net investment income	—	—	(60)	(88)
From net realized gains	(31,708)	(11,256)	(1,856)	(2,003)
Class R2
From net investment income	—	—	(14)	(7)
From net realized gains	(9,889)	(3,964)	(358)	(87)
Class R5
From net investment income	—	—	(17)	(61)
From net realized gains	(55,775)	(24,104)	(267)	(646)
Class R6
From net investment income	—	—	(3,184)	(341)
From net realized gains	(163,685)	(50,817)	(71,699)	(6,003)
Select Class
From net investment income	—	—	(1,601)	(8,298)
From net realized gains	(220,849)	(97,149)	(2,301)	(102,872)

Total distributions to shareholders	(685,998)	(273,298)	(92,915)	(135,503)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	376,348	(1,251,267)	86,564	(343)

NET ASSETS:
Change in net assets	(173,086)	697,918	(28,541)	(73,099)
Beginning of period	15,643,650	14,945,732	751,348	824,447

End of period	$15,470,564	$15,643,650	$722,807	$751,348

Accumulated undistributed (distributions in excess of) net investment income	$(12,849)	$(366)	$67	$(27)

(a)	All remaining Class B Shares converted to Class A Shares on June 19, 2015.

SEE NOTES TO FINANCIAL STATEMENTS.

62	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2015

	U.S. Equity Fund
	Six Months Ended December 31, 2015 (Unaudited)	Year Ended June 30, 2015
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$70,816	$142,361
Net realized gain (loss)	130,411	943,140
Change in net unrealized appreciation/depreciation	(354,900)	(31,749)

Change in net assets resulting from operations	(153,673)	1,053,752

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(5,921)	(11,732)
From net realized gains	(69,017)	(101,441)
Class B (a)
From net investment income	—	(15)
From net realized gains	—	(335)
Class C
From net investment income	(533)	(1,049)
From net realized gains	(13,589)	(16,831)
Class R2
From net investment income	(578)	(1,082)
From net realized gains	(9,319)	(12,128)
Class R5
From net investment income	(4,478)	(6,071)
From net realized gains	(44,668)	(39,025)
Class R6
From net investment income	(24,754)	(35,475)
From net realized gains	(215,169)	(207,916)
Institutional Class
From net investment income	(27,483)	(57,166)
From net realized gains	(229,612)	(373,132)
Select Class
From net investment income	(7,940)	(27,032)
From net realized gains	(52,720)	(194,871)

Total distributions to shareholders	(705,781)	(1,085,301)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	1,472,378	1,863,908

NET ASSETS:
Change in net assets	612,924	1,832,359
Beginning of period	12,612,003	10,779,644

End of period	$13,224,927	$12,612,003

Accumulated undistributed (distributions in excess of) net investment income	$395	$1,266

(a)	All remaining Class B Shares converted to Class A Shares on June 19, 2015.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2015	J.P. MORGAN LARGE CAP FUNDS	63

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Disciplined Equity Fund		Dynamic Growth Fund
	Six Months Ended December 31, 2015 (Unaudited)	Year Ended June 30, 2015	Six Months Ended December 31, 2015 (Unaudited)	Year Ended June 30, 2015
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$244,443	$358,585	$19,194	$26,887
Distributions reinvested	28,418	22,668	538	402
Cost of shares redeemed	(130,513)	(108,252)	(3,458)	(6,767)

Change in net assets resulting from Class A capital transactions	$142,348	$273,001	$16,274	$20,522

Class C
Proceeds from shares issued	$—	$—	$4,557	$5,474
Distributions reinvested	—	—	101	84
Cost of shares redeemed	—	—	(1,162)	(1,468)

Change in net assets resulting from Class C capital transactions	$—	$—	$3,496	$4,090

Class R5
Proceeds from shares issued	$—	$—	$255,981	$—
Distributions reinvested	—	—	2,408	1
Cost of shares redeemed	—	—	(10,456)	—

Change in net assets resulting from Class R5 capital transactions	$—	$—	$247,933	$1

Class R6
Proceeds from shares issued	$1,190,391	$2,411,314	$—	$—
Distributions reinvested	323,296	326,426	—	—
Cost of shares redeemed	(585,513)	(180,826)	—	—

Change in net assets resulting from Class R6 capital transactions	$928,174	$2,556,914	$—	$—

Institutional Class
Proceeds from shares issued	$166,683	$529,705	$—	$—
Distributions reinvested	30,612	35,134	—	—
Cost of shares redeemed	(120,667)	(160,633)	—	—

Change in net assets resulting from Institutional Class capital transactions	$76,628	$404,206	$—	$—

Select Class
Proceeds from shares issued	$88,663	$374,608	$21,049	$50,453
Distributions reinvested	13,629	7,520	177	3,771
Cost of shares redeemed	(46,532)	(211,808)	(262,739)	(44,219)

Change in net assets resulting from Select Class capital transactions	$55,760	$170,320	$(241,513)	$10,005

Total change in net assets resulting from capital transactions	$1,202,910	$3,404,441	$26,190	$34,618

SEE NOTES TO FINANCIAL STATEMENTS.

64	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2015

	Disciplined Equity Fund		Dynamic Growth Fund
	Six Months Ended December 31, 2015 (Unaudited)	Year Ended June 30, 2015	Six Months Ended December 31, 2015 (Unaudited)	Year Ended June 30, 2015
SHARE TRANSACTIONS:
Class A
Issued	10,673	14,944	745	1,094
Reinvested	1,324	985	21	17
Redeemed	(5,739)	(4,497)	(135)	(276)

Change in Class A Shares	6,258	11,432	631	835

Class C
Issued	—	—	183	232
Reinvested	—	—	4	4
Redeemed	—	—	(47)	(61)

Change in Class C Shares	—	—	140	175

Class R5
Issued	—	—	9,309	—
Reinvested	—	—	92	— (a)
Redeemed	—	—	(380)	—

Change in Class R5 Shares	—	—	9,021	— (a)

Class R6
Issued	51,057	99,461	—	—
Reinvested	14,959	14,056	—	—
Redeemed	(25,671)	(7,497)	—	—

Change in Class R6 Shares	40,345	106,020	—	—

Institutional Class
Issued	7,227	21,787	—	—
Reinvested	1,417	1,514	—	—
Redeemed	(5,228)	(6,635)	—	—

Change in Institutional Class Shares	3,416	16,666	—	—

Select Class
Issued	3,833	15,608	840	2,071
Reinvested	630	323	7	156
Redeemed	(2,039)	(8,625)	(9,715)	(1,772)

Change in Select Class Shares	2,424	7,306	(8,868)	455

(a)	Amount rounds to less than 1,000 shares.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2015	J.P. MORGAN LARGE CAP FUNDS	65

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Equity Focus Fund		Equity Income Fund
	Six Months Ended December 31, 2015 (Unaudited)	Year Ended June 30, 2015	Six Months Ended December 31, 2015 (Unaudited)	Year Ended June 30, 2015
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$755	$1,181	$587,879	$1,420,165
Distributions reinvested	47	6	49,619	99,766
Cost of shares redeemed	(420)	(194)	(481,645)	(887,735)
Conversion from Class B Shares	—	—	—	2,543

Change in net assets resulting from Class A capital transactions	$382	$993	$155,853	$634,739

Class B (a)
Proceeds from shares issued	$—	$—	$—	$255
Distributions reinvested	—	—	—	101
Cost of shares redeemed	—	—	—	(1,842)
Conversion to Class A Shares	—	—	—	(2,543)

Change in net assets resulting from Class B capital transactions	$—	$—	$—	$(4,029)

Class C
Proceeds from shares issued	$196	$782	$148,417	$469,144
Distributions reinvested	26	4	14,871	27,318
Cost of shares redeemed	(119)	(62)	(115,658)	(142,759)

Change in net assets resulting from Class C capital transactions	$103	$724	$47,630	$353,703

Class R2
Proceeds from shares issued	$—	$—	$15,973	$38,187
Distributions reinvested	—	—	908	1,483
Cost of shares redeemed	—	—	(7,462)	(11,830)

Change in net assets resulting from Class R2 capital transactions	$—	$—	$9,419	$27,840

Class R5
Proceeds from shares issued	$—	$—	$111,100	$289,715
Distributions reinvested	—	—	8,106	14,261
Cost of shares redeemed	—	—	(124,702)	(90,072)

Change in net assets resulting from Class R5 capital transactions	$—	$—	$(5,496)	$213,904

Class R6
Proceeds from shares issued	$—	$—	$626,870	$427,210
Distributions reinvested	—	—	20,360	26,378
Cost of shares redeemed	—	—	(138,069)	(143,972)

Change in net assets resulting from Class R6 capital transactions	$—	$—	$509,161	$309,616

Select Class
Proceeds from shares issued	$11,308	$19,248	$658,521	$1,995,707
Distributions reinvested	118	41	52,606	97,011
Cost of shares redeemed	(11,086)	(14,283)	(955,414)	(940,908)

Change in net assets resulting from Select Class capital transactions	$340	$5,006	$(244,287)	$1,151,810

Total change in net assets resulting from capital transactions	$825	$6,723	$472,280	$2,687,583

(a)	All remaining Class B Shares converted to Class A Shares on June 19, 2015 for Equity Income Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

66	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2015

	Equity Focus Fund		Equity Income Fund
	Six Months Ended December 31, 2015 (Unaudited)	Year Ended June 30, 2015	Six Months Ended December 31, 2015 (Unaudited)	Year Ended June 30, 2015
SHARE TRANSACTIONS:
Class A
Issued	29	49	43,516	102,541
Reinvested	2	— (a)	3,731	7,191
Redeemed	(17)	(8)	(35,725)	(63,788)
Conversion from Class B Shares	—	—	—	181

Change in Class A Shares	14	41	11,522	46,125

Class B (b)
Issued	—	—	—	19
Reinvested	—	—	—	7
Redeemed	—	—	—	(134)
Conversion to Class A Shares	—	—	—	(182)

Change in Class B Shares	—	—	—	(290)

Class C
Issued	8	33	11,150	34,111
Reinvested	1	— (a)	1,135	1,997
Redeemed	(5)	(3)	(8,679)	(10,411)

Change in Class C Shares	4	30	3,606	25,697

Class R2
Issued	—	—	1,183	2,750
Reinvested	—	—	69	107
Redeemed	—	—	(557)	(850)

Change in Class R2 Shares	—	—	695	2,007

Class R5
Issued	—	—	8,066	20,388
Reinvested	—	—	599	1,012
Redeemed	—	—	(9,155)	(6,358)

Change in Class R5 Shares	—	—	(490)	15,042

Class R6
Issued	—	—	45,228	30,221
Reinvested	—	—	1,503	1,872
Redeemed	—	—	(10,088)	(10,221)

Change in Class R6 Shares	—	—	36,643	21,872

Select Class
Issued	453	792	47,966	141,421
Reinvested	5	2	3,894	6,888
Redeemed	(442)	(584)	(69,209)	(66,629)

Change in Select Class Shares	16	210	(17,349)	81,680

(a)	Amount rounds to less than 1,000 shares.
(b)	All remaining Class B Shares converted to Class A Shares on June 19, 2015 for Equity Income Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2015	J.P. MORGAN LARGE CAP FUNDS	67

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Growth and Income Fund		Hedged Equity Fund
	Six Months Ended December 31, 2015 (Unaudited)	Year Ended June 30, 2015	Six Months Ended December 31, 2015 (Unaudited)	Year Ended June 30, 2015
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$45,482	$47,842	$28,692	$107,013
Distributions reinvested	25,408	13,884	443	594
Cost of shares redeemed	(29,791)	(55,510)	(38,947)	(17,993)
Conversion from Class B Shares	—	2,102	—	—

Change in net assets resulting from Class A capital transactions	$41,099	$8,318	$(9,812)	$89,614

Class B (a)
Proceeds from shares issued	$—	$130	$—	$—
Distributions reinvested	—	65	—	—
Cost of shares redeemed	—	(847)	—	—
Conversion to Class A Shares	—	(2,102)	—	—

Change in net assets resulting from Class B capital transactions	$—	$(2,754)	$—	$—

Class C
Proceeds from shares issued	$3,550	$12,911	$5,110	$3,979
Distributions reinvested	1,476	554	28	10
Cost of shares redeemed	(2,307)	(3,566)	(637)	(621)

Change in net assets resulting from Class C capital transactions	$2,719	$9,899	$4,501	$3,368

Class R2 (b)
Proceeds from shares issued	$20	$—	$—	$—
Distributions reinvested	1	—	—	—

Change in net assets resulting from Class R2 capital transactions	$21	$—	$—	$—

Class R5 (b)
Proceeds from shares issued	$20	$—	$4	$374
Distributions reinvested	1	—	— (c)	5
Cost of shares redeemed	—	—	(427)	—

Change in net assets resulting from Class R5 capital transactions	$21	$—	$(423)	$379

Class R6 (b)
Proceeds from shares issued	$20	$—	$—	$374
Distributions reinvested	1	—	— (c)	5
Cost of shares redeemed	—	—	(424)	—

Change in net assets resulting from Class R6 capital transactions	$21	$—	$(424)	$379

Select Class
Proceeds from shares issued	$8,019	$11,721	$114,216	$125,592
Distributions reinvested	1,717	962	1,079	755
Cost of shares redeemed	(6,824)	(4,225)	(50,576)	(27,379)

Change in net assets resulting from Select Class capital transactions	$2,912	$8,458	$64,719	$98,968

Total change in net assets resulting from capital transactions	$46,793	$23,921	$58,561	$192,708

(a)	All remaining Class B Shares converted to Class A Shares on June 19, 2015 for Growth and Income Fund.
(b)	Commencement of offering of class of shares effective November 2, 2015 for Growth and Income Fund.
(c)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

68	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2015

	Growth and Income Fund			Hedged Equity Fund
	Six Months Ended December 31, 2015 (Unaudited)		Year Ended June 30, 2015	Six Months Ended December 31, 2015 (Unaudited)	Year Ended June 30, 2015
SHARE TRANSACTIONS:
Class A
Issued	1,054		1,044	1,789	6,659
Reinvested	614		308	28	36
Redeemed	(675)		(1,222)	(2,397)	(1,083)
Conversion from Class B Shares	—		45	—	—

Change in Class A Shares	993		175	(580)	5,612

Class B (a)
Issued	—		3	—	—
Reinvested	—		2	—	—
Redeemed	—		(20)	—	—
Conversion to Class A Shares	—		(46)	—	—

Change in Class B Shares	—		(61)	—	—

Class C
Issued	88		307	318	241
Reinvested	39		13	2	1
Redeemed	(57)		(85)	(40)	(38)

Change in Class C Shares	70		235	280	204

Class R2 (b)
Issued	1		—	—	—
Reinvested	—	(c)	—	—	—

Change in Class R2 Shares	1		—	—	—

Class R5 (b)
Issued	—	(c)	—	— (c)	24
Reinvested	—	(c)	—	— (c)	— (c)
Redeemed	—		—	(26)	—

Change in Class R5 Shares	—	(c)	—	(26)	24

Class R6 (b)
Issued	—	(c)	—	—	24
Reinvested	—	(c)	—	— (c)	— (c)
Redeemed	—		—	(26)	—

Change in Class R6 Shares	—	(c)	—	(26)	24

Select Class
Issued	179		248	7,097	7,719
Reinvested	40		20	68	46
Redeemed	(146)		(89)	(3,153)	(1,651)

Change in Select Class Shares	73		179	4,012	6,114

(a)	All remaining Class B Shares converted to Class A Shares on June 19, 2015 for Growth and Income Fund.
(b)	Commencement of offering of class of shares effective November 2, 2015 for Growth and Income Fund.
(c)	Amount rounds to less than 1,000 shares.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2015	J.P. MORGAN LARGE CAP FUNDS	69

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Large Cap Growth Fund		Large Cap Value Fund
	Six Months Ended December 31, 2015 (Unaudited)	Year Ended June 30, 2015	Six Months Ended December 31, 2015 (Unaudited)	Year Ended June 30, 2015
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$657,919	$1,015,188	$9,969	$12,794
Distributions reinvested	190,608	80,373	11,128	14,323
Cost of shares redeemed	(630,140)	(2,084,770)	(7,898)	(19,005)
Conversion from Class B Shares	—	6,138	—	1,111

Change in net assets resulting from Class A capital transactions	$218,387	$(983,071)	$13,199	$9,223

Class B (a)
Proceeds from shares issued	$—	$125	$—	$31
Distributions reinvested	—	131	—	226
Cost of shares redeemed	—	(2,472)	—	(923)
Conversion to Class A Shares	—	(6,138)	—	(1,111)

Change in net assets resulting from Class B capital transactions	$—	$(8,354)	$—	$(1,777)

Class C
Proceeds from shares issued	$99,496	$110,881	$3,104	$4,828
Distributions reinvested	22,387	7,502	1,659	1,882
Cost of shares redeemed	(49,989)	(107,204)	(1,536)	(2,807)

Change in net assets resulting from Class C capital transactions	$71,894	$11,179	$3,227	$3,903

Class R2
Proceeds from shares issued	$39,884	$78,590	$2,444	$669
Distributions reinvested	7,704	3,119	229	64
Cost of shares redeemed	(62,055)	(89,755)	(377)	(60)

Change in net assets resulting from Class R2 capital transactions	$(14,467)	$(8,046)	$2,296	$673

Class R5
Proceeds from shares issued	$373,422	$337,438	$285	$717
Distributions reinvested	52,449	22,865	143	515
Cost of shares redeemed	(367,835)	(549,243)	(2,210)	(843)

Change in net assets resulting from Class R5 capital transactions	$58,036	$(188,940)	$(1,782)	$389

Class R6
Proceeds from shares issued	$958,136	$723,964	$610,052	$5,285
Distributions reinvested	156,166	48,411	74,883	6,344
Cost of shares redeemed	(582,937)	(639,517)	(2,405)	(55,097)

Change in net assets resulting from Class R6 capital transactions	$531,365	$132,858	$682,530	$(43,468)

Select Class
Proceeds from shares issued	$618,736	$1,342,590	$17,003	$35,937
Distributions reinvested	160,552	69,462	3,395	110,461
Cost of shares redeemed	(1,268,155)	(1,618,945)	(633,304)	(115,684)

Change in net assets resulting from Select Class capital transactions	$(488,867)	$(206,893)	$(612,906)	$30,714

Total change in net assets resulting from capital transactions	$376,348	$(1,251,267)	$86,564	$(343)

(a)	All remaining Class B Shares converted to Class A Shares on June 19, 2015.

SEE NOTES TO FINANCIAL STATEMENTS.

70	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2015

	Large Cap Growth Fund		Large Cap Value Fund
	Six Months Ended December 31, 2015 (Unaudited)	Year Ended June 30, 2015	Six Months Ended December 31, 2015 (Unaudited)	Year Ended June 30, 2015
SHARE TRANSACTIONS:
Class A
Issued	17,939	29,011	688	805
Reinvested	5,482	2,374	885	989
Redeemed	(17,139)	(59,974)	(553)	(1,211)
Conversion from Class B Shares	—	165	—	72

Change in Class A Shares	6,282	(28,424)	1,020	655

Class B (a)
Issued	—	4	—	2
Reinvested	—	4	—	16
Redeemed	—	(80)	—	(60)
Conversion to Class A Shares	—	(189)	—	(74)

Change in Class B Shares	—	(261)	—	(116)

Class C
Issued	3,177	3,633	226	319
Reinvested	751	255	137	134
Redeemed	(1,583)	(3,539)	(112)	(190)

Change in Class C Shares	2,345	349	251	263

Class R2
Issued	1,107	2,288	169	44
Reinvested	226	94	18	5
Redeemed	(1,712)	(2,626)	(27)	(4)

Change in Class R2 Shares	(379)	(244)	160	45

Class R5
Issued	10,131	9,542	22	46
Reinvested	1,488	669	11	36
Redeemed	(9,956)	(15,538)	(157)	(52)

Change in Class R5 Shares	1,663	(5,327)	(124)	30

Class R6
Issued	25,410	20,459	41,082	338
Reinvested	4,416	1,413	6,029	442
Redeemed	(15,909)	(18,258)	(187)	(3,591)

Change in Class R6 Shares	13,917	3,614	46,924	(2,811)

Select Class
Issued	16,886	38,845	1,221	2,280
Reinvested	4,602	2,047	266	7,737
Redeemed	(34,296)	(46,403)	(42,883)	(7,526)

Change in Select Class Shares	(12,808)	(5,511)	(41,396)	2,491

(a)	All remaining Class B Shares converted to Class A Shares on June 19, 2015.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2015	J.P. MORGAN LARGE CAP FUNDS	71

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	U.S. Equity Fund
	Six Months Ended December 31, 2015 (Unaudited)	Year Ended June 30, 2015
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$245,386	$467,436
Distributions reinvested	66,245	100,057
Cost of shares redeemed	(187,351)	(335,025)
Conversion from Class B Shares	—	3,680

Change in net assets resulting from Class A capital transactions	$124,280	$236,148

Class B (a)
Proceeds from shares issued	$—	$94
Distributions reinvested	—	331
Cost of shares redeemed	—	(1,044)
Conversion to Class A Shares	—	(3,680)

Change in net assets resulting from Class B capital transactions	$—	$(4,299)

Class C
Proceeds from shares issued	$59,545	$100,381
Distributions reinvested	13,028	16,229
Cost of shares redeemed	(25,809)	(35,992)

Change in net assets resulting from Class C capital transactions	$46,764	$80,618

Class R2
Proceeds from shares issued	$43,097	$73,014
Distributions reinvested	9,225	12,101
Cost of shares redeemed	(23,670)	(31,851)

Change in net assets resulting from Class R2 capital transactions	$28,652	$53,264

Class R5
Proceeds from shares issued	$536,346	$154,746
Distributions reinvested	44,531	37,556
Cost of shares redeemed	(98,615)	(134,896)

Change in net assets resulting from Class R5 capital transactions	$482,262	$57,406

Class R6
Proceeds from shares issued	$1,825,775	$798,670
Distributions reinvested	237,815	239,312
Cost of shares redeemed	(190,200)	(439,022)

Change in net assets resulting from Class R6 capital transactions	$1,873,390	$598,960

Institutional Class
Proceeds from shares issued	$549,387	$1,523,300
Distributions reinvested	227,792	381,848
Cost of shares redeemed	(635,034)	(1,111,795)

Change in net assets resulting from Institutional Class capital transactions	$142,145	$793,353

Select Class
Proceeds from shares issued	$247,414	$1,285,405
Distributions reinvested	53,633	209,185
Cost of shares redeemed	(1,526,162)	(434,850)
Redemptions in-kind (See Note 8)	—	(1,011,282)

Change in net assets resulting from Select Class capital transactions	$(1,225,115)	$48,458

Total change in net assets resulting from capital transactions	$1,472,378	$1,863,908

(a)	All remaining Class B Shares converted to Class A Shares on June 19, 2015.

SEE NOTES TO FINANCIAL STATEMENTS.

72	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2015

	U.S. Equity Fund
	Six Months Ended December 31, 2015 (Unaudited)	Year Ended June 30, 2015
SHARE TRANSACTIONS:
Class A
Issued	17,074	31,429
Reinvested	4,882	7,040
Redeemed	(13,148)	(22,457)
Conversion from Class B Shares	—	244

Change in Class A Shares	8,808	16,256

Class B (a)
Issued	—	6
Reinvested	—	24
Redeemed	—	(71)
Conversion to Class A Shares	—	(248)

Change in Class B Shares	—	(289)

Class C
Issued	4,273	6,915
Reinvested	985	1,173
Redeemed	(1,854)	(2,474)

Change in Class C Shares	3,404	5,614

Class R2
Issued	2,995	4,931
Reinvested	685	858
Redeemed	(1,650)	(2,153)

Change in Class R2 Shares	2,030	3,636

Class R5
Issued	37,316	10,375
Reinvested	3,267	2,629
Redeemed	(6,781)	(9,000)

Change in Class R5 Shares	33,802	4,004

Class R6
Issued	123,450	53,558
Reinvested	17,427	16,724
Redeemed	(13,043)	(29,144)

Change in Class R6 Shares	127,834	41,138

Institutional Class
Issued	38,198	101,695
Reinvested	16,733	26,755
Redeemed	(43,978)	(74,335)

Change in Institutional Class Shares	10,953	54,115

Select Class
Issued	17,477	88,739
Reinvested	3,950	14,687
Redeemed	(102,934)	(29,025)
Redemptions in-kind ( See Note 8)	—	(66,840)

Change in Select Class Shares	(81,507)	7,561

(a)	All remaining Class B Shares converted to Class A Shares on June 19, 2015.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2015	J.P. MORGAN LARGE CAP FUNDS	73

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Disciplined Equity Fund
Class A
Six Months Ended December 31, 2015 (Unaudited)	$23.99	$0.12	(f)	$(1.29)	$(1.17)	$(0.12)	$(0.97)	$(1.09)
Year Ended June 30, 2015	23.73	0.20	(f)	1.85	2.05	(0.19)	(1.60)	(1.79)
Year Ended June 30, 2014	20.27	0.23	(f)	4.79	5.02	(0.21)	(1.35)	(1.56)
Year Ended June 30, 2013	17.42	0.20	(f)	3.56	3.76	(0.23)	(0.68)	(0.91)
Year Ended June 30, 2012	16.80	0.21	(f)	0.61	0.82	(0.20)	—	(0.20)
Year Ended June 30, 2011	13.07	0.17	(f)	3.72	3.89	(0.16)	—	(0.16)

Class R6
Six Months Ended December 31, 2015 (Unaudited)	24.16	0.18	(f)	(1.31)	(1.13)	(0.18)	(0.97)	(1.15)
Year Ended June 30, 2015	23.85	0.32	(f)	1.89	2.21	(0.30)	(1.60)	(1.90)
Year Ended June 30, 2014	20.36	0.34	(f)	4.81	5.15	(0.31)	(1.35)	(1.66)
Year Ended June 30, 2013	17.48	0.32	(f)	3.55	3.87	(0.31)	(0.68)	(0.99)
Year Ended June 30, 2012	16.83	0.29	(f)	0.63	0.92	(0.27)	—	(0.27)
Year Ended June 30, 2011	13.08	0.25	(f)	3.73	3.98	(0.23)	—	(0.23)

Institutional Class
Six Months Ended December 31, 2015 (Unaudited)	24.15	0.17	(f)	(1.31)	(1.14)	(0.16)	(0.97)	(1.13)
Year Ended June 30, 2015	23.85	0.29	(f)	1.89	2.18	(0.28)	(1.60)	(1.88)
Year Ended June 30, 2014	20.36	0.32	(f)	4.81	5.13	(0.29)	(1.35)	(1.64)
Year Ended June 30, 2013	17.48	0.30	(f)	3.55	3.85	(0.29)	(0.68)	(0.97)
Year Ended June 30, 2012	16.83	0.27	(f)	0.63	0.90	(0.25)	—	(0.25)
Year Ended June 30, 2011	13.09	0.24	(f)	3.72	3.96	(0.22)	—	(0.22)

Select Class
Six Months Ended December 31, 2015 (Unaudited)	24.18	0.15	(f)	(1.30)	(1.15)	(0.15)	(0.97)	(1.12)
Year Ended June 30, 2015	23.88	0.26	(f)	1.87	2.13	(0.23)	(1.60)	(1.83)
Year Ended June 30, 2014	20.39	0.28	(f)	4.82	5.10	(0.26)	(1.35)	(1.61)
Year Ended June 30, 2013	17.51	0.27	(f)	3.56	3.83	(0.27)	(0.68)	(0.95)
Year Ended June 30, 2012	16.86	0.25	(f)	0.63	0.88	(0.23)	—	(0.23)
Year Ended June 30, 2011	13.11	0.21	(f)	3.73	3.94	(0.19)	—	(0.19)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

74	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2015

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)(e)

$21.73	(4.78)%	$573,559	0.85%	1.08%	0.96%	64%
23.99	9.04	483,296	0.85	0.84	0.97	144
23.73	25.73	206,635	0.85	1.02	0.86	113
20.27	22.33	103,755	0.85	1.04	0.87	178
17.42	4.98	20,831	0.85	1.21	0.88	198
16.80	29.86	3,399	0.85	1.07	0.89	169

21.88	(4.60)	6,503,860	0.34	1.56	0.34	64
24.16	9.67	6,205,582	0.35	1.33	0.36	144
23.85	26.31	3,598,945	0.35	1.52	0.36	113
20.36	22.90	1,460,937	0.35	1.67	0.37	178
17.48	5.57	1,024,228	0.35	1.76	0.38	198
16.83	30.55	577,140	0.35	1.49	0.38	169

21.88	(4.61)	796,569	0.45	1.46	0.49	64
24.15	9.53	796,919	0.45	1.21	0.51	144
23.85	26.20	389,507	0.45	1.42	0.46	113
20.36	22.79	221,638	0.45	1.57	0.47	178
17.48	5.47	171,872	0.45	1.66	0.49	198
16.83	30.33	119,152	0.44	1.59	0.50	169

21.91	(4.68)	289,179	0.60	1.32	0.65	64
24.18	9.34	260,618	0.60	1.09	0.64	144
23.88	26.00	82,899	0.59	1.28	0.61	113
20.39	22.61	40,522	0.60	1.40	0.62	178
17.51	5.31	15,979	0.60	1.50	0.64	198
16.86	30.17	12,490	0.60	1.33	0.64	169

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2015	J.P. MORGAN LARGE CAP FUNDS	75

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net realized gain
Dynamic Growth Fund
Class A
Six Months Ended December 31, 2015 (Unaudited)	$25.34	$(0.08	)(f)	$0.94	$0.86	$(0.27)
Year Ended June 30, 2015	23.95	(0.14	)(f)	1.90	1.76	(0.37)
Year Ended June 30, 2014	18.94	(0.07	)(f)(g)(h)	5.08	5.01	—
Year Ended June 30, 2013	15.89	(0.05	)(f)(i)	3.10	3.05	—
Year Ended June 30, 2012	15.47	(0.12)		0.54	0.42	—
Year Ended June 30, 2011	11.44	(0.10	)(f)	4.13	4.03	—

Class C
Six Months Ended December 31, 2015 (Unaudited)	24.39	(0.14	)(f)	0.91	0.77	(0.27)
Year Ended June 30, 2015	23.19	(0.26	)(f)	1.83	1.57	(0.37)
Year Ended June 30, 2014	18.43	(0.20	)(f)(g)(h)	4.96	4.76	—
Year Ended June 30, 2013	15.54	(0.14	)(f)(i)	3.03	2.89	—
Year Ended June 30, 2012	15.21	(0.19)		0.52	0.33	—
Year Ended June 30, 2011	11.29	(0.17	)(f)	4.09	3.92	—

Class R5
Six Months Ended December 31, 2015 (Unaudited)	26.22	—	(f)(j)	0.95	0.95	(0.27)
Year Ended June 30, 2015	24.65	(0.04	)(f)	1.98	1.94	(0.37)
Year Ended June 30, 2014	19.42	(0.04	)(f)(g)(h)	5.27	5.23	—
Year Ended June 30, 2013	16.22	0.03	(f)(i)	3.17	3.20	—
Year Ended June 30, 2012	15.72	(0.06)		0.56	0.50	—
Year Ended June 30, 2011	11.57	(0.04	)(f)	4.19	4.15	—

Select Class
Six Months Ended December 31, 2015 (Unaudited)	25.83	(0.05	)(f)	0.96	0.91	(0.27)
Year Ended June 30, 2015	24.34	(0.08	)(f)	1.94	1.86	(0.37)
Year Ended June 30, 2014	19.20	(0.08	)(f)(g)(h)	5.22	5.14	—
Year Ended June 30, 2013	16.07	(0.03	)(f)(i)	3.16	3.13	—
Year Ended June 30, 2012	15.61	(0.09)		0.55	0.46	—
Year Ended June 30, 2011	11.51	(0.06	)(f)	4.16	4.10	—

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.
(g)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $(0.08), $(0.21), $(0.05) and $(0.09) for Class A, Class C, Class R5 and Select Class Shares, respectively, and the net investment income (loss) ratio would have been (0.35)%, (0.92)%, (0.23)% and (0.40)% for Class A, Class C, Class R5 and Select Class Shares, respectively. These amounts have been revised to correct a calculation error in the previously issued June 30, 2014 financial highlights’ footnote disclosure. These revisions are not considered material to the previously issued financial statements.
(h)	Net investment income (loss) may appear disproportionate among classes due to the timing of recognition of income and changes in the relative size of the classes.
(i)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $(0.10), $(0.19), $(0.03) and $(0.08) for Class A, Class C, Class R5 and Select Class Shares, respectively, and the net investment income (loss) ratio would have been (0.60)%, (1.10)%, (0.15)% and (0.45)% for Class A, Class C, Class R5 and Select Class Shares, respectively.
(j)	Amount rounds to less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

76	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2015

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)(e)

$25.93	3.41%	$56,427	1.19%	(0.61)%		1.40%	27%
25.34	7.46	39,153	1.20	(0.57)		1.43	74
23.95	26.45	16,996	1.24	(0.30	)(g)(h)	1.25	55
18.94	19.19	126	1.25	(0.30	)(i)	1.42	82
15.89	2.71	106	1.24	(0.81)		1.44	99
15.47	35.23	103	1.23	(0.71)		3.18	97

24.89	3.18	12,565	1.69	(1.11)		1.85	27
24.39	6.88	8,894	1.71	(1.08)		1.88	74
23.19	25.83	4,416	1.74	(0.86	)(g)(h)	1.75	55
18.43	18.60	123	1.74	(0.80	)(i)	1.92	82
15.54	2.17	104	1.74	(1.31)		1.94	99
15.21	34.72	102	1.73	(1.21)		3.68	97

26.90	3.64	242,738	0.74	(0.01)		0.79	27
26.22	7.99	49	0.76	(0.14)		0.90	74
24.65	26.93	45	0.80	(0.17	)(g)(h)	0.84	55
19.42	19.73	32	0.80	0.15	(i)	0.97	82
16.22	3.18	27	0.79	(0.36)		0.99	99
15.72	35.87	26	0.78	(0.26)		2.73	97

26.47	3.54	61,517	0.94	(0.42)		0.99	27
25.83	7.76	289,100	0.96	(0.34)		1.01	74
24.34	26.77	261,308	1.00	(0.35	)(g)(h)	1.04	55
19.20	19.48	101,999	1.00	(0.16	)(i)	1.14	82
16.07	2.95	38,953	0.99	(0.56)		1.19	99
15.61	35.62	43,617	0.97	(0.41)		1.59	97

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2015	J.P. MORGAN LARGE CAP FUNDS	77

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Equity Focus Fund
Class A
Six Months Ended December 31, 2015 (Unaudited)	$24.78	$(0.01	)(f)	$0.45	$0.44	$— (i)	$(0.66)	$(0.66)
Year Ended June 30, 2015	23.56	(0.02	)(f)	1.42	1.40	(0.02)	(0.16)	(0.18)
Year Ended June 30, 2014	19.18	(0.02	)(f)	4.86	4.84	—	(0.46)	(0.46)
Year Ended June 30, 2013	15.79	(0.02)		3.41	3.39	—	—	—
July 29, 2011(h) through June 30, 2012	15.00	0.01		0.79	0.80	(0.01)	—	(0.01)

Class C
Six Months Ended December 31, 2015 (Unaudited)	24.34	(0.08	)(f)	0.46	0.38	—	(0.66)	(0.66)
Year Ended June 30, 2015	23.24	(0.13	)(f)	1.39	1.26	—	(0.16)	(0.16)
Year Ended June 30, 2014	19.01	(0.15	)(f)	4.84	4.69	—	(0.46)	(0.46)
Year Ended June 30, 2013	15.73	(0.11)		3.39	3.28	—	—	—
July 29, 2011(h) through June 30, 2012	15.00	(0.06)		0.79	0.73	— (i)	—	—

Select Class
Six Months Ended December 31, 2015 (Unaudited)	24.95	0.01	(f)	0.47	0.48	(0.04)	(0.66)	(0.70)
Year Ended June 30, 2015	23.67	0.04	(f)	1.44	1.48	(0.04)	(0.16)	(0.20)
Year Ended June 30, 2014	19.22	0.04	(f)	4.87	4.91	— (i)	(0.46)	(0.46)
Year Ended June 30, 2013	15.81	0.02		3.42	3.44	(0.03)	—	(0.03)
July 29, 2011(h) through June 30, 2012	15.00	0.04		0.80	0.84	(0.03)	—	(0.03)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.
(g)	Certain non-recurring expenses incurred by the Fund were not annualized for the year ended June 30, 2013 and for the period ended June 30, 2012.
(h)	Commencement of operations.
(i)	Amount rounds to less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

78	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2015

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)		Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits		Portfolio turnover rate (b)(e)

$24.56	1.84%	$1,796	1.25%		(0.12)%	1.50%		20%
24.78	5.98	1,452	1.24		(0.07)	1.42		52
23.56	25.43	423	1.24		(0.10)	2.11		76
19.18	21.47	64	1.25	(g)	(0.13)	3.75	(g)	61
15.79	5.37	53	1.25	(g)	0.04	5.09	(g)	71

24.06	1.62	962	1.75		(0.64)	1.98		20
24.34	5.44	873	1.74		(0.54)	1.93		52
23.24	24.86	133	1.74		(0.67)	2.82		76
19.01	20.85	63	1.75	(g)	(0.63)	4.25	(g)	61
15.73	4.87	52	1.75	(g)	(0.46)	5.58	(g)	71

24.73	1.97	80,878	1.00		(0.10)	1.13		20
24.95	6.26	81,179	0.99		0.15	1.12		52
23.67	25.75	72,064	0.99		0.19	1.51		76
19.22	21.77	3,730	1.00	(g)	0.12	3.51	(g)	61
15.81	5.61	3,063	1.00	(g)	0.29	4.84	(g)	71

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2015	J.P. MORGAN LARGE CAP FUNDS	79

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Equity Income Fund
Class A
Six Months Ended December 31, 2015 (Unaudited)	$13.77	$0.13	(f)	$(0.29)	$(0.16)	$(0.13)	$(0.10)	$(0.23)
Year Ended June 30, 2015	13.66	0.25		0.39	0.64	(0.25)	(0.28)	(0.53)
Year Ended June 30, 2014	11.62	0.21	(f)	2.26	2.47	(0.21)	(0.22)	(0.43)
Year Ended June 30, 2013	9.84	0.24	(f)(g)	1.84	2.08	(0.23)	(0.07)	(0.30)
Year Ended June 30, 2012	9.38	0.21	(f)	0.46	0.67	(0.17)	(0.04)	(0.21)
Year Ended June 30, 2011	7.26	0.19	(f)	2.12	2.31	(0.19)	—	(0.19)

Class C
Six Months Ended December 31, 2015 (Unaudited)	13.58	0.09	(f)	(0.29)	(0.20)	(0.10)	(0.10)	(0.20)
Year Ended June 30, 2015	13.49	0.18		0.38	0.56	(0.19)	(0.28)	(0.47)
Year Ended June 30, 2014	11.49	0.15	(f)	2.23	2.38	(0.16)	(0.22)	(0.38)
Year Ended June 30, 2013	9.74	0.18	(f)(g)	1.83	2.01	(0.19)	(0.07)	(0.26)
Year Ended June 30, 2012	9.30	0.16	(f)	0.45	0.61	(0.13)	(0.04)	(0.17)
Year Ended June 30, 2011	7.20	0.15	(f)	2.11	2.26	(0.16)	—	(0.16)

Class R2
Six Months Ended December 31, 2015 (Unaudited)	13.74	0.11	(f)	(0.30)	(0.19)	(0.11)	(0.10)	(0.21)
Year Ended June 30, 2015	13.64	0.22		0.39	0.61	(0.23)	(0.28)	(0.51)
Year Ended June 30, 2014	11.61	0.18	(f)	2.25	2.43	(0.18)	(0.22)	(0.40)
Year Ended June 30, 2013	9.84	0.21	(f)(g)	1.84	2.05	(0.21)	(0.07)	(0.28)
Year Ended June 30, 2012	9.38	0.19	(f)	0.46	0.65	(0.15)	(0.04)	(0.19)
February 28, 2011 (h) through June 30, 2011	9.20	0.06	(f)	0.17	0.23	(0.05)	—	(0.05)

Class R5
Six Months Ended December 31, 2015 (Unaudited)	13.98	0.16	(f)	(0.30)	(0.14)	(0.16)	(0.10)	(0.26)
Year Ended June 30, 2015	13.85	0.31		0.41	0.72	(0.31)	(0.28)	(0.59)
Year Ended June 30, 2014	11.78	0.27	(f)	2.29	2.56	(0.27)	(0.22)	(0.49)
Year Ended June 30, 2013	9.96	0.29	(f)(g)	1.87	2.16	(0.27)	(0.07)	(0.34)
Year Ended June 30, 2012	9.49	0.26	(f)	0.46	0.72	(0.21)	(0.04)	(0.25)
February 28, 2011 (h) through June 30, 2011	9.31	0.10	(f)	0.16	0.26	(0.08)	—	(0.08)

Class R6
Six Months Ended December 31, 2015 (Unaudited)	13.97	0.17	(f)	(0.31)	(0.14)	(0.16)	(0.10)	(0.26)
Year Ended June 30, 2015	13.84	0.33		0.40	0.73	(0.32)	(0.28)	(0.60)
Year Ended June 30, 2014	11.77	0.28	(f)	2.28	2.56	(0.27)	(0.22)	(0.49)
Year Ended June 30, 2013	9.96	0.29	(f)(g)	1.87	2.16	(0.28)	(0.07)	(0.35)
January 31, 2012 (h) through June 30, 2012	9.64	0.13	(f)	0.30	0.43	(0.11)	—	(0.11)

Select Class
Six Months Ended December 31, 2015 (Unaudited)	13.97	0.14	(f)	(0.30)	(0.16)	(0.14)	(0.10)	(0.24)
Year Ended June 30, 2015	13.85	0.29		0.40	0.69	(0.29)	(0.28)	(0.57)
Year Ended June 30, 2014	11.77	0.25	(f)	2.29	2.54	(0.24)	(0.22)	(0.46)
Year Ended June 30, 2013	9.96	0.27	(f)(g)	1.86	2.13	(0.25)	(0.07)	(0.32)
Year Ended June 30, 2012	9.50	0.24	(f)	0.45	0.69	(0.19)	(0.04)	(0.23)
Year Ended June 30, 2011	7.35	0.22	(f)	2.14	2.36	(0.21)	—	(0.21)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

80	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2015

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)(e)

$13.38	(1.14)%	$3,082,651	1.04%	1.84%		1.10%	10%
13.77	4.71	3,014,937	1.04	1.83		1.09	22
13.66	21.60	2,360,750	1.04	1.68		1.06	20
11.62	21.53	1,285,400	1.03	2.22	(g)	1.08	34
9.84	7.30	580,848	1.04	2.22		1.08	44
9.38	32.06	217,462	1.05	2.16		1.14	37

13.18	(1.41)	1,173,291	1.54	1.34		1.58	10
13.58	4.18	1,160,002	1.54	1.32		1.56	22
13.49	20.95	805,494	1.54	1.19		1.56	20
11.49	20.94	407,911	1.53	1.71	(g)	1.58	34
9.74	6.72	130,366	1.54	1.74		1.58	44
9.30	31.52	28,947	1.55	1.69		1.63	37

13.34	(1.32)	64,164	1.29	1.61		1.41	10
13.74	4.44	56,522	1.29	1.59		1.39	22
13.64	21.27	28,733	1.29	1.44		1.31	20
11.61	21.21	13,347	1.28	1.92	(g)	1.34	34
9.84	7.13	1,682	1.29	1.94		1.32	44
9.38	2.54	51	1.28	1.80		1.36	37

13.58	(0.97)	499,230	0.59	2.30		0.63	10
13.98	5.23	520,660	0.59	2.27		0.63	22
13.85	22.06	307,700	0.59	2.11		0.61	20
11.78	22.17	227,442	0.58	2.69	(g)	0.63	34
9.96	7.78	111,647	0.58	2.77		0.63	44
9.49	2.77	2,925	0.58	3.21		0.66	37

13.57	(0.93)	1,334,578	0.50	2.51		0.50	10
13.97	5.31	861,809	0.51	2.35		0.51	22
13.84	22.14	551,378	0.54	2.20		0.56	20
11.77	22.12	233,034	0.53	2.63	(g)	0.59	34
9.96	4.47	70,589	0.53	3.28		0.58	44

13.57	(1.07)	4,272,165	0.79	2.06		0.80	10
13.97	4.96	4,639,250	0.79	2.08		0.80	22
13.85	21.94	3,467,542	0.79	1.92		0.81	20
11.77	21.84	2,337,565	0.78	2.48	(g)	0.83	34
9.96	7.48	1,313,214	0.78	2.48		0.83	44
9.50	32.42	204,331	0.80	2.45		0.89	37

(g)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $0.21, $0.16, $0.18, $0.27, $0.26 and $0.24 for Class A, Class C, Class R2, Class R5, Class R6 and Select Class Shares, respectively, and the net investment income (loss) ratio would have been 1.97%, 1.46%, 1.67%, 2.44%, 2.38% and 2.23% for Class A, Class C, Class R2, Class R5, Class R6 and Select Class Shares, respectively.
(h)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2015	J.P. MORGAN LARGE CAP FUNDS	81

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Growth and Income Fund
Class A
Six Months Ended December 31, 2015 (Unaudited)	$45.46	$0.29	(f)	$(1.10)	$(0.81)	$(0.29)	$(2.48)	$(2.77)
Year Ended June 30, 2015	44.70	0.59	(f)	1.72	2.31	(0.56)	(0.99)	(1.55)
Year Ended June 30, 2014	36.53	0.47	(f)	8.17	8.64	(0.47)	—	(0.47)
Year Ended June 30, 2013	29.43	0.40	(f)	7.11	7.51	(0.41)	—	(0.41)
Year Ended June 30, 2012	28.26	0.35	(f)	1.16	1.51	(0.34)	—	(0.34)
Year Ended June 30, 2011	22.30	0.28	(f)	5.96	6.24	(0.28)	—	(0.28)

Class C
Six Months Ended December 31, 2015 (Unaudited)	41.83	0.16	(f)	(1.01)	(0.85)	(0.20)	(2.48)	(2.68)
Year Ended June 30, 2015	41.31	0.32	(f)	1.59	1.91	(0.40)	(0.99)	(1.39)
Year Ended June 30, 2014	33.83	0.25	(f)	7.55	7.80	(0.32)	—	(0.32)
Year Ended June 30, 2013	27.32	0.22	(f)	6.59	6.81	(0.30)	—	(0.30)
Year Ended June 30, 2012	26.27	0.20	(f)	1.08	1.28	(0.23)	—	(0.23)
Year Ended June 30, 2011	20.77	0.14	(f)	5.53	5.67	(0.17)	—	(0.17)

Class R2
November 2, 2015 (g) through December 31, 2015 (Unaudited)	45.92	0.15	(f)	(1.55)	(1.40)	—	(2.48)	(2.48)

Class R5
November 2, 2015 (g) through December 31, 2015 (Unaudited)	47.95	0.21	(f)	(1.61)	(1.40)	—	(2.48)	(2.48)

Class R6
November 2, 2015 (g) through December 31, 2015 (Unaudited)	47.95	0.21	(f)	(1.61)	(1.40)	—	(2.48)	(2.48)

Select Class
Six Months Ended December 31, 2015 (Unaudited)	47.45	0.35	(f)	(1.15)	(0.80)	(0.34)	(2.48)	(2.82)
Year Ended June 30, 2015	46.58	0.73	(f)	1.79	2.52	(0.66)	(0.99)	(1.65)
Year Ended June 30, 2014	38.03	0.58	(f)	8.52	9.10	(0.55)	—	(0.55)
Year Ended June 30, 2013	30.63	0.51	(f)	7.40	7.91	(0.51)	—	(0.51)
Year Ended June 30, 2012	29.39	0.45	(f)	1.21	1.66	(0.42)	—	(0.42)
Year Ended June 30, 2011	23.18	0.37	(f)	6.20	6.57	(0.36)	—	(0.36)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.
(g)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

82	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2015

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)(e)

$41.88	(1.67)%	$441,903	1.09%	1.28%	1.12%	23%
45.46	5.24	434,573	1.10	1.30	1.10	39
44.70	23.74	419,465	1.13	1.16	1.15	42
36.53	25.65	356,127	1.15	1.23	1.16	35
29.43	5.45	293,520	1.19	1.28	1.19	28
28.26	28.03	306,850	1.19	1.07	1.19	23

38.30	(1.91)	25,223	1.58	0.79	1.61	23
41.83	4.68	24,647	1.62	0.77	1.63	39
41.31	23.12	14,619	1.64	0.66	1.65	42
33.83	25.02	7,769	1.65	0.72	1.65	35
27.32	4.94	4,137	1.69	0.79	1.69	28
26.27	27.35	3,837	1.69	0.56	1.69	23

42.04	(2.96)	19	1.28	2.09	1.29	23

44.07	(2.85)	19	0.59	2.78	0.59	23

44.07	(2.83)	19	0.53	2.84	0.53	23

43.83	(1.56)	36,572	0.84	1.52	0.87	23
47.45	5.48	36,099	0.88	1.53	0.88	39
46.58	24.05	27,124	0.89	1.39	0.90	42
38.03	25.97	28,339	0.88	1.45	0.90	35
30.63	5.78	7,474	0.89	1.58	0.94	28
29.39	28.41	5,733	0.90	1.32	0.95	23

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2015	J.P. MORGAN LARGE CAP FUNDS	83

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment Operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Return of capital	Total distributions
Hedged Equity Fund
Class A
Six Months Ended December 31, 2015 (Unaudited)	$16.47	$0.09	(g)	$(0.47)	$(0.38)	$(0.09)	$—	$(0.09)
Year Ended June 30, 2015	15.74	0.19	(g)	0.67	0.86	(0.13)	—	(0.13)
December 13, 2013 (h) through June 30, 2014	15.00	0.07		0.84	0.91	(0.07)	(0.10)	(0.17)

Class C
Six Months Ended December 31, 2015 (Unaudited)	16.43	$0.06	(g)	(0.48)	(0.42)	(0.06)	—	(0.06)
Year Ended June 30, 2015	15.76	0.10	(g)	0.67	0.77	(0.10)	—	(0.10)
December 13, 2013 (h) through June 30, 2014	15.00	0.05		0.83	0.88	(0.02)	(0.10)	(0.12)

Class R5
Six Months Ended December 31, 2015 (Unaudited)	16.51	$0.10	(g)	(0.44)	(0.34)	(0.12)	—	(0.12)
Year Ended June 30, 2015	15.76	0.26	(g)	0.66	0.92	(0.17)	—	(0.17)
December 13, 2013 (h) through June 30, 2014	15.00	0.13		0.82	0.95	(0.09)	(0.10)	(0.19)

Class R6
Six Months Ended December 31, 2015 (Unaudited)	16.52	$0.10	(g)	(0.44)	(0.34)	(0.13)	—	(0.13)
Year Ended June 30, 2015	15.76	0.27	(g)	0.67	0.94	(0.18)	—	(0.18)
December 13, 2013 (h) through June 30, 2014	15.00	0.13		0.83	0.96	(0.10)	(0.10)	(0.20)

Select Class
Six Months Ended December 31, 2015 (Unaudited)	16.50	$0.11	(g)	(0.47)	(0.36)	(0.11)	—	(0.11)
Year Ended June 30, 2015	15.76	0.23	(g)	0.66	0.89	(0.15)	—	(0.15)
December 13, 2013 (h) through June 30, 2014	15.00	0.10		0.84	0.94	(0.08)	(0.10)	(0.18)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(e)	Certain non-recurring expenses incurred by the Fund were not annualized for the year ended June 30, 2015 and for the period ended June 30, 2014.
(f)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(g)	Calculated based upon average shares outstanding.
(h)	Commencement of operations.

SEE NOTES TO FINANCIAL STATEMENTS.

84	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2015

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)(e)	Net investment income (loss) (e)	Expenses without waivers, reimbursements and earnings credits (e)	Portfolio turnover rate (b)(f)

$16.00	(2.31)%	$81,098	0.85%	1.12%	1.09%	22%
16.47	5.45	93,007	0.85	1.14	1.21	42
15.74	6.11	569	0.85	0.96	16.65	36

15.95	(2.55)	7,767	1.35	0.69	1.48	22
16.43	4.85	3,405	1.35	0.59	1.65	42
15.76	5.87	53	1.35	0.56	10.04	36

16.05	(2.04)	21	0.40	1.21	1.46	22
16.51	5.86	442	0.40	1.58	0.82	42
15.76	6.37	53	0.40	1.51	9.10	36

16.05	(2.06)	20	0.35	1.26	1.39	22
16.52	5.96	443	0.35	1.63	0.77	42
15.76	6.39	53	0.35	1.56	9.05	36

16.03	(2.17)	166,726	0.60	1.41	0.71	22
16.50	5.66	105,397	0.60	1.39	0.91	42
15.76	6.28	4,307	0.60	1.30	9.91	36

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2015	J.P. MORGAN LARGE CAP FUNDS	85

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Large Cap Growth Fund
Class A
Six Months Ended December 31, 2015 (Unaudited)	$36.82	$(0.06	)(f)	$0.31	$0.25	$—	$(1.60)	$(1.60)
Year Ended June 30, 2015	32.49	(0.10	)(f)	5.05	4.95	—	(0.62)	(0.62)
Year Ended June 30, 2014	26.01	(0.10	)(f)	6.58	6.48	—	—	—
Year Ended June 30, 2013	23.64	0.08	(f)(g)	2.37	2.45	(0.08)	—	(0.08)
Year Ended June 30, 2012	22.38	(0.06	)(f)	1.32	1.26	—	—	—
Year Ended June 30, 2011	15.86	(0.04	)(f)	6.56	6.52	—	—	—

Class C
Six Months Ended December 31, 2015 (Unaudited)	31.86	(0.13	)(f)	0.26	0.13	—	(1.60)	(1.60)
Year Ended June 30, 2015	28.33	(0.24	)(f)	4.39	4.15	—	(0.62)	(0.62)
Year Ended June 30, 2014	22.79	(0.22	)(f)	5.76	5.54	—	—	—
Year Ended June 30, 2013	20.79	(0.04	)(f)(g)	2.07	2.03	(0.03)	—	(0.03)
Year Ended June 30, 2012	19.77	(0.15	)(f)	1.17	1.02	—	—	—
Year Ended June 30, 2011	14.09	(0.13	)(f)	5.81	5.68	—	—	—

Class R2
Six Months Ended December 31, 2015 (Unaudited)	36.24	(0.10	)(f)	0.31	0.21	—	(1.60)	(1.60)
Year Ended June 30, 2015	32.07	(0.18	)(f)	4.97	4.79	—	(0.62)	(0.62)
Year Ended June 30, 2014	25.74	(0.18	)(f)	6.51	6.33	—	—	—
Year Ended June 30, 2013	23.44	0.01	(f)(g)	2.36	2.37	(0.07)	—	(0.07)
Year Ended June 30, 2012	22.24	(0.12	)(f)	1.32	1.20	— (h)	—	— (h)
Year Ended June 30, 2011	15.81	(0.11	)(f)	6.54	6.43	—	—	—

Class R5
Six Months Ended December 31, 2015 (Unaudited)	37.25	—	(f)(h)	0.33	0.33	—	(1.60)	(1.60)
Year Ended June 30, 2015	32.75	0.03	(f)	5.09	5.12	—	(0.62)	(0.62)
Year Ended June 30, 2014	26.12	0.01	(f)	6.62	6.63	—	—	—
Year Ended June 30, 2013	23.74	0.17	(f)(g)	2.38	2.55	(0.17)	—	(0.17)
Year Ended June 30, 2012	22.39	0.04	(f)	1.32	1.36	(0.01)	—	(0.01)
Year Ended June 30, 2011	15.81	0.04	(f)	6.54	6.58	—	—	—

Class R6
Six Months Ended December 31, 2015 (Unaudited)	37.34	0.03	(f)	0.32	0.35	—	(1.60)	(1.60)
Year Ended June 30, 2015	32.80	0.06	(f)	5.10	5.16	—	(0.62)	(0.62)
Year Ended June 30, 2014	26.15	0.02	(f)	6.63	6.65	—	—	—
Year Ended June 30, 2013	23.76	0.18	(f)(g)	2.39	2.57	(0.18)	—	(0.18)
Year Ended June 30, 2012	22.40	0.05	(f)	1.33	1.38	(0.02)	—	(0.02)
November 30, 2010(i) through June 30, 2011	19.94	0.03	(f)	2.43	2.46	—	—	—

Select Class
Six Months Ended December 31, 2015 (Unaudited)	36.92	(0.03	)(f)	0.31	0.28	—	(1.60)	(1.60)
Year Ended June 30, 2015	32.52	(0.04	)(f)	5.06	5.02	—	(0.62)	(0.62)
Year Ended June 30, 2014	25.99	(0.05	)(f)	6.58	6.53	—	—	—
Year Ended June 30, 2013	23.61	0.12	(f)(g)	2.37	2.49	(0.11)	—	(0.11)
Year Ended June 30, 2012	22.31	(0.01	)(f)	1.31	1.30	— (h)	—	— (h)
Year Ended June 30, 2011	15.79	—	(f)(h)	6.52	6.52	—	—	—

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

86	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2015

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)(e)

$35.47	0.77%	$4,722,730	1.05%	(0.32)%		1.25%	15%
36.82	15.40	4,670,460	1.06	(0.28)		1.21	19
32.49	24.91	5,044,428	1.10	(0.34)		1.19	39
26.01	10.40	2,824,115	1.09	0.30	(g)	1.19	47
23.64	5.63	1,660,335	1.09	(0.25)		1.15	28
22.38	41.11	328,012	1.11	(0.19)		1.23	84

30.39	0.51	644,083	1.55	(0.82)		1.69	15
31.86	14.83	600,404	1.56	(0.78)		1.68	19
28.33	24.31	523,972	1.59	(0.85)		1.69	39
22.79	9.80	396,862	1.59	(0.20	)(g)	1.69	47
20.79	5.16	205,723	1.59	(0.75)		1.65	28
19.77	40.31	31,181	1.60	(0.68)		1.71	84

34.85	0.67	219,992	1.30	(0.57)		1.53	15
36.24	15.10	242,550	1.31	(0.53)		1.49	19
32.07	24.59	222,421	1.35	(0.60)		1.44	39
25.74	10.12	191,876	1.34	0.05	(g)	1.45	47
23.44	5.41	85,913	1.34	(0.50)		1.39	28
22.24	40.67	626	1.34	(0.50)		1.42	84

35.98	0.97	1,406,513	0.70	0.02		0.72	15
37.25	15.80	1,394,419	0.70	0.08		0.74	19
32.75	25.38	1,400,112	0.73	0.02		0.74	39
26.12	10.78	1,158,856	0.71	0.69	(g)	0.75	47
23.74	6.10	584,866	0.69	0.16		0.70	28
22.39	41.62	53,668	0.71	0.22		0.76	84

36.09	1.03	3,614,233	0.59	0.15		0.60	15
37.34	15.90	3,220,191	0.62	0.17		0.62	19
32.80	25.43	2,709,590	0.68	0.07		0.69	39
26.15	10.87	2,170,011	0.67	0.72	(g)	0.70	47
23.76	6.15	1,047,184	0.63	0.20		0.64	28
22.40	12.34	30,386	0.63	0.25		0.65	84

35.60	0.85	4,863,013	0.90	(0.17)		0.92	15
36.92	15.60	5,515,626	0.90	(0.12)		0.92	19
32.52	25.13	5,037,737	0.93	(0.18)		0.94	39
25.99	10.58	4,811,907	0.91	0.50	(g)	0.94	47
23.61	5.85	3,320,683	0.89	(0.04)		0.90	28
22.31	41.29	1,463,752	0.91	(0.01)		0.95	84

(g)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $0.02, $(0.09), $(0.04), $0.12, $0.13 and $0.07 for Class A, Class C, Class R2, Class R5, Class R6 and Select Class Shares, respectively, and the net investment income (loss) ratio would have been 0.08%, 0.42)%, (0.17)%, 0.47%, 0.50% and 0.28% for Class A, Class C, Class R2, Class R5, Class R6 and Select Class Shares, respectively.
(h)	Amount rounds to less than $0.01.
(i)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2015	J.P. MORGAN LARGE CAP FUNDS	87

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Large Cap Value Fund
Class A
Six Months Ended December 31, 2015 (Unaudited)	$15.02	$0.09	(f)	$(0.60)	$(0.51)	$(0.08)	$(1.73)	$(1.81)
Year Ended June 30, 2015	16.63	0.17	(f)	0.94	1.11	(0.17)	(2.55)	(2.72)
Year Ended June 30, 2014	13.99	0.17	(f)	3.16	3.33	(0.18)	(0.51)	(0.69)
Year Ended June 30, 2013	11.02	0.14	(f)	2.97	3.11	(0.14)	—	(0.14)
Year Ended June 30, 2012	11.45	0.11	(f)	(0.43)	(0.32)	(0.11)	—	(0.11)
Year Ended June 30, 2011	9.15	0.12	(f)	2.29	2.41	(0.11)	—	(0.11)

Class C
Six Months Ended December 31, 2015 (Unaudited)	14.60	0.06	(f)	(0.59)	(0.53)	(0.05)	(1.73)	(1.78)
Year Ended June 30, 2015	16.25	0.08	(f)	0.92	1.00	(0.10)	(2.55)	(2.65)
Year Ended June 30, 2014	13.70	0.09	(f)	3.08	3.17	(0.11)	(0.51)	(0.62)
Year Ended June 30, 2013	10.80	0.08	(f)	2.91	2.99	(0.09)	—	(0.09)
Year Ended June 30, 2012	11.22	0.05	(f)	(0.41)	(0.36)	(0.06)	—	(0.06)
Year Ended June 30, 2011	8.97	0.06	(f)	2.25	2.31	(0.06)	—	(0.06)

Class R2
Six Months Ended December 31, 2015 (Unaudited)	14.96	0.09	(f)	(0.62)	(0.53)	(0.07)	(1.73)	(1.80)
Year Ended June 30, 2015	16.58	0.13	(f)	0.94	1.07	(0.14)	(2.55)	(2.69)
Year Ended June 30, 2014	13.95	0.13	(f)	3.14	3.27	(0.13)	(0.51)	(0.64)
Year Ended June 30, 2013	10.99	0.11	(f)	2.96	3.07	(0.11)	—	(0.11)
Year Ended June 30, 2012	11.42	0.08	(f)	(0.42)	(0.34)	(0.09)	—	(0.09)
Year Ended June 30, 2011	9.13	0.09	(f)	2.29	2.38	(0.09)	—	(0.09)

Class R5
Six Months Ended December 31, 2015 (Unaudited)	14.93	0.11	(f)	(0.59)	(0.48)	(0.10)	(1.73)	(1.83)
Year Ended June 30, 2015	16.54	0.22	(f)	0.94	1.16	(0.22)	(2.55)	(2.77)
Year Ended June 30, 2014	13.92	0.19	(f)	3.16	3.35	(0.22)	(0.51)	(0.73)
Year Ended June 30, 2013	10.92	0.17	(f)	2.98	3.15	(0.15)	—	(0.15)
Year Ended June 30, 2012	11.34	0.14	(f)	(0.41)	(0.27)	(0.15)	—	(0.15)
Year Ended June 30, 2011	9.07	0.16	(f)	2.26	2.42	(0.15)	—	(0.15)

Class R6
Six Months Ended December 31, 2015 (Unaudited)	14.86	0.18	(f)	(0.65)	(0.47)	(0.11)	(1.73)	(1.84)
Year Ended June 30, 2015	16.48	0.25	(f)	0.91	1.16	(0.23)	(2.55)	(2.78)
Year Ended June 30, 2014	13.87	0.22	(f)	3.13	3.35	(0.23)	(0.51)	(0.74)
Year Ended June 30, 2013	10.92	0.20	(f)	2.94	3.14	(0.19)	—	(0.19)
Year Ended June 30, 2012	11.34	0.15	(f)	(0.42)	(0.27)	(0.15)	—	(0.15)
November 30, 2010(g) through June 30, 2011	10.19	0.10	(f)	1.17	1.27	(0.12)	—	(0.12)

Select Class
Six Months Ended December 31, 2015 (Unaudited)	14.79	0.08	(f)	(0.56)	(0.48)	(0.04)	(1.73)	(1.77)
Year Ended June 30, 2015	16.42	0.19	(f)	0.92	1.11	(0.19)	(2.55)	(2.74)
Year Ended June 30, 2014	13.82	0.19	(f)	3.11	3.30	(0.19)	(0.51)	(0.70)
Year Ended June 30, 2013	10.88	0.16	(f)	2.94	3.10	(0.16)	—	(0.16)
Year Ended June 30, 2012	11.30	0.12	(f)	(0.41)	(0.29)	(0.13)	—	(0.13)
Year Ended June 30, 2011	9.04	0.13	(f)	2.26	2.39	(0.13)	—	(0.13)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.
(g)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

88	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2015

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)(e)

$12.70	(3.14)%	$91,684	0.93%	1.31%	1.11%	97%
15.02	7.44	93,078	0.93	1.07	1.05	143
16.63	24.46	92,161	0.93	1.11	1.06	168
13.99	28.38	35,030	0.94	1.11	1.04	119
11.02	(2.75)	25,789	0.95	1.00	1.06	144
11.45	26.42	25,668	0.97	1.09	1.08	65

12.29	(3.39)	15,130	1.45	0.80	1.61	97
14.60	6.88	14,307	1.45	0.55	1.55	143
16.25	23.78	11,646	1.44	0.59	1.56	168
13.70	27.77	4,890	1.44	0.62	1.54	119
10.80	(3.17)	3,215	1.45	0.50	1.56	144
11.22	25.76	3,186	1.47	0.58	1.58	65

12.63	(3.29)	2,933	1.20	1.22	1.53	97
14.96	7.21	1,074	1.20	0.82	1.40	143
16.58	24.07	455	1.20	0.83	1.30	168
13.95	28.10	378	1.20	0.87	1.29	119
10.99	(2.97)	142	1.20	0.76	1.31	144
11.42	26.15	123	1.21	0.84	1.32	65

12.62	(2.93)	2,190	0.60	1.56	0.61	97
14.93	7.83	4,443	0.58	1.41	0.59	143
16.54	24.81	4,433	0.57	1.30	0.59	168
13.92	28.96	19,410	0.59	1.48	0.60	119
10.92	(2.34)	25,965	0.59	1.36	0.61	144
11.34	26.78	28,479	0.60	1.48	0.63	65

12.55	(2.90)	592,318	0.52	2.65	0.52	97
14.86	7.85	4,145	0.53	1.54	0.53	143
16.48	24.89	50,923	0.54	1.48	0.55	168
13.87	28.94	43,781	0.53	1.52	0.54	119
10.92	(2.30)	11,269	0.54	1.41	0.56	144
11.34	12.50	11,006	0.54	1.48	0.55	65

12.54	(3.04)	18,552	0.76	1.06	0.77	97
14.79	7.56	634,301	0.77	1.22	0.77	143
16.42	24.62	662,936	0.79	1.24	0.80	168
13.82	28.65	591,749	0.78	1.27	0.79	119
10.88	(2.54)	567,551	0.79	1.16	0.81	144
11.30	26.52	597,026	0.80	1.26	0.83	65

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2015	J.P. MORGAN LARGE CAP FUNDS	89

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
U.S. Equity Fund
Class A
Six Months Ended December 31, 2015 (Unaudited)	$14.75	$0.06	(f)	$(0.29)	$(0.23)	$(0.06)	$(0.70)	$(0.76)
Year Ended June 30, 2015	14.92	0.13		1.10	1.23	(0.13)	(1.27)	(1.40)
Year Ended June 30, 2014	12.80	0.11	(f)	3.09	3.20	(0.11)	(0.97)	(1.08)
Year Ended June 30, 2013	10.73	0.13	(f)	2.31	2.44	(0.13)	(0.24)	(0.37)
Year Ended June 30, 2012	10.65	0.10	(f)	0.13	0.23	(0.09)	(0.06)	(0.15)
Year Ended June 30, 2011	8.30	0.08	(f)	2.35	2.43	(0.08)	—	(0.08)
Class C
Six Months Ended December 31, 2015 (Unaudited)	14.40	0.02	(f)	(0.27)	(0.25)	(0.03)	(0.70)	(0.73)
Year Ended June 30, 2015	14.61	0.07		1.06	1.13	(0.07)	(1.27)	(1.34)
Year Ended June 30, 2014	12.56	0.04	(f)	3.03	3.07	(0.05)	(0.97)	(1.02)
Year Ended June 30, 2013	10.55	0.06	(f)	2.26	2.32	(0.07)	(0.24)	(0.31)
Year Ended June 30, 2012	10.47	0.04	(f)	0.15	0.19	(0.05)	(0.06)	(0.11)
Year Ended June 30, 2011	8.18	0.03	(f)	2.31	2.34	(0.05)	—	(0.05)
Class R2
Six Months Ended December 31, 2015 (Unaudited)	14.66	0.04	(f)	(0.29)	(0.25)	(0.04)	(0.70)	(0.74)
Year Ended June 30, 2015	14.84	0.10		1.09	1.19	(0.10)	(1.27)	(1.37)
Year Ended June 30, 2014	12.74	0.07	(f)	3.08	3.15	(0.08)	(0.97)	(1.05)
Year Ended June 30, 2013	10.69	0.10	(f)	2.29	2.39	(0.10)	(0.24)	(0.34)
Year Ended June 30, 2012	10.62	0.07	(f)	0.13	0.20	(0.07)	(0.06)	(0.13)
Year Ended June 30, 2011	8.29	0.05	(f)	2.35	2.40	(0.07)	—	(0.07)
Class R5
Six Months Ended December 31, 2015 (Unaudited)	14.80	0.09	(f)	(0.29)	(0.20)	(0.09)	(0.70)	(0.79)
Year Ended June 30, 2015	14.96	0.19		1.11	1.30	(0.19)	(1.27)	(1.46)
Year Ended June 30, 2014	12.82	0.16	(f)	3.11	3.27	(0.16)	(0.97)	(1.13)
Year Ended June 30, 2013	10.75	0.17	(f)	2.31	2.48	(0.17)	(0.24)	(0.41)
Year Ended June 30, 2012	10.66	0.14	(f)	0.14	0.28	(0.13)	(0.06)	(0.19)
Year Ended June 30, 2011	8.31	0.12	(f)	2.34	2.46	(0.11)	—	(0.11)
Class R6
Six Months Ended December 31, 2015 (Unaudited)	14.82	0.10	(f)	(0.30)	(0.20)	(0.09)	(0.70)	(0.79)
Year Ended June 30, 2015	14.98	0.20		1.10	1.30	(0.19)	(1.27)	(1.46)
Year Ended June 30, 2014	12.83	0.17	(f)	3.11	3.28	(0.16)	(0.97)	(1.13)
Year Ended June 30, 2013	10.76	0.17	(f)	2.31	2.48	(0.17)	(0.24)	(0.41)
Year Ended June 30, 2012	10.67	0.14	(f)	0.14	0.28	(0.13)	(0.06)	(0.19)
November 30, 2010(g) through June 30, 2011	9.59	0.07	(f)	1.10	1.17	(0.09)	—	(0.09)
Institutional Class
Six Months Ended December 31, 2015 (Unaudited)	14.79	0.08	(f)	(0.29)	(0.21)	(0.08)	(0.70)	(0.78)
Year Ended June 30, 2015	14.96	0.19		1.09	1.28	(0.18)	(1.27)	(1.45)
Year Ended June 30, 2014	12.82	0.16	(f)	3.10	3.26	(0.15)	(0.97)	(1.12)
Year Ended June 30, 2013	10.75	0.16	(f)	2.31	2.47	(0.16)	(0.24)	(0.40)
Year Ended June 30, 2012	10.66	0.13	(f)	0.14	0.27	(0.12)	(0.06)	(0.18)
Year Ended June 30, 2011	8.31	0.11	(f)	2.35	2.46	(0.11)	—	(0.11)
Select Class
Six Months Ended December 31, 2015 (Unaudited)	14.78	0.06	(f)	(0.28)	(0.22)	(0.07)	(0.70)	(0.77)
Year Ended June 30, 2015	14.94	0.16		1.11	1.27	(0.16)	(1.27)	(1.43)
Year Ended June 30, 2014	12.80	0.13	(f)	3.10	3.23	(0.12)	(0.97)	(1.09)
Year Ended June 30, 2013	10.74	0.15	(f)	2.30	2.45	(0.15)	(0.24)	(0.39)
Year Ended June 30, 2012	10.65	0.12	(f)	0.14	0.26	(0.11)	(0.06)	(0.17)
Year Ended June 30, 2011	8.30	0.10	(f)	2.34	2.44	(0.09)	—	(0.09)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.

SEE NOTES TO FINANCIAL STATEMENTS.

90	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2015

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)(e)

$13.76	(1.50)%	$1,426,621	0.94%	0.82%	1.12%	38%
14.75	8.70	1,399,208	0.95	0.92	1.10	79
14.92	25.90	1,172,752	0.97	0.77	1.05	73
12.80	23.14	874,571	0.97	1.06	1.06	88
10.73	2.27	662,367	0.97	0.93	1.08	83
10.65	29.29	426,536	0.97	0.81	1.07	69

13.42	(1.70)	281,934	1.44	0.32	1.58	38
14.40	8.15	253,608	1.45	0.41	1.57	79
14.61	25.30	175,265	1.47	0.28	1.55	73
12.56	22.43	110,837	1.46	0.56	1.56	88
10.55	1.83	75,962	1.47	0.43	1.58	83
10.47	28.56	57,089	1.48	0.30	1.57	69

13.67	(1.63)	194,007	1.19	0.57	1.45	38
14.66	8.45	178,272	1.20	0.67	1.41	79
14.84	25.61	126,549	1.22	0.53	1.30	73
12.74	22.81	72,664	1.22	0.81	1.31	88
10.69	2.00	31,686	1.22	0.68	1.32	83
10.62	28.96	8,533	1.22	0.51	1.32	69

13.81	(1.30)	929,652	0.56	1.28	0.61	38
14.80	9.13	496,102	0.57	1.30	0.62	79
14.96	26.45	441,628	0.59	1.16	0.60	73
12.82	23.52	455,939	0.59	1.45	0.61	88
10.75	2.72	335,220	0.59	1.32	0.63	83
10.66	29.66	153,501	0.59	1.27	0.61	69

13.83	(1.27)	4,545,278	0.50	1.33	0.50	38
14.82	9.17	2,976,379	0.51	1.35	0.52	79
14.98	26.57	2,392,416	0.54	1.21	0.55	73
12.83	23.56	1,379,173	0.54	1.47	0.56	88
10.76	2.76	1,114,492	0.54	1.38	0.57	83
10.67	12.17	549,478	0.54	1.15	0.57	69

13.80	(1.33)	4,754,046	0.61	1.14	0.66	38
14.79	9.01	4,932,896	0.62	1.25	0.66	79
14.96	26.41	4,178,050	0.64	1.12	0.65	73
12.82	23.48	1,214,707	0.64	1.36	0.67	88
10.75	2.67	610,670	0.64	1.25	0.68	83
10.66	29.60	500,991	0.64	1.16	0.66	69

13.79	(1.44)	1,093,389	0.76	0.87	0.79	38
14.78	8.92	2,375,538	0.77	1.08	0.79	79
14.94	26.21	2,288,734	0.79	0.94	0.80	73
12.80	23.22	3,874,926	0.79	1.24	0.81	88
10.74	2.52	3,617,633	0.79	1.12	0.83	83
10.65	29.47	3,129,167	0.79	1.00	0.82	69

(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.
(g)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2015	J.P. MORGAN LARGE CAP FUNDS	91

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2015 (Unaudited)

1. Organization

JPMorgan Trust I (“JPM I”) and JPMorgan Trust II (“JPM II”) (collectively, the “Trusts”) were formed on November 12, 2004, as Delaware statutory trusts, pursuant to Declarations of Trust dated November 5, 2004 and are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-end management investment companies.

The following are 9 separate funds of the Trusts (collectively, the “Funds”) covered by this report:

	Classes Offered	Trust	Diversified/Non-Diversified
Disciplined Equity Fund	Class A, Class R6, Institutional Class and Select Class	JPM I	Diversified
Dynamic Growth Fund	Class A, Class C, Class R5 and Select Class	JPM I	Non-Diversified
Equity Focus Fund	Class A, Class C and Select Class	JPM I	Non-Diversified
Equity Income Fund	Class A, Class C, Class R2, Class R5, Class R6 and Select Class	JPM II	Diversified
Growth and Income Fund	Class A, Class C, Class R2*, Class R5*, Class R6* and Select Class	JPM I	Diversified
Hedged Equity Fund	Class A, Class C, Class R5, Class R6 and Select Class	JPM I	Diversified
Large Cap Growth Fund	Class A, Class C, Class R2, Class R5, Class R6 and Select Class	JPM II	Diversified
Large Cap Value Fund	Class A, Class C, Class R2, Class R5, Class R6 and Select Class	JPM II	Diversified
U.S. Equity Fund	Class A, Class C, Class R2, Class R5, Class R6, Institutional Class and Select Class	JPM I	Diversified

*	Class R2, Class R5 and Class R6 Shares commenced operation on November 2, 2015 for Growth and Income Fund.

The investment objective of Disciplined Equity Fund is to seek to provide a consistently high total return from a broadly diversified portfolio of equity securities with risk characteristics similar to the Standard and Poor’s 500 Composite Stock Price Index.

The investment objective of Dynamic Growth Fund is to seek long-term capital growth.

The investment objective of Equity Focus Fund and Large Cap Growth Fund is to seek long-term capital appreciation.

The investment objective of Equity Income Fund is to seek capital appreciation and current income.

The investment objective of Growth and Income Fund is to seek to provide capital growth over the long-term and to earn income from dividends.

The investment objective of Hedged Equity Fund is to seek to provide capital appreciation.

The investment objective of Large Cap Value Fund is to seek capital appreciation with the incidental goal of achieving current income by investing primarily in equity securities.

The investment objective of U.S. Equity Fund is to seek to provide high total return from a portfolio of selected equity securities.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to Class R2, Class R5, Class R6, Institutional Class and Select Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different transfer agency, sub-transfer agency, distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectus.

On June 19, 2015, all remaining Class B Shares converted to Class A Shares of the same Fund. Prior to June 19, 2015, Class B Shares automatically converted to Class A Shares after eight years and provided for a CDSC.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The Funds are investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — The valuation of investments is in accordance with GAAP and the Funds’ valuation policies set forth by and under the supervision and responsibility of the Board of Trustees (the “Board”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at such unadjusted quoted prices and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.

JPMorgan Funds Management, Inc. (the “Administrator”) has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Board with the oversight and monitoring of the valuation of the Funds’ investments. The Administrator implements the valuation policies of the Funds’ investments, as directed by the Board. The AVC oversees and carries out the policies for the valuation of investments held in the Funds. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight, including but not limited to con-

92	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2015

sideration of macro or security specific events, market events and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis with the AVC and the Board.

Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset values (“NAV”) of the Funds are calculated on a valuation date. Investments in open-end investment companies (the “Underlying Funds”) are valued at each Underlying Fund’s NAV per share as of the report date.

A market-based approach is primarily used to value the Funds’ investments. Investments for which market quotations are not readily available are fair valued by approved affiliated and unaffiliated pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”) or may be internally fair valued using methods set forth by the valuation policies approved by the Board. This may include related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may be used in which the anticipated future cash flows of the investment are discounted to calculate the fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used, had a ready market for the investments existed, and such differences could be material.

Fixed income instruments are valued based on prices received from Pricing Services. The Pricing Services use multiple valuation techniques to determine the valuation of fixed income instruments. In instances where sufficient market activity exists, the Pricing Services may utilize a market-based approach through which trades or quotes from market makers are used to determine the valuation of these instruments. In instances where sufficient market activity may not exist, the Pricing Services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or market characteristics in order to estimate the relevant cash flows, which are then discounted to calculate the fair values.

Futures and options are generally valued on the basis of available market quotations.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the valuation of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•

Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Funds’ assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

The following tables represent each valuation input as presented on the Schedules of Portfolio Investments (“SOIs”) (amounts in thousands):

Disciplined Equity Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$8,182,987	$13,878	$—	$8,196,865

Appreciation in Other Financial Instruments
Futures Contracts	$1,382	$—	$—	$1,382

Dynamic Growth Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (b)	$370,271	$—	$—	$370,271

Equity Focus Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (b)	$84,845	$—	$—	$84,845

DECEMBER 31, 2015	J.P. MORGAN LARGE CAP FUNDS	93

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2015 (Unaudited) (continued)

Equity Income Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Total Investments in Securities (b)	$10,533,653	$—	$—		$10,533,653

Growth and Income Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Total Investments in Securities (b)	$537,891	$—	$—		$537,891

Hedged Equity Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Total Investments in Securities (a)	$256,132	$539	$—		$256,671

Appreciation in Other Financial Instruments
Futures Contracts	$18	$—	$—		$18

Depreciation in Other Financial Instruments
Options Written
Call Options Written	$(2,763)	$—	$—		$(2,763)
Put Options Written	(860)	—	—		(860)

Total Depreciation in Other Financial Instruments	$(3,623)	$—	$—		$(3,623)

Large Cap Growth Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Total Investments in Securities (b)	$15,848,499	$—	$—		$15,848,499

Large Cap Value Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Investments in Securities
Common Stocks
Consumer Discretionary	$143,673	$—	$—		$143,673
Consumer Staples	7,668	—	—		7,668
Energy	53,687	—	—		53,687
Financials	189,066	—	—		189,066
Health Care	99,531	—	—		99,531
Industrials	66,062	—	—		66,062
Information Technology	64,925	—	—		64,925
Materials	23,882	—	—		23,882
Telecommunication Services	16,765	—	—		16,765
Utilities	41,337	—	—		41,337

Total Common Stocks	706,596	—	—		706,596

Warrant
Financials	—	—	—	(c)	— (c)
Short-Term Investment
Investment Company	27,932	—	—		27,932

Total Investments in Securities	$734,528	$—	$—	(c)	734,528

94	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2015

U.S. Equity Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Investments in Securities
Common Stocks
Consumer Discretionary	$2,031,095	$—	$—		$2,031,095
Consumer Staples	807,480	—	—		807,480
Energy	834,331	—	—		834,331
Financials	2,248,574	—	—		2,248,574
Health Care	2,086,082	—	—		2,086,082
Industrials	1,286,491	—	—		1,286,491
Information Technology	3,033,256	—	—		3,033,256
Materials	307,421	—	—		307,421
Telecommunication Services	123,283	—	—		123,283
Utilities	266,650	—	—		266,650

Total Common Stocks	13,024,663	—	—		13,024,663

Warrant
Financials	—	—	—	(c)	—	(c)
Short-Term Investment
Investment Company	188,412	—	—		188,412

Total Investments in Securities	$13,213,075	$—	$—	(c)	$13,213,075

Appreciation in Other Financial Instruments
Futures Contracts	$1,137	$—	$—		$1,137

(a)	All portfolio holdings designated as Level 1 and Level 2 are disclosed individually on the SOIs. Level 2 consists of a U.S. Treasury Bill that is held for futures collateral. Please refer to the SOIs for industry specifics of portfolio holdings.
(b)	All portfolio holdings designated as Level 1 are disclosed individually on the SOIs. Please refer to the SOIs for industry specifics of portfolio holdings.
(c)	Value is zero.

There were no transfers among any levels during the six months ended December 31, 2015.

B. Futures Contracts — Disciplined Equity Fund, Hedged Equity Fund and U.S. Equity Fund used index futures contracts to gain or reduce exposure to the stock market, maintain liquidity or minimize transaction costs. The Funds also bought futures contracts to invest incoming cash in the market or sold futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Funds are required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Funds periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as Change in net unrealized appreciation/depreciation on the Statements of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported on the Statements of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated on the SOIs and cash deposited is recorded on the Statements of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statements of Assets and Liabilities.

The use of futures contracts exposes the Funds to equity price risk. The Funds may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Funds to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Funds to unlimited risk of loss. The Funds may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Funds’ credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.

DECEMBER 31, 2015	J.P. MORGAN LARGE CAP FUNDS	95

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2015 (Unaudited) (continued)

The table below discloses the volume of the Funds’ futures contracts activity during the six months ended December 31, 2015 (amounts in thousands):

	Disciplined Equity Fund	Hedged Equity Fund	U.S. Equity Fund
Futures Contracts:
Average Notional Balance Long	$113,658	$2,931	$59,995
Ending Notional Balance Long	94,951	3,867	98,819

The Funds’ futures contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).

C. Options — Hedged Equity Fund purchased and sold (“wrote”) put and call options on indices to manage and hedge equity risk within its portfolio. A purchaser of a put option has the right, but not the obligation, to sell the underlying instrument at an agreed upon price (“strike price”) to the option seller. A purchaser of a call option has the right, but not the obligation, to purchase the underlying instrument at the strike price from the option seller.

Options Purchased — Premiums paid by the Fund for options purchased are included on the Statements of Assets and Liabilities as an investment. The option is adjusted daily to reflect the current market value of the option and the change is recorded as Change in net unrealized appreciation/depreciation of Investments in non-affiliates on the Statements of Operations. If the option is allowed to expire, the Fund will lose the entire premium it paid and record a loss for the premium amount. Premiums paid for options purchased which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) or cost basis of the underlying investment.

Options Written — Premiums received by the Fund for options written are included on the Statements of Assets and Liabilities as a liability. The amount of the liability is adjusted daily to reflect the current market value of the option written and the change in market value is recorded as change in net unrealized appreciation/depreciation. Premiums received from options written that expire are treated as realized gains. If a written option is closed, the Fund records a realized gain or loss on options written based on whether the cost of the closing transaction exceeds the premium received. If a call option is exercised by the option buyer, the premium received by the Fund is added to the proceeds from the sale of the underlying security to the option buyer and compared to the cost of the closing transaction to determine whether there has been a realized gain or loss. If a put option is exercised by an option buyer, the premium received by the option seller reduces the cost basis of the purchased security.

The Fund pledges collateral to the counterparty in the form of securities for options written. Securities designated as collateral are denoted on the SOI.

Written uncovered call options subject the Fund to unlimited risk of loss. Written covered call options limit the upside potential of a security above the strike price. Written put options subject the Fund to risk of loss if the value of the security declines below the exercise price minus the put premium.

The Fund is not subject to credit risk on options written as the counterparty has already performed its obligation by paying the premium at the inception of the contract.

Transactions in options written during the six months ended December 31, 2015 were as follows (amounts in thousands except for number of contracts):

	Options
	Number of Contracts	Premiums Received
Options outstanding at June 30, 2015	1,956	$3,319
Options written	5,783	10,608
Options expired	(3,682)	(4,945)
Options closed	(1,601)	(5,367)

Options outstanding at December 31, 2015	2,456	$3,615

The Fund’s exchange traded options contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).

The table below discloses the volume of the Fund’s options contracts activity during the six months ended December 31, 2015:

Exchange-Traded Options:
Average Number of Contracts Purchased	1,169
Average Number of Contracts Written	2,338
Ending Number of Contracts Purchased	1,228
Ending Number of Contracts Written	2,456

96	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2015

D. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income net of foreign taxes withheld, if any, is recorded on the ex-dividend date or when a Fund first learns of the dividend.

To the extent such information is publicly available, the Funds record distributions received in excess of income earned from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Funds adjust the estimated amounts of the components of distributions (and consequently their net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

E. Allocation of Income and Expenses — Expenses directly attributable to a fund are charged directly to that fund, while the expenses attributable to more than one fund of the Trusts are allocated among the respective funds. In calculating the NAV of each class, investment income, realized and unrealized gains and losses and expenses, other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

Transfer agent fees and sub-transfer agent fees are class-specific expenses. The amount of the transfer agent fees and sub-transfer agent fees charged to each class of the Funds for the six months ended December 31, 2015 are as follows (amounts in thousands):

	Class A		Class C		Class R2		Class R5		Class R6		Institutional Class	Select Class		Total
Disciplined Equity Fund
Transfer agent fees	$13		n/a		n/a		n/a		$22		$6	$5		$46
Sub-transfer agent fees	310		n/a		n/a		n/a		—		175	79		564
Dynamic Growth Fund
Transfer agent fees	2		$1		n/a		$4		n/a		n/a	3		10
Sub-transfer agent fees	39		5		n/a		2		n/a		n/a	10		56
Equity Focus Fund
Transfer agent fees	—	(a)	—	(a)	n/a		n/a		n/a		n/a	2		2
Sub-transfer agent fees	1		—	(a)	n/a		n/a		n/a		n/a	—	(a)	1
Equity Income Fund
Transfer agent fees	82		30		$5		4		6		n/a	30		157
Sub-transfer agent fees	1,374		381		43		199		—		n/a	1,176		3,173
Growth and Income Fund
Transfer agent fees	109		2		—	(a)	—	(a)	—	(a)	n/a	4		115
Sub-transfer agent fees	93		8		—		—		—		n/a	12		113
Hedged Equity Fund
Transfer agent fees	1		—	(a)	n/a		—	(a)	—	(a)	n/a	5		6
Sub-transfer agent fees	60		1		n/a		—		—		n/a	17		78
Large Cap Growth Fund
Transfer agent fees	225		16		8		11		22		n/a	37		319
Sub-transfer agent fees	3,361		242		206		443		—		n/a	1,877		6,129
Large Cap Value Fund
Transfer agent fees	27		2		1		—	(a)	8		n/a	3		41
Sub-transfer agent fees	16		5		2		—	(a)	—		n/a	8		31
U.S. Equity Fund
Transfer agent fees	56		7		3		5		15		64	18		168
Sub-transfer agent fees	769		100		184		187		—		1,490	387		3,117

(a)	Amount rounds to less than $1,000.

F. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Funds’ tax positions for all open tax years and has determined that as of December 31, 2015, no liability for income tax is required in the Funds’ financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each of the Funds’ Federal tax returns for the prior three fiscal years, or since inception if shorter, remains subject to examination by the Internal Revenue Service.

G. Foreign Taxes — The Funds may be subject to foreign taxes on income, gains on investments or currency purchases/repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest.

DECEMBER 31, 2015	J.P. MORGAN LARGE CAP FUNDS	97

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2015 (Unaudited) (continued)

H. Distributions to Shareholders — Distributions from net investment income are generally declared and paid quarterly, except for Dynamic Growth Fund and Equity Focus Fund, for which distributions are generally declared and paid annually, and Equity Income Fund, for which distributions are generally declared and paid monthly. Distributions are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreements, J.P. Morgan Investment Management, Inc. (the “Adviser”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), supervises the investments of each Fund and for such services is paid a fee. The fee is accrued daily and paid monthly based on each Fund’s average daily net assets. The annual rate for each Fund is as follows:

Disciplined Equity Fund	0.25%
Dynamic Growth Fund	0.60
Equity Focus Fund	0.65
Equity Income Fund	0.40
Growth and Income Fund	0.40
Hedged Equity Fund	0.25
Large Cap Growth Fund	0.50
Large Cap Value Fund	0.40
U.S. Equity Fund	0.40

The Adviser waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to an Administration Agreements, the Administrator, an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex covered by the Administration Agreements (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the six months ended December 31, 2015, the effective annualized rate was 0.08% of each Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

The Administrator waived Administration fees as outlined in Note 3.F.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Funds’ sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trusts’ exclusive underwriter and promotes and arranges for the sale of each Fund’s shares.

The Board has adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class C and Class R2 Shares of the Funds, as applicable, in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to the Distributor, at annual rates of the average daily net assets as shown in the table below:

	Class A	Class C	Class R2
Disciplined Equity Fund	0.25%	n/a	n/a
Dynamic Growth Fund	0.25	0.75%	n/a
Equity Focus Fund	0.25	0.75	n/a
Equity Income Fund	0.25	0.75	0.50%
Growth and Income Fund	0.25	0.75	0.50%
Hedged Equity Fund	0.25	0.75	n/a
Large Cap Growth Fund	0.25	0.75	0.50
Large Cap Value Fund	0.25	0.75	0.50
U.S. Equity Fund	0.25	0.75	0.50

98	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2015

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the six months ended December 31, 2015, the Distributor retained the following amounts (in thousands):

	Front-End Sales Charge	CDSC
Disciplined Equity Fund	$9	—
Dynamic Growth Fund	55	—
Equity Focus Fund	1	—
Equity Income Fund	546	3
Growth and Income Fund	13	—	(a)
Hedged Equity Fund	4	—
Large Cap Growth Fund	204	1
Large Cap Value Fund	8	—	(a)
U.S. Equity Fund	96	1

(a)	Amount rounds to less than $1,000.

D. Shareholder Servicing Fees — The Trusts, on behalf of the Funds, have entered into Shareholder Servicing Agreements with the Distributor under which the Distributor provides certain support services to the shareholders. The Class R6 Shares do not participate in the Shareholder Servicing Agreement. For performing these services, the Distributor receives a fee that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class A	Class C	Class R2	Class R5	Institutional Class	Select Class
Disciplined Equity Fund	0.25%	n/a	n/a	n/a	0.10%	0.25%
Dynamic Growth Fund	0.25	0.25%	n/a	0.05%	n/a	0.25
Equity Focus Fund	0.25	0.25	n/a	n/a	n/a	0.25
Equity Income Fund	0.25	0.25	0.25%	0.05	n/a	0.25
Growth and Income Fund	0.25	0.25	0.25	0.05	n/a	0.25
Hedged Equity Fund	0.25	0.25	n/a	0.05	n/a	0.25
Large Cap Growth Fund	0.25	0.25	0.25	0.05	n/a	0.25
Large Cap Value Fund	0.25	0.25	0.25	0.05	n/a	0.25
U.S. Equity Fund	0.25	0.25	0.25	0.05	0.10	0.25

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Funds. For these services, the Funds pay JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees on the Statements of Operations. Payments to the custodian may be reduced by credits earned by each Fund, based on uninvested cash balances held by the custodian. Such earnings credits, if any, are presented separately on the Statements of Operations.

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Statements of Operations.

F. Waivers and Reimbursements — The Adviser, Administrator and/or Distributor have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses other than certain money market fund fees as

DECEMBER 31, 2015	J.P. MORGAN LARGE CAP FUNDS	99

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2015 (Unaudited) (continued)

described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation and extraordinary expenses) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A		Class C		Class R2	Class R5	Class R6	Institutional Class	Select Class
Disciplined Equity Fund	0.85%		n/a		n/a	n/a	0.35%	0.45%	0.60%
Dynamic Growth Fund	1.19		1.69%		n/a	0.74%	n/a	n/a	0.94
Equity Focus Fund	1.25		1.75		n/a	n/a	n/a	n/a	1.00
Equity Income Fund	1.04		1.54		1.29%	0.59	0.54	n/a	0.79
Growth and Income Fund	1.04	*	1.54	*	1.29	0.59	0.54	n/a	0.79	*
Hedged Equity Fund	0.85		1.35		n/a	0.40	0.35	n/a	0.60
Large Cap Growth Fund	1.05		1.55		1.30	0.70	0.65	n/a	0.90
Large Cap Value Fund	0.93		1.45		1.20	0.60	0.55	n/a	0.80
U.S. Equity Fund	0.94		1.44		1.19	0.56	0.51	0.61	0.76

*	Prior to November 1, 2015, the contractual expense limitation for Growth and Income Fund was 1.30%, 1.80%, and 0.90% for Class A, Class C and Select Class Shares respectively.

Except as noted above, the expense limitation agreements were in effect for the six months ended December 31, 2015. The contractual expense limitation percentages in the table above are in place until at least October 31, 2016.

For the six months ended December 31, 2015, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expect the Funds to repay any such waived fees and reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory	Administration	Shareholder Servicing	Total	Contractual Reimbursements
Disciplined Equity Fund	$—	$—	$527	$527	$—
Dynamic Growth Fund	56	37	44	137	—
Equity Focus Fund	34	23	1	58	—
Equity Income Fund	19	—	1,409	1,428	2
Growth and Income Fund	—	—	60	60	—
Hedged Equity Fund	78	52	51	181	—	(a)
Large Cap Growth Fund	29	—	5,967	5,996	—
Large Cap Value Fund	1	—	98	99	1
U.S. Equity Fund	24	—	3,258	3,282	9

(a)	Amount rounds to less than $1,000.

Additionally, the Funds may invest in one or more money market funds advised by the Adviser or its affiliates (affiliated money market funds). Effective November 1, 2015, the Adviser, Administrator and/or Distributor, as shareholder servicing agent, have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market fund on the applicable Funds’ investment in such affiliated money market fund. Prior to November 1, 2015, a portion of the waiver was voluntary.

The amounts of waivers resulting from investments in these money market funds for the six months ended December 31, 2015 were as follows (amounts in thousands):

Disciplined Equity Fund Dynamic Growth Fund	$149 —	(a)
Equity Focus Fund	2
Equity Income Fund	306
Growth and Income Fund	9
Hedged Equity Fund	4
Large Cap Growth Fund	469
Large Cap Value Fund	16
U.S. Equity Fund	152

(a)	Amount rounds to less than $1,000.

G. Other — Certain officers of the Trusts are affiliated with the Adviser, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board appointed a Chief Compliance Officer to the Funds in accordance with Federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the Statements of Operations.

100	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2015

The Trusts adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the six months ended December 31, 2015, the Funds may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Adviser.

The Funds may use related party broker-dealers. For the six months ended December 31, 2015, the Funds incurred brokerage commissions with broker dealers affiliated with the Adviser as follows (amounts in thousands):

Disciplined Equity Fund	$—	(a)
Equity Income Fund	1
Large Cap Growth Fund	—	(a)
U.S. Equity Fund	2

(a)	Amount rounds to less than $1,000.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

4. Investment Transactions

During the six months ended December 31, 2015, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
Disciplined Equity Fund	$5,904,766	$5,092,341
Dynamic Growth Fund	105,543	93,480
Equity Focus Fund	17,059	17,141
Equity Income Fund	1,626,298	1,046,916
Growth and Income Fund	129,891	108,790
Hedged Equity Fund	103,670	52,908
Large Cap Growth Fund	2,411,419	2,342,603
Large Cap Value Fund	694,607	697,338
U.S. Equity Fund	5,578,064	4,833,494

During the six months ended December 31, 2015, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of investment securities held at December 31, 2015 were as follows (amounts in thousands):

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Disciplined Equity Fund	$7,718,365	$717,581	$239,081	$478,500
Dynamic Growth Fund	283,730	90,895	4,354	86,541
Equity Focus Fund	76,016	12,775	3,946	8,829
Equity Income Fund	9,058,105	1,703,333	227,785	1,475,548
Growth and Income Fund	414,129	133,938	10,176	123,762
Hedged Equity Fund	245,586	21,668	10,583	11,085
Large Cap Growth Fund	10,157,668	5,815,951	125,120	5,690,831
Large Cap Value Fund	669,922	86,623	22,017	64,606
U.S. Equity Fund	10,296,439	3,243,005	326,369	2,916,636

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized by the Funds after June 30, 2011 are carried forward indefinitely, and retain their character as short-term and/or long-term losses. Prior to the Act, net capital losses incurred by the Funds were carried forward for eight years and treated as short-term losses. The Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

At June 30, 2015, the following Fund had the following pre-enactment net capital loss carryforwards, expiring during the year indicated, which are available to offset future realized gains (amounts in thousands):

	2017	Total
Large Cap Value Fund	$3,275	$3,275

DECEMBER 31, 2015	J.P. MORGAN LARGE CAP FUNDS	101

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2015 (Unaudited) (continued)

At June 30, 2015, the following Fund had post-enactment net capital loss carryforwards (amounts in thousands):

	Post-enactment net capital loss
	Short-Term	Long-Term
Hedged Equity Fund	$216	$1,263

At June 30, 2015, Disciplined Equity Fund, Dynamic Growth Fund, Equity Focus Fund, Equity Income Fund, Growth and Income Fund, Large Cap Growth Fund and U.S. Equity Fund did not have any net capital loss carryforwards.

6. Borrowings

The Funds rely upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPM II and may be relied upon by the Funds because the Funds and the series of JPM II are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trusts and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 7, 2016.

The Funds had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at December 31, 2015 or at anytime during the six months then ended.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

As of December 31, 2015, an affiliate of the Adviser had investment discretion with respect to its clients’ holdings in the Funds, which collectively represent the following percentage of each Fund’s net assets:

% of the fund
Equity Focus Fund	91.6%
Equity Income Fund	11.7
Growth and Income Fund	22.0
U.S. Equity Fund	23.8

As of December 31, 2015, J.P. Morgan Investor Funds and JPMorgan SmartRetirement Funds, which are affiliated funds of funds, owned in the aggregate shares representing more than 10% of the net assets of the Funds as follows:

	J.P. Morgan Investor Funds	JPMorgan SmartRetirement Funds
Disciplined Equity Fund	n/a	67.8%
Dynamic Growth Fund	65.1%	n/a
Large Cap Value Fund	81.4	n/a
U.S. Equity Fund	10.1	14.9

As of December 31, 2015, Dynamic Growth Fund, Hedged Equity Fund and Large Cap Growth Fund each had shareholders, which are accounts maintained by financial intermediaries on behalf of their clients, that collectively owned shares representing the following percentage of each applicable Fund’s net assets:

	Number of Shareholders	% of the Fund
Dynamic Growth Fund	2	22.8%
Hedged Equity Fund	3	64.3
Large Cap Growth Fund	1	10.6

Significant shareholder transactions by these shareholders may impact the Funds’ performance.

102	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2015

8. Redemptions in-kind

During the year ended June 30, 2015, a Select Class shareholder sold its shares of U.S. Equity Fund. The portfolio securities were delivered primarily by means of a redemption in-kind in exchange for shares of the Fund. Cash and portfolio securities were transferred as of close of business on the date and at the market value listed below (amounts in thousands):

March 23, 2015	Value		Realized Gains (Losses)	Type
Select Class	$1,011,282	*	$54,362	Redemptions in-kind

*	This amount includes cash of approximately $15,300,000 associated with the redemption in-kind.

DECEMBER 31, 2015	J.P. MORGAN LARGE CAP FUNDS	103

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, July 1, 2015 and continued to hold your shares at the end of the reporting period, December 31, 2015.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value July 1, 2015	Ending Account Value December 31, 2015	Expenses Paid During the Period*	Annualized Expense Ratio
Disciplined Equity Fund
Class A
Actual	$1,000.00	$952.20	$4.17	0.85%
Hypothetical	1,000.00	1,020.86	4.32	0.85
Class R6
Actual	1,000.00	954.00	1.67	0.34
Hypothetical	1,000.00	1,023.43	1.73	0.34
Institutional Class
Actual	1,000.00	953.90	2.21	0.45
Hypothetical	1,000.00	1,022.87	2.29	0.45
Select Class
Actual	1,000.00	953.20	2.95	0.60
Hypothetical	1,000.00	1,022.12	3.05	0.60

Dynamic Growth Fund
Class A
Actual	1,000.00	1,034.10	6.08	1.19
Hypothetical	1,000.00	1,019.15	6.04	1.19
Class C
Actual	1,000.00	1,031.80	8.63	1.69
Hypothetical	1,000.00	1,016.64	8.57	1.69
Class R5
Actual	1,000.00	1,036.40	3.79	0.74
Hypothetical	1,000.00	1,021.42	3.76	0.74
Select Class
Actual	1,000.00	1,035.40	4.81	0.94
Hypothetical	1,000.00	1,020.41	4.77	0.94

104	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2015

	Beginning Account Value July 1, 2015	Ending Account Value December 31, 2015	Expenses Paid During the Period*	Annualized Expense Ratio
Equity Focus Fund
Class A
Actual	$1,000.00	$1,018.40	$6.34	1.25%
Hypothetical	1,000.00	1,018.85	6.34	1.25
Class C
Actual	1,000.00	1,016.20	8.87	1.75
Hypothetical	1,000.00	1,016.34	8.87	1.75
Select Class
Actual	1,000.00	1,019.70	5.08	1.00
Hypothetical	1,000.00	1,020.11	5.08	1.00

Equity Income Fund
Class A
Actual	1,000.00	988.60	5.20	1.04
Hypothetical	1,000.00	1,019.91	5.28	1.04
Class C
Actual	1,000.00	985.90	7.69	1.54
Hypothetical	1,000.00	1,017.39	7.81	1.54
Class R2
Actual	1,000.00	986.80	6.44	1.29
Hypothetical	1,000.00	1,018.65	6.55	1.29
Class R5
Actual	1,000.00	990.30	2.95	0.59
Hypothetical	1,000.00	1,022.17	3.00	0.59
Class R6
Actual	1,000.00	990.70	2.50	0.50
Hypothetical	1,000.00	1,022.62	2.54	0.50
Select Class
Actual	1,000.00	989.30	3.95	0.79
Hypothetical	1,000.00	1,021.17	4.01	0.79

Growth and Income Fund
Class A
Actual	1,000.00	983.30	5.43	1.09
Hypothetical	1,000.00	1,019.66	5.53	1.09
Class C
Actual	1,000.00	980.90	7.87	1.58
Hypothetical	1,000.00	1,017.19	8.01	1.58
Class R2
Actual	1,000.00	970.40	2.03	1.28
Hypothetical	1,000.00	1,018.70	6.50	1.28
Class R5
Actual	1,000.00	971.50	0.94	0.59
Hypothetical	1,000.00	1,022.17	3.00	0.59
Class R6
Actual	1,000.00	971.70	0.84	0.53
Hypothetical	1,000.00	1,022.47	2.69	0.53
Select Class
Actual	1,000.00	984.40	4.19	0.84
Hypothetical	1,000.00	1,020.91	4.27	0.84

Hedged Equity Fund
Class A
Actual	1,000.00	976.90	4.22	0.85
Hypothetical	1,000.00	1,020.86	4.32	0.85
Class C
Actual	1,000.00	974.50	6.70	1.35
Hypothetical	1,000.00	1,018.35	6.85	1.35

DECEMBER 31, 2015	J.P. MORGAN LARGE CAP FUNDS	105

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value July 1, 2015	Ending Account Value December 31, 2015	Expenses Paid During the Period*	Annualized Expense Ratio
Hedged Equity Fund (continued)
Class R5
Actual	$1,000.00	$979.60	$1.99	0.40%
Hypothetical	1,000.00	1,023.13	2.03	0.40
Class R6
Actual	1,000.00	979.40	1.74	0.35
Hypothetical	1,000.00	1,023.38	1.78	0.35
Select Class
Actual	1,000.00	978.30	2.98	0.60
Hypothetical	1,000.00	1,022.12	3.05	0.60

Large Cap Growth Fund
Class A
Actual	1,000.00	1,007.70	5.30	1.05
Hypothetical	1,000.00	1,019.86	5.33	1.05
Class C
Actual	1,000.00	1,005.10	7.81	1.55
Hypothetical	1,000.00	1,017.34	7.86	1.55
Class R2
Actual	1,000.00	1,006.70	6.56	1.30
Hypothetical	1,000.00	1,018.60	6.60	1.30
Class R5
Actual	1,000.00	1,009.70	3.54	0.70
Hypothetical	1,000.00	1,021.62	3.56	0.70
Class R6
Actual	1,000.00	1,010.30	2.98	0.59
Hypothetical	1,000.00	1,022.17	3.00	0.59
Select Class
Actual	1,000.00	1,008.50	4.54	0.90
Hypothetical	1,000.00	1,020.61	4.57	0.90

Large Cap Value Fund
Class A
Actual	1,000.00	968.60	4.60	0.93
Hypothetical	1,000.00	1,020.46	4.72	0.93
Class C
Actual	1,000.00	966.10	7.17	1.45
Hypothetical	1,000.00	1,017.85	7.35	1.45
Class R2
Actual	1,000.00	967.10	5.93	1.20
Hypothetical	1,000.00	1,019.10	6.09	1.20
Class R5
Actual	1,000.00	970.70	2.97	0.60
Hypothetical	1,000.00	1,022.12	3.05	0.60
Class R6
Actual	1,000.00	971.00	2.58	0.52
Hypothetical	1,000.00	1,022.52	2.64	0.52
Select Class
Actual	1,000.00	969.60	3.76	0.76
Hypothetical	1,000.00	1,021.32	3.86	0.76

U.S. Equity Fund
Class A
Actual	1,000.00	985.00	4.69	0.94
Hypothetical	1,000.00	1,020.41	4.77	0.94

106	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2015

	Beginning Account Value July 1, 2015	Ending Account Value December 31, 2015	Expenses Paid During the Period*	Annualized Expense Ratio
U.S. Equity Fund (continued)
Class C
Actual	$1,000.00	$983.00	$7.18	1.44%
Hypothetical	1,000.00	1,017.90	7.30	1.44
Class R2
Actual	1,000.00	983.70	5.93	1.19
Hypothetical	1,000.00	1,019.15	6.04	1.19
Class R5
Actual	1,000.00	987.00	2.80	0.56
Hypothetical	1,000.00	1,022.32	2.85	0.56
Class R6
Actual	1,000.00	987.30	2.50	0.50
Hypothetical	1,000.00	1,022.62	2.54	0.50
Institutional Class
Actual	1,000.00	986.70	3.05	0.61
Hypothetical	1,000.00	1,022.07	3.10	0.61
Select Class
Actual	1,000.00	985.60	3.79	0.76
Hypothetical	1,000.00	1,021.32	3.86	0.76

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

DECEMBER 31, 2015	J.P. MORGAN LARGE CAP FUNDS	107

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited)

The Board of Trustees has established various standing committees composed of Trustees with diverse backgrounds, to which the Board of Trustees has assigned specific subject matter responsibilities to further enhance the effectiveness of the Board’s oversight and decision making. The Board of Trustees and its investment committees (money market and alternative products, equity, and fixed income) meet regularly throughout the year and consider factors that are relevant to their annual consideration of investment advisory agreements at each meeting. They also meet for the specific purpose of considering investment advisory agreement annual renewals. The Board of Trustees held meetings in person in June and August 2015, at which the Trustees considered the continuation of the investment advisory agreements for each of the Funds whose semi-annual report is contained herein (each an “Advisory Agreement” and collectively, the “Advisory Agreements”). At the June meeting, the Board’s investment committees met to review and consider performance, expense and related information for the J.P. Morgan Funds. Each investment committee reported to the full Board, which then considered the investment committee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreements or any of their affiliates, approved the continuation of each Advisory Agreement on August 19, 2015.

As part of their review of the Advisory Agreements, the Trustees considered and reviewed performance and other information about the Funds received from the Adviser. This information includes the Funds’ performance as compared to the performance of their peers and benchmarks and analyses by the Adviser of the Funds’ performance. In addition, the Trustees have engaged an independent management consulting firm (“independent consultant”) to report on the performance of certain J.P. Morgan Funds at each of the Trustees’ regular meetings. The Adviser also periodically provides comparative information regarding the Funds’ expense ratios and those of their peer groups. In addition, in preparation for the June and August meetings, the Trustees requested, received and evaluated extensive materials from the Adviser, including performance and expense information compiled by Lipper Inc. (“Lipper”), an independent provider of investment company data. The Trustees’ independent consultant also provided additional analyses of the performance of Funds with greater than two years of performance history in connection with the Trustees’ review of the Advisory Agreements. Before voting on the proposed Advisory Agreements, the Trustees reviewed the proposed Advisory Agreements with representatives of the Adviser, counsel to the Trusts and independent legal counsel and received a memorandum from independent legal counsel discussing the legal standards for their consideration of the proposed Advisory Agreements. The Trustees also discussed the proposed agreements in executive sessions with independent legal counsel at which no representatives of the Adviser were present. Set forth below is a summary of the material factors evaluated by the Trustees in determining whether to approve each Advisory Agreement.

The Trustees considered information provided with respect to the Funds over the course of the year. Each Trustee attributed different weights to the various factors, and no factor alone was considered determinative. From year to year, the Trustees consider and place emphasis on relevant information in light of changing circumstances in market and economic conditions. The Trustees determined that the compensation to be received by the Adviser from each Fund under the applicable Advisory Agreement was fair and reasonable and that the continuance of each Advisory Agreement was in the best interests of each Fund and its shareholders.

The factors summarized below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Adviser

The Trustees received and considered information regarding the nature, extent and quality of the services provided to each Fund under the Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Adviser’s senior management and the expertise of, and the amount of attention given to each Fund by, investment personnel of the Adviser. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of each Fund and the infrastructure supporting the team. The Trustees also considered information provided by the Adviser and JPMorgan Distribution Services, Inc. (“JPMDS”) about the structure and distribution strategy of each Fund. The Trustees reviewed information relating to the Adviser’s risk governance model and reports showing the Adviser’s compliance structure and ongoing compliance processes. The Trustees also considered quality of the administrative services provided by JPMorgan Funds Management, Inc. (“JPMFM”), an affiliate of the Adviser.

The Trustees also considered their knowledge of the nature and quality of the services provided by the Adviser and its affiliates to the Funds gained from their experience as Trustees of the J.P. Morgan Funds. In addition, they considered the overall reputation and capabilities of the Adviser and its affiliates, the commitment of the Adviser to provide high quality service to the Funds, their overall confidence in the Adviser’s integrity and the Adviser’s responsiveness to questions or concerns raised by them, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to each Fund.

108	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2015

Based upon these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Funds by the Adviser.

Costs of Services Provided and Profitability to the Adviser and its Affiliates

The Trustees received and considered information regarding the profitability to the Adviser and its affiliates in providing services to each of the Funds. The Trustees reviewed and discussed this data. The Trustees recognized that this data is not audited and represents the Adviser’s determination of its and its affiliates’ revenues from the contractual services provided to the Funds, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Adviser. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based on their review, the Trustees concluded that the profitability to the Adviser under each of the Advisory Agreements was not unreasonable in light of the services and benefits provided to each Fund.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fallout” or ancillary benefits received by the Adviser and its affiliates as a result of their relationship with the Funds. The Trustees also reviewed the Adviser’s allocation of fund brokerage for the J.P. Morgan Funds complex, including allocations to brokers who provide research to the Adviser.

The Trustees also considered that JPMFM and JPMDS, affiliates of the Adviser, earn fees from the Funds for providing administrative and shareholder services. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Funds’ distributor and that these fees are in turn generally paid to financial intermediaries that sell the Funds, including financial intermediaries that are affiliates of the Adviser. The Trustees also considered the fees paid to JPMorgan Chase Bank, N.A. (“JPMCB”) for custody and fund accounting, and other related services.

Economies of Scale

The Trustees considered the extent to which the Funds may benefit from economies of scale. The Trustees considered that there may not be a direct relationship between economies of scale realized by the Funds and those realized by the Adviser as assets increase. The Trustees noted that the proposed investment advisory fee schedule for each Fund does not contain breakpoints, but that the fees remain competitive with peer funds. The Trustees also considered that the Adviser has implemented fee waivers and expense limitations (“Fee Caps”) which allow each Fund’s shareholders to share potential economies of scale from a Fund’s inception. The Trustees also considered that the Adviser has shared economies of scale by adding or enhancing services to the Funds over time, noting the Adviser’s substantial investments in its business in support of the Funds, including investments in trading systems and technology (including cybersecurity improvements), retention of key talent, additions to analyst and portfolio management teams, and regulatory support enhancements. The Trustees also considered whether it would be appropriate to add advisory fee breakpoints, and the Trustees concluded that the current fee structure was reasonable in light of the Fee Caps that the Adviser has in place that serve to limit the overall net expense ratios of each Fund at competitive levels. The Trustees concluded that the Funds’ shareholders received the benefits of potential economies of scale through the Fee Caps and the Adviser’s reinvestment in its operations to serve the Funds and their shareholders.

Independent Written Evaluation of the Funds’ Senior/Chief Compliance Officer

The Trustees noted that, upon their direction, the Senior Officer for the Equity Income Fund, Large Cap Growth Fund, Large Cap Value Fund and U.S. Equity Fund had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. In determining whether to continue the Advisory Agreements, the Trustees considered the Senior Officer’s report.

The Trustees noted that, upon their direction, the Chief Compliance Officer for the Disciplined Equity Fund, Dynamic Growth Fund, Equity Focus Fund, Growth and Income Fund, and Hedged Equity Fund had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. The Trustees considered the written evaluation in determining whether to continue the Advisory Agreements.

Fees Relative to Adviser’s Other Clients

The Trustees received and considered information about the nature and extent of investment advisory services and fee rates offered to other clients of the Adviser, including institutional separate accounts and/or funds sub-advised by the Adviser, for investment management styles substantially similar to that of each Fund. The Trustees considered the complexity of investment management for registered mutual funds relative to the Adviser’s other clients and noted differences in the regulatory, legal and other risks and responsibilities of providing services to the different clients. The Trustees considered that serving as

DECEMBER 31, 2015	J.P. MORGAN LARGE CAP FUNDS	109

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited) (continued)

an adviser to a registered mutual fund involves greater responsibilities and risks than acting as a sub-adviser and observed that sub-advisory fees may be lower than those charged by the Adviser to each Fund. The Trustees also noted that the adviser, not the mutual fund, pays the sub-advisory fee and that many responsibilities related to the advisory function are retained by the primary adviser. The Trustees concluded that the fee rates charged to each Fund in comparison to those charged to the Adviser’s other clients were reasonable.

Investment Performance

The Trustees received and considered absolute and/or relative performance for the Funds in a report prepared by Lipper. The Trustees considered the total return performance information, which included the ranking of the Funds within a performance universe made up of funds with the same Lipper investment classification and objective (the “Universe Group”) by total return for applicable one-, three- and five-year periods. The Trustees reviewed a description of Lipper’s methodology for selecting mutual funds in each Fund’s Universe Group. The Lipper materials provided to the Trustees highlighted information with respect to certain representative classes to assist the Trustees in their review. As part of this review, the Trustees also reviewed each Fund’s performance against its benchmark and considered the performance information provided for the Funds at regular Board meetings by the Adviser and the Trustees’ independent consultant and also considered the special analysis prepared by the Trustees’ independent consultant. The Lipper performance data noted by the Trustees as part of their review and the determinations made by the Trustees with respect to each Fund’s performance for certain representative classes are summarized below:

The Trustees noted that the Disciplined Equity Fund’s performance was in the first quintile for both Class A and Select Class shares for each of the one-, three-, and five-year periods ended December 31, 2014, respectively, and that the Trustees’ independent consultant indicated that the Fund’s overall performance was attractive. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and, based upon this discussion and various other factors, concluded that the performance was reasonable.

The Trustees noted that the Dynamic Growth Fund’s performance was in the fifth, third, and third quintiles for Class A shares and in the fifth, second, and second quintiles for Select Class shares for the one-, three-, and five-year periods ended December 31, 2014, respectively, and that the Trustees’ independent consultant indicated that the Fund’s overall performance was satisfactory. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and, based upon this discussion, the Adviser’s and/or independent consultant’s analysis, and various other factors, concluded that the Fund’s performance was reasonable.

The Trustees noted that the Equity Focus Fund’s performance was in the fifth and second quintiles for Class A shares and in the fifth and first quintiles for Select Class shares for the one- and three-year periods ended December 31, 2014, respectively, and that the Trustees’ independent consultant indicated that the Fund’s overall performance was attractive. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and, based upon this discussion, the Adviser’s and/or independent consultant’s analysis, and various other factors, concluded that the Fund’s performance was reasonable. The Trustees requested, however, that the Fund’s Adviser provide additional Fund performance information to be reviewed with the members of the Equity Committee at each of their regular meetings over the course of next year.

The Trustees noted that the Equity Income Fund’s performance was in the first quintile for both Class A and Select Class shares for each of the one-, three-, and five-year periods ended December 31, 2014, and that the Trustees’ independent consultant indicated that the Fund’s overall performance was satisfactory. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and, based upon this discussion and various other factors, concluded that the performance was reasonable.

The Trustees noted that the Growth and Income Fund’s performance was in the first quintile for both Class A and Select Class shares for each of the one-, three-, and five-year periods ended December 31, 2014, and that the Trustees’ independent consultant indicated that the Fund’s overall performance was attractive. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and, based upon this discussion and various other factors, concluded that the performance was reasonable.

The Trustees noted that the Hedged Equity Fund’s performance was in the first quintile for both Class A and Select Class shares for the one-year period ended December 31, 2014. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and, based upon this discussion and various other factors, concluded that the performance was reasonable.

The Trustees noted that the Large Cap Growth Fund’s performance was in the third, fifth and second quintiles for Class A shares and in the third, fourth and first quintiles for Select Class shares for the one-, three-, and five-year periods ended December 31, 2014, respectively, and that the Trustees’ independent consultant indicated that the Fund’s overall performance needed enhancement. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and, based upon this discussion, the Adviser’s and/or independent consultant’s analysis, and various other factors, concluded that the Fund’s performance was reasonable.

The Trustees noted that the Large Cap Value Fund’s performance was in the first, first, and second quintiles for both Class A

110	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2015

and Select Class shares for the one-, three- and five-year periods ended December 31, 2014, respectively, and that the Trustees’ independent consultant indicated that the Fund’s overall performance was attractive. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and, based upon this discussion and various other factors, concluded that the performance was reasonable.

The Trustees noted that the U.S. Equity Fund’s performance was in the first, first, and second quintiles for both Class A and Select Class shares for the one-, three- and five-year periods ended December 31, 2014, respectively, and that the Trustees’ independent consultant indicated that the Fund’s overall performance was attractive. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and, based upon this discussion and various other factors, concluded that the performance was reasonable.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate paid by each Fund to the Adviser and compared that rate to the information prepared by Lipper concerning management fee rates paid by other funds in the same Lipper category as each Fund. The Trustees recognized that Lipper reported each Fund’s management fee rate as the combined contractual advisory fee and administration fee rates. The Trustees also reviewed information about other expenses and the expense ratios for each Fund. The Trustees considered the fee waiver and/or expense reimbursement arrangements currently in place for each Fund and considered the net advisory fee rate after taking into account any waivers and/or reimbursements. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Trustees’ determinations as a result of the review of each Fund’s advisory fees and expense ratios for certain representative classes are summarized below:

The Trustees noted that the Disciplined Equity Fund’s net advisory fee and actual total expenses for both Class A and Select Class shares were in the first quintile of the Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was reasonable.

The Trustees noted that the Dynamic Growth Fund’s net advisory fee for Class A and Select Class shares was in the second and third quintiles, and that the actual total expenses for Class A and Select Class shares were in the third and fourth quintiles of the Universe Group, respectively. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fees were reasonable.

The Trustees noted that the Equity Focus Fund’s net advisory fee for Class A and Select Class shares was in the second and third quintiles, respectively, and that the actual total expenses for both Class A and Select Class shares were in the fourth quintile of the Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fees were reasonable.

The Trustees noted that the Equity Income Fund’s net advisory fee for both Class A and Select Class shares was in the first quintile, and that the actual total expenses for both Class A and Select Class shares were in the second quintile of the Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was reasonable.

The Trustees noted that the Growth and Income Fund’s net advisory fee for both Class A and Select Class shares was in the second quintile and that the actual total expenses for both Class A and Select shares were in the third quintile of the Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was reasonable.

The Trustees noted that the Hedged Equity Fund’s net advisory fee and actual total expenses for both Class A and Select Class shares were in the first quintile of the Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was reasonable.

The Trustees noted that the Large Cap Growth Fund’s net advisory fee for both Class A and Select Class shares was in the second quintile and that the actual total expenses for Class A and Select Class shares were in the first and third quintiles, respectively, of the Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was reasonable.

The Trustees noted that the Large Cap Value Fund’s net advisory fee for both Class A and Select Class shares was in the second quintiles and that the actual total expenses for Class A and Select Class shares were in the first and second quintiles, respectively, of the Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was reasonable.

The Trustees noted that the U.S. Equity Fund’s net advisory fee for Class A and Select Class shares was in the first and second quintiles, and that the actual total expenses for Class A and Select Class shares were in the first and third quintiles, of the Universe Group, respectively. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fees were reasonable.

DECEMBER 31, 2015	J.P. MORGAN LARGE CAP FUNDS	111

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Funds’ website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Adviser. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management business of JPMorgan Chase & Co. Those businesses include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase & Co., 2016. All rights reserved. December 2015.	SAN-LCE-1215

Semi-Annual Report

J.P. Morgan Equity Funds

December 31, 2015 (Unaudited)

JPMorgan Equity Index Fund

JPMorgan Market Expansion Enhanced Index Fund

Investments in a Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectus for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

January 29, 2016 (Unaudited)

Dear Shareholder,

The past six months have cemented key divergences between the U.S. and the rest of the world and between developed market economies and emerging market economies. In the face of slowing economic growth in China and a tentative economic recovery in Europe, U.S. employment and consumer spending were strong enough to persuade the U.S. Federal Reserve (the “Fed”) to raise interest rates in December for the first time in a decade.

“Investors may take comfort from a relatively healthy U.S. economy and the stated determination of central banks in China, the European Union and elsewhere to support both economic growth and financial markets.”

While U.S. equity and bond markets posted small positive returns for the six month period, the broader U.S. economy continued to strengthen. Unemployment dropped to 5.0% and remained there for the final three months of 2015, the lowest levels since April 2008. Thanks to cheap gasoline, easy credit and overall economic improvement, the U.S. auto industry continued to show strong sales growth through the second half of 2015, on pace for an all-time high of 17.5 million vehicles for the full year. While U.S. wage growth had averaged 2% throughout most of the post financial crisis recovery, U.S. wages rose 2.5% from one year earlier in both October and December 2015.

While the Fed determined the domestic economy was healthy enough to move toward normalized interest rate policy, U.S. gross domestic product fluctuated throughout 2015 and slowed to 2.0% in the July-September period and an estimated 0.7% in the October-December period. It became apparent during the second half of 2015, that economic weakness in both developed and emerging markets was a significant drag on U.S. growth. Furthermore, the strength of the U.S. dollar against other currencies — particularly those of emerging market exporting nations — put U.S. exports at a comparative disadvantage.

Against this backdrop, demand for oil and most other commodities decreased. Prices for energy, metals, foods and precious metals were trading at levels not seen since the 1990s. While an oversupply of petroleum and natural gas hurt global energy prices, slowing economic growth in China and the nation’s transition away from a decade-long construction boom reduced demand for a range of other basic materials. The consequences of China’s shrinking appetite for raw materials are sobering: In 2014, the latest available full year of data, China consumed an estimated 60% of the world’s iron ore, 50% of its copper, 48% of its aluminum, 47% of its zinc, 45% of its nickel and 12% of its crude oil.

China’s slowing economy and the accompanying financial market turmoil held investors’ attention for most of the second half of 2015. After posting year-to-date gains that reached 30% in the first half of the year, Chinese equity prices began to fall in June. While Chinese authorities undertook a range of actions to bolster economic growth and stabilize financial markets — including a 2% devaluation of the yuan — the “Black Monday” sell-off that originated in the Shanghai and Shenzhen markets on August 24th dragged the Standard & Poor’s 500 Index (S&P 500) down 3.9% for the day.

U.S. equity prices remained subdued through September and finally rebounded in October and the S&P 500 posted its best monthly performance since October 2011. Overall, U.S. equities markets in the second half of 2015 were marked by large gains in a few stocks — particularly those of large cap technology companies — while a large number of stocks underperformed and the median stock was flat for the year. Notably, U.S mergers and acquisitions activity in 2015 had surpassed previous records by November and in December the U.S. bull market for equities reached 82 consecutive months. For the six months ended December 31, 2015, the S&P 500 returned 0.15% and closed 4.08% below its all-time high, reached on May 21, 2015.

Investors endured a sharp increase in financial market volatility over the past six months. Selling in China’s financial markets, struggling commodities prices and uncertainty about global economic growth all fueled market gyrations. However, the Fed removed a key uncertainty in December when it lifted interest rates. Investors may take comfort from a relatively healthy U.S. economy and the stated determination of central banks in China, the European Union and elsewhere to support both economic growth and financial markets. However, increased market volatility and the divergent performance of developed and emerging market economies may be best managed through a properly diversified portfolio and a patient approach to investing.

On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued support. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Global Funds Management,

J.P. Morgan Asset Management

DECEMBER 31, 2015	J.P. MORGAN EQUITY FUNDS	1

JPMorgan Equity Index Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2015 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	0.08%
S&P 500 Index	0.15%

Net Assets as of 12/31/2015 (In Thousands)	$1,560,967

INVESTMENT OBJECTIVE**

The JPMorgan Equity Index Fund (the “Fund”) seeks investment results that correspond to the aggregate price and dividend performance of securities in the Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index)*** (the “Benchmark”).

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Select Class Shares performed largely in line with the Benchmark for the six months ended December 31, 2015, before considering the effect of Fund fees and expenses. This was consistent with its indexing strategy and investment objective, as the Fund looks to generate returns that are comparable to that of the Benchmark.

In general, the U.S. equity market for the six month reporting period was marked by large gains in a few select stocks, especially technology sector stocks, while most other stocks ended the period lower or essentially flat. The information technology, consumer staples, consumer discretionary and utilities sectors were the largest contributors to performance in both the Fund and the Benchmark. The energy, health care, financials and materials sectors were the largest detractors from performance. For the six months ended December 31, 2015, the S&P 500 Index returned 0.15%.

HOW WAS THE FUND POSITIONED?

Regardless of the market outlook, the Fund was managed in strict conformity with a full index replication strategy and aimed to hold the same stocks in nearly the same proportions as those found in the Benchmark.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO****
1.	Apple, Inc.	3.3%
2.	Microsoft Corp.	2.5
3.	Exxon Mobil Corp.	1.8
4.	General Electric Co.	1.6
5.	Johnson & Johnson	1.6
6.	Amazon.com, Inc.	1.4
7.	Wells Fargo & Co.	1.4
8.	Berkshire Hathaway, Inc., Class B	1.4
9.	JPMorgan Chase & Co.	1.4
10.	Facebook, Inc., Class A	1.3

PORTFOLIO COMPOSITION BY SECTOR****
Information Technology	20.6%
Financials	16.4
Health Care	15.1
Consumer Discretionary	12.8
Consumer Staples	10.0
Industrials	10.0
Energy	6.4
Utilities	3.0
Materials	2.7
Telecommunication Services	2.4
Short-Term Investment	0.6

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	“S&P 500 Index” is a registered service mark of Standard & Poor’s Corporation, which does not sponsor and is in no way affiliated with the Fund.
****	Percentages indicated are based on total investments as of December 31, 2015. The Fund’s portfolio composition is subject to change.

2	J.P. MORGAN EQUITY FUNDS	DECEMBER 31, 2015

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2015
	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	February 18, 1992
Without Sales Charge		(0.07)%	0.93%	12.06%	6.85%
With Sales Charge**		(5.32)	(4.36)	10.86	6.28
CLASS C SHARES	November 4, 1997
Without CDSC		(0.44)	0.20	11.22	6.06
With CDSC***		(1.44)	(0.80)	11.22	6.06
SELECT CLASS SHARES	July 2, 1991	0.08	1.19	12.34	7.12

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/05 TO 12/31/15)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Equity Index Fund, the S&P 500 Index and the Lipper S&P 500 Funds Index from December 31, 2005 to December 31, 2015. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P 500 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper S&P 500 Funds Index includes expenses associated with a mutual fund, such as investment manage-

ment fees. These expenses are not identical to the expenses incurred by the Fund. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. The Lipper S&P 500 Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

DECEMBER 31, 2015	J.P. MORGAN EQUITY FUNDS	3

JPMorgan Market Expansion Enhanced Index Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2015 (Unaudited)

Reporting Period Return:
Fund (Select Class Shares)*	(5.19)%
S&P 1000 Index	(6.05)%

Net Assets as of 12/31/2015 (In Thousands)	$1,111,694

INVESTMENT OBJECTIVE**

The JPMorgan Market Expansion Enhanced Index Fund (the “Fund”) seeks to provide investment results that correspond to or incrementally exceed the total return performance of an index that tracks the performance of the small- and mid-capitalization equity markets.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Select Class Shares outperformed the Standard & Poor’s 1000 Index (“S&P 1000 Index”)*** (the “Benchmark”) for the six months ended December 31, 2015.

In general, the U.S. equities market for the six month reporting period was marked by large gains in a few select stocks, especially technology sector stocks, while most other stocks ended the period lower or essentially flat. The energy, materials and industrials sectors underperformed the broader market, while the consumer discretionary, consumer staples and health care sectors outperformed the broader market.

The Fund’s security selection in the industrial cyclical and basic materials sectors was a leading contributor to performance relative to the Benchmark, while security selection in the health services & systems sector and real estate investment trusts was a leading detractor from relative performance.

Leading individual contributors to relative performance included the Fund’s overweight positions in American Woodmark Co. and Leidos Holdings Inc. and its underweight position in SunEdison Inc. Shares of American Woodmark, a maker of cabinets and other home furnishings, rose on better-than-expected earnings amid a strong U.S. housing market. Shares of Leidos, a data technology company, rose on better-than-expected earnings and a $4.34 billion contract to build a health records system for the U.S. military. Shares of SunEdison, a solar energy company, declined on investor concerns about the company’s high debt levels and its pending acquisition of Vivint Solar Inc.

Leading individual detractors from relative performance included the Fund’s underweight position in Acuity Brands Inc. and its overweight position in Community Health Systems and Momenta Pharmaceuticals Inc. Shares of Acuity Brands, a maker of commercial and residential lighting, rose based on the strength in its LED lighting business and market share gains. Shares of Community Health Systems, an owner/operator of hospitals, declined on lower-than-expected earnings amid declining hospital admissions. Shares of Momenta, which makes of generic drugs to treat cancer and auto-immune diseases, fell after the company reported lower- than-expected earnings and revenue.

HOW WAS THE FUND POSITIONED?

The Fund seeks to closely track the sector and industry weights within the Benchmark. Because the Fund uses an enhanced index strategy, not all of the stocks in the Benchmark are held by the Fund, and the Fund’s position in an individual stock may be overweight or underweight as compared to the Benchmark. Looking at valuation and momentum, the Fund’s portfolio managers overweighted what they believed were attractively priced stocks with improving momentum and underweighted what they believed were expensive stocks with deteriorating momentum, based on their bottom-up approach to stock selection. In addition, the Fund may modestly overweight or underweight the sectors and industries within the Benchmark.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO****
1.	Hologic, Inc.	0.8%
2.	Global Payments, Inc.	0.8
3.	SEI Investments Co.	0.7
4.	Extra Space Storage, Inc.	0.7
5.	Jones Lang LaSalle, Inc.	0.7
6.	Huntington Ingalls Industries, Inc.	0.7
7.	Broadridge Financial Solutions, Inc.	0.7
8.	Synopsys, Inc.	0.7
9.	MSCI, Inc.	0.7
10.	A.O. Smith Corp.	0.6

4	J.P. MORGAN EQUITY FUNDS	DECEMBER 31, 2015

PORTFOLIO COMPOSITION BY SECTOR****
Financials	24.8%
Information Technology	17.4
Industrials	15.7
Health Care	11.2
Consumer Discretionary	11.2
Materials	6.1
Utilities	4.4
Consumer Staples	3.5
Energy	3.1
Telecommunication Services	0.6
Short-Term Investment	2.0

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	“S&P 1000 Index” is a registered service mark of Standard & Poor’s Corporation, which does not sponsor and is in no way affiliated with the Fund.
****	Percentages indicated are based on total investments as of December 31, 2015. The Fund’s portfolio composition is subject to change.

DECEMBER 31, 2015	J.P. MORGAN EQUITY FUNDS	5

JPMorgan Market Expansion Enhanced Index Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2015 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2015

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	July 31, 1998
Without Sales Charge		(5.19)%	(1.15)%	10.99%	7.78%
With Sales Charge**		(10.17)	(6.32)	9.81	7.20
CLASS C SHARES	March 22, 1999
Without CDSC		(5.56)	(1.91)	10.22	7.01
With CDSC***		(6.56)	(2.91)	10.22	7.01
CLASS R2 SHARES	November 3, 2008	(5.41)	(1.45)	10.67	7.43
SELECT CLASS SHARES	July 31, 1998	(5.19)	(0.99)	11.25	8.04

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/05 TO 12/31/15)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R2 Shares prior to its inception date are based on the performance of Select Class Shares. All prior class performance for Class R2 Shares has been adjusted to reflect the differences in expenses between classes.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Market Expansion Enhanced Index Fund, the S&P 1000 Index, the Lipper Small-Cap Core Funds Index and the Lipper Mid-Cap Core Funds Index from December 31, 2005 to December 31, 2015. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P 1000 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Small-Cap Core Funds Index and the Lipper Mid-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The S&P 1000 Index is an unmanaged index generally representative of the performance of the small and mid-size companies in the U.S. stock market. The Lipper Small-Cap Core Funds Index and the Lipper Mid-Cap Core Funds Index are indices based on total returns of certain mutual funds within the small cap and mid cap categories as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

6	J.P. MORGAN EQUITY FUNDS	DECEMBER 31, 2015

JPMorgan Equity Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2015 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 99.9%
	Consumer Discretionary — 12.9%
	Auto Components — 0.4%
20	BorgWarner, Inc.	845
24	Delphi Automotive plc, (United Kingdom)	2,093
23	Goodyear Tire & Rubber Co. (The)	766
56	Johnson Controls, Inc.	2,230

		5,934

	Automobiles — 0.6%
340	Ford Motor Co.	4,788
123	General Motors Co.	4,199
17	Harley-Davidson, Inc.	759

		9,746

	Distributors — 0.1%
13	Genuine Parts Co.	1,129

	Diversified Consumer Services — 0.1%
21	H&R Block, Inc.	685

	Hotels, Restaurants & Leisure — 1.9%
40	Carnival Corp.	2,186
3	Chipotle Mexican Grill, Inc. (a)	1,305
10	Darden Restaurants, Inc.	640
17	Marriott International, Inc., Class A	1,127
80	McDonald’s Corp.	9,458
15	Royal Caribbean Cruises Ltd.	1,514
129	Starbucks Corp.	7,771
15	Starwood Hotels & Resorts Worldwide, Inc.	1,019
10	Wyndham Worldwide Corp.	736
7	Wynn Resorts Ltd.	490
38	Yum! Brands, Inc.	2,747

		28,993

	Household Durables — 0.4%
29	D.R. Horton, Inc.	916
10	Garmin Ltd., (Switzerland)	382
6	Harman International Industries, Inc.	584
12	Leggett & Platt, Inc.	499
16	Lennar Corp., Class A	763
6	Mohawk Industries, Inc. (a)	1,050
23	Newell Rubbermaid, Inc.	1,027
28	PulteGroup, Inc.	494
7	Whirlpool Corp.	1,001

		6,716

	Internet & Catalog Retail — 2.2%
34	Amazon.com, Inc. (a)	22,650
10	Expedia, Inc.	1,275

SHARES	SECURITY DESCRIPTION	VALUE($)

	Internet & Catalog Retail — continued
37	Netflix, Inc. (a)	4,262
4	Priceline Group, Inc. (The) (a)	5,535
10	TripAdvisor, Inc. (a)	840

		34,562

	Leisure Products — 0.1%
10	Hasbro, Inc.	659
30	Mattel, Inc.	804

		1,463

	Media — 3.0%
19	Cablevision Systems Corp., Class A	619
38	CBS Corp. (Non-Voting), Class B	1,782
213	Comcast Corp., Class A	12,014
13	Discovery Communications, Inc., Class A (a)	348
22	Discovery Communications, Inc., Class C (a)	567
35	Interpublic Group of Cos., Inc. (The)	825
33	News Corp., Class A	444
9	News Corp., Class B	131
21	Omnicom Group, Inc.	1,598
8	Scripps Networks Interactive, Inc., Class A	455
19	TEGNA, Inc.	493
25	Time Warner Cable, Inc.	4,582
70	Time Warner, Inc.	4,508
102	Twenty-First Century Fox, Inc., Class A	2,772
38	Twenty-First Century Fox, Inc., Class B	1,024
30	Viacom, Inc., Class B	1,246
133	Walt Disney Co. (The)	13,934

		47,342

	Multiline Retail — 0.6%
25	Dollar General Corp.	1,823
20	Dollar Tree, Inc. (a)	1,581
17	Kohl’s Corp.	788
27	Macy’s, Inc.	958
12	Nordstrom, Inc.	591
54	Target Corp.	3,900

		9,641

	Specialty Retail — 2.6%
6	Advance Auto Parts, Inc.	961
7	AutoNation, Inc. (a)	397
3	AutoZone, Inc. (a)	1,972
15	Bed Bath & Beyond, Inc. (a)	702
26	Best Buy Co., Inc.	792
18	CarMax, Inc. (a)	954
9	GameStop Corp., Class A	258

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2015	J.P. MORGAN EQUITY FUNDS	7

JPMorgan Equity Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2015 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Specialty Retail — continued
20	Gap, Inc. (The)	493
111	Home Depot, Inc. (The)	14,619
22	L Brands, Inc.	2,128
80	Lowe’s Cos., Inc.	6,067
9	O’Reilly Automotive, Inc. (a)	2,179
35	Ross Stores, Inc.	1,900
7	Signet Jewelers Ltd.	858
56	Staples, Inc.	531
10	Tiffany & Co.	742
58	TJX Cos., Inc. (The)	4,139
12	Tractor Supply Co.	1,001
8	Urban Outfitters, Inc. (a)	172

		40,865

	Textiles, Apparel & Luxury Goods — 0.9%
24	Coach, Inc.	792
4	Fossil Group, Inc. (a)	132
34	Hanesbrands, Inc.	1,005
16	Michael Kors Holdings Ltd., (United Kingdom) (a)	643
118	NIKE, Inc., Class B	7,353
7	PVH Corp.	530
5	Ralph Lauren Corp.	572
16	Under Armour, Inc., Class A (a)	1,266
30	V.F. Corp.	1,851

		14,144

	Total Consumer Discretionary	201,220

	Consumer Staples — 10.0%
	Beverages — 2.3%
9	Brown-Forman Corp., Class B	880
341	Coca-Cola Co. (The)	14,660
18	Coca-Cola Enterprises, Inc.	896
15	Constellation Brands, Inc., Class A	2,150
16	Dr. Pepper Snapple Group, Inc.	1,535
14	Molson Coors Brewing Co., Class B	1,290
13	Monster Beverage Corp. (a)	1,948
127	PepsiCo, Inc.	12,692

		36,051

	Food & Staples Retailing — 2.4%
38	Costco Wholesale Corp.	6,159
97	CVS Health Corp.	9,439
85	Kroger Co. (The)	3,550
46	Sysco Corp.	1,876
76	Walgreens Boots Alliance, Inc.	6,467

SHARES	SECURITY DESCRIPTION	VALUE($)

	Food & Staples Retailing — continued
137	Wal-Mart Stores, Inc.	8,385
30	Whole Foods Market, Inc.	997

		36,873

	Food Products — 1.7%
52	Archer-Daniels-Midland Co.	1,908
16	Campbell Soup Co.	823
38	ConAgra Foods, Inc.	1,591
52	General Mills, Inc.	3,005
13	Hershey Co. (The)	1,118
12	Hormel Foods Corp.	930
10	JM Smucker Co. (The)	1,287
22	Kellogg Co.	1,608
10	Keurig Green Mountain, Inc.	911
52	Kraft Heinz Co. (The)	3,772
10	McCormick & Co., Inc. (Non-Voting)	867
17	Mead Johnson Nutrition Co.	1,357
139	Mondelez International, Inc., Class A	6,213
26	Tyson Foods, Inc., Class A	1,375

		26,765

	Household Products — 1.9%
11	Church & Dwight Co., Inc.	971
11	Clorox Co. (The)	1,427
78	Colgate-Palmolive Co.	5,210
32	Kimberly-Clark Corp.	4,029
237	Procter & Gamble Co. (The)	18,836

		30,473

	Personal Products — 0.1%
19	Estee Lauder Cos., Inc. (The), Class A	1,709

	Tobacco — 1.6%
171	Altria Group, Inc.	9,951
135	Philip Morris International, Inc.	11,874
72	Reynolds American, Inc.	3,335

		25,160

	Total Consumer Staples	157,031

	Energy — 6.5%
	Energy Equipment & Services — 1.0%
38	Baker Hughes, Inc.	1,755
17	Cameron International Corp. (a)	1,053
6	Diamond Offshore Drilling, Inc.	118
21	Ensco plc, (United Kingdom), Class A	316
20	FMC Technologies, Inc. (a)	577
75	Halliburton Co.	2,540

SEE NOTES TO FINANCIAL STATEMENTS.

8	J.P. MORGAN EQUITY FUNDS	DECEMBER 31, 2015

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Energy Equipment & Services — continued
9	Helmerich & Payne, Inc.	503
33	National Oilwell Varco, Inc.	1,097
110	Schlumberger Ltd.	7,669
30	Transocean Ltd., (Switzerland)	369

		15,997

	Oil, Gas & Consumable Fuels — 5.5%
44	Anadarko Petroleum Corp.	2,152
33	Apache Corp.	1,466
36	Cabot Oil & Gas Corp.	638
45	Chesapeake Energy Corp.	203
164	Chevron Corp.	14,761
8	Cimarex Energy Co.	737
34	Columbia Pipeline Group, Inc.	679
108	ConocoPhillips	5,026
20	CONSOL Energy, Inc.	158
34	Devon Energy Corp.	1,078
48	EOG Resources, Inc.	3,393
13	EQT Corp.	693
363	Exxon Mobil Corp.	28,292
21	Hess Corp.	1,016
160	Kinder Morgan, Inc.	2,380
59	Marathon Oil Corp.	743
46	Marathon Petroleum Corp.	2,409
14	Murphy Oil Corp.	317
14	Newfield Exploration Co. (a)	459
37	Noble Energy, Inc.	1,222
67	Occidental Petroleum Corp.	4,502
18	ONEOK, Inc.	450
41	Phillips 66	3,386
13	Pioneer Natural Resources Co.	1,633
15	Range Resources Corp.	363
34	Southwestern Energy Co. (a)	238
59	Spectra Energy Corp.	1,401
10	Tesoro Corp.	1,106
42	Valero Energy Corp.	2,968
59	Williams Cos., Inc. (The)	1,529

		85,398

	Total Energy	101,395

	Financials — 16.5%
	Banks — 6.0%
908	Bank of America Corp.	15,278
68	BB&T Corp.	2,572
260	Citigroup, Inc.	13,441

SHARES	SECURITY DESCRIPTION	VALUE($)

	Banks — continued
15	Comerica, Inc.	644
69	Fifth Third Bancorp	1,392
69	Huntington Bancshares, Inc.	768
321	JPMorgan Chase & Co. (q)	21,192
73	KeyCorp	961
14	M&T Bank Corp.	1,690
27	People’s United Financial, Inc.	437
44	PNC Financial Services Group, Inc. (The)	4,220
114	Regions Financial Corp.	1,093
44	SunTrust Banks, Inc.	1,903
143	U.S. Bancorp	6,117
405	Wells Fargo & Co.	22,029
18	Zions Bancorporation	486

		94,223

	Capital Markets — 2.1%
5	Affiliated Managers Group, Inc. (a)	753
15	Ameriprise Financial, Inc.	1,615
95	Bank of New York Mellon Corp. (The)	3,928
11	BlackRock, Inc.	3,749
104	Charles Schwab Corp. (The)	3,440
26	E*TRADE Financial Corp. (a)	757
33	Franklin Resources, Inc.	1,216
35	Goldman Sachs Group, Inc. (The)	6,233
37	Invesco Ltd.	1,237
9	Legg Mason, Inc.	369
132	Morgan Stanley	4,189
19	Northern Trust Corp.	1,366
35	State Street Corp.	2,334
22	T. Rowe Price Group, Inc.	1,565

		32,751

	Consumer Finance — 0.8%
73	American Express Co.	5,073
46	Capital One Financial Corp.	3,348
37	Discover Financial Services	1,998
32	Navient Corp.	362
73	Synchrony Financial (a)	2,211

		12,992

	Diversified Financial Services — 2.1%
163	Berkshire Hathaway, Inc., Class B (a)	21,567
29	CME Group, Inc.	2,672
10	Intercontinental Exchange, Inc.	2,653
29	Leucadia National Corp.	505
24	McGraw Hill Financial, Inc.	2,323

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2015	J.P. MORGAN EQUITY FUNDS	9

JPMorgan Equity Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2015 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Diversified Financial Services — continued
15	Moody’s Corp.	1,505
10	Nasdaq, Inc.	583

		31,808

	Insurance — 2.7%
28	ACE Ltd., (Switzerland)	3,303
37	Aflac, Inc.	2,229
34	Allstate Corp. (The)	2,097
108	American International Group, Inc.	6,683
24	Aon plc, (United Kingdom)	2,202
6	Assurant, Inc.	462
20	Chubb Corp. (The)	2,626
13	Cincinnati Financial Corp.	761
36	Hartford Financial Services Group, Inc. (The)	1,552
22	Lincoln National Corp.	1,084
24	Loews Corp.	937
45	Marsh & McLennan Cos., Inc.	2,522
97	MetLife, Inc.	4,672
24	Principal Financial Group, Inc.	1,068
51	Progressive Corp. (The)	1,620
39	Prudential Financial, Inc.	3,187
10	Torchmark Corp.	572
27	Travelers Cos., Inc. (The)	2,993
21	Unum Group	707
26	XL Group plc, (Ireland)	1,017

		42,294

	Real Estate Investment Trusts (REITs) — 2.7%
37	American Tower Corp.	3,580
14	Apartment Investment & Management Co., Class A	546
12	AvalonBay Communities, Inc.	2,197
13	Boston Properties, Inc.	1,708
29	Crown Castle International Corp.	2,516
5	Equinix, Inc.	1,634
32	Equity Residential	2,591
6	Essex Property Trust, Inc.	1,379
51	General Growth Properties, Inc.	1,381
41	HCP, Inc.	1,550
66	Host Hotels & Resorts, Inc.	1,005
17	Iron Mountain, Inc.	452
36	Kimco Realty Corp.	954
12	Macerich Co. (The)	947
15	Plum Creek Timber Co., Inc.	722
46	Prologis, Inc.	1,962
13	Public Storage	3,179

SHARES	SECURITY DESCRIPTION	VALUE($)

	Real Estate Investment Trusts (REITs) — continued
22	Realty Income Corp.	1,124
27	Simon Property Group, Inc.	5,245
9	SL Green Realty Corp.	982
29	Ventas, Inc.	1,638
15	Vornado Realty Trust	1,545
31	Welltower, Inc.	2,099
45	Weyerhaeuser Co.	1,334

		42,270

	Real Estate Management & Development — 0.1%
25	CBRE Group, Inc., Class A (a)	876

	Total Financials	257,214

	Health Care — 15.1%
	Biotechnology — 3.2%
20	Alexion Pharmaceuticals, Inc. (a)	3,747
66	Amgen, Inc.	10,676
47	Baxalta, Inc.	1,847
19	Biogen, Inc. (a)	5,954
68	Celgene Corp. (a)	8,203
126	Gilead Sciences, Inc.	12,714
7	Regeneron Pharmaceuticals, Inc. (a)	3,675
21	Vertex Pharmaceuticals, Inc. (a)	2,696

		49,512

	Health Care Equipment & Supplies — 2.2%
130	Abbott Laboratories	5,841
48	Baxter International, Inc.	1,820
18	Becton, Dickinson and Co.	2,831
117	Boston Scientific Corp. (a)	2,163
6	C.R. Bard, Inc.	1,220
12	DENTSPLY International, Inc.	742
19	Edwards Lifesciences Corp. (a)	1,485
3	Intuitive Surgical, Inc. (a)	1,779
123	Medtronic plc, (Ireland)	9,430
25	St. Jude Medical, Inc.	1,522
28	Stryker Corp.	2,559
8	Varian Medical Systems, Inc. (a)	683
15	Zimmer Biomet Holdings, Inc.	1,531

		33,606

	Health Care Providers & Services — 2.7%
30	Aetna, Inc.	3,287
17	AmerisourceBergen Corp.	1,766
23	Anthem, Inc.	3,174
29	Cardinal Health, Inc.	2,561
22	Cigna Corp.	3,286

SEE NOTES TO FINANCIAL STATEMENTS.

10	J.P. MORGAN EQUITY FUNDS	DECEMBER 31, 2015

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Health Care Providers & Services — continued
15	DaVita HealthCare Partners, Inc. (a)	1,013
59	Express Scripts Holding Co. (a)	5,154
27	HCA Holdings, Inc. (a)	1,851
7	Henry Schein, Inc. (a)	1,144
13	Humana, Inc.	2,307
9	Laboratory Corp. of America Holdings (a)	1,091
20	McKesson Corp.	3,957
7	Patterson Cos., Inc.	329
12	Quest Diagnostics, Inc.	889
9	Tenet Healthcare Corp. (a)	263
83	UnitedHealth Group, Inc.	9,776
8	Universal Health Services, Inc., Class B	950

		42,798

	Health Care Technology — 0.1%
27	Cerner Corp. (a)	1,597

	Life Sciences Tools & Services — 0.6%
29	Agilent Technologies, Inc.	1,208
13	Illumina, Inc. (a)	2,450
10	PerkinElmer, Inc.	523
35	Thermo Fisher Scientific, Inc.	4,936
7	Waters Corp. (a)	958

		10,075

	Pharmaceuticals — 6.3%
143	AbbVie, Inc.	8,443
34	Allergan plc (a)	10,738
145	Bristol-Myers Squibb Co.	10,006
85	Eli Lilly & Co.	7,170
18	Endo International plc, (Ireland) (a)	1,111
241	Johnson & Johnson	24,780
10	Mallinckrodt plc (a)	754
244	Merck & Co., Inc.	12,865
36	Mylan N.V. (a)	1,947
13	Perrigo Co. plc, (Ireland)	1,847
538	Pfizer, Inc.	17,373
40	Zoetis, Inc.	1,914

		98,948

	Total Health Care	236,536

	Industrials — 10.0%
	Aerospace & Defense — 2.7%
55	Boeing Co. (The)	7,939
26	General Dynamics Corp.	3,559
67	Honeywell International, Inc.	6,959

SHARES	SECURITY DESCRIPTION	VALUE($)

	Aerospace & Defense — continued
7	L-3 Communications Holdings, Inc.	817
23	Lockheed Martin Corp.	5,003
16	Northrop Grumman Corp.	3,002
12	Precision Castparts Corp.	2,783
26	Raytheon Co.	3,269
11	Rockwell Collins, Inc.	1,058
24	Textron, Inc.	1,002
72	United Technologies Corp.	6,910

		42,301

	Air Freight & Logistics — 0.7%
13	C.H. Robinson Worldwide, Inc.	777
16	Expeditors International of Washington, Inc.	733
23	FedEx Corp.	3,411
61	United Parcel Service, Inc., Class B	5,841

		10,762

	Airlines — 0.6%
55	American Airlines Group, Inc.	2,327
69	Delta Air Lines, Inc.	3,476
57	Southwest Airlines Co.	2,442
33	United Continental Holdings, Inc. (a)	1,862

		10,107

	Building Products — 0.1%
8	Allegion plc, (Ireland)	552
29	Masco Corp.	830

		1,382

	Commercial Services & Supplies — 0.4%
14	ADT Corp. (The)	474
8	Cintas Corp.	694
17	Pitney Bowes, Inc.	355
21	Republic Services, Inc.	919
7	Stericycle, Inc. (a)	894
37	Tyco International plc	1,175
36	Waste Management, Inc.	1,932

		6,443

	Construction & Engineering — 0.1%
12	Fluor Corp.	583
11	Jacobs Engineering Group, Inc. (a)	448
14	Quanta Services, Inc. (a)	282

		1,313

	Electrical Equipment — 0.4%
21	AMETEK, Inc.	1,111
40	Eaton Corp. plc	2,100

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2015	J.P. MORGAN EQUITY FUNDS	11

JPMorgan Equity Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2015 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Electrical Equipment — continued
57	Emerson Electric Co.	2,730
12	Rockwell Automation, Inc.	1,181

		7,122

	Industrial Conglomerates — 2.6%
54	3M Co.	8,086
52	Danaher Corp.	4,828
823	General Electric Co. (k)	25,632
9	Roper Technologies, Inc.	1,668

		40,214

	Machinery — 1.2%
51	Caterpillar, Inc.	3,450
14	Cummins, Inc.	1,260
27	Deere & Co.	2,073
14	Dover Corp.	828
11	Flowserve Corp.	480
29	Illinois Tool Works, Inc.	2,644
23	Ingersoll-Rand plc	1,258
31	PACCAR, Inc.	1,461
12	Parker-Hannifin Corp.	1,150
16	Pentair plc, (United Kingdom)	778
5	Snap-on, Inc.	868
13	Stanley Black & Decker, Inc.	1,393
16	Xylem, Inc.	571

		18,214

	Professional Services — 0.3%
3	Dun & Bradstreet Corp. (The)	328
10	Equifax, Inc.	1,150
32	Nielsen Holdings plc	1,479
12	Robert Half International, Inc.	545
14	Verisk Analytics, Inc. (a)	1,045

		4,547

	Road & Rail — 0.7%
85	CSX Corp.	2,206
8	J.B. Hunt Transport Services, Inc.	579
10	Kansas City Southern	710
26	Norfolk Southern Corp.	2,202
5	Ryder System, Inc.	265
74	Union Pacific Corp.	5,823

		11,785

	Trading Companies & Distributors — 0.2%
25	Fastenal Co.	1,031
8	United Rentals, Inc. (a)	587

SHARES	SECURITY DESCRIPTION	VALUE($)

	Trading Companies & Distributors — continued
5	W.W. Grainger, Inc.	1,020

		2,638

	Total Industrials	156,828

	Information Technology — 20.7%
	Communications Equipment — 1.4%
443	Cisco Systems, Inc.	12,018
6	F5 Networks, Inc. (a)	595
11	Harris Corp.	943
31	Juniper Networks, Inc.	854
14	Motorola Solutions, Inc.	959
131	QUALCOMM, Inc.	6,550

		21,919

	Electronic Equipment, Instruments & Components — 0.4%
27	Amphenol Corp., Class A	1,404
103	Corning, Inc.	1,885
12	FLIR Systems, Inc.	338
34	TE Connectivity Ltd., (Switzerland)	2,176

		5,803

	Internet Software & Services — 4.3%
16	Akamai Technologies, Inc. (a)	817
25	Alphabet, Inc., Class A (a)	19,761
26	Alphabet, Inc., Class C (a)	19,660
96	eBay, Inc. (a)	2,646
198	Facebook, Inc., Class A (a)	20,717
9	VeriSign, Inc. (a)	747
76	Yahoo!, Inc. (a)	2,519

		66,867

	IT Services — 3.7%
54	Accenture plc, (Ireland), Class A	5,693
5	Alliance Data Systems Corp. (a)	1,474
40	Automatic Data Processing, Inc.	3,407
53	Cognizant Technology Solutions Corp., Class A (a)	3,182
12	CSRA, Inc.	360
24	Fidelity National Information Services, Inc.	1,466
20	Fiserv, Inc. (a)	1,822
78	International Business Machines Corp.	10,709
86	MasterCard, Inc., Class A	8,405
28	Paychex, Inc.	1,480
97	PayPal Holdings, Inc. (a)	3,509
12	Teradata Corp. (a)	306
15	Total System Services, Inc.	735
170	Visa, Inc., Class A	13,160

SEE NOTES TO FINANCIAL STATEMENTS.

12	J.P. MORGAN EQUITY FUNDS	DECEMBER 31, 2015

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	IT Services — continued
44	Western Union Co. (The)	789
83	Xerox Corp.	882

		57,379

	Semiconductors & Semiconductor Equipment — 2.4%
27	Analog Devices, Inc.	1,505
100	Applied Materials, Inc.	1,871
23	Avago Technologies Ltd., (Singapore)	3,318
49	Broadcom Corp., Class A	2,828
7	First Solar, Inc. (a)	435
411	Intel Corp.	14,174
14	KLA-Tencor Corp.	943
14	Lam Research Corp.	1,097
21	Linear Technology Corp.	886
18	Microchip Technology, Inc.	824
95	Micron Technology, Inc. (a)	1,340
45	NVIDIA Corp.	1,469
12	Qorvo, Inc. (a)	627
17	Skyworks Solutions, Inc.	1,280
88	Texas Instruments, Inc.	4,848
22	Xilinx, Inc.	1,052

		38,497

	Software — 4.4%
44	Activision Blizzard, Inc.	1,703
43	Adobe Systems, Inc. (a)	4,085
20	Autodesk, Inc. (a)	1,201
27	CA, Inc.	776
13	Citrix Systems, Inc. (a)	1,015
27	Electronic Arts, Inc. (a)	1,862
23	Intuit, Inc.	2,221
696	Microsoft Corp.	38,638
279	Oracle Corp.	10,196
16	Red Hat, Inc. (a)	1,320
54	salesforce.com, Inc. (a)	4,266
59	Symantec Corp.	1,237

		68,520

	Technology Hardware, Storage & Peripherals — 4.1%
486	Apple, Inc.	51,165
169	EMC Corp.	4,341
157	Hewlett Packard Enterprise Co.	2,383
157	HP, Inc.	1,865
25	NetApp, Inc.	676
17	SanDisk Corp.	1,330
26	Seagate Technology plc	956

SHARES	SECURITY DESCRIPTION	VALUE($)

	Technology Hardware, Storage & Peripherals — continued
20	Western Digital Corp.	1,213

		63,929

	Total Information Technology	322,914

	Materials — 2.8%
	Chemicals — 2.1%
17	Air Products & Chemicals, Inc.	2,199
6	Airgas, Inc.	782
20	CF Industries Holdings, Inc.	829
98	Dow Chemical Co. (The)	5,047
76	E.I. du Pont de Nemours & Co.	5,089
13	Eastman Chemical Co.	875
23	Ecolab, Inc.	2,650
12	FMC Corp.	456
7	International Flavors & Fragrances, Inc.	837
31	LyondellBasell Industries N.V., Class A	2,724
38	Monsanto Co.	3,778
29	Mosaic Co. (The)	807
23	PPG Industries, Inc.	2,320
25	Praxair, Inc.	2,543
7	Sherwin-Williams Co. (The)	1,791

		32,727

	Construction Materials — 0.1%
6	Martin Marietta Materials, Inc.	787
12	Vulcan Materials Co.	1,104

		1,891

	Containers & Packaging — 0.2%
8	Avery Dennison Corp.	498
12	Ball Corp.	864
14	Owens-Illinois, Inc. (a)	244
17	Sealed Air Corp.	768
22	WestRock Co.	1,023

		3,397

	Metals & Mining — 0.3%
114	Alcoa, Inc.	1,128
101	Freeport-McMoRan, Inc.	682
46	Newmont Mining Corp.	830
28	Nucor Corp.	1,123

		3,763

	Paper & Forest Products — 0.1%
36	International Paper Co.	1,363

	Total Materials	43,141

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2015	J.P. MORGAN EQUITY FUNDS	13

JPMorgan Equity Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2015 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Telecommunication Services — 2.4%
	Diversified Telecommunication Services — 2.4%
536	AT&T, Inc.	18,456
48	CenturyLink, Inc.	1,204
102	Frontier Communications Corp.	476
25	Level 3 Communications, Inc. (a)	1,368
355	Verizon Communications, Inc.	16,396

	Total Telecommunication Services	37,900

	Utilities — 3.0%
	Electric Utilities — 1.7%
43	American Electric Power Co., Inc.	2,494
60	Duke Energy Corp.	4,284
28	Edison International	1,682
16	Entergy Corp.	1,063
28	Eversource Energy	1,412
80	Exelon Corp.	2,227
37	FirstEnergy Corp.	1,170
40	NextEra Energy, Inc.	4,171
22	Pepco Holdings, Inc.	575
10	Pinnacle West Capital Corp.	623
59	PPL Corp.	1,999
79	Southern Co. (The)	3,708
44	Xcel Energy, Inc.	1,589

		26,997

	Gas Utilities — 0.0% (g)
10	AGL Resources, Inc.	669

	Independent Power & Renewable Electricity Producers — 0.1%
59	AES Corp.	562
27	NRG Energy, Inc.	322

		884

	Multi-Utilities — 1.2%
21	Ameren Corp.	914
38	CenterPoint Energy, Inc.	689
24	CMS Energy Corp.	871

SHARES	SECURITY DESCRIPTION	VALUE($)

	Multi-Utilities — continued
26	Consolidated Edison, Inc.	1,643
52	Dominion Resources, Inc.	3,511
16	DTE Energy Co.	1,255
28	NiSource, Inc.	542
43	PG&E Corp.	2,274
44	Public Service Enterprise Group, Inc.	1,707
12	SCANA Corp.	754
21	Sempra Energy	1,933
21	TECO Energy, Inc.	547
28	WEC Energy Group, Inc.	1,412

		18,052

	Total Utilities	46,602

	Total Common Stocks (Cost $507,803)	1,560,781

NUMBER OF RIGHTS
Rights — 0.0% (g)
	Consumer Staples — 0.0% (g)
	Food & Staples Retailing — 0.0% (g)
25	Safeway, Inc., PDC CVR, expiring 01/30/17 (a)	1
25	Safeway, Inc., PDC CVR, expiring 01/30/18 (a)	2

	Total Rights (Cost $—)	3

SHARES
Short-Term Investment — 0.6%
	Investment Company — 0.6%
8,684	JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares, 0.210% (b) (l) (Cost $8,684)	8,684

	Total Investments — 100.5% (Cost $516,487)	1,569,468
	Liabilities in Excess of Other Assets — (0.5)%	(8,501)

	NET ASSETS — 100.0%	$1,560,967

Percentages indicated are based on net assets.

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL VALUE AT DECEMBER 31, 2015	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
86	E-mini S&P 500	03/18/16	USD	$8,752	$158

SEE NOTES TO FINANCIAL STATEMENTS.

14	J.P. MORGAN EQUITY FUNDS	DECEMBER 31, 2015

JPMorgan Market Expansion Enhanced Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2015 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 98.0%
	Consumer Discretionary — 11.2%
	Auto Components — 0.6%
216	Dana Holding Corp.	2,981
181	Gentex Corp.	2,892
4	Gentherm, Inc. (a)	209
15	Standard Motor Products, Inc.	552

		6,634

	Automobiles — 0.1%
23	Thor Industries, Inc.	1,271

	Distributors — 0.4%
150	LKQ Corp. (a)	4,438
41	VOXX International Corp. (a)	217

		4,655

	Diversified Consumer Services — 0.2%
8	Capella Education Co.	363
2	Graham Holdings Co., Class B	1,116
6	Strayer Education, Inc. (a)	349

		1,828

	Hotels, Restaurants & Leisure — 1.6%
45	Boyd Gaming Corp. (a)	886
65	Brinker International, Inc.	3,135
7	Buffalo Wild Wings, Inc. (a)	1,133
45	Cheesecake Factory, Inc. (The)	2,052
15	Cracker Barrel Old Country Store, Inc.	1,944
8	DineEquity, Inc.	637
3	Domino’s Pizza, Inc.	356
19	Jack in the Box, Inc.	1,434
15	Marriott Vacations Worldwide Corp.	827
6	Panera Bread Co., Class A (a)	1,169
7	Red Robin Gourmet Burgers, Inc. (a)	420
32	Ruby Tuesday, Inc. (a)	178
197	Ruth’s Hospitality Group, Inc.	3,134
31	Texas Roadhouse, Inc.	1,114

		18,419

	Household Durables — 1.8%
23	CalAtlantic Group, Inc.	885
16	Helen of Troy Ltd. (a)	1,544
14	iRobot Corp. (a)	483
101	Jarden Corp. (a)	5,790
44	KB Home	546
26	La-Z-Boy, Inc.	647
2	NVR, Inc. (a)	3,761
30	Tempur Sealy International, Inc. (a)	2,142
79	Toll Brothers, Inc. (a)	2,621

SHARES	SECURITY DESCRIPTION	VALUE($)

	Household Durables — continued
23	Tupperware Brands Corp.	1,277

		19,696

	Internet & Catalog Retail — 0.1%
7	Blue Nile, Inc. (a)	258
16	HSN, Inc.	816
12	Nutrisystem, Inc.	264

		1,338

	Leisure Products — 0.8%
102	Brunswick Corp.	5,137
59	Callaway Golf Co.	555
11	Polaris Industries, Inc.	935
9	Sturm Ruger & Co., Inc.	512
32	Vista Outdoor, Inc. (a)	1,412

		8,551

	Media — 1.0%
44	AMC Networks, Inc., Class A (a)	3,316
1	Cable One, Inc.	390
52	Cinemark Holdings, Inc.	1,742
24	John Wiley & Sons, Inc., Class A	1,061
74	Live Nation Entertainment, Inc. (a)	1,822
19	Meredith Corp.	807
13	Scholastic Corp.	513
49	Sizmek, Inc. (a)	178
55	Time, Inc.	857

		10,686

	Multiline Retail — 0.2%
30	Big Lots, Inc.	1,153
138	J.C. Penney Co., Inc. (a)	919

		2,072

	Specialty Retail — 3.5%
30	Aaron’s, Inc.	682
46	Abercrombie & Fitch Co., Class A	1,247
87	American Eagle Outfitters, Inc.	1,345
68	Ascena Retail Group, Inc. (a)	665
21	Barnes & Noble, Inc.	182
27	Big 5 Sporting Goods Corp.	265
22	Caleres, Inc.	590
88	Cato Corp. (The), Class A	3,246
82	Chico’s FAS, Inc.	873
59	Children’s Place, Inc. (The)	3,264
36	CST Brands, Inc.	1,401
48	Dick’s Sporting Goods, Inc.	1,712

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2015	J.P. MORGAN EQUITY FUNDS	15

JPMorgan Market Expansion Enhanced Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2015 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Specialty Retail — continued
39	Express, Inc. (a)	667
26	Finish Line, Inc. (The), Class A	477
70	Foot Locker, Inc.	4,567
20	Francesca’s Holdings Corp. (a)	354
13	Genesco, Inc. (a)	726
12	Group 1 Automotive, Inc.	912
146	Guess?, Inc.	2,747
9	Haverty Furniture Cos., Inc.	192
17	Kirkland’s, Inc.	243
30	Lithia Motors, Inc., Class A	3,181
36	Murphy USA, Inc. (a)	2,169
426	Office Depot, Inc. (a)	2,402
36	Outerwall, Inc.	1,304
27	Select Comfort Corp. (a)	567
15	Vitamin Shoppe, Inc. (a)	495
42	Williams-Sonoma, Inc.	2,447

		38,922

	Textiles, Apparel & Luxury Goods — 0.9%
34	Carter’s, Inc.	2,991
37	Crocs, Inc. (a)	382
14	Deckers Outdoor Corp. (a)	670
21	G-III Apparel Group Ltd. (a)	934
9	Movado Group, Inc.	229
7	Oxford Industries, Inc.	447
52	Perry Ellis International, Inc. (a)	961
73	Skechers U.S.A., Inc., Class A (a)	2,198
29	Steven Madden Ltd. (a)	890
46	Wolverine World Wide, Inc.	765

		10,467

	Total Consumer Discretionary	124,539

	Consumer Staples — 3.5%
	Food & Staples Retailing — 0.7%
45	Andersons, Inc. (The)	1,408
20	Casey’s General Stores, Inc.	2,464
111	SpartanNash Co.	2,395
238	SUPERVALU, Inc. (a)	1,617

		7,884

	Food Products — 2.0%
30	B&G Foods, Inc.	1,063
15	Cal-Maine Foods, Inc.	680
50	Darling Ingredients, Inc. (a)	526
182	Dean Foods Co.	3,118
65	Flowers Foods, Inc.	1,393
36	Hain Celestial Group, Inc. (The) (a)	1,470

SHARES	SECURITY DESCRIPTION	VALUE($)

	Food Products — continued
73	Ingredion, Inc.	7,041
7	J&J Snack Foods Corp.	828
31	Post Holdings, Inc. (a)	1,900
7	Sanderson Farms, Inc.	521
16	Seneca Foods Corp., Class A (a)	468
86	WhiteWave Foods Co. (The) (a)	3,354

		22,362

	Household Products — 0.6%
107	Central Garden & Pet Co., Class A (a)	1,458
48	Church & Dwight Co., Inc.	4,098
33	Energizer Holdings, Inc.	1,112

		6,668

	Personal Products — 0.1%
206	Avon Products, Inc.	836
7	Medifast, Inc.	211

		1,047

	Tobacco — 0.1%
12	Universal Corp.	645

	Total Consumer Staples	38,606

	Energy — 3.1%
	Energy Equipment & Services — 1.4%
33	Archrock, Inc.	245
28	Atwood Oceanics, Inc.	288
16	Basic Energy Services, Inc. (a)	42
54	Bristow Group, Inc.	1,407
11	Dril-Quip, Inc. (a)	658
16	Exterran Corp. (a)	262
58	Gulf Island Fabrication, Inc.	611
206	Helix Energy Solutions Group, Inc. (a)	1,082
16	Hornbeck Offshore Services, Inc. (a)	158
66	Matrix Service Co. (a)	1,361
143	Nabors Industries Ltd., (Bermuda)	1,213
124	Noble Corp. plc, (United Kingdom)	1,311
48	Oceaneering International, Inc.	1,804
24	Oil States International, Inc. (a)	656
65	Patterson-UTI Energy, Inc.	979
30	Pioneer Energy Services Corp. (a)	65
64	Rowan Cos. plc, Class A	1,076
160	Superior Energy Services, Inc.	2,155
16	Tesco Corp.	112
26	Tidewater, Inc.	182
21	Unit Corp. (a)	261

		15,928

SEE NOTES TO FINANCIAL STATEMENTS.

16	J.P. MORGAN EQUITY FUNDS	DECEMBER 31, 2015

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Oil, Gas & Consumable Fuels — 1.7%
23	Bill Barrett Corp. (a)	90
148	California Resources Corp.	344
23	Carrizo Oil & Gas, Inc. (a)	684
7	Contango Oil & Gas Co. (a)	44
94	Denbury Resources, Inc.	190
27	Energen Corp.	1,103
20	Green Plains, Inc.	446
142	Gulfport Energy Corp. (a)	3,494
136	HollyFrontier Corp.	5,423
6	PDC Energy, Inc. (a)	342
83	QEP Resources, Inc.	1,116
10	SM Energy Co.	195
64	Stone Energy Corp. (a)	277
34	Western Refining, Inc.	1,211
44	World Fuel Services Corp.	1,699
278	WPX Energy, Inc. (a)	1,595

		18,253

	Total Energy	34,181

	Financials — 24.8%
	Banks — 6.7%
168	Associated Banc-Corp.	3,159
57	BancorpSouth, Inc.	1,359
34	Bank of Hawaii Corp.	2,147
29	Bank of the Ozarks, Inc.	1,431
9	Banner Corp.	405
40	BBCN Bancorp, Inc.	689
40	Boston Private Financial Holdings, Inc.	458
42	Cathay General Bancorp	1,311
33	Columbia Banking System, Inc.	1,071
2	Commerce Bancshares, Inc.	98
22	Community Bank System, Inc.	869
45	CVB Financial Corp.	756
164	East West Bancorp, Inc.	6,801
27	First Financial Bancorp	485
38	First Midwest Bancorp, Inc.	695
9	First NBC Bank Holding Co. (a)	344
246	First Niagara Financial Group, Inc.	2,672
219	FirstMerit Corp.	4,093
31	FNB Corp.	409
108	Fulton Financial Corp.	1,408
41	Hancock Holding Co.	1,042
74	Hanmi Financial Corp.	1,750
22	Home BancShares, Inc.	890
11	Independent Bank Corp.	502
20	LegacyTexas Financial Group, Inc.	493

SHARES	SECURITY DESCRIPTION	VALUE($)

	Banks — continued
28	MB Financial, Inc.	921
18	NBT Bancorp, Inc.	508
11	Old National Bancorp	143
122	PacWest Bancorp	5,259
18	Pinnacle Financial Partners, Inc.	911
33	PrivateBancorp, Inc.	1,369
23	Prosperity Bancshares, Inc.	1,090
23	Signature Bank (a)	3,574
19	Simmons First National Corp., Class A	976
222	Sterling Bancorp	3,594
45	SVB Financial Group (a)	5,386
161	Synovus Financial Corp.	5,223
85	TCF Financial Corp.	1,200
10	Texas Capital Bancshares, Inc. (a)	494
6	Tompkins Financial Corp.	333
41	Trustmark Corp.	949
20	UMB Financial Corp.	908
157	Umpqua Holdings Corp.	2,498
22	United Community Banks, Inc.	423
45	Webster Financial Corp.	1,657
29	Wilshire Bancorp, Inc.	333
24	Wintrust Financial Corp.	1,156

		74,242

	Capital Markets — 2.1%
26	Eaton Vance Corp.	859
73	Evercore Partners, Inc., Class A	3,920
15	HFF, Inc., Class A	481
8	Piper Jaffray Cos. (a)	307
120	Raymond James Financial, Inc.	6,972
157	SEI Investments Co.	8,229
30	Stifel Financial Corp. (a)	1,285
4	Virtus Investment Partners, Inc.	446
42	Waddell & Reed Financial, Inc., Class A	1,213

		23,712

	Consumer Finance — 0.3%
28	Cash America International, Inc.	849
11	Encore Capital Group, Inc. (a)	316
4	First Cash Financial Services, Inc. (a)	154
22	Green Dot Corp., Class A (a)	363
206	SLM Corp. (a)	1,343

		3,025

	Diversified Financial Services — 1.1%
50	CBOE Holdings, Inc.	3,261
19	MarketAxess Holdings, Inc.	2,064

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2015	J.P. MORGAN EQUITY FUNDS	17

JPMorgan Market Expansion Enhanced Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2015 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Diversified Financial Services — continued
100	MSCI, Inc.	7,235

		12,560

	Insurance — 4.5%
8	Alleghany Corp. (a)	3,854
68	American Financial Group, Inc.	4,928
9	AMERISAFE, Inc.	464
20	Arthur J. Gallagher & Co.	823
83	Aspen Insurance Holdings Ltd., (Bermuda)	4,025
46	Brown & Brown, Inc.	1,477
78	eHealth, Inc. (a)	782
37	Everest Re Group Ltd., (Bermuda)	6,823
135	First American Financial Corp.	4,832
70	Hanover Insurance Group, Inc. (The)	5,664
6	Navigators Group, Inc. (The) (a)	553
266	Old Republic International Corp.	4,963
58	Reinsurance Group of America, Inc.	4,970
28	Selective Insurance Group, Inc.	950
5	StanCorp Financial Group, Inc.	571
10	Stewart Information Services Corp.	364
20	United Fire Group, Inc.	751
17	Universal Insurance Holdings, Inc.	394
46	W.R. Berkley Corp.	2,533

		49,721

	Real Estate Investment Trusts (REITs) — 9.0%
23	Acadia Realty Trust	747
32	Alexandria Real Estate Equities, Inc.	2,886
18	American Assets Trust, Inc.	706
53	American Campus Communities, Inc.	2,177
227	BioMed Realty Trust, Inc.	5,377
22	Camden Property Trust	1,655
36	Cedar Realty Trust, Inc.	256
27	Chesapeake Lodging Trust	679
19	CoreSite Realty Corp.	1,049
37	Corporate Office Properties Trust	815
66	Corrections Corp. of America	1,749
126	Cousins Properties, Inc.	1,191
354	DiamondRock Hospitality Co.	3,415
161	Duke Realty Corp.	3,384
5	EastGroup Properties, Inc.	270
24	EPR Properties	1,398
31	Equity One, Inc.	841
88	Extra Space Storage, Inc.	7,795
10	Federal Realty Investment Trust	1,481
37	Franklin Street Properties Corp.	382

SHARES		SECURITY DESCRIPTION	VALUE($)

		Real Estate Investment Trusts (REITs) — continued
35		GEO Group, Inc. (The)	1,006
13		Getty Realty Corp.	231
20		Government Properties Income Trust	313
39		Healthcare Realty Trust, Inc.	1,118
67		Highwoods Properties, Inc.	2,917
74		Hospitality Properties Trust	1,928
40		Inland Real Estate Corp.	421
79		Kilroy Realty Corp.	5,028
153		Kite Realty Group Trust	3,978
148		LaSalle Hotel Properties	3,729
58		Liberty Property Trust	1,813
45		Mack-Cali Realty Corp.	1,046
76		Mid-America Apartment Communities, Inc.	6,877
11		Parkway Properties, Inc.	172
56		Post Properties, Inc.	3,319
72		Potlatch Corp.	2,184
18		PS Business Parks, Inc.	1,605
46		Regency Centers Corp.	3,123
50		Retail Opportunity Investments Corp.	900
6		Saul Centers, Inc.	312
95		Senior Housing Properties Trust	1,414
16		Sovran Self Storage, Inc.	1,672
94		Summit Hotel Properties, Inc.	1,120
48		Tanger Factory Outlet Centers, Inc.	1,560
68		Taubman Centers, Inc.	5,239
129		UDR, Inc.	4,830
6		Universal Health Realty Income Trust	318
12		Urstadt Biddle Properties, Inc., Class A	229
62		Weingarten Realty Investors	2,153
82		WP Glimcher, Inc.	868

			99,676

		Real Estate Management & Development — 0.8%
48		Alexander & Baldwin, Inc.	1,682
47		Jones Lang LaSalle, Inc.	7,583
—	(h)	RMR Group, Inc. (The), Class A (a)	—	(h)

			9,265

		Thrifts & Mortgage Finance — 0.3%
71		BofI Holding, Inc. (a)	1,499
44		New York Community Bancorp, Inc.	714
27		Provident Financial Services, Inc.	550
46		TrustCo Bank Corp.	282
15		Walker & Dunlop, Inc. (a)	441

			3,486

		Total Financials	275,687

SEE NOTES TO FINANCIAL STATEMENTS.

18	J.P. MORGAN EQUITY FUNDS	DECEMBER 31, 2015

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Health Care — 11.2%
	Biotechnology — 1.1%
86	Acorda Therapeutics, Inc. (a)	3,683
14	Emergent BioSolutions, Inc. (a)	556
154	Momenta Pharmaceuticals, Inc. (a)	2,287
40	United Therapeutics Corp. (a)	6,198

		12,724

	Health Care Equipment & Supplies — 3.9%
19	ABIOMED, Inc. (a)	1,733
40	Align Technology, Inc. (a)	2,654
14	CONMED Corp.	634
26	Cooper Cos., Inc. (The)	3,476
10	Cynosure, Inc., Class A (a)	460
12	Greatbatch, Inc. (a)	630
85	Hill-Rom Holdings, Inc.	4,075
237	Hologic, Inc. (a)	9,185
19	ICU Medical, Inc. (a)	2,098
12	IDEXX Laboratories, Inc. (a)	890
14	LivaNova plc, (United Kingdom) (a)	831
79	Masimo Corp. (a)	3,259
17	Natus Medical, Inc. (a)	812
26	NuVasive, Inc. (a)	1,396
73	ResMed, Inc.	3,909
62	Sirona Dental Systems, Inc. (a)	6,749
4	West Pharmaceutical Services, Inc.	259

		43,050

	Health Care Providers & Services — 3.7%
20	AMN Healthcare Services, Inc. (a)	623
23	Amsurg Corp. (a)	1,782
78	Centene Corp. (a)	5,138
103	Community Health Systems, Inc. (a)	2,719
6	CorVel Corp. (a)	272
40	Cross Country Healthcare, Inc. (a)	649
16	Ensign Group, Inc. (The)	370
73	Health Net, Inc. (a)	5,003
72	Kindred Healthcare, Inc.	863
60	LifePoint Health, Inc. (a)	4,411
29	Magellan Health, Inc. (a)	1,792
48	MEDNAX, Inc. (a)	3,417
50	Molina Healthcare, Inc. (a)	3,024
21	Owens & Minor, Inc.	770
91	PharMerica Corp. (a)	3,189
5	Providence Service Corp. (The) (a)	225
100	VCA, Inc. (a)	5,520
23	WellCare Health Plans, Inc. (a)	1,760

		41,527

SHARES	SECURITY DESCRIPTION	VALUE($)

	Health Care Technology — 0.4%
220	Allscripts Healthcare Solutions, Inc. (a)	3,382
17	Omnicell, Inc. (a)	531
22	Quality Systems, Inc.	355

		4,268

	Life Sciences Tools & Services — 1.0%
37	Affymetrix, Inc. (a)	374
11	Bio-Rad Laboratories, Inc., Class A (a)	1,484
17	Cambrex Corp. (a)	786
29	Charles River Laboratories International, Inc. (a)	2,339
14	Mettler-Toledo International, Inc. (a)	4,850
29	PAREXEL International Corp. (a)	2,005

		11,838

	Pharmaceuticals — 1.1%
127	Akorn, Inc. (a)	4,727
13	Catalent, Inc. (a)	315
35	Impax Laboratories, Inc. (a)	1,475
107	Medicines Co. (The) (a)	4,007
26	Prestige Brands Holdings, Inc. (a)	1,322

		11,846

	Total Health Care	125,253

	Industrials — 15.7%
	Aerospace & Defense — 1.8%
15	AAR Corp.	391
33	Aerojet Rocketdyne Holdings, Inc. (a)	510
4	B/E Aerospace, Inc.	159
12	Cubic Corp.	557
30	Curtiss-Wright Corp.	2,069
10	Engility Holdings, Inc.	329
60	Huntington Ingalls Industries, Inc.	7,555
16	Moog, Inc., Class A (a)	993
6	National Presto Industries, Inc.	514
47	Orbital ATK, Inc.	4,182
19	Teledyne Technologies, Inc. (a)	1,650
19	Triumph Group, Inc.	739

		19,648

	Air Freight & Logistics — 0.4%
37	Atlas Air Worldwide Holdings, Inc. (a)	1,517
101	Hub Group, Inc., Class A (a)	3,314

		4,831

	Airlines — 1.4%
78	Alaska Air Group, Inc.	6,275
105	Hawaiian Holdings, Inc. (a)	3,699

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2015	J.P. MORGAN EQUITY FUNDS	19

JPMorgan Market Expansion Enhanced Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2015 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Airlines — continued
224	JetBlue Airways Corp. (a)	5,073

		15,047

	Building Products — 1.7%
94	A.O. Smith Corp.	7,194
36	American Woodmark Corp. (a)	2,895
54	Fortune Brands Home & Security, Inc.	3,008
17	Gibraltar Industries, Inc. (a)	428
27	Lennox International, Inc.	3,405
43	Quanex Building Products Corp.	888
10	Universal Forest Products, Inc.	662

		18,480

	Commercial Services & Supplies — 1.9%
29	ABM Industries, Inc.	834
46	Copart, Inc. (a)	1,760
24	Deluxe Corp.	1,300
108	Essendant, Inc.	3,500
30	Herman Miller, Inc.	874
22	HNI Corp.	781
77	Interface, Inc.	1,472
15	Matthews International Corp., Class A	784
305	R.R. Donnelley & Sons Co.	4,483
137	Tetra Tech, Inc.	3,564
12	US Ecology, Inc.	437
43	Viad Corp.	1,224

		21,013

	Construction & Engineering — 1.4%
162	AECOM (a)	4,855
117	Aegion Corp. (a)	2,254
19	Comfort Systems USA, Inc.	527
17	Dycom Industries, Inc. (a)	1,182
72	EMCOR Group, Inc.	3,462
209	KBR, Inc.	3,528

		15,808

	Electrical Equipment — 1.1%
13	AZZ, Inc.	695
50	EnerSys	2,781
213	General Cable Corp.	2,855
22	Hubbell, Inc.	2,262
61	Regal Beloit Corp.	3,572

		12,165

	Industrial Conglomerates — 0.2%
31	Carlisle Cos., Inc.	2,725

SHARES	SECURITY DESCRIPTION	VALUE($)

	Machinery — 2.7%
42	AGCO Corp.	1,921
14	Albany International Corp., Class A	512
95	Barnes Group, Inc.	3,366
22	Briggs & Stratton Corp.	374
75	Crane Co.	3,570
31	Federal Signal Corp.	493
33	IDEX Corp.	2,497
107	ITT Corp.	3,883
14	John Bean Technologies Corp.	702
40	Kennametal, Inc.	764
15	Lincoln Electric Holdings, Inc.	752
8	Lydall, Inc. (a)	288
30	Mueller Industries, Inc.	799
20	SPX Corp.	185
20	SPX FLOW, Inc. (a)	552
7	Standex International Corp.	549
10	Tennant Co.	543
96	Terex Corp.	1,776
41	Timken Co. (The)	1,162
9	Toro Co. (The)	650
85	Trinity Industries, Inc.	2,049
4	Valmont Industries, Inc.	456
34	Wabtec Corp.	2,420
6	Watts Water Technologies, Inc., Class A	283

		30,546

	Marine — 0.3%
86	Matson, Inc.	3,671

	Professional Services — 1.9%
16	CEB, Inc.	987
19	FTI Consulting, Inc. (a)	644
40	Heidrick & Struggles International, Inc.	1,077
61	Insperity, Inc.	2,927
25	Korn/Ferry International	817
73	ManpowerGroup, Inc.	6,169
21	On Assignment, Inc. (a)	957
63	Resources Connection, Inc.	1,025
33	Towers Watson & Co., Class A	4,229
77	TrueBlue, Inc. (a)	1,977

		20,809

	Road & Rail — 0.4%
114	ArcBest Corp.	2,439
22	Landstar System, Inc.	1,318
7	Old Dominion Freight Line, Inc. (a)	407
12	Roadrunner Transportation Systems, Inc. (a)	113

		4,277

SEE NOTES TO FINANCIAL STATEMENTS.

20	J.P. MORGAN EQUITY FUNDS	DECEMBER 31, 2015

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Trading Companies & Distributors — 0.5%
21	Applied Industrial Technologies, Inc.	862
9	GATX Corp.	375
3	MSC Industrial Direct Co., Inc., Class A	158
56	NOW, Inc. (a)	889
37	Veritiv Corp. (a)	1,329
13	Watsco, Inc.	1,546

		5,159

	Total Industrials	174,179

	Information Technology — 17.4%
	Communications Equipment — 1.1%
27	ADTRAN, Inc.	472
73	ARRIS Group, Inc. (a)	2,241
27	Bel Fuse, Inc., Class B	467
61	Ciena Corp. (a)	1,256
7	Comtech Telecommunications Corp.	141
73	Digi International, Inc. (a)	826
17	InterDigital, Inc.	848
130	Ixia (a)	1,618
22	Lumentum Holdings, Inc. (a)	485
18	NETGEAR, Inc. (a)	752
51	NetScout Systems, Inc. (a)	1,553
117	Polycom, Inc. (a)	1,470

		12,129

	Electronic Equipment, Instruments & Components — 4.6%
14	Anixter International, Inc. (a)	839
122	Arrow Electronics, Inc. (a)	6,623
152	Avnet, Inc.	6,509
21	Belden, Inc.	998
158	Benchmark Electronics, Inc. (a)	3,270
88	Checkpoint Systems, Inc.	553
54	Coherent, Inc. (a)	3,529
7	DTS, Inc. (a)	158
13	Electro Scientific Industries, Inc. (a)	66
72	Fabrinet, (Thailand) (a)	1,710
7	II-VI, Inc. (a)	138
174	Ingram Micro, Inc., Class A	5,291
120	Insight Enterprises, Inc. (a)	3,010
98	Jabil Circuit, Inc.	2,287
177	Keysight Technologies, Inc. (a)	5,000
11	Littelfuse, Inc.	1,199
18	Methode Electronics, Inc.	581
10	OSI Systems, Inc. (a)	869
11	Park Electrochemical Corp.	161

SHARES	SECURITY DESCRIPTION	VALUE($)

	Electronic Equipment, Instruments & Components — continued
16	Plexus Corp. (a)	569
15	Rofin-Sinar Technologies, Inc. (a)	390
80	Sanmina Corp. (a)	1,644
22	SYNNEX Corp.	1,988
17	Tech Data Corp. (a)	1,115
107	Trimble Navigation Ltd. (a)	2,294
72	Vishay Intertechnology, Inc.	866

		51,657

	Internet Software & Services — 0.5%
82	Blucora, Inc. (a)	805
14	j2 Global, Inc.	1,152
122	Liquidity Services, Inc. (a)	790
13	LogMeIn, Inc. (a)	852
38	Monster Worldwide, Inc. (a)	215
17	NIC, Inc.	339
42	Rackspace Hosting, Inc. (a)	1,063

		5,216

	IT Services — 4.5%
136	Broadridge Financial Solutions, Inc.	7,323
46	CACI International, Inc., Class A (a)	4,278
7	Cardtronics, Inc. (a)	235
168	Computer Sciences Corp.	5,484
49	Convergys Corp.	1,232
124	CoreLogic, Inc. (a)	4,212
50	ExlService Holdings, Inc. (a)	2,245
135	Global Payments, Inc.	8,685
29	Heartland Payment Systems, Inc.	2,746
84	Leidos Holdings, Inc.	4,726
17	MAXIMUS, Inc.	951
28	NeuStar, Inc., Class A (a)	662
22	Science Applications International Corp.	1,003
108	Sykes Enterprises, Inc. (a)	3,314
12	TeleTech Holdings, Inc.	335
28	VeriFone Systems, Inc. (a)	785
20	WEX, Inc. (a)	1,733

		49,949

	Semiconductors & Semiconductor Equipment — 2.0%
22	Advanced Energy Industries, Inc. (a)	629
779	Advanced Micro Devices, Inc. (a)	2,236
234	Atmel Corp.	2,013
12	Cabot Microelectronics Corp. (a)	523
33	Cirrus Logic, Inc. (a)	964
88	Cohu, Inc.	1,066

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2015	J.P. MORGAN EQUITY FUNDS	21

JPMorgan Market Expansion Enhanced Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2015 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Semiconductors & Semiconductor Equipment — continued
17	Diodes, Inc. (a)	398
72	Integrated Device Technology, Inc. (a)	1,903
260	Kulicke & Soffa Industries, Inc., (Singapore) (a)	3,038
70	Microsemi Corp. (a)	2,265
32	MKS Instruments, Inc.	1,147
59	Nanometrics, Inc. (a)	892
18	Rudolph Technologies, Inc. (a)	249
113	SunEdison, Inc. (a)	574
19	Synaptics, Inc. (a)	1,494
109	Teradyne, Inc.	2,243
13	Ultratech, Inc. (a)	267

		21,901

	Software — 4.1%
2	ANSYS, Inc. (a)	213
17	Bottomline Technologies de, Inc. (a)	491
145	Cadence Design Systems, Inc. (a)	3,012
104	CDK Global, Inc.	4,918
21	CommVault Systems, Inc. (a)	838
16	EPIQ Systems, Inc.	215
14	Fair Isaac Corp.	1,333
88	Fortinet, Inc. (a)	2,743
25	Mentor Graphics Corp.	462
16	MicroStrategy, Inc., Class A (a)	2,914
107	Progress Software Corp. (a)	2,558
134	PTC, Inc. (a)	4,641
227	Rovi Corp. (a)	3,782
34	SolarWinds, Inc. (a)	2,001
35	Solera Holdings, Inc.	1,919
159	Synopsys, Inc. (a)	7,253
118	Take-Two Interactive Software, Inc. (a)	4,120
10	Tyler Technologies, Inc. (a)	1,743

		45,156

	Technology Hardware, Storage & Peripherals — 0.6%
27	Diebold, Inc.	811
57	Lexmark International, Inc., Class A	1,838
183	NCR Corp. (a)	4,469

		7,118

	Total Information Technology	193,126

	Materials — 6.1%
	Chemicals — 3.2%
16	A Schulman, Inc.	493
56	Albemarle Corp.	3,137
34	Ashland, Inc.	3,510
107	Cabot Corp.	4,388

SHARES	SECURITY DESCRIPTION	VALUE($)

	Chemicals — continued
125	FutureFuel Corp.	1,690
10	Innophos Holdings, Inc.	290
65	Innospec, Inc.	3,514
60	Koppers Holdings, Inc. (a)	1,086
17	Kraton Performance Polymers, Inc. (a)	289
20	Minerals Technologies, Inc.	919
41	Olin Corp.	712
7	Quaker Chemical Corp.	503
21	Rayonier Advanced Materials, Inc.	208
115	RPM International, Inc.	5,062
69	Scotts Miracle-Gro Co. (The), Class A	4,471
56	Stepan Co.	2,796
37	Valspar Corp. (The)	3,107

		36,175

	Containers & Packaging — 1.0%
31	AptarGroup, Inc.	2,281
51	Bemis Co., Inc.	2,288
50	Packaging Corp. of America	3,168
33	Silgan Holdings, Inc.	1,775
32	Sonoco Products Co.	1,304

		10,816

	Metals & Mining — 1.1%
12	Carpenter Technology Corp.	372
163	Commercial Metals Co.	2,236
34	Ferroglobe plc, (United Kingdom)	370
14	Kaiser Aluminum Corp.	1,143
85	Reliance Steel & Aluminum Co.	4,939
148	Steel Dynamics, Inc.	2,637
27	Worthington Industries, Inc.	815

		12,512

	Paper & Forest Products — 0.8%
64	Boise Cascade Co. (a)	1,634
32	Domtar Corp., (Canada)	1,200
45	KapStone Paper & Packaging Corp.	1,010
10	Neenah Paper, Inc.	593
22	PH Glatfelter Co.	402
90	Schweitzer-Mauduit International, Inc.	3,789

		8,628

	Total Materials	68,131

	Telecommunication Services — 0.6%
	Diversified Telecommunication Services — 0.2%
43	8x8, Inc. (a)	497
6	Atlantic Tele-Network, Inc.	438

SEE NOTES TO FINANCIAL STATEMENTS.

22	J.P. MORGAN EQUITY FUNDS	DECEMBER 31, 2015

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Diversified Telecommunication Services — continued
92	General Communication, Inc., Class A (a)	1,810

		2,745

	Wireless Telecommunication Services — 0.4%
47	Spok Holdings, Inc.	854
139	Telephone & Data Systems, Inc.	3,593

		4,447

	Total Telecommunication Services	7,192

	Utilities — 4.4%
	Electric Utilities — 1.3%
43	El Paso Electric Co.	1,667
154	Great Plains Energy, Inc.	4,202
101	Hawaiian Electric Industries, Inc.	2,924
46	IDACORP, Inc.	3,099
70	OGE Energy Corp.	1,846
14	Westar Energy, Inc.	589

		14,327

	Gas Utilities — 2.0%
106	Atmos Energy Corp.	6,680
23	National Fuel Gas Co.	968
135	New Jersey Resources Corp.	4,450
87	Questar Corp.	1,697
26	Southwest Gas Corp.	1,459
193	UGI Corp.	6,528
5	WGL Holdings, Inc.	296

		22,078

SHARES	SECURITY DESCRIPTION	VALUE($)
	Multi-Utilities — 1.0%
56	Alliant Energy Corp.	3,513
46	Avista Corp.	1,631
5	Black Hills Corp.	248

	Multi-Utilities — continued
69	MDU Resources Group, Inc.	1,261
20	NorthWestern Corp.	1,076
98	Vectren Corp.	4,140

		11,869

	Water Utilities — 0.1%
20	American States Water Co.	832

	Total Utilities	49,106

	Total Common Stocks (Cost $842,343)	1,090,000

SHARES
Short-Term Investment — 2.0%
	Investment Company — 2.0%
21,750	JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares, 0.210% (b) (l) (Cost $21,750)	21,750

	Total Investments — 100.0% (Cost $864,093)	1,111,750
	Liabilities in Excess of Other Assets — 0.0% (c) (g)	(56)

	NET ASSETS — 100.0%	$1,111,694

Percentages indicated are based on net assets.

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL VALUE AT DECEMBER 31, 2015	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
47	E-mini Russell 2000	03/18/16	USD	$5,318	$20
115	S&P Mid Cap 400	03/18/16	USD	16,025	46

					$66

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2015	J.P. MORGAN EQUITY FUNDS	23

J.P. Morgan Equity Funds

NOTES TO SCHEDULES OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2015 (Unaudited)

CVR	— Contingent Value Rights
PDC	— Property Development Center
USD	— United States Dollar

(a)	— Non-income producing security.
(b)	— Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(c)	— Included in this amount is cash segregated as collateral for futures contracts.

(g)	— Amount rounds to less than 0.1%.
(h)	— Amount rounds to less than one thousand (shares or dollars).
(k)	— All or a portion of this security is deposited with the broker as collateral for futures or with brokers as initial margin for futures contracts.
(l)	— The rate shown is the current yield as of December 31, 2015.
(q)	— Investment in affiliate which is a security in the Fund’s index.

SEE NOTES TO FINANCIAL STATEMENTS.

24	J.P. MORGAN EQUITY FUNDS	DECEMBER 31, 2015

STATEMENTS OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 2015 (Unaudited)

(Amounts in thousands, except per share amounts)

	Equity Index Fund	Market Expansion Enhanced Index Fund
ASSETS:
Investments in non-affiliates, at value	$1,539,592	$1,090,000
Investments in affiliates, at value	29,876	21,750

Total investment securities, at value	1,569,468	1,111,750
Cash	3	14
Deposits at broker for futures contracts	—	1,372
Receivables:
Investment securities sold	—	69
Fund shares sold	2,393	1,470
Dividends from non-affiliates	2,124	1,043
Dividends from affiliates	1	2

Total Assets	1,573,989	1,115,720

LIABILITIES:
Payables:
Investment securities purchased	201	1,658
Fund shares redeemed	12,089	1,608
Variation margin on futures contracts	86	222
Accrued liabilities:
Investment advisory fees	121	168
Administration fees	—	32
Distribution fees	187	40
Shareholder servicing fees	19	181
Custodian and accounting fees	25	34
Trustees’ and Chief Compliance Officer’s fees	4	3
Other	290	80

Total Liabilities	13,022	4,026

Net Assets	$1,560,967	$1,111,694

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2015	J.P. MORGAN EQUITY FUNDS	25

STATEMENTS OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 2015 (Unaudited) (continued)

(Amounts in thousands, except per share amounts)

	Equity Index Fund	Market Expansion Enhanced Index Fund
NET ASSETS:
Paid-in-Capital	$515,080	$851,368
Accumulated undistributed (distributions in excess of) net investment income	236	79
Accumulated net realized gains (losses)	(7,488)	12,524
Net unrealized appreciation (depreciation)	1,053,139	247,723

Total Net Assets	$1,560,967	$1,111,694

Net Assets:
Class A	$613,004	$98,932
Class C	88,872	23,007
Class R2	—	10,327
Select Class	859,091	979,428

Total	$1,560,967	$1,111,694

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	17,818	9,798
Class C	2,603	2,615
Class R2	—	1,034
Select Class	24,949	96,073

Net Asset Value (a):
Class A — Redemption price per share	$34.40	$10.10
Class C — Offering price per share (b)	34.14	8.80
Class R2 — Offering and redemption price per share	—	9.98
Select Class — Offering and redemption price per share	34.43	10.19
Class A maximum sales charge	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$36.31	$10.66

Cost of investments in non-affiliates	$500,744	$842,343
Cost of investments in affiliates	15,743	21,750

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2015	J.P. MORGAN EQUITY FUNDS	26

STATEMENTS OF OPERATIONS

FOR THE SIX MONTHS ENDED DECEMBER 31, 2015 (Unaudited)

(Amounts in thousands)

	Equity Index Fund	Market Expansion Enhanced Index Fund
INVESTMENT INCOME:
Dividend income from non-affiliates	$20,835	$9,485
Dividend income from affiliates	322	15

Total investment income	21,157	9,500

EXPENSES:
Investment advisory fees	2,170	1,595
Administration fees	710	522
Distribution fees:
Class A	793	130
Class C	336	88
Class R2	—	25
Shareholder servicing fees:
Class A	793	130
Class C	112	29
Class R2	—	13
Select Class	1,265	1,423
Custodian and accounting fees	39	44
Interest expense to affiliates	— (a)	—
Professional fees	24	27
Trustees’ and Chief Compliance Officer’s fees	10	7
Printing and mailing costs	63	27
Registration and filing fees	43	37
Transfer agent fees (See Note 2.E.)	137	27
Sub-transfer agent fees (See Note 2.E.)	465	123
Other	16	15

Total expenses	6,976	4,262

Less fees waived	(3,926)	(1,216)
Less expense reimbursements	(82)	(4)

Net expenses	2,968	3,042

Net investment income (loss)	18,189	6,458

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	183,348	49,784
Investments in affiliates	2,326	—
Futures	227	(4,873)

Net realized gain (loss)	185,901	44,911

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	(211,093)	(119,543)
Investments in affiliates	(3,155)	—
Futures	297	1,026

Change in net unrealized appreciation/depreciation	(213,951)	(118,517)

Net realized/unrealized gains (losses)	(28,050)	(73,606)

Change in net assets resulting from operations	$(9,861)	$(67,148)

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2015	J.P. MORGAN EQUITY FUNDS	27

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	Equity Index Fund		Market Expansion Enhanced Index Fund
	Six Months Ended December 31, 2015 (Unaudited)	Year Ended June 30, 2015	Six Months Ended December 31, 2015 (Unaudited)	Year Ended June 30, 2015
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$18,189	$33,964	$6,458	$14,127
Net realized gain (loss)	185,901	110,392	44,911	242,784
Change in net unrealized appreciation/depreciation	(213,951)	(9,524)	(118,517)	(155,127)

Change in net assets resulting from operations	(9,861)	134,832	(67,148)	101,784

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(6,600)	(11,348)	(453)	(844)
From net realized gains	(93,301)	(50,028)	(17,264)	(12,480)
Class B (a)
From net investment income	—	(49)	—	(2)
From net realized gains	—	(558)	—	(117)
Class C
From net investment income	(621)	(769)	(46)	(56)
From net realized gains	(13,966)	(5,873)	(4,521)	(2,944)
Class R2
From net investment income	—	—	(36)	(52)
From net realized gains	—	—	(1,808)	(1,023)
Select Class
From net investment income	(11,436)	(20,780)	(5,989)	(12,714)
From net realized gains	(137,624)	(78,050)	(180,035)	(154,236)

Total distributions to shareholders	(263,548)	(167,455)	(210,152)	(184,468)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(58,530)	22,791	41,669	(134,019)

NET ASSETS:
Change in net assets	(331,939)	(9,832)	(235,631)	(216,703)
Beginning of period	1,892,906	1,902,738	1,347,325	1,564,028

End of period	$1,560,967	$1,892,906	$1,111,694	$1,347,325

Accumulated undistributed (distributions in excess of) net investment income	$236	$704	$79	$145

(a)	All remaining Class B Shares converted to Class A Shares on June 19, 2015.

SEE NOTES TO FINANCIAL STATEMENTS.

28	J.P. MORGAN EQUITY FUNDS	DECEMBER 31, 2015

	Equity Index Fund		Market Expansion Enhanced Index Fund
	Six Months Ended December 31, 2015 (Unaudited)	Year Ended June 30, 2015	Six Months Ended December 31, 2015 (Unaudited)	Year Ended June 30, 2015
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$51,329	$158,207	$12,091	$25,488
Distributions reinvested	98,934	60,975	14,675	11,511
Cost of shares redeemed	(126,361)	(219,378)	(14,638)	(38,207)
Conversion from Class B Shares	—	6,841	—	777

Change in net assets resulting from Class A capital transactions	$23,902	$6,645	$12,128	$(431)

Class B (a)
Proceeds from shares issued	$—	$17	$—	$7
Distributions reinvested	—	596	—	112
Cost of shares redeemed	—	(3,758)	—	(588)
Conversion to Class A Shares	—	(6,841)	—	(777)

Change in net assets resulting from Class B capital transactions	$—	$(9,986)	$—	$(1,246)

Class C
Proceeds from shares issued	$17,543	$24,847	$4,163	$4,923
Distributions reinvested	11,171	4,994	3,927	2,477
Cost of shares redeemed	(13,687)	(17,097)	(2,884)	(5,356)

Change in net assets resulting from Class C capital transactions	$15,027	$12,744	$5,206	$2,044

Class R2
Proceeds from shares issued	$—	$—	$2,991	$3,758
Distributions reinvested	—	—	1,477	811
Cost of shares redeemed	—	—	(1,699)	(2,943)

Change in net assets resulting from Class R2 capital transactions	$—	$—	$2,769	$1,626

Select Class
Proceeds from shares issued	$92,682	$251,960	$62,218	$132,492
Distributions reinvested	121,595	81,977	119,168	85,971
Cost of shares redeemed	(311,736)	(320,549)	(159,820)	(354,475)

Change in net assets resulting from Select Class capital transactions	$(97,459)	$13,388	$21,566	$(136,012)

Total change in net assets resulting from capital transactions	$(58,530)	$22,791	$41,669	$(134,019)

(a)	All remaining Class B Shares converted to Class A Shares on June 19, 2015.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2015	J.P. MORGAN EQUITY FUNDS	29

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Equity Index Fund		Market Expansion Enhanced Index Fund
	Six Months Ended December 31, 2015 (Unaudited)	Year Ended June 30, 2015	Six Months Ended December 31, 2015 (Unaudited)	Year Ended June 30, 2015
SHARE TRANSACTIONS:
Class A
Issued	1,299	3,776	1,051	1,951
Reinvested	2,897	1,513	1,460	951
Redeemed	(3,138)	(5,261)	(1,196)	(2,908)
Conversion from Class B Shares	—	162	—	58

Change in Class A Shares	1,058	190	1,315	52

Class B (a)
Issued	—	— (b)	—	1
Reinvested	—	15	—	9
Redeemed	—	(90)	—	(46)
Conversion to Class A Shares	—	(163)	—	(62)

Change in Class B Shares	—	(238)	—	(98)

Class C
Issued	461	599	397	419
Reinvested	330	125	450	229
Redeemed	(362)	(411)	(272)	(456)

Change in Class C Shares	429	313	575	192

Class R2
Issued	—	—	253	289
Reinvested	—	—	149	68
Redeemed	—	—	(141)	(226)

Change in Class R2 Shares	—	—	261	131

Select Class
Issued	2,381	6,036	5,348	10,188
Reinvested	3,552	2,029	11,733	7,034
Redeemed	(8,082)	(7,663)	(12,984)	(26,696)

Change in Select Class Shares	(2,149)	402	4,097	(9,474)

(a)	All remaining Class B Shares converted to Class A Shares on June 19, 2015.
(b)	Amount rounds to less than 1,000 Shares.

SEE NOTES TO FINANCIAL STATEMENTS.

30	J.P. MORGAN EQUITY FUNDS	DECEMBER 31, 2015

THIS PAGE IS INTENTIONALLY LEFT BLANK

DECEMBER 31, 2015	J.P. MORGAN EQUITY FUNDS	31

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Equity Index Fund
Class A
Six Months Ended December 31, 2015 (Unaudited)	$41.12	$0.40	(f)	$(0.55)	$(0.15)	$(0.39)	$(6.18)	$(6.57)
Year Ended June 30, 2015	41.94	0.68	(f)	2.11	2.79	(0.66)	(2.95)	(3.61)
Year Ended June 30, 2014	36.43	0.64	(f)	7.78	8.42	(0.63)	(2.28)	(2.91)
Year Ended June 30, 2013	30.92	0.63	(f)	5.52	6.15	(0.64)	—	(0.64)
Year Ended June 30, 2012	29.96	0.51	(f)	0.96	1.47	(0.51)	—	(0.51)
Year Ended June 30, 2011	23.40	0.45	(f)	6.56	7.01	(0.45)	—	(0.45)

Class C
Six Months Ended December 31, 2015 (Unaudited)	40.86	0.25	(f)	(0.54)	(0.29)	(0.25)	(6.18)	(6.43)
Year Ended June 30, 2015	41.72	0.37	(f)	2.09	2.46	(0.37)	(2.95)	(3.32)
Year Ended June 30, 2014	36.28	0.35	(f)	7.73	8.08	(0.36)	(2.28)	(2.64)
Year Ended June 30, 2013	30.81	0.37	(f)	5.50	5.87	(0.40)	—	(0.40)
Year Ended June 30, 2012	29.87	0.29	(f)	0.94	1.23	(0.29)	—	(0.29)
Year Ended June 30, 2011	23.34	0.24	(f)	6.54	6.78	(0.25)	—	(0.25)

Select Class
Six Months Ended December 31, 2015 (Unaudited)	41.14	0.45	(f)	(0.54)	(0.09)	(0.44)	(6.18)	(6.62)
Year Ended June 30, 2015	41.96	0.79	(f)	2.10	2.89	(0.76)	(2.95)	(3.71)
Year Ended June 30, 2014	36.44	0.74	(f)	7.79	8.53	(0.73)	(2.28)	(3.01)
Year Ended June 30, 2013	30.92	0.71	(f)	5.53	6.24	(0.72)	—	(0.72)
Year Ended June 30, 2012	29.97	0.58	(f)	0.95	1.53	(0.58)	—	(0.58)
Year Ended June 30, 2011	23.40	0.52	(f)	6.57	7.09	(0.52)	—	(0.52)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

32	J.P. MORGAN EQUITY FUNDS	DECEMBER 31, 2015

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)(e)

$34.40	(0.07)%	$613,004	0.45%	2.01%	0.95%	2%
41.12	6.94	689,107	0.45	1.63	0.92	5
41.94	23.95	694,974	0.45	1.63	0.91	5
36.43	20.04	585,946	0.45	1.86	0.94	4
30.92	5.03	520,294	0.45	1.74	0.94	7
29.96	30.09	540,743	0.45	1.63	0.94	7

34.14	(0.44)	88,872	1.20	1.28	1.43	2
40.86	6.15	88,842	1.20	0.88	1.41	5
41.72	23.01	77,644	1.20	0.88	1.41	5
36.28	19.16	58,831	1.20	1.10	1.45	4
30.81	4.21	45,854	1.20	0.99	1.44	7
29.87	29.11	49,126	1.20	0.88	1.44	7

34.43	0.08	859,091	0.20	2.24	0.66	2
41.14	7.19	1,114,957	0.20	1.88	0.66	5
41.96	24.27	1,120,177	0.20	1.89	0.66	5
36.44	20.35	1,087,877	0.20	2.11	0.69	4
30.92	5.26	1,188,683	0.20	1.99	0.69	7
29.97	30.45	1,281,370	0.20	1.87	0.69	7

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2015	J.P. MORGAN EQUITY FUNDS	33

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Market Expansion Enhanced Index Fund
Class A
Six Months Ended December 31, 2015 (Unaudited)	$12.98	$0.05	(f)	$(0.74)	$(0.69)	$(0.05)	$(2.14)	$(2.19)
Year Ended June 30, 2015	13.85	0.10	(f)	0.72	0.82	(0.10)	(1.59)	(1.69)
Year Ended June 30, 2014	12.17	0.09	(f)(g)	2.81	2.90	(0.08)	(1.14)	(1.22)
Year Ended June 30, 2013	10.32	0.11	(f)(h)	2.45	2.56	(0.11)	(0.60)	(0.71)
Year Ended June 30, 2012	11.52	0.07	(f)	(0.42)	(0.35)	(0.07)	(0.78)	(0.85)
Year Ended June 30, 2011	8.42	0.05	(f)	3.11	3.16	(0.06)	—	(0.06)

Class C
Six Months Ended December 31, 2015 (Unaudited)	11.62	0.01	(f)	(0.67)	(0.66)	(0.02)	(2.14)	(2.16)
Year Ended June 30, 2015	12.58	0.01	(f)	0.65	0.66	(0.03)	(1.59)	(1.62)
Year Ended June 30, 2014	11.18	—	(f)(g)(i)	2.56	2.56	(0.02)	(1.14)	(1.16)
Year Ended June 30, 2013	9.55	0.03	(f)(h)	2.25	2.28	(0.05)	(0.60)	(0.65)
Year Ended June 30, 2012	10.74	(0.01	)(f)	(0.39)	(0.40)	(0.01)	(0.78)	(0.79)
Year Ended June 30, 2011	7.88	(0.02	)(f)	2.90	2.88	(0.02)	—	(0.02)

Class R2
Six Months Ended December 31, 2015 (Unaudited)	12.87	0.04	(f)	(0.75)	(0.71)	(0.04)	(2.14)	(2.18)
Year Ended June 30, 2015	13.74	0.07	(f)	0.72	0.79	(0.07)	(1.59)	(1.66)
Year Ended June 30, 2014	12.09	0.06	(f)(g)	2.78	2.84	(0.05)	(1.14)	(1.19)
Year Ended June 30, 2013	10.25	0.08	(f)(h)	2.44	2.52	(0.08)	(0.60)	(0.68)
Year Ended June 30, 2012	11.46	0.03	(f)	(0.42)	(0.39)	(0.04)	(0.78)	(0.82)
Year Ended June 30, 2011	8.39	0.01	(f)	3.09	3.10	(0.03)	—	(0.03)

Select Class
Six Months Ended December 31, 2015 (Unaudited)	13.09	0.07	(f)	(0.77)	(0.70)	(0.06)	(2.14)	(2.20)
Year Ended June 30, 2015	13.94	0.13	(f)	0.74	0.87	(0.13)	(1.59)	(1.72)
Year Ended June 30, 2014	12.24	0.12	(f)(g)	2.83	2.95	(0.11)	(1.14)	(1.25)
Year Ended June 30, 2013	10.37	0.14	(f)(h)	2.46	2.60	(0.13)	(0.60)	(0.73)
Year Ended June 30, 2012	11.57	0.09	(f)	(0.42)	(0.33)	(0.09)	(0.78)	(0.87)
Year Ended June 30, 2011	8.45	0.08	(f)	3.11	3.19	(0.07)	—	(0.07)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.
(g)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share remained the same for Class A, Class C, Class R2 and Select Class Shares and the net investment income (loss) ratio would have been 0.65%, (0.03)%, 0.42% and 0.90% for Class A, Class C, Class R2 and Select Class Shares, respectively.
(h)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $0.09, $0.01, $0.06 and $0.12 for Class A, Class C, Class R2 and Select Class Shares, respectively, and the net investment income (loss) ratio would have been 0.82%, 0.13%, 0.58% and 1.07% for Class A, Class C, Class R2 and Select Class Shares, respectively.
(i)	Amount rounds to less than $0.01.
(j)	Amount rounds to less than 0.01%

SEE NOTES TO FINANCIAL STATEMENTS.

34	J.P. MORGAN EQUITY FUNDS	DECEMBER 31, 2015

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)(e)

$10.10	(5.19)%	$98,932	0.69%	0.82%		0.97%	20%
12.98	6.90	110,138	0.68	0.75		0.92	39
13.85	24.96	116,727	0.69	0.68	(g)	0.87	25
12.17	25.91	84,296	0.69	0.95	(h)	0.88	51
10.32	(2.22)	62,820	0.69	0.64		0.89	77
11.52	37.50	77,638	0.69	0.50		0.89	78

8.80	(5.56)	23,007	1.39	0.12		1.51	20
11.62	6.25	23,705	1.38	0.06		1.44	39
12.58	24.03	23,248	1.37	—	(g)(j)	1.37	25
11.18	25.07	16,636	1.37	0.27	(h)	1.38	51
9.55	(2.85)	12,330	1.39	(0.07)		1.39	77
10.74	36.53	13,613	1.39	(0.21)		1.39	78

9.98	(5.41)	10,327	0.92	0.60		1.37	20
12.87	6.75	9,946	0.91	0.53		1.26	39
13.74	24.60	8,821	0.92	0.45	(g)	1.12	25
12.09	25.72	6,985	0.93	0.72	(h)	1.13	51
10.25	(2.64)	4,477	1.07	0.27		1.14	77
11.46	36.97	3,309	1.07	0.10		1.14	78

10.19	(5.19)	979,428	0.44	1.06		0.62	20
13.09	7.26	1,203,536	0.43	1.00		0.62	39
13.94	25.26	1,413,937	0.44	0.92	(g)	0.62	25
12.24	26.26	1,296,602	0.44	1.21	(h)	0.63	51
10.37	(1.96)	1,100,332	0.44	0.89		0.64	77
11.57	37.84	1,145,121	0.44	0.75		0.64	78

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2015	J.P. MORGAN EQUITY FUNDS	35

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2015 (Unaudited)

1. Organization

JPMorgan Trust II (“JPM II” or the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are 2 separate funds of the Trust (collectively, the “Funds”) covered by this report:

	Classes Offered	Diversified/Non-Diversified
Equity Index Fund	Class A, Class C and Select Class	Diversified
Market Expansion Enhanced Index Fund	Class A, Class C, Class R2 and Select Class	Diversified

The investment objective of the Equity Index Fund is to seek investment results that correspond to the aggregate price and dividend performance of securities in the Standard & Poor’s 500 Composite Stock Price Index (“S&P 500 Index”).

The investment objective of the Market Expansion Enhanced Index Fund is to seek to provide investment results that correspond to or incrementally exceed the total return performance of an index that tracks the performance of the small- and mid-capitalization equity markets.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to Class R2 and Select Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different transfer agency, sub-transfer agency, distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectus.

On June 19, 2015, all remaining Class B Shares converted to Class A Shares of the same Fund. Prior to June 19, 2015, Class B Shares automatically converted to Class A Shares after eight years and provided for a CDSC.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The Funds are investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946—Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — The valuation of investments is in accordance with GAAP and the Funds’ valuation policies set forth by and under the supervision and responsibility of the Board of Trustees (the “Board”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at such unadjusted quoted prices and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.

JPMorgan Funds Management, Inc. (the “Administrator”) has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Board with the oversight and monitoring of the valuation of the Funds’ investments. The Administrator implements the valuation policies of the Funds’ investments, as directed by the Board. The AVC oversees and carries out the policies for the valuation of investments held in the Funds. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight, including but not limited to consideration of macro or security specific events, market events and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis with the AVC and the Board.

A market-based approach is primarily used to value the Funds’ investments. Investments for which market quotations are not readily available are fair valued by approved affiliated and unaffiliated pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”) or may be internally fair valued using methods set forth by the valuation policies approved by the Board. This may include related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may be used in which the anticipated future cash flows of the investment are discounted to calculate the fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used, had a ready market for the investments existed, and such differences could be material.

Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset values (“NAV”) of the Funds are calculated on a valuation date. Investments in open-end investment companies (the “Underlying Funds”) are valued at each Underlying Fund’s NAV per share as of the report date.

Futures are generally valued on the basis of available market quotations.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

36	J.P. MORGAN EQUITY FUNDS	DECEMBER 31, 2015

The various inputs that are used in determining the valuation of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•

Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Funds’ assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

The following tables represent each valuation input as presented on the Schedules of Portfolio Investments (“SOIs”) (amounts in thousands):

Equity Index Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Consumer Discretionary	$201,220	$—	$—	$201,220
Consumer Staples	157,031	—	—	157,031
Energy	101,395	—	—	101,395
Financials	257,214	—	—	257,214
Health Care	236,536	—	—	236,536
Industrials	156,828	—	—	156,828
Information Technology	322,914	—	—	322,914
Materials	43,141	—	—	43,141
Telecommunication Services	37,900	—	—	37,900
Utilities	46,602	—	—	46,602

Total Common Stocks	1,560,781	—	—	1,560,781

Rights
Consumer Staples	—	—	3	3
Short-Term Investment
Investment Company	8,684	—	—	8,684

Total Investments in Securities	$1,569,465	$—	$3	$1,569,468

Appreciation in Other Financial Instruments
Futures Contracts	$158	$—	$—	$158

Market Expansion Enhanced Index Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$1,111,750	$—	$—	$1,111,750

Appreciation in Other Financial Instruments
Futures Contracts	$66	$—	$—	$66

(a)	All portfolio holdings designated as Level 1 are disclosed individually on the SOIs. Please refer to the SOIs for industry specifics of portfolio holdings.

There were no transfers among any levels during the six months ended December 31, 2015.

B. Futures Contracts — The Funds used index futures contracts to gain or reduce exposure to their respective indices, maintain liquidity or minimize transaction costs. The Funds also bought futures contracts to invest incoming cash in the market or sold futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Funds are required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial

DECEMBER 31, 2015	J.P. MORGAN EQUITY FUNDS	37

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2015 (Unaudited) (continued)

margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Funds periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as change in net unrealized appreciation/depreciation on the Statements of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported on the Statements of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated on the SOIs and cash deposited is recorded on the Statements of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statements of Assets and Liabilities.

The use of futures contracts exposes the Funds to equity price risk. The Funds may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Funds to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Funds to unlimited risk of loss. The Funds may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Funds’ credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.

The table below discloses the volume of the Funds’ futures contracts activity during the six months ended December 31, 2015 (amounts in thousands):

	Equity Index Fund	Market Expansion Enhanced Index Fund
Futures Contracts:
Average Notional Balance Long	$9,989	$32,585
Ending Notional Balance Long	8,752	21,343

The Funds’ futures contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).

C. Investment Transactions with Affiliates — An issuer which is under common control with a fund may be considered an affiliate. For the purposes of the financial statements, the Funds assume the issuers listed in the tables below to be affiliated issuers. Underlying Funds’ distributions may be reinvested into the Underlying Funds. Reinvestment amounts are included in the purchase cost amounts in the table below (amounts in thousands).

		For the six months ended December 31, 2015
Affiliate	Value at June 30, 2015	Purchase Cost	Sales Proceeds	Realized Gain/(Loss)	Dividend Income	Shares at December 31, 2015	Value at December 31, 2015
Equity Index Fund
JPMorgan Chase & Co. (common stock)*	$25,944	$—	$3,922	$2,326	$317	321	$21,192
JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares	9,361	100,390	101,067	—	5	8,684	8,684

Total	$35,305			$2,326	$322		$29,876

		For the six months ended December 31, 2015
Affiliate	Value at June 30, 2015	Purchase Cost	Sales Proceeds	Realized Gain/(Loss)	Dividend Income	Shares at December 31, 2015	Value at December 31, 2015
Market Expansion Enhanced Index Fund
JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares	$42,800	$154,741	$175,791	$—	$15	21,750	$21,750

Total	$42,800			$—	$15		$21,750

*	Investment in affiliate which is a security in the Fund’s Index.

D. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income, net of foreign taxes withheld, if any, is recorded on the ex-dividend date or when a Fund first learns of the dividend.

To the extent such information is publicly available, the Funds record distributions received in excess of income earned from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Funds adjust the estimated amounts of the

38	J.P. MORGAN EQUITY FUNDS	DECEMBER 31, 2015

components of distributions (and consequently their net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

E. Allocation of Income and Expenses — Expenses directly attributable to a fund are charged directly to that fund, while the expenses attributable to more than one fund of the Trust are allocated among the respective funds. In calculating the NAV of each class, investment income, realized and unrealized gains and losses and expenses, other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

Transfer Agent fees and sub-transfer agent fees are class-specific expenses. The amount of the transfer agent fees and sub-transfer agent fees charged to each class of the Funds for the six months ended December 31, 2015 are as follows (amounts in thousands):

	Class A	Class C	Class R2	Select Class	Total
Equity Index Fund
Transfer Agent Fees	$124	$4	n/a	$9	$137
Sub-Transfer Agent Fees	163	26	n/a	276	465
Market Expansion Enhanced Index Fund
Transfer Agent Fees	13	3	$2	9	27
Sub-Transfer Agent Fees	45	14	11	53	123

F. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Funds’ tax positions for all open tax years and has determined that as of December 31, 2015, no liability for income tax is required in the Funds’ financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each of the Funds’ Federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

G. Distributions to Shareholders — Distributions from net investment income are generally declared and paid quarterly and are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, J.P. Morgan Investment Management Inc. (the “Adviser”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), supervises the investments of each Fund and for such services is paid a fee. The fee is accrued daily and paid monthly at an annual rate of 0.25% of each Fund’s average daily net assets.

The Adviser waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator, an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex covered by the Administration Agreement (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the six months ended December 31, 2015, the effective annualized rate was 0.08% of each Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

The Administrator waived Administration fees as outlined in Note 3.F.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Funds’ sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of each Fund’s shares.

The Board has adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class C and Class R2 Shares of the Funds, as applicable, in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to the Distributor, at annual rates of the average daily net assets as shown in the table below:

	Class A	Class C	Class R2
Equity Index Fund	0.25%	0.75%	n/a
Market Expansion Enhanced Index Fund	0.25	0.75	0.50%

DECEMBER 31, 2015	J.P. MORGAN EQUITY FUNDS	39

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2015 (Unaudited) (continued)

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the six months ended December 31, 2015, the Distributor retained the following amounts (amounts in thousands):

	Front-End Sales Charge	CDSC
Equity Index Fund	$21	$—	(a)
Market Expansion Enhanced Index Fund	6	—	(a)

(a)	Amount rounds to less than $1,000.

D. Shareholder Servicing Fees — The Trust, on behalf of the Funds, has entered into Shareholder Servicing Agreements with the Distributor under which the Distributor provides certain support services to the shareholders. For performing these services, the Distributor receives a fee that is accrued daily and paid monthly equal to an annual rate of 0.25% of the average daily net assets of each share class.

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Funds. For these services, the Funds pay JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees on the Statements of Operations. Payments to the custodian may be reduced by credits earned by each Fund, based on uninvested cash balances held by the custodian. Such earnings credits, if any, are presented separately on the Statements of Operations.

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Statements of Operations.

F. Waivers and Reimbursements — The Adviser, Administrator and/or Distributor have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation and extraordinary expenses) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A	Class C	Class R2	Select Class
Equity Index Fund	0.45%	1.20%	n/a	0.20%
Market Expansion Enhanced Index Fund	0.69	1.39	0.92	0.44

The expense limitation agreements were in effect for the six months ended December 31, 2015 and are in place until at least October 31, 2016.

For the six months ended December 31, 2015, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expect the Funds to repay any such waived fees and reimbursed expenses in future six months.

	Contractual Waivers
	Investment Advisory	Administration	Shareholder Servicing	Total	Contractual Reimbursements
Equity Index Fund	$1,203	$710	$2,004	$3,917	$82
Market Expansion Enhanced Index Fund	442	293	451	1,186	4

Additionally, the Funds may invest in one or more money market funds advised by the Adviser or its affiliates (affiliated money market funds). Effective November 1, 2015, the Adviser, Administrator and/or the Distributor, as shareholder servicing agent, have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market fund on the respective Funds’ investment in such affiliated money market fund. Prior to November 1, 2015, a portion of the waiver was voluntary.

The amount of waivers resulting from investments in these money market funds for the six months ended December 31, 2015 was as follows (amounts in thousands):

Equity Index Fund	$9
Market Expansion Enhanced Index Fund	30

G. Other — Certain officers of the Trust are affiliated with the Adviser, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board appointed a Chief Compliance Officer to the Funds in accordance with Federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the Statements of Operations.

40	J.P. MORGAN EQUITY FUNDS	DECEMBER 31, 2015

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J. P. Morgan Funds until distribution in accordance with the Plan.

During the six months ended December 31, 2015, the Funds may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Adviser.

The Funds may use related party broker-dealers. For the six months ended December 31, 2015, the Funds did not incur any brokerage commissions with broker-dealers affiliated with the Adviser.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

4. Investment Transactions

During the six months ended December 31, 2015, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
Equity Index Fund	$33,050	$323,347
Market Expansion Enhanced Index Fund	244,317	386,210

During the six months ended December 31, 2015, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of investment securities held at December 31, 2015 were as follows (amounts in thousands):

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Equity Index Fund	$516,487	$1,071,529	$18,548	$1,052,981
Market Expansion Enhanced Index Fund	864,093	306,632	58,975	247,657

At June 30, 2015, the Funds did not have any net capital loss carryforwards.

6. Borrowings

The Funds rely upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPM II and may be relied upon by the Funds because the Funds and the series of JPMorgan Trust II are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 7, 2016.

The Funds had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at December 31, 2015. Average borrowings from the Facility for, or at any time during, the six months ended December 31, 2015, were as follows (amounts in thousands):

	Average Borrowings	Average Interest Rate Paid	Number of Days Outstanding	Interest Paid
Equity Index Fund	$7,764	0.18%	1	$—	(a)

(a)	Amount rounds to less than $1,000.

Interest expense paid as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense to affiliates on the Statement of Operations.

DECEMBER 31, 2015	J.P. MORGAN EQUITY FUNDS	41

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2015 (Unaudited) (continued)

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

As of December 31, 2015, an affiliate of the Adviser had investment discretion with respect to its clients’ holdings in the Funds, which collectively represent the following percentage of each Fund’s net assets:

% of the Fund
Equity Index Fund	13.0%
Market Expansion Enhanced Index Fund	27.1

As of December 31, 2015, the J.P. Morgan Investor Funds, which are affiliated funds of funds, owned in the aggregate shares representing 46.7% of the net assets of Market Expansion Enhanced Index Fund.

Significant shareholder transactions by these shareholders may impact the Fund’s performance.

Because the Funds may invest a significant portion of their assets in REITs, the Funds may be subject to certain risks similar to those associated with direct investments in real estate. REITs may be affected by changes in the value of their underlying properties and by defaults by tenants. REITs depend generally on their ability to generate cash flow to make distributions to shareholders, and certain REITs have self-liquidation provisions by which mortgages held may be paid in full and distributions of capital returns may be made at any time.

Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic and market conditions and could result in losses that significantly exceed the Funds’ original investment. Derivatives also expose the Funds to counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations), including credit risk of the derivative counterparty.

42	J.P. MORGAN EQUITY FUNDS	DECEMBER 31, 2015

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, July 1, 2015, and continued to hold your shares at the end of the reporting period, December 31, 2015.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value July 1, 2015	Ending Account Value December 31, 2015	Expenses Paid During the Period*	Annualized Expense Ratio
Equity Index Fund
Class A
Actual	$1,000.00	$999.30	$2.26	0.45%
Hypothetical	1,000.00	1,022.87	2.29	0.45
Class C
Actual	1,000.00	995.60	6.02	1.20
Hypothetical	1,000.00	1,019.10	6.09	1.20
Select Class
Actual	1,000.00	1,000.80	1.01	0.20
Hypothetical	1,000.00	1,024.13	1.02	0.20

Market Expansion Enhanced Index Fund
Class A
Actual	1,000.00	948.10	3.38	0.69
Hypothetical	1,000.00	1,021.67	3.51	0.69
Class C
Actual	1,000.00	944.40	6.79	1.39
Hypothetical	1,000.00	1,018.15	7.05	1.39
Class R2
Actual	1,000.00	945.90	4.50	0.92
Hypothetical	1,000.00	1,020.51	4.67	0.92
Select Class
Actual	1,000.00	948.10	2.15	0.44
Hypothetical	1,000.00	1,022.92	2.24	0.44

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

DECEMBER 31, 2015	J.P. MORGAN EQUITY FUNDS	43

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited)

The Board of Trustees has established various standing committees composed of Trustees with diverse backgrounds, to which the Board of Trustees has assigned specific subject matter responsibilities to further enhance the effectiveness of the Board’s oversight and decision making. The Board of Trustees and its investment committees (money market and alternative products, equity, and fixed income) meet regularly throughout the year and consider factors that are relevant to their annual consideration of investment advisory agreements at each meeting. They also meet for the specific purpose of considering investment advisory agreement annual renewals. The Board of Trustees held meetings in person in June and August 2015, at which the Trustees considered the continuation of the investment advisory agreement for each of the Funds whose semi-annual report is contained herein (each an “Advisory Agreement” and collectively, the “Advisory Agreements”). At the June meeting, the Board’s investment committees met to review and consider performance, expense and related information for the J.P. Morgan Funds. Each investment committee reported to the full Board, which then considered the investment committee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreements or any of their affiliates, approved the continuation of each Advisory Agreement on August 19, 2015.

As part of their review of the Advisory Agreements, the Trustees considered and reviewed performance and other information about the Funds received from the Adviser. This information includes the Funds’ performance as compared to the performance of their peers and benchmarks and analyses by the Adviser of the Funds’ performance. In addition, the Trustees have engaged an independent management consulting firm (“independent consultant”) to report on the performance of certain J.P. Morgan Funds at each of the Trustees’ regular meetings. The Adviser also periodically provides comparative information regarding the Funds’ expense ratios and those of their peer groups. In addition, in preparation for the June and August meetings, the Trustees requested, received and evaluated extensive materials from the Adviser, including performance and expense information compiled by Lipper Inc. (“Lipper”), an independent provider of investment company data. The Trustees’ independent consultant also provided additional analyses of the performance of the Funds in connection with the Trustees’ review of the Advisory Agreements. Before voting on the proposed Advisory Agreements, the Trustees reviewed the proposed Advisory Agreements with representatives of the Adviser, counsel to the Trust and independent legal counsel, and received a memorandum from independent legal counsel to the Trustees discussing the legal standards for their consideration of the proposed Advisory Agreements. The Trustees also discussed the proposed Advisory Agreements in executive session with independent legal counsel at which no representatives of the Adviser were present. Set forth below is a summary of the material factors evaluated by the Trustees in determining whether to approve each Advisory Agreement.

The Trustees considered information provided with respect to the Funds over the course of the year. Each Trustee attributed different weights to the various factors, and no factor alone was considered determinative. From year to year, the Trustees consider and place emphasis on relevant information in light of changing circumstances in market and economic conditions. The Trustees determined that the compensation to be received by the Adviser from each Fund under the applicable Advisory Agreement was fair and reasonable and that the continuance of each Advisory Agreement was in the best interests of each Fund and its shareholders.

The factors summarized below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Adviser

The Trustees received and considered information regarding the nature, extent and quality of the services provided to each Fund under the Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Adviser’s senior management and the expertise of, and the amount of attention given to each Fund by, investment personnel of the Adviser. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of each Fund and the infrastructure supporting the team. The Trustees also considered information provided by the Adviser and JPMorgan Distribution Services, Inc. (“JPMDS”) about the structure and distribution strategy of each Fund. The Trustees reviewed information relating to the Adviser’s risk governance model and reports showing the Adviser’s compliance structure and ongoing compliance processes. The Trustees also considered the quality of the administrative services provided by JPMorgan Funds Management, Inc. (“JPMFM”), an affiliate of the Adviser.

The Trustees also considered their knowledge of the nature and quality of the services provided by the Adviser and its affiliates to the Funds gained from their experience as Trustees of the J.P. Morgan Funds. In addition, they considered the overall reputation and capabilities of the Adviser and its affiliates, the commitment of the Adviser to provide high quality service to the Funds, their overall confidence in the Adviser’s integrity and the Adviser’s responsiveness to questions or concerns raised by them, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to each Fund.

44	J.P. MORGAN EQUITY FUNDS	DECEMBER 31, 2015

Based upon these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Funds by the Adviser.

Costs of Services Provided and Profitability to the Adviser and its Affiliates

The Trustees received and considered information regarding the profitability to the Adviser and its affiliates in providing services to each of the Funds. The Trustees reviewed and discussed this data. The Trustees recognized that this data is not audited and represents the Adviser’s determination of its and its affiliates’ revenues from the contractual services provided to the Funds, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Adviser. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based on their review, the Trustees concluded that the profitability to the Adviser under each of the Advisory Agreements was not unreasonable in light of the services and benefits provided to each Fund.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fallout” or ancillary benefits received by the Adviser and its affiliates as a result of their relationship with the Funds. The Trustees also reviewed the Adviser’s allocation of fund brokerage for the J.P. Morgan Funds complex, including allocations to brokers who provide research to the Adviser.

The Trustees also considered that JPMFM and JPMDS, affiliates of the Adviser, earn fees from the Funds for providing administrative and shareholder services. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Funds’ distributor and that these fees are in turn generally paid to financial intermediaries that sell the Funds, including financial intermediaries that are affiliates of the Adviser. The Trustees also considered the fees paid to JPMorgan Chase Bank, N.A. (“JPMCB”) for custody and fund accounting, and other related services.

Economies of Scale

The Trustees considered the extent to which the Funds may benefit from economies of scale. The Trustees considered that there may not be a direct relationship between economies of scale realized by the Funds and those realized by the Adviser as assets increase. The Trustees noted that the proposed investment advisory fee schedule for each Fund does not contain breakpoints, but that the fees remain competitive with peer funds. The Trustees also considered that the Adviser has implemented fee waivers and expense limitations (“Fee Caps”) which allow each Fund’s shareholders to share potential economies of scale from a Fund’s inception. The Trustees also considered that the Adviser has shared economies of scale by adding or enhancing services to the Funds over time, noting the Adviser’s substantial investments in its business in support of the Funds, including investments in trading systems and technology (including cybersecurity improvements), retention of key talent, additions to analyst and portfolio management teams, and regulatory support enhancements. The Trustees also considered whether it would be appropriate to add advisory fee breakpoints and the Trustees concluded that the current fee structure was reasonable in light of the Fee Caps that the Adviser has in place that serve to limit the overall net expense ratios of each Fund at competitive levels. The Trustees concluded that the Funds’ shareholders received the benefits of potential economies of scale through the Fee Caps and the Adviser’s reinvestment in its operations to serve the Funds and their shareholders.

Independent Written Evaluation of the Funds’ Senior Officer

The Trustees noted that, upon their direction, the Senior Officer for the Funds had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. In determining whether to continue the Advisory Agreements, the Trustees considered the Senior Officer’s report.

Fees Relative to Adviser’s Other Clients

The Trustees received and considered information about the nature and extent of investment advisory services and fee rates offered to other clients of the Adviser, including institutional separate accounts and/or funds sub-advised by the Adviser, and for investment management styles substantially similar to that of each Fund. The Trustees considered the complexity of investment management for registered mutual funds relative to the Adviser’s other clients and noted differences in the regulatory, legal and other risks and responsibilities of providing services to the different clients. The Trustees considered that serving as an adviser to a registered mutual fund involves greater responsibilities and risks than acting as a sub-adviser and observed that sub-advisory fees may be lower than those charged by the Adviser to each Fund. The Trustees also noted that the adviser, not the mutual fund, pays the sub-advisory fee and that many responsibilities related to the advisory function are retained by the primary adviser. The Trustees concluded that the fee rates charged to each Fund in comparison to those charged to the Adviser’s other clients were reasonable.

DECEMBER 31, 2015	J.P. MORGAN EQUITY FUNDS	45

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited) (continued)

Investment Performance

The Trustees received and considered absolute and/or relative performance for the Funds in a report prepared by Lipper. The Trustees considered the total return performance information, which included the ranking of the Funds within a performance universe made up of funds with the same Lipper investment classification and objective (the “Universe Group”) by total return for applicable one-, three- and five-year periods. The Trustees reviewed a description of Lipper’s methodology for selecting mutual funds in each Fund’s Universe Group. The Lipper materials provided to the Trustees highlighted information with respect to certain representative classes to assist the Trustees in their review. As part of this review, the Trustees also reviewed each Fund’s performance against its benchmark and considered the performance information provided for the Funds at regular Board meetings by the Adviser and the Trustees’ independent consultant and also considered the special analysis prepared by the Trustees’ independent consultant. The Lipper performance data noted by the Trustees as part of their review and the determinations made by the Trustees with respect to each Fund’s performance for certain representative classes are summarized below:

The Trustees noted that the Equity Index Fund’s performance was in the third quintile for Class A shares, and in the second quintile for the Select Class shares for the one-, three-, and five-year periods ended December 31, 2014, and that the Trustees’ independent consultant indicated that the Fund’s overall performance was satisfactory. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and, based upon this discussion and various other factors, concluded that the performance was reasonable.

The Trustees noted that the Market Expansion Enhanced Index Fund’s performance was in the first, first, and second quintiles for Class A, and in the first quintile for Select Class shares for the one-, three-, and five-year periods ended December 31, 2014, respectively, and that the Trustees’ independent consultant indicated that the Fund’s overall performance was attractive. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and, based upon this discussion and various other factors, concluded that the performance was reasonable.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate paid by each Fund to the Adviser and compared that rate to the information prepared by Lipper concerning management fee rates paid by other funds in the same Lipper category as each Fund. The Trustees recognized that Lipper reported each Fund’s management fee rate as the combined contractual advisory fee and administration fee rates. The Trustees also reviewed information about other expenses and the expense ratios for each Fund. The Trustees considered the fee waiver and/or expense reimbursement arrangements currently in place for each Fund and considered the net advisory fee rate after taking into account any waivers and/or reimbursements. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Trustees’ determinations as a result of the review of each Fund’s advisory fees and expense ratios for certain representative classes are summarized below:

The Trustees noted that the Equity Index Fund’s net advisory fee for both Class A and Select Class shares was in the second quintile and that the actual total expenses for Class A and Select Class shares were in the first and second quintiles, respectively, of the Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was reasonable.

The Trustees noted that the Market Expansion Enhanced Index Fund’s net advisory fee for Class A and Select Class shares was in the third and fourth quintiles, respectively, and that the actual total expenses for both Class A and Select Class shares were in the third quintile of the Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fees were reasonable.

46	J.P. MORGAN EQUITY FUNDS	DECEMBER 31, 2015

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Funds’ website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Adviser. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management business of JPMorgan Chase & Co. Those business include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase & Co., 2015. All rights reserved. December 2015.	SAN-INDEX-1215

Semi-Annual Report

J.P. Morgan Investor Funds

December 31, 2015 (Unaudited)

JPMorgan Investor Balanced Fund

JPMorgan Investor Conservative Growth Fund

JPMorgan Investor Growth Fund

JPMorgan Investor Growth & Income Fund

Investments in a Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectus for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

January 29, 2016 (Unaudited)

Dear Shareholder,

The past six months have cemented key divergences between the U.S. and the rest of the world and between developed market economies and emerging market economies. In the face of slowing economic growth in China and a tentative economic recovery in Europe, U.S. employment and consumer spending were strong enough to persuade the U.S. Federal Reserve (the “Fed”) to raise interest rates in December for the first time in a decade.

“Investors may take comfort from a relatively healthy U.S. economy and the stated determination of central banks in China, the European Union and elsewhere to support both economic growth and financial markets.”

While U.S. equity and bond markets posted small positive returns for the six month period, the broader U.S. economy continued to strengthen. Unemployment dropped to 5.0% and remained there for the final three months of 2015, the lowest levels since April 2008. Thanks to cheap gasoline, easy credit and overall economic improvement, the U.S. auto industry continued to show strong sales growth through the second half of 2015, on pace for an all-time high of 17.5 million vehicles for the full year. While U.S. wage growth had averaged 2% throughout most of the post financial crisis recovery, U.S. wages rose 2.5% from one year earlier in both October and December 2015.

While the Fed determined the domestic economy was healthy enough to move toward normalized interest rate policy, U.S. gross domestic product fluctuated throughout 2015 and slowed to 2.0% in the July-September period and an estimated 0.7% in the October-December period. It became apparent during the second half of 2015, that economic weakness in both developed and emerging markets was a significant drag on U.S. growth. Furthermore, the strength of the U.S. dollar against other currencies — particularly those of emerging market exporting nations — put U.S. exports at a comparative disadvantage.

Against this backdrop, demand for oil and most other commodities decreased. Prices for energy, metals, foods and precious metals were trading at levels not seen since the 1990s. While an oversupply of petroleum and natural gas hurt global energy prices, slowing economic growth in China and the nation’s transition away from a decade-long construction boom reduced demand for a range of other basic materials. The consequences of China’s shrinking appetite for raw materials are sobering: In 2014, the latest available full year of data, China consumed an estimated 60% of the world’s iron ore, 50% of its copper, 48% of its aluminum, 47% of its zinc, 45% of its nickel and 12% of its crude oil.

China’s slowing economy and the accompanying financial market turmoil held investors’ attention for most of the second half of 2015. After posting year-to-date gains that reached 30% in the first half of the year, Chinese equity prices began to fall in June. While Chinese authorities undertook a range of actions to bolster economic growth and stabilize financial markets —including a 2% devaluation of the yuan — the “Black Monday” sell-off that originated in the Shanghai and Shenzhen markets on August 24th dragged the Standard & Poor’s 500 Index (S&P 500) down 3.9% for the day.

U.S. equity prices remained subdued through September and finally rebounded in October and the S&P 500 posted its best monthly performance since October 2011. Overall, U.S. equities markets in the second half of 2015 were marked by large gains in a few stocks — particularly those of large cap technology companies — while a large number of stocks underperformed and the median stock was flat for the year. Notably, U.S mergers and acquisitions activity in 2015 had surpassed previous records by November and in December the U.S. bull market for equities reached 82 consecutive months. For the six months ended December 31, 2015, the S&P 500 returned 0.15% and closed 4.08% below its all-time high, reached on May 21, 2015.

Investors endured a sharp increase in financial market volatility over the past six months. Selling in China’s financial markets, struggling commodities prices and uncertainty about global economic growth all fueled market gyrations. However, the Fed removed a key uncertainty in December when it lifted interest rates. Investors may take comfort from a relatively healthy U.S. economy and the stated determination of central banks in China, the European Union and elsewhere to support both economic growth and financial markets. However, increased market volatility and the divergent performance of developed and emerging market economies may be best managed through a properly diversified portfolio and a patient approach to investing.

On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued support. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Global Funds Management,

J.P. Morgan Asset Management

DECEMBER 31, 2015	J.P. MORGAN INVESTOR FUNDS	1

J.P. Morgan Investor Funds

FUND FACTS

SIX MONTHS ENDED DECEMBER 31, 2015 (Unaudited)

Fund	Fund Return*	Barclays U.S. Intermediate Aggregate Index Return (Broad Based Fixed Income Benchmark)	Russell 3000 Index Return (Broad- Based Equity Benchmark)	Composite Benchmark Return		Fund Net Assets as of December 31, 2015 (in thousands)
JPMorgan Investor Balanced Fund, Class A (No sales charge)	(2.25)%	0.57%	(1.43)%	(0.30	)%**	$5,495,669

JPMorgan Investor Conservative Growth Fund, Class A (No sales charge)	(1.70)%	0.57%	(1.43)%	0.08	%***	$4,311,341

JPMorgan Investor Growth Fund, Class A (No sales charge)	(3.60)%	0.57%	(1.43)%	(1.18	)%****	$2,477,491

JPMorgan Investor Growth & Income Fund, Class A (No sales charge)	(2.87)%	0.57%	(1.43)%	(0.72	)%*****	$3,212,078

Portfolio Composition by Asset Class******

Investor Balanced Fund
Fixed Income	39.6%
U.S. Equity	39.0
International Equity	13.9
Alternative Assets	5.6
Money Market	1.9

Investor Conservative Growth Fund
Fixed Income	59.9%
U.S. Equity	24.9
International Equity	8.2
Alternative Assets	6.0
Money Market	1.0

Investor Growth Fund
U.S. Equity	67.9%
International Equity	21.0
Fixed Income	7.6
Money Market	1.9
Alternative Assets	1.6

Investor Growth & Income Fund
U.S. Equity	52.0%
Fixed Income	24.2
International Equity	17.7
Alternative Assets	4.6
Money Market	1.5

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The Composite Benchmark is comprised of unmanaged indices that correspond to the Investor Balanced Fund’s model allocation and consists of the Barclays U.S. Intermediate Aggregate Index (50%) and the Russell 3000 Index (50%).
***	The Composite Benchmark is comprised of unmanaged indices that correspond to the Investor Conservative Growth Fund’s model allocation and consists of the Barclays U.S. Intermediate Aggregate Index (70%) and the Russell 3000 Index (30%).
****	The Composite Benchmark is comprised of unmanaged indices that correspond to the Investor Growth Fund’s model allocation and consists of the Russell 3000 Index (90%) and the Barclays U.S. Intermediate Aggregate Index (10%).
*****	The Composite Benchmark is comprised of unmanaged indices that correspond to the Investor Growth & Income Fund’s model allocation and consists of the Russell 3000 Index (70%) and the Barclays U.S. Intermediate Aggregate Index (30%).
******	Percentages indicated are based on total investments as of December 31, 2015. The Funds’ portfolio composition is subject to change.

2	J.P. MORGAN INVESTOR FUNDS	DECEMBER 31, 2015

J.P. Morgan Investor Funds

FUNDS COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2015 (Unaudited)

INVESTMENT OBJECTIVES*

The JPMorgan Investor Balanced Fund seeks high total return consistent with the preservation of capital by investing primarily in a diversified group of mutual funds within the same group of investment companies that invest primarily in equity and fixed income securities.

The JPMorgan Investor Conservative Growth Fund seeks income and capital appreciation by investing primarily in a diversified group of mutual funds within the same group of investment companies that invest primarily in fixed income and equity securities.

The JPMorgan Investor Growth Fund seeks long-term capital appreciation by investing primarily in a diversified group of mutual funds within the same group of investment companies that invest primarily in equity securities.

The JPMorgan Investor Growth & Income Fund seeks long-term capital appreciation and growth of income by investing primarily in a diversified group of mutual funds within the same group of investment companies that invest primarily in equity securities.

HOW DID THE MARKET PERFORM?

The U.S. equity and bond markets provided slim returns for the second half of 2015. Global weakness in commodities prices, slowing economic growth in China, anxiety over U.S. interest rate policy and slowing growth in corporate earnings combined to put pressure on equity and bond prices for the six month period. Outside the U.S., equity and bond markets in both developed and emerging markets generally posted negative returns.

In mid-August, Chinese authorities devalued the yuan by 2% amid declines in the Shanghai and Shenzhen equity markets. A global sell-off followed on August 24, 2015, dragging down the Standard & Poor’s 500 Index (S&P 500) by 3.9% for the day.

However, U.S. equity prices rebounded in October as China’s central bank undertook further actions to bolster domestic financial markets and the U.S. Federal Reserve (the “Fed”) held interest rates at historically low levels. The S&P 500 turned in its best one-month performance since October 2011. In general, U.S. equity market performance over the six month reporting period was marked by large gains in a few select stocks, especially technology sector stocks, while most other stocks ended the period lower or essentially flat.

In the final months of 2015, investor anticipation of the Fed’s December interest rate increase drove yields higher on two-year and ten-year Treasury bond yields. Corporate bonds provided a small but positive return and investor concerns about risk drove prices lower for high yield debt, also known as junk bonds. Investment grade U.S. corporate bonds ended the reporting period with a small gain.

WHAT WERE THE MAIN DRIVERS OF THE FUNDS’ PERFORMANCE?

In accordance with their model allocations, each of the JPMorgan Investor Funds (the “Investor Funds”) allocated its assets among fixed income, equity and alternative investments. For the six months ended December 31, 2015, the JPMorgan Balanced Fund, the JPMorgan Conservative Growth Fund, the JPMorgan Growth & Income Fund and the JPMorgan Growth Fund each underperformed the Barclays U.S. Intermediate Aggregate Index, the Investor Funds’ broad based fixed income benchmark. Each of the Investor Funds also underperformed the Russell 3000 Index, the Investor Funds’ broad based equity benchmark, mainly due to the Funds’ positions in non-U.S. development equity and emerging markets equity, which were not held in the Benchmark and generally underperformed other asset classes.

Each Investor Fund’s performance is also compared to composite benchmarks, which are constructed of different percentages of the Investor Funds’ broad based fixed income and equity benchmarks. These composite benchmarks correspond to each Investor Fund’s target allocation.

All four Investor Funds underperformed their respective composite benchmarks, mainly due to the Funds’ exposure to both developed market and emerging market equities that were not held in the composite benchmarks.

HOW WERE THE FUNDS POSITIONED?

Each Investor Fund invested in underlying JPMorgan Funds (“underlying funds”). The underlying funds invest in fixed income securities, equities and other alternative fixed income and equity strategies, such as below investment-grade, high-yield bonds, commodities, equity long/short and market-neutral strategies. Among equities, the underlying funds in which the Investor Funds invested were allocated among large-cap, mid-cap, small-cap, and international stocks. The Investor Funds’ portfolio managers made investments for each Investor Fund based on an evaluation of three components: underlying fund selection, tactical asset allocation and strategic asset allocation. The portfolio managers determined the strategic weight for each asset class in the Investor Funds by making investments that they believed would perform well over the long term, and maintained a level of volatility similar to that of each Investor Fund’s composite benchmark.

During the reporting period, the Investor Funds’ portfolio managers – through their investments in underlying funds – slightly increased their allocations to U.S. equity and international equity, while reducing their allocations to core

DECEMBER 31, 2015	J.P. MORGAN INVESTOR FUNDS	3

fixed income, high yield debt and short-term debt and alternative investments. The Funds’ gradual repositioning reflected the managers’ assessment that various segments of the financial markets are more fairly valued compared with other segments.

*	The adviser seeks to achieve each Fund’s objective. There can be no guarantee it will be achieved.

4	J.P. MORGAN INVESTOR FUNDS	DECEMBER 31, 2015

JPMorgan Investor Balanced Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2015 (Unaudited)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2015
	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	December 10, 1996
Without Sales Charge		(2.25)%	(1.05)%	5.98%	5.43%
With Sales Charge**		(6.63)	(5.53)	5.00	4.95
CLASS C SHARES	July 1, 1997
Without CDSC		(2.53)	(1.60)	5.43	4.86
With CDSC***		(3.53)	(2.60)	5.43	4.86
SELECT CLASS SHARES	December 10, 1996	(2.11)	(0.79)	6.23	5.69

*	Not annualized.
**	Sales Charge for Class A Shares is 4.50%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/05 TO 12/31/15)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Investor Balanced Fund, the Barclays U.S. Intermediate Aggregate Index, the Russell 3000 Index, the Investor Balanced Composite Benchmark and the Lipper Mixed-Asset Target Allocation Moderate Funds Index from December 31, 2005 to December 31, 2015. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and includes a sales charge. The performance of the broad-based securities indices and the Investor Balanced Composite Benchmark does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Mixed-Asset Target Allocation Moderate Funds Index, which is not a broad-based securities index, includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Barclays U.S. Intermediate Aggregate Index is an unmanaged index comprised of U.S. Government, mortgage, corporate, and asset-backed securities with maturities of one to 10 years. The Russell

3000 Index is an unmanaged index which measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. The Investor Balanced Composite Benchmark is comprised of unmanaged indices that correspond to the Fund’s model allocation and consists of the Barclays U.S. Intermediate Aggregate Index (50%) and the Russell 3000 Index (50%). The Lipper Mixed-Asset Target Allocation Moderate Funds Index consists of funds that by portfolio practice maintain a mix of between 40% to 60% equity securities, with the remainder invested in bonds, cash and cash equivalents. Investors cannot invest directly in an index.

Class A Shares have a $500 minimum initial investment and carry a 4.50% sales charge.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

DECEMBER 31, 2015	J.P. MORGAN INVESTOR FUNDS	5

JPMorgan Investor Conservative Growth Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2015 (Unaudited)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2015

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	December 10, 1996
Without Sales Charge		(1.70)%	(0.92)%	4.50%	4.71%
With Sales Charge**		(6.11)	(5.37)	3.53	4.23
CLASS C SHARES	July 1, 1997
Without CDSC		(1.97)	(1.46)	3.96	4.15
With CDSC***		(2.97)	(2.46)	3.96	4.15
SELECT CLASS SHARES	December 10, 1996	(1.56)	(0.73)	4.76	4.97

*	Not annualized.
**	Sales Charge for Class A Shares is 4.50%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/05 TO 12/31/15)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Investor Conservative Growth Fund, the Barclays U.S. Intermediate Aggregate Index, the Russell 3000 Index, the Investor Conservative Growth Composite Benchmark, and the Lipper Mixed-Asset Target Allocation Conservative Funds Index from December 31, 2005 to December 31, 2015. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and includes a sales charge. The performance of the broad-based securities indices and the Investor Conservative Growth Composite Benchmark does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Mixed-Asset Target Allocation Conservative Funds Index, which is not a broad-based securities index, includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Barclays U.S. Intermediate Aggregate Index is an unmanaged index comprised of U.S. Government, mortgage, corporate, and asset-backed securities with maturities of one to 10 years.

The Russell 3000 Index is an unmanaged index which measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. The Investor Conservative Growth Composite Benchmark is comprised of unmanaged indices that correspond to the Fund’s model allocation and consists of the Barclays U.S. Intermediate Aggregate Index (70%) and the Russell 3000 Index (30%). The Lipper Mixed-Asset Target Allocation Conservative Funds Index consists of funds that by portfolio practice maintain a mix of between 20% to 40% equity securities, with the remainder invested in bonds, cash and cash equivalents. Investors cannot invest directly in an index.

Class A Shares have a $500 minimum initial investment and carry a 4.50% sales charge.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

6	J.P. MORGAN INVESTOR FUNDS	DECEMBER 31, 2015

JPMorgan Investor Growth Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2015 (Unaudited)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2015
	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	December 10, 1996
Without Sales Charge		(3.60)%	(1.42)%	8.85%	6.16%
With Sales Charge**		(7.94)	(5.85)	7.86	5.67
CLASS C SHARES	July 1, 1997
Without CDSC		(3.82)	(1.91)	8.27	5.57
With CDSC***		(4.82)	(2.91)	8.27	5.57
SELECT CLASS SHARES	December 10, 1996	(3.45)	(1.11)	9.13	6.43

*	Not annualized.
**	Sales Charge for Class A Shares is 4.50%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/05 TO 12/31/15)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Investor Growth Fund, the Russell 3000 Index, the Barclays U.S. Intermediate Aggregate Index, the Investor Growth Composite Benchmark and the Lipper Mixed-Asset Target Allocation Aggressive Growth Funds Index from December 31, 2005 to December 31, 2015. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and includes a sales charge. The performance of the broad-based securities indices and the Investor Growth Composite Benchmark does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Mixed-Asset Target Allocation Aggressive Growth Funds Index, which is not a broad-based securities index, includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell 3000 Index is an unmanaged index which measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

The Barclays U.S. Intermediate Aggregate Index is an unmanaged index comprised of U.S. Government, mortgage, corporate, and asset-backed securities with maturities of one to 10 years. The Investor Growth Composite Benchmark is comprised of unmanaged indices that correspond to the Fund’s model allocation and consists of the Russell 3000 Index (90%) and the Barclays U.S. Intermediate Aggregate Index (10%). The Lipper Mixed-Asset Target Allocation Aggressive Growth Funds Index consists of funds that invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Investors cannot invest directly in an index.

Class A Shares have a $500 minimum initial investment and carry a 4.50% sales charge.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

DECEMBER 31, 2015	J.P. MORGAN INVESTOR FUNDS	7

JPMorgan Investor Growth & Income Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2015 (Unaudited)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2015
	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	December 10, 1996
Without Sales Charge		(2.87)%	(1.12)%	7.23%	5.75%
With Sales Charge**		(7.23)	(5.56)	6.25	5.26
CLASS C SHARES	July 1, 1997
Without CDSC		(3.19)	(1.68)	6.66	5.16
With CDSC***		(4.19)	(2.68)	6.66	5.16
SELECT CLASS SHARES	December 10, 1996	(2.77)	(0.85)	7.51	6.01

*	Not annualized.
**	Sales Charge for Class A Shares is 4.50%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/05 TO 12/31/15)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Investor Growth & Income Fund, the Russell 3000 Index, the Barclays U.S. Intermediate Aggregate Index, the Investor Growth & Income Composite Benchmark and the Lipper Mixed-Asset Target Allocation Growth Funds Index from December 31, 2005 to December 31, 2015. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and includes a sales charge. The performance of the broad-based securities indices and the Investor Growth & Income Composite Benchmark does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Mixed-Asset Target Allocation Growth Funds Index, which is not a broad-based securities index, includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell 3000 Index is an unmanaged index which measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately

98% of the investable U.S. equity market. The Barclays U.S. Intermediate Aggregate Index is an unmanaged index comprised of U.S. Government, mortgage, corporate, and asset-backed securities with maturities of one to 10 years. The Investor Growth & Income Composite Benchmark is comprised of unmanaged indices that correspond to the Fund’s model allocation and consists of the Russell 3000 Index (70%) and the Barclays U.S. Intermediate Aggregate Index (30%). The Lipper Mixed-Asset Target Allocation Growth Funds Index consists of funds that by portfolio practice maintain a mix of between 60% to 80% equity securities, with the remainder invested in bonds, cash and cash equivalents. Investors cannot invest directly in an index.

Class A Shares have a $500 minimum initial investment and carry a 4.50% sales charge.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

8	J.P. MORGAN INVESTOR FUNDS	DECEMBER 31, 2015

JPMorgan Investor Balanced Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2015 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Investment Companies — 100.1% (b)
	Alternative Assets — 5.6%
667	JPMorgan Commodities Strategy Fund, Class R6 Shares (a)	5,467
10,487	JPMorgan Multi-Cap Market Neutral Fund, Select Class Shares (a)	109,275
6,471	JPMorgan Research Market Neutral Fund, Institutional Class Shares (a)	96,811
6,282	JPMorgan Systematic Alpha Fund, Class R6 Shares	94,732

	Total Alternative Assets	306,285

	Fixed Income — 39.6%
74,829	JPMorgan Core Bond Fund, Class R6 Shares	864,278
63,307	JPMorgan Core Plus Bond Fund, Class R6 Shares	510,256
6,072	JPMorgan Emerging Markets Debt Fund, Class R6 Shares	46,690
16,807	JPMorgan Floating Rate Income Fund, Class R6 Shares	152,947
1,134	JPMorgan Government Bond Fund, Select Class Shares	12,027
24,643	JPMorgan High Yield Fund, Class R6 Shares	168,311
10,873	JPMorgan Inflation Managed Bond Fund, Class R6 Shares	109,816
19,066	JPMorgan Limited Duration Bond Fund, Class R6 Shares	190,092
9,070	JPMorgan Strategic Income Opportunities Fund, Class R5 Shares	100,675
2,393	JPMorgan Unconstrained Debt Fund, Class R6 Shares	23,067

	Total Fixed Income	2,178,159

	International Equity — 14.0%
5,634	JPMorgan Emerging Economies Fund, Class R6 Shares	58,082
3,093	JPMorgan Emerging Markets Equity Fund, Class R6 Shares	57,967
10,375	JPMorgan Global Research Enhanced Index Fund, Select Class Shares	185,091
7,339	JPMorgan International Equity Fund, Class R6 Shares	105,681
15,587	JPMorgan International Research Enhanced Equity Fund, Select Class Shares	245,334
4,220	JPMorgan Intrepid European Fund, Institutional Class Shares	101,373
1,377	JPMorgan Latin America Fund, Class R6 Shares	14,343

	Total International Equity	767,871

	Money Market — 1.9%
102,421	JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares, 0.210% (l)	102,421

SHARES	SECURITY DESCRIPTION	VALUE($)

	U.S. Equity — 39.0%
4,405	JPMorgan Dynamic Growth Fund, Class R5 Shares (a)	118,482
6,412	JPMorgan Equity Income Fund, Class R6 Shares	87,015
9,905	JPMorgan Intrepid America Fund, Class R6 Shares	347,859
4,832	JPMorgan Intrepid Growth Fund, Class R6 Shares	196,727
4,626	JPMorgan Intrepid Mid Cap Fund, Class R6 Shares	91,002
1,556	JPMorgan Large Cap Growth Fund, Class R6 Shares (a)	56,166
12,509	JPMorgan Large Cap Value Fund, Class R6 Shares	156,985
20,328	JPMorgan Market Expansion Enhanced Index Fund, Select Class Shares	207,140
1,915	JPMorgan Small Cap Value Fund, Class R6 Shares	46,874
3,098	JPMorgan U.S. Dynamic Plus Fund, Select Class Shares	53,746
33,797	JPMorgan U.S. Equity Fund, Class R6 Shares	467,414
8,404	JPMorgan U.S. Large Cap Core Plus Fund, Class R5 Shares	226,065
3,240	JPMorgan Value Advantage Fund, Institutional Class Shares	90,503

	Total U.S. Equity	2,145,978

	Total Investments — 100.1% (Cost $4,965,883)	5,500,714
	Liabilities in Excess of Other Assets — (0.1)%	(5,045)

	NET ASSETS — 100.0%	$5,495,669

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2015	J.P. MORGAN INVESTOR FUNDS	9

JPMorgan Investor Conservative Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2015 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Investment Companies — 100.1% (b)
	Alternative Assets — 6.0%
555	JPMorgan Commodities Strategy Fund, Class R6 Shares (a)	4,547
7,502	JPMorgan Multi-Cap Market Neutral Fund, Select Class Shares (a)	78,166
5,969	JPMorgan Research Market Neutral Fund, Institutional Class Shares (a)	89,289
5,789	JPMorgan Systematic Alpha Fund, Class R6 Shares	87,305

	Total Alternative Assets	259,307

	Fixed Income — 60.0%
95,789	JPMorgan Core Bond Fund, Class R6 Shares	1,106,365
65,385	JPMorgan Core Plus Bond Fund, Class R6 Shares	527,001
4,131	JPMorgan Emerging Markets Debt Fund, Class R6 Shares	31,767
15,582	JPMorgan Floating Rate Income Fund, Class R6 Shares	141,795
3,139	JPMorgan Government Bond Fund, Select Class Shares	33,305
20,396	JPMorgan High Yield Fund, Class R6 Shares	139,304
12,795	JPMorgan Inflation Managed Bond Fund, Class R6 Shares	129,230
35,502	JPMorgan Limited Duration Bond Fund, Class R6 Shares	353,953
9,313	JPMorgan Strategic Income Opportunities Fund, Class R5 Shares	103,374
1,976	JPMorgan Unconstrained Debt Fund, Class R6 Shares	19,049

	Total Fixed Income	2,585,143

	International Equity — 8.2%
2,711	JPMorgan Emerging Economies Fund, Class R6 Shares	27,946
1,468	JPMorgan Emerging Markets Equity Fund, Class R6 Shares	27,517
2,961	JPMorgan Global Research Enhanced Index Fund, Select Class Shares	52,830
3,105	JPMorgan International Equity Fund, Class R6 Shares	44,711
9,012	JPMorgan International Research Enhanced Equity Fund, Select Class Shares	141,857
2,106	JPMorgan Intrepid European Fund, Institutional Class Shares	50,576
886	JPMorgan Latin America Fund, Class R6 Shares	9,230

	Total International Equity	354,667

	Money Market — 1.0%
42,793	JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares, 0.210% (l)	42,793

SHARES	SECURITY DESCRIPTION	VALUE($)

	U.S. Equity — 24.9%
1,780	JPMorgan Dynamic Growth Fund, Class R5 Shares (a)	47,895
5,845	JPMorgan Equity Income Fund, Class R6 Shares	79,317
6,262	JPMorgan Intrepid America Fund, Class R6 Shares	219,927
3,054	JPMorgan Intrepid Growth Fund, Class R6 Shares	124,337
1,469	JPMorgan Intrepid Mid Cap Fund, Class R6 Shares	28,900
1,478	JPMorgan Large Cap Value Fund, Class R6 Shares	18,555
5,347	JPMorgan Market Expansion Enhanced Index Fund, Select Class Shares	54,487
978	JPMorgan Mid Cap Growth Fund, Class R6 Shares (a)	27,124
1,415	JPMorgan Small Cap Value Fund, Class R6 Shares	34,651
1,773	JPMorgan U.S. Dynamic Plus Fund, Select Class Shares	30,760
15,998	JPMorgan U.S. Equity Fund, Class R6 Shares	221,257
4,466	JPMorgan U.S. Large Cap Core Plus Fund, Class R5 Shares	120,147
2,330	JPMorgan Value Advantage Fund, Institutional Class Shares	65,077

	Total U.S. Equity	1,072,434

	Total Investments — 100.1% (Cost $4,033,963)	4,314,344
	Liabilities in Excess of Other Assets — (0.1)%	(3,003)

	NET ASSETS — 100.0%	$4,311,341

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

10	J.P. MORGAN INVESTOR FUNDS	DECEMBER 31, 2015

JPMorgan Investor Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2015 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Investment Companies — 100.0% (b)
	Alternative Assets — 1.6%
771	JPMorgan Commodities Strategy Fund, Class R6 Shares (a)	6,321
1,014	JPMorgan Multi-Cap Market Neutral Fund, Select Class Shares (a)	10,567
731	JPMorgan Research Market Neutral Fund, Institutional Class Shares (a)	10,937
879	JPMorgan Systematic Alpha Fund, Class R6 Shares	13,259

	Total Alternative Assets	41,084

	Fixed Income — 7.6%
6,843	JPMorgan Core Bond Fund, Class R6 Shares	79,039
2,852	JPMorgan Core Plus Bond Fund, Class R6 Shares	22,988
1,017	JPMorgan Emerging Markets Debt Fund, Class R6 Shares	7,821
1,132	JPMorgan Floating Rate Income Fund, Class R6 Shares	10,302
4,706	JPMorgan High Yield Fund, Class R6 Shares	32,143
2,470	JPMorgan Inflation Managed Bond Fund, Class R6 Shares	24,947
515	JPMorgan Strategic Income Opportunities Fund, Class R5 Shares	5,715
520	JPMorgan Unconstrained Debt Fund, Class R6 Shares	5,010

	Total Fixed Income	187,965

	International Equity — 21.0%
4,253	JPMorgan Emerging Economies Fund, Class R6 Shares	43,850
2,329	JPMorgan Emerging Markets Equity Fund, Class R6 Shares	43,638
3,649	JPMorgan Global Research Enhanced Index Fund, Select Class Shares	65,094
7,142	JPMorgan International Equity Fund, Class R6 Shares	102,842
8,510	JPMorgan International Research Enhanced Equity Fund, Select Class Shares	133,951
2,879	JPMorgan International Unconstrained Equity Fund, Class R6 Shares	49,635
2,998	JPMorgan Intrepid European Fund, Institutional Class Shares	72,018
826	JPMorgan Latin America Fund, Class R6 Shares	8,605

	Total International Equity	519,633

	Money Market — 1.9%
47,311	JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares, 0.210% (l)	47,311

SHARES	SECURITY DESCRIPTION	VALUE($)

	U.S. Equity — 67.9%
1,001	JPMorgan Dynamic Growth Fund, Class R5 Shares (a)	26,932
2,615	JPMorgan Equity Income Fund, Class R6 Shares	35,482
7,938	JPMorgan Intrepid America Fund, Class R6 Shares	278,794
3,525	JPMorgan Intrepid Growth Fund, Class R6 Shares	143,503
3,755	JPMorgan Intrepid Mid Cap Fund, Class R6 Shares	73,856
5,462	JPMorgan Large Cap Growth Fund, Class R6 Shares (a)	197,115
18,379	JPMorgan Large Cap Value Fund, Class R6 Shares	230,662
13,275	JPMorgan Market Expansion Enhanced Index Fund, Select Class Shares	135,267
608	JPMorgan Mid Cap Growth Fund, Class R6 Shares (a)	16,862
2,487	JPMorgan Small Cap Value Fund, Class R6 Shares	60,882
1,411	JPMorgan U.S. Dynamic Plus Fund, Select Class Shares	24,476
23,067	JPMorgan U.S. Equity Fund, Class R6 Shares	319,015
3,736	JPMorgan U.S. Large Cap Core Plus Fund, Class R5 Shares	100,493
1,371	JPMorgan Value Advantage Fund, Institutional Class Shares	38,281

	Total U.S. Equity	1,681,620

	Total Investments — 100.0% (Cost $2,006,956)	2,477,613
	Liabilities in Excess of Other Assets — 0.0% (g)	(122)

	NET ASSETS — 100.0%	$2,477,491

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2015	J.P. MORGAN INVESTOR FUNDS	11

JPMorgan Investor Growth & Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2015 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Investment Companies — 100.0% (b)
	Alternative Assets — 4.6%
1,126	JPMorgan Commodities Strategy Fund, Class R6 Shares (a)	9,236
4,529	JPMorgan Multi-Cap Market Neutral Fund, Select Class Shares (a)	47,193
2,944	JPMorgan Research Market Neutral Fund, Institutional Class Shares (a)	44,035
3,064	JPMorgan Systematic Alpha Fund, Class R6 Shares	46,208

	Total Alternative Assets	146,672

	Fixed Income — 24.2%
22,826	JPMorgan Core Bond Fund, Class R6 Shares	263,635
22,690	JPMorgan Core Plus Bond Fund, Class R6 Shares	182,884
2,187	JPMorgan Emerging Markets Debt Fund, Class R6 Shares	16,815
10,603	JPMorgan Floating Rate Income Fund, Class R6 Shares	96,491
1,045	JPMorgan Government Bond Fund, Select Class Shares	11,088
13,511	JPMorgan High Yield Fund, Class R6 Shares	92,280
5,202	JPMorgan Inflation Managed Bond Fund, Class R6 Shares	52,539
1,448	JPMorgan Limited Duration Bond Fund, Class R6 Shares	14,432
3,015	JPMorgan Strategic Income Opportunities Fund, Class R5 Shares	33,471
1,458	JPMorgan Unconstrained Debt Fund, Class R6 Shares	14,058

	Total Fixed Income	777,693

	International Equity — 17.7%
4,560	JPMorgan Emerging Economies Fund, Class R6 Shares	47,017
2,501	JPMorgan Emerging Markets Equity Fund, Class R6 Shares	46,862
6,563	JPMorgan Global Research Enhanced Index Fund, Select Class Shares	117,077
8,323	JPMorgan International Equity Fund, Class R6 Shares	119,848
9,311	JPMorgan International Research Enhanced Equity Fund, Select Class Shares	146,558
3,557	JPMorgan Intrepid European Fund, Institutional Class Shares	85,428
677	JPMorgan Latin America Fund, Class R6 Shares	7,057

	Total International Equity	569,847

	Money Market — 1.5%
46,755	JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares, 0.210% (l)	46,755

SHARES	SECURITY DESCRIPTION	VALUE($)

	U.S. Equity — 52.0%
1,836	JPMorgan Dynamic Growth Fund, Class R5 Shares (a)	49,384
4,010	JPMorgan Equity Income Fund, Class R6 Shares	54,414
9,281	JPMorgan Intrepid America Fund, Class R6 Shares	325,941
2,791	JPMorgan Intrepid Growth Fund, Class R6 Shares	113,622
1,373	JPMorgan Intrepid Mid Cap Fund, Class R6 Shares	26,998
4,785	JPMorgan Large Cap Growth Fund, Class R6 Shares (a)	172,702
14,534	JPMorgan Large Cap Value Fund, Class R6 Shares	182,400
11,952	JPMorgan Market Expansion Enhanced Index Fund, Select Class Shares	121,792
725	JPMorgan Mid Cap Growth Fund, Class R6 Shares (a)	20,116
2,371	JPMorgan Small Cap Value Fund, Class R6 Shares	58,045
2,446	JPMorgan U.S. Dynamic Plus Fund, Select Class Shares	42,445
23,262	JPMorgan U.S. Equity Fund, Class R6 Shares	321,710
4,919	JPMorgan U.S. Large Cap Core Plus Fund, Class R5 Shares	132,312
1,785	JPMorgan Value Advantage Fund, Institutional Class Shares	49,862

	Total U.S. Equity	1,671,743

	Total Investments — 100.0% (Cost $2,740,191)	3,212,710
	Liabilities in Excess of Other Assets — 0.0% (g)	(632)

	NET ASSETS — 100.0%	$3,212,078

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

12	J.P. MORGAN INVESTOR FUNDS	DECEMBER 31, 2015

J.P. Morgan Investor Funds

NOTES TO SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2015 (Unaudited)

(a)	— Non-income producing security.
(b)	— Investment in affiliate. Fund is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(g)	— Amount rounds to less than 0.1%.
(l)	— The rate shown is the current yield as of December 31, 2015.

Detailed information about investment portfolios of the underlying funds can be found in shareholder reports filed with the Securities and Exchange Commission (SEC) by each such underlying fund semi-annually on Form N-CSR and in certified portfolio holdings filed quarterly on Form N-Q, and are available for download from both the SEC’s as well as each respective underlying fund’s website. Detailed information about underlying J.P. Morgan Funds can also be found at www.jpmorganfunds.com or by calling 1-800-480-4111.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2015	J.P. MORGAN INVESTOR FUNDS	13

STATEMENTS OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 2015 (Unaudited)

(Amounts in thousands, except per share amounts)

	Investor Balanced Fund	Investor Conservative Growth Fund	Investor Growth Fund	Investor Growth & Income Fund
ASSETS:
Investments in affiliates, at value	$5,500,714	$4,314,344	$2,477,613	$3,212,710
Receivables:
Fund shares sold	7,796	4,427	5,852	5,762
Dividends from affiliates	9	5	6	5

Total Assets	5,508,519	4,318,776	2,483,471	3,218,477

LIABILITIES:
Payables:
Distributions	3,279	444	2,803	1,921
Fund shares redeemed	6,308	3,998	1,806	2,676
Accrued liabilities:
Investment advisory fees	165	106	29	63
Administration fees	227	171	86	122
Distribution fees	1,586	1,651	582	816
Shareholder servicing fees	664	626	268	367
Custodian and accounting fees	9	18	8	1
Trustees’ and Chief Compliance Officer’s fees	13	10	6	8
Other	599	411	392	425

Total Liabilities	12,850	7,435	5,980	6,399

Net Assets	$5,495,669	$4,311,341	$2,477,491	$3,212,078

SEE NOTES TO FINANCIAL STATEMENTS.

14	J.P. MORGAN INVESTOR FUNDS	DECEMBER 31, 2015

	Investor Balanced Fund	Investor Conservative Growth Fund	Investor Growth Fund	Investor Growth & Income Fund
NET ASSETS:
Paid-in-Capital	$4,948,176	$4,028,447	$1,980,267	$2,757,629
Accumulated undistributed (distributions in excess of) net investment income	(10,480)	(3,864)	(10,349)	(8,638)
Accumulated net realized gains (losses)	23,142	6,377	36,916	(9,432)
Net unrealized appreciation (depreciation)	534,831	280,381	470,657	472,519

Total Net Assets	$5,495,669	$4,311,341	$2,477,491	$3,212,078

Net Assets:
Class A	$3,891,117	$2,407,074	$1,911,534	$2,542,223
Class C	1,200,498	1,780,498	275,013	431,233
Select Class	404,054	123,769	290,944	238,622

Total	$5,495,669	$4,311,341	$2,477,491	$3,212,078

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	275,290	198,619	105,815	161,750
Class C	86,137	147,541	16,042	28,143
Select Class	28,540	10,161	15,818	15,397

Net Asset Value (a):
Class A — Redemption price per share	$14.13	$12.12	$18.06	$15.72
Class C — Offering price per share (b)	13.94	12.07	17.14	15.32
Select Class — Offering and redemption price per share	14.16	12.18	18.39	15.50
Class A maximum sales charge	4.50%	4.50%	4.50%	4.50%
Class A maximum public offering price per share
[net asset value per share/(100% — maximum sales charge)]	$14.80	$12.69	$18.91	$16.46

Cost of investments in affiliates	$4,965,883	$4,033,963	$2,006,956	$2,740,191

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2015	J.P. MORGAN INVESTOR FUNDS	15

STATEMENTS OF OPERATIONS

FOR THE SIX MONTHS ENDED DECEMBER 31, 2015 (Unaudited)

(Amounts in thousands)

	Investor Balanced Fund	Investor Conservative Growth Fund	Investor Growth Fund	Investor Growth & Income Fund
INVESTMENT INCOME:
Dividend income from affiliates	$66,414	$54,459	$23,565	$36,638

EXPENSES:
Investment advisory fees	1,392	1,111	628	822
Administration fees	1,586	1,303	821	1,008
Distribution fees:
Class A	4,946	3,124	2,440	3,259
Class C	4,530	6,818	1,023	1,624
Shareholder servicing fees:
Class A	4,946	3,124	2,440	3,259
Class C	1,510	2,272	341	541
Select Class	502	159	359	308
Custodian and accounting fees	—	22	13	12
Professional fees	53	44	22	25
Trustees’ and Chief Compliance Officer’s fees	31	25	14	18
Printing and mailing costs	255	185	155	166
Registration and filing fees	223	156	80	131
Transfer agent fees (See Note 2.D.)	210	123	306	246
Sub-transfer agent fees (See Note 2.D.)	839	632	544	581
Other	35	28	16	21

Total expenses	21,058	19,126	9,202	12,021

Less fees waived	(7,099)	(5,453)	(3,571)	(4,443)

Net expenses	13,959	13,673	5,631	7,578

Net investment income (loss)	52,455	40,786	17,934	29,060

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on investments in affiliates	(29,503)	(22,952)	(9,913)	(15,384)
Distributions of capital gains received from investment company affiliates	138,666	58,999	113,219	108,413
Change in net unrealized appreciation/depreciation on investments in affiliates	(294,835)	(157,618)	(213,527)	(220,431)

Net realized/unrealized gains (losses)	(185,672)	(121,571)	(110,221)	(127,402)

Change in net assets resulting from operations	$(133,217)	$(80,785)	$(92,287)	$(98,342)

SEE NOTES TO FINANCIAL STATEMENTS.

16	J.P. MORGAN INVESTOR FUNDS	DECEMBER 31, 2015

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	Investor Balanced Fund		Investor Conservative Growth Fund
	Six Months Ended December 31, 2015 (Unaudited)	Year Ended June 30, 2015	Six Months Ended December 31, 2015 (Unaudited)	Year Ended June 30, 2015
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$52,455	$63,224	$40,786	$57,076
Net realized gain (loss) on investments in affiliates	(29,503)	23,374	(22,952)	24,012
Distributions of capital gains received from investment company affiliates	138,666	184,349	58,999	97,101
Change in net unrealized appreciation/depreciation on investments in affiliates	(294,835)	(123,577)	(157,618)	(104,466)

Change in net assets resulting from operations	(133,217)	147,370	(80,785)	73,723

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(45,969)	(72,271)	(27,578)	(44,383)
From net realized gains	(121,890)	(69,634)	(58,389)	(46,254)
Class B (a)
From net investment income	—	(982)	—	(478)
From net realized gains	—	(1,403)	—	(733)
Class C
From net investment income	(11,282)	(15,495)	(15,418)	(22,098)
From net realized gains	(38,413)	(19,719)	(43,262)	(31,039)
Select Class
From net investment income	(5,280)	(6,916)	(1,567)	(2,449)
From net realized gains	(12,696)	(5,776)	(3,008)	(2,228)

Total distributions to shareholders	(235,530)	(192,196)	(149,222)	(149,662)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	296,940	447,233	25,050	329,699

NET ASSETS:
Change in net assets	(71,807)	402,407	(204,957)	253,760
Beginning of period	5,567,476	5,165,069	4,516,298	4,262,538

End of period	$5,495,669	$5,567,476	$4,311,341	$4,516,298

Accumulated undistributed (distributions in excess of) net investment income	$(10,480)	$(404)	$(3,864)	$(87)

(a)	All remaining Class B Shares converted to Class A Shares on June 19, 2015.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2015	J.P. MORGAN INVESTOR FUNDS	17

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Investor Growth Fund		Investor Growth & Income Fund
	Six Months Ended December 31, 2015 (Unaudited)	Year Ended June 30, 2015	Six Months Ended December 31, 2015 (Unaudited)	Year Ended June 30, 2015
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$17,934	$16,763	$29,060	$34,157
Net realized gain (loss) on investments in affiliates	(9,913)	15,831	(15,384)	12,333
Distributions of capital gains received from investment company affiliates	113,219	139,253	108,413	136,056
Change in net unrealized appreciation/depreciation on investments in affiliates	(213,527)	(45,878)	(220,431)	(63,849)

Change in net assets resulting from operations	(92,287)	125,969	(98,342)	118,697

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(21,628)	(36,765)	(30,100)	(48,758)
From net realized gains	(94,493)	(28,153)	(94,772)	(56,378)
Class B (a)
From net investment income	—	(1,355)	—	(1,146)
From net realized gains	—	(1,177)	—	(1,807)
Class C
From net investment income	(2,839)	(4,447)	(4,139)	(6,023)
From net realized gains	(14,281)	(3,829)	(16,453)	(8,812)
Select Class
From net investment income	(3,641)	(4,648)	(3,214)	(5,072)
From net realized gains	(14,030)	(3,065)	(9,016)	(5,055)

Total distributions to shareholders	(150,912)	(83,439)	(157,694)	(133,051)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	197,531	192,247	134,482	253,188

NET ASSETS:
Change in net assets	(45,668)	234,777	(121,554)	238,834
Beginning of period	2,523,159	2,288,382	3,333,632	3,094,798

End of period	$2,477,491	$2,523,159	$3,212,078	$3,333,632

Accumulated undistributed (distributions in excess of) net investment income	$(10,349)	$(175)	$(8,638)	$(245)

(a)	All remaining Class B Shares converted to Class A Shares on June 19, 2015.

SEE NOTES TO FINANCIAL STATEMENTS.

18	J.P. MORGAN INVESTOR FUNDS	DECEMBER 31, 2015

	Investor Balanced Fund		Investor Conservative Growth Fund
	Six Months Ended December 31, 2015 (Unaudited)	Year Ended June 30, 2015	Six Months Ended December 31, 2015 (Unaudited)	Year Ended June 30, 2015
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$295,095	$761,516	$155,579	$477,274
Distributions reinvested	167,391	141,568	85,764	90,426
Cost of shares redeemed	(329,607)	(663,757)	(259,685)	(517,879)
Conversion from Class B Shares	—	61,738	—	31,590

Change in net assets resulting from Class A capital transactions	$132,879	$301,065	$(18,342)	$81,411

Class B (a)
Proceeds from shares issued	$—	$1,320	$—	$547
Distributions reinvested	—	2,376	—	1,206
Cost of shares redeemed	—	(32,334)	—	(16,017)
Conversion to Class A Shares	—	(61,738)	—	(31,590)

Change in net assets resulting from Class B capital transactions	$—	$(90,376)	$—	$(45,854)

Class C
Proceeds from shares issued	$159,638	$377,453	$202,378	$557,723
Distributions reinvested	49,377	34,950	58,458	52,950
Cost of shares redeemed	(123,418)	(202,286)	(217,243)	(329,481)

Change in net assets resulting from Class C capital transactions	$85,597	$210,117	$43,593	$281,192

Select Class
Proceeds from shares issued	$112,307	$105,111	$19,727	$36,634
Distributions reinvested	4,058	3,676	2,227	2,086
Cost of shares redeemed	(37,901)	(82,360)	(22,155)	(25,770)
Change in net assets resulting from Select Class capital transactions	$78,464	$26,427	$(201)	$12,950

Total change in net assets resulting from capital transactions	$296,940	$447,233	$25,050	$329,699

(a)	All remaining Class B Shares converted to Class A Shares on June 19, 2015.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2015	J.P. MORGAN INVESTOR FUNDS	19

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Investor Balanced Fund		Investor Conservative Growth Fund
	Six Months Ended December 31, 2015 (Unaudited)	Year Ended June 30, 2015	Six Months Ended December 31, 2015 (Unaudited)	Year Ended June 30, 2015
SHARE TRANSACTIONS:
Class A
Issued	19,982	49,957	12,351	36,878
Reinvested	11,826	9,426	7,030	7,072
Redeemed	(22,261)	(43,567)	(20,635)	(40,057)
Conversion from Class B Shares	—	4,026	—	2,449

Change in Class A Shares	9,547	19,842	(1,254)	6,342

Class B (a)
Issued	—	86	—	43
Reinvested	—	159	—	94
Redeemed	—	(2,125)	—	(1,239)
Conversion to Class A Shares	—	(4,029)	—	(2,447)

Change in Class B Shares	—	(5,909)	—	(3,549)

Class C
Issued	10,897	25,100	16,133	43,317
Reinvested	3,542	2,362	4,825	4,164
Redeemed	(8,454)	(13,486)	(17,347)	(25,614)

Change in Class C Shares	5,985	13,976	3,611	21,867

Select Class
Issued	7,485	6,901	1,559	2,824
Reinvested	286	244	182	162
Redeemed	(2,567)	(5,390)	(1,743)	(1,986)

Change in Select Class Shares	5,204	1,755	(2)	1,000

(a)	All remaining Class B Shares converted to Class A Shares on June 19, 2015.

SEE NOTES TO FINANCIAL STATEMENTS.

20	J.P. MORGAN INVESTOR FUNDS	DECEMBER 31, 2015

	Investor Growth Fund		Investor Growth & Income Fund
	Six Months Ended December 31, 2015 (Unaudited)	Year Ended June 30, 2015	Six Months Ended December 31, 2015 (Unaudited)	Year Ended June 30, 2015
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$110,716	$288,677	$136,004	$441,133
Distributions reinvested	115,534	64,605	124,401	104,781
Cost of shares redeemed	(122,556)	(243,613)	(175,208)	(369,117)
Conversion from Class B Shares	—	61,221	—	62,193

Change in net assets resulting from Class A capital transactions	$103,694	$170,890	$85,197	$238,990

Class B (a)
Proceeds from shares issued	$—	$289	$—	$664
Distributions reinvested	—	2,519	—	2,945
Cost of shares redeemed	—	(32,144)	—	(37,395)
Conversion to Class A Shares	—	(61,221)	—	(62,193)

Change in net assets resulting from Class B capital transactions	$—	$(90,557)	$—	$(95,979)

Class C
Proceeds from shares issued	$39,637	$71,520	$56,785	$128,515
Distributions reinvested	16,601	7,842	19,945	14,248
Cost of shares redeemed	(22,023)	(40,872)	(40,851)	(68,902)

Change in net assets resulting from Class C capital transactions	$34,215	$38,490	$35,879	$73,861

Select Class
Proceeds from shares issued	$83,277	$101,289	$29,543	$74,597
Distributions reinvested	3,803	2,044	4,320	4,325
Cost of shares redeemed	(27,458)	(29,909)	(20,457)	(42,606)

Change in net assets resulting from Select Class capital transactions	$59,622	$73,424	$13,406	$36,316

Total change in net assets resulting from capital transactions	$197,531	$192,247	$134,482	$253,188

(a)	All remaining Class B Shares converted to Class A Shares on June 19, 2015.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2015	J.P. MORGAN INVESTOR FUNDS	21

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Investor Growth Fund		Investor Growth & Income Fund
	Six Months Ended December 31, 2015 (Unaudited)	Year Ended June 30, 2015	Six Months Ended December 31, 2015 (Unaudited)	Year Ended June 30, 2015
SHARE TRANSACTIONS:
Class A
Issued	5,719	14,546	8,180	25,797
Reinvested	6,417	3,310	7,921	6,245
Redeemed	(6,325)	(12,286)	(10,562)	(21,582)
Conversion from Class B Shares	—	3,017	—	3,594

Change in Class A Shares	5,811	8,587	5,539	14,054

Class B (a)
Issued	—	15	—	40
Reinvested	—	133	—	176
Redeemed	—	(1,666)	—	(2,198)
Conversion to Class A Shares	—	(3,109)	—	(3,617)

Change in Class B Shares	—	(4,627)	—	(5,599)

Class C
Issued	2,157	3,770	3,500	7,695
Reinvested	973	421	1,304	870
Redeemed	(1,199)	(2,156)	(2,536)	(4,129)

Change in Class C Shares	1,931	2,035	2,268	4,436

Select Class
Issued	4,209	5,035	1,826	4,439
Reinvested	207	103	279	261
Redeemed	(1,419)	(1,477)	(1,251)	(2,521)

Change in Select Class Shares	2,997	3,661	854	2,179

(a)	All remaining Class B Shares converted to Class A Shares on June 19, 2015.

SEE NOTES TO FINANCIAL STATEMENTS.

22	J.P. MORGAN INVESTOR FUNDS	DECEMBER 31, 2015

THIS PAGE IS INTENTIONALLY LEFT BLANK

DECEMBER 31, 2015	J.P. MORGAN INVESTOR FUNDS	23

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Investor Balanced Fund
Class A
Six Months Ended December 31, 2015 (Unaudited)	$15.12	$0.15	(h)	$(0.50)	$(0.35)	$(0.17)	$(0.47)	$(0.64)
Year Ended June 30, 2015	15.25	0.19		0.24	0.43	(0.28)	(0.28)	(0.56)
Year Ended June 30, 2014	13.61	0.17	(h)	1.74	1.91	(0.23)	(0.04)	(0.27)
Year Ended June 30, 2013	12.53	0.20	(h)	1.11	1.31	(0.23)	—	(0.23)
Year Ended June 30, 2012	12.58	0.22	(h)	(0.05)	0.17	(0.22)	—	(0.22)
Year Ended June 30, 2011	11.00	0.23		1.58	1.81	(0.23)	—	(0.23)

Class C
Six Months Ended December 31, 2015 (Unaudited)	14.92	0.11	(h)	(0.49)	(0.38)	(0.13)	(0.47)	(0.60)
Year Ended June 30, 2015	15.05	0.13		0.23	0.36	(0.21)	(0.28)	(0.49)
Year Ended June 30, 2014	13.44	0.09	(h)	1.71	1.80	(0.15)	(0.04)	(0.19)
Year Ended June 30, 2013	12.39	0.13	(h)	1.09	1.22	(0.17)	—	(0.17)
Year Ended June 30, 2012	12.44	0.15	(h)	(0.04)	0.11	(0.16)	—	(0.16)
Year Ended June 30, 2011	10.88	0.17		1.56	1.73	(0.17)	—	(0.17)

Select Class
Six Months Ended December 31, 2015 (Unaudited)	15.14	0.17	(h)	(0.49)	(0.32)	(0.19)	(0.47)	(0.66)
Year Ended June 30, 2015	15.27	0.24		0.23	0.47	(0.32)	(0.28)	(0.60)
Year Ended June 30, 2014	13.62	0.20	(h)	1.75	1.95	(0.26)	(0.04)	(0.30)
Year Ended June 30, 2013	12.55	0.23	(h)	1.10	1.33	(0.26)	—	(0.26)
Year Ended June 30, 2012	12.60	0.25	(h)	(0.05)	0.20	(0.25)	—	(0.25)
Year Ended June 30, 2011	11.01	0.26		1.59	1.85	(0.26)	—	(0.26)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.
(c)	Not annualized for periods less than one year.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	Does not include expenses of Underlying Funds.
(f)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(g)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(h)	Calculated based upon average shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

24	J.P. MORGAN INVESTOR FUNDS	DECEMBER 31, 2015

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)(f)	Net investment income (loss) (b)	Expenses without waivers, reimbursements and earnings credits (e)	Portfolio turnover rate (c)(g)

$14.13	(2.31)%	$3,891,117	0.41%	1.98%	0.67%	4%
15.12	2.89	4,018,244	0.34	1.26	0.66	10
15.25	14.12	3,749,519	0.41	1.16	0.67	12
13.61	10.54	2,797,749	0.50	1.51	0.69	19
12.53	1.45	2,287,495	0.50	1.79	0.69	9
12.58	16.53	2,104,717	0.50	1.92	0.69	5

13.94	(2.53)	1,200,498	0.93	1.47	1.17	4
14.92	2.45	1,195,830	0.80	0.81	1.16	10
15.05	13.50	995,919	0.97	0.61	1.17	12
13.44	9.89	564,358	1.01	0.99	1.19	19
12.39	0.94	413,805	1.02	1.27	1.19	9
12.44	15.98	415,301	1.02	1.40	1.19	5

14.16	(2.11)	404,054	0.14	2.30	0.39	4
15.14	3.15	353,402	0.08	1.51	0.40	10
15.27	14.45	329,525	0.16	1.39	0.42	12
13.62	10.71	293,756	0.25	1.75	0.44	19
12.55	1.70	250,089	0.25	2.03	0.44	9
12.60	16.88	231,620	0.25	2.15	0.44	5

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2015	J.P. MORGAN INVESTOR FUNDS	25

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Investor Conservative Growth Fund
Class A
Six Months Ended December 31, 2015 (Unaudited)	$12.78	$0.13	(h)	$(0.35)	$(0.22)	$(0.14)	$(0.30)	$(0.44)
Year Ended June 30, 2015	13.00	0.19		0.05	0.24	(0.22)	(0.24)	(0.46)
Year Ended June 30, 2014	12.01	0.18	(h)	1.02	1.20	(0.21)	—	(0.21)
Year Ended June 30, 2013	11.46	0.19	(h)	0.58	0.77	(0.22)	—	(0.22)
Year Ended June 30, 2012	11.40	0.23	(h)	0.06	0.29	(0.23)	—	(0.23)
Year Ended June 30, 2011	10.47	0.25		0.93	1.18	(0.25)	—	(0.25)

Class C
Six Months Ended December 31, 2015 (Unaudited)	12.73	0.10	(h)	(0.35)	(0.25)	(0.11)	(0.30)	(0.41)
Year Ended June 30, 2015	12.95	0.13		0.06	0.19	(0.17)	(0.24)	(0.41)
Year Ended June 30, 2014	11.97	0.11	(h)	1.01	1.12	(0.14)	—	(0.14)
Year Ended June 30, 2013	11.42	0.13	(h)	0.58	0.71	(0.16)	—	(0.16)
Year Ended June 30, 2012	11.36	0.17	(h)	0.06	0.23	(0.17)	—	(0.17)
Year Ended June 30, 2011	10.44	0.19		0.92	1.11	(0.19)	—	(0.19)

Select Class
Six Months Ended December 31, 2015 (Unaudited)	12.84	0.15	(h)	(0.35)	(0.20)	(0.16)	(0.30)	(0.46)
Year Ended June 30, 2015	13.06	0.22		0.06	0.28	(0.26)	(0.24)	(0.50)
Year Ended June 30, 2014	12.06	0.21	(h)	1.03	1.24	(0.24)	—	(0.24)
Year Ended June 30, 2013	11.51	0.22	(h)	0.58	0.80	(0.25)	—	(0.25)
Year Ended June 30, 2012	11.44	0.26	(h)	0.07	0.33	(0.26)	—	(0.26)
Year Ended June 30, 2011	10.51	0.27		0.94	1.21	(0.28)	—	(0.28)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.
(c)	Not annualized for periods less than one year.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	Does not include expenses of Underlying Funds.
(f)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(g)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(h)	Calculated based upon average shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

26	J.P. MORGAN INVESTOR FUNDS	DECEMBER 31, 2015

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)(f)	Net investment income (loss) (b)	Expenses without waivers, reimbursements and earnings credits (e)	Portfolio turnover rate (c)(g)

$12.12	(1.70)%	$2,407,074	0.41%	2.04%	0.67%	6%
12.78	1.89	2,554,155	0.34	1.46	0.66	11
13.00	10.05	2,516,247	0.41	1.41	0.66	20
12.01	6.76	2,220,725	0.50	1.63	0.68	14
11.46	2.60	1,847,352	0.50	2.03	0.68	9
11.40	11.36	1,589,494	0.50	2.26	0.68	3

12.07	(1.97)	1,780,498	0.93	1.53	1.16	6
12.73	1.44	1,831,636	0.79	1.02	1.16	11
12.95	9.42	1,580,447	0.97	0.87	1.16	20
11.97	6.27	1,142,903	1.01	1.12	1.18	14
11.42	2.09	841,332	1.01	1.50	1.18	9
11.36	10.73	843,076	1.01	1.76	1.18	3

12.18	(1.56)	123,769	0.15	2.31	0.41	6
12.84	2.13	130,507	0.09	1.71	0.40	11
13.06	10.35	119,664	0.16	1.66	0.41	20
12.06	6.97	112,843	0.25	1.87	0.43	14
11.51	2.92	95,175	0.25	2.27	0.43	9
11.44	11.57	89,120	0.25	2.48	0.43	3

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2015	J.P. MORGAN INVESTOR FUNDS	27

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Investor Growth Fund
Class A
Six Months Ended December 31, 2015 (Unaudited)	$19.95	$0.14	(h)	$(0.87)	$(0.73)	$(0.21)	$(0.95)	$(1.16)
Year Ended June 30, 2015	19.59	0.15	(h)	0.91	1.06	(0.39)	(0.31)	(0.70)
Year Ended June 30, 2014	16.25	0.11	(h)	3.45	3.56	(0.22)	—	(0.22)
Year Ended June 30, 2013	13.88	0.14	(h)	2.38	2.52	(0.15)	—	(0.15)
Year Ended June 30, 2012	14.14	0.10	(h)	(0.25)	(0.15)	(0.11)	—	(0.11)
Year Ended June 30, 2011	11.22	0.09	(h)	2.92	3.01	(0.09)	—	(0.09)

Class C
Six Months Ended December 31, 2015 (Unaudited)	19.01	0.09	(h)	(0.83)	(0.74)	(0.18)	(0.95)	(1.13)
Year Ended June 30, 2015	18.75	0.05	(h)	0.87	0.92	(0.35)	(0.31)	(0.66)
Year Ended June 30, 2014	15.60	0.01	(h)	3.30	3.31	(0.16)	—	(0.16)
Year Ended June 30, 2013	13.34	0.05	(h)	2.30	2.35	(0.09)	—	(0.09)
Year Ended June 30, 2012	13.61	0.02	(h)	(0.24)	(0.22)	(0.05)	—	(0.05)
Year Ended June 30, 2011	10.82	0.02	(h)	2.80	2.82	(0.03)	—	(0.03)

Select Class
Six Months Ended December 31, 2015 (Unaudited)	20.29	0.18	(h)	(0.90)	(0.72)	(0.23)	(0.95)	(1.18)
Year Ended June 30, 2015	19.91	0.20	(h)	0.93	1.13	(0.44)	(0.31)	(0.75)
Year Ended June 30, 2014	16.51	0.16	(h)	3.50	3.66	(0.26)	—	(0.26)
Year Ended June 30, 2013	14.09	0.17	(h)	2.44	2.61	(0.19)	—	(0.19)
Year Ended June 30, 2012	14.35	0.14	(h)	(0.26)	(0.12)	(0.14)	—	(0.14)
Year Ended June 30, 2011	11.39	0.13	(h)	2.95	3.08	(0.12)	—	(0.12)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.
(c)	Not annualized for periods less than one year.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	Does not include expenses of Underlying Funds.
(f)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(g)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(h)	Calculated based upon average shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

28	J.P. MORGAN INVESTOR FUNDS	DECEMBER 31, 2015

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)(f)	Net investment income (loss) (b)	Expenses without waivers, reimbursements and earnings credits (e)	Portfolio turnover rate (c)(g)

$18.06	(3.60)%	$1,911,534	0.43%	1.45%	0.72%	3%
19.95	5.51	1,994,792	0.38	0.74	0.71	10
19.59	21.95	1,791,194	0.41	0.59	0.71	8
16.25	18.28	1,344,928	0.49	0.89	0.76	15
13.88	(1.03)	1,100,639	0.50	0.72	0.75	6
14.14	26.86	1,089,221	0.50	0.71	0.76	15

17.14	(3.82)	275,013	0.95	0.96	1.21	3
19.01	4.97	268,270	0.85	0.26	1.21	10
18.75	21.30	226,430	0.95	0.05	1.21	8
15.60	17.69	157,546	1.04	0.34	1.25	15
13.34	(1.57)	125,391	1.05	0.17	1.25	6
13.61	26.11	128,944	1.06	0.15	1.26	15

18.39	(3.45)	290,944	0.14	1.78	0.40	3
20.29	5.80	260,097	0.10	1.01	0.42	10
19.91	22.25	182,413	0.16	0.85	0.46	8
16.51	18.64	123,906	0.24	1.13	0.51	15
14.09	(0.77)	108,189	0.25	0.99	0.50	6
14.35	27.11	123,051	0.25	0.96	0.51	15

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2015	J.P. MORGAN INVESTOR FUNDS	29

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Investor Growth & Income Fund
Class A
Six Months Ended December 31, 2015 (Unaudited)	$17.02	$0.15	(h)	$(0.65)	$(0.50)	$(0.19)	$(0.61)	$(0.80)
Year Ended June 30, 2015	17.11	0.19	(h)	0.44	0.63	(0.33)	(0.39)	(0.72)
Year Ended June 30, 2014	14.78	0.16	(h)	2.40	2.56	(0.23)	—	(0.23)
Year Ended June 30, 2013	13.17	0.18	(h)	1.64	1.82	(0.21)	—	(0.21)
Year Ended June 30, 2012	13.28	0.17	(h)	(0.10)	0.07	(0.18)	—	(0.18)
Year Ended June 30, 2011	11.05	0.18	(h)	2.23	2.41	(0.18)	—	(0.18)

Class C
Six Months Ended December 31, 2015 (Unaudited)	16.62	0.11	(h)	(0.65)	(0.54)	(0.15)	(0.61)	(0.76)
Year Ended June 30, 2015	16.72	0.11	(h)	0.44	0.55	(0.26)	(0.39)	(0.65)
Year Ended June 30, 2014	14.46	0.07	(h)	2.34	2.41	(0.15)	—	(0.15)
Year Ended June 30, 2013	12.89	0.10	(h)	1.61	1.71	(0.14)	—	(0.14)
Year Ended June 30, 2012	13.01	0.10	(h)	(0.11)	(0.01)	(0.11)	—	(0.11)
Year Ended June 30, 2011	10.83	0.11	(h)	2.19	2.30	(0.12)	—	(0.12)

Select Class
Six Months Ended December 31, 2015 (Unaudited)	16.80	0.17	(h)	(0.65)	(0.48)	(0.21)	(0.61)	(0.82)
Year Ended June 30, 2015	16.89	0.23	(h)	0.44	0.67	(0.37)	(0.39)	(0.76)
Year Ended June 30, 2014	14.59	0.19	(h)	2.38	2.57	(0.27)	—	(0.27)
Year Ended June 30, 2013	13.00	0.21	(h)	1.63	1.84	(0.25)	—	(0.25)
Year Ended June 30, 2012	13.12	0.20	(h)	(0.11)	0.09	(0.21)	—	(0.21)
Year Ended June 30, 2011	10.92	0.21	(h)	2.20	2.41	(0.21)	—	(0.21)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.
(c)	Not annualized for periods less than one year.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	Does not include expenses of Underlying Funds.
(f)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(g)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(h)	Calculated based upon average shares outstanding.
(i)	Amount rounds to less than 0.01%

SEE NOTES TO FINANCIAL STATEMENTS.

30	J.P. MORGAN INVESTOR FUNDS	DECEMBER 31, 2015

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)(f)	Net investment income (loss) (b)	Expenses without waivers, reimbursements and earnings credits (e)	Portfolio turnover rate (c)(g)

$15.72	(2.87)%	$2,542,223	0.41%	1.82%	0.69%	5%
17.02	3.78	2,659,305	0.36	1.11	0.69	9
17.11	17.40	2,432,024	0.41	0.96	0.68	10
14.78	13.91	1,812,603	0.49	1.29	0.72	20
13.17	0.60	1,485,151	0.50	1.33	0.71	11
13.28	21.91	1,443,240	0.50	1.45	0.71	9

15.32	(3.19)	431,233	0.94	1.32	1.18	5
16.62	3.37	430,037	0.82	0.65	1.19	9
16.72	16.72	358,544	0.96	0.42	1.18	10
14.46	13.34	225,157	1.02	0.76	1.21	20
12.89	0.00 (i)	179,336	1.03	0.80	1.21	11
13.01	21.28	186,625	1.04	0.91	1.21	9

15.50	(2.77)	238,622	0.14	2.09	0.40	5
16.80	4.11	244,290	0.09	1.38	0.41	9
16.89	17.71	208,836	0.16	1.21	0.44	10
14.59	14.22	156,714	0.24	1.53	0.47	20
13.00	0.79	127,295	0.25	1.59	0.46	11
13.12	22.19	146,524	0.25	1.69	0.46	9

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2015	J.P. MORGAN INVESTOR FUNDS	31

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2015 (Unaudited)

1. Organization

JPMorgan Trust II (“JPM II” or the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are 4 separate funds of the Trust (collectively, the “Funds”) covered by this report:

	Classes Offered	Diversified/Non-Diversified
Investor Balanced Fund	Class A, Class C and Select Class	Diversified
Investor Conservative Growth Fund	Class A, Class C and Select Class	Diversified
Investor Growth Fund	Class A, Class C and Select Class	Diversified
Investor Growth & Income Fund	Class A, Class C and Select Class	Diversified

The investment objective of the Investor Balanced Fund is to seek high total return consistent with the preservation of capital by investing primarily in a diversified group of mutual funds within the same group of investment companies that invest primarily in equity and fixed income securities.

The investment objective of the Investor Conservative Growth Fund is to seek income and capital appreciation by investing primarily in a diversified group of mutual funds within the same group of investment companies that invest primarily in fixed income and equity securities.

The investment objective of the Investor Growth Fund is to seek long-term capital appreciation by investing primarily in a diversified group of mutual funds within the same group of investment companies that invest primarily in equity securities.

The investment objective of the Investor Growth & Income Fund is to seek long-term capital appreciation and growth of income by investing primarily in a diversified group of mutual funds within the same group of investment companies that invest primarily in equity securities.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to Select Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different transfer agency, sub-transfer agency, distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectus.

On June 19, 2015, all remaining Class B Shares converted to Class A Shares of the same Fund. Prior to June 19, 2015, Class B Shares automatically converted to Class A Shares after eight years and provided for a CDSC.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The Funds are investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — The valuation of investments is in accordance with GAAP and the Funds’ valuation policies set forth by and under the supervision and responsibility of the Board of Trustees (the “Board”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at such unadjusted quoted prices and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.

JPMorgan Funds Management, Inc. (the “Administrator”) has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Board with the oversight and monitoring of the valuation of the Funds’ investments. The Administrator implements the valuation policies of the Funds’ investments, as directed by the Board. The AVC oversees and carries out the policies for the valuation of investments held in the Funds. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight, including but not limited to consideration of macro or security specific events, market events and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis with the AVC and the Board.

Investments in open-end investment companies (the “Underlying Funds”) are valued at each Underlying Fund’s net asset value per share (“NAV”) as of the report date.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the valuation of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•

Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

32	J.P. MORGAN INVESTOR FUNDS	DECEMBER 31, 2015

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Funds’ assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

The following table represents each valuation input as presented on the Schedules of Portfolio Investments (“SOIs”) (amounts in thousands):

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investor Balanced Fund
Total Investments in Securities (a)	$5,500,714	$—	$—	$5,500,714

Investor Conservative Growth Fund
Total Investments in Securities (a)	$4,314,344	$—	$—	$4,314,344

Investor Growth Fund
Total Investments in Securities (a)	$2,477,613	$—	$—	$2,477,613

Investor Growth & Income Fund
Total Investments in Securities (a)	$3,212,710	$—	$—	$3,212,710

(a)	All portfolio holdings designated as level 1 are disclosed individually on the SOIs. Please refer to the SOIs for asset class specifics of portfolio holdings.

There were no transfers among any levels during the six months ended December 31, 2015.

B. Investment Transactions with Affiliates — The Funds invest in Underlying Funds advised by J.P. Morgan Investment Management Inc. (the “Adviser”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), or its affiliates pursuant to Section 12(d)(1)(G) of the 1940 Act. An issuer which is under common control with a fund may be considered an affiliate. For the purposes of the financial statements, the Funds assume the issuers listed in the table below to be affiliated issuers. Underlying Funds’ distributions may be reinvested into the Underlying Funds. Reinvestment amounts are included in the purchase cost amounts in the table below. Included in the purchases and sales amounts in the table below are exchanges between certain share classes of the Underlying Funds. Such exchanges are not treated as purchases and sales for the purpose of recognizing realized gains (losses) or portfolio turnover. Included in the realized gain (loss) amounts in the tables below are distributions of realized capital gains, if any, received from the Underlying Funds (amounts in thousands).

		For the six months ended December 31, 2015
Affiliate	Value at June 30, 2015	Purchase Cost	Sales Proceeds	Realized Gain/(Loss)	Dividend Income	Shares at December 31, 2015	Value at December 31, 2015
Investor Balanced Fund
JPMorgan Commodities Strategy Fund, Class R6 Shares	$—	$9,055	$—	$—	$—	667	$5,467
JPMorgan Commodities Strategy Fund, Select Class Shares	20,437	—	20,255	(6,045)	—	—	—
JPMorgan Core Bond Fund, Class R6 Shares	—	851,891	—	1,696	3,800	74,829	864,278
JPMorgan Core Bond Fund, Select Class Shares	848,868	54,012	881,894	(351)	7,112	—	—
JPMorgan Core Plus Bond Fund, Class R6 Shares	—	503,628	—	1,105	2,897	63,307	510,256
JPMorgan Core Plus Bond Fund, Select Class Shares	510,890	5,429	499,627	—	5,429	—	—
JPMorgan Dynamic Growth Fund, Class R5 Shares	—	93,363	8,323	1,973	—	4,405	118,482
JPMorgan Dynamic Growth Fund, Select Class Shares	117,968	4,200	92,190	—	—	—	—
JPMorgan Emerging Economies Fund, Class R6 Shares	—	72,012	—	—	769	5,634	58,082
JPMorgan Emerging Economies Fund, Select Class Shares	61,699	4,900	68,643	—	—	—	—
JPMorgan Emerging Markets Debt Fund, Class R6 Shares	—	47,785	—	—	530	6,072	46,690
JPMorgan Emerging Markets Debt Fund, Select Class Shares	47,064	767	47,256	—	767	—	—
JPMorgan Emerging Markets Equity Fund, Class R6 Shares	—	66,961	—	—	646	3,093	57,967
JPMorgan Emerging Markets Equity Fund, Select Class Shares	57,728	4,900	61,715	—	—	—	—
JPMorgan Emerging Markets Local Currency Debt Fund, Class R6 Shares	—	8,673	6,840	(1,833)	—	—	—
JPMorgan Emerging Markets Local Currency Debt Fund, Select Class Shares	33,969	—	32,923	(8,774)	—	—	—
JPMorgan Equity Income Fund, Class R6 Shares	—	71,582	—	665	506	6,412	87,015

DECEMBER 31, 2015	J.P. MORGAN INVESTOR FUNDS	33

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2015 (Unaudited) (continued)

		For the six months ended December 31, 2015
Affiliate	Value at June 30, 2015	Purchase Cost	Sales Proceeds	Realized Gain/(Loss)	Dividend Income	Shares at December 31, 2015	Value at December 31, 2015
Investor Balanced Fund (continued)
JPMorgan Equity Income Fund, Select Class Shares	$83,514	$4,531	$70,410	$—	$431	—	$—
JPMorgan Floating Rate Income Fund, Class R6 Shares	—	173,041	5,539	(448)	1,336	16,807	152,947
JPMorgan Floating Rate Income Fund, Select Class Shares	176,664	10,986	190,405	(1,346)	2,486	—	—
JPMorgan Global Natural Resources Fund, Class R6 Shares	—	18,022	6,880	(11,142)	—	—	—
JPMorgan Global Natural Resources Fund, Select Class Shares	9,449	—	18,022	—	—	—	—
JPMorgan Global Research Enhanced Index Fund, Select Class Shares	182,476	12,105	—	—	3,505	10,375	185,091
JPMorgan Government Bond Fund, Select Class Shares	11,991	317	—	166	150	1,134	12,027
JPMorgan High Yield Fund, Class R6 Shares	—	183,351	—	98	1,905	24,643	168,311
JPMorgan High Yield Fund, Select Class Shares	122,230	50,766	172,608	—	2,866	—	—
JPMorgan Inflation Managed Bond Fund, Class R6 Shares	—	114,622	—	—	152	10,873	109,816
JPMorgan Inflation Managed Bond Fund, Select Class Shares	121,509	772	125,070	(841)	772	—	—
JPMorgan International Equity Fund, Class R6 Shares	—	113,219	—	—	308	7,339	105,681
JPMorgan International Equity Fund, Select Class Shares	106,311	9,042	112,909	—	142	—	—
JPMorgan International Research Enhanced Equity Fund, Select Class Shares	232,315	35,266	—	2,264	6,200	15,587	245,334
JPMorgan Intrepid America Fund, Class R6 Shares	—	222,578	—	20,664	5,002	9,905	347,859
JPMorgan Intrepid America Fund, Select Class Shares	343,433	17,000	205,812	328	—	—	—
JPMorgan Intrepid European Fund, Institutional Class Shares	—	110,425	—	—	1,700	4,220	101,373
JPMorgan Intrepid European Fund, Select Class Shares	90,836	15,200	108,725	—	—	—	—
JPMorgan Intrepid Growth Fund, Class R6 Shares	—	98,927	—	—	2,190	4,832	196,727
JPMorgan Intrepid Growth Fund, Select Class Shares	186,225	11,600	98,737	(63)	—	—	—
JPMorgan Intrepid Mid Cap Fund, Class R6 Shares	—	51,054	—	7,274	470	4,626	91,002
JPMorgan Intrepid Mid Cap Fund, Select Class Shares	90,360	5,398	43,310	—	98	—	—
JPMorgan Large Cap Growth Fund, Class R6 Shares	—	23,962	2,774	2,778	—	1,556	56,166
JPMorgan Large Cap Growth Fund, Select Class Shares	58,384	5,100	27,080	386	—	—	—
JPMorgan Large Cap Value Fund, Class R6 Shares	—	127,234	—	18,938	838	12,509	156,985
JPMorgan Large Cap Value Fund, Select Class Shares	159,695	5,209	110,458	27	409	—	—
JPMorgan Lartin America Fund, Class R6 Shares	—	24,655	—	—	294	1,377	14,343
JPMorgan Lartin America Fund, Select Class Shares	18,875	—	24,361	—	—	—	—
JPMorgan Limited Duration Bond Fund, Class R6 Shares	—	183,113	—	—	381	19,066	190,092
JPMorgan Limited Duration Bond Fund, Select Class Shares	196,792	4,661	193,332	(43)	661	—	—
JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares	143,943	190,191	231,713	—	41	102,421	102,421
JPMorgan Market Expansion Enhanced Index Fund, Select Class Shares	206,199	48,229	—	35,747	1,182	20,328	207,140
JPMorgan Multi-Cap Market Neutral Fund, Select Class Shares	113,477	—	8,000	182	—	10,487	109,275
JPMorgan Research Market Neutral Fund, Institutional Class Shares	—	99,376	—	—	—	6,471	96,811
JPMorgan Research Market Neutral Fund, Select Class Shares	106,855	—	107,376	(324)	—	—	—
JPMorgan Small Cap Value Fund, Class R6 Shares	—	52,223	—	1,992	211	1,915	46,874
JPMorgan Small Cap Value Fund, Select Class Shares	39,042	10,790	50,020	—	90	—	—
JPMorgan Strategic Income Opportunities Fund, Class R5 Shares	—	107,946	—	—	838	9,070	100,675

34	J.P. MORGAN INVESTOR FUNDS	DECEMBER 31, 2015

		For the six months ended December 31, 2015
Affiliate	Value at June 30, 2015	Purchase Cost	Sales Proceeds	Realized Gain/(Loss)	Dividend Income	Shares at December 31, 2015	Value at December 31, 2015
Investor Balanced Fund (continued)
JPMorgan Strategic Income Opportunities Fund, Select Class Shares	$109,188	$1,216	$112,408	$(313)	$1,216	—	$—
JPMorgan Systematic Alpha Fund, Class R6 Shares	—	96,256	—	—	2,400	6,282	94,732
JPMorgan Systematic Alpha Fund, Select Class Shares	95,123	—	96,556	(58)	—	—	—
JPMorgan U.S. Dynamic Plus Fund, Select Class Shares	55,760	4,947	4,000	2,822	494	3,098	53,746
JPMorgan U.S. Equity Fund, Class R6 Shares	—	325,955	—	22,317	1,668	33,797	467,414
JPMorgan U.S. Equity Fund, Select Class Shares	463,592	20,191	311,871	(159)	991	—	—
JPMorgan U.S. Large Cap Core Plus Fund, Class R5 Shares	—	160,734	—	18,518	1,127	8,404	226,065
JPMorgan U.S. Large Cap Core Plus Fund, Select Class Shares	228,534	7,900	146,088	48	—	—	—
JPMorgan Unconstrained Debt Fund, Class R6 Shares	—	24,815	—	—	204	2,393	23,067
JPMorgan Unconstrained Debt Fund, Select Class Shares	23,233	175	24,611	—	175	—	—
JPMorgan Value Advantage Fund, Institutional Class Shares	—	76,876	—	915	1,025	3,240	90,503
JPMorgan Value Advantage Fund, Select Class Shares	89,672	5,300	74,936	—	—	—	—

Total	$5,564,300			$109,163	$66,414		$5,500,714

		For the six months ended December 31, 2015
Affiliate	Value at June 30, 2015	Purchase Cost	Sales Proceeds	Realized Gain/(Loss)	Dividend Income	Shares at December 31, 2015	Value at December 31, 2015
Investor Conservative Growth Fund
JPMorgan Commodities Strategy Fund, Class R6 Shares	$—	$7,524	$—	$—	$—	555	$4,547
JPMorgan Commodities Strategy Fund, Select Class Shares	18,048	—	17,724	(5,476)	—	—	—
JPMorgan Core Bond Fund, Class R6 Shares	—	1,102,880	—	2,171	4,865	95,789	1,106,365
JPMorgan Core Bond Fund, Select Class Shares	1,135,187	9,081	1,129,644	(360)	9,082	—	—
JPMorgan Core Plus Bond Fund, Class R6 Shares	—	521,825	—	1,141	2,992	65,385	527,001
JPMorgan Core Plus Bond Fund, Select Class Shares	546,496	5,694	536,592	(399)	5,695	—	—
JPMorgan Dynamic Growth Fund, Class R5 Shares	—	37,486	500	482	—	1,780	47,895
JPMorgan Dynamic Growth Fund, Select Class Shares	40,717	6,500	38,007	86	—	—	—
JPMorgan Emerging Economies Fund, Class R6 Shares	—	34,274	—	—	370	2,711	27,946
JPMorgan Emerging Economies Fund, Select Class Shares	28,744	4,400	33,903	—	—	—	—
JPMorgan Emerging Markets Debt Fund, Class R6 Shares	—	32,378	—	—	360	4,131	31,767
JPMorgan Emerging Markets Debt Fund, Select Class Shares	31,012	1,518	32,019	—	518	—	—
JPMorgan Emerging Markets Equity Fund, Class R6 Shares	—	31,464	—	—	307	1,468	27,517
JPMorgan Emerging Markets Equity Fund, Select Class Shares	27,055	4,750	31,158	—	—	—	—
JPMorgan Emerging Markets Local Currency Debt Fund, Class R6 Shares	—	15,282	12,164	(3,118)	—	—	—
JPMorgan Emerging Markets Local Currency Debt Fund, Select Class Shares	48,540	—	47,982	(10,789)	—	—	—
JPMorgan Equity Income Fund, Class R6 Shares	—	60,984	—	607	461	5,845	79,317
JPMorgan Equity Income Fund, Select Class Shares	78,142	2,197	59,916	—	397	—	—
JPMorgan Floating Rate Income Fund, Class R6 Shares	—	161,099	4,391	(370)	1,238	15,582	141,795
JPMorgan Floating Rate Income Fund, Select Class Shares	168,704	2,388	174,861	(1,123)	2,388	—	—
JPMorgan Global Natural Resources Fund, Class R6 Shares	—	14,341	5,847	(8,494)	—	—	—

DECEMBER 31, 2015	J.P. MORGAN INVESTOR FUNDS	35

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2015 (Unaudited) (continued)

		For the six months ended December 31, 2015
Affiliate	Value at June 30, 2015	Purchase Cost	Sales Proceeds	Realized Gain/(Loss)	Dividend Income	Shares at December 31, 2015	Value at December 31, 2015
Investor Conservative Growth Fund (continued)
JPMorgan Global Natural Resources Fund, Select Class Shares	$8,027	$—	$14,341	$—	$—	—	$—
JPMorgan Global Research Enhanced Index Fund, Select Class Shares	51,745	3,700	—	—	1,000	2,961	52,830
JPMorgan Government Bond Fund, Select Class Shares	33,206	876	—	459	416	3,139	33,305
JPMorgan High Yield Fund, Class R6 Shares	—	149,867	—	81	1,577	20,396	139,304
JPMorgan High Yield Fund, Select Class Shares	91,838	37,829	128,618	—	1,929	—	—
JPMorgan Inflation Managed Bond Fund, Class R6 Shares	—	134,176	—	—	179	12,795	129,230
JPMorgan Inflation Managed Bond Fund, Select Class Shares	153,503	936	156,896	(1,708)	936	—	—
JPMorgan International Equity Fund, Class R6 Shares	—	47,648	—	—	130	3,105	44,711
JPMorgan International Equity Fund, Select Class Shares	44,402	4,259	47,517	—	59	—	—
JPMorgan International Research Enhanced Equity Fund, Select Class Shares	136,484	17,695	—	1,309	3,587	9,012	141,857
JPMorgan Intrepid America Fund, Class R6 Shares	—	137,944	—	13,064	3,162	6,262	219,927
JPMorgan Intrepid America Fund, Select Class Shares	230,157	7,500	137,017	3,394	—	—	—
JPMorgan Intrepid European Fund, Institutional Class Shares	—	55,062	—	—	848	2,106	50,576
JPMorgan Intrepid European Fund, Select Class Shares	47,345	5,200	54,213	—	—	—	—
JPMorgan Intrepid Growth Fund, Class R6 Shares	—	66,532	1,000	(4)	1,390	3,054	124,337
JPMorgan Intrepid Growth Fund, Select Class Shares	118,273	8,700	67,642	65	—	—	—
JPMorgan Intrepid Mid Cap Fund, Class R6 Shares	—	16,395	—	2,309	149	1,469	28,900
JPMorgan Intrepid Mid Cap Fund, Select Class Shares	29,871	632	13,936	—	32	—	—
JPMorgan Large Cap Value Fund, Class R6 Shares	—	12,167	—	2,239	99	1,478	18,555
JPMorgan Large Cap Value Fund, Select Class Shares	28,567	766	19,830	3,075	66	—	—
JPMorgan Lartin America Fund, Class R6 Shares	—	16,137	—	—	189	886	9,230
JPMorgan Lartin America Fund, Select Class Shares	12,146	—	15,948	—	—	—	—
JPMorgan Limited Duration Bond Fund, Class R6 Shares	—	349,233	5,500	(39)	714	35,502	353,953
JPMorgan Limited Duration Bond Fund, Select Class Shares	360,360	9,917	357,919	(36)	1,217	—	—
JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares	58,323	133,856	149,386	—	22	42,793	42,793
JPMorgan Market Expansion Enhanced Index Fund, Select Class Shares	55,930	11,116	—	9,402	313	5,347	54,487
JPMorgan Mid Cap Growth Fund, Class R6 Shares	—	18,917	—	1,356	—	978	27,124
JPMorgan Mid Cap Growth Fund, Select Class Shares	28,340	700	17,561	—	—	—	—
JPMorgan Multi-Cap Market Neutral Fund, Select Class Shares	86,207	—	10,900	388	—	7,502	78,166
JPMorgan Research Market Neutral Fund, Institutional Class Shares	—	96,093	4,000	(211)	—	5,969	89,289
JPMorgan Research Market Neutral Fund, Select Class Shares	107,173	—	107,993	(446)	—	—	—
JPMorgan Small Cap Value Fund, Class R6 Shares	—	38,387	—	1,472	156	1,415	34,651
JPMorgan Small Cap Value Fund, Select Class Shares	27,478	9,163	36,758	—	63	—	—
JPMorgan Strategic Income Opportunities Fund, Class R5 Shares	—	110,673	—	—	861	9,313	103,374
JPMorgan Strategic Income Opportunities Fund, Select Class Shares	116,893	1,259	120,012	(439)	1,259	—	—
JPMorgan Systematic Alpha Fund, Class R6 Shares	—	88,881	—	—	2,212	5,789	87,305
JPMorgan Systematic Alpha Fund, Select Class Shares	87,376	—	88,868	(47)	—	—	—
JPMorgan U.S. Dynamic Plus Fund, Select Class Shares	38,183	2,970	8,500	3,055	292	1,773	30,760
JPMorgan U.S. Equity Fund, Class R6 Shares	—	151,070	—	10,564	789	15,998	221,257
JPMorgan U.S. Equity Fund, Select Class Shares	229,981	9,486	155,017	1,061	486	—	—
JPMorgan U.S. Large Cap Core Plus Fund, Class R5 Shares	—	82,822	2,000	10,003	604	4,466	120,147

36	J.P. MORGAN INVESTOR FUNDS	DECEMBER 31, 2015

		For the six months ended December 31, 2015
Affiliate	Value at June 30, 2015	Purchase Cost	Sales Proceeds	Realized Gain/(Loss)	Dividend Income	Shares at December 31, 2015	Value at December 31, 2015
Investor Conservative Growth Fund (continued)
JPMorgan U.S. Large Cap Core Plus Fund, Select Class Shares	$130,423	$3,300	$80,710	$665	$—	—	$—
JPMorgan Unconstrained Debt Fund, Class R6 Shares	—	20,498	—	—	169	1,976	19,049
JPMorgan Unconstrained Debt Fund, Select Class Shares	19,186	144	20,329	—	144	—	—
JPMorgan Value Advantage Fund, Institutional Class Shares	—	44,757	—	658	737	2,330	65,077
JPMorgan Value Advantage Fund, Select Class Shares	62,004	6,000	43,362	—	—	—	—

Total	$4,516,066			$36,047	$54,459		$4,314,344

		For the six months ended December 31, 2015
Affiliate	Value at June 30, 2015	Purchase Cost	Sales Proceeds	Realized Gain/(Loss)	Dividend Income	Shares at December 31, 2015	Value at December 31, 2015
Investor Growth Fund
JPMorgan Commodities Strategy Fund, Class R6 Shares	$—	$10,640	$—	$—	$—	771	$6,321
JPMorgan Commodities Strategy Fund, Select Class Shares	9,702	—	11,840	(660)	—	—	—
JPMorgan Core Bond Fund, Class R6 Shares	—	79,811	—	155	348	6,843	79,039
JPMorgan Core Bond Fund, Select Class Shares	92,120	2,784	95,008	(32)	685	—	—
JPMorgan Core Plus Bond Fund, Class R6 Shares	—	23,223	—	50	130	2,852	22,988
JPMorgan Core Plus Bond Fund, Select Class Shares	23,016	246	23,043	—	245	—	—
JPMorgan Dynamic Growth Fund, Class R5 Shares	—	19,670	—	267	—	1,001	26,932
JPMorgan Dynamic Growth Fund, Select Class Shares	25,610	400	19,403	—	—	—	—
JPMorgan Emerging Economies Fund, Class R6 Shares	—	55,498	—	—	580	4,253	43,850
JPMorgan Emerging Economies Fund, Select Class Shares	50,587	2,151	54,918	—	—	—	—
JPMorgan Emerging Markets Debt Fund, Class R6 Shares	—	7,548	—	—	89	1,017	7,821
JPMorgan Emerging Markets Debt Fund, Select Class Shares	7,883	129	7,459	—	128	—	—
JPMorgan Emerging Markets Equity Fund, Class R6 Shares	—	52,126	—	—	487	2,329	43,638
JPMorgan Emerging Markets Equity Fund, Select Class Shares	47,124	2,050	49,839	—	—	—	—
JPMorgan Emerging Markets Local Currency Debt Fund, Class R6 Shares	—	87	65	(22)	—	—	—
JPMorgan Emerging Markets Local Currency Debt Fund, Select Class Shares	7,757	—	7,137	(2,764)	—	—	—
JPMorgan Equity Income Fund, Class R6 Shares	—	29,231	—	272	206	2,615	35,482
JPMorgan Equity Income Fund, Select Class Shares	35,304	678	28,753	—	178	—	—
JPMorgan Floating Rate Income Fund, Class R6 Shares	—	13,486	2,520	(165)	80	1,132	10,302
JPMorgan Floating Rate Income Fund, Select Class Shares	14,650	2,083	16,606	(334)	183	—	—
JPMorgan Global Natural Resources Fund, Class R6 Shares	—	8,896	3,460	(5,436)	—	—	—
JPMorgan Global Natural Resources Fund, Select Class Shares	4,753	—	8,896	—	—	—	—
JPMorgan Global Research Enhanced Index Fund, Select Class Shares	66,386	2,232	—	—	1,233	3,649	65,094
JPMorgan High Yield Fund, Class R6 Shares	—	31,900	—	14	325	4,706	32,143
JPMorgan High Yield Fund, Select Class Shares	12,066	11,608	21,578	—	308	—	—
JPMorgan Inflation Managed Bond Fund, Class R6 Shares	—	25,855	—	—	35	2,470	24,947
JPMorgan Inflation Managed Bond Fund, Select Class Shares	25,168	161	25,820	—	162	—	—
JPMorgan International Equity Fund, Class R6 Shares	—	104,217	—	—	300	7,142	102,842
JPMorgan International Equity Fund, Select Class Shares	111,510	1,743	103,917	—	143	—	—
JPMorgan International Research Enhanced Equity Fund, Select Class Shares	138,496	8,222	—	1,236	3,386	8,510	133,951
JPMorgan International Unconstrained Equity Fund, Class R6 Shares	—	53,530	—	—	229	2,879	49,635
JPMorgan International Unconstrained Equity Fund, Select Class Shares	44,071	9,000	53,301	—	—	—	—
JPMorgan Intrepid America Fund, Class R6 Shares	—	178,563	3,700	16,722	4,062	7,938	278,794
JPMorgan Intrepid America Fund, Select Class Shares	282,867	4,700	159,123	(65)	—	—	—

DECEMBER 31, 2015	J.P. MORGAN INVESTOR FUNDS	37

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2015 (Unaudited) (continued)

		For the six months ended December 31, 2015
Affiliate	Value at June 30, 2015	Purchase Cost	Sales Proceeds	Realized Gain/(Loss)	Dividend Income	Shares at December 31, 2015	Value at December 31, 2015
Investor Growth Fund (continued)
JPMorgan Intrepid European Fund, Institutional Class Shares	$—	$76,856	$—	$—	$1,208	2,998	$72,018
JPMorgan Intrepid European Fund, Select Class Shares	73,857	1,500	75,648	—	—	—	—
JPMorgan Intrepid Growth Fund, Class R6 Shares	—	68,191	1,200	20	1,611	3,525	143,503
JPMorgan Intrepid Growth Fund, Select Class Shares	144,786	2,100	68,980	163	—	—	—
JPMorgan Intrepid Mid Cap Fund, Class R6 Shares	—	53,415	—	5,904	381	3,755	73,856
JPMorgan Intrepid Mid Cap Fund, Select Class Shares	76,863	1,181	47,130	—	81	—	—
JPMorgan Large Cap Growth Fund, Class R6 Shares	—	78,404	—	8,361	—	5,462	197,115
JPMorgan Large Cap Growth Fund, Select Class Shares	194,481	2,800	72,043	(15)	—	—	—
JPMorgan Large Cap Value Fund, Class R6 Shares	—	212,699	1,200	27,821	1,237	18,379	230,662
JPMorgan Large Cap Value Fund, Select Class Shares	238,900	3,901	186,893	(32)	601	—	—
JPMorgan Lartin America Fund, Class R6 Shares	—	14,143	—	—	176	826	8,605
JPMorgan Lartin America Fund, Select Class Shares	11,324	—	13,967	—	—	—	—
JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares	16,895	90,773	60,357	—	18	47,311	47,311
JPMorgan Market Expansion Enhanced Index Fund, Select Class Shares	140,566	26,122	—	23,344	778	13,275	135,267
JPMorgan Mid Cap Growth Fund, Class R6 Shares	—	12,261	—	843	—	608	16,862
JPMorgan Mid Cap Growth Fund, Select Class Shares	17,886	200	11,418	—	—	—	—
JPMorgan Multi-Cap Market Neutral Fund, Select Class Shares	11,402	—	1,201	52	—	1,014	10,567
JPMorgan Research Market Neutral Fund, Institutional Class Shares	—	11,006	—	—	—	731	10,937
JPMorgan Research Market Neutral Fund, Select Class Shares	12,368	—	12,206	(39)	—	—	—
JPMorgan Small Cap Value Fund, Class R6 Shares	—	40,111	1,250	2,469	280	2,487	60,882
JPMorgan Small Cap Value Fund, Select Class Shares	66,522	1,133	37,191	—	134	—	—
JPMorgan Strategic Income Opportunities Fund, Class R5 Shares	—	6,074	—	—	48	515	5,715
JPMorgan Strategic Income Opportunities Fund, Select Class Shares	5,891	67	6,026	—	66	—	—
JPMorgan Systematic Alpha Fund, Class R6 Shares	—	13,477	—	—	336	879	13,259
JPMorgan Systematic Alpha Fund, Select Class Shares	14,135	—	14,341	(26)	—	—	—
JPMorgan U.S. Dynamic Plus Fund, Select Class Shares	26,225	1,953	2,250	1,355	237	1,411	24,476
JPMorgan U.S. Equity Fund, Class R6 Shares	—	235,886	2,501	15,271	1,147	23,067	319,015
JPMorgan U.S. Equity Fund, Select Class Shares	323,001	5,982	221,789	(114)	682	—	—
JPMorgan U.S. Large Cap Core Plus Fund, Class R5 Shares	—	73,335	1,250	8,342	507	3,736	100,493
JPMorgan U.S. Large Cap Core Plus Fund, Select Class Shares	103,797	1,500	65,494	(38)	—	—	—
JPMorgan Unconstrained Debt Fund, Class R6 Shares	—	5,393	—	—	44	520	5,010
JPMorgan Unconstrained Debt Fund, Select Class Shares	5,046	38	5,349	—	38	—	—
JPMorgan Value Advantage Fund, Institutional Class Shares	—	28,807	—	387	433	1,371	38,281
JPMorgan Value Advantage Fund, Select Class Shares	39,717	600	27,986	—	—	—	—

Total	$2,522,732			$103,306	$23,565		$2,477,613

		For the six months ended December 31, 2015
Affiliate	Value at June 30, 2015	Purchase Cost	Sales Proceeds	Realized Gain/(Loss)	Dividend Income	Shares at December 31, 2015	Value at December 31, 2015
Investor Growth & Income Fund
JPMorgan Commodities Strategy Fund, Class R6 Shares	$—	$15,526	$—	$—	$—	1,126	$9,236
JPMorgan Commodities Strategy Fund, Select Class Shares	13,994	—	17,126	(873)	—	—	—
JPMorgan Core Bond Fund, Class R6 Shares	—	258,466	—	518	1,159	22,826	263,635
JPMorgan Core Bond Fund, Select Class Shares	298,881	2,235	293,589	(82)	2,234	—	—
JPMorgan Core Plus Bond Fund, Class R6 Shares	—	176,909	—	396	1,038	22,690	182,884
JPMorgan Core Plus Bond Fund, Select Class Shares	183,111	1,946	175,475	—	1,945	—	—
JPMorgan Dynamic Growth Fund, Class R5 Shares	—	38,311	1,640	680	—	1,836	49,384

38	J.P. MORGAN INVESTOR FUNDS	DECEMBER 31, 2015

		For the six months ended December 31, 2015
Affiliate	Value at June 30, 2015	Purchase Cost	Sales Proceeds	Realized Gain/(Loss)	Dividend Income	Shares at December 31, 2015	Value at December 31, 2015
Investor Growth & Income Fund (continued)
JPMorgan Dynamic Growth Fund, Select Class Shares	$48,399	$800	$37,822	$—	$—	—	$—
JPMorgan Emerging Economies Fund, Class R6 Shares	—	59,062	—	—	622	4,560	47,017
JPMorgan Emerging Economies Fund, Select Class Shares	52,496	2,300	56,940	—	—	—	—
JPMorgan Emerging Markets Debt Fund, Class R6 Shares	—	16,715	—	—	191	2,187	16,815
JPMorgan Emerging Markets Debt Fund, Select Class Shares	16,950	276	16,524	—	276	—	—
JPMorgan Emerging Markets Equity Fund, Class R6 Shares	—	55,122	—	—	523	2,501	46,862
JPMorgan Emerging Markets Equity Fund, Select Class Shares	50,815	2,400	53,099	—	—	—	—
JPMorgan Emerging Markets Local Currency Debt Fund, Class R6 Shares	—	2,284	1,807	(477)	—	—	—
JPMorgan Emerging Markets Local Currency Debt Fund, Select Class Shares	16,453	—	15,484	(5,028)	—	—	—
JPMorgan Equity Income Fund, Class R6 Shares	—	45,528	1,600	397	321	4,010	54,414
JPMorgan Equity Income Fund, Select Class Shares	54,488	2,176	44,778	—	276	—	—
JPMorgan Floating Rate Income Fund, Class R6 Shares	—	109,112	3,275	(265)	843	10,603	96,491
JPMorgan Floating Rate Income Fund, Select Class Shares	115,806	1,637	119,169	(783)	1,637	—	—
JPMorgan Global Natural Resources Fund, Class R6 Shares	—	13,188	5,078	(8,110)	—	—	—
JPMorgan Global Natural Resources Fund, Select Class Shares	6,944	—	13,188	—	—	—	—
JPMorgan Global Research Enhanced Index Fund, Select Class Shares	118,075	5,117	—	—	2,216	6,563	117,077
JPMorgan Government Bond Fund, Select Class Shares	11,055	291	—	154	138	1,045	11,088
JPMorgan High Yield Fund, Class R6 Shares	—	98,737	—	54	1,045	13,511	92,280
JPMorgan High Yield Fund, Select Class Shares	72,038	22,395	92,561	—	1,495	—	—
JPMorgan Inflation Managed Bond Fund, Class R6 Shares	—	54,373	—	—	73	5,202	52,539
JPMorgan Inflation Managed Bond Fund, Select Class Shares	59,072	374	60,300	(469)	374	—	—
JPMorgan International Equity Fund, Class R6 Shares	—	123,661	—	—	350	8,323	119,848
JPMorgan International Equity Fund, Select Class Shares	125,157	6,062	123,311	—	162	—	—
JPMorgan International Research Enhanced Equity Fund, Select Class Shares	147,399	12,557	—	1,352	3,704	9,311	146,558
JPMorgan Intrepid America Fund, Class R6 Shares	—	209,880	7,800	19,792	4,754	9,281	325,941
JPMorgan Intrepid America Fund, Select Class Shares	332,983	10,500	191,682	101	—	—	—
JPMorgan Intrepid European Fund, Institutional Class Shares	—	94,337	—	—	1,433	3,557	85,428
JPMorgan Intrepid European Fund, Select Class Shares	85,684	3,500	92,904	—	—	—	—
JPMorgan Intrepid Growth Fund, Class R6 Shares	—	53,630	800	14	1,274	2,791	113,622
JPMorgan Intrepid Growth Fund, Select Class Shares	114,267	1,900	54,356	81	—	—	—
JPMorgan Intrepid Mid Cap Fund, Class R6 Shares	—	14,897	—	2,158	139	1,373	26,998
JPMorgan Intrepid Mid Cap Fund, Select Class Shares	28,192	330	12,599	—	30	—	—
JPMorgan Large Cap Growth Fund, Class R6 Shares	—	70,304	1,640	7,514	—	4,785	172,702
JPMorgan Large Cap Growth Fund, Select Class Shares	171,992	4,800	67,478	383	—	—	—
JPMorgan Large Cap Value Fund, Class R6 Shares	—	158,962	800	22,001	978	14,534	182,400
JPMorgan Large Cap Value Fund, Select Class Shares	190,271	3,480	140,585	38	480	—	—
JPMorgan Lartin America Fund, Class R6 Shares	—	11,965	—	—	145	677	7,057
JPMorgan Lartin America Fund, Select Class Shares	9,287	—	11,820	—	—	—	—
JPMorgan Limited Duration Bond Fund, Class R6 Shares	—	14,527	—	—	29	1,448	14,432
JPMorgan Limited Duration Bond Fund, Select Class Shares	20,432	65	20,498	(20)	65	—	—
JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares	22,603	76,212	52,060	—	15	46,755	46,755
JPMorgan Market Expansion Enhanced Index Fund, Select Class Shares	126,369	23,619	—	21,018	700	11,952	121,792
JPMorgan Mid Cap Growth Fund, Class R6 Shares	—	13,652	—	1,005	—	725	20,116
JPMorgan Mid Cap Growth Fund, Select Class Shares	21,257	300	12,647	—	—	—	—
JPMorgan Multi-Cap Market Neutral Fund, Select Class Shares	50,135	—	4,600	128	—	4,529	47,193

DECEMBER 31, 2015	J.P. MORGAN INVESTOR FUNDS	39

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2015 (Unaudited) (continued)

		For the six months ended December 31, 2015
Affiliate	Value at June 30, 2015	Purchase Cost	Sales Proceeds	Realized Gain/(Loss)	Dividend Income	Shares at December 31, 2015	Value at December 31, 2015
Investor Growth & Income Fund (continued)
JPMorgan Research Market Neutral Fund, Institutional Class Shares	$—	$44,682	$—	$—	$—	2,944	$44,035
JPMorgan Research Market Neutral Fund, Select Class Shares	49,573	—	49,282	(158)	—	—	—
JPMorgan Small Cap Value Fund, Class R6 Shares	—	45,068	1,600	2,311	268	2,371	58,045
JPMorgan Small Cap Value Fund, Select Class Shares	59,054	5,324	42,265	—	124	—	—
JPMorgan Strategic Income Opportunities Fund, Class R5 Shares	—	35,937	—	—	279	3,015	33,471
JPMorgan Strategic Income Opportunities Fund, Select Class Shares	37,564	415	38,658	(177)	415	—	—
JPMorgan Systematic Alpha Fund, Class R6 Shares	—	47,010	—	—	1,171	3,064	46,208
JPMorgan Systematic Alpha Fund, Select Class Shares	46,681	—	47,439	(34)	—	—	—
JPMorgan U.S. Dynamic Plus Fund, Select Class Shares	45,923	3,459	4,500	2,312	405	2,446	42,445
JPMorgan U.S. Equity Fund, Class R6 Shares	—	238,162	6,200	15,609	1,159	23,262	321,710
JPMorgan U.S. Equity Fund, Select Class Shares	326,604	11,888	227,891	86	688	—	—
JPMorgan U.S. Large Cap Core Plus Fund, Class R5 Shares	—	96,824	1,600	10,878	668	4,919	132,312
JPMorgan U.S. Large Cap Core Plus Fund, Select Class Shares	137,761	2,300	88,088	21	—	—	—
JPMorgan Unconstrained Debt Fund, Class R6 Shares	—	15,112	—	—	125	1,458	14,058
JPMorgan Unconstrained Debt Fund, Select Class Shares	14,160	106	14,987	—	107	—	—
JPMorgan Value Advantage Fund, Institutional Class Shares	—	36,931	—	504	565	1,785	49,862
JPMorgan Value Advantage Fund, Select Class Shares	50,575	1,800	35,862	—	—	—	—

Total	$3,332,500			$93,029	$36,638		$3,212,710

C. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Distributions of net investment income and realized capital gains from the Underlying Funds are recorded on the ex-dividend date.

D. Allocation of Income and Expenses — Expenses directly attributable to a fund are charged directly to that fund, while the expenses attributable to more than one fund of the Trust are allocated among the respective funds. In calculating the NAV of each class, investment income, realized and unrealized gains and losses and expenses, other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

Transfer agent fees and sub-transfer agent fees are class-specific expenses. The amount of the transfer agent fees and sub-transfer agent fees charged to each class of the Funds for the six months ended December 31, 2015 are as follows (amounts in thousands):

	Class A	Class C	Select Class	Total
Investor Balanced Fund
Transfer agent fees	$180	$23	$7	$210
Sub-transfer agent fees	632	188	19	839
Investor Conservative Growth Fund
Transfer agent fees	95	21	7	123
Sub-transfer agent fees	376	247	9	632
Investor Growth Fund
Transfer agent fees	278	17	11	306
Sub-transfer agent fees	464	71	9	544
Investor Growth & Income Fund
Transfer agent fees	225	16	5	246
Sub-transfer agent fees	483	85	13	581

The Funds invest in other J.P. Morgan Funds and, as a result, bear a portion of the expenses incurred by the Underlying Funds. These expenses are not reflected in the expenses shown on the Statements of Operations and are not included in the ratios to average net assets shown on the Financial Highlights. Certain expenses of Underlying Funds are waived as described in Note 3.F.

E. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal

40	J.P. MORGAN INVESTOR FUNDS	DECEMBER 31, 2015

income tax is necessary. Management has reviewed the Funds’ tax positions for all open tax years and has determined that as of December 31, 2015, no liability for income tax is required in the Funds’ financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each of the Funds’ Federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

F. Distributions to Shareholders — Distributions from net investment income are generally declared and paid quarterly, except for distributions from the Investor Conservative Growth Fund, for which distributions are generally declared and paid monthly. Distributions are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, the Adviser supervises the investments of each Fund and for such services is paid a fee. The fee is accrued daily and paid monthly at an annual rate of 0.05% of each Fund’s average daily net assets.

The Adviser waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator, an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.10% of the first $500 million of the average daily net assets, 0.075% of the average daily net assets between $500 million and $1 billion of such funds and 0.05% of the average daily net assets in excess of $1 billion of such funds. For the six months ended December 31, 2015, the effective annualized rate was 0.06% of each Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

The Administrator waived Administration fees as outlined in Note 3.F.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Funds’ sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of each Fund’s shares.

The Board has adopted a Distribution Plan (the “Distribution Plan”) for Class A and Class C Shares of the Funds in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to the Distributor, at annual rates of the average daily net assets as shown in the table below:

Class A	Class C
0.25%	0.75%

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the six months ended December 31, 2015, the Distributor retained the following amounts (in thousands):

	Front-End Sales Charge	CDSC
Investor Balanced Fund	$816	$1
Investor Conservative Growth Fund	430	2
Investor Growth Fund	442	—	(a)
Investor Growth & Income Fund	314	—	(a)

(a)	Amount rounds to less than $1,000.

D. Shareholder Servicing Fees — The Trust, on behalf of the Funds, has entered into a Shareholder Servicing Agreement with the Distributor under which the Distributor provides certain support services to the shareholders. For performing these services, the Distributor receives a fee that is accrued daily and paid monthly at an annual rate of 0.25% of the Funds’ average daily net assets.

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Funds. For these services, the Funds pay JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees on the Statements of

DECEMBER 31, 2015	J.P. MORGAN INVESTOR FUNDS	41

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2015 (Unaudited) (continued)

Operations. Payments to the custodian may be reduced by credits earned by each Fund, based on uninvested cash balances held by the custodian. Such earnings credits, if any, are presented separately on the Statements of Operations.

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Statements of Operations.

F. Waivers and Reimbursements — The Adviser, Administrator and/or Distributor have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation and extraordinary expenses) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A	Class C	Select Class
Investor Balanced Fund*	0.52%	1.10%	0.27%
Investor Conservative Growth Fund*	0.52	1.10	0.27
Investor Growth Fund*	0.52	1.10	0.27
Investor Growth & Income Fund*	0.52	1.10	0.27

*	Prior to November 1, 2015, the contractual expense limitations for the Funds were 0.39%, 1.14% and 0.14% for Class A, Class C and Select Class Shares, respectively.

The contractual expense limitation percentages are in place until at least October 31, 2016.

The Underlying Funds may impose separate advisory and shareholder servicing fees. To avoid charging a shareholder servicing fee at an effective rate above 0.25% of the Funds’ net assets, the Funds’ Distributor may waive shareholder servicing fees with respect to the Funds in an amount equal to the weighted average pro-rata amount of shareholder servicing fees charged by the Underlying Funds. This waiver may be in addition to any waivers required to meet the Funds’ contractual expense limitations, but will not exceed the Funds’ shareholder servicing fees.

For the six months ended December 31, 2015, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expect the Funds to repay any such waived fees and reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory	Administration	Shareholder Servicing	Total
Investor Balanced Fund	$1,058	$1,138	$3,464	$5,660
Investor Conservative Growth Fund	895	967	2,051	3,913
Investor Growth Fund	583	609	2,026	3,218
Investor Growth & Income Fund	687	747	2,381	3,815

Additionally, the Funds may invest in one or more money market funds advised by the Adviser or its affiliates (affiliated money market funds). Effective November 1, 2015, the Adviser, Administrator and/or Distributor, as shareholder servicing agent, have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market fund on the applicable Funds’ investment in such affiliated money market fund. Prior to November 1, 2015, a portion of the waiver was voluntary.

Voluntary Waivers
Shareholder Servicing
Investor Balanced Fund	$1,439
Investor Conservative Growth Fund	1,540
Investor Growth Fund	353
Investor Growth & Income Fund	628

G. Other — Certain officers of the Trust are affiliated with the Adviser, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board appointed a Chief Compliance Officer to the Funds in accordance with Federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the Statements of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

42	J.P. MORGAN INVESTOR FUNDS	DECEMBER 31, 2015

4. Investment Transactions

During the six months ended December 31, 2015, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
Investor Balanced Fund	$505,781	$203,507
Investor Conservative Growth Fund	268,980	274,602
Investor Growth Fund	213,149	65,243
Investor Growth & Income Fund	245,213	153,340

During the six months ended December 31, 2015, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of investment securities held at December 31, 2015 were as follows (amounts in thousands):

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Investor Balanced Fund	$4,965,883	$664,412	$129,581	$534,831
Investor Conservative Growth Fund	4,033,963	370,957	90,576	280,381
Investor Growth Fund	2,006,956	522,666	52,009	470,657
Investor Growth & Income Fund	2,740,191	553,291	80,772	472,519

At June 30, 2015, the Funds did not have any net capital loss carryforwards.

6. Borrowings

The Funds rely upon an exemptive order granted by the Securities and Exchange Commission (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Funds because the Funds and the series of JPMorgan Trust II are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 7, 2016.

The Funds had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at December 31, 2015, or at any time during the six months then ended.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

DECEMBER 31, 2015	J.P. MORGAN INVESTOR FUNDS	43

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2015 (Unaudited) (continued)

As of December 31, 2015, an affiliate of the Adviser had investment discretion with respect to its clients’ holdings in the Funds, which collectively represent the following percentage of each Fund’s net assets:

% of the Fund
Investor Balanced Fund	80.5%
Investor Conservative Growth Fund	87.8
Investor Growth Fund	65.5
Investor Growth & Income Fund	73.5

Significant shareholder transactions by these shareholders may impact the Funds’ performance.

As of December 31, 2015, the Funds owned in the aggregate, shares representing more than 10% of the net assets of the following Underlying Funds:

% of Net Assets
JPMorgan Multi-Cap Market Neutral Fund	90.2%
JPMorgan Large Cap Value Fund	81.4
JPMorgan International Research Enhanced Equity Fund	77.5
JPMorgan Systematic Alpha Fund	74.9
JPMorgan Latin America Fund	68.4
JPMorgan International Unconstrained Equity Fund	65.2
JPMorgan Dynamic Growth Fund	65.1
JPMorgan Commodities Strategy Fund	56.4
JPMorgan Intrepid Growth Fund	53.5
JPMorgan U.S. Dynamic Plus Fund	49.6
JPMorgan Market Expansion Enhanced Index Fund	46.7
JPMorgan Limited Duration Bond Fund	42.9
JPMorgan Research Market Neutral Fund	39.2
JPMorgan Intrepid America Fund	31.5
JPMorgan Intrepid European Fund	29.8
JPMorgan Core Plus Bond Fund	27.6
JPMorgan Intrepid Mid Cap Fund	25.8
JPMorgan Floating Rate Income Fund	21.2
JPMorgan Inflation Managed Bond Fund	19.3
JPMorgan Emerging Economies Fund	16.6
JPMorgan International Equity Fund	13.0
JPMorgan Small Cap Value Fund	11.2
JPMorgan U.S. Equity Fund	10.1
JPMorgan Emerging Markets Debt Fund	10.1

Because of the Funds’ investments in Underlying Funds, the Funds indirectly pay a portion of the expenses incurred by the Underlying Funds. As a result, the cost of investing in the Funds may be higher than the cost of investing in a mutual fund that invests directly in individual securities and financial instruments. The Funds are also subject to certain risks related to the Underlying Funds’ investments in securities and financial instruments such as fixed income securities, including high yield, asset-backed and mortgage-related securities, equity securities, foreign and emerging markets securities, commodities and real estate securities. These securities are subject to risks specific to their structure, sector or market.

In addition, the Underlying Funds may use derivative instruments in connection with their individual investment strategies including futures, forward foreign currency exchange contracts, options, swaps and other derivatives, which are also subject to specific risks related to their structure, sector or market and may be riskier than investments in other types of securities. Specific risks and concentrations present in the Underlying Funds are disclosed within their individual financial statements and registration statements, as appropriate.

44	J.P. MORGAN INVESTOR FUNDS	DECEMBER 31, 2015

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds (not including expenses of the Underlying Funds) and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, July 1, 2015 and continued to hold your shares at the end of the reporting period, December 31, 2015.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees, and expenses of the Underlying Funds. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value July 1, 2015	Ending Account Value December 31, 2015	Expenses Paid During the Period*	Annualized Expense Ratio
Investor Balanced Fund
Class A
Actual	$1,000.00	$977.50	$2.04	0.41%
Hypothetical	1,000.00	1,023.08	2.08	0.41
Class C
Actual	1,000.00	974.70	4.62	0.93
Hypothetical	1,000.00	1,020.46	4.72	0.93
Select Class
Actual	1,000.00	978.90	0.70	0.14
Hypothetical	1,000.00	1,024.43	0.71	0.14

Investor Conservative Growth Fund
Class A
Actual	1,000.00	983.00	2.04	0.41
Hypothetical	1,000.00	1,023.08	2.08	0.41
Class C
Actual	1,000.00	980.30	4.63	0.93
Hypothetical	1,000.00	1,020.46	4.72	0.93
Select Class
Actual	1,000.00	984.40	0.75	0.15
Hypothetical	1,000.00	1,024.38	0.76	0.15

DECEMBER 31, 2015	J.P. MORGAN INVESTOR FUNDS	45

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value July 1, 2015	Ending Account Value December 31, 2015	Expenses Paid During the Period*	Annualized Expense Ratio
Investor Growth Fund
Class A
Actual	$1,000.00	$964.00	$2.12	0.43%
Hypothetical	1,000.00	1,022.97	2.19	0.43
Class C
Actual	1,000.00	961.80	4.68	0.95
Hypothetical	1,000.00	1,020.36	4.82	0.95
Select Class
Actual	1,000.00	965.50	0.69	0.14
Hypothetical	1,000.00	1,024.43	0.71	0.14

Investor Growth & Income Fund
Class A
Actual	1,000.00	971.30	2.03	0.41
Hypothetical	1,000.00	1,023.08	2.08	0.41
Class C
Actual	1,000.00	968.10	4.65	0.94
Hypothetical	1,000.00	1,020.41	4.77	0.94
Select Class
Actual	1,000.00	972.30	0.69	0.14
Hypothetical	1,000.00	1,024.43	0.71	0.14

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

46	J.P. MORGAN INVESTOR FUNDS	DECEMBER 31, 2015

TAX LETTER

(Unaudited)

Certain tax information for the J.P. Morgan Funds is required to be provided to shareholders based upon the Funds’ income and distributions for the taxable year ended June 30, 2015. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2015. The information necessary to complete your income tax returns for the calendar year ending December 31, 2015 will be provided under separate cover.

Foreign Source Income and Foreign Tax Credit Pass Through

For the fiscal year ended June 30, 2015, the Funds elected to pass through to shareholders taxes paid to foreign countries. Gross income and foreign tax expenses were as follows or amounts as finally determined (amounts in thousands):

	Total Foreign Source Income	Total Foreign Tax Credit
Investor Balanced Fund	$10,995	$1,257
Investor Conservative Growth Fund	6,382	741
Investor Growth Fund	7,862	840
Investor Growth & Income Fund	10,181	1,079

DECEMBER 31, 2015	J.P. MORGAN INVESTOR FUNDS	47

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited)

The Board of Trustees has established various standing committees composed of Trustees with diverse backgrounds, to which the Board of Trustees has assigned specific subject matter responsibilities to further enhance the effectiveness of the Board’s oversight and decision making. The Board of Trustees and its investment committees (money market and alternative products, equity, and fixed income) meet regularly throughout the year and consider factors that are relevant to their annual consideration of investment advisory agreements at each meeting. They also meet for the specific purpose of considering investment advisory agreement annual renewals. The Board of Trustees held meetings in person in June and August 2015, at which the Trustees considered the continuation of the investment advisory agreement for each of the Funds whose semi-annual report is contained herein (each an “Advisory Agreement” and collectively, the “Advisory Agreements”). At the June meeting, the Board’s investment committees met to review and consider performance, expense and related information concerning the Funds and the underlying J.P. Morgan Funds in which each of the Funds invests (the “Underlying Funds”). Each investment committee reported to the full Board, which then considered the investment committee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreements or any of their affiliates, approved the continuation of each Advisory Agreement on August 19, 2015.

As part of their review of the Advisory Agreements, the Trustees considered and reviewed performance and other information about the Funds and Underlying Funds received from the Adviser. This information includes the Funds’ and Underlying Funds’ performance as compared to the performance of the Funds’ and Underlying Funds’ peers and benchmarks and analyses by the Adviser of the Funds’ and the Underlying Funds’ performance. In addition, the Trustees have engaged an independent management consulting firm (“independent consultant”) to report on the performance of certain J.P. Morgan Funds at each of the Trustees’ regular meetings. The Adviser also periodically provides comparative information regarding the Funds’ and Underlying Funds’ expense ratios and those of their peer groups. In addition, in preparation for the June and August meetings, the Trustees requested, received and evaluated extensive materials from the Adviser, including, with respect to the Funds and/or Underlying Funds, performance and expense information compiled by Lipper Inc. (“Lipper”), an independent provider of investment company data. The Trustees’ independent consultant also provided additional analyses of the performance of the Funds in connection with the Trustees’ review of the Advisory Agreements. Before voting on the proposed Advisory Agreements, the Trustees reviewed the proposed Advisory Agreements with representatives of the Adviser, counsel to the Trust and independent legal counsel and received a memorandum from independent legal counsel to the Trustees discussing the legal standards for their consideration of the proposed Advisory Agreements. The Trustees also discussed the proposed Advisory Agreements in executive sessions with independent legal counsel at which no representatives of the Adviser were present. Set forth below is a summary of the material factors evaluated by the Trustees in determining whether to approve each Advisory Agreement.

The Trustees considered information provided with respect to the Funds and Underlying Funds over the course of the year. Each Trustee attributed different weights to the various factors and no factor alone was considered determinative. From year to year, the Trustees consider and place emphasis on relevant information in light of changing circumstances in market and economic conditions. The Trustees determined that the compensation to be received by the Adviser from each Fund under the applicable Advisory Agreement was fair and reasonable and that the continuance of the Advisory Agreements was in the best interests of each Fund and its shareholders.

The factors summarized below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Adviser

The Trustees received and considered information regarding the nature, extent and quality of the services provided to each Fund under the Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Adviser’s senior management and the expertise of, and the amount of attention given to each Fund by, investment personnel of the Adviser. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of each Fund and the infrastructure supporting the team. The Trustees also considered information provided by the Adviser and JPMorgan Distribution Services, Inc. (“JPMDS”) about the structure and distribution strategy of each Fund. The Trustees also reviewed information relating to the Adviser’s risk governance model and reports showing the Adviser’s compliance structure and ongoing compliance processes. The Trustees also considered the quality of the administrative services provided by JPMorgan Funds Management, Inc. (“JPMFM”), an affiliate of the Adviser.

The Trustees also considered their knowledge of the nature and quality of the services provided by the Adviser and its affiliates to the Funds and Underlying Funds gained from their experience as Trustees of the J.P. Morgan Funds. In addition, they considered the overall reputation and capabilities of the Adviser and its affiliates, the commitment of the Adviser to provide high quality service to the Funds and Underlying Funds,

48	J.P. MORGAN INVESTOR FUNDS	DECEMBER 31, 2015

their overall confidence in the Adviser’s integrity and the Adviser’s responsiveness to questions or concerns raised by them, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to each Fund and Underlying Fund.

Based upon these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Funds by the Adviser.

Costs of Services Provided and Profitability to the Adviser and its Affiliates

The Trustees received and considered information regarding the profitability to the Adviser and its affiliates in providing services to the Funds and Underlying Funds. The Trustees reviewed and discussed this data. The Trustees recognized that this data is not audited and represents the Adviser’s determination of its and its affiliates’ revenues from the contractual services provided to the Funds and Underlying Funds, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Adviser. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based on their review, the Trustees concluded that the profitability to the Adviser under each of the Advisory Agreements was not unreasonable in light of the services and benefits provided to each Fund and Underlying Fund.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fallout” or ancillary benefits received by the Adviser and its affiliates as a result of their relationship with the Funds including the benefits received by the Adviser and its affiliates in connection with the Funds’ investments in the Underlying Funds. The Trustees also reviewed the Adviser’s allocation of fund brokerage for the J.P. Morgan Funds complex, including allocations to brokers who provide research to the Adviser.

The Trustees also considered that JPMFM and JPMDS, affiliates of the Adviser, earn fees from the Funds and/or Underlying Funds for providing administrative and shareholder services. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Funds’ distributor and that these fees are in turn generally paid to financial intermediaries that sell the Funds, including financial intermediaries that are affiliates of the Adviser. The Trustees also considered the fees paid to JPMorgan Chase Bank, N.A. (“JPMCB”) for custody and fund accounting and other related services.

Economies of Scale

The Trustees considered the extent to which the Funds may benefit from economies of scale. The Trustees considered that there may not be a direct relationship between economies of scale realized by the Funds and those realized by the Adviser as assets increase. The Trustees noted that the proposed investment advisory fee schedule for each Fund does not contain breakpoints, but that the fees remain competitive with peer funds. The Trustees also considered that the Adviser has implemented fee waivers and expense limitations (“Fee Caps”) which allow each Fund’s shareholders to share potential economies of scale from a Fund’s inception. The Trustees also considered that the Adviser has shared economies of scale by adding or enhancing services to the Funds over time, noting the Adviser’s substantial investments in its business in support of the Funds, including investments in trading systems and technology (including cybersecurity improvements), retention of key talent, additions to analyst and portfolio management teams, and regulatory support enhancements. The Trustees also considered whether it would be appropriate to add advisory fee breakpoints and the Trustees concluded that the current fee structure was reasonable in light of the Fee Caps that the Adviser has in place that serve to limit the overall net expense ratios of each Fund at competitive levels. The Trustees concluded that the Funds’ shareholders received the benefits of potential economies of scale through the Fee Caps and the Adviser’s reinvestment in its operations to serve the Funds and their shareholders.

Independent Written Evaluation of the Funds’ Senior Officer

The Trustees noted that, upon their direction, the Senior Officer for the Funds had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. In determining whether to continue the Advisory Agreements, the Trustees considered the Senior Officer’s report.

Fees Relative to Adviser’s Other Clients

The Trustees received and considered information about the nature and extent of investment advisory services and fee rates offered to other clients of the Adviser, including institutional separate accounts and/or funds sub-advised by the Adviser, and for investment management styles substantially similar to that of each Fund. The Trustees considered the complexity of investment management for registered mutual funds relative to the Adviser’s other clients and noted differences in the regulatory, legal and other risks and responsibilities of providing

DECEMBER 31, 2015	J.P. MORGAN INVESTOR FUNDS	49

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited) (continued)

services to the different clients. The Trustees considered that serving as an adviser to a registered mutual fund involves greater responsibilities and risks than acting as a sub-adviser and observed that sub-advisory fees may be lower than those charged by the Adviser to each Fund. The Trustees also noted that the adviser, not the mutual fund, pays the sub-advisory fee and that many responsibilities related to the advisory function are retained by the primary adviser. The Trustees concluded that the fee rates charged to each Fund in comparison to those charged to the Adviser’s other clients were reasonable.

Investment Performance

The Trustees received and considered absolute and/or relative performance for the Funds in a report prepared by Lipper. The Trustees considered the total return performance information, which included the ranking of the Funds within a performance universe made up of funds with the same Lipper investment classification and objective (the “Universe Group”) by total return for applicable one-, three- and five-year periods. The Trustees reviewed a description of Lipper’s methodology for selecting mutual funds in each Fund’s Universe Group. The Lipper materials provided to the Trustees highlighted information with respect to certain representative classes to assist the Trustees in their review. As part of this review, the Trustees also reviewed each Fund’s performance against its benchmark and considered the performance information provided for the Funds at regular Board meetings by the Adviser and the Trustees’ independent consultant and also considered the special analysis prepared by the Trustees’ independent consultant. The Lipper performance data noted by the Trustees as part of their review and the determinations made by the Trustees with respect to each Fund’s performance for certain representative classes are summarized below:

The Trustees noted that the Investor Balanced Fund’s performance was in the second, second, and third quintiles for both Class A and Select Class shares for the one-, three-, and five-year periods ended December 31, 2014, respectively, and that the Trustees’ independent consultant indicated that the Fund’s overall performance needed enhancement. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and, based upon this discussion, the Adviser’s and/or independent consultant’s analysis, and various other factors, concluded that the Fund’s performance was reasonable.

The Trustees noted that the Investor Conservative Growth Fund’s performance was in the second, second and third quintiles for both Class A and Select Class shares for the one-, three-, and five-year periods ended December 31, 2014, respectively, and that the Trustees’ independent consultant indicated that the Fund’s overall performance was satisfactory. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and, based upon this discussion and various other factors, concluded that the performance was reasonable.

The Trustees noted that the Investor Growth Fund’s performance was in the first quintile for both Class A and Select Class shares for each of the one-, three-, and five-year periods ended December 31, 2014, respectively, and that the Trustees’ independent consultant indicated that the Fund’s overall performance needed enhancement. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and, based upon this discussion, the Adviser’s and/or independent consultant’s analysis, and various other factors, concluded that the Fund’s performance was reasonable.

The Trustees noted that the Investor Growth & Income Fund’s performance was in the third quintile for Class A shares for each of the one-, three-, and five-year periods ended December 31, 2014, and in the second, second and third quintiles for Select Class shares for the one-, three-, and five-year periods ended December 31, 2014, respectively, and that the Trustees’ independent consultant indicated that the Fund’s overall performance was attractive. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and, based upon this discussion and various other factors, concluded that the performance was reasonable.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate paid by each Fund to the Adviser and compared that rate to the information prepared by Lipper concerning management fee rates paid by other funds in the same Lipper category as each Fund. The Trustees recognized that Lipper reported each Fund’s management fee rate as the combined contractual advisory fee and the administration fee rates. The Trustees also reviewed information about other expenses and the expense ratios for each Fund. The Trustees considered the fee waiver and/or expense reimbursement arrangements currently in place for each Fund and considered the net advisory fee rate after taking into account any waivers and/or reimbursements. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Trustees’ determinations as a result of the review of each Fund’s advisory fees and expense ratios for certain representative classes are summarized below:

The Trustees noted that the Investor Balanced Fund’s net advisory fee for both Class A and Select Class shares was in the first quintile, and that the actual total expenses for both Class A and Select Class shares were in the second quintile, of the Universe Group. After considering the factors identified above, in light of the information, the Trustees concluded that the advisory fee was reasonable and that such fees would be for services provided in addition to, rather than duplicative of, services

50	J.P. MORGAN INVESTOR FUNDS	DECEMBER 31, 2015

provided under the advisory contract of the Underlying Funds in which the Fund invests.

The Trustees noted that the Investor Conservative Growth Fund’s net advisory fee for both Class A and Select Class shares was in the first quintile, and that the actual total expenses for Class A and Select Class shares were in the third and second quintiles, respectively, of the Universe Group. After considering the factors identified above, in light of the information, the Trustees concluded that the advisory fees were reasonable and that such fees would be for services provided in addition to, rather than duplicative of, services provided under the advisory contract of the Underlying Funds in which the Fund invests.

The Trustees noted that the Investor Growth Fund’s net advisory fee for Class A and Select Class shares was in the second and first quintiles, and that the actual total expenses for Class A and Select Class shares were in the second and first quintiles, of the Universe Group, respectively. After considering the factors identified above, in light of the information, the Trustees concluded that the advisory fee was reasonable and that such fees would be for services provided in addition to, rather than duplicative of, services provided under the advisory contract of the Underlying Funds in which the Fund invests.

The Trustees noted that the Investor Growth & Income Fund’s net advisory fee for both Class A and Select Class shares was in the first quintile, and that the actual total expenses for Class A and Select Class shares were in the third and second quintiles, respectively, of the Universe Group. After considering the factors identified above, in light of the information, the Trustees concluded that the advisory fees were reasonable and that such fees would be for services provided in addition to, rather than duplicative of, services provided under the advisory contract of the Underlying Funds in which the Fund invests.

DECEMBER 31, 2015	J.P. MORGAN INVESTOR FUNDS	51

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Funds’ website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Adviser. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management business of JPMorgan Chase & Co. Those businesses include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase & Co., 2016. All rights reserved. December 2015.	SAN-INV-1215

Semi-Annual Report

J.P. Morgan Intrepid Funds

December 31, 2015 (Unaudited)

JPMorgan Intrepid Advantage Fund

JPMorgan Intrepid America Fund

JPMorgan Intrepid Growth Fund

JPMorgan Intrepid Mid Cap Fund

JPMorgan Intrepid Value Fund

Investments in a Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectus for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at 1–800–480–4111 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

January 29, 2016 (Unaudited)

The past six months have cemented key divergences between the U.S. and the rest of the world and between developed market economies and emerging market economies. In the face of slowing economic growth in China and a tentative economic recovery in Europe, U.S. employment and consumer spending were strong enough to persuade the U.S. Federal Reserve (the “Fed”) to raise interest rates in December for the first time in a decade.

“Investors may take comfort from a relatively healthy U.S. economy and the stated determination of central banks in China, the European Union and elsewhere to support both economic growth and financial markets.”

While U.S. equity and bond markets posted small positive returns for the six month period, the broader U.S. economy continued to strengthen. Unemployment dropped to 5.0% and remained there for the final three months of 2015, the lowest levels since April 2008. Thanks to cheap gasoline, easy credit and overall economic improvement, the U.S. auto industry continued to show strong sales growth through the second half of 2015, on pace for an all-time high of 17.5 million vehicles for the full year. While U.S. wage growth had averaged 2% throughout most of the post financial crisis recovery, U.S. wages rose 2.5% from one year earlier in both October and December 2015.

While the Fed determined the domestic economy was healthy enough to move toward normalized interest rate policy, U.S. gross domestic product fluctuated throughout 2015 and slowed to 2.0% in the July-September period and an estimated 0.7% in the October-December period. It became apparent during the second half of 2015, that economic weakness in both developed and emerging markets was a significant drag on U.S. growth. Furthermore, the strength of the U.S. dollar against other currencies — particularly those of emerging market exporting nations — put U.S. exports at a comparative disadvantage.

Against this backdrop, demand for oil and most other commodities decreased. Prices for energy, metals, foods and precious metals were trading at levels not seen since the 1990s. While an oversupply of petroleum and natural gas hurt global energy prices, slowing economic growth in China and the nation’s transition away from a decade-long construction boom reduced demand for a range of other basic materials. The consequences of China’s shrinking appetite for raw materials are sobering: In 2014, the latest available full year of data, China consumed an estimated 60% of the world’s iron ore, 50% of its copper, 48% of its aluminum, 47% of its zinc, 45% of its nickel and 12% of its crude oil.

China’s slowing economy and the accompanying financial market turmoil held investors’ attention for most of the second half of 2015. After posting year-to-date gains that reached 30% in the first half of the year, Chinese equity prices began to fall in June. While Chinese authorities undertook a range of actions to bolster economic growth and stabilize financial markets — including a 2% devaluation of the yuan — the “Black Monday” sell-off that originated in the Shanghai and Shenzhen markets on August 24th dragged the Standard & Poor’s 500 Index (S&P 500) down 3.9% for the day.

U.S. equity prices remained subdued through September and finally rebounded in October and the S&P 500 posted its best monthly performance since October 2011. Overall, U.S. equities markets in the second half of 2015 were marked by large gains in a few stocks — particularly those of large cap technology companies — while a large number of stocks underperformed and the median stock was flat for the year. Notably, U.S mergers and acquisitions activity in 2015 had surpassed previous records by November and in December the U.S. bull market for equities reached 82 consecutive months. For the six months ended December 31, 2015, the S&P 500 returned 0.15% and closed 4.08% below its all-time high, reached on May 21, 2015.

Investors endured a sharp increase in financial market volatility over the past six months. Selling in China’s financial markets, struggling commodities prices and uncertainty about global economic growth all fueled market gyrations. However, the Fed removed a key uncertainty in December when it lifted interest rates. Investors may take comfort from a relatively healthy U.S. economy and the stated determination of central banks in China, the European Union and elsewhere to support both economic growth and financial markets. However, increased market volatility and the divergent performance of developed and emerging market economies may be best managed through a properly diversified portfolio and a patient approach to investing.

On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued support. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Global Funds Management,

J.P. Morgan Asset Management

DECEMBER 31, 2015	J.P. MORGAN INTREPID FUNDS	1

JPMorgan Intrepid Funds

MARKET OVERVIEW

SIX MONTHS ENDED DECEMBER 31, 2015 (Unaudited)

U.S. equities financial markets provided slim returns for the second half of 2015. Global weakness in commodities prices, slowing economic growth in China, anxiety over U.S. interest rate policy and slowing growth in corporate earnings combined to put pressure on equity prices during the summer months.

In mid-August, Chinese authorities devalued the yuan by 2% amid declines in the Shanghai and Shenzhen equity markets. A global sell-off followed on August 24, 2015, dragging down the Standard & Poor’s 500 Index (S&P 500) by 3.9% for the day.

However, U.S. equity markets rebounded in October as China’s central bank undertook further actions to bolster domestic financial markets and the U.S. Federal Reserve held interest rates at historically low levels. The S&P 500 turned in its best one-month performance since October 2011.

In general, the U.S. equities market for the six month reporting period was marked by large gains in a few select stocks, especially technology sector stocks, while most other stocks ended the period lower or essentially flat. The energy, materials and industrials sectors underperformed the broader market, while the consumer discretionary, consumer staples and health care sectors outperformed the broader market. For the six months ended December 31, 2015, the S&P 500 returned 0.15%.

Intrepid Investment Philosophy and Process

The JPMorgan Behavioral Finance Team employs a philosophy that is rooted in behavioral finance, a field of study that emphasizes the importance of human psychology in financial markets. Behavioral finance examines how investor behavior can be affected by emotional biases and reactions. The field theorizes that inefficiencies arise in the stock market because investors are consistently irrational in making many investment decisions.

The Team aims to capitalize on these market inefficiencies by targeting attractively valued stocks of companies that it believes have positive momentum characteristics, and looks to sell these stocks when they no longer exhibit these criteria. A disciplined quantitative ranking methodology is utilized to identify attractive stocks in each sector, a process that is combined with qualitative research and value-added trading.

During the reporting period, the Funds were managed and positioned in accordance with this investment philosophy and process.

2	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2015

JPMorgan Intrepid Advantage Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2015 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	-0.99%
Russell 3000 Index	-1.43%

Net Assets as of 12/31/2015 (In Thousands)	$20,935

INVESTMENT OBJECTIVE**

The JPMorgan Intrepid Advantage Fund (the “Fund”) seeks to provide long-term capital appreciation.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Select Class Shares outperformed the Russell 3000 Index (the “Benchmark”) for the six months ended December 31, 2015. The Fund’s security selection in the industrials and energy sectors was a leading contributor to performance relative to the Benchmark. The Fund’s security selection in the financials and consumer discretionary sectors was a leading detractor from relative performance.

Leading individual contributors to relative performance included the Fund’s overweight positions in Microsoft Corp., Northrop Corp. and Tyson Foods Inc. Shares of Microsoft, a provider of software and services, rose on growth in its Azure cloud computing platform as investors sought large cap stocks amid market volatility. Shares of Northrop, an aerospace and electronics company, rose on strong growth in earnings and dividends. Shares of Tyson Foods, a meat processing company, rose amid industry consolidation and better-than-expected sales.

Leading individual detractors from relative performance included the Fund’s underweight position in Amazon.com Inc. and its overweight positions in Apple Inc. and Devon Energy Corp. Shares of Amazon.com, an online retailer not held in the Fund, rose on continued expansion of its business and an increase in 2015 online holiday season sales. Shares of Apple, a maker of computers and mobile devices, fell on weakness in iPhone sales and analysts’ expectation for declining revenue and earnings. Shares of Devon Energy, an oil and natural gas producer, fell amid continued weakness in global energy prices.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Apple, Inc.	4.8%
2.	Microsoft Corp.	4.7
3.	Northrop Grumman Corp.	3.1
4.	Wells Fargo & Co.	2.7
5.	Gilead Sciences, Inc.	2.6
6.	Citigroup, Inc.	2.6
7.	Cigna Corp.	2.3
8.	Home Depot, Inc. (The)	2.3
9.	Wal-Mart Stores, Inc.	1.8
10.	Tyson Foods, Inc., Class A	1.8

PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	24.1%
Health Care	17.2
Financials	15.1
Consumer Staples	12.3
Consumer Discretionary	9.2
Industrials	8.2
Energy	5.6
Utilities	2.8
Telecommunication Services	1.8
Materials	1.4
Short-Term Investment	2.3

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of December 31, 2015. The Fund’s portfolio composition is subject to change.

DECEMBER 31, 2015	J.P. MORGAN INTREPID FUNDS	3

JPMorgan Intrepid Advantage Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2015 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2015
	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR

CLASS A SHARES	February 19, 2005
Without Sales Charge		(1.11)%	0.25%	12.72%	6.39%
With Sales Charge**		(6.29)	(5.02)	11.51	5.82
CLASS C SHARES	February 19, 2005
Without CDSC		(1.36)	(0.25)	12.16	5.86
With CDSC***		(2.36)	(1.25)	12.16	5.86
SELECT CLASS SHARES	February 28, 2003	(0.99)	0.48	13.00	6.66

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/05 TO 12/31/15)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Intrepid Advantage Fund, the Russell 3000 Index and the Lipper Multi-Cap Core Funds Index from December 31, 2005 to December 31, 2015. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell 3000 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Multi-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell 3000 Index is an unmanaged index which measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. The Lipper Multi-Cap Core Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Effective April 10, 2006, the Fund changed its investment policies. Although past performance is not necessarily an indication of how the Fund will perform in the future, in view of these changes, the Fund’s performance record prior to this date might be less relevant for investors considering whether to purchase shares of the Fund.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2015

JPMorgan Intrepid America Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2015 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	-1.38%
S&P 500 Index	0.15%

Net Assets as of 12/31/2015 (In Thousands)	$3,727,656

INVESTMENT OBJECTIVE**

The JPMorgan Intrepid America Fund (the “Fund”) seeks to provide long-term capital growth.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Select Class Shares underperformed the Standard & Poor’s 500 Index (the “Benchmark”) for the six months ended December 31, 2015. The Fund’s security selection in the consumer discretionary and consumer staples sectors was a leading detractor from performance relative to the Benchmark, while the Fund’s security selection in the industrials and energy sectors was a leading contributor to relative performance.

Leading individual detractors from the Fund’s relative performance included its underweight positions in Alphabet Inc. and Amazon.com Inc. and its overweight position in Archer Daniels Midland Co. Shares of Alphabet, the parent company of Google and its subsidiaries and affiliates, rose on continued growth in Google advertising revenue and investors’ desire for defensive large cap stocks amid market volatility. Shares of Amazon.com, an online retailer not held in the Fund, rose on continued expansion of its business and an increase in 2015 online holiday season sales. Shares of Archer Daniels, an agricultural products processor, fell sharply on continued weakness in global commodities prices.

Leading individual contributors to the Fund’s relative performance included its overweight positions in Northrop Corp., Activision Blizzard Inc. and Kroger Co. Shares of Northrop, an aerospace and electronics company, rose on strong prospects for growth. Shares of Activision, a developer of video games not held in the Benchmark, rose on strong product sales and investor expectations of earnings growth. Shares of Kroger, a supermarket chain, rose on increased consumer spending in the U.S. and an increase in its dividend and a share repurchase program.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Apple, Inc.	5.0%
2.	Microsoft Corp.	3.6
3.	Wells Fargo & Co.	3.3
4.	Gilead Sciences, Inc.	2.5
5.	Lowe’s Cos., Inc.	2.3
6.	Northrop Grumman Corp.	2.3
7.	Kroger Co. (The)	2.2
8.	Target Corp.	2.2
9.	eBay, Inc.	2.2
10.	Valero Energy Corp.	2.2

PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	22.3%
Health Care	15.2
Financials	13.7
Consumer Discretionary	10.9
Industrials	9.2
Consumer Staples	9.1
Energy	6.5
Materials	3.0
Telecommunication Services	2.7
Utilities	2.4
Short-Term Investment	5.0

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of December 31, 2015. The Fund’s portfolio composition is subject to change.

DECEMBER 31, 2015	J.P. MORGAN INTREPID FUNDS	5

JPMorgan Intrepid America Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2015 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2015

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	February 19, 2005
Without Sales Charge		(1.54)%	(0.60)%	12.45%	6.78%
With Sales Charge**		(6.71)	(5.82)	11.25	6.21
CLASS C SHARES	February 19, 2005
Without CDSC		(1.78)	(1.10)	11.89	6.25
With CDSC***		(2.78)	(2.10)	11.89	6.25
CLASS R2 SHARES	November 3, 2008	(1.67)	(0.85)	12.18	6.59
CLASS R5 SHARES	May 15, 2006	(1.27)	(0.10)	12.98	7.26
CLASS R6 SHARES	November 2, 2015	(1.28)	(0.11)	12.98	7.26
SELECT CLASS SHARES	February 28, 2003	(1.38)	(0.29)	12.75	7.05

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/05 TO 12/31/15)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R5 Shares prior to their inception dates are based on the performance of Select Class Shares. The actual returns for Class R5 Shares would have been different than those shown because Class R5 Shares have different expenses than Select Class Shares.

Returns for Class R2 Shares prior to their inception date are based on the performance of Class A Shares. During this period, the actual returns for Class R2 Shares would have been lower than those shown because Class R2 Shares have higher expenses than Class A Shares.

Returns for Class R6 Shares prior to their inception date are based on the performance of Class R5 Shares from May 15, 2006 to November 1, 2015 and the performance of Select Class Shares prior to May 15, 2006. During these periods, the actual returns for Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class R5 and Select Class Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Intrepid America Fund, the S&P 500 Index, and the Lipper Large-Cap Core Funds Index from December 31, 2005 to

December 31, 2015. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P 500 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Large-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. The Lipper Large-Cap Core Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

6	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2015

JPMorgan Intrepid Growth Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2015 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	0.02%
Russell 1000 Growth Index	1.64%

Net Assets as of 12/31/2015 (In Thousands)	$1,081,708

INVESTMENT OBJECTIVE**

The JPMorgan Intrepid Growth Fund (the “Fund”) seeks to provide long-term capital growth.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Select Class Shares underperformed the Russell 1000 Growth Index (the “Benchmark”) for the six months ended December 31, 2015. The Fund’s security selection in the consumer discretionary and consumer staples sectors was a leading detractor from performance relative to the Benchmark, while the Fund’s security selection in the industrials and energy sectors was a leading positive contributor to relative performance.

Leading individual detractors from the Fund’s relative performance included its underweight positions in Alphabet Inc. and Amazon.com Inc. and its overweight position in Archer Daniels Midland Co. Shares of Alphabet, the parent company of Google and its subsidiaries and affiliates, rose on continued growth in Google advertising revenue and investors’ desire for defensive large cap stocks amid market volatility. Shares of Amazon.com, an online retailer not held in the Fund, rose on continued expansion of its business and an increase in 2015 online holiday season sales. Shares of Archer Daniels, an agricultural products processor, fell sharply on continued weakness in global commodities prices.

Leading individual contributors to relative performance included the Fund’s overweight positions in Microsoft Corp., NVidia Corp. and Activision Blizzard Inc. Shares of Microsoft, a provider of software and services, rose on growth in its Azure cloud computing platform as investors sought large cap stocks amid market volatility. Shares of NVidia, a semiconductor manufacturer not held in the Benchmark, rose on better than expected earnings throughout 2015 and strength in the gaming end-market toward the end of the year. Shares of Activision, a developer of video games not held in the Benchmark, rose on strong product sales and investor expectations of earnings growth.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Apple, Inc.	6.7%
2.	Microsoft Corp.	4.3
3.	Gilead Sciences, Inc.	3.3
4.	Amgen, Inc.	3.1
5.	Visa, Inc., Class A	2.9
6.	Home Depot, Inc. (The)	2.9
7.	Reynolds American, Inc.	2.3
8.	Delta Air Lines, Inc.	2.2
9.	Lowe’s Cos., Inc.	2.2
10.	eBay, Inc.	2.2

PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	28.8%
Consumer Discretionary	19.1
Health Care	16.4
Industrials	10.3
Consumer Staples	10.2
Financials	4.1
Materials	3.7
Telecommunication Services	2.2
Others (each less than 1.0%)	1.3
Short-Term Investment	3.9

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of December 31, 2015. The Fund’s portfolio composition is subject to change.

DECEMBER 31, 2015	J.P. MORGAN INTREPID FUNDS	7

JPMorgan Intrepid Growth Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2015 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2015

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	February 19, 2005
Without Sales Charge		(0.11)%	1.87%	13.13%	7.69%
With Sales Charge**		(5.36)	(3.48)	11.91	7.11
CLASS C SHARES	February 19, 2005
Without CDSC		(0.35)	1.38	12.58	7.15
With CDSC***		(1.35)	0.38	12.58	7.15
CLASS R2 SHARES	November 3, 2008	(0.23)	1.64	12.86	7.50
CLASS R5 SHARES	May 15, 2006	0.12	2.34	13.65	8.16
CLASS R6 SHARES	November 2, 2015	0.13	2.34	13.65	8.16
SELECT CLASS SHARES	February 28, 2003	0.02	2.15	13.42	7.96

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/05 TO 12/31/15)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R5 Shares prior to their inception dates are based on the performance of Select Class Shares. The actual returns for Class R5 Shares would have been different than those shown because Class R5 Shares have different expenses than Select Class Shares.

Returns for Class R2 Shares prior to their inception date are based on the performance of Class A Shares. The actual returns for Class R2 Shares would have been lower than those shown because Class R2 Shares have higher expenses than Class A Shares.

Returns for Class R6 Shares prior to their inception date are based on the performance of Class R5 Shares from May 15, 2006 to November 1, 2015 and the performance of Select Class Shares prior to May 15, 2006. During these periods, the actual returns for Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class R5 and Select Class Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Intrepid Growth Fund, the Russell 1000 Growth Index and the Lipper Large-Cap Growth Funds Index from December 31, 2005 to

December 31, 2015. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell 1000 Growth Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Large-Cap Growth Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell 1000 Growth Index is an unmanaged index which measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Lipper Large-Cap Growth Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

8	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2015

JPMorgan Intrepid Mid Cap Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2015 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	-5.38%
Russell Midcap Index	-4.68%

Net Assets as of 12/31/2015 (In Thousands)	$856,495

INVESTMENT OBJECTIVE**

The JPMorgan Intrepid Mid Cap Fund (the “Fund”) seeks long-term capital growth by investing primarily in equity securities of companies with intermediate capitalizations.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Select Class Shares underperformed the Russell Midcap Index (the “Benchmark”) for the six months ended December 31, 2015. The Fund’s security selection in the health care and consumer discretionary sectors was a leading detractor from performance relative to the Benchmark. The Fund’s security selection in the industrials and information technology sectors was a leading positive contributor to relative performance.

Leading individual detractors from relative performance included the Portfolio’s overweight positions in Macy’s Inc., Community Health Systems Inc. and Lexmark International Inc. Shares of Macy’s, a department store retail chain, fell on weakness in earnings and a lowered profit forecast. Shares of Community Health Systems, an owner/operator of hospitals, declined on lower-than-expected earnings amid declining hospital admissions. Shares of Lexmark, a maker of printers and imaging technology, fell on lower-than-expected earnings and revenue.

Leading individual contributors to relative performance included the Portfolio’s overweight positions in Leidos Holdings Inc., Huntington Ingalls Industries Inc. and Equinix Inc. Shares of Leidos, a data technology company, rose on better-than-expected earnings and a $4.34 billion contract to build a health records system for the U.S. military. Shares of Huntington Ingalls, a maker and repairer of military ships, rose on better-than-expected earnings and healthy contract growth. Shares of Equinix, an information technology network provider, rose on growth in so-called cloud computing and data center traffic.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Equinix, Inc.	2.3%
2.	AmerisourceBergen Corp.	2.2
3.	Huntington Ingalls Industries, Inc.	2.0
4.	AECOM	1.9
5.	Computer Sciences Corp.	1.9
6.	Lear Corp.	1.8
7.	Jones Lang LaSalle, Inc.	1.7
8.	United Continental Holdings, Inc.	1.7
9.	Zimmer Biomet Holdings, Inc.	1.6
10.	Ross Stores, Inc.	1.6

PORTFOLIO COMPOSITION BY SECTOR***
Financials	22.6%
Consumer Discretionary	14.7
Information Technology	14.4
Industrials	13.1
Health Care	10.3
Consumer Staples	6.2
Utilities	5.6
Materials	4.9
Energy	4.8
Telecommunication Services	0.8
Short-Term Investment	2.6

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of December 31, 2015. The Fund’s portfolio composition is subject to change.

DECEMBER 31, 2015	J.P. MORGAN INTREPID FUNDS	9

JPMorgan Intrepid Mid Cap Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2015 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2015

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	May 1, 1992
Without Sales Charge		(5.53)%	(6.16)%	11.51%	6.99%
With Sales Charge**		(10.49)	(11.09)	10.32	6.41
CLASS C SHARES	March 22, 1999
Without CDSC		(5.77)	(6.70)	10.82	6.32
With CDSC***		(6.77)	(7.70)	10.82	6.32
CLASS R6 SHARES	November 2, 2015	(5.34)	(5.86)	11.80	7.26
SELECT CLASS SHARES	June 1, 1991	(5.38)	(5.90)	11.79	7.25

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/05 TO 12/31/15)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R6 Shares prior to their inception date are based on the performance of Select Class Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Select Class Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Intrepid Mid Cap Fund, the Russell Midcap Index and the Lipper Mid-Cap Core Funds Index from December 31, 2005 to December 31, 2015. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell Midcap Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain dis-

tributions of the securities included in the benchmark, if applicable. The performance of the Lipper Mid-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell Midcap Index is an unmanaged index which measures the performance of the 800 smallest companies of the Russell 1000 Index. The Lipper Mid-Cap Core Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

10	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2015

JPMorgan Intrepid Value Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2015 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	-6.14%
Russell 1000 Value Index	-3.23%

Net Assets as of 12/31/2015 (In Thousands)	$1,751,448

INVESTMENT OBJECTIVE**

The JPMorgan Intrepid Value Fund (the “Fund”) seeks to provide long-term capital appreciation.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Select Class Shares underperformed the Russell 1000 Value Index (the “Benchmark”) for the six months ended December 31, 2015. The Fund’s security selection in the information technology and financials sectors was a leading detractor from performance relative to the Benchmark. The Fund’s security selection in the industrials and energy sectors was a leading positive contributor to relative performance.

Leading individual detractors from relative performance included the Fund’s underweight positions in General Electric Co. and Microsoft Corp. and its overweight position in Archer Daniels Midland Co. Shares of General Electric, an industrial conglomerate not held in the Fund, rose on expectations for profit growth after the company shed large parts of its finance business. Shares of Microsoft, a provider of software and services that was not held in the Fund, rose on growth in its Azure cloud computing platform as investors sought large cap stocks amid market volatility. Shares of Archer Daniels, an agricultural products processor, fell sharply on continued weakness in global commodities prices.

Leading individual contributors to relative performance included the Fund’s overweight positions in Northrop Corp. and Valero Energy Corp. and its underweight position in Kinder Morgan Inc. Shares of Northrop, an aerospace and electronics company, rose on strong growth in earnings and dividends. Shares of Valero Energy, a refinery operator specializing in gasoline and diesel fuel, rose on the company’s plans to expand its refining and transport systems to reduce operating costs. Shares of Kinder Morgan, an owner/operator of natural gas pipelines and terminals, declined amid continued weakness in energy prices.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Wells Fargo & Co.	4.2%
2.	Pfizer, Inc.	3.7
3.	Citigroup, Inc.	3.2
4.	Bank of America Corp.	2.7
5.	Valero Energy Corp.	2.3
6.	Northrop Grumman Corp.	2.1
7.	General Dynamics Corp.	1.9
8.	LyondellBasell Industries N.V., Class A	1.8
9.	Apple, Inc.	1.8
10.	Ford Motor Co.	1.8

PORTFOLIO COMPOSITION BY SECTOR***
Financials	28.3%
Health Care	12.3
Energy	11.9
Information Technology	11.3
Industrials	10.4
Consumer Staples	6.2
Utilities	5.6
Consumer Discretionary	5.5
Materials	3.0
Telecommunication Services	1.5
Short-Term Investment	4.0

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of December 31, 2015. The Fund’s portfolio composition is subject to change.

DECEMBER 31, 2015	J.P. MORGAN INTREPID FUNDS	11

JPMorgan Intrepid Value Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2015 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2015

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	February 19, 2005
Without Sales Charge		(6.21)%	(6.29)%	10.94%	6.22%
With Sales Charge**		(11.14)	(11.21)	9.75	5.65
CLASS C SHARES	February 19, 2005
Without CDSC		(6.43)	(6.74)	10.38	5.69
With CDSC***		(7.43)	(7.74)	10.38	5.69
CLASS R2 SHARES	November 3, 2008	(6.32)	(6.51)	10.66	6.03
CLASS R5 SHARES	May 15, 2006	(6.02)	(5.96)	11.32	6.63
CLASS R6 SHARES	November 30, 2010	(6.02)	(5.91)	11.39	6.66
SELECT CLASS SHARES	February 28, 2003	(6.14)	(6.15)	11.11	6.43

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.

*** Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/05 TO 12/31/15)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R5 Shares prior to their inception dates are based on the performance of Select Class Shares. The actual returns for Class R5 Shares would have been different than those shown because Class R5 Shares have different expenses than Select Class Shares.

Returns for Class R2 Shares prior to their inception date are based on the performance of Class A Shares. The actual returns for Class R2 Shares would have been lower than those shown because Class R2 Shares have higher expenses than Class A and Select Class Shares.

Returns for Class R6 Shares prior to their inception date are based on the performance of Class R5 Shares from May 15, 2006 to November 29, 2010 and the performance of Select Class Shares prior to May 15, 2006. During these periods, the actual returns for Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class R5 and Select Class Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Intrepid Value Fund, the Russell 1000 Value Index and the Lipper Large-Cap Value Funds Index from December 31, 2005 to

December 31, 2015. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell 1000 Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Large-Cap Value Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell 1000 Value Index is an unmanaged index which measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The Lipper Large-Cap Value Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

12	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2015

JPMorgan Intrepid Advantage Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2015 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 97.5%
	Consumer Discretionary — 9.2%
	Hotels, Restaurants & Leisure — 0.8%
1	McDonald’s Corp.	174

	Internet & Catalog Retail — 1.2%
2	Expedia, Inc.	255

	Media — 1.7%
4	Comcast Corp., Class A	252
2	Time Warner, Inc.	99

		351

	Multiline Retail — 0.7%
2	Target Corp.	153

	Specialty Retail — 4.3%
6	Best Buy Co., Inc.	175
4	Home Depot, Inc. (The)	486
2	Lowe’s Cos., Inc.	175
7	Staples, Inc.	63

		899

	Textiles, Apparel & Luxury Goods — 0.5%
3	Coach, Inc.	99

	Total Consumer Discretionary	1,931

	Consumer Staples — 12.2%
	Beverages — 3.4%
5	Coca-Cola Co. (The)	205
3	Molson Coors Brewing Co., Class B	254
2	PepsiCo, Inc.	245

		704

	Food & Staples Retailing — 3.1%
3	Walgreens Boots Alliance, Inc.	275
6	Wal-Mart Stores, Inc.	383

		658

	Food Products — 4.1%
1	Ingredion, Inc.	117
2	Kraft Heinz Co. (The)	153
4	Mondelez International, Inc., Class A	201
7	Tyson Foods, Inc., Class A	382

		853

	Household Products — 0.2%
1	Energizer Holdings, Inc.	44

	Tobacco — 1.4%
2	Philip Morris International, Inc.	216
2	Reynolds American, Inc.	86

		302

	Total Consumer Staples	2,561

SHARES	SECURITY DESCRIPTION	VALUE($)

	Energy — 5.6%
	Energy Equipment & Services — 0.5%
2	Baker Hughes, Inc.	104

	Oil, Gas & Consumable Fuels — 5.1%
1	Anadarko Petroleum Corp.	51
1	Chevron Corp.	110
3	Devon Energy Corp.	94
1	Exxon Mobil Corp.	105
5	Marathon Petroleum Corp.	270
3	Occidental Petroleum Corp.	174
4	Valero Energy Corp.	269

		1,073

	Total Energy	1,177

	Financials — 15.1%
	Banks — 7.3%
10	Bank of America Corp.	162
10	Citigroup, Inc.	535
5	Fifth Third Bancorp	94
4	SunTrust Banks, Inc.	179
10	Wells Fargo & Co.	555

		1,525

	Capital Markets — 1.1%
2	Bank of New York Mellon Corp. (The)	82
5	Morgan Stanley	151

		233

	Consumer Finance — 1.8%
3	Capital One Financial Corp.	211
3	Discover Financial Services	157

		368

	Diversified Financial Services — 1.1%
6	Voya Financial, Inc.	228

	Insurance — 2.9%
2	Allstate Corp. (The)	121
4	American International Group, Inc.	259
5	Hartford Financial Services Group, Inc. (The)	230

		610

	Real Estate Investment Trusts (REITs) — 0.9%
1	AvalonBay Communities, Inc.	120
1	NorthStar Realty Europe Corp.	14
4	NorthStar Realty Finance Corp.	59
		193

	Total Financials	3,157

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2015	J.P. MORGAN INTREPID FUNDS	13

JPMorgan Intrepid Advantage Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2015 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	Health Care — 17.1%
	Biotechnology — 5.9%
2	Amgen, Inc.	327
2	Celgene Corp. (a)	240
5	Gilead Sciences, Inc.	546
1	Vertex Pharmaceuticals, Inc. (a)	120

		1,233

	Health Care Equipment & Supplies — 2.3%
1	Becton, Dickinson and Co.	144
8	Boston Scientific Corp. (a)	143
3	Medtronic plc, (Ireland)	196

		483

	Health Care Providers & Services — 6.6%
1	Aetna, Inc.	59
1	Anthem, Inc.	188
3	Cardinal Health, Inc.	223
3	Cigna Corp.	487
2	Humana, Inc.	268
1	McKesson Corp.	156

		1,381

	Pharmaceuticals — 2.3%
2	AbbVie, Inc.	111
12	Pfizer, Inc.	376

		487

	Total Health Care	3,584

	Industrials — 8.2%
	Aerospace & Defense — 5.1%
2	General Dynamics Corp.	206
1	Lockheed Martin Corp.	234
3	Northrop Grumman Corp.	637

		1,077

	Airlines — 1.9%
3	Delta Air Lines, Inc.	165
4	Southwest Airlines Co.	159
1	United Continental Holdings, Inc. (a)	67

		391

	Construction & Engineering — 0.9%
6	AECOM (a)	179

	Machinery — 0.3%
3	Allison Transmission Holdings, Inc.	73

	Total Industrials	1,720

SHARES		SECURITY DESCRIPTION	VALUE($)

		Information Technology — 24.1%
		Communications Equipment — 2.5%
13		Cisco Systems, Inc.	364
3		QUALCOMM, Inc.	149

			513

		Internet Software & Services — 4.3%
–	(h)	Alphabet, Inc., Class A (a)	247
–	(h)	Alphabet, Inc., Class C (a)	298
2		VeriSign, Inc. (a)	146
6		Yahoo!, Inc. (a)	211

			902

		IT Services — 1.6%
2		MasterCard, Inc., Class A	170
2		Visa, Inc., Class A	155

			325

		Semiconductors & Semiconductor Equipment — 2.5%
3		Broadcom Corp., Class A	191
3		KLA-Tencor Corp.	191
2		Lam Research Corp.	131

			513

		Software — 6.6%
18		Microsoft Corp.	979
5		Oracle Corp.	191
8		Rovi Corp. (a)	133
4		Symantec Corp.	83

			1,386

		Technology Hardware, Storage & Peripherals — 6.6%
9		Apple, Inc.	998
10		Hewlett Packard Enterprise Co.	158
11		HP, Inc.	125
1		SanDisk Corp.	110

			1,391

		Total Information Technology	5,030

		Materials — 1.4%
		Chemicals — 0.8%
3		Dow Chemical Co. (The)	157

		Containers & Packaging — 0.6%
3		Crown Holdings, Inc. (a)	133

		Total Materials	290

		Telecommunication Services — 1.8%
		Diversified Telecommunication Services — 1.8%
7		CenturyLink, Inc.	186

SEE NOTES TO FINANCIAL STATEMENTS.

14	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2015

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	Diversified Telecommunication Services — continued
4	Verizon Communications, Inc.	185

	Total Telecommunication Services	371

	Utilities — 2.8%
	Electric Utilities — 1.1%
3	Entergy Corp.	221

	Gas Utilities — 1.3%
8	UGI Corp.	274

	Independent Power & Renewable Electricity Producers — 0.4%
10	AES Corp.	92

	Total Utilities	587

	Total Common Stocks (Cost $16,480)	20,408

Short-Term Investment — 2.3%
	Investment Company — 2.3%
482	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.170% (b) (l) (Cost $482)	482

	Total Investments — 99.8% (Cost $16,962)	20,890
	Other Assets in Excess of Liabilities — 0.2%	45

	NET ASSETS — 100.0%	$20,935

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2015	J.P. MORGAN INTREPID FUNDS	15

JPMorgan Intrepid America Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2015 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 97.4%
	Consumer Discretionary — 11.2%
	Auto Components — 0.2%
245	Goodyear Tire & Rubber Co. (The)	7,998

	Automobiles — 0.8%
2,229	Ford Motor Co.	31,404

	Diversified Consumer Services — 0.8%
18	Graham Holdings Co., Class B	8,487
577	ServiceMaster Global Holdings, Inc. (a)	22,649

		31,136

	Hotels, Restaurants & Leisure — 1.0%
301	Darden Restaurants, Inc.	19,168
474	Restaurant Brands International, Inc., (Canada)	17,705

		36,873

	Household Durables — 1.1%
642	Toll Brothers, Inc. (a)	21,392
122	Whirlpool Corp.	17,962

		39,354

	Media — 2.0%
24	Cable One, Inc.	10,234
155	Comcast Corp., Class A	8,764
2,041	Twenty-First Century Fox, Inc., Class A	55,444

		74,442

	Multiline Retail — 2.2%
1,145	Target Corp.	83,110

	Specialty Retail — 3.1%
856	Best Buy Co., Inc.	26,071
1,156	Lowe’s Cos., Inc.	87,925

		113,996

	Total Consumer Discretionary	418,313

	Consumer Staples — 9.4%
	Food & Staples Retailing — 2.8%
177	CVS Health Corp.	17,295
2,040	Kroger Co. (The)	85,342

		102,637

	Food Products — 3.9%
1,153	Archer-Daniels-Midland Co.	42,285
387	Bunge Ltd.	26,438
315	Ingredion, Inc.	30,151
1,347	Pilgrim’s Pride Corp.	29,755
332	Tyson Foods, Inc., Class A	17,679

		146,308

SHARES	SECURITY DESCRIPTION	VALUE($)

	Household Products — 0.6%
657	Energizer Holdings, Inc.	22,378

	Personal Products — 0.5%
369	Herbalife Ltd. (a)	19,764

	Tobacco — 1.6%
1,239	Reynolds American, Inc.	57,201

	Total Consumer Staples	348,288

	Energy — 6.7%
	Energy Equipment & Services — 2.5%
453	Cameron International Corp. (a)	28,649
1,752	Ensco plc, (United Kingdom), Class A	26,970
155	National Oilwell Varco, Inc.	5,174
823	Noble Corp. plc, (United Kingdom)	8,682
119	Schlumberger Ltd.	8,293
2,181	Seadrill Ltd., (United Kingdom) (a)	7,395
699	Transocean Ltd., (Switzerland)	8,647

		93,810

	Oil, Gas & Consumable Fuels — 4.2%
2,651	Denbury Resources, Inc.	5,355
731	Marathon Oil Corp.	9,206
260	Marathon Petroleum Corp.	13,499
358	Occidental Petroleum Corp.	24,225
202	Tesoro Corp.	21,242
1,172	Valero Energy Corp.	82,879

		156,406

	Total Energy	250,216

	Financials — 14.0%
	Banks — 5.7%
1,240	Bank of America Corp.	20,873
801	Citigroup, Inc.	41,452
522	Fifth Third Bancorp	10,490
152	PNC Financial Services Group, Inc. (The)	14,506
2,332	Wells Fargo & Co.	126,770

		214,091

	Capital Markets — 0.4%
123	Ameriprise Financial, Inc.	13,111

	Consumer Finance — 1.0%
694	Discover Financial Services	37,234

	Diversified Financial Services — 0.8%
297	MSCI, Inc.	21,386
260	Voya Financial, Inc.	9,578

		30,964

	Insurance — 3.8%
199	Allstate Corp. (The)	12,368

SEE NOTES TO FINANCIAL STATEMENTS.

16	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2015

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	Insurance — continued
355	Aspen Insurance Holdings Ltd., (Bermuda)	17,166
150	Everest Re Group Ltd., (Bermuda)	27,427
493	Hartford Financial Services Group, Inc. (The)	21,434
327	Lincoln National Corp.	16,410
208	Prudential Financial, Inc.	16,893
256	Travelers Cos., Inc. (The)	28,915

		140,613

	Real Estate Investment Trusts (REITs) — 1.0%
453	Annaly Capital Management, Inc.	4,253
656	Equity Commonwealth (a)	18,191
159	Vornado Realty Trust	15,863

		38,307

	Real Estate Management & Development — 1.3%
561	CBRE Group, Inc., Class A (a)	19,382
181	Jones Lang LaSalle, Inc.	28,887

		48,269

	Total Financials	522,589

	Health Care — 15.5%
	Biotechnology — 4.7%
498	Amgen, Inc.	80,856
941	Gilead Sciences, Inc.	95,220

		176,076

	Health Care Equipment & Supplies — 2.1%
1,023	Medtronic plc, (Ireland)	78,682

	Health Care Providers & Services — 6.8%
75	Aetna, Inc.	8,120
281	AmerisourceBergen Corp.	29,101
164	Anthem, Inc.	22,924
274	Cigna Corp.	40,080
466	Health Net, Inc. (a)	31,909
232	Humana, Inc.	41,379
68	LifePoint Health, Inc. (a)	5,020
231	McKesson Corp.	45,521
474	Molina Healthcare, Inc. (a)	28,489

		252,543

	Pharmaceuticals — 1.9%
2,227	Pfizer, Inc.	71,889

	Total Health Care	579,190

	Industrials — 9.4%
	Aerospace & Defense — 4.0%
131	General Dynamics Corp.	17,967
110	Huntington Ingalls Industries, Inc.	13,966

SHARES	SECURITY DESCRIPTION	VALUE($)

	Aerospace & Defense — continued
462	Northrop Grumman Corp.	87,287
584	Spirit AeroSystems Holdings, Inc., Class A (a)	29,251

		148,471

	Airlines — 2.5%
1,600	Delta Air Lines, Inc.	81,114
330	Southwest Airlines Co.	14,201

		95,315

	Building Products — 0.6%
751	Masco Corp.	21,239

	Commercial Services & Supplies — 0.3%
407	Pitney Bowes, Inc.	8,413
302	R.R. Donnelley & Sons Co.	4,445

		12,858

	Construction & Engineering — 0.8%
972	AECOM (a)	29,198

	Machinery — 1.2%
482	Illinois Tool Works, Inc.	44,663

	Total Industrials	351,744

	Information Technology — 22.9%
	Communications Equipment — 0.5%
511	Juniper Networks, Inc.	14,098
33	Palo Alto Networks, Inc. (a)	5,830

		19,928

	Internet Software & Services — 3.1%
3,019	eBay, Inc. (a)	82,957
374	VeriSign, Inc. (a)	32,655

		115,612

	IT Services — 4.0%
285	Amdocs Ltd.	15,557
515	Leidos Holdings, Inc.	28,991
122	MasterCard, Inc., Class A	11,829
1,061	Visa, Inc., Class A	82,257
558	Western Union Co. (The)	10,001

		148,635

	Semiconductors & Semiconductor Equipment — 2.9%
515	KLA-Tencor Corp.	35,681
330	Lam Research Corp.	26,232
1,779	Marvell Technology Group Ltd., (Bermuda)	15,690
929	NVIDIA Corp.	30,626

		108,229

	Software — 7.2%
984	Activision Blizzard, Inc.	38,106

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2015	J.P. MORGAN INTREPID FUNDS	17

JPMorgan Intrepid America Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2015 (Unaudited) (continued)

(Amounts in thousands, except number of Futures contracts)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	Software — continued
285	Electronic Arts, Inc. (a)	19,551
2,453	Microsoft Corp.	136,076
288	Nuance Communications, Inc. (a)	5,725
1,876	Oracle Corp.	68,530
		267,988

	Technology Hardware, Storage & Peripherals — 5.2%
1,829	Apple, Inc.	192,552

	Total Information Technology	852,944

	Materials — 3.1%
	Chemicals — 1.8%
766	LyondellBasell Industries N.V., Class A	66,592

	Containers & Packaging — 0.7%
615	Sealed Air Corp.	27,416

	Metals & Mining — 0.6%
1,141	Steel Dynamics, Inc.	20,391

	Total Materials	114,399

	Telecommunication Services — 2.8%
	Diversified Telecommunication Services — 2.8%
911	AT&T, Inc.	31,334
749	CenturyLink, Inc.	18,836
1,142	Verizon Communications, Inc.	52,797

	Total Telecommunication Services	102,967

SHARES	SECURITY DESCRIPTION	VALUE($)

	Utilities — 2.4%
	Electric Utilities — 0.8%
441	Entergy Corp.	30,153

	Gas Utilities — 0.8%
878	UGI Corp.	29,628

	Multi-Utilities — 0.8%
774	Public Service Enterprise Group, Inc.	29,950

	Total Utilities	89,731

	Total Common Stocks (Cost $3,046,978)	3,630,381

Short-Term Investment — 5.1%
	Investment Company — 5.1%
191,899	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.170% (b) (l) (Cost $191,899)	191,899

	Total Investments — 102.5% (Cost $3,238,877)	3,822,280
	Liabilities in Excess of Other Assets — (2.5)% (c)	(94,624)

	NET ASSETS — 100.0%	$3,727,656

Percentages indicated are based on net assets.

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL VALUE AT DECEMBER 31, 2015	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
881	E-mini S&P 500	03/18/16	USD	$89,659	$1,528

SEE NOTES TO FINANCIAL STATEMENTS.

18	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2015

JPMorgan Intrepid Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2015 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 95.9%
	Consumer Discretionary — 19.1%
	Auto Components — 0.4%
147	Goodyear Tire & Rubber Co. (The)	4,786

	Diversified Consumer Services — 1.6%
8	Graham Holdings Co., Class B	4,073
119	H&R Block, Inc.	3,954
237	ServiceMaster Global Holdings, Inc. (a)	9,300

		17,327

	Hotels, Restaurants & Leisure — 1.5%
121	Darden Restaurants, Inc.	7,701
226	Restaurant Brands International, Inc., (Canada)	8,450

		16,151

	Household Durables — 0.7%
3	NVR, Inc. (a)	4,107
88	Toll Brothers, Inc. (a)	2,934

		7,041

	Internet & Catalog Retail — 1.6%
67	Expedia, Inc.	8,365
183	Wayfair, Inc., Class A (a)	8,715

		17,080

	Media — 4.4%
8	Cable One, Inc.	3,643
115	DISH Network Corp., Class A (a)	6,598
223	Interpublic Group of Cos., Inc. (The)	5,182
62	Sinclair Broadcast Group, Inc., Class A	2,024
2,158	Sirius XM Holdings, Inc. (a)	8,782
804	Twenty-First Century Fox, Inc., Class A	21,826

		48,055

	Multiline Retail — 1.8%
262	Target Corp.	19,017

	Specialty Retail — 5.9%
130	Foot Locker, Inc.	8,455
240	Home Depot, Inc. (The)	31,714
311	Lowe’s Cos., Inc.	23,633

		63,802

	Textiles, Apparel & Luxury Goods — 1.2%
56	Carter’s, Inc.	4,959
271	Skechers U.S.A., Inc., Class A (a)	8,190

		13,149

	Total Consumer Discretionary	206,408

SHARES	SECURITY DESCRIPTION	VALUE($)

	Consumer Staples — 10.2%
	Beverages — 1.2%
125	PepsiCo, Inc.	12,470

	Food & Staples Retailing — 2.2%
554	Kroger Co. (The)	23,183

	Food Products — 3.7%
91	Bunge Ltd.	6,200
91	Ingredion, Inc.	8,750
391	Pilgrim’s Pride Corp.	8,628
134	Post Holdings, Inc. (a)	8,262
157	Tyson Foods, Inc., Class A	8,394

		40,234

	Household Products — 0.1%
41	Energizer Holdings, Inc.	1,410

	Personal Products — 0.7%
24	Edgewell Personal Care Co.	1,842
115	Herbalife Ltd. (a)	6,139

		7,981

	Tobacco — 2.3%
547	Reynolds American, Inc.	25,221

	Total Consumer Staples	110,499

	Energy — 0.9%
	Energy Equipment & Services — 0.7%
106	Cameron International Corp. (a)	6,718
45	Ensco plc, (United Kingdom), Class A	686

		7,404

	Oil, Gas & Consumable Fuels — 0.2%
420	Denbury Resources, Inc.	848
120	Marathon Oil Corp.	1,506

		2,354

	Total Energy	9,758

	Financials — 4.1%
	Diversified Financial Services — 1.3%
32	MarketAxess Holdings, Inc.	3,549
87	Moody’s Corp.	8,730
23	Morningstar, Inc.	1,833

		14,112

	Insurance — 0.4%
8	Assurant, Inc.	644
24	Prudential Financial, Inc.	1,962
34	Validus Holdings Ltd., (Bermuda)	1,556

		4,162

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2015	J.P. MORGAN INTREPID FUNDS	19

JPMorgan Intrepid Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2015 (Unaudited) (continued)

(Amounts in thousands, except number of Futures contracts)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	Real Estate Investment Trusts (REITs) — 1.9%
154	American Tower Corp.	14,891
35	Equity Commonwealth (a)	982
55	Extra Space Storage, Inc.	4,816

		20,689

	Real Estate Management & Development — 0.5%
155	CBRE Group, Inc., Class A (a)	5,346

	Total Financials	44,309

	Health Care — 16.4%
	Biotechnology — 8.9%
210	Amgen, Inc.	34,057
38	Anacor Pharmaceuticals, Inc. (a)	4,270
35	Celgene Corp. (a)	4,227
357	Gilead Sciences, Inc.	36,165
36	United Therapeutics Corp. (a)	5,638
91	Vertex Pharmaceuticals, Inc. (a)	11,451

		95,808

	Health Care Equipment & Supplies — 0.8%
225	Hologic, Inc. (a)	8,713

	Health Care Providers & Services — 6.7%
57	AmerisourceBergen Corp.	5,911
14	Amsurg Corp. (a)	1,079
134	Cardinal Health, Inc.	11,980
124	Centene Corp. (a)	8,174
74	Cigna Corp.	10,814
133	Health Net, Inc. (a)	9,098
96	Humana, Inc.	17,173
145	Molina Healthcare, Inc. (a)	8,689

		72,918

	Total Health Care	177,439

	Industrials — 10.2%
	Aerospace & Defense — 4.7%
291	BWX Technologies, Inc.	9,242
119	Curtiss-Wright Corp.	8,165
67	Huntington Ingalls Industries, Inc.	8,537
39	Northrop Grumman Corp.	7,439
164	Spirit AeroSystems Holdings, Inc., Class A (a)	8,217
38	TransDigm Group, Inc. (a)	8,772

		50,372

	Airlines — 3.5%
86	Alaska Air Group, Inc.	6,956
479	Delta Air Lines, Inc.	24,296
166	Southwest Airlines Co.	7,143

		38,395

SHARES	SECURITY DESCRIPTION	VALUE($)

	Building Products — 0.8%
287	Masco Corp.	8,116

	Commercial Services & Supplies — 0.1%
68	R.R. Donnelley & Sons Co.	994

	Machinery — 0.6%
263	Allison Transmission Holdings, Inc.	6,807

	Professional Services — 0.5%
70	ManpowerGroup, Inc.	5,917

	Total Industrials	110,601

	Information Technology — 28.7%
	Internet Software & Services — 4.0%
11	Alphabet, Inc., Class A (a)	8,247
5	Alphabet, Inc., Class C (a)	4,098
856	eBay, Inc. (a)	23,512
84	VeriSign, Inc. (a)	7,347

		43,204

	IT Services — 5.2%
88	Amdocs Ltd.	4,813
245	Computer Sciences Corp.	8,010
109	Leidos Holdings, Inc.	6,121
146	PayPal Holdings, Inc. (a)	5,296
410	Visa, Inc., Class A	31,757

		55,997

	Semiconductors & Semiconductor Equipment — 2.5%
120	KLA-Tencor Corp.	8,315
109	Lam Research Corp.	8,617
178	Marvell Technology Group Ltd., (Bermuda)	1,573
279	NVIDIA Corp.	9,192

		27,697

	Software — 10.3%
274	Activision Blizzard, Inc.	10,614
45	Aspen Technology, Inc. (a)	1,699
112	Citrix Systems, Inc. (a)	8,435
66	Electronic Arts, Inc. (a)	4,515
56	Fortinet, Inc. (a)	1,758
837	Microsoft Corp.	46,456
412	Nuance Communications, Inc. (a)	8,189
617	Oracle Corp.	22,546
38	Red Hat, Inc. (a)	3,130
116	Take-Two Interactive Software, Inc. (a)	4,028

		111,370

SEE NOTES TO FINANCIAL STATEMENTS.

20	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2015

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	Technology Hardware, Storage & Peripherals — 6.7%
690	Apple, Inc.	72,582

	Total Information Technology	310,850

	Materials — 3.7%
	Chemicals — 1.4%
170	LyondellBasell Industries N.V., Class A	14,799

	Containers & Packaging — 1.5%
167	Crown Holdings, Inc. (a)	8,452
185	Sealed Air Corp.	8,251

		16,703

	Metals & Mining — 0.8%
486	Steel Dynamics, Inc.	8,688

	Total Materials	40,190

	Telecommunication Services — 2.2%
	Diversified Telecommunication Services — 1.8%
578	AT&T, Inc.	19,904

SHARES	SECURITY DESCRIPTION	VALUE($)

	Wireless Telecommunication Services — 0.4%
99	T-Mobile US, Inc. (a)	3,877
	Total Telecommunication Services	23,781

	Utilities — 0.4%
	Electric Utilities — 0.4%
61	Entergy Corp.	4,143

	Total Common Stocks (Cost $835,919)	1,037,978

Short-Term Investment — 3.9%
	Investment Company — 3.9%
42,060	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.170% (b) (l) (Cost $42,060)	42,060

	Total Investments — 99.8% (Cost $877,979)	1,080,038
	Other Assets in Excess of Liabilities — 0.2% (c)	1,670

	NET ASSETS — 100.0%	$1,081,708

Percentages indicated are based on net assets.

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL VALUE AT DECEMBER 31, 2015	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
421	E-mini S&P 500	03/18/16	USD	$42,845	$731

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2015	J.P. MORGAN INTREPID FUNDS	21

JPMorgan Intrepid Mid Cap Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2015 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 97.4%
	Consumer Discretionary — 14.7%
	Auto Components — 1.8%
124	Lear Corp.	15,268

	Diversified Consumer Services — 2.6%
18	Graham Holdings Co., Class B	8,875
337	ServiceMaster Global Holdings, Inc. (a)	13,236

		22,111

	Hotels, Restaurants & Leisure — 0.6%
87	Darden Restaurants, Inc.	5,549

	Internet & Catalog Retail — 1.2%
342	Groupon, Inc. (a)	1,049
200	Liberty Ventures, Series A (a)	9,022

		10,071

	Leisure Products — 0.3%
49	Brunswick Corp.	2,480

	Media — 1.7%
35	Discovery Communications, Inc., Class C (a)	875
56	Interpublic Group of Cos., Inc. (The)	1,313
50	John Wiley & Sons, Inc., Class A	2,256
741	News Corp., Class A	9,905

		14,349

	Multiline Retail — 1.2%
25	Dollar Tree, Inc. (a)	1,915
247	Macy’s, Inc.	8,640

		10,555

	Specialty Retail — 4.8%
379	Best Buy Co., Inc.	11,532
16	GameStop Corp., Class A	440
106	Murphy USA, Inc. (a)	6,414
102	Penske Automotive Group, Inc.	4,298
257	Ross Stores, Inc.	13,845
507	Staples, Inc.	4,802

		41,331

	Textiles, Apparel & Luxury Goods — 0.5%
142	Skechers U.S.A., Inc., Class A (a)	4,284

	Total Consumer Discretionary	125,998

	Consumer Staples — 6.2%
	Food & Staples Retailing — 0.8%
171	Kroger Co. (The)	7,170

	Food Products — 4.2%
202	Bunge Ltd.	13,793

SHARES	SECURITY DESCRIPTION	VALUE($)

	Food Products — continued
144	Ingredion, Inc.	13,772
162	Tyson Foods, Inc., Class A	8,655

		36,220

	Personal Products — 0.6%
91	Herbalife Ltd. (a)	4,869

	Tobacco — 0.6%
103	Reynolds American, Inc.	4,754

	Total Consumer Staples	53,013

	Energy — 4.8%
	Energy Equipment & Services — 1.0%
9	Baker Hughes, Inc.	401
48	Cameron International Corp. (a)	3,046
298	Nabors Industries Ltd.	2,533
108	Rowan Cos. plc, Class A	1,831
196	Seadrill Ltd., (United Kingdom) (a)	666

		8,477

	Oil, Gas & Consumable Fuels — 3.8%
32	Cimarex Energy Co.	2,883
129	EQT Corp.	6,735
160	Gulfport Energy Corp. (a)	3,919
361	Marathon Oil Corp.	4,542
38	Marathon Petroleum Corp.	1,944
57	Murphy Oil Corp.	1,268
8	Noble Energy, Inc.	277
68	PBF Energy, Inc., Class A	2,514
24	QEP Resources, Inc.	324
35	Valero Energy Corp.	2,489
129	World Fuel Services Corp.	4,954
199	WPX Energy, Inc. (a)	1,144

		32,993

	Total Energy	41,470

	Financials — 22.6%
	Banks — 2.9%
43	Citizens Financial Group, Inc.	1,134
64	East West Bancorp, Inc.	2,652
29	Fifth Third Bancorp	585
100	Huntington Bancshares, Inc.	1,107
329	KeyCorp	4,343
71	PacWest Bancorp	3,077
346	Regions Financial Corp.	3,321
14	Signature Bank (a)	2,116
54	SVB Financial Group (a)	6,385

		24,720

SEE NOTES TO FINANCIAL STATEMENTS.

22	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2015

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks— continued
	Capital Markets — 0.9%
20	Affiliated Managers Group, Inc. (a)	3,163
88	Lazard Ltd., (Bermuda), Class A	3,952
11	Raymond James Financial, Inc.	620

		7,735

	Consumer Finance — 2.1%
198	Discover Financial Services	10,627
229	Synchrony Financial (a)	6,961

		17,588

	Diversified Financial Services — 1.1%
11	Intercontinental Exchange, Inc.	2,845
81	MSCI, Inc.	5,828
16	Nasdaq, Inc.	925

		9,598

	Insurance — 4.7%
73	Allied World Assurance Co. Holdings AG, (Switzerland)	2,696
74	American Financial Group, Inc.	5,327
5	American National Insurance Co.	542
23	Aon plc, (United Kingdom)	2,112
17	Arch Capital Group Ltd., (Bermuda) (a)	1,210
35	Aspen Insurance Holdings Ltd., (Bermuda)	1,710
35	Assurant, Inc.	2,855
53	Assured Guaranty Ltd., (Bermuda)	1,398
18	Axis Capital Holdings Ltd., (Bermuda)	1,001
21	Endurance Specialty Holdings Ltd., (Bermuda)	1,363
8	Everest Re Group Ltd., (Bermuda)	1,501
15	FNF Group	504
77	Hanover Insurance Group, Inc. (The)	6,247
48	Hartford Financial Services Group, Inc. (The)	2,099
33	Lincoln National Corp.	1,654
44	Principal Financial Group, Inc.	1,970
22	Torchmark Corp.	1,276
101	Unum Group	3,366
34	Validus Holdings Ltd., (Bermuda)	1,569

		40,400

	Real Estate Investment Trusts (REITs) — 9.2%
85	Annaly Capital Management, Inc.	793
80	Apartment Investment & Management Co., Class A	3,214
8	AvalonBay Communities, Inc.	1,547
9	Boston Properties, Inc.	1,148
78	Brandywine Realty Trust	1,060
132	Brixmor Property Group, Inc.	3,408

SHARES	SECURITY DESCRIPTION	VALUE($)

	Real Estate Investment Trusts (REITs) — continued
10	Care Capital Properties, Inc.	296
20	Crown Castle International Corp.	1,738
33	Douglas Emmett, Inc.	1,029
64	Equinix, Inc.	19,445
138	Equity Commonwealth (a)	3,834
49	Equity LifeStyle Properties, Inc.	3,273
10	Equity Residential	824
56	Extra Space Storage, Inc.	4,949
29	Four Corners Property Trust, Inc. (a)	712
15	Mid-America Apartment Communities, Inc.	1,380
11	NorthStar Realty Europe Corp.	132
142	Paramount Group, Inc.	2,567
58	Post Properties, Inc.	3,455
18	Regency Centers Corp.	1,247
8	SL Green Realty Corp.	926
35	Taubman Centers, Inc.	2,693
206	Two Harbors Investment Corp.	1,669
3	Ventas, Inc.	179
49	Vornado Realty Trust	4,878
15	Welltower, Inc.	1,000
318	Weyerhaeuser Co.	9,540
37	WP Carey, Inc.	2,165

		79,101

	Real Estate Management & Development — 1.7%
93	Jones Lang LaSalle, Inc.	14,803

	Total Financials	193,945

	Health Care — 10.3%
	Biotechnology — 2.0%
34	Alnylam Pharmaceuticals, Inc. (a)	3,191
48	BioMarin Pharmaceutical, Inc. (a)	4,997
16	Incyte Corp. (a)	1,692
16	Intercept Pharmaceuticals, Inc. (a)	2,420
64	Medivation, Inc. (a)	3,079
25	Puma Biotechnology, Inc. (a)	1,921

		17,300

	Health Care Equipment & Supplies — 3.2%
6	C.R. Bard, Inc.	1,136

		—
323	Hologic, Inc. (a)	12,493
136	Zimmer Biomet Holdings, Inc.	13,973

		27,602

	Health Care Providers & Services — 3.7%
184	AmerisourceBergen Corp.	19,124
3	Centene Corp. (a)	184
10	Cigna Corp.	1,463

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2015	J.P. MORGAN INTREPID FUNDS	23

JPMorgan Intrepid Mid Cap Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2015 (Unaudited) (continued)

(Amounts in thousands, except number of Futures contracts)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	Health Care Providers & Services — continued
122	Community Health Systems, Inc. (a)	3,245
34	Health Net, Inc. (a)	2,293
4	Humana, Inc.	661
87	Premier, Inc., Class A (a)	3,069
43	Tenet Healthcare Corp. (a)	1,297

		31,336

	Pharmaceuticals — 1.4%
71	Endo International plc, (Ireland) (a)	4,371
6	Jazz Pharmaceuticals plc, (Ireland) (a)	899
25	Mallinckrodt plc (a)	1,866
33	Perrigo Co. plc, (Ireland)	4,703

		11,839

	Total Health Care	88,077

	Industrials — 13.1%
	Aerospace & Defense — 2.9%
32	BWX Technologies, Inc.	1,023
137	Huntington Ingalls Industries, Inc.	17,418
4	Northrop Grumman Corp.	680
18	Orbital ATK, Inc.	1,617
80	Spirit AeroSystems Holdings, Inc., Class A (a)	3,981

		24,719

	Airlines — 3.3%
114	Delta Air Lines, Inc.	5,758
345	JetBlue Airways Corp. (a)	7,817
257	United Continental Holdings, Inc. (a)	14,703

		28,278

	Commercial Services & Supplies — 1.6%
369	KAR Auction Services, Inc.	13,675

	Construction & Engineering — 2.5%
536	AECOM (a)	16,093
34	Fluor Corp.	1,596
87	Jacobs Engineering Group, Inc. (a)	3,629

		21,318

	Electrical Equipment — 0.1%
16	Babcock & Wilcox Enterprises, Inc. (a)	337
	Machinery — 2.0%
155	Crane Co.	7,415
47	Ingersoll-Rand plc	2,604
72	Parker-Hannifin Corp.	6,939

		16,958

	Professional Services — 0.6%
64	ManpowerGroup, Inc.	5,378

SHARES	SECURITY DESCRIPTION	VALUE($)

	Road & Rail — 0.1%
19	Landstar System, Inc.	1,120

	Total Industrials	111,783

	Information Technology — 14.4%
	Communications Equipment — 1.4%
99	Harris Corp.	8,642
105	Juniper Networks, Inc.	2,898

		11,540

	Electronic Equipment, Instruments & Components — 1.0%
79	Avnet, Inc.	3,372
179	Ingram Micro, Inc., Class A	5,441

		8,813

	Internet Software & Services — 0.3%
12	LinkedIn Corp., Class A (a)	2,723

	IT Services — 3.7%
488	Computer Sciences Corp.	15,951
263	Vantiv, Inc., Class A (a)	12,481
268	Xerox Corp.	2,845

		31,277

	Semiconductors & Semiconductor Equipment — 3.8%
469	Applied Materials, Inc.	8,747
61	First Solar, Inc. (a)	3,992
27	Lam Research Corp.	2,121
1,480	Marvell Technology Group Ltd., (Bermuda)	13,057
157	Micron Technology, Inc. (a)	2,220
206	ON Semiconductor Corp. (a)	2,022

		32,159

	Software — 3.0%
70	Cadence Design Systems, Inc. (a)	1,450
164	Citrix Systems, Inc. (a)	12,369
61	Nuance Communications, Inc. (a)	1,207
239	Synopsys, Inc. (a)	10,878

		25,904

	Technology Hardware, Storage & Peripherals — 1.2%
140	Lexmark International, Inc., Class A	4,553
245	NCR Corp. (a)	5,995

		10,548

	Total Information Technology	122,964

	Materials — 4.9%
	Chemicals — 1.7%
13	Ashland, Inc.	1,335
150	Cabot Corp.	6,124

SEE NOTES TO FINANCIAL STATEMENTS

24	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2015

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	Chemicals — continued
13	Huntsman Corp.	151
72	PPG Industries, Inc.	7,145

		14,755

	Containers & Packaging — 1.4%
36	Avery Dennison Corp.	2,274
84	Crown Holdings, Inc. (a)	4,269
51	Sealed Air Corp.	2,288
63	WestRock Co.	2,879

		11,710

	Metals & Mining — 1.2%
9	Nucor Corp.	354
68	Reliance Steel & Aluminum Co.	3,915
344	Steel Dynamics, Inc.	6,144

		10,413

	Paper & Forest Products — 0.6%
49	Domtar Corp., (Canada)	1,826
96	International Paper Co.	3,604

		5,430

	Total Materials	42,308

	Telecommunication Services — 0.8%
	Diversified Telecommunication Services — 0.8%
1,534	Frontier Communications Corp.	7,163

	Utilities — 5.6%
	Electric Utilities — 0.7%
78	Entergy Corp.	5,359
8	Pinnacle West Capital Corp.	516

		5,875

	Gas Utilities — 1.0%
242	UGI Corp.	8,162

	Independent Power & Renewable Electricity Producers — 0.4%
388	AES Corp.	3,714

SHARES	SECURITY DESCRIPTION	VALUE($)

	Multi-Utilities — 3.5%
39	Alliant Energy Corp.	2,407
47	Ameren Corp.	2,049
124	CenterPoint Energy, Inc.	2,273
116	CMS Energy Corp.	4,178
35	Consolidated Edison, Inc.	2,275
62	DTE Energy Co.	4,964
93	Public Service Enterprise Group, Inc.	3,598
57	Sempra Energy	5,359
102	TECO Energy, Inc.	2,709

		29,812

	Total Utilities	47,563

	Total Common Stocks (Cost $764,219)	834,284

NUMBER OF RIGHTS
Rights — 0.0% (g)
	Consumer Staples — 0.0% (g)
	Food & Staples Retailing — 0.0% (g)
121	Safeway, Inc. PDC CVR, expiring 01/30/17 (a)	6
121	Safeway, Inc. PDC CVR, expiring 01/30/18 (a)	8

	Total Rights (Cost $–)	14

SHARES
Short-Term Investment — 2.6%
	Investment Company — 2.6%
22,090	JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares, 0.210% (b) (l) (Cost $22,090)	22,090

	Total Investments — 100.0% (Cost $786,309)	856,388
	Other Assets in Excess of Liabilities — 0.0% (c) (g)	107

	NET ASSETS — 100.0%	$856,495

Percentages indicated are based on net assets.

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL VALUE AT DECEMBER 31, 2015	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
157	S&P Mid Cap 400	03/18/16	USD	$21,878	$(80)

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2015	J.P. MORGAN INTREPID FUNDS	25

JPMorgan Intrepid Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2015 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 95.9%
	Consumer Discretionary — 5.5%
	Automobiles — 1.7%
2,183	Ford Motor Co.	30,763

	Diversified Consumer Services — 0.1%
49	ServiceMaster Global Holdings, Inc. (a)	1,915

	Hotels, Restaurants & Leisure — 0.7%
194	Darden Restaurants, Inc.	12,333

	Household Durables — 0.5%
451	PulteGroup, Inc.	8,028

	Media — 1.4%
206	CBS Corp. (Non-Voting), Class B	9,699
3,561	Sirius XM Holdings, Inc. (a)	14,494

		24,193

	Multiline Retail — 0.7%
102	Macy’s, Inc.	3,575
132	Target Corp.	9,548

		13,123

	Specialty Retail — 0.4%
667	Staples, Inc.	6,314

	Total Consumer Discretionary	96,669

	Consumer Staples — 6.2%
	Food & Staples Retailing — 2.0%
111	CVS Health Corp.	10,892
581	Kroger Co. (The)	24,282

		35,174

	Food Products — 2.4%
715	Archer-Daniels-Midland Co.	26,219
146	Bunge Ltd.	9,996
293	Pilgrim’s Pride Corp.	6,479

		42,694

	Household Products — 0.4%
187	Energizer Holdings, Inc.	6,369

	Personal Products — 1.4%
57	Edgewell Personal Care Co.	4,475
194	Herbalife Ltd. (a)	10,376
257	Nu Skin Enterprises, Inc., Class A	9,730

		24,581

	Total Consumer Staples	108,818

	Energy — 11.9%
	Energy Equipment & Services — 4.5%
75	Baker Hughes, Inc.	3,452
200	Cameron International Corp. (a)	12,653

SHARES	SECURITY DESCRIPTION	VALUE($)

	Energy Equipment & Services — continued
806	Ensco plc, (United Kingdom), Class A	12,400
175	FMC Technologies, Inc. (a)	5,071
418	Frank’s International N.V., (Netherlands)	6,975
335	National Oilwell Varco, Inc.	11,216
1,124	Noble Corp. plc, (United Kingdom)	11,853
106	Schlumberger Ltd.	7,372
2,388	Seadrill Ltd., (United Kingdom) (a)	8,093

		79,085

	Oil, Gas & Consumable Fuels — 7.4%
100	Chevron Corp.	8,965
278	ConocoPhillips	12,961
935	Denbury Resources, Inc.	1,888
148	Devon Energy Corp.	4,746
45	Exxon Mobil Corp.	3,516
584	Marathon Oil Corp.	7,358
396	Marathon Petroleum Corp.	20,523
420	Occidental Petroleum Corp.	28,369
577	Valero Energy Corp.	40,814

		129,140

	Total Energy	208,225

	Financials — 28.3%
	Banks — 11.3%
2,826	Bank of America Corp.	47,567
1,069	Citigroup, Inc.	55,315
855	KeyCorp	11,283
53	PNC Financial Services Group, Inc. (The)	5,020
116	Popular, Inc., (Puerto Rico)	3,296
42	U.S. Bancorp	1,792
1,366	Wells Fargo & Co.	74,253

		198,526

	Capital Markets — 2.0%
111	Ameriprise Financial, Inc.	11,845
100	Goldman Sachs Group, Inc. (The)	18,068
184	Morgan Stanley	5,853

		35,766

	Consumer Finance — 1.2%
22	Capital One Financial Corp.	1,609
344	Discover Financial Services	18,424

		20,033

	Diversified Financial Services — 1.7%
219	MSCI, Inc.	15,811
376	Voya Financial, Inc.	13,871

		29,682

SEE NOTES TO FINANCIAL STATEMENTS.

26	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2015

SHARES		SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
		Insurance — 7.8%
371		Allstate Corp. (The)	23,011
241		Aspen Insurance Holdings Ltd., (Bermuda)	11,640
250		Axis Capital Holdings Ltd., (Bermuda)	14,044
85		Everest Re Group Ltd., (Bermuda)	15,599
329		Hartford Financial Services Group, Inc. (The)	14,277
279		Lincoln National Corp.	14,013
314		Prudential Financial, Inc.	25,595
32		Travelers Cos., Inc. (The)	3,645
315		Validus Holdings Ltd., (Bermuda)	14,567

			136,391

		Real Estate Investment Trusts (REITs) — 2.7%
295		American Capital Agency Corp.	5,114
319		Annaly Capital Management, Inc.	2,990
492		Equity Commonwealth (a)	13,632
212		Hospitality Properties Trust	5,533
117		NorthStar Realty Finance Corp.	1,987
406		Piedmont Office Realty Trust, Inc., Class A	7,673
332		RLJ Lodging Trust	7,183
38		Vornado Realty Trust	3,759

			47,871

		Real Estate Management & Development — 1.6%
388		CBRE Group, Inc., Class A (a)	13,407
86		Jones Lang LaSalle, Inc.	13,700
–	(h)	RMR Group, Inc.(The), Class A (a)	–	(h)

			27,107

		Total Financials	495,376

		Health Care — 12.2%
		Biotechnology — 2.5%
32		Amgen, Inc.	5,243
288		Gilead Sciences, Inc.	29,133
64		United Therapeutics Corp. (a)	9,976

			44,352

		Health Care Equipment & Supplies — 1.1%
254		Alere, Inc. (a)	9,925
29		C.R. Bard, Inc.	5,513
96		Hologic, Inc. (a)	3,695
			19,133

		Health Care Providers & Services — 4.9%
136		AmerisourceBergen Corp.	14,063
52		Anthem, Inc.	7,195
39		Cardinal Health, Inc.	3,481
106		Cigna Corp.	15,482

SHARES	SECURITY DESCRIPTION	VALUE($)

	Health Care Providers & Services — continued
218	Health Net, Inc. (a)	14,890
95	Humana, Inc.	16,905
229	Molina Healthcare, Inc. (a)	13,788

		85,804

	Pharmaceuticals — 3.7%
2,017	Pfizer, Inc.	65,116

	Total Health Care	214,405

	Industrials — 10.4%
	Aerospace & Defense — 5.4%
170	Curtiss-Wright Corp.	11,659
239	General Dynamics Corp.	32,870
195	Northrop Grumman Corp.	36,724
275	Spirit AeroSystems Holdings, Inc., Class A (a)	13,779

		95,032

	Airlines — 1.4%
490	Delta Air Lines, Inc.	24,833
	Commercial Services & Supplies — 1.0%
565	Pitney Bowes, Inc.	11,657
359	R.R. Donnelley & Sons Co.	5,290

		16,947

	Construction & Engineering — 0.9%
494	AECOM (a)	14,847

	Machinery — 1.7%
37	Deere & Co.	2,829
216	Illinois Tool Works, Inc.	20,019
66	Valmont Industries, Inc.	6,955

		29,803

	Total Industrials	181,462

	Information Technology — 11.3%
	Communications Equipment — 2.4%
591	Cisco Systems, Inc.	16,048
523	Juniper Networks, Inc.	14,424
212	QUALCOMM, Inc.	10,587

		41,059

	Internet Software & Services — 0.8%
157	VeriSign, Inc. (a)	13,690

	IT Services — 3.0%
137	Amdocs Ltd.	7,465
427	Computer Sciences Corp.	13,961
393	CoreLogic, Inc. (a)	13,310
73	CSRA, Inc.	2,184
84	International Business Machines Corp.	11,560

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2015	J.P. MORGAN INTREPID FUNDS	27

JPMorgan Intrepid Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2015 (Unaudited) (continued)

(Amounts in thousands, except number of Futures contracts)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	IT Services — continued
47	Leidos Holdings, Inc.	2,656
90	Western Union Co. (The)	1,619

		52,755

	Semiconductors & Semiconductor Equipment — 2.5%
146	Intel Corp.	5,033
171	Lam Research Corp.	13,541
793	Micron Technology, Inc. (a)	11,232
672	Teradyne, Inc.	13,888

		43,694

	Software — 0.8%
725	Nuance Communications, Inc. (a)	14,424

	Technology Hardware, Storage & Peripherals — 1.8%
301	Apple, Inc.	31,652

	Total Information Technology	197,274

	Materials — 3.0%
	Chemicals — 1.8%
372	LyondellBasell Industries N.V., Class A	32,335

	Containers & Packaging — 0.6%
221	Sealed Air Corp.	9,857

	Metals & Mining — 0.6%
575	Steel Dynamics, Inc.	10,282

	Total Materials	52,474

	Telecommunication Services — 1.5%
	Diversified Telecommunication Services — 1.5%
496	AT&T, Inc.	17,054
407	CenturyLink, Inc.	10,235

SHARES	SECURITY DESCRIPTION	VALUE($)

	Diversified Telecommunication Services — continued
	Total Telecommunication Services	27,289

	Utilities — 5.6%
	Electric Utilities — 3.4%
490	American Electric Power Co., Inc.	28,529
210	Entergy Corp.	14,355
161	NextEra Energy, Inc.	16,716

		59,600

	Gas Utilities — 0.9%
445	UGI Corp.	15,038

	Independent Power & Renewable Electricity Producers — 0.5%
930	AES Corp.	8,902

	Multi-Utilities — 0.8%
361	Public Service Enterprise Group, Inc.	13,979

	Total Utilities	97,519

	Total Common Stocks (Cost $1,492,568)	1,679,511

Short-Term Investment — 3.9%
	Investment Company — 3.9%
69,084	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.170% (b) (l) (Cost $69,084)	69,084

	Total Investments — 99.8% (Cost $1,561,652)	1,748,595
	Other Assets in Excess of Liabilities — 0.2% (c)	2,853

	NET ASSETS — 100.0%	$1,751,448

Percentages indicated are based on net assets.

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL VALUE AT DECEMBER 31, 2015	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
683	E-mini S&P 500	03/18/16	USD	$69,509	$1,091

SEE NOTES TO FINANCIAL STATEMENTS.

28	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2015

JPMorgan Intrepid Funds

NOTES TO SCHEDULES OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2015 (Unaudited)

USD	— United States Dollar

(a)	— Non-income producing security.
(b)	— Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(c)	— Included in this amount is cash segregated as collateral for futures contracts.
(g)	— Amount rounds to less than 0.1%.

(h)	— Amount rounds to less than 1,000 (shares or dollars).
(l)	— The rate shown is the current yield as of December 31, 2015.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2015	J.P. MORGAN INTREPID FUNDS	29

STATEMENTS OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 2015 (Unaudited)

(Amounts in thousands, except per share amounts)

	Intrepid Advantage Fund		Intrepid America Fund		Intrepid Growth Fund
ASSETS:
Investments in non-affiliates, at value	$20,408		$3,630,381		$1,037,978
Investments in affiliates, at value	482		191,899		42,060

Total investment securities, at value	20,890		3,822,280		1,080,038
Cash	—		14		—
Deposits at broker for futures contracts	—		3,554		2,067
Receivables:
Investment securities sold	—		—	(a)	—	(a)
Fund shares sold	54		1,096		545
Dividends from non-affiliates	25		2,693		695
Dividends from affiliates	—	(a)	18		5
Other assets	—		—		28

Total Assets	20,969		3,829,655		1,083,378

LIABILITIES:
Payables:
Investment securities purchased	—		99,289		676
Fund shares redeemed	—	(a)	797		219
Variation margin on futures contracts	—		146		244
Accrued liabilities:
Investment advisory fees	1		1,250		352
Administration fees	—	(a)	260		10
Distribution fees	6		39		56
Shareholder servicing fees	4		60		39
Custodian and accounting fees	10		39		15
Trustees’ and Chief Compliance Officer’s fees	—	(a)	10		2
Audit fees	10		27		15
Other	3		82		42

Total Liabilities	34		101,999		1,670

Net Assets	$20,935		$3,727,656		$1,081,708

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

30	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2015

	Intrepid Advantage Fund	Intrepid America Fund	Intrepid Growth Fund
NET ASSETS:
Paid-in-Capital	$18,946	$3,148,335	$1,034,943
Accumulated undistributed (distributions in excess of) net investment income	2	(271)	(2)
Accumulated net realized gains (losses)	(1,941)	(5,339)	(156,023)
Net unrealized appreciation (depreciation)	3,928	584,931	202,790

Total Net Assets	$20,935	$3,727,656	$1,081,708

Net Assets:
Class A	$9,999	$130,189	$101,039
Class C	6,754	14,175	51,187
Class R2	—	4,368	2,625
Class R5	—	3,312	200,030
Class R6	—	3,311,516	578,229
Select Class	4,182	264,096	148,598

Total	$20,935	$3,727,656	$1,081,708

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	302	3,726	2,484
Class C	208	409	1,279
Class R2	—	128	66
Class R5	—	93	4,911
Class R6	—	94,283	14,203
Select Class	126	7,415	3,601

Net Asset Value (a):
Class A — Redemption price per share	$33.07	$34.94	$40.68
Class C — Offering price per share (b)	32.43	34.64	40.03
Class R2 — Offering and redemption price per share	—	34.23	40.02
Class R5 — Offering and redemption price per share	—	35.64	40.73
Class R6 — Offering and redemption price per share	—	35.12	40.71
Select Class — Offering and redemption price per share	33.23	35.62	41.26
Class A maximum sales charge	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% – maximum sales charge)]	$34.90	$36.88	$42.93

Cost of investments in non-affiliates	$16,480	$3,046,978	$835,919
Cost of investments in affiliates	482	191,899	42,060

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2015	J.P. MORGAN INTREPID FUNDS	31

STATEMENTS OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 2015 (Unaudited) (continued)

(Amounts in thousands, except per share amounts)

	Intrepid Mid Cap Fund	Intrepid Value Fund
ASSETS:
Investments in non-affiliates, at value	$834,298	$1,679,511
Investments in affiliates, at value	22,090	69,084

Total investment securities, at value	856,388	1,748,595
Cash	5	17
Deposits at broker for futures contracts	1,073	3,244
Receivables:
Investment securities sold	—	—	(a)
Fund shares sold	1,073	2,757
Dividends from non-affiliates	1,021	1,652
Dividends from affiliates	2	8

Total Assets	859,562	1,756,273

LIABILITIES:
Payables:
Fund shares redeemed	2,170	3,099
Variation margin on futures contracts	204	656
Accrued liabilities:
Investment advisory fees	418	517
Administration fees	22	75
Distribution fees	120	94
Shareholder servicing fees	53	110
Custodian and accounting fees	12	25
Trustees’ and Chief Compliance Officer’s fees	2	3
Audit fees	12	15
Other	54	231

Total Liabilities	3,067	4,825

Net Assets	$856,495	$1,751,448

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

32	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2015

	Intrepid Mid Cap Fund	Intrepid Value Fund
NET ASSETS:
Paid-in-Capital	$799,194	$1,588,686
Accumulated undistributed (distributions in excess of) net investment income	(181)	(50)
Accumulated net realized gains (losses)	(12,517)	(25,222)
Net unrealized appreciation (depreciation)	69,999	188,034

Total Net Assets	$856,495	$1,751,448

Net Assets:
Class A	$317,019	$260,080
Class C	81,643	48,844
Class R2	—	15,679
Class R5	—	88,457
Class R6	220,902	77,199
Select Class	236,931	1,261,189

Total	$856,495	$1,751,448

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	16,876	8,235
Class C	5,053	1,563
Class R2	—	499
Class R5	—	2,782
Class R6	11,228	2,427
Select Class	12,037	39,759

Net Asset Value (a):
Class A—Redemption price per share	$18.79	$31.58
Class C—Offering price per share (b)	16.16	31.25
Class R2—Offering and redemption price per share	—	31.42
Class R5—Offering and redemption price per share	—	31.80
Class R6—Offering and redemption price per share	19.67	31.80
Select Class—Offering and redemption price per share	19.68	31.72
Class A maximum sales charge	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% – maximum sales charge)]	$19.83	$33.33

Cost of investments in non-affiliates	$764,219	$1,492,568
Cost of investments in affiliates	22,090	69,084

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2015	J.P. MORGAN INTREPID FUNDS	33

STATEMENTS OF OPERATIONS

FOR THE SIX MONTHS ENDED DECEMBER 31, 2015 (Unaudited)

(Amounts in thousands)

	Intrepid Advantage Fund	Intrepid America Fund	Intrepid Growth Fund
INVESTMENT INCOME:
Dividend income from non-affiliates	$403	$35,221	$7,941
Dividend income from affiliates	— (a)	48	17

Total investment income	403	35,269	7,958

EXPENSES:
Investment advisory fees	69	7,474	2,682
Administration fees	9	1,529	439
Distribution fees:
Class A	13	178	129
Class C	25	55	190
Class R2	—	9	5
Shareholder servicing fees:
Class A	13	178	129
Class C	8	18	63
Class R2	—	5	3
Class R5	—	357	49
Select Class	6	1,371	668
Custodian and accounting fees	13	46	21
Professional fees	23	50	25
Trustees’ and Chief Compliance Officer’s fees	— (a)	19	5
Printing and mailing costs	2	28	19
Registration and filing fees	18	50	49
Transfer agent fees (See Note 2.D.)	3	21	15
Sub-transfer agent fees (See Note 2.D.)	7	166	162
Other	2	14	6

Total expenses	211	11,568	4,659

Less fees waived	(77)	(223)	(1,148)
Less expense reimbursements	—	(2)	(6)

Net expenses	134	11,343	3,505

Net investment income (loss)	269	23,926	4,453

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	129	48,974	13,324
Futures	—	(2,455)	(1,727)
Foreign currency transactions	—	2	— (a)

Net realized gain (loss)	129	46,521	11,597

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	(648)	(118,781)	(15,002)
Futures	—	2,662	1,221

Change in net unrealized appreciation/depreciation	(648)	(116,119)	(13,781)

Net realized/unrealized gains (losses)	(519)	(69,598)	(2,184)

Change in net assets resulting from operations	$(250)	$(45,672)	$2,269

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

34	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2015

	Intrepid Mid Cap Fund	Intrepid Value Fund
INVESTMENT INCOME:
Dividend income from non-affiliates	$9,144	$22,046
Dividend income from affiliates	10	23

Total investment income	9,154	22,069

EXPENSES:
Investment advisory fees	3,001	3,570
Administration fees	378	731
Distribution fees:
Class A	437	306
Class C	318	193
Class R2	—	37
Shareholder servicing fees:
Class A	437	306
Class C	106	64
Class R2	—	18
Class R5	—	23
Select Class	523	1,658
Custodian and accounting fees	30	28
Professional fees	25	28
Trustees’ and Chief Compliance Officer’s fees	5	9
Printing and mailing costs	41	76
Registration and filing fees	74	80
Transfer agent fees (See Note 2.D.)	34	51
Sub-transfer agent fees (See Note 2.D.)	391	1,012
Other	6	7

Total expenses	5,806	8,197

Less fees waived	(942)	(1,947)
Less expense reimbursements	(1)	(9)

Net expenses	4,863	6,241

Net investment income (loss)	4,291	15,828

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	(2,621)	25,953
Futures	(2,877)	(3,856)

Net realized gain (loss)	(5,498)	22,097

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	(53,071)	(153,599)
Futures	214	1,534

Change in net unrealized appreciation/depreciation	(52,857)	(152,065)

Net realized/unrealized gains (losses)	(58,355)	(129,968)

Change in net assets resulting from operations	$(54,064)	$(114,140)

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2015	J.P. MORGAN INTREPID FUNDS	35

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	Intrepid Advantage Fund		Intrepid America Fund
	Six Months Ended December 31, 2015 (Unaudited)	Year Ended June 30, 2015	Six Months Ended December 31, 2015 (Unaudited)	Year Ended June 30, 2015
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$269	$161	$23,926	$49,610
Net realized gain (loss)	129	1,123	46,521	242,651
Change in net unrealized appreciation/depreciation	(648)	181	(116,119)	(13,084)

Change in net assets resulting from operations	(250)	1,465	(45,672)	279,177

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(166)	(78)	(997)	(1,555)
From net realized gains	—	—	(7,771)	(7,056)
Class C
From net investment income	(82)	(37)	(59)	(59)
From net realized gains	—	—	(875)	(488)
Class R2
From net investment income	—	—	(39)	(8)
From net realized gains	—	—	(263)	(20)
Class R5
From net investment income	—	—	—	(22,291)
From net realized gains	—	—	(200)	(75,877)
Class R6 (a)
From net investment income	—	—	(47,617)	—
From net realized gains	—	—	(196,504)	—
Select Class
From net investment income	(80)	(33)	(411)	(17,845)
From net realized gains	—	—	(16,260)	(72,997)

Total distributions to shareholders	(328)	(148)	(270,996)	(198,196)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(1,127)	4,710	334,687	645,023

NET ASSETS:
Change in net assets	(1,705)	6,027	18,019	726,004
Beginning of period	22,640	16,613	3,709,637	2,983,633

End of period	$20,935	$22,640	$3,727,656	$3,709,637

Accumulated undistributed (distributions in excess of) net investment income	$2	$61	$(271)	$24,926

(a)	Commencement of offering of class of shares effective November 2, 2015 for Intrepid America Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

36	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2015

	Intrepid Growth Fund		Intrepid Mid Cap Fund
	Six Months Ended December 31, 2015 (Unaudited)	Year Ended June 30, 2015	Six Months Ended December 31, 2015 (Unaudited)	Year Ended June 30, 2015
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$4,453	$7,255	$4,291	$3,270
Net realized gain (loss)	11,597	86,067	(5,498)	83,487
Change in net unrealized appreciation/depreciation	(13,781)	586	(52,857)	(52,938)

Change in net assets resulting from operations	2,269	93,908	(54,064)	33,819

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(645)	(320)	(1,481)	(1,100)
From net realized gains	—	—	(27,036)	(33,270)
Class B (a)
From net investment income	—	—	—	(5)
From net realized gains	—	—	—	(722)
Class C
From net investment income	(111)	(45)	(279)	(75)
From net realized gains	—	—	(7,872)	(8,490)
Class R2
From net investment income	(19)	(1)	—	—
Class R5
From net investment income	(2,127)	(995)	—	—
Class R6 (b)
From net investment income	(6,464)	—	(1,140)	—
From net realized gains	—	—	(17,654)	—
Select Class
From net investment income	(70)	(3,526)	(1,549)	(2,295)
From net realized gains	—	—	(19,338)	(53,175)

Total distributions to shareholders	(9,436)	(4,887)	(76,349)	(99,132)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	34,046	189,626	11,359	443,967

NET ASSETS:
Change in net assets	26,879	278,647	(119,054)	378,654
Beginning of period	1,054,829	776,182	975,549	596,895

End of period	$1,081,708	$1,054,829	$856,495	$975,549

Accumulated undistributed (distributions in excess of) net investment income	$(2)	$4,981	$(181)	$(23)

(a)	All remaining Class B Shares converted to Class A Shares on June 19, 2015 for Intrepid Mid Cap Fund.
(b)	Commencement of offering of class of shares effective November 2, 2015.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2015	J.P. MORGAN INTREPID FUNDS	37

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Intrepid Value Fund
	Six Months Ended December 31, 2015 (Unaudited)	Year Ended June 30, 2015
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$15,828	$23,033
Net realized gain (loss)	22,097	117,183
Change in net unrealized appreciation/depreciation	(152,065)	(55,479)

Change in net assets resulting from operations	(114,140)	84,737

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(2,265)	(1,883)
From net realized gains	(12,129)	(10,740)
Class C
From net investment income	(292)	(373)
From net realized gains	(2,317)	(3,334)
Class R2
From net investment income	(111)	(98)
From net realized gains	(725)	(155)
Class R5
From net investment income	(902)	(1,285)
From net realized gains	(4,135)	(6,160)
Class R6
From net investment income	(729)	(508)
From net realized gains	(3,575)	(2,196)
Select Class
From net investment income	(11,562)	(18,775)
From net realized gains	(58,980)	(102,921)

Total distributions to shareholders	(97,722)	(148,428)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	175,527	385,861

NET ASSETS:
Change in net assets	(36,335)	322,170
Beginning of period	1,787,783	1,465,613

End of period	$1,751,448	$1,787,783

Accumulated undistributed (distributions in excess of) net investment income	$(50)	$(17)

SEE NOTES TO FINANCIAL STATEMENTS.

38	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2015

	Intrepid Advantage Fund		Intrepid America Fund
	Six Months Ended December 31, 2015 (Unaudited)	Year Ended June 30, 2015	Six Months Ended December 31, 2015 (Unaudited)	Year Ended June 30, 2015
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$1,005	$3,725	$29,472	$168,215
Distributions reinvested	166	78	8,675	7,997
Cost of shares redeemed	(1,843)	(3,040)	(80,856)	(94,262)

Change in net assets resulting from Class A capital transactions	$(672)	$763	$(42,709)	$81,950

Class C
Proceeds from shares issued	$407	$3,609	$1,229	$7,099
Distributions reinvested	77	34	840	508
Cost of shares redeemed	(422)	(832)	(1,678)	(1,603)

Change in net assets resulting from Class C capital transactions	$62	$2,811	$391	$6,004

Class R2
Proceeds from shares issued	$—	$—	$2,119	$3,255
Distributions reinvested	—	—	206	10
Cost of shares redeemed	—	—	(548)	(567)

Change in net assets resulting from Class R2 capital transactions	$—	$—	$1,777	$2,698

Class R5
Proceeds from shares issued	$—	$—	$146,434	$551,608
Distributions reinvested	—	—	98	98,125
Cost of shares redeemed	—	—	(2,206,006)	(31,065)

Change in net assets resulting from Class R5 capital transactions	$—	$—	$(2,059,474)	$618,668

Class R6 (a)
Proceeds from shares issued	$—	$—	$3,438,029	$—
Distributions reinvested	—	—	244,121	—
Cost of shares redeemed	—	—	(12,684)	—

Change in net assets resulting from Class R6 capital transactions	$—	$—	$3,669,466	$—

Select Class
Proceeds from shares issued	$266	$1,411	$71,557	$111,237
Distributions reinvested	50	22	3,411	75,360
Cost of shares redeemed	(833)	(297)	(1,309,732)	(250,894)

Change in net assets resulting from Select Class capital transactions	$(517)	$1,136	$(1,234,764)	$(64,297)

Total change in net assets resulting from capital transactions	$(1,127)	$4,710	$334,687	$645,023

(a)	Commencement of offering of class of shares effective November 2, 2015 for Intrepid America Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2015	J.P. MORGAN INTREPID FUNDS	39

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Intrepid Advantage Fund		Intrepid America Fund
	Six Months Ended December 31, 2015 (Unaudited)	Year Ended June 30, 2015	Six Months Ended December 31, 2015 (Unaudited)	Year Ended June 30, 2015
SHARE TRANSACTIONS:
Class A
Issued	31	112	794	4,472
Reinvested	5	2	249	216
Redeemed	(55)	(90)	(2,155)	(2,456)

Change in Class A Shares	(19)	24	(1,112)	2,232

Class C
Issued	12	113	34	188
Reinvested	2	1	24	14
Redeemed	(13)	(25)	(46)	(42)

Change in Class C Shares	1	89	12	160

Class R2
Issued	—	—	59	88
Reinvested	—	—	6	— (a)
Redeemed	—	—	(15)	(15)

Change in Class R2 Shares	—	—	50	73

Class R5
Issued	—	—	3,878	14,342
Reinvested	—	—	3	2,615
Redeemed	—	—	(56,250)	(816)

Change in Class R5 Shares	—	—	(52,369)	16,141

Class R6 (b)
Issued	—	—	87,682	—
Reinvested	—	—	6,953	—
Redeemed	—	—	(352)	—

Change in Class R6 Shares	—	—	94,283	—

Select Class
Issued	8	42	1,975	2,960
Reinvested	2	1	97	2,006
Redeemed	(25)	(9)	(33,425)	(6,458)

Change in Select Class Shares	(15)	34	(31,353)	(1,492)

(a)	Amount rounds to less than $1,000 shares.
(b)	Commencement of offering of class of shares effective November 2, 2015 for Intrepid America Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

40	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2015

	Intrepid Growth Fund		Intrepid Mid Cap Fund
	Six Months Ended December 31, 2015 (Unaudited)	Year Ended June 30, 2015	Six Months Ended December 31, 2015 (Unaudited)	Year Ended June 30, 2015
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$20,647	$98,088	$68,681	$241,603
Distributions reinvested	464	307	25,965	32,554
Cost of shares redeemed	(25,931)	(30,452)	(105,608)	(68,865)
Conversion from Class B Shares	—	—	—	3,279

Change in net assets resulting from Class A capital transactions	$(4,820)	$67,943	$(10,962)	$208,571

Class B (a)
Proceeds from shares issued	$—	$—	$—	$113
Distributions reinvested	—	—	—	692
Cost of shares redeemed	—	—	—	(2,858)
Conversion to Class A Shares	—	—	—	(3,279)

Change in net assets resulting from Class B capital transactions	$—	$—	$—	$(5,332)

Class C
Proceeds from shares issued	$5,967	$30,221	$12,134	$48,031
Distributions reinvested	81	35	7,157	7,809
Cost of shares redeemed	(3,870)	(3,414)	(11,642)	(11,521)

Change in net assets resulting from Class C capital transactions	$2,178	$26,842	$7,649	$44,319

Class R2
Proceeds from shares issued	$1,638	$1,169	$—	$—
Distributions reinvested	7	1	—	—
Cost of shares redeemed	(222)	(666)	—	—

Change in net assets resulting from Class R2 capital transactions	$1,423	$504	$—	$—

Class R5
Proceeds from shares issued	$25,215	$74,969	$—	$—
Distributions reinvested	1,858	995	—	—
Cost of shares redeemed	(14,709)	(24,666)	—	—

Change in net assets resulting from Class R5 capital transactions	$12,364	$51,298	$—	$—

Class R6 (b)
Proceeds from shares issued	$596,701	$—	$229,791	$—
Distributions reinvested	6,464	—	18,794	—
Cost of shares redeemed	(3,029)	—	(1)	—

Change in net assets resulting from Class R6 capital transactions	$600,136	$—	$248,584	$—

Select Class
Proceeds from shares issued	$44,497	$140,682	$88,860	$301,379
Distributions reinvested	46	3,214	16,939	49,847
Cost of shares redeemed	(621,778)	(100,857)	(339,711)	(154,817)

Change in net assets resulting from Select Class capital transactions	$(577,235)	$43,039	$(233,912)	$196,409

Total change in net assets resulting from capital transactions	$34,046	$189,626	$11,359	$443,967

(a)	All remaining Class B Shares converted to Class A Shares on June 19, 2015.
(b)	Commencement of offering of class of shares effective November 2, 2015.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2015	J.P. MORGAN INTREPID FUNDS	41

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Intrepid Growth Fund		Intrepid Mid Cap Fund
	Six Months Ended December 31, 2015 (Unaudited)	Year Ended June 30, 2015	Six Months Ended December 31, 2015 (Unaudited)	Year Ended June 30, 2015
SHARE TRANSACTIONS:
Class A
Issued	505	2,450	3,242	10,640
Reinvested	12	8	1,403	1,529
Redeemed	(633)	(764)	(5,086)	(3,017)
Conversion from Class B Shares	—	—	—	145

Change in Class A Shares	(116)	1,694	(441)	9,297

Class B (a)
Issued	—	—	—	5
Reinvested	—	—	—	37
Redeemed	—	—	—	(140)
Conversion to Class A Shares	—	—	—	(166)

Change in Class B Shares	—	—	—	(264)

Class C
Issued	149	774	680	2,416
Reinvested	2	1	450	420
Redeemed	(97)	(87)	(650)	(572)

Change in Class C Shares	54	688	480	2,264

Class R2
Issued	42	30	—	—
Reinvested	— (b)	— (b)	—	—
Redeemed	(6)	(16)	—	—

Change in Class R2 Shares	36	14	—	—

Class R5
Issued	617	1,842	—	—
Reinvested	46	24	—	—
Redeemed	(360)	(614)	—	—

Change in Class R5 Shares	303	1,252	—	—

Class R6 (c)
Issued	14,116	—	10,259	—
Reinvested	160	—	969	—
Redeemed	(73)	—	— (b)	—

Change in Class R6 Shares	14,203	—	11,228	—

Select Class
Issued	1,122	3,517	4,087	12,734
Reinvested	1	79	873	2,245
Redeemed	(14,685)	(2,493)	(15,346)	(6,494)

Change in Select Class Shares	(13,562)	1,103	(10,386)	8,485

(a)	All remaining Class B Shares converted to Class A Shares on June 19, 2015 for Intrepid Mid Cap Fund.
(b)	Amount rounds to less than 1,000 shares.
(c)	Commencement of offering of class of shares effective November 2, 2015.

SEE NOTES TO FINANCIAL STATEMENTS.

42	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2015

	Intrepid Value Fund
	Six Months Ended December 31, 2015 (Unaudited)	Year Ended June 30, 2015
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$141,929	$97,330
Distributions reinvested	13,786	12,172
Cost of shares redeemed	(38,019)	(45,423)

Change in net assets resulting from Class A capital transactions	$117,696	$64,079

Class C
Proceeds from shares issued	$4,649	$22,302
Distributions reinvested	2,342	3,280
Cost of shares redeemed	(5,510)	(6,296)

Change in net assets resulting from Class C capital transactions	$1,481	$19,286

Class R2
Proceeds from shares issued	$5,139	$15,444
Distributions reinvested	721	179
Cost of shares redeemed	(2,627)	(2,495)

Change in net assets resulting from Class R2 capital transactions	$3,233	$13,128

Class R5
Proceeds from shares issued	$16,428	$19,393
Distributions reinvested	5,037	7,445
Cost of shares redeemed	(6,327)	(20,221)

Change in net assets resulting from Class R5 capital transactions	$15,138	$6,617

Class R6
Proceeds from shares issued	$46,520	$25,620
Distributions reinvested	4,304	2,704
Cost of shares redeemed	(5,443)	(7,455)

Change in net assets resulting from Class R6 capital transactions	$45,381	$20,869

Select Class
Proceeds from shares issued	$165,367	$495,104
Distributions reinvested	65,151	109,550
Cost of shares redeemed	(237,920)	(342,772)

Change in net assets resulting from Select Class capital transactions	$(7,402)	$261,882

Total change in net assets resulting from capital transactions	$175,527	$385,861

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2015	J.P. MORGAN INTREPID FUNDS	43

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Intrepid Value Fund
	Six Months Ended December 31, 2015 (Unaudited)	Year Ended June 30, 2015
SHARE TRANSACTIONS:
Class A
Issued	4,062	2,685
Reinvested	440	348
Redeemed	(1,123)	(1,249)

Change in Class A Shares	3,379	1,784

Class C
Issued	139	616
Reinvested	76	95
Redeemed	(166)	(174)

Change in Class C Shares	49	537

Class R2
Issued	152	429
Reinvested	23	5
Redeemed	(77)	(69)

Change in Class R2 Shares	98	365

Class R5
Issued	472	527
Reinvested	160	212
Redeemed	(187)	(546)

Change in Class R5 Shares	445	193

Class R6
Issued	1,365	693
Reinvested	136	77
Redeemed	(161)	(205)

Change in Class R6 Shares	1,340	565

Select Class
Issued	4,842	13,382
Reinvested	2,073	3,121
Redeemed	(6,941)	(9,329)

Change in Select Class Shares	(26)	7,174

SEE NOTES TO FINANCIAL STATEMENTS.

44	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2015

THIS PAGE IS INTENTIONALLY LEFT BLANK

DECEMBER 31, 2015	J.P. MORGAN INTREPID FUNDS	45

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income
Intrepid Advantage Fund
Class A
Six Months Ended December 31, 2015 (Unaudited)	$34.01	$0.45	(f)	$(0.83)	$(0.38)	$(0.56)
Year Ended June 30, 2015	31.93	0.28	(f)	2.02	2.30	(0.22)
Year Ended June 30, 2014	25.54	0.20	(f)	6.37	6.57	(0.18)
Year Ended June 30, 2013	21.13	0.21	(f)(g)	4.44	4.65	(0.24)
Year Ended June 30, 2012	20.60	0.13	(f)	0.63	0.76	(0.23)
Year Ended June 30, 2011	15.44	0.17	(f)	5.03	5.20	(0.04)

Class C
Six Months Ended December 31, 2015 (Unaudited)	33.29	0.35	(f)	(0.81)	(0.46)	(0.40)
Year Ended June 30, 2015	31.38	0.12	(f)	1.98	2.10	(0.19)
Year Ended June 30, 2014	25.14	0.05	(f)	6.26	6.31	(0.07)
Year Ended June 30, 2013	20.81	0.10	(f)(g)	4.37	4.47	(0.14)
Year Ended June 30, 2012	20.25	0.04	(f)	0.62	0.66	(0.10)
Year Ended June 30, 2011	15.22	0.08	(f)	4.95	5.03	—

Select Class
Six Months Ended December 31, 2015 (Unaudited)	34.22	0.46	(f)	(0.81)	(0.35)	(0.64)
Year Ended June 30, 2015	32.07	0.37	(f)	2.04	2.41	(0.26)
Year Ended June 30, 2014	25.65	0.28	(f)	6.39	6.67	(0.25)
Year Ended June 30, 2013	21.21	0.28	(f)(g)	4.45	4.73	(0.29)
Year Ended June 30, 2012	20.70	0.19	(f)	0.62	0.81	(0.30)
Year Ended June 30, 2011	15.51	0.21	(f)	5.06	5.27	(0.08)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.
(g)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $0.17, $0.06 and $0.23 for Class A, Class C and Select Class Shares, respectively, and the net investment income (loss) ratio would have been 0.73%, 0.24% and 1.00% for Class A, Class C and Select Class Shares, respectively.

SEE NOTES TO FINANCIAL STATEMENTS.

46	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2015

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)(e)

$33.07	(1.11)%	$9,999	1.15%	2.68%		1.88%	13%
34.01	7.22	10,933	1.15	0.85		1.87	35
31.93	25.78	9,466	1.17	0.68		2.19	49
25.54	22.15	8,765	1.25	0.92	(g)	2.40	82
21.13	3.83	7,329	1.25	0.68		2.51	57
20.60	33.71	9,291	1.25	0.91		2.44	75

32.43	(1.36)	6,754	1.65	2.16		2.39	13
33.29	6.71	6,874	1.65	0.36		2.36	35
31.38	25.13	3,709	1.66	0.19		2.66	49
25.14	21.55	2,294	1.75	0.43	(g)	2.91	82
20.81	3.33	1,747	1.75	0.19		3.02	57
20.25	33.05	2,266	1.75	0.43		2.94	75

33.23	(0.99)	4,182	0.90	2.71		1.58	13
34.22	7.51	4,833	0.90	1.10		1.59	35
32.07	26.10	3,438	0.91	0.95		1.90	49
25.65	22.46	1,516	1.00	1.19	(g)	2.16	82
21.21	4.09	1,164	1.00	0.94		2.28	57
20.70	34.04	1,249	1.00	1.13		2.19	75

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2015	J.P. MORGAN INTREPID FUNDS	47

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Intrepid America Fund
Class A
Six Months Ended December 31, 2015 (Unaudited)	$38.08	$0.16	(f)	$(0.78)	$(0.62)	$(0.27)	$(2.25)	$(2.52)
Year Ended June 30, 2015	37.28	0.44	(f)	2.57	3.01	(0.38)	(1.83)	(2.21)
Year Ended June 30, 2014	29.76	0.30	(f)	7.49	7.79	(0.27)	—	(0.27)
Year Ended June 30, 2013	24.68	0.34	(f)	5.15	5.49	(0.41)	—	(0.41)
Year Ended June 30, 2012	24.55	0.19	(f)	0.10	0.29	(0.16)	—	(0.16)
Year Ended June 30, 2011	18.54	0.17	(f)	6.01	6.18	(0.17)	—	(0.17)

Class C
Six Months Ended December 31, 2015 (Unaudited)	37.74	0.07	(f)	(0.77)	(0.70)	(0.15)	(2.25)	(2.40)
Year Ended June 30, 2015	36.99	0.22	(f)	2.57	2.79	(0.21)	(1.83)	(2.04)
Year Ended June 30, 2014	29.53	0.13	(f)	7.42	7.55	(0.09)	—	(0.09)
Year Ended June 30, 2013	24.48	0.20	(f)	5.12	5.32	(0.27)	—	(0.27)
Year Ended June 30, 2012	24.29	0.07	(f)	0.12	0.19	—	—	—
Year Ended June 30, 2011	18.33	0.06	(f)	5.94	6.00	(0.04)	—	(0.04)

Class R2
Six Months Ended December 31, 2015 (Unaudited)	37.45	0.11	(f)	(0.77)	(0.66)	(0.31)	(2.25)	(2.56)
Year Ended June 30, 2015	36.82	0.33	(f)	2.55	2.88	(0.42)	(1.83)	(2.25)
Year Ended June 30, 2014	29.43	0.21	(f)	7.40	7.61	(0.22)	—	(0.22)
Year Ended June 30, 2013	24.43	0.26	(f)	5.11	5.37	(0.37)	—	(0.37)
Year Ended June 30, 2012	24.21	0.13	(f)	0.12	0.25	(0.03)	—	(0.03)
Year Ended June 30, 2011	18.36	0.13	(f)	5.92	6.05	(0.20)	—	(0.20)

Class R5
Six Months Ended December 31, 2015 (Unaudited)	38.41	0.21	(f)	(0.73)	(0.52)	—	(2.25)	(2.25)
Year Ended June 30, 2015	37.54	0.60	(f)	2.61	3.21	(0.51)	(1.83)	(2.34)
Year Ended June 30, 2014	29.94	0.46	(f)	7.54	8.00	(0.40)	—	(0.40)
Year Ended June 30, 2013	24.84	0.46	(f)	5.19	5.65	(0.55)	—	(0.55)
Year Ended June 30, 2012	24.69	0.30	(f)	0.10	0.40	(0.25)	—	(0.25)
Year Ended June 30, 2011	18.65	0.26	(f)	6.06	6.32	(0.28)	—	(0.28)

Class R6
November 2, 2015 (g) through December 31, 2015 (Unaudited)	39.15	0.12	(f)	(1.39)	(1.27)	(0.51)	(2.25)	(2.76)

Select Class
Six Months Ended December 31, 2015 (Unaudited)	38.49	0.18	(f)	(0.74)	(0.56)	(0.06)	(2.25)	(2.31)
Year Ended June 30, 2015	37.61	0.53	(f)	2.61	3.14	(0.43)	(1.83)	(2.26)
Year Ended June 30, 2014	30.00	0.38	(f)	7.56	7.94	(0.33)	—	(0.33)
Year Ended June 30, 2013	24.88	0.41	(f)	5.20	5.61	(0.49)	—	(0.49)
Year Ended June 30, 2012	24.73	0.25	(f)	0.10	0.35	(0.20)	—	(0.20)
Year Ended June 30, 2011	18.68	0.23	(f)	6.04	6.27	(0.22)	—	(0.22)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.
(g)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

48	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2015

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)(e)

$34.94	(1.54)%	$130,189	1.04%	0.84%	1.22%	27%
38.08	8.27	184,225	1.03	1.16	1.11	49
37.28	26.26	97,155	1.04	0.90	1.05	67
29.76	22.48	87,954	1.24	1.25	1.26	68
24.68	1.26	81,139	1.25	0.82	1.27	95
24.55	33.39	47,376	1.24	0.77	1.28	102

34.64	(1.78)	14,175	1.54	0.36	1.61	27
37.74	7.72	14,978	1.53	0.58	1.56	49
36.99	25.62	8,774	1.54	0.39	1.55	67
29.53	21.90	7,336	1.74	0.75	1.76	68
24.48	0.78	7,117	1.75	0.31	1.78	95
24.29	32.74	9,570	1.74	0.28	1.78	102

34.23	(1.67)	4,368	1.29	0.62	1.43	27
37.45	8.01	2,923	1.28	0.88	1.35	49
36.82	25.93	166	1.29	0.64	1.30	67
29.43	22.20	170	1.49	0.96	1.51	68
24.43	1.03	75	1.50	0.56	1.52	95
24.21	33.04	74	1.49	0.59	1.53	102

35.64	(1.27)	3,312	0.54	1.09	0.54	27
38.41	8.76	2,015,302	0.55	1.56	0.55	49
37.54	26.84	1,363,358	0.58	1.35	0.59	67
29.94	23.05	710,586	0.79	1.66	0.82	68
24.84	1.74	411,202	0.79	1.28	0.82	95
24.69	34.02	287,527	0.79	1.14	0.83	102

35.12	(3.15)	3,311,516	0.49	1.98	0.50	27

35.62	(1.38)	264,096	0.74	0.95	0.75	27
38.49	8.56	1,492,209	0.75	1.37	0.76	49
37.61	26.56	1,514,180	0.79	1.14	0.80	67
30.00	22.83	1,391,748	0.99	1.50	1.02	68
24.88	1.52	1,332,607	1.00	1.07	1.02	95
24.73	33.69	1,370,056	0.99	1.04	1.03	102

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2015	J.P. MORGAN INTREPID FUNDS	49

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income
Intrepid Growth Fund
Class A
Six Months Ended December 31, 2015 (Unaudited)	$40.99	$0.11	(f)	$(0.16)	$(0.05)	$(0.26)
Year Ended June 30, 2015	37.05	0.25	(f)	3.88	4.13	(0.19)
Year Ended June 30, 2014	29.36	0.18	(f)(g)	7.64	7.82	(0.13)
Year Ended June 30, 2013	25.00	0.21	(f)	4.34	4.55	(0.19)
Year Ended June 30, 2012	24.39	0.10	(f)	0.57	0.67	(0.06)
Year Ended June 30, 2011	17.93	0.12	(f)	6.48	6.60	(0.14)

Class C
Six Months Ended December 31, 2015 (Unaudited)	40.26	0.01	(f)	(0.15)	(0.14)	(0.09)
Year Ended June 30, 2015	36.45	0.05	(f)	3.81	3.86	(0.05)
Year Ended June 30, 2014	28.93	0.01	(f)(g)	7.52	7.53	(0.01)
Year Ended June 30, 2013	24.64	0.07	(f)	4.27	4.34	(0.05)
Year Ended June 30, 2012	24.09	(0.02	)(f)	0.57	0.55	—
Year Ended June 30, 2011	17.70	0.01	(f)	6.40	6.41	(0.02)

Class R2
Six Months Ended December 31, 2015 (Unaudited)	40.39	0.07	(f)	(0.15)	(0.08)	(0.29)
Year Ended June 30, 2015	36.49	0.12	(f)	3.85	3.97	(0.07)
Year Ended June 30, 2014	28.91	0.09	(f)(g)	7.54	7.63	(0.05)
Year Ended June 30, 2013	24.72	0.13	(f)	4.27	4.40	(0.21)
Year Ended June 30, 2012	24.13	0.07	(f)	0.54	0.61	(0.02)
Year Ended June 30, 2011	17.76	0.06	(f)	6.41	6.47	(0.10)

Class R5
Six Months Ended December 31, 2015 (Unaudited)	41.12	0.21	(f)	(0.16)	0.05	(0.44)
Year Ended June 30, 2015	37.09	0.41	(f)	3.91	4.32	(0.29)
Year Ended June 30, 2014	29.41	0.33	(f)(g)	7.65	7.98	(0.30)
Year Ended June 30, 2013	25.05	0.33	(f)	4.34	4.67	(0.31)
Year Ended June 30, 2012	24.45	0.21	(f)	0.57	0.78	(0.18)
Year Ended June 30, 2011	17.98	0.21	(f)	6.50	6.71	(0.24)

Class R6
November 2, 2015 (h) through December 31, 2015 (Unaudited)	42.20	0.11	(f)	(1.14)	(1.03)	(0.46)

Select Class
Six Months Ended December 31, 2015 (Unaudited)	41.27	0.12	(f)	(0.11)	0.01	(0.02)
Year Ended June 30, 2015	37.23	0.32	(f)	3.93	4.25	(0.21)
Year Ended June 30, 2014	29.52	0.26	(f)(g)	7.69	7.95	(0.24)
Year Ended June 30, 2013	25.15	0.28	(f)	4.35	4.63	(0.26)
Year Ended June 30, 2012	24.55	0.16	(f)	0.57	0.73	(0.13)
Year Ended June 30, 2011	18.04	0.17	(f)	6.53	6.70	(0.19)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.
(g)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $0.17, $0.00, $0.09, $0.32 and $0.26 for Class A, Class C, Class R2, Class R5 and Select Class Shares, respectively, and the net investment income (loss) ratio would have been 0.51%, 0.01%, 0.26%, 0.96% and 0.76% for Class A, Class C, Class R2, Class R5 and Select Class Shares, respectively.
(h)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

50	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2015

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)(e)

$40.68	(0.11)%	$101,039	0.93%	0.55%		1.21%	31%
40.99	11.16	106,573	0.96	0.62		1.16	64
37.05	26.68	33,563	1.16	0.54	(g)	1.17	67
29.36	18.27	33,582	1.24	0.76		1.30	67
25.00	2.76	32,027	1.25	0.42		1.32	110
24.39	36.86	41,424	1.24	0.54		1.33	129

40.03	(0.35)	51,187	1.42	0.07		1.70	31
40.26	10.60	49,309	1.46	0.12		1.66	64
36.45	26.05	19,566	1.65	0.03	(g)	1.67	67
28.93	17.66	15,462	1.74	0.26		1.79	67
24.64	2.28	14,298	1.75	(0.09)		1.82	110
24.09	36.21	17,811	1.74	0.05		1.83	129

40.02	(0.20)	2,625	1.17	0.35		1.63	31
40.39	10.87	1,205	1.22	0.31		1.45	64
36.49	26.41	601	1.41	0.28	(g)	1.42	67
28.91	17.90	603	1.49	0.49		1.54	67
24.72	2.53	375	1.50	0.29		1.56	110
24.13	36.49	78	1.49	0.26		1.58	129

40.73	0.12	200,030	0.47	1.02		0.72	31
41.12	11.66	189,466	0.54	1.02		0.70	64
37.09	27.23	124,489	0.71	0.98	(g)	0.72	67
29.41	18.79	105,839	0.79	1.21		0.85	67
25.05	3.26	107,169	0.80	0.87		0.87	110
24.45	37.44	111,071	0.79	0.96		0.88	129

40.71	(2.44)	578,229	0.42	1.65		0.61	31

41.26	0.02	148,598	0.68	0.61		0.87	31
41.27	11.43	708,276	0.74	0.80		0.87	64
37.23	27.00	597,963	0.91	0.79	(g)	0.92	67
29.52	18.52	538,378	0.99	1.02		1.05	67
25.15	3.04	502,640	1.00	0.67		1.07	110
24.55	37.25	510,623	0.99	0.77		1.07	129

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2015	J.P. MORGAN INTREPID FUNDS	51

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Intrepid Mid Cap Fund
Class A
Six Months Ended December 31, 2015 (Unaudited)	$21.82	$0.09	(f)	$(1.31)	$(1.22)	$(0.09)	$(1.72)	$(1.81)
Year Ended June 30, 2015	24.11	0.08	(f)	1.18	1.26	(0.09)	(3.46)	(3.55)
Year Ended June 30, 2014	18.79	0.08	(f)(g)	5.41	5.49	(0.07)	(0.10)	(0.17)
Year Ended June 30, 2013	14.99	0.13	(f)(h)	3.80	3.93	(0.13)	—	(0.13)
Year Ended June 30, 2012	15.79	0.10	(f)	(0.79)	(0.69)	(0.11)	—	(0.11)
Year Ended June 30, 2011	11.54	0.04	(f)	4.26	4.30	(0.05)	—	(0.05)

Class C
Six Months Ended December 31, 2015 (Unaudited)	19.07	0.02	(f)	(1.15)	(1.13)	(0.06)	(1.72)	(1.78)
Year Ended June 30, 2015	21.56	(0.06	)(f)	1.06	1.00	(0.03)	(3.46)	(3.49)
Year Ended June 30, 2014	16.87	(0.05	)(f)(g)	4.84	4.79	—	(0.10)	(0.10)
Year Ended June 30, 2013	13.48	0.02	(f)(h)	3.41	3.43	(0.04)	—	(0.04)
Year Ended June 30, 2012	14.24	0.01	(f)	(0.72)	(0.71)	(0.05)	—	(0.05)
Year Ended June 30, 2011	10.45	(0.04	)(f)	3.85	3.81	(0.02)	—	(0.02)

Class R6
November 2, 2015 (i) through December 31, 2015 (Unaudited)	22.41	0.08	(f)	(1.00)	(0.92)	(0.10)	(1.72)	(1.82)

Select Class
Six Months Ended December 31, 2015 (Unaudited)	22.77	0.10	(f)	(1.36)	(1.26)	(0.11)	(1.72)	(1.83)
Year Ended June 30, 2015	24.97	0.14	(f)	1.24	1.38	(0.12)	(3.46)	(3.58)
Year Ended June 30, 2014	19.45	0.14	(f)(g)	5.60	5.74	(0.12)	(0.10)	(0.22)
Year Ended June 30, 2013	15.51	0.18	(f)(h)	3.93	4.11	(0.17)	—	(0.17)
Year Ended June 30, 2012	16.33	0.14	(f)	(0.82)	(0.68)	(0.14)	—	(0.14)
Year Ended June 30, 2011	11.92	0.08	(f)	4.41	4.49	(0.08)	—	(0.08)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.
(g)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $0.04, $(0.08) and $0.10 for Class A, Class C and Select Class Shares, respectively, and the net investment income (loss) ratio would have been 0.20%, (0.42)% and 0.45% for Class A, Class C, and Select Class Shares, respectively.
(h)	Reflects a special dividend paid out during the period by one of the Fund’s holdings. Had the Fund not received the special dividend, the net investment income (loss) per share would have been $0.08, $(0.03) and $0.13 for Class A, Class C and Select Class Shares, respectively, and the net investment income (loss) ratio would have been 0.47%, (0.17)% and 0.72% for Class A, Class C and Select Class Shares, respectively.
(i)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

52	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2015

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)(e)

$18.79	(5.43)%	$317,019	1.15%	0.83%		1.41%	32%
21.82	5.64	377,893	1.14	0.33		1.37	66
24.11	29.30	193,342	1.16	0.38	(g)	1.32	64
18.79	26.30	144,405	1.23	0.78	(h)	1.38	52
14.99	(4.36)	122,217	1.24	0.68		1.38	51
15.79	37.29	138,937	1.23	0.31		1.39	47

16.16	(5.77)	81,643	1.79	0.21		1.92	32
19.07	5.02	87,191	1.78	(0.31)		1.87	66
21.56	28.43	49,796	1.79	(0.25	)(g)	1.82	64
16.87	25.51	36,073	1.87	0.13	(h)	1.88	52
13.48	(4.97)	28,079	1.88	0.04		1.88	51
14.24	36.42	30,773	1.88	(0.34)		1.88	47

19.67	(3.93)	220,902	0.65	2.28		0.78	32

19.68	(5.38)	236,931	0.90	0.94		1.08	32
22.77	5.97	510,465	0.89	0.58		1.07	66
24.97	29.61	348,077	0.91	0.62	(g)	1.08	64
19.45	26.60	327,834	0.98	1.03	(h)	1.13	52
15.51	(4.11)	269,693	0.99	0.94		1.13	51
16.33	37.67	289,967	0.99	0.56		1.14	47

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2015	J.P. MORGAN INTREPID FUNDS	53

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Intrepid Value Fund
Class A
Six Months Ended December 31, 2015 (Unaudited)	$35.66	$0.29	(f)	$(2.54)	$(2.25)	$(0.28)	$(1.55)	$(1.83)
Year Ended June 30, 2015	37.13	0.46	(f)	1.38	1.84	(0.44)	(2.87)	(3.31)
Year Ended June 30, 2014	29.76	0.40	(f)	7.36	7.76	(0.39)	—	(0.39)
Year Ended June 30, 2013	23.99	0.42	(f)	5.79	6.21	(0.44)	—	(0.44)
Year Ended June 30, 2012	24.35	0.35	(f)	(0.34)	0.01	(0.37)	—	(0.37)
Year Ended June 30, 2011	18.64	0.30	(f)	5.65	5.95	(0.24)	—	(0.24)

Class C
Six Months Ended December 31, 2015 (Unaudited)	35.29	0.19	(f)	(2.49)	(2.30)	(0.19)	(1.55)	(1.74)
Year Ended June 30, 2015	36.80	0.27	(f)	1.37	1.64	(0.28)	(2.87)	(3.15)
Year Ended June 30, 2014	29.52	0.23	(f)	7.28	7.51	(0.23)	—	(0.23)
Year Ended June 30, 2013	23.80	0.29	(f)	5.74	6.03	(0.31)	—	(0.31)
Year Ended June 30, 2012	24.16	0.24	(f)	(0.35)	(0.11)	(0.25)	—	(0.25)
Year Ended June 30, 2011	18.53	0.19	(f)	5.60	5.79	(0.16)	—	(0.16)

Class R2
Six Months Ended December 31, 2015 (Unaudited)	35.48	0.24	(f)	(2.51)	(2.27)	(0.24)	(1.55)	(1.79)
Year Ended June 30, 2015	37.02	0.35	(f)	1.40	1.75	(0.42)	(2.87)	(3.29)
Year Ended June 30, 2014	29.69	0.31	(f)	7.33	7.64	(0.31)	—	(0.31)
Year Ended June 30, 2013	23.95	0.30	(f)	5.83	6.13	(0.39)	—	(0.39)
Year Ended June 30, 2012	24.31	0.29	(f)	(0.33)	(0.04)	(0.32)	—	(0.32)
Year Ended June 30, 2011	18.63	0.24	(f)	5.64	5.88	(0.20)	—	(0.20)

Class R5
Six Months Ended December 31, 2015 (Unaudited)	35.88	0.35	(f)	(2.55)	(2.20)	(0.33)	(1.55)	(1.88)
Year Ended June 30, 2015	37.33	0.59	(f)	1.39	1.98	(0.56)	(2.87)	(3.43)
Year Ended June 30, 2014	29.91	0.52	(f)	7.40	7.92	(0.50)	—	(0.50)
Year Ended June 30, 2013	24.10	0.52	(f)	5.82	6.34	(0.53)	—	(0.53)
Year Ended June 30, 2012	24.46	0.43	(f)	(0.34)	0.09	(0.45)	—	(0.45)
Year Ended June 30, 2011	18.71	0.37	(f)	5.68	6.05	(0.30)	—	(0.30)

Class R6
Six Months Ended December 31, 2015 (Unaudited)	35.89	0.36	(f)	(2.56)	(2.20)	(0.34)	(1.55)	(1.89)
Year Ended June 30, 2015	37.33	0.61	(f)	1.39	2.00	(0.57)	(2.87)	(3.44)
Year Ended June 30, 2014	29.91	0.47	(f)	7.46	7.93	(0.51)	—	(0.51)
Year Ended June 30, 2013	24.10	0.53	(f)	5.83	6.36	(0.55)	—	(0.55)
Year Ended June 30, 2012	24.46	0.43	(f)	(0.33)	0.10	(0.46)	—	(0.46)
November 30, 2010 (g) through June 30, 2011	21.27	0.21	(f)	3.18	3.39	(0.20)	—	(0.20)

Select Class
Six Months Ended December 31, 2015 (Unaudited)	35.80	0.31	(f)	(2.54)	(2.23)	(0.30)	(1.55)	(1.85)
Year Ended June 30, 2015	37.25	0.51	(f)	1.40	1.91	(0.49)	(2.87)	(3.36)
Year Ended June 30, 2014	29.85	0.45	(f)	7.38	7.83	(0.43)	—	(0.43)
Year Ended June 30, 2013	24.06	0.46	(f)	5.81	6.27	(0.48)	—	(0.48)
Year Ended June 30, 2012	24.42	0.39	(f)	(0.35)	0.04	(0.40)	—	(0.40)
Year Ended June 30, 2011	18.70	0.33	(f)	5.67	6.00	(0.28)	—	(0.28)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.
(g)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

54	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2015

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)(e)

$31.58	(6.21)%	$260,080	0.83%	1.69%	1.11%	23%
35.66	5.24	173,149	0.86	1.26	1.13	52
37.13	26.17	114,036	0.94	1.19	1.17	49
29.76	26.07	71,116	0.94	1.57	1.38	48
23.99	0.14	61,097	0.95	1.54	1.47	82
24.35	32.01	83,202	0.97	1.34	1.40	72

31.25	(6.43)	48,844	1.33	1.14	1.61	23
35.29	4.72	53,413	1.36	0.76	1.62	52
36.80	25.50	35,963	1.44	0.69	1.67	49
29.52	25.48	25,538	1.44	1.07	1.88	48
23.80	(0.37)	22,086	1.45	1.04	1.96	82
24.16	31.30	30,172	1.47	0.84	1.90	72

31.42	(6.32)	15,679	1.08	1.43	1.54	23
35.48	4.98	14,237	1.09	0.97	1.43	52
37.02	25.82	1,346	1.19	0.92	1.42	49
29.69	25.74	934	1.19	1.06	1.56	48
23.95	(0.09)	70	1.20	1.29	1.73	82
24.31	31.65	70	1.21	1.07	1.65	72

31.80	(6.02)	88,457	0.48	2.02	0.60	23
35.88	5.60	83,859	0.51	1.59	0.63	52
37.33	26.60	80,008	0.59	1.53	0.72	49
29.91	26.53	62,685	0.59	1.92	0.93	48
24.10	0.49	52,183	0.60	1.88	1.03	82
24.46	32.45	50,276	0.60	1.60	0.94	72

31.80	(6.02)	77,199	0.43	2.13	0.51	23
35.89	5.67	39,024	0.46	1.65	0.55	52
37.33	26.66	19,495	0.54	1.41	0.67	49
29.91	26.59	10,875	0.54	1.99	0.91	48
24.10	0.54	18,840	0.55	1.86	0.97	82
24.46	15.96	32,237	0.54	1.48	0.87	72

31.72	(6.14)	1,261,189	0.68	1.79	0.89	23
35.80	5.41	1,424,101	0.71	1.39	0.90	52
37.25	26.35	1,214,765	0.79	1.34	0.92	49
29.85	26.26	926,972	0.79	1.71	1.12	48
24.06	0.29	705,545	0.80	1.70	1.22	82
24.42	32.17	766,468	0.80	1.44	1.14	72

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2015	J.P. MORGAN INTREPID FUNDS	55

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2015 (Unaudited)

1. Organization

JPMorgan Trust I (“JPM I”) and JPMorgan Trust II (“JPM II”) (the “Trusts”) were formed on November 12, 2004, as Delaware statutory trusts, pursuant to Declarations of Trust dated November 5, 2004 and are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-end management investment companies.

The following are 5 separate funds of the Trusts (collectively, the “Funds”) covered by this report:

	Classes Offered	Trust	Diversified/Non-Diversified
Intrepid Advantage Fund	Class A, Class C, and Select Class	JPM I	Diversified
Intrepid America Fund	Class A, Class C, Class R2, Class R5, Class R6* and Select Class	JPM I	Diversified
Intrepid Growth Fund	Class A, Class C, Class R2, Class R5, Class R6* and Select Class	JPM I	Diversified
Intrepid Mid Cap Fund	Class A, Class C, Class R6* and Select Class	JPM II	Diversified
Intrepid Value Fund	Class A, Class C, Class R2, Class R5, Class R6 and Select Class	JPM I	Diversified

*	Class R6 Shares commenced operations on November 2, 2015 for Intrepid America Fund, Intrepid Growth Fund and Intrepid Mid Cap Fund.

The investment objective of both the Intrepid Advantage Fund and the Intrepid Value Fund is to seek to provide long-term capital appreciation.

The investment objective of both the Intrepid America Fund and the Intrepid Growth Fund is to seek to provide long-term capital growth.

The investment objective of the Intrepid Mid Cap Fund is to seek long-term capital growth by investing primarily in equity securities of companies with intermediate capitalizations.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to Class R2, Class R5, Class R6 and Select Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different transfer agency, sub-transfer agency, distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectus.

On June 19, 2015, all remaining Class B Shares converted to Class A Shares of the same Fund. Prior to June 19, 2015, Class B Shares automatically converted to Class A Shares after eight years and provided for a CDSC.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The Funds are investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — The valuation of investments is in accordance with GAAP and the Funds’ valuation policies set forth by and under the supervision and responsibility of the Board of Trustees (the “Board”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at such unadjusted quoted prices and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.

JPMorgan Funds Management, Inc. (the “Administrator”) has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Board with the oversight and monitoring of the valuation of the Funds’ investments. The Administrator implements the valuation policies of the Funds’ investments, as directed by the Board. The AVC oversees and carries out the policies for the valuation of investments held in the Funds. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight, including but not limited to consideration of macro or security specific events, market events and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis with the AVC and the Board.

A market-based approach is primarily used to value the Funds’ investments. Investments for which market quotations are not readily available are fair valued by approved affiliated and unaffiliated pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”) or may be internally fair valued using methods set forth by the valuation policies approved by the Board. This may include related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may be used in which the anticipated future cash flows of the investment are discounted to calculate the fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used, had a ready market for the investments existed, and such differences could be material.

56	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2015

Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset values (“NAV”) of the Funds are calculated on a valuation date. Investments in open-end investment companies (the “Underlying Funds”) are valued at each Underlying Fund’s NAV per share as of the report date.

Futures are generally valued on the basis of available market quotations.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the valuation of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•

Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Funds’ assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

The following tables represent each valuation input as presented on the Schedules of Portfolio Investments (“SOIs”) (amounts in thousands):

Intrepid Advantage Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$20,890	$—	$—	$20,890

Intrepid America Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$3,822,280	$—	$—	$3, 822,280

Appreciation in Other Financial Instruments
Futures Contracts	$1,528	$—	$—	$1,528

Intrepid Growth Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$1,080,038	$—	$—	$1,080,038

Appreciation in Other Financial Instruments
Futures Contracts	$731	$—	$—	$731

DECEMBER 31, 2015	J.P. MORGAN INTREPID FUNDS	57

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2015 (Unaudited) (continued)

Intrepid Mid Cap Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Consumer Discretionary	$125,998	$—	$—	$125,998
Consumer Staples	53,013	—	—	53,013
Energy	41,470	—	—	41,470
Financials	193,945	—	—	193,945
Health Care	88,077	—	—	88,077
Industrials	111,783	—	—	111,783
Information Technology	122,964	—	—	122,964
Materials	42,308	—	—	42,308
Telecommunication Services	7,163	—	—	7,163
Utilities	47,563	—	—	47,563

Total Common Stocks	834,284	—	—	834,284

Rights
Consumer Staples	—	—	14	14
Short-Term Investment
Investment Company	22,090	—	—	22,090

Total Investments in Securities	856,374	—	14	856,388

Depreciation in Other Financial Instruments
Futures Contracts	$(80)	$—	$—	$(80)

Intrepid Value Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$1,748,595	$—	$—	$1,748,595

Appreciation in Other Financial Instruments
Futures Contracts	$1,091	$—	$—	$1,091

(a)	All portfolio holdings designated as Level 1 are disclosed on the SOIs. Please refer to the SOIs for industry specifics of portfolio holdings.

There were no transfers among any levels during the six months ended December 31, 2015.

B. Futures Contracts — Intrepid America Fund, Intrepid Growth Fund, Intrepid Mid Cap Fund and Intrepid Value Fund used index futures contracts to gain or reduce exposure to the stock market, maintain liquidity or minimize transaction costs. The Funds also bought futures contracts to invest incoming cash in the market or sold futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Funds are required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Funds periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as change in net unrealized appreciation/depreciation on the Statements of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported on the Statements of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated on the SOIs and cash deposited is recorded on the Statements of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statements of Assets and Liabilities.

The use of futures contracts exposes the Funds to equity price risk. The Funds may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Funds to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Funds to unlimited risk of loss. The Funds may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Funds’ credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.

58	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2015

The table below discloses the volume of the Funds’ futures contracts activity during the six months ended December 31, 2015 (amounts in thousands):

	Intrepid America Fund	Intrepid Growth Fund	Intrepid Mid Cap Fund	Intrepid Value Fund
Average Notional Balance Long	$96,721	$37,309	$21,773	$43,530
Ending Notional Balance Long	89,659	42,845	21,878	69,509

The Funds’ futures contracts are not subject to master netting agreements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).

C. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income, net of foreign taxes withheld, if any, is recorded on the ex-dividend date or when a Fund first learns of the dividend.

To the extent such information is publicly available, the Funds record distributions received in excess of income earned from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Funds adjust the estimated amounts of the components of distributions (and consequently their net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

D. Allocation of Income and Expenses — Expenses directly attributable to a fund are charged directly to that fund, while the expenses attributable to more than one fund of the Trusts are allocated among the respective funds. In calculating the NAV of each class, investment income, realized and unrealized gains and losses and expenses, other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

Transfer agent fees and sub-transfer agent fees are class-specific expenses. The amount of the transfer agent fees and sub-transfer agent fees charged to each class of the Funds for the six months ended December 31, 2015 are as follows (amounts in thousands):

	Class A	Class C	Class R2		Class R5		Class R6	Select Class	Total
Intrepid Advantage Fund
Transfer agent fees	$1	$1	n/a		n/a		n/a	$1	$3
Sub-transfer agent fees	3	3	n/a		n/a		n/a	1	7
Intrepid America Fund
Transfer agent fees	5	1	$—	(a)	$5		$4	6	21
Sub-transfer agent fees	151	7	3		—	(a)	—	5	166
Intrepid Growth Fund
Transfer agent fees	9	1	—	(a)	1		1	3	15
Sub-transfer agent fees	43	23	2		60		—	34	162
Intrepid Mid Cap Fund
Transfer agent fees	25	3	n/a		n/a		1	5	34
Sub-transfer agent fees	215	58	n/a		n/a		—	118	391
Intrepid Value Fund
Transfer agent fees	27	2	12		1		1	8	51
Sub-transfer agent fees	92	24	8		18		—	870	1,012

(a)	Amount rounds to less than $1,000.

E. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Funds’ tax positions for all open tax years and has determined that as of December 31, 2015, no liability for income tax is required in the Funds’ financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each of the Funds’ Federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

F. Distributions to Shareholders — Distributions from net investment income are generally declared and paid at least annually, except for the Intrepid Mid Cap Fund and Intrepid Value Fund, for which distributions are generally declared and paid at least quarterly. Distributions are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

DECEMBER 31, 2015	J.P. MORGAN INTREPID FUNDS	59

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2015 (Unaudited) (continued)

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreements, J.P. Morgan Investment Management Inc. (the “Adviser”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), supervises the investments of each Fund and for such services is paid a fee. The fee is accrued daily and paid monthly based on each Fund’s respective average daily net assets. The annual rate for each Fund is as follows:

Intrepid Advantage Fund	0.65%
Intrepid America Fund	0.40
Intrepid Growth Fund	0.50
Intrepid Mid Cap Fund	0.65
Intrepid Value Fund	0.40

The Adviser waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator, an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex covered by the Administration Agreement (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the six months ended December 31, 2015, the effective annualized rate was 0.08% of each Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

The Administrator waived Administration fees as outlined in Note 3.F.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Funds’ sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trusts’ exclusive underwriter and promotes and arranges for the sale of each Fund’s shares.

The Board has adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class C and Class R2 Shares of the Funds, as applicable, in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to the Distributor, at annual rates of the average daily net assets as shown in the table below:

	Class A	Class C	Class R2
Intrepid Advantage Fund	0.25%	0.75%	n/a
Intrepid America Fund	0.25	0.75	0.50%
Intrepid Growth Fund	0.25	0.75	0.50
Intrepid Mid Cap Fund	0.25	0.75	n/a
Intrepid Value Fund	0.25	0.75	0.50

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the six months ended December 31, 2015, the Distributor retained the following (amounts in thousands):

	Front-End Sales Charge		CDSC
Intrepid Advantage Fund	$—	(a)	$—	(a)
Intrepid America Fund	3		—	(a)
Intrepid Growth Fund	9		—	(a)
Intrepid Mid Cap Fund	21		—	(a)
Intrepid Value Fund	9		—	(a)

(a)	Amount rounds to less than $1,000.

D. Shareholder Servicing Fees — The Trusts, on behalf of the Funds, have entered into Shareholder Servicing Agreements with the Distributor under which the Distributor provides certain support services to the shareholders. The Class R6 Shares do not participate in the Shareholder Servicing Agreement. For performing these services, the Distributor receives a fee that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class A	Class C	Class R2	Class R5	Select Class
Intrepid Advantage Fund	0.25%	0.25%	n/a	n/a	0.25%
Intrepid America Fund	0.25	0.25	0.25%	0.05%	0.25
Intrepid Growth Fund	0.25	0.25	0.25	0.05	0.25
Intrepid Mid Cap Fund	0.25	0.25	n/a	n/a	0.25
Intrepid Value Fund	0.25	0.25	0.25	0.05	0.25

60	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2015

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Funds. For these services, the Funds pay JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees on the Statements of Operations. Payments to the custodian may be reduced by credits earned by each Fund, based on uninvested cash balances held by the custodian. Such earnings credits, if any, are presented separately on the Statements of Operations.

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Statements of Operations.

F. Waivers and Reimbursements — The Adviser, Administrator and/or Distributor have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation and extraordinary expenses) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A	Class C	Class R2	Class R5	Class R6	Select Class
Intrepid Advantage Fund	1.15%	1.65%	n/a	n/a	n/a	0.90%
Intrepid America Fund	1.04	1.54	1.29%	0.60%	0.55%	0.80
Intrepid Growth Fund	0.93	1.42	1.17	0.48	0.43	0.68
Intrepid Mid Cap Fund	1.15	1.79	n/a	n/a	0.65	0.90
Intrepid Value Fund	0.83	1.33	1.08	0.48	0.43	0.68

The expense limitation agreements were in effect for the six months ended December 31, 2015 and are in place until at least October 31, 2016.

For the six months ended December 31, 2015, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expect the Funds to repay any such waived fees and reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory	Administration	Shareholder Servicing	Total	Contractual Reimbursement
Intrepid Advantage Fund	$64	$9	$4	$77	$—
Intrepid America Fund	—	—	128	128	2
Intrepid Growth Fund	589	393	130	1,112	6
Intrepid Mid Cap Fund	318	211	394	923	1
Intrepid Value Fund	427	285	1,189	1,901	9

Additionally, the Funds may invest in one or more money market funds advised by the Adviser or its affiliates (affiliated money market funds). Effective November 1, 2015, the Adviser, Administrator and/or Distributor, as shareholder servicing agent, have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market fund on the applicable Funds’ investment in such affiliated money market fund. Prior to November 1, 2015, a portion of the waiver was voluntary.

The amounts of waivers resulting from investments in these money market funds for the six months ended December 31, 2015 were as follows (amounts in thousands):

Intrepid Advantage Fund	$—	(a)
Intrepid America Fund	95
Intrepid Growth Fund	36
Intrepid Mid Cap Fund	19
Intrepid Value Fund	46

(a)	Amount rounds to less than $1,000.

G. Other — Certain officers of the Trusts are affiliated with the Adviser, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board appointed a Chief Compliance Officer to the Funds in accordance with Federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the Statements of Operations.

DECEMBER 31, 2015	J.P. MORGAN INTREPID FUNDS	61

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2015 (Unaudited) (continued)

The Trusts adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the six months ended December 31, 2015, the Funds may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Adviser.

The Funds may use related party broker-dealers. For the six months ended December 31, 2015, the Funds incurred brokerage commissions with broker-dealers affiliated with the Adviser as follows (amounts in thousands):

Intrepid America Fund	$—	(a)
Intrepid Mid Cap Fund	1

(a)	Amount rounds to less than $1,000.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

4. Investment Transactions

During the six months ended December 31, 2015, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
Intrepid Advantage Fund	$2,724	$4,055
Intrepid America Fund	1,025,276	953,947
Intrepid Growth Fund	329,071	313,267
Intrepid Mid Cap Fund	286,015	348,579
Intrepid Value Fund	448,780	395,072

During the six months ended December 31, 2015, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of investment securities held at December 31, 2015 were as follows (amounts in thousands):

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Intrepid Advantage Fund	$16,962	$4,690	$762	$3,928
Intrepid America Fund	3,238,877	681,805	98,402	583,403
Intrepid Growth Fund	877,979	223,678	21,619	202,059
Intrepid Mid Cap Fund	786,309	124,493	54,414	70,079
Intrepid Value Fund	1,561,652	298,526	111,583	186,943

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized by the Funds after June 30, 2011 are carried forward indefinitely, and retain their character as short-term and/or long-term losses. Prior to the Act, net capital losses incurred by the Funds were carried forward for eight years and treated as short-term losses. The Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

At June 30, 2015, the Funds did not have any post-enactment net capital loss carryforwards.

At June 30, 2015, the Funds had the following pre-enactment net capital loss carryforwards, expiring during the years indicated, which are available to offset future realized gains (amounts in thousands):

	2018	2019	Total
Intrepid Advantage Fund	$—	$1,978	$1,978
Intrepid Growth Fund	162,839	—	162,839

6. Borrowings

The Funds rely upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including

62	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2015

the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPM II and may be relied upon by the Funds because the Funds and the series of JPMorgan Trust II are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trusts and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 7, 2016.

The Funds had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at December 31, 2015, or at any time during the six months then ended.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

As of December 31, 2015, an affiliate of the Adviser had investment discretion with respect to its clients’ holdings in the Funds, which collectively represent the following percentage of each Fund’s net assets:

% of the Fund
Intrepid Advantage Fund	14.1%
Intrepid Mid Cap Fund	15.1

As of December 31, 2015, Intrepid Advantage Fund and Intrepid Value Fund had one shareholder and two shareholders, respectively, which are accounts maintained by financial intermediaries on behalf of their clients, that collectively own shares representing the following percentage of each applicable Fund’s net assets:

% of the Fund
Intrepid Advantage Fund	10.6%
Intrepid Value Fund	63.0

As of December 31, 2015, J.P. Morgan Investor Funds and JPMorgan SmartRetirement Funds, which are affiliated funds of funds, owned in the aggregate, shares representing more than 10% of the net assets of the Funds as follows:

	J.P. Morgan Investor Funds	JPMorgan SmartRetirement Funds
Intrepid America Fund	31.5%	56.0%
Intrepid Growth Fund	53.5	n/a
Intrepid Mid Cap Fund	25.8	n/a

Significant shareholder transactions by these shareholders may impact the Funds’ performance.

DECEMBER 31, 2015	J.P. MORGAN INTREPID FUNDS	63

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, July 1, 2015, and continued to hold your shares at the end of the reporting period, December 31, 2015.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value July 1, 2015	Ending Account Value December 31, 2015	Expenses Paid During the Period	Annualized Expense Ratio
Intrepid Advantage Fund
Class A
Actual*	$1,000.00	$988.90	$5.75	1.15%
Hypothetical*	1,000.00	1,019.36	5.84	1.15
Class C
Actual*	1,000.00	986.40	8.24	1.65
Hypothetical*	1,000.00	1,016.84	8.36	1.65
Select Class
Actual*	1,000.00	990.10	4.50	0.90
Hypothetical*	1,000.00	1,020.61	4.57	0.90

Intrepid America Fund
Class A
Actual*	1,000.00	984.60	5.19	1.04
Hypothetical*	1,000.00	1,019.91	5.28	1.04
Class C
Actual*	1,000.00	982.20	7.67	1.54
Hypothetical*	1,000.00	1,017.39	7.81	1.54
Class R2
Actual*	1,000.00	983.30	6.43	1.29
Hypothetical*	1,000.00	1,018.65	6.55	1.29
Class R5
Actual*	1,000.00	987.30	2.70	0.54
Hypothetical*	1,000.00	1,022.42	2.75	0.54
Class R6
Actual**	1,000.00	968.50	0.78	0.49
Hypothetical *	1,000.00	1,022.67	2.49	0.49
Select Class
Actual*	1,000.00	986.20	3.69	0.74
Hypothetical*	1,000.00	1,021.42	3.76	0.74

64	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2015

	Beginning Account Value July 1, 2015	Ending Account Value December 31, 2015	Expenses Paid During the Period	Annualized Expense Ratio
Intrepid Growth Fund
Class A
Actual*	$1,000.00	$998.90	$4.67	0.93%
Hypothetical*	1,000.00	1,020.46	4.72	0.93
Class C
Actual*	1,000.00	996.50	7.13	1.42
Hypothetical*	1,000..00	1,018.00	7.20	1.42
Class R2
Actual*	1,000.00	998.00	5.88	1.17
Hypothetical*	1,000.00	1,019.25	5.94	1.17
Class R5
Actual*	1,000.00	1,001.20	2.36	0.47
Hypothetical*	1,000.00	1,022.77	2.39	0.47
Class R6
Actual**	1,000.00	975.60	0.67	0.42
Hypothetical*	1,000.00	1,023.03	2.14	0.42
Select Class
Actual*	1,000.00	1,000.20	3.42	0.68
Hypothetical*	1,000.00	1,021.72	3.46	0.68

Intrepid Mid Cap Fund
Class A
Actual*	1,000.00	945.70	5.62	1.15
Hypothetical*	1,000.00	1,019.36	5.84	1.15
Class C
Actual*	1,000.00	942.30	8.74	1.79
Hypothetical*	1,000.00	1,016.14	9.07	1.79
Class R6
Actual**	1,000.00	960.70	1.03	0.65
Hypothetical*	1,000.00	1,021.87	3.30	0.65
Select Class
Actual*	1,000.00	946.20	4.40	0.90
Hypothetical*	1,000.00	1,020.61	4.57	0.90

Intrepid Value Fund
Class A
Actual*	1,000.00	937.90	4.04	0.83
Hypothetical*	1,000.00	1,020.96	4.22	0.83
Class C
Actual*	1,000.00	935.70	6.47	1.33
Hypothetical*	1,000.00	1,018.45	6.75	1.33
Class R2
Actual*	1,000.00	936.80	5.26	1.08
Hypothetical*	1,000.00	1,019.71	5.48	1.08
Class R5
Actual*	1,000.00	939.80	2.34	0.48
Hypothetical*	1,000.00	1,022.72	2.44	0.48
Class R6
Actual*	1,000.00	939.80	2.10	0.43
Hypothetical*	1,000.00	1,022.97	2.19	0.43
Select Class
Actual*	1,000.00	938.60	3.31	0.68
Hypothetical*	1,000.00	1,021.72	3.46	0.68

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).
**	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 59/366 (to reflect the one-half year period).

DECEMBER 31, 2015	J.P. MORGAN INTREPID FUNDS	65

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited)

The Board of Trustees has established various standing committees composed of Trustees with diverse backgrounds, to which the Board of Trustees has assigned specific subject matter responsibilities to further enhance the effectiveness of the Board’s oversight and decision making. The Board of Trustees and its investment committees (money market and alternative products, equity, and fixed income) meet regularly throughout the year and consider factors that are relevant to their annual consideration of investment advisory agreements at each meeting. They also meet for the specific purpose of considering investment advisory agreement annual renewals. The Board of Trustees held meetings in person in June and August 2015, at which the Trustees considered the continuation of the investment advisory agreements for each of the Funds whose semi-annual report is contained herein (each an “Advisory Agreement” and collectively, the “Advisory Agreements”). At the June meeting, the Board’s investment committees met to review and consider performance, expense and related information for the J.P. Morgan Funds. Each investment committee reported to the full Board, which then considered the investment committee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreements or any of their affiliates, approved the continuation of each Advisory Agreement on August 19, 2015.

As part of their review of the Advisory Agreements, the Trustees considered and reviewed performance and other information about the Funds received from the Adviser. This information includes the Funds’ performance as compared to the performance of their peers and benchmarks and analyses by the Adviser of the Funds’ performance. In addition, the Trustees have engaged an independent management consulting firm (“independent consultant”) to report on the performance of certain J.P. Morgan Funds at each of the Trustees’ regular meetings. The Adviser also periodically provides comparative information regarding the Funds’ expense ratios and those of their peer groups. In addition, in preparation for the June and August meetings, the Trustees requested, received and evaluated extensive materials from the Adviser, including performance and expense information compiled by Lipper Inc. (“Lipper”), an independent provider of investment company data. The Trustees’ independent consultant also provided additional analyses of the performance of the Funds in connection with the Trustees’ review of the Advisory Agreements. Before voting on the proposed Advisory Agreements, the Trustees reviewed the proposed Advisory Agreements with representatives of the Adviser, counsel to the Trusts and independent legal counsel and received a memorandum from independent legal counsel to the Trustees discussing the legal standards for their consideration of the proposed Advisory Agreements. The Trustees also discussed the proposed Advisory Agreements in executive sessions with independent legal counsel at which no representatives of the Adviser were present. Set forth below is a summary of the material factors evaluated by the Trustees in determining whether to approve each Advisory Agreement.

The Trustees considered information provided with respect to the Funds over the course of the year. Each Trustee attributed different weights to the various factors and no factor alone was considered determinative. From year to year, the Trustees consider and place emphasis on relevant information in light of changing circumstances in market and economic conditions. The Trustees determined that the compensation to be received by the Adviser from each Fund under the applicable Advisory Agreement was fair and reasonable and that the continuance of the Advisory Agreements was in the best interests of each Fund and its shareholders.

The factors summarized below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Adviser

The Trustees received and considered information regarding the nature, extent and quality of the services provided to each Fund under the Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Adviser’s senior management and the expertise of, and the amount of attention given to each Fund by, investment personnel of the Adviser. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of each Fund and the infrastructure supporting the team. The Trustees also considered information provided by the Adviser and JPMorgan Distribution Services, Inc. (“JPMDS”) about the structure and distribution strategy of each Fund. The Trustees reviewed information relating to the Adviser’s risk governance model and reports showing the Adviser’s compliance structure and ongoing compliance processes. The Trustees also considered the quality of the administrative services provided by JPMorgan Funds Management, Inc. (“JPMFM”), an affiliate of the Adviser.

The Trustees also considered their knowledge of the nature and quality of the services provided by the Adviser and its affiliates to the Funds gained from their experience as Trustees of the J.P. Morgan Funds. In addition, they considered the overall reputation and capabilities of the Adviser and its affiliates, the commitment of the Adviser to provide high quality service to the Funds, their overall confidence in the Adviser’s integrity and the Adviser’s responsiveness to questions or concerns raised by them, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to each Fund.

66	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2015

Based upon these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Funds by the Adviser.

Costs of Services Provided and Profitability to the Adviser and its Affiliates

The Trustees received and considered information regarding the profitability to the Adviser and its affiliates in providing services to each of the Funds. The Trustees reviewed and discussed this data. The Trustees recognized that this data is not audited and represents the Adviser’s determination of its and its affiliates’ revenues from the contractual services provided to the Funds, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Adviser. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based on their review, the Trustees concluded that the profitability to the Adviser under each of the Advisory Agreements was not unreasonable in light of the services and benefits provided to each Fund.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fallout” or ancillary benefits received by the Adviser and its affiliates as a result of their relationship with the Funds. The Trustees also reviewed the Adviser’s allocation of fund brokerage for the J.P. Morgan Funds complex, including allocations to brokers who provide research to the Adviser.

The Trustees also considered that JPMFM and JPMDS, affiliates of the Adviser, earn fees from the Funds for providing administrative and shareholder services. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Funds’ distributor and that these fees are in turn generally paid to financial intermediaries that sell the Funds, including financial intermediaries that are affiliates of the Adviser. The Trustees also considered the fees paid to JPMorgan Chase Bank, N.A. (“JPMCB”) for custody and fund accounting, and other related services.

Economies of Scale

The Trustees considered the extent to which the Funds may benefit from economies of scale. The Trustees considered that there may not be a direct relationship between economies of scale realized by the Funds and those realized by the Adviser as assets increase. The Trustees noted that the proposed investment advisory fee schedule for each Fund does not contain breakpoints, but that the fees remain competitive with peer funds. The Trustees also considered that the Adviser has implemented fee waivers and expense limitations (“Fee Caps”) which allow each Fund’s shareholders to share potential economies of scale from a Fund’s inception. The Trustees also considered that the Adviser has shared economies of scale by adding or enhancing services to the Funds over time, noting the Adviser’s substantial investments in its business in support of the Funds, including investments in trading systems and technology (including cybersecurity improvements), retention of key talent, additions to analyst and portfolio management teams, and regulatory support enhancements. The Trustees also considered whether it would be appropriate to add advisory fee breakpoints and the Trustees concluded that the current fee structure was reasonable in light of the Fee Caps that the Adviser has in place that serve to limit the overall net expense ratios of each Fund at competitive levels. The Trustees concluded that the Funds’ shareholders received the benefits of potential economies of scale through the Fee Caps and the Adviser’s reinvestment in its operations to serve the Funds and their shareholders.

Independent Written Evaluation of the Funds’ Senior/Chief Compliance Officer

The Trustees noted that, upon their direction, the Senior Officer for the Intrepid Mid Cap Fund had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. In determining whether to continue the Advisory Agreements, the Trustees considered the Senior Officer’s report.

The Trustees noted that, upon their direction, the Chief Compliance Officer for the Intrepid Advantage Fund, Intrepid America Fund, Intrepid Growth Fund, and Intrepid Value Fund had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. The Trustees considered the written evaluation in determining whether to continue the Advisory Agreements.

Fees Relative to Adviser’s Other Clients

The Trustees received and considered information about the nature and extent of investment advisory services and fee rates offered to other clients of the Adviser, including institutional separate accounts and/or funds sub-advised by the Adviser, and for investment management styles substantially similar to that of each Fund. The Trustees considered the complexity of investment management for registered mutual funds relative to the Adviser’s other clients and noted differences in the regulatory, legal and other risks and responsibilities of providing services to the different clients. The Trustees considered that serving as an adviser to a registered mutual fund involves

DECEMBER 31, 2015	J.P. MORGAN INTREPID FUNDS	67

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited) (continued)

greater responsibilities and risks than acting as a sub-adviser and observed that sub-advisory fees may be lower than those charged by the Adviser to each Fund. The Trustees also noted that the adviser, not the mutual fund, pays the sub-advisory fee and that many responsibilities related to the advisory function are retained by the primary adviser. The Trustees concluded that the fee rates charged to each Fund in comparison to those charged to the Adviser’s other clients were reasonable.

Investment Performance

The Trustees received and considered absolute and/or relative performance for the Funds in a report prepared by Lipper. The Trustees considered the total return performance information, which included the ranking of the Funds within a performance universe made up of funds with the same Lipper investment classification and objective (the “Universe Group”) by total return for applicable one-, three- and five-year periods. The Trustees reviewed a description of Lipper’s methodology for selecting mutual funds in each Fund’s Universe Group. The Lipper materials provided to the Trustees highlighted information with respect to certain representative classes to assist the Trustees in their review. As part of this review, the Trustees also reviewed each Fund’s performance against its benchmark and considered the performance information provided for the Funds at regular Board meetings by the Adviser and the Trustees’ independent consultant and also considered the special analysis prepared by the Trustees’ independent consultant. The Lipper performance data noted by the Trustees as part of their review and the determinations made by the Trustees with respect to each Fund’s performance for certain representative classes are summarized below:

The Trustees noted that the Intrepid Advantage Fund’s performance was in the first quintile for both Class A and Select Class shares for each of the one-, three- and five-year periods ended December 31, 2014, and that the Trustees’ independent consultant indicated that the Fund’s overall performance was attractive. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and, based upon this discussion and various other factors, concluded that the performance was reasonable.

The Trustees noted that the Intrepid America Fund’s performance was in the first quintile for both Class A and Select Class shares for each of the one-, three-, and five-year periods ended December 31, 2014, and that the Trustees’ independent consultant indicated that the Fund’s overall performance was attractive. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and, based upon this discussion and various other factors, concluded that the performance was reasonable.

The Trustees noted that the Intrepid Growth Fund’s performance was in the first quintile for both Class A and Select Class shares for each of the one-, three- and five-year periods ended

December 31, 2014, and that the Trustees’ independent consultant indicated that the Fund’s overall performance was attractive. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and, based upon this discussion and various other factors, concluded that the performance was reasonable.

The Trustees noted that the Intrepid Mid Cap Fund’s performance was in the first quintile for both Class A and Select Class shares for each of the one-, three-, and five-year periods ended December 31, 2014, and that the Trustees’ independent consultant indicated that overall performance was attractive. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and, based upon this discussion and various other factors, concluded that the performance was reasonable.

The Trustees noted that the Intrepid Value Fund’s performance was in the first quintile for both Class A and Select Class shares for each of the one-, three-, and five-year periods ended December 31, 2014, and that the Trustees’ independent consultant indicated that the Fund’s overall performance was attractive. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and, based upon this discussion and various other factors, concluded that the performance was reasonable.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate paid by each Fund to the Adviser and compared that rate to the information prepared by Lipper concerning management fee rates paid by other funds in the same Lipper category as each Fund. The Trustees recognized that Lipper reported each Fund’s management fee rate as the combined contractual advisory fee and administration fee rates. The Trustees also reviewed information about other expenses and the expense ratios for each Fund. The Trustees considered the fee waiver and/or expense reimbursement arrangements currently in place for each Fund and considered the net advisory fee rate after taking into account any waivers and/or reimbursements. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Trustees’ determinations as a result of the review of each Fund’s advisory fees and expense ratios for certain representative classes are summarized below:

The Trustees noted that the Intrepid Advantage Fund’s net advisory fee for both Class A and Select Class shares was in the first quintile and that the actual total expenses for Class A and Select Class shares were in the second and third quintiles, respectively, of the Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was reasonable.

68	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2015

The Trustees noted that the Intrepid America Fund’s net advisory fee for both Class A and Select Class shares was in the second quintile, and that the actual total expenses for Class A and Select Class shares were in the second and third quintiles, respectively, of the Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was reasonable.

The Trustees noted that the Intrepid Growth Fund’s net advisory fee and actual total expenses for both Class A and Select Class shares were in the first quintile of the Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was reasonable.

The Trustees noted that the Intrepid Mid Cap Fund’s net advisory fee for both Class A and Select Class shares was in the second quintile and that the actual total expenses for Class A and Select Class shares were in the first and second quintiles, respectively, of the Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was reasonable.

The Trustees noted that the Intrepid Value Fund’s net advisory fee and actual total expenses for both Class A and Select Class shares were in the first quintile of the Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was reasonable.

DECEMBER 31, 2015	J.P. MORGAN INTREPID FUNDS	69

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Funds’ website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Adviser. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management business of JPMorgan Chase & Co. Those business include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase & Co., 2016. All rights reserved. December 2015.	SAN-INT-1215

ITEM 2.	CODE OF ETHICS.

Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 12(a)(1), unless the registrant has elected to satisfy paragraph (f) of this Item by positing its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.
If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or third party, that relates to one or more items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable to a semiannual report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant’s board of directors has determined that the registrant either:

(i) Has at least one audit committee financial expert serving on its audit committee; or

(ii) Does not have an audit committee financial expert serving on its audit committee.

(2) If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is “independent.” In order to be considered “independent” for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee:

(i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

(ii) Be an “interested person” of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

(3) If the registrant provides the disclosure required by paragraph (a)(1)(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable to a semiannual report.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption Audit Fees, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b) Disclose, under the caption Audit-Related Fees, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

(c) Disclose, under the caption Tax Fees, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

(d) Disclose, under the caption All Other Fees, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

(e) (1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) Disclose the aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

(h) Disclose whether the registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Not applicable to a semiannual report.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17CFR 240.10A-3(d)) regarding an exemption from the listing standards for all audit committees.

Not applicable to a semiannual report.

ITEM 6.	SCHEDULE OF INVESTMENTS.

File Schedule I – Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in Section 210.12-12 of Regulation S-X, unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Included in Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company’s investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company’s investment adviser, or any other third party, that the company uses, or that are used on the company’s behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any “affiliated purchaser,” as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant’s equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.

No material changes to report.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant’s principal executive and principal financial officers, or persons performing similar functions, regarding the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The Registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the

Registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) Disclose any change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

There were no changes in the Registrant’s internal control over financial reporting that occurred during the last fiscal quarter covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

Not applicable.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2).

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 are attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.

Not applicable.

(b) A separate or combined certification for each principal executive officer and principal officer of the registrant as required by Rule 30a-2(b) under the Act of 1940.

Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

JPMorgan Trust II

By:	/s/ Robert L. Young
Robert L. Young
President and Principal Executive Officer
March 4, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Robert L. Young
Robert L. Young
President and Principal Executive Officer
March 4, 2016

By:	/s/ Laura M. Del Prato
Laura M. Del Prato
Treasurer and Principal Financial Officer
March 4, 2016